UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08764

PACE® Select Advisors Trust
(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York			10019-6028
(Address of principal executive offices)			(Zip code)

Mark F. Kemper, Esq. UBS Global Asset Management 1285 Avenue of the Americas New York, NY 10019-6028
(Name and address of agent for service)

Copy to: Jack W. Murphy, Esq. Dechert LLP 1900 K Street, N.W. Washington, DC 20006

Registrant’s telephone number, including area code:		212-821 3000

Date of fiscal year end:	July 31

Date of reporting period:	January 31, 2015

Item 1.  Reports to Stockholders.

PACE Select

January 31, 2015

PACE® Select Advisors Trust

Semiannual Report

PACE® Select Advisors Trust

Table of contents
Introduction	2
Portfolio Advisor's and Sub-Advisors' commentaries and Portfolios of investments
PACE® Money Market Investments	5
PACE® Mortgage-Backed Securities Fixed Income Investments	11
PACE® Intermediate Fixed Income Investments	27
PACE® Strategic Fixed Income Investments	50
PACE® Municipal Fixed Income Investments	79
PACE® International Fixed Income Investments	90
PACE® High Yield Investments	101
PACE® Large Co Value Equity Investments	115
PACE® Large Co Growth Equity Investments	130
PACE® Small/Medium Co Value Equity Investments	138
PACE® Small/Medium Co Growth Equity Investments	148
PACE® International Equity Investments	159
PACE® International Emerging Markets Equity Investments	174
PACE® Global Real Estate Securities Investments	185
PACE® Alternative Strategies Investments	193
Understanding your Portfolio's expenses	232
Statement of assets and liabilities	238
Statement of operations	246
Statement of changes in net assets	250
Statement of cash flows	256
Financial highlights	260
Notes to financial statements	290
General information	334
Board approvals of sub-advisory agreements	335

PACE Select Advisors Trust offers multiple share classes representing interests in 15 separate Portfolios. (PACE Money Market Investments offers only one share class.) Different classes of shares and/or Portfolios are offered by separate prospectuses.

For more information on a portfolio or class of shares, contact your financial advisor. He or she can send you a current prospectus relating to a portfolio or class of shares. Investors should carefully read and consider a mutual fund's investment objectives, risks, charges, and expenses before investing. The prospectus contains this and other information about a mutual fund. For a current prospectus, contact UBS Global Asset Management (Americas) Inc. at 888-793 8637, or visit us on the Web at www.ubs.com/globalam-us.

Derivatives vary in complexity, involve risks which are different from, and may be greater than, the risks associated with investing in securities or other instruments. Please see the funds' prospectuses for more complete discussion of the risks associated with investing in derivatives.

PACE Select Advisors Trust

Introduction

March 18, 2015

Dear PACE Shareholder,

We are pleased to provide you with the semiannual report for the PACE portfolios (the "Portfolios"), comprising the PACE Select Advisors Trust. This report includes summaries of the performance of each Portfolio, as well as commentaries from the investment advisor and Sub-advisors regarding the events that affected Portfolio performance during the six months ended January 31, 2015. Please note that the opinions of the Sub-advisors do not necessarily represent those of UBS Global Asset Management (Americas) Inc.

Mixed growth in the developed world

The overall US economy grew at a solid pace during the reporting period. The Commerce Department reported that second-quarter 2014 gross domestic product ("GDP") growth was 4.6%. The economy gathered additional momentum during the third quarter, with GDP growth of 5.0%—its strongest reading since the third quarter of 2003. The US economic expansion then moderated, as the Commerce Department's second estimate for fourth-quarter GDP growth was 2.2%.1

The Federal Reserve Board (the "Fed") largely maintained its accommodative monetary policy during the reporting period. The central bank continued to hold the federal funds rate at a historically low range between 0% and 0.25%. The federal funds rate or the "fed funds rate," is the rate banks charge one another for funds they borrow on an overnight basis. During the six months ended January 31, 2015, the Fed wound down its asset purchase program, also known as quantitative easing or QE, a process called tapering, which it began in January 2014. At its meeting in December 2013, the Fed said "Beginning in January, the Committee will add to its holdings of agency mortgage-backed securities at a [reduced] pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a [reduced] pace of $40 billion per month rather than $45 billion per month." The Fed further reduced QE over several months, and at its meeting in October, it said it had concluded its asset purchase program. Finally, at its meeting that concluded on January 28, 2015, the Fed said "Based on its current assessment, the Committee judges that it can be patient in beginning to normalize the stance of monetary policy."

In its January 2015 World Economic Outlook Update, the International Monetary Fund ("IMF") said "Global growth will receive a boost from lower oil prices, which reflect to an important extent higher supply. But this boost is projected to be more than offset by negative factors, including investment weakness as adjustment to diminished expectations about medium-term growth continues in many advanced and emerging market economies." From a regional perspective, the IMF said 2014 growth was 0.8% in the eurozone, versus -0.5% in 2013. Japan's economy expanded 0.1% in 2014, compared to 1.6% in 2013. Elsewhere, the IMF said that overall growth in emerging market countries decelerated in 2014, with growth of 4.4% versus 4.7% in 2013. On January 22, 2015, the European Central Bank announced that beginning in March 2015 it would start a €60 billion-a-month bond buying program that is expected to run until September 2016.

1  Based on the Commerce Department's second estimate announced on February 27, 2015, after the reporting period had ended.

PACE Select Advisors Trust

US equities outperform

The US equity market was highly resilient and generated solid results during the reporting period. While there were several setbacks, these were overshadowed by periods of strong investor risk appetite, corporate profits that were solid overall and accommodative central banks. All told, the US stock market, as measured by the S&P 500 Index,2 gained 4.37% for the six months ended January 31, 2015. In contrast, international equities produced poor results, as they were dragged down by moderating growth overseas, fears of deflation and several geopolitical issues. International developed equities, as measured by the MSCI EAFE Index (net),3 fell 6.97% during the period. Emerging market equities, as measured by the MSCI Emerging Markets Index (net),4 declined 9.05% over the same period.

Positive returns for higher-quality fixed income securities

When 2014 began, there were expectations that the US economy would continue to expand and that Treasury yields would move higher. While the US economy was initially weak in 2014, it quickly recovered and grew at a solid pace. However, concerns about global growth, sharply falling oil prices and geopolitical concerns triggered several flights to quality. Against this backdrop, the yield on the 10-year Treasury fell from 2.58% to 1.68% during the reporting period, and the overall US bond market, as measured by the Barclays US Aggregate Index,5 gained 4.36%. Riskier fixed income securities produced weak results during the six months ended January 31, 2015. High yield bonds, as measured by the BofA Merrill Lynch US High Yield Cash Pay Constrained Index6 declined 0.96% during the reporting period. Emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),7 fell 3.05%.

Sincerely,

Mark E. Carver
President, PACE Select Advisors Trust
Managing Director, UBS Global Asset Management (Americas) Inc.

2  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed, non-convertible, coupon-bearing US dollar denominated, below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

PACE Select Advisors Trust

This report is intended to assist investors in understanding how the Portfolios performed during the six-month period ended January 31, 2015. The views expressed in the Advisor's and Sub-Advisors' comments sections are as of the end of the reporting period, reflect performance results gross of fees and expenses, and are those of the investment advisor (with respect to PACE Money Market Investments only) and Sub-advisors. Sub-advisors' comments on Portfolios that have more than one Sub-advisor are reflective of their portion of the Portfolio only. The views and opinions in this report were current as of March 18, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the investment advisor and Sub-advisors reserve the right to change their views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Portfolio's future investment intent.

PACE Select Advisors Trust

PACE Money Market Investments

Performance

For the six months ended January 31, 2015, the Portfolio returned 0.01% before the deduction of the maximum PACE program fee.1 Please remember that the PACE program fee is assessed outside the Portfolio at the PACE program account level. The program fee does not impact the determination of the Portfolio's net asset value per share. For comparison purposes, the median return of the Lipper Money Market Funds category was 0.01%. (Returns over various time periods are shown in the "Performance at a glance" table on page 6. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the period, please refer to page 2.

Advisor's Comments

Throughout the reporting period, the US Federal Reserve Board (the "Fed") continued to hold the federal funds rate at a historically low range between 0% and 0.25%. The federal funds rate, or the "fed funds rate," is the rate US banks charge one another for funds they borrow on an overnight basis. (For more details on the Fed's actions, see page 2.) This continued to depress yields on a wide range of short-term investments. As a result, the Portfolio's yield remained low during the reporting period.

We tactically adjusted the Portfolio's weighted average maturity ("WAM") throughout the six-month review period. When the reporting period began, the Portfolio had a WAM of 40 days. This was increased to 48 days at the end of the reporting period.

At the issuer level, we maintained a high level of diversification, investing in smaller positions with the goal of reducing risk and keeping the Portfolio highly liquid. To that end, we typically purchased up to 3% in single nongovernment issuers throughout the reporting period. (The Portfolio is generally able to hold up to 5% in any one issuer, subject to certain exceptions.)

Several adjustments were made to the Portfolio's sector positioning during the six-month period. We increased the Portfolio's exposure to US government and agency obligations. Conversely, we reduced our allocation to commercial paper and modestly pared our exposures to certificates of deposit and repurchase agreements. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

PACE Select Advisors Trust – PACE Money Market Investments

Investment Advisor:

UBS Global Asset Management (Americas) Inc.

Portfolio Manager:

Robert Sabatino

Objective:

Current income consistent with preservation of capital and liquidity

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental and private issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

PACE Select Advisors Trust

PACE Money Market Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/15	6 months	1 year	5 years	10 years
PACE Money Market Investments[1]	0.01%	0.01%	0.01%	1.40%
Lipper Money Market Funds median	0.01%	0.01%	0.01%	1.38%

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/14	6 months	1 year	5 years	10 years
PACE Money Market Investments[1]	0.01%	0.01%	0.01%	1.41%

For PACE Money Market Investments1 , the 7-day current yield for the period ended January 31, 2015 was 0.01% after fee waivers and/or expense reimbursements; the yield was (0.76)% before fee waivers and/or expense reimbursements. The Portfolio's yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Yields will fluctuate and reflect fee waivers and/or expense reimbursements.

1  Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. The return of an investment will fluctuate. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the payable dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

An investment in PACE Money Market Investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Not FDIC Insured. May lose value. No bank guarantee.

PACE Select Advisors Trust

PACE Money Market Investments

Portfolio statistics (unaudited)

Characteristics	01/31/15
Net assets (mm)	$224.8
Number of holdings	69
Weighted average maturity	48 days
Portfolio composition[1]	01/31/15
Commercial paper	44.4%
Repurchase agreements	15.5
Certificates of deposit	16.0
US government and agency obligations	23.4
Short-term corporate obligation	1.8
Other assets less liabilities	(1.1)
Total	100.0%
Top ten holdings[1]	01/31/15
Repurchase agreement with Goldman Sachs, Inc., 0.060% due 02/02/15	8.6%
Repurchase agreement with Barclays Capital, Inc., 0.050% due 02/02/15	6.7
Federal Home Loan Bank, 0.120% due 05/15/15	3.1
US Treasury Notes, 0.250% due 02/15/15	2.3
Mizuho Bank Ltd., 0.200% due 03/02/15	2.2
Natixis, 0.070% due 02/02/15	2.2
Manhattan Asset Funding Co. LLC, 0.170% due 02/02/15	2.2
Philip Morris International Co., 0.120% due 02/06/15	2.2
Roche Holdings, Inc., 0.100% due 02/12/15	2.2
Toyota Motor Credit Corp., 0.140% due 02/09/15	2.2
Total	33.9%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2015. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Money Market Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Face amount	Value
US government and agency obligations—23.39%
Federal Home Loan Bank 0.050%, due 03/02/15[1]	$5,000,000	$4,999,799
0.070%, due 02/04/15[1]	3,100,000	3,099,982
0.085%, due 03/27/15[1]	5,000,000	4,999,362
0.090%, due 03/18/15[1]	4,000,000	3,999,550
0.106%, due 02/12/15[2,3]	2,000,000	2,000,016
0.115%, due 03/17/15[1]	3,000,000	2,999,578
0.120%, due 05/15/15[1]	7,000,000	6,997,597
0.125%, due 06/02/15	3,000,000	2,999,603
0.160%, due 05/01/15[1]	5,000,000	4,998,022
0.180%, due 03/20/15[1]	2,000,000	1,999,530
Federal Home Loan Mortgage Corp.* 0.170%, due 11/04/15[1]	1,000,000	998,697
Federal National Mortgage Association* 0.500%, due 07/02/15	2,000,000	2,002,493
US Treasury Bill 0.180%, due 02/04/16[1]	1,500,000	1,497,270
US Treasury Notes 0.250%, due 02/15/15	5,000,000	5,000,408
0.250%, due 12/15/15	4,000,000	4,000,739
Total US government and agency obligations (cost—$52,592,646)		52,592,646
Certificates of deposit—16.01%
Banking-non-US—10.23%
Credit Industriel et Commercial 0.130%, due 02/03/15	3,000,000	3,000,000
HSBC Bank USA 0.255%, due 06/10/15	2,000,000	2,000,000
Mitsubishi UFJ Trust & Banking Corp. 0.210%, due 03/09/15	3,000,000	3,000,000
Mizuho Bank Ltd. 0.200%, due 03/02/15	5,000,000	5,000,000
Natixis 0.241%, due 02/03/15[2]	2,000,000	2,000,000
Norinchukin Bank 0.170%, due 02/04/15	3,000,000	3,000,000
0.140%, due 02/26/15	3,000,000	3,000,000
Rabobank Nederland NV 0.302%, due 04/10/15[2]	1,000,000	1,000,000
Toronto-Dominion Bank 0.230%, due 02/24/15	1,000,000	1,000,000
		23,000,000
Banking-US—5.78%
BMO Harris Bank N.A. 0.230%, due 02/11/15	2,000,000	2,000,000
0.300%, due 07/23/15	2,000,000	2,000,000
Citibank N.A. 0.250%, due 05/07/15	2,000,000	2,000,000
JPMorgan Chase Bank N.A. 0.240%, due 06/05/15	2,000,000	2,000,000
0.320%, due 10/28/15	2,000,000	2,000,000
	Face amount	Value
Certificates of deposit—(concluded)
Banking-non-US—(concluded)
Wells Fargo Bank N.A. 0.230%, due 04/08/15	$3,000,000	$3,000,000
		13,000,000
Total certificates of deposit (cost—$36,000,000)		36,000,000
Commercial paper[1]—44.37%
Asset backed-miscellaneous—21.79%
Albion Capital Corp. 0.180%, due 02/23/15	2,000,000	1,999,780
0.180%, due 02/26/15	4,000,000	3,999,500
Antalis US Funding Corp. 0.160%, due 02/06/15	2,000,000	1,999,956
CAFCO LLC 0.200%, due 03/18/15	3,000,000	2,999,250
Gotham Funding Corp. 0.150%, due 02/05/15	4,000,000	3,999,933
0.160%, due 03/10/15	2,000,000	1,999,671
LMA Americas LLC 0.160%, due 02/09/15	3,000,000	2,999,893
0.170%, due 02/09/15	4,000,000	3,999,849
Manhattan Asset Funding Co. LLC 0.170%, due 02/02/15	5,000,000	4,999,976
Old Line Funding LLC 0.190%, due 03/19/15	2,000,000	1,999,514
Regency Markets No. 1 LLC 0.150%, due 02/17/15	5,000,000	4,999,667
0.150%, due 02/20/15	2,000,000	1,999,842
Salisbury Receivables Co. LLC 0.170%, due 02/10/15	4,000,000	3,999,830
Victory Receivables Corp. 0.170%, due 02/04/15	3,000,000	2,999,958
0.150%, due 02/25/15	1,000,000	999,900
Working Capital Management Co. 0.160%, due 02/03/15	3,000,000	2,999,973
		48,996,492
Banking-non-US—6.58%
ASB Finance Ltd. 0.257%, due 02/23/15[2]	1,000,000	1,000,000
Caisse Centrale Desjardins 0.160%, due 02/09/15	1,000,000	999,965
HSBC USA, Inc. 0.190%, due 02/02/15	3,800,000	3,799,980
National Australia Bank Ltd. 0.415%, due 01/08/16	2,000,000	1,992,138
Natixis 0.070%, due 02/02/15	5,000,000	4,999,990
Nordea Bank AB 0.220%, due 04/14/15	2,000,000	1,999,120
		14,791,193

PACE Select Advisors Trust

PACE Money Market Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Face amount	Value
Commercial paper[1]—(concluded)
Banking-US—3.55%
Bedford Row Funding Corp. 0.140%, due 03/16/15	$3,000,000	$2,999,498
0.470%, due 01/04/16	2,000,000	1,991,201
BNP Paribas Finance, Inc. 0.080%, due 02/06/15	2,000,000	1,999,978
PNC Bank N.A. 0.300%, due 07/06/15	1,000,000	998,708
		7,989,385
Electric-integrated—0.89%
CNPC Finance HK Ltd. 0.290%, due 02/05/15	2,000,000	1,999,935
Finance-captive automotive—2.67%
Toyota Motor Credit Corp. 0.140%, due 02/09/15	5,000,000	4,999,845
0.210%, due 04/27/15	1,000,000	999,504
		5,999,349
Finance-non-captive diversified—1.78%
General Electric Capital Corp. 0.200%, due 02/02/15	2,000,000	1,999,989
0.350%, due 10/02/15	2,000,000	1,995,275
		3,995,264
Insurance-life—2.67%
MetLife Short Term Funding LLC 0.120%, due 02/18/15	3,000,000	2,999,830
0.120%, due 03/06/15	3,000,000	2,999,670
		5,999,500
Pharmaceuticals—2.22%
Roche Holdings, Inc. 0.100%, due 02/12/15	5,000,000	4,999,847
Tobacco—2.22%
Philip Morris International Co. 0.120%, due 02/06/15	5,000,000	4,999,917
Total commercial paper (cost—$99,770,882)		99,770,882
Short-term corporate obligation—1.78%
Banking-non-US—1.78%
Barclays Bank PLC 0.360%, due 02/05/15[4] (cost—$4,000,000)	4,000,000	4,000,000
	Face amount	Value
Repurchase agreements—15.52%
Repurchase agreement dated 01/30/15 with Barclays Capital, Inc., 0.050% due 02/02/15, collateralized by $14,289,500 US Treasury Note, 2.500% due 05/15/24; (value—$15,300,019); proceeds: $15,000,063	$15,000,000	$15,000,000
Repurchase agreement dated 01/30/15 with Goldman Sachs, Inc., 0.060% due 02/02/15, collateralized by $1,821,000 Federal Home Loan Mortgage Corp. obligations, 0.875% due 10/14/16 and $17,142,000 Federal National Mortgage Association obligations, 1.750% to 5.625% due 09/12/19 to 07/15/37; (value—$19,686,546); proceeds: $19,300,097	19,300,000	19,300,000
Repurchase agreement dated 01/30/15 with State Street Bank and Trust Co., 0.000% due 02/02/15, collateralized by $609,674 Federal Home Loan Mortgage Corp. obligations, 2.060% due 10/17/22; (value—$601,976); proceeds: $590,000	590,000	590,000
Total repurchase agreements (cost—$34,890,000)		34,890,000
Total investments (cost—$227,253,528 which approximates cost for federal income tax purposes)—101.07%		227,253,528
Liabilities in excess of other assets—(1.07)%		(2,408,080)
Net assets (applicable to 224,845,215 shares of beneficial interest outstanding equivalent to $1.00 per share)—100.00%		$224,845,448

PACE Select Advisors Trust

PACE Money Market Investments

Portfolio of investments—January 31, 2015 (unaudited)

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 230.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2015 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and agency obligations	$—	$52,592,646	$—	$52,592,646
Certificates of deposit	—	36,000,000	—	36,000,000
Commercial paper	—	99,770,882	—	99,770,882
Short-term corporate obligation	—	4,000,000	—	4,000,000
Repurchase agreements	—	34,890,000	—	34,890,000
Total	$—	$227,253,528	$—	$227,253,528

At January 31, 2015, there were no transfers between Level 1 and Level 2.

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	78.1%
Japan	8.8
France	4.4
United Kingdom	4.3
Canada	0.9
China	0.9
Sweden	0.9
Australia	0.9
Netherlands	0.4
New Zealand	0.4
Total	100.0%

Portfolio footnotes

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  Rates shown are the discount rates at date of purchase.

2  Variable or floating rate security. The interest rate shown is the current rate as of January 31, 2015 and changes periodically. The maturity date reflects earlier of reset date or stated maturity date.

3  Security purchased on a when-issued basis. When-issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

4  Illiquid investment as of January 31, 2015.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Performance

For the six months ended January 31, 2015, the Portfolio's Class P shares returned 2.92% before the deduction of the maximum PACE Select program fee.1 In comparison, the Barclays US Mortgage-Backed Securities Index (the "benchmark") returned 3.44%, and the Lipper US Mortgage Funds category posted a median return of 3.03%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 13. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments2

The Portfolio underperformed its benchmark during the reporting period. An underweight to US duration detracted from results, as the yield on the 10-year US Treasury fell 92 basis points (i.e., 0.92%). (Duration measures a portfolio's sensitivity to interest rate changes.)

Positioning within the agency mortgage-backed security ("MBS") sector was negative for performance. An overall underweight to agency MBS was modestly positive for performance, as they lagged like-duration Treasuries. However, less exposure to lower coupon Freddie Mac ("FHLMC") and Fannie Mae ("FNMA") mortgages detracted from returns, as these securities outperformed those with higher coupons given elevated prepayment concerns. An overall underweight to Ginnie Mae ("GNMA") bonds contributed to performance, as they underperformed FHLMC and FNMA mortgages. Elsewhere, security selection of non-agency MBS contributed to performance, as prices on selected securities rose amid strong demand.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub-Advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

3  Barclays US Mortgage-Backed Securities Index, as calculated by the investment advisor, which as of January 31, 2015 had a duration of approximately 3.20 years.

PACE Select Advisors Trust – PACE Mortgage-Backed Securities Fixed
Income Investments

Investment Sub-Advisor:

Pacific Investment Management Company LLC ("PIMCO")

Portfolio Manager:

Daniel Hyman and Michael Cudzil

Objective:

Current income

Investment process:

The Portfolio invests primarily in government fixed income securities which include US bonds, including those backed by mortgages, and related repurchase agreements. Mortgage-backed securities include "to be announced" or "TBA" securities which usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date; issued or guaranteed by US government agencies and instrumentalities. The Portfolio also invests, to a lesser extent, in investment grade bonds of private issuers, including those backed by mortgages or other assets. The Portfolio may invest in bonds of varying maturities, but normally limits its duration to within +/- 50% of the effective duration of the Portfolio's benchmark index.3 (Duration is a measure of a portfolio's sensitivity to interest rate changes.) The Portfolio may engage in short selling with respect to securities issued by the US Treasury and certain TBA securities coupon trades. PIMCO establishes duration targets based on its expectations for changes in interest rates, and then positions the Portfolio to take advantage of yield curve shifts. PIMCO decides to buy and sell specific bonds based on an analysis of their values relative to other similar securities.

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Sub-Advisor's comments – concluded

Overall, derivative usage was a modest detractor during the period, primarily due to the negative price action of synthetic, interest-only agency MBS that were traded as total return swaps. The Portfolio also used mortgage pool options during the period, primarily to manage interest rate and volatility risk within the sector. Interest rate swaps were used to adjust interest rate and yield curve exposures, as well as to substitute for physical securities. Additionally, options on swaps were used to manage interest rate and volatility exposures, as well as to generate income in expected interest rate scenarios.

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/15	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	2.86%	4.48%	3.41%	4.36%
Class C2	2.53%	3.96%	2.89%	3.83%
Class Y3	3.00%	4.75%	3.67%	4.64%
Class P4	2.92%	4.75%	3.66%	4.61%
After deducting maximum sales charge
Class A1	(1.73)%	(0.21)%	2.46%	3.88%
Class C2	1.78%	3.21%	2.89%	3.83%
Barclays US Mortgage-Backed Securities Index[5]	3.44%	5.33%	3.63%	4.78%
Lipper US Mortgage Funds median	3.03%	4.89%	3.70%	4.21%

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/14	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	1.61%	5.39%	3.60%	4.31%
Class C2	1.28%	4.78%	3.08%	3.78%
Class Y3	1.74%	5.66%	3.86%	4.59%
Class P4	1.66%	5.57%	3.84%	4.57%
After deducting maximum sales charge
Class A1	(2.98)%	0.66%	2.65%	3.84%
Class C2	0.53%	4.03%	3.08%	3.78%

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2014 prospectuses, were as follows: Class A—1.07% and 0.97%; Class C—1.59% and 1.47%; Class Y—0.87% and 0.72%; and Class P—0.90% and 0.72% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to (1) waive its management fees through November 30, 2015 to the extent necessary to reflect the lower sub-advisory fee paid by UBS Global AM to Pacific Investment Management Company LLC, The Portfolio's investment advisor; and (2) waive its management fees and/or reimburse expenses so that The Portfolio's ordinary total operating expenses of each class through November 30, 2015 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.97%; Class C—1.47%; Class Y—0.72%; and Class P—0.72%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses (pursuant to item (2)) to the extent that it can do so over the following three fiscal years without causing The Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by The Portfolio's board at any time and also will terminate automatically upon the expiration or termination of The Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Barclays US Mortgage-Backed Securities Index is an unmanaged index which primarily covers the mortgage-backed pass-through securities issued by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA), Freddie Mac (formally known as Federal Home Loan Mortgage Corporation or FHLMC), and Fannie Mae (formally known as Federal National Mortgage Association or FNMA). Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015, there will be a reduction in the redemption holding period from 90 days to 30 days. Shares that an investor holds or purchases prior to implementation of this new holding period are subject to preexisting terms for the holding period as outlined in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	01/31/15
Weighted average duration	3.01 yrs.
Weighted average maturity	4.66 yrs.
Average coupon	1.95%
Average quality[1]	AA+
Net assets (mm)	$553.6
Number of holdings	526
Portfolio composition[2]	01/31/15
Bonds	118.8%
Repurchase agreements	29.8
Investments sold short	(7.8)
Options and swaps	(0.4)
Cash equivalents and other assets less liabilities	(40.4)
Total	100.0%
Asset allocation[2]	01/31/15
US government agency mortgage pass-through certificates	96.6%
Repurchase agreements	29.8
Collateralized mortgage obligations	14.2
Asset-backed securities	5.4
Stripped mortgage-backed securities	1.5
US government obligation	1.1
Options and swaps	(0.4)
Investments sold short	(7.8)
Cash equivalents and other assets less liabilities	(40.4)
Total	100.0%

1  Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

2  Weightings represent percentages of the Portfolio's net assets as of January 31,2015. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Face amount	Value
US government obligation—1.13%
US Treasury Note 2.250%, due 11/15/24 (cost—$6,241,352)	$5,950,000	$6,254,937
Government national mortgage association certificates—25.84%
GNMA 4.000%, due 12/15/41	2,248,039	2,425,715
4.500%, due 06/15/39	441,404	482,911
4.500%, due 09/15/39	1,546,037	1,719,221
4.500%, due 11/15/39	381,451	417,058
4.500%, due 01/15/40	399,933	438,276
4.500%, due 05/15/40	174,598	191,001
4.500%, due 06/15/40	779,596	854,951
5.000%, due 12/15/34	303,998	337,635
5.000%, due 04/15/38	253,477	279,975
5.000%, due 05/15/38	9,304	10,266
5.000%, due 08/15/39	627,264	694,728
5.000%, due 09/15/39	944,995	1,047,730
5.000%, due 10/15/39	10,082	11,172
5.000%, due 12/15/39	24,556	27,141
5.000%, due 02/15/40	394,853	437,589
5.000%, due 05/15/40	678,094	754,218
5.000%, due 06/15/40	888,320	982,751
5.000%, due 09/15/40	13,366	14,804
5.000%, due 05/15/41	171,203	191,187
5.500%, due 08/15/35	58,070	65,211
5.500%, due 02/15/38	7,168	7,999
5.500%, due 04/15/38	639,883	714,255
5.500%, due 05/15/38	594,170	663,022
5.500%, due 06/15/38	332,132	370,621
5.500%, due 10/15/38	1,670,446	1,864,010
5.500%, due 11/15/38	91,498	102,101
5.500%, due 12/15/38	18,769	20,943
5.500%, due 03/15/39	281,239	313,831
5.500%, due 05/15/39	163,927	182,923
5.500%, due 09/15/39	808,956	902,699
5.500%, due 01/15/40	11,494	12,835
5.500%, due 03/15/40	1,072,094	1,196,476
5.500%, due 05/15/40	61,198	68,292
6.500%, due 02/15/29	1,264	1,468
6.500%, due 01/15/36	12,447	14,318
6.500%, due 03/15/36	1,070	1,235
6.500%, due 09/15/36	341,071	408,615
6.500%, due 02/15/37	18,113	21,510
6.500%, due 04/15/37	14,240	16,985
6.500%, due 01/15/38	12,198	14,264
6.500%, due 06/15/38	41,936	49,685
6.500%, due 07/15/38	44,216	54,654
6.500%, due 11/15/38	12,222	14,318
7.500%, due 08/15/21	3,492	3,702
8.000%, due 02/15/23	634	707
8.250%, due 04/15/19	114,333	123,724
10.500%, due 02/15/19	17,323	17,429
10.500%, due 06/15/19	21,754	21,887
10.500%, due 07/15/19	28,006	28,180
	Face amount	Value
Government national mortgage association certificates—(continued)
10.500%, due 07/15/20	$2,324	$2,338
10.500%, due 08/15/20	21,298	21,887
GNMA II 2.500%, due 04/20/43	991,014	995,793
3.500%, due 01/20/44	910,627	963,096
5.000%, due 12/20/33	504,304	564,174
5.000%, due 01/20/34	276,982	310,062
5.000%, due 02/20/38	407,949	444,633
5.000%, due 04/20/38	442,955	483,785
5.000%, due 08/20/41	60,245	67,380
5.000%, due 12/20/42	79,723	88,963
5.000%, due 08/20/43	8,320,504	9,068,973
9.000%, due 04/20/25	10,848	12,361
9.000%, due 12/20/26	3,625	3,862
9.000%, due 01/20/27	11,093	11,478
9.000%, due 09/20/30	1,192	1,203
9.000%, due 10/20/30	3,904	4,093
9.000%, due 11/20/30	5,296	5,405
GNMA II ARM 1.625%, due 07/20/17	1,867	1,900
1.625%, due 09/20/21	86,938	91,764
1.625%, due 06/20/22	77,228	80,230
1.625%, due 01/20/23	54,637	56,656
1.625%, due 03/20/23	27,539	28,374
1.625%, due 01/20/24	65,970	70,611
1.625%, due 04/20/24	114,218	118,039
1.625%, due 02/20/25	16,859	17,288
1.625%, due 08/20/25	21,891	22,711
1.625%, due 09/20/25	28,747	29,824
1.625%, due 03/20/26	15,402	15,952
1.625%, due 04/20/26	150,197	156,939
1.625%, due 06/20/26	63,274	65,740
1.625%, due 08/20/26	31,670	32,993
1.625%, due 01/20/27	129,609	134,198
1.625%, due 04/20/27	35,315	37,035
1.625%, due 07/20/27	11,840	12,308
1.625%, due 01/20/28	14,380	14,919
1.625%, due 02/20/28	9,978	10,340
1.625%, due 04/20/30	11,955	12,429
1.625%, due 05/20/30	139,918	145,462
1.625%, due 07/20/30	71,281	74,202
2.000%, due 01/20/25	7,682	7,984
2.000%, due 05/20/25	8,303	8,637
2.000%, due 09/20/26	4,965	5,181
2.000%, due 01/20/27	6,034	6,259
2.000%, due 02/20/27	11,977	12,506
2.000%, due 04/20/27	4,102	4,370
2.000%, due 08/20/27	32,582	34,817
2.000%, due 04/20/30	13,580	14,260
2.000%, due 05/20/30	406,634	427,550
2.000%, due 07/20/30	21,687	22,808
2.000%, due 08/20/30	113,979	119,597
2.500%, due 04/20/18	2,358	2,369
2.500%, due 11/20/21	18,384	18,841

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Face amount	Value
Government national mortgage association certificates—(concluded)
2.500%, due 03/20/25	$26,533	$27,383
2.500%, due 07/20/30	48,674	51,709
2.500%, due 08/20/30	4,284	4,433
2.500%, due 10/20/30	14,852	15,257
3.000%, due 04/20/18	3,042	3,119
3.000%, due 05/20/25	59,036	62,772
3.000%, due 06/20/25	20,570	21,463
3.500%, due 03/20/25	11,839	11,967
4.000%, due 01/20/18	45,302	47,306
4.000%, due 05/20/18	3,214	3,253
4.000%, due 06/20/19	21,769	22,580
GNMA TBA 3.500%	4,000,000	4,232,211
4.000%	3,000,000	3,214,852
4.500%	3,000,000	3,274,922
6.000%	1,000,000	1,128,906
GNMA II TBA 3.000%	20,000,000	20,699,999
3.500%	31,000,000	32,709,921
4.000%	27,000,000	28,763,593
4.500%	14,000,000	15,199,843
Total government national mortgage association certificates (cost—$141,997,444)		143,056,296
Federal home loan mortgage corporation certificates*—15.31%
FHLMC 3.000%, due 04/01/43	474,898	491,092
3.000%, due 05/01/43	505,871	522,847
3.000%, due 12/01/44	12,980,781	13,411,309
3.500%, due 09/01/32	917,051	981,458
3.500%, due 11/01/44[1]	6,019,770	6,353,157
4.000%, due 01/01/37	768,355	829,034
4.000%, due 07/01/43	358,109	392,683
5.000%, due 11/01/27	10,378	11,466
5.000%, due 10/01/29	446,102	491,441
5.000%, due 09/01/33	398,034	441,096
5.000%, due 01/01/34	63,159	69,849
5.000%, due 06/01/34	24,206	26,789
5.000%, due 04/01/35	60,344	66,504
5.000%, due 05/01/35	282,372	312,329
5.000%, due 07/01/35	1,748,077	1,934,588
5.000%, due 08/01/35	81,310	89,868
5.000%, due 10/01/35	67,329	74,381
5.000%, due 12/01/35	18,439	20,357
5.000%, due 06/01/37	111,556	122,838
5.000%, due 06/01/39	137,523	151,620
5.000%, due 08/01/39	59,600	65,816
5.000%, due 03/01/40	16,366	18,277
5.000%, due 07/01/40	134,058	147,737
5.000%, due 08/01/40	133,620	147,828
5.000%, due 09/01/40	117,811	129,832
5.000%, due 11/01/40	525,039	582,690
5.000%, due 02/01/41	1,025,874	1,134,956
	Face amount	Value
Federal home loan mortgage corporation certificates*—(continued)
5.000%, due 03/01/41	$60,879	$67,090
5.000%, due 04/01/41	2,462,277	2,724,366
5.000%, due 05/01/41	483,145	534,405
5.000%, due 06/01/41	136,244	150,724
5.000%, due 07/01/41	92,645	102,492
5.500%, due 06/01/28	3,451	3,849
5.500%, due 02/01/32	3,947	4,430
5.500%, due 12/01/32	5,478	6,151
5.500%, due 02/01/33	144,188	160,792
5.500%, due 05/01/33	2,540	2,833
5.500%, due 06/01/33	324,748	364,604
5.500%, due 12/01/33	128,963	145,180
5.500%, due 12/01/34	103,508	116,527
5.500%, due 06/01/35	1,831,104	2,060,171
5.500%, due 07/01/35	12,441	13,991
5.500%, due 10/01/35	436,646	487,475
5.500%, due 12/01/35	269,266	302,187
5.500%, due 06/01/36[1]	1,031,621	1,159,565
5.500%, due 12/01/36[1]	1,653,776	1,846,756
5.500%, due 03/01/37	208,816	234,723
5.500%, due 07/01/37	134,270	144,840
5.500%, due 10/01/37	11,244	12,574
5.500%, due 04/01/38	337,412	377,678
5.500%, due 05/01/38	45,631	50,861
5.500%, due 12/01/38	7,235	8,071
5.500%, due 01/01/39	147,424	164,871
5.500%, due 09/01/39	445,601	503,867
5.500%, due 02/01/40	22,275	24,893
5.500%, due 03/01/40	17,051	19,066
5.500%, due 05/01/40	299,283	334,685
5.500%, due 02/01/41	74,841	83,530
5.500%, due 03/01/41	315,218	352,658
6.000%, due 11/01/37	2,860,408	3,230,576
7.000%, due 08/01/25	432	481
9.000%, due 04/01/25	31,319	31,679
11.000%, due 09/01/15	69	69
11.000%, due 10/01/15	21	21
11.000%, due 12/01/15	476	481
11.000%, due 06/01/19	254	255
11.000%, due 09/01/20	257	261
11.500%, due 01/01/16	563	571
11.500%, due 01/01/18	1,526	1,532
11.500%, due 06/01/19	12,391	12,627
FHLMC ARM 2.256%, due 11/01/27	84,699	88,159
2.262%, due 01/01/28	16,977	17,616
2.309%, due 04/01/29	126,734	133,523
2.337%, due 07/01/24	162,328	164,598
2.357%, due 10/01/23	60,657	62,686
2.393%, due 11/01/29	345,682	364,466
2.407%, due 06/01/28	275,645	292,297
2.407%, due 07/01/28	116,650	121,992
2.438%, due 12/01/29	63,956	66,739
2.540%, due 11/01/25	200,843	213,994

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Face amount	Value
Federal home loan mortgage corporation certificates*—(concluded)
2.540%, due 01/01/29	$179,170	$191,721
2.557%, due 10/01/27	219,931	234,040
2.571%, due 10/01/27	211,134	225,484
2.750%, due 01/01/30	31,152	31,364
FHLMC TBA 4.000%	17,000,000	18,160,118
4.500%	15,000,000	16,242,188
5.000%	3,000,000	3,307,219
Total federal home loan mortgage corporation certificates (cost—$83,237,897)		84,784,504
Federal housing administration certificates—0.07%
FHA GMAC 7.400%, due 02/01/21[2]	98,831	96,760
FHA Reilly 6.896%, due 07/01/20	276,613	276,613
Total federal housing administration certificates (cost—$375,819)		373,373
Federal national mortgage association certificates*—55.31%
FNMA 2.000%, due 05/01/28	303,033	306,317
2.000%, due 08/01/28	423,171	427,763
2.000%, due 10/01/28	2,031,076	2,053,096
2.354%, due 03/01/23	2,831,986	2,887,484
2.500%, due 06/01/28	437,127	453,290
2.500%, due 07/01/28	3,394,339	3,517,950
2.500%, due 08/01/28	133,554	138,498
2.564%, due 02/01/23	1,648,484	1,715,914
3.000%, due 02/01/29[1]	17,385,742	18,309,245
3.000%, due 06/01/29[1]	7,341,191	7,731,097
3.000%, due 07/01/29	2,861,262	3,014,198
3.000%, due 12/01/29	5,049,329	5,322,269
3.000%, due 01/01/30	310,117	326,881
3.000%, due 10/01/42	933,011	967,331
3.000%, due 04/01/43	1,359,950	1,408,115
3.000%, due 05/01/43	522,358	540,847
3.000%, due 09/01/43	1,572,744	1,632,711
3.000%, due 11/01/44	1,990,942	2,060,463
3.000%, due 01/01/45	64,108	66,347
3.330%, due 07/01/22	3,886,000	4,211,265
3.500%, due 11/01/25	1,080,711	1,158,720
3.500%, due 03/01/42	824,220	878,583
3.500%, due 12/01/42	3,238,337	3,455,891
3.500%, due 03/01/43	1,754,472	1,872,349
3.500%, due 05/01/43	6,373,326	6,829,175
3.600%, due 08/01/23	817,000	899,072
3.765%, due 12/01/25	3,000,000	3,378,554
4.000%, due 03/01/19	40,734	43,119
4.000%, due 06/01/19	51,239	54,239
4.000%, due 07/01/25	49,145	52,473
4.000%, due 08/01/25	111,595	118,754
	Face amount	Value
Federal national mortgage association certificates*—(continued)
4.000%, due 09/01/25	$112,050	$119,645
4.000%, due 10/01/25	35,343	37,784
4.000%, due 11/01/25	321,687	343,435
4.000%, due 01/01/26	548,588	583,234
4.000%, due 02/01/26	2,380,921	2,547,186
4.000%, due 03/01/26	1,919,270	2,049,950
4.000%, due 04/01/26	4,300,635	4,602,286
4.000%, due 05/01/39	250,456	272,948
4.000%, due 09/01/39	591,017	646,780
4.000%, due 12/01/41[1]	1,735,538	1,899,854
4.000%, due 07/01/42	2,791,105	3,064,247
4.000%, due 09/01/42	10,537,304	11,536,012
4.000%, due 10/01/42	7,730,959	8,463,696
4.500%, due 11/01/17	22,973	24,128
4.500%, due 02/01/18	586,017	615,454
4.500%, due 04/01/18	3,424,780	3,597,491
4.500%, due 05/01/18	90,913	95,530
4.500%, due 06/01/18	121,881	128,029
4.500%, due 05/01/19	9,353	9,845
4.500%, due 09/01/19	172,139	181,837
4.500%, due 08/01/20	81,524	85,792
4.500%, due 05/01/21	488,301	512,721
4.500%, due 03/01/23	15,583	16,787
4.500%, due 08/01/41	1,643,929	1,845,231
5.000%, due 07/01/15	130,583	137,737
5.000%, due 05/01/17	231,189	243,856
5.000%, due 12/01/17	439,860	463,960
5.000%, due 03/01/23	8,692	9,441
5.000%, due 05/01/23	199,512	215,376
5.000%, due 09/01/23	749,812	828,130
5.000%, due 07/01/24	1,075,572	1,187,915
5.000%, due 03/01/25	46,348	51,189
5.000%, due 10/01/34	71,497	78,975
5.000%, due 08/01/41	53,606	59,348
5.000%, due 09/01/43	562,136	620,851
5.500%, due 07/01/27	277,373	309,890
5.500%, due 02/01/32	13,236	14,788
5.500%, due 11/01/32	170,735	191,501
5.500%, due 03/01/33	155,269	173,390
5.500%, due 12/01/33	2,082	2,360
5.500%, due 04/01/34	113,262	127,948
5.500%, due 01/01/35	138,149	154,324
5.500%, due 04/01/36	94,071	105,088
5.500%, due 05/01/37	526,382	595,993
5.500%, due 07/01/37	266,070	301,469
5.500%, due 06/01/39	2,552,300	2,894,453
5.500%, due 11/01/39	960,965	1,092,578
6.000%, due 11/01/21	103,378	112,800
6.000%, due 01/01/23	261,324	285,627
6.000%, due 03/01/23	470,664	520,429
6.000%, due 11/01/26	53,148	60,115
6.000%, due 02/01/32	86,448	97,811
6.000%, due 09/01/32	11,377	12,978
6.000%, due 10/01/32	17,096	19,345

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Face amount	Value
Federal national mortgage association certificates*—(continued)
6.000%, due 12/01/32	$30,258	$34,536
6.000%, due 01/01/33	154,192	174,702
6.000%, due 02/01/33	39,059	44,189
6.000%, due 09/01/34	302,340	342,551
6.000%, due 04/01/35	1,107	1,252
6.000%, due 05/01/35	166,135	187,924
6.000%, due 06/01/35	38,817	44,263
6.000%, due 07/01/35	96,506	109,686
6.000%, due 08/01/35	178,753	202,222
6.000%, due 09/01/35	2,912	3,315
6.000%, due 01/01/36	88,431	101,466
6.000%, due 06/01/36	3,659	4,153
6.000%, due 09/01/36	104,058	119,400
6.000%, due 10/01/36	71,125	80,604
6.000%, due 12/01/36	382,845	439,262
6.000%, due 01/01/37	29,569	33,452
6.000%, due 03/01/37	74,880	85,296
6.000%, due 12/01/37	137,430	155,444
6.000%, due 01/01/38	881,045	997,781
6.000%, due 08/01/38	2,294	2,595
6.000%, due 10/01/38	463,179	525,012
6.000%, due 11/01/38	1,624,407	1,845,041
6.000%, due 01/01/39	599,704	680,458
6.000%, due 04/01/39	1,115,238	1,263,967
6.000%, due 05/01/39	117,480	134,244
6.000%, due 04/01/40	385,183	436,607
6.000%, due 11/01/40	1,349,224	1,546,930
6.000%, due 05/01/41[1]	1,147,690	1,300,768
6.500%, due 07/01/19	15,763	17,948
6.500%, due 10/01/36	578,629	666,505
6.500%, due 02/01/37	8,766	10,330
6.500%, due 07/01/37	84,355	103,707
6.500%, due 08/01/37	248,806	305,550
6.500%, due 09/01/37	221,317	251,996
6.500%, due 12/01/37	335,568	392,236
6.500%, due 08/01/38	3,404	3,875
6.500%, due 05/01/40[1]	3,008,904	3,573,336
7.500%, due 11/01/26	21,223	21,666
8.000%, due 11/01/26	15,961	16,675
9.000%, due 02/01/26	18,620	21,188
10.500%, due 08/01/20	226	228
10.500%, due 04/01/22	10	10
FNMA ARM 1.313%, due 03/01/44	372,930	388,069
1.645%, due 07/01/30	22,034	22,352
1.680%, due 10/01/26	219,038	222,037
2.205%, due 02/01/26	38,925	39,105
2.220%, due 09/01/26	23,000	23,088
2.377%, due 02/01/30	5,903	5,930
2.396%, due 05/01/30	49,655	52,006
2.422%, due 03/01/25	120,669	126,755
2.624%, due 12/01/27	23,830	24,814
FNMA TBA 2.500%	15,000,000	15,517,266
3.000%	37,000,000	38,215,211
	Face amount	Value
Federal national mortgage association certificates*—(concluded)
3.500%	$56,500,000	$59,665,154
4.000%	12,500,000	13,335,762
4.500%	20,500,000	22,223,729
5.000%	6,000,000	6,625,078
5.500%	3,000,000	3,351,328
Total federal national mortgage association certificates (cost—$300,436,414)		306,201,631
Collateralized mortgage obligations—14.20%
Alternative Loan Trust, Series 2003-16T1, Class A2 0.638%, due 09/25/33[3]	110,975	109,323
Series 2004-J7, Class 2A1 0.950%, due 09/25/34[3]	144,984	141,964
ARM Trust, Series 2005-8, Class 3A21 2.595%, due 11/25/35[3]	1,565,593	1,332,921
BCAP LLC 2010-RR1 Trust, Series 2010-RR1, Class 1A4 2.969%, due 03/26/37[3,4]	326,454	259,348
BCAP LLC 2011-RR10 Trust, Series 2011-RR10, Class 3A5 2.621%, due 06/26/35[3,4]	480,606	483,868
BCAP LLC 2011-RR11 Trust, Series 2011-R11, Class 22A1 1.605%, due 10/26/35[3,4]	298,910	298,702
Series 2011-R11, Class 8A5 0.368%, due 07/26/36[3,4]	480,116	454,734
BCAP LLC 2011-RR6-I Trust, Series 2011-RR6, Class 11A1 0.420%, due 07/26/35[3,4]	177,548	175,181
BCAP LLC 2013-RR1 Trust, Series 2013-RR1, Class 3A4 8.860%, due 10/26/37[3,4]	485,955	465,933
BCAP LLC 2013-RR5 Trust, Series 2013-RR5, Class 5A1 0.955%, due 11/26/46[3,4]	388,735	373,514
BCAP LLC 2014-RR1 Trust, Series 2014-RR1, Class 3A1 0.330%, due 03/26/37[3,4]	147,854	144,277
Bear Stearns ARM Trust, Series 2002-011, Class 1A2 2.668%, due 02/25/33[3]	15,969	15,054
Series 2004-002, Class 12A2 2.650%, due 05/25/34[3]	90,268	88,076
Bear Stearns Asset-Backed Securities Trust, Series 2003-AC5, Class A1 5.750%, due 10/25/33[5]	1,374,898	1,433,465
Series 2004-AC3, Class A2 6.000%, due 06/25/34[5]	1,628,853	1,667,149
Chevy Chase Mortgage Funding Corp., Series 2004-1, Class A1 0.448%, due 01/25/35[3,4]	159,673	143,523

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Face amount	Value
Collateralized mortgage obligations—(continued)
CHL Mortgage Pass-Through Trust, Series 2003-HYB1, Class 1A1 2.704%, due 05/19/33[3]	$7,748	$7,589
CSMC Trust, Series 2013-5R, Class 1A1 0.420%, due 02/27/36[3,4]	753,606	710,558
Series 2013-MH1, Class A 4.792%, due 05/27/53[2,3]	1,084,500	1,159,274
FHLMC REMIC,* Series 0023, Class KZ 6.500%, due 11/25/23	33,999	38,593
Series 0159, Class H 4.500%, due 09/15/21	8,687	9,141
Series 1003, Class H 0.917%, due 10/15/20[3]	19,432	19,684
Series 1349, Class PS 7.500%, due 08/15/22	1,818	2,058
Series 1502, Class PX 7.000%, due 04/15/23	239,566	264,839
Series 1534, Class Z 5.000%, due 06/15/23	106,469	114,642
Series 1573, Class PZ 7.000%, due 09/15/23	36,404	40,703
Series 1658, Class GZ 7.000%, due 01/15/24	17,313	19,564
Series 1694, Class Z 6.500%, due 03/15/24	147,395	164,481
Series 1775, Class Z 8.500%, due 03/15/25	4,174	4,855
Series 2400, Class FQ 0.667%, due 01/15/32[3]	299,445	303,076
Series 2411, Class FJ 0.517%, due 12/15/29[3]	32,043	32,176
Series 2614, Class WO 0.121%, due 05/15/33[4,6]	2,347,072	2,222,545
Series 3096, Class FL 0.567%, due 01/15/36[3]	298,734	300,335
Series 3114, Class PF 0.567%, due 02/15/36[3]	1,456,690	1,466,362
Series 3153, Class UF 0.597%, due 05/15/36[3]	305,646	307,587
Series 3339, Class LI 6.314%, due 07/15/37[3,4,7]	1,927,935	197,162
Series 3442, Class MT 0.167%, due 07/15/34[3]	193,446	187,795
Series 3667, Class FW 0.717%, due 02/15/38[3]	309,231	312,713
Series 3671, Class FQ 1.017%, due 12/15/36[3]	2,812,802	2,868,886
Series 3864, Class NT 5.500%, due 03/15/39[3]	1,580,196	1,696,028
Series 4037, Class PI 3.000%, due 04/15/27[4,7]	6,515,423	642,622
Series 4136, Class EZ 3.000%, due 11/15/42	1,651,591	1,577,485
	Face amount	Value
Collateralized mortgage obligations—(continued)
Series 4182, Class YI 2.500%, due 03/15/28[4,7]	$9,032,617	$860,341
Series 4255, Class SN 11.815%, due 05/15/35[3]	895,161	943,717
Series 4263, Class SD 11.823%, due 11/15/43[3]	1,259,592	1,449,168
Series 4265, Class ES 13.218%, due 11/15/43[3]	2,909,885	3,089,706
Series 4326, Class SB 11.681%, due 04/15/44[3]	796,942	830,243
FNMA REMIC,* Trust 1987-002, Class Z 11.000%, due 11/25/17	17,013	17,501
Trust 1988-007, Class Z 9.250%, due 04/25/18	63,826	68,807
Trust 1992-129, Class L 6.000%, due 07/25/22	4,681	5,084
Trust 1992-158, Class ZZ 7.750%, due 08/25/22	14,401	16,131
Trust 1993-037, Class PX 7.000%, due 03/25/23	184,505	205,945
Trust 1993-250, Class Z 7.000%, due 12/25/23	1,445	1,458
Trust 1997-022, Class F 0.610%, due 03/25/27[3]	194,987	191,552
Trust 2002-060, Class F1 0.568%, due 06/25/32[3]	130,240	129,906
Trust 2006-112, Class LF 0.718%, due 11/25/36[3]	3,867,780	3,906,972
Trust 2007-067, Class FB 0.488%, due 07/25/37[3]	1,235,475	1,239,483
Trust 2009-033, Class FB 0.988%, due 03/25/37[3]	1,929,380	1,964,614
Trust 2010-035, Class EF 0.718%, due 04/25/40[3]	510,979	516,196
Trust 2010-141, Class FA 0.668%, due 12/25/40[3]	1,073,701	1,080,715
Trust 2012-090, Class FB 0.608%, due 08/25/42[3]	535,468	537,459
Trust 2012-111, Class HS 3.527%, due 10/25/42[3]	279,213	250,977
Trust 2012-128, Class FK 0.518%, due 11/25/42[3]	837,994	849,095
Trust 2013-010, Class US 7.581%, due 02/25/43[3]	515,789	524,138
Trust 2013-028, Class YS 5.982%, due 07/25/42[3,4,7]	1,861,782	375,111
Trust 2013-030, Class GI 3.000%, due 01/25/43[4,7]	5,756,575	704,833
Trust 2013-030, Class JI 3.000%, due 04/25/43[4,7]	1,992,489	255,415
Trust 2013-034, Class PS 5.982%, due 08/25/42[3,4,7]	1,488,949	303,373
Trust 2013-044, Class ZG 3.500%, due 03/25/42	1,407,618	1,408,920

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Face amount	Value
Collateralized mortgage obligations—(continued)
Trust 2013-045, Class IK 3.000%, due 02/25/43[4,7]	$3,609,991	$443,509
Trust 2013-75, Class SE 6.082%, due 02/25/43[3,4,7]	72,289	15,538
Trust 2013-116, Class IY 3.000%, due 09/25/43[4,7]	1,100,416	73,182
Trust G92-040, Class ZC 7.000%, due 07/25/22	20,078	22,127
Trust G94-006, Class PJ 8.000%, due 05/17/24	26,728	30,876
GMAC Mortgage Loan Trust, Series 2004-AR1, Class 12A 2.973%, due 06/25/34[3]	47,734	48,447
GNMA REMIC, Trust 2000-009, Class FH 0.668%, due 02/16/30[3]	22,005	22,169
Trust 2000-035, Class F 0.718%, due 12/16/25[3]	151,872	153,838
Trust 2007-018, Class CO 0.070%, due 03/20/35[4,6]	30,162	25,168
Trust 2010-H01, Class FA 0.989%, due 01/20/60[3]	4,786,690	4,821,532
Trust 2013-H19, Class DF 0.808%, due 05/20/63[3]	1,852,261	1,860,652
Trust 2013-H20, Class FB 1.158%, due 08/20/63[3]	2,928,453	2,992,188
Trust 2013-H23, Class TA 0.878%, due 09/20/63[3]	1,096,536	1,105,669
GSR Mortgage Loan Trust, Series 2004-14, Class 2A1 0.498%, due 12/25/34[3]	13,320	12,047
Indymac Index Mortgage Loan Trust, Series 2005-AR2, Class 2A1A 0.488%, due 02/25/35[3]	817,632	756,878
JPMorgan Alternative Loan Trust, Series 2008-R4, Class 2A1 0.669%, due 06/27/37[3,4]	2,496,447	2,037,738
JPMorgan Resecuritization Trust, Series 2009-7, Class 1A1 2.564%, due 08/27/37[3,4]	260,293	263,309
LB Commercial Conduit Mortgage Trust, Series 2007-C3, Class A4 5.906%, due 07/15/44[3]	2,500,000	2,717,385
Merrill Lynch Mortgage Investors Trust, Series 2004-1, Class 2A2 2.161%, due 12/25/34[3]	544,441	538,879
Series 2004-A, Class A1 0.628%, due 04/25/29[3]	129,185	125,904
Morgan Stanley Mortgage Loan Trust, Series 2004-11AR, Class 1A1 0.488%, due 01/25/35[3]	112,772	105,109
Series 2005-6AR, Class 1A1 0.448%, due 11/25/35[3]	234,311	225,401
	Face amount	Value
Collateralized mortgage obligations—(concluded)
Morgan Stanley Re-REMIC Trust, Series 2010-R4, Class 4B 0.398%, due 02/26/37[3,4]	$411,393	$267,157
Series 2013-R10, Class 3A 0.480%, due 01/26/51[3,4]	671,011	636,011
Mortgage Equity Conversion Asset Trust, Series 2006-SFG3, Class A 0.670%, due 10/25/41[2,3,4]	1,304,084	1,081,883
Series 2007-FF3, Class A 0.670%, due 05/25/42[3,4]	4,782,224	4,136,623
Opteum Mortgage Acceptance Corp., Asset Backed Pass-Through Certificates, Series 2005-2, Class AII2 0.478%, due 04/25/35[3]	167,286	164,492
RALI, Series 2005-QA1 Trust, Series 2005-FQA1, Class A1 0.468%, due 01/25/35[3]	248,906	237,513
RBSSP Resecuritization Trust Certificate, Series 2009-3, Class 12A1 0.670%, due 02/26/36[3]	114,189	110,645
Series 2009-6, Class 18A1 0.668%, due 12/26/36[3,4]	1,867,144	1,807,091
Sequoia Mortgage Trust, Series 5, Class A 0.868%, due 10/19/26[3]	221,930	218,074
Structured ARM Loan, Series 2007-4, Class 1A2 0.388%, due 05/25/37[3]	379,863	317,871
Structured Asset Mortgage Investments, Inc., Series 2006-AR3, Class 11A1 0.378%, due 04/25/36[3]	1,244,651	915,674
Series 2007-AR5, Class A2 0.718%, due 09/25/47[3]	6,366,149	3,169,610
Thornburg Mortgage Securities Trust, Series 2005-1, Class A3 2.219%, due 04/25/45[3]	218,709	219,721
Washington Mutual Commercial Mortgage Securities Trust, Series 2007-SL3, Class A1A 5.349%, due 03/23/45[3,4]	613,771	628,076
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR9, Class 1A6 2.405%, due 09/25/33[3]	1,800,380	1,853,763
Series 2003-AR9, Class 2A 2.441%, due 09/25/33[3]	446,250	449,350
Total collateralized mortgage obligations (cost—$78,533,662)		78,595,744
Asset-backed securities—5.41%
ALM V Ltd., Series 2012-5A, Class A1R 1.463%, due 02/13/23[3,4]	1,200,000	1,196,861

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Face amount	Value
Asset-backed securities—(continued)
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-R9, Class M2 1.143%, due 10/25/34[3]	$1,275,000	$1,264,839
Series 2005-R1, Class M4 0.908%, due 03/25/35[3]	200,000	157,632
Series 2005-R11, 0.618%, due 01/25/36[3]	400,000	363,512
Amortizing Residential Collateral Trust, Series 2004-1, Class A5 1.168%, due 10/25/34[3]	359,600	354,484
Bear Stearns Asset-Backed Securities Trust, Series 2004-2, Class M1 1.370%, due 08/25/34[3]	7,485,131	6,734,852
Series 2006-2, Class M1 0.588%, due 07/25/36[3]	200,000	196,960
Chase Funding Trust, Series 2002-3, Class 2A1 0.808%, due 08/25/32[3]	194,746	177,442
Countrywide Asset-Backed Certificates, Series 2004-2, Class 3A4 0.668%, due 07/25/34[3]	80,086	73,761
Series 2004-4, Class M1 0.888%, due 07/25/34[3]	300,000	282,234
Series 2004-6, Class M1 1.068%, due 10/25/34[3]	1,080,152	1,046,714
Series 2005-8, Class M1 0.638%, due 12/25/35[3]	1,667,919	1,663,802
Series 2005-13, Class 3AV3 0.420%, due 04/25/36[3]	344,973	341,531
Dryden Senior Loan Fund, Series 2011-22A, Class A1R 1.417%, due 01/15/22[3,4]	500,000	498,327
EMC Mortgage Loan Trust, Series 2003-A, Class A2 0.918%, due 08/25/40[3,4]	172,374	169,194
FBR Securitization Trust, Series 2005-5, Class AV24 0.910%, due 11/25/35[3]	227,979	226,254
First Franklin Mortgage Loan Trust, Series 2005-FFH1, Class M1 0.618%, due 06/25/36[3]	235,639	212,612
Fremont Home Loan Trust, Series 2004-A, Class M1 0.993%, due 01/25/34[3]	774,594	704,411
Green Tree Financial Corp., Series 1998-2, Class A5 6.240%, due 12/01/28[3]	24,814	25,600
GSAA Home Equity Trust, Series 2005-4, Class A5 0.388%, due 03/25/35[3]	1,004,273	984,891
	Face amount	Value
Asset-backed securities—(continued)
JP Morgan Mortgage Acquisition Corp., Series 2005-FRE1, Class A2F3 3.489%, due 10/25/35[5]	$148,141	$141,207
Series 2006-FRE1, Class A1 0.398%, due 05/25/35[3]	540,417	524,608
Series 2006-FRE1, Class A3 0.358%, due 05/25/35[3]	506,006	496,624
Series 2006-FRE2, Class A1 0.348%, due 02/25/36[3]	519,464	495,091
JP Morgan Mortgage Acquisition Trust, Series 2006-ACC1, Class A1 0.330%, due 05/25/36[3]	543,681	524,061
Series 2006-ACC1, Class M1 0.440%, due 05/25/36[3]	300,000	248,051
Series 2006-CH1, Class A5 0.400%, due 07/25/36[3]	225,000	214,095
Series 2007-CH2, Class AV1 0.328%, due 01/25/37[3]	990,805	963,603
Merrill Lynch Mortgage Investors Trust, Series 2006-FF1, Class M3 0.478%, due 08/25/36[3]	300,000	269,076
Park Place Securities, Inc., Asset-Backed Pass Through Certificates, Series 2005-WHQ3, Class M4 0.798%, due 06/25/35[3]	200,000	172,093
RAAC, Series 2005-SP3 Trust, Series 2005-SP3, Class M1 0.698%, due 12/25/35[3]	1,500,000	1,414,201
RASC, Series 2005-KS11 Trust, Series 2005-KS11, Class M2 0.588%, due 12/25/35[3]	400,000	326,989
Renaissance Home Equity Loan Trust, Series 2003-2, Class A 1.050%, due 08/25/33[3]	243,788	228,869
Saturn CLO Ltd., Series 2007-1A, Class A1 0.458%, due 05/13/22[3,4]	1,190,262	1,177,168
Securitized Asset-Backed Receivables LLC Trust, Series 2005-FR5, Class A1B 0.448%, due 08/25/35[3]	365,536	360,317
SLM Student Loan Trust, Series 2008-9, Class A 1.756%, due 04/25/23[3]	3,875,148	3,976,511
Series 2010-A, Class 2A 3.417%, due 05/16/44[3,4]	1,210,408	1,279,966
Specialty Underwriting & Residential Financing, Series 2003-BC1, Class A 0.848%, due 01/25/34[3]	63,563	54,844

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Face amount	Value
Asset-backed securities—(concluded)
Stone Tower CLO Ltd., Series 2007-6A, Class A1 0.487%, due 04/17/21[3,4]	$430,253	$421,062
Total asset-backed securities (cost—$29,869,041)		29,964,349
Stripped mortgage-backed securities—1.47%
FHLMC Multifamily Structured Pass-Through Certificates,* Series K005, Class AX 1.374%, due 11/25/19[3,4,7]	23,838,384	1,380,695
Series K006, Class AX1 1.019%, due 01/25/20[3,4,7]	13,588,123	579,751
Series K014, Class X1 1.243%, due 04/25/21[3,4,7]	7,951,812	519,826
Series K027, Class X1 0.839%, due 01/25/23[3,4,7]	7,053,091	374,653
Series K712, Class X1 1.389%, due 11/25/19[3,4,7]	4,622,810	251,300
Series KAIV, Class X1 1.360%, due 06/25/21[3,4,7]	4,784,648	314,256
FHLMC REMIC,* Series 0013, Class B 7.000%, due 06/25/23[4,7]	77,983	16,349
Series 2136, Class GD 7.000%, due 03/15/29[4,7]	5,867	941
Series 2178, Class PI 7.500%, due 08/15/29[4,7]	32,172	5,368
FNMA Aces, Trust 2013-M5, Class X2* 2.358%, due 01/25/22[3,4,7]	2,169,925	243,368
GNMA REMIC, Trust 2011-92, Class IX 1.032%, due 11/16/44[3,4,7]	23,785,250	1,443,765
KGS Alpha SBA, Series 2012 1.081%, due 04/25/38[2,3,7]	66,225,774	2,986,988
Total stripped mortgage-backed securities (cost—$7,720,078)		8,117,260
Short-term US government and agency obligations[8]—7.88%
Federal Home Loan Bank Discount Notes 0.055%, due 03/11/15	3,500,000	3,499,798
0.085%, due 04/10/15	3,600,000	3,599,422
0.085%, due 04/15/15	1,300,000	1,299,776
US Treasury Bills 0.009%, due 03/26/15	29,300,000	29,299,590
0.009%, due 04/16/15	1,800,000	1,799,973
0.130%, due 04/30/15[1]	4,100,000	4,099,877
Total short-term US government and agency obligations (cost—$43,598,528)		43,598,436
	Face amount		Value
Repurchase agreements—29.79%
Repurchase agreement dated 01/30/15 with BNP Paribas Securities Corp. 0.120% due 02/02/15, collateralized by $59,147,200 Federal National Mortgage Association obligations, 3.500% due 02/01/45; (value—62,677,959); proceeds: $60,600,606		$60,600,000	$60,600,000
Repurchase agreement dated 01/30/15 with Goldman Sachs & Co., 0.120% due 02/02/15, collateralized by $69,795,000 Federal Home Loan Mortgage Corp. obligations, 3.500% due 09/01/42; (value—62,649,157); proceeds: $60,600,606		60,600,000	60,600,000
Repurchase agreement dated 01/30/15 with Morgan Stanley & Co., 0.120% due 02/02/15, collateralized by $18,583,100 US Treasury Bond, 4.625% due 02/15/40; (value—$27,773,402); proceeds: $27,100,271		27,100,000	27,100,000
Repurchase agreement dated 01/30/15 with State Street Bank and Trust Co., 0.000% due 02/02/15, collateralized by $9,278,996 Federal Home Loan Mortgage Corp. obligations, 2.080% due 10/17/22 and $7,845,020 Federal National Mortgage Association obligations, 2.170% to 2.200% due 10/17/22; (value—$16,979,092); proceeds: $16,646,000		16,646,000	16,646,000
Total repurchase agreements (cost—$164,946,000)			164,946,000
	Notional amount
Options purchased—0.02%
Put swaptions purchased[9]—0.02%
3 Month USD LIBOR 1 Year Swap, strike @ 1.050%, expires 06/10/2015 (Counterparty CITI; receive fixed rate); underlying swap terminates 06/12/2016	USD	26,000,000	2,886
3 Month USD LIBOR 1 Year Swap, strike @ 1.050%, expires 06/10/2015 (Counterparty GSB; receive fixed rate); underlying swap terminates 06/12/2016	USD	33,000,000	3,663

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Notional amount		Value
Options purchased—(concluded)
Put swaptions purchased[9]—(concluded)
3 Month USD LIBOR 10 Year Swap, strike @ 2.220%, expires 07/07/2015 (Counterparty CSI; receive fixed rate); underlying swap terminates 07/09/2025	USD	10,000,000	$92,210
3 Month USD LIBOR 10 Year Swap, strike @ 2.350%, expires 04/22/2015 (Counterparty BOA; receive fixed rate); underlying swap terminates 04/24/2025	USD	12,300,000	28,364
3 Month USD LIBOR 10 Year Swap, strike @ 2.750%, expires 02/09/2015 (Counterparty JPMCB; receive fixed rate); underlying swap terminates 02/11/2025	USD	25,000,000	0
Total put swaptions purchased			127,123
Total options purchased (cost—$467,865)			127,123
Total investments before investments sold short (cost—$857,424,100)—156.43%			866,019,653
	Face amount	Value
Investments sold short—(7.78)%
FHLMC TBA* 3.500%	$(6,000,000)	$(6,326,367)
5.500%	(2,000,000)	(2,232,656)
FNMA TBA* 3.000%	(22,500,000)	(23,658,399)
4.000%	(1,000,000)	(1,058,761)
6.000%	(4,000,000)	(4,528,750)
GNMA TBA 3.000%	(4,000,000)	(4,149,531)
5.000%	(1,000,000)	(1,103,031)
Total investments sold short (proceeds—$42,964,004)		(43,057,495)
Liabilities in excess of other assets—(48.65)%		(269,346,394)
Net assets—100.00%		$553,615,764
For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 230.

Aggregate cost for federal income tax purposes before investments sold short was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$11,987,282
Gross unrealized depreciation	(3,391,729)
Net unrealized appreciation	$8,595,553

Written options*

Notional amount	Call options written	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
$10,000,000	FNMA TBA, 3.500%, strike @ 105.38	02/05/15	$21,094	$(33,771)	$(12,677)
18,000,000	FNMA TBA, 3.500%, strike @ 105.44	02/05/15	39,375	(52,547)	(13,172)
			$60,469	$(86,318)	$(25,849)
	Put options written
7,000,000	FNMA TBA, 3.500%, strike @ 102.91	02/05/15	$22,969	$—	$22,969
3,000,000	FNMA TBA, 3.500%, strike @ 104.18	02/05/15	7,031	(2)	7,029
			$30,000	$(2)	$29,998
			$90,469	$(86,320)	$4,149

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

Written options activity for the six months ended January 31, 2015 was as follows:

	Notional amount	Premiums received
Options outstanding at July 31, 2014	$42,000,000	$111,641
Options written	250,000,000	485,703
Options exercised	(103,000,000)	(232,500)
Options expired prior to exercise	(151,000,000)	(274,375)
Options outstanding at January 31, 2015	$38,000,000	$90,469

Written swaptions9

Notional amount (000)		Call swaptions written	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized depreciation
USD	12,300	3 Month USD LIBOR Interest Rate Swap strike @ 1.745%, terminating 04/24/15	BOA	Receive	04/22/15	$72,353	$(130,626)	$(58,273)
USD	32,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.200%, terminating 02/03/16	JPMCB	Receive	02/01/16	972,800	(1,273,408)	(300,608)
						$1,045,153	$(1,404,034)	$(358,881)
		Put swaptions written
USD	32,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.200%, terminating 02/03/16	JPMCB	Pay	02/01/16	$972,800	$(751,393)	$221,407
						$2,017,953	$(2,155,427)	$(137,474)

Written swaptions activity for the six months ended January 31, 2015 was as follows:

Premiums received
Swaptions outstanding at July 31, 2014	$—
Swaptions written	2,077,953
Swaptions terminated in closing purchase transactions	—
Swaptions expired prior to exercise	(60,000)
Swaptions outstanding at January 31, 2015	$2,017,953

Total return swap agreements9

Counterparty	Notional amount	Termination date	Payments made by the Portfolio[11]	Payments received by the Portfolio[10,11]	Upfront payment received	Value	Unrealized depreciation
CSI	$1,946,814	01/12/43	1 Month USD LIBOR	3.000%	$9,914	$(38,547)	$(28,633)
GS	2,116,103	01/12/43	1 Month USD LIBOR	3.000	9,710	(42,143)	(32,433)
Total return swap agreements					$19,624	$(80,690)	$(61,066)

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2015 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government obligation	$—	$6,254,937	$—	$6,254,937
Government national mortgage association certificates	—	143,056,296	—	143,056,296
Federal home loan mortgage corporation certificates	—	84,784,504	—	84,784,504
Federal housing administration certificates	—	—	373,373	373,373
Federal national mortgage association certificates	—	306,201,631	—	306,201,631
Collateralized mortgage obligations	—	76,354,587	2,241,157	78,595,744
Asset-backed securities	—	29,964,349	—	29,964,349
Stripped mortgage-backed securities	—	5,130,272	2,986,988	8,117,260
Short-term US government and agency obligations	—	43,598,436	—	43,598,436
Repurchase agreements	—	164,946,000	—	164,946,000
Options purchased	—	127,123	—	127,123
Total	$—	$860,418,135	$5,601,518	$866,019,653
Liabilities
Investments sold short	$—	$(43,057,495)	$—	$(43,057,495)
Written options	—	(86,320)	—	(86,320)
Written swaptions	—	(2,155,427)	—	(2,155,427)
Swap agreements	—	(80,690)	—	(80,690)
Total	$—	$(45,379,932)	$—	$(45,379,932)

At January 31, 2015, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Portfolio's investments that were fair valued using unobservable inputs (Level 3) for the six months ended January 31, 2015:

	Federal housing administration certificates	Collateralized mortgage obligations	Stripped mortgage-backed securities	Total
Beginning balance	$616,873	$6,259,761	$3,772,021	$10,648,655
Purchases	—	—	—	—
Sales	(245,189)	(269,033)	—	(514,222)
Accrued discounts/(premiums)	(38)	18,995	(35,881)	(16,924)
Total realized gain/(loss)	51	10,463	(482,379)	(471,865)
Net change in unrealized appreciation/depreciation	1,676	357,594	(266,773)	92,497
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	(4,136,623)	—	(4,136,623)
Ending balance	$373,373	$2,241,157	$2,986,988	$5,601,518

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2015 was $(169,889). At January 31, 2015, a security was transferred from Level 3 to Level 2 as the valuation is based on observable inputs from an established pricing source. The transfer out of Level 3 represents the value at the end of the period.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

Portfolio footnotes

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  Security, or portion thereof, pledged as collateral for investments sold short or written options.

2  Security is being fair valued by a valuation committee under the direction of the board of trustees.

3  Variable or floating rate security. The interest rate shown is the current rate as of January 31, 2015 and changes periodically.

4  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 5.48% of net assets as of January 31, 2015, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

5  Step bond that converts to the noted fixed rate at a designated future date.

6  Principal Only Security. This security entitles the holder to receive principal payments from an underlying pool of assets. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.

7  Interest Only Securities. These securities entitle the holder to receive interest payments from an underlying pool of mortgages. The risk associated with these securities is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

8  Rates shown are the discount rates at date of purchase.

9  Illiquid investment as of January 31, 2015.

10  Payment is based on the performance of the underlying 1 Month USD LIBOR.

11  Payments made or received are based on the notional amount.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Performance

For the six months ended January 31, 2015, the Portfolio's Class P shares returned 1.76% before the deduction of the maximum PACE Select program fee.1 In comparison, the Barclays US Intermediate Government/Credit Index (the "benchmark") returned 2.76%, and the Lipper Core Bond Funds category posted a median return of 3.52%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 30. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments2

Blackrock

Our portion of the Portfolio underperformed its benchmark during the reporting period. The two largest detractors from returns were our strategic allocation to US Treasury Inflation Protected Securities ("TIPS") and our short duration positioning (duration measures a portfolio's sensitivity to interest rate changes). Global growth concerns and a precipitous fall in energy prices drove yields lower and narrowed break-even inflation levels, causing TIPS to underperform nominal Treasuries. Conversely, our portion of the Portfolio benefited from effective yield curve management, as we maintained a predominantly flattening bias across the yield curve. This positioning aided performance as the yield curve flattened, exemplified by the spread between five-year and 30-year rates narrowing by nearly 110 basis points (i.e., 1.10%). We also engaged in tactical foreign currency trades during the period, capitalizing on the surging value of the US dollar. Also contributing to returns was positioning across credit sectors, including investment grade, high yield and emerging markets. Our portion of the Portfolio was well-positioned prior to spreads widening, and we selectively added risk as favored holdings approached attractive valuations in the sell-off. We maintained a preference for financials over industrials and are selectively seeking exposure in downtrodden segments such as energy and metals & mining.

PACE Select Advisors Trust – PACE Intermediate Fixed Income Investments

Investment Sub-Advisors:

BlackRock Financial Management, Inc. ("BlackRock");

Babson Capital Management LLC ("Babson")

Portfolio Managers:

BlackRock: David Antonelli and Akiva Dickstein;

Babson: William Awad, Ronald Desautels, David Nagle, Charles Sanford and Douglas Trevallion

Objective:

Current income, consistent with reasonable stability of principal

Investment process:

BlackRock The Portfolio invests primarily in fixed income securities. BlackRock decides to buy specific bonds based on its credit analysis and review. BlackRock strives to add value by controlling the Portfolio's duration within a narrow band relative to the Barclays Capital US Intermediate Government/Credit Index. To accomplish this, BlackRock employs an analytical process that involves evaluating macroeconomic trends, technical market factors, yield-curve exposure and market volatility. Once BlackRock establishes the investment themes on duration, yield curve exposure, convexity, sector weighting, credit quality and liquidity, the Portfolio's investments are diversified by sector, subsector and security.

(continued on next page)

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub-Advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Sub-Advisor's comments – continued

A number of derivative instruments were employed during the reporting period, primarily to adjust our duration and yield curve exposure, as well as to hedge credit or currency risk. In particular, interest rate swaps were used to manage exposure to interest rates by adding duration to, or subtracting it from, our portfolio at particular points on the yield curve. Options on interest rate swaps, or swaptions, were used to hedge convexity (market risk), as well as take a view on volatility and interest rates. Options on futures were used for a similar purpose as swaptions and were most often used to take a view on volatility and/or interest rates. Credit default swaps were used to provide insurance or protection against a particular company or basket of companies that are defaulting. They are used as a way to express a negative or positive view on a company's or group of companies' credit strength. Foreign exchange forwards were typically used to hedge non-US dollar currency risk back to the US dollar and to implement active currency positions.

Babson Capital Management

Our portion of the Portfolio outperformed our specific benchmark, the Barclays 1-3 Year Government Index, but underperformed the Portfolio's index, the Barclays US Intermediate Government/Credit Index during the reporting period. In particular, we were positioned with an overweight to short maturities less than one year and maturities longer than three years, taking advantage of the steepness of the yield curve. As the yield curve flattened in November and December 2014, we reduced the barbell via the purchase of 3-year Treasury securities versus cash and the sale of 10-year Treasury futures. Positioning within US Treasuries also contributed to results over the period.

The primary detractor from performance was an overweight to investment grade corporate bonds. The sell-off in energy and commodities negatively impacted corporate securities. Our allocations to the oil services and consumer products sub-sectors were the worst performers. Conversely, the banking/finance sectors contributed to performance but were not enough to overcome the energy-related sell-off. Corporate fundamentals remain firm with profit margins, revenue and cash all at or near record levels. We are taking this opportunity to potentially add higher quality energy names that may have sold off despite a strong financial profile.

Our exposure to the securitized sector modestly detracted from performance as gains from an allocation to commercial mortgage-backed securities ("CMBS") and select asset-backed securities ("ABS") were more than offset by spread widening in agency and non-agency mortgage-backed security ("MBS") holdings. New issue supply has been strong in ABS, with good demand for these securities. ABS deals backed by equipment or railcar leases were the best performing sub-sector. We added to collateralized mortgage obligations ("CMOs") during the period, as these securities offered attractive pricing and the ability to add income to our portion of the Portfolio. Non-agency residential mortgage backed securities ("RMBS") were the primary detractor from performance within

Investment process (concluded)

Babson seeks to invest primarily in a diversified portfolio of short-term fixed income securities through an investment process that consists of a top-down, macroeconomic view, coupled with a bottom-up perspective driven by rigorous fundamental credit analysis. Babson seeks to add value through security selection, sector rotation, convexity biases and yield curve positioning. Finally, Babson employs a quantitative rules-based approach to manage duration, which involves limiting the portfolio duration to a range of 0-3 years, driven by the dynamics and shape of the yield curve.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Sub-Advisors' comments – concluded

the securitized space, as concerns surrounding a large mortgage servicer pressured pricing. The CMBS sector continued to benefit from the trend in improving commercial real estate fundamentals, and our purchases have been primarily in shorter maturity securities. We used derivative instruments for yield curve, duration and credit risk management. Over the period, performance from Treasury futures contributed to performance.

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income and a reasonable stability of principal. Investors should be able to withstand short-term fluctuations in the fixed income markets. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/15	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	1.63%	2.65%	2.79%	3.47%
Class C2	1.37%	2.13%	2.27%	2.95%
Class Y3	1.76%	2.92%	3.03%	3.73%
Class P4	1.76%	2.83%	3.03%	3.73%
After deducting maximum sales charge
Class A1	(2.94)%	(1.98)%	1.85%	2.99%
Class C2	0.62%	1.38%	2.27%	2.95%
Barclays US Intermediate Government/Credit Index[5]	2.76%	3.89%	3.60%	4.25%
Lipper Core Bond Funds median	3.52%	6.11%	4.72%	4.58%

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/14	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	0.01%	2.35%	2.84%	3.35%
Class C2	(0.25)%	1.75%	2.32%	2.82%
Class Y3	0.14%	2.53%	3.10%	3.61%
Class P4	0.14%	2.53%	3.10%	3.60%
After deducting maximum sales charge
Class A1	(4.46)%	(2.23)%	1.89%	2.87%
Class C2	(0.99)%	1.00%	2.32%	2.82%

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2014 prospectuses, were as follows: Class A—1.03% and 0.93%; Class C—1.52% and 1.43%; Class Y—1.05% and 0.68%; and Class P—0.82% and 0.68% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2015 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.93%; Class C—1.43%; Class Y—0.68%; and Class P—0.68% The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Barclays US Intermediate Government/Credit Index is an unmanaged subset of the Barclays US Government/Credit Index covering all investment grade issues with maturities from one up to (but not including) 10 years. The average-weighted maturity is typically between four and five years. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015, there will be a reduction in the redemption holding period from 90 days to 30 days. Shares that an investor holds or purchases prior to implementation of this new holding period are subject to preexisting terms for the holding period as outlined in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	01/31/15
Weighted average duration	3.32 yrs.
Weighted average maturity	4.82 yrs.
Average coupon	2.14%
Net assets (mm)	$446.7
Number of holdings	539
Portfolio composition[1]	01/31/15
Bonds and notes	96.4%
Preferred stocks	0.6
Options, swaptions, futures, swaps, and forward foreign currency contracts	(0.4)
Cash equivalents and other assets less liabilities	3.4
Total	100.0%
Quality diversification[1,2]	01/31/15
US government and agency securities	44.4%
AAA	5.0
AA	3.7
A	10.0
BBB and below/non-rated	33.3
Preferred stock	0.6
Options, futures, swaps and forward foreign currency contracts	(0.4)
Cash equivalents and other assets less liabilities	3.4
Total	100.0%
Asset allocation[1]	01/31/15
US government obligations	44.0%
Corporate notes	32.6
Asset-backed securities	11.1
Collateralized mortgage obligations	7.5
Non-US government obligations	0.8
Preferred stock	0.6
US government agency mortgage pass-through certificates	0.4
Options, futures, swaps and forward foreign currency contracts	(0.4)
Cash equivalents and other assets less liabilities	3.4
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2015. The Portfolio is actively managed and its composition will vary over time.

2  Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Face amount[1]	Value
US government obligations—44.01%
US Treasury Bonds 6.125%, due 11/15/27	1,400,000	$2,074,187
US Treasury Inflation Index Bonds (TIPS) 1.375%, due 02/15/44	1,611,370	1,981,103
2.375%, due 01/15/25	707,962	871,236
US Treasury Inflation Index Notes (TIPS) 0.125%, due 07/15/24	2,002,513	2,029,422
0.625%, due 01/15/24	749,072	789,218
US Treasury Notes 0.500%, due 01/31/17	16,120,000	16,128,818
0.625%, due 08/31/17	3,370,000	3,366,313
0.625%, due 11/30/17	6,800,000	6,778,750
0.875%, due 04/30/17	2,560,000	2,578,801
0.875%, due 08/15/17	23,535,000	23,671,056
0.875%, due 11/15/17	13,000,000	13,054,847
1.000%, due 09/15/17	780,000	786,398
1.000%, due 12/15/17	9,180,000	9,245,261
1.250%, due 11/30/18	1,165,000	1,175,466
1.250%, due 01/31/20	42,955,000	43,069,986
1.375%, due 12/31/18	865,000	876,353
1.500%, due 12/31/18	4,090,000	4,164,769
1.500%, due 01/31/22	2,245,000	2,245,525
1.625%, due 03/31/19	4,810,000	4,918,975
1.625%, due 04/30/19	4,480,000	4,583,950
1.625%, due 12/31/19[2]	1,655,000	1,689,911
1.875%, due 11/30/21	12,725,000	13,050,086
2.125%, due 12/31/21	4,750,000	4,951,875
2.250%, due 04/30/21	4,725,000	4,959,034
2.250%, due 11/15/24	17,841,800	18,756,192
2.375%, due 08/15/24	2,570,000	2,729,823
2.625%, due 01/31/18	1,525,000	1,607,565
2.625%, due 11/15/20	4,205,000	4,501,322
Total US government obligations (cost—$194,020,834)		196,636,242
Federal home loan bank certificate—0.18%
FHLB 4.000%, due 09/01/28 (cost—$678,925)	680,000	791,312
Federal home loan mortgage corporation certificates*—0.13%
FHLMC 6.250%, due 07/15/32	302,000	466,556
6.750%, due 03/15/31	82,000	129,408
Total federal home loan mortgage corporation certificates (cost—$494,188)		595,964
Federal national mortgage association certificate*—0.12%
FNMA TBA 3.000% (cost—$522,656)	500,000	525,742
	Face amount[1]	Value
Collateralized mortgage obligations—7.53%
Banc of America Commercial Mortgage Trust, Series 2007-4, Class AM 5.821%, due 02/10/51[3]	400,000	$436,997
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PWR12, Class A1A 5.697%, due 09/11/38[3]	1,442,955	1,514,061
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL 1.671%, due 07/05/33[3,4]	965,000	959,302
Commercial Mortgage Pass-Through Certificates, Series 2006-C5, Class AM 5.343%, due 12/15/39	840,000	892,183
Series 2006-C8, Class AM 5.347%, due 12/10/46	655,000	701,579
Series 2010-C1, Class A1 3.156%, due 07/10/46[4]	828,467	836,098
Series 2013-GAM, Class A2 3.367%, due 02/10/28[4]	1,090,000	1,127,742
Series 2014-CR16, Class A4 4.051%, due 04/10/47	145,000	161,150
Series 2014-CR17, Class A5 3.977%, due 05/10/47	155,000	171,538
Series 2014-PAT, Class A 0.967%, due 08/13/27[3,4]	915,000	911,849
Series 2014-TWC, Class A 1.017%, due 02/13/32[3,4]	1,395,000	1,389,749
Credit Suisse Commercial Mortgage Trust, Series 2006-C2, Class AM 5.682%, due 03/15/39[3]	1,520,000	1,561,438
Series 2007-C4, Class A1AM 5.898%, due 09/15/39[3]	1,110,000	1,206,166
DBRR Trust, Series 2013-EZ3, Class A 1.636%, due 12/18/49[3,4]	1,322,650	1,330,613
FHLMC Multifamily Structured Pass Through Certificates, Series K038, Class X1* 1.201%, due 03/25/24[3,5]	6,426,359	564,980
FHLMC REMIC,* Trust 2626, Class A 4.000%, due 06/15/33	235,247	255,141
Trust 3990, Class VA 3.500%, due 01/15/25	339,267	362,147
Trust 4323, Class CA 4.000%, due 03/15/40	336,906	363,903
Trust 4325, Class MA 4.000%, due 09/15/39	1,263,084	1,328,479
Trust 4328, Class DA 4.000%, due 01/15/36	1,262,650	1,328,019
Trust 4336, Class MA 4.000%, due 01/15/40	1,142,633	1,203,328

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
FNMA Connecticut Avenue Securities, Series 2014-C04, Class 1M1* 2.118%, due 11/25/24[3]	726,478	$728,072
FNMA REMIC,* Trust 2005-109, Class PV 6.000%, due 10/25/32	365,621	390,203
Trust 2013-112, Class HQ 4.000%, due 11/25/43	148,058	158,849
Trust 2014-48, Class AB 4.000%, due 10/25/40	360,557	389,242
FREMF Mortgage Trust, Series 2013-K712, Class B 3.368%, due 05/25/45[3,4]	110,000	113,208
GNMA, Trust 2014-131, Class BW 3.842%, due 05/20/41[3]	287,170	299,714
GS Mortgage Securities Corp., Series 2014-4R, Class 1A, 0.335%, due 01/26/34[3,4]	140,000	132,322
Hilton USA Trust, Series 2013-HLT, Class AFX 2.662%, due 11/05/30[4]	875,000	880,172
JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class XA 0.993%, due 09/15/47[3,5]	14,319,147	996,484
JPMorgan Chase Commercial Mortgage Securities, Series 2005-LDP2, Class AM 4.780%, due 07/15/42	400,000	402,451
Series 2006-CB14, Class AM 5.434%, due 12/12/44[3]	400,000	414,751
Series 2006-LDP8, Class AJ 5.480%, due 05/15/45[3]	500,000	526,798
Series 2007-CB18, Class A1A 5.431%, due 06/12/47[3]	1,377,941	1,470,362
Series 2007-LDPX, Class A1A 5.439%, due 01/15/49	690,163	739,238
Series 2011-PLSD, Class A2 3.364%, due 11/13/44[4]	800,000	830,346
LSTAR Securities Investment Trust, Series 2014-1, Class NOTE 3.270%, due 09/01/21[3,4]	804,241	805,349
Series 2014-2, Class A 2.170%, due 12/01/21[3,4]	804,111	792,015
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A1A 5.166%, due 12/12/49	1,056,104	1,110,380
Series 2007-9, Class AM
5.856%, due 09/12/49[3]	350,000	384,254
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C13, Class C 4.895%, due 11/15/46[3]	815,000	892,277
	Face amount[1]	Value
Collateralized mortgage obligations—(concluded)
Morgan Stanley Capital I, Series 2005-HQ6, Class A4A 4.989%, due 08/13/42	314,773	$315,349
Series 2007-IQ14, Class A1A 5.665%, due 04/15/49[3]	690,899	747,176
Motel 6 Trust, Series 2012-MTL6, Class B 2.743%, due 10/05/25[4]	945,000	946,366
STRPS 2012-1 Ltd., Series 2012-1A, Class A 1.500%, due 12/25/44[4]	355,490	355,490
VFC LLC, Series 2014-2, Class A 2.750%, due 07/20/30[6]	158,774	158,790
Wells Fargo Resecuritization Trust, Series 2012-IO, Class A 1.750%, due 08/20/21[4]	72,683	72,638
Total collateralized mortgage obligations (cost—$33,835,911)		33,658,758
Asset-backed securities—11.15%
321 Henderson Receivables I LLC, Series 2006-1A, Class A1 0.367%, due 03/15/41[3,4]	131,201	128,862
Access Group, Inc., Series 2008-1, Class A 1.556%, due 10/27/25[3]	220,804	221,502
ACE Securities Corp. Home Equity Loan Trust, Series 2005-RM1, Class M2 0.918%, due 03/25/35[3]	156,035	154,462
Alterna Funding I LLC, Series 2014-1A, Class Note 1.639%, due 02/15/21[4]	123,397	123,204
American Credit Acceptance Receivables, Series 2014-3, Class A 0.990%, due 08/10/18[4]	173,490	173,381
American Homes 4 Rent, Series 2014-SFR2, Class A 3.786%, due 10/17/36[4]	1,115,422	1,176,869
Series 2014-SFR3, Class A 3.678%, due 12/17/36[4]	953,611	995,818
AmeriCredit Automobile Receivables Trust, Series 2012-2, Class C 2.640%, due 10/10/17	130,000	132,101
Series 2013-5, Class A2A 0.650%, due 03/08/17	627,185	627,380
Series 2013-5, Class D 2.860%, due 12/08/19	585,000	594,097

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Face amount[1]		Value
Asset-backed securities—(continued)
Argent Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-W2, Class A2B2 0.428%, due 10/25/35[3]		133,678	$133,421
ARL First LLC, Series 2012-1A, Class A1 1.917%, due 12/15/42[3,4]		201,518	202,565
ARL Second LLC, Series 2014-1A, Class A1 2.920%, due 06/15/44[4]		375,908	379,767
Auto ABS Compartiment, Series 2012-2, Class A 2.800%, due 04/27/25[7]	EUR	134,586	153,177
Avery Point V CLO Ltd., Series 2014-5A, Class A 1.717%, due 07/17/26[3,4]		250,000	248,296
Avis Budget Rental Car Funding AESOP LLC, Series 2015-1A, Class A 2.500%, due 07/20/21[4]		130,000	129,883
BCC Funding VIII LLC, Series 2014-1A, Class A 1.794%, due 06/20/20[4]		155,432	155,238
Bear Stearns Asset Backed Securities I Trust, Series 2005-HE12, Class M1 0.650%, due 12/25/35[3,9]		200,000	195,149
Series 2006-HE3, Class A2 0.350%, due 04/25/36[3,9]		51,920	51,439
Birchwood Park CLO Ltd., Series 2014-1A, Class A 1.693%, due 07/15/26[3,4]		250,000	248,030
Bumper, Series 2011-2, Class A 1.246%, due 02/23/23[3,7]	EUR	74,870	84,669
CAN Capital Funding LLC, Series 2014-1A, Class A 3.117%, due 04/15/20[4]		150,000	148,875
Capital Automotive REIT, Series 2010-1A, Class A 5.730%, due 12/15/38[4]		94,002	100,583
CarFinance Capital Auto Trust, Series 2014-2A, Class A 1.440%, due 11/16/20[4]		126,540	126,644
Carlyle Global Market Strategies CLO Ltd., Series 2013-4A, Class A1 1.723%, due 10/15/25[3,4]		250,000	248,870
Carnow Auto Receivables Trust, Series 2014-1A, Class A 0.960%, due 01/17/17[4]		206,981	206,803
Carrington Mortgage Loan Trust, Series 2005-NC4, Class A3 0.568%, due 09/25/35[3]		45,381	44,974
	Face amount[1]	Value
Asset-backed securities—(continued)
Chrysler Capital Auto Receivables Trust, Series 2013-BA, Class A2 0.560%, due 12/15/16[4]	306,425	$306,542
Series 2013-BA, Class A4 1.270%, due 03/15/19[4]	1,240,000	1,242,768
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2 4.474%, due 03/20/43[4]	68,163	70,702
CLI Funding LLC, Series 2006-1A, Class A 0.348%, due 08/18/21[3,4]	316,146	313,781
CLI Funding V LLC, Series 2014-1A, Class A 3.290%, due 06/18/29[4]	366,323	370,995
Countrywide Asset-Backed Certificates, Series 2005-6, Class M1 0.658%, due 12/25/35[3]	198,001	197,414
CPS Auto Receivables Trust, Series 2013-A, Class A 1.310%, due 06/15/20[4]	52,111	51,941
Series 2013-C, Class A 1.640%, due 04/16/18[4]	100,709	100,971
Series 2014-B, Class A 1.110%, due 11/15/18[4]	301,945	300,869
Series 2014-C, Class A 1.310%, due 02/15/19[4]	174,869	174,770
CPS Auto Trust, Series 2012-C, Class A 1.820%, due 12/16/19[4]	150,143	151,089
Credit Acceptance Auto Loan Trust, Series 2012-2A, Class A 1.520%, due 03/16/20[4]	211,108	211,607
Series 2013-1A, Class A 1.210%, due 10/15/20[4]	1,495,000	1,496,316
Series 2013-2A, Class B 2.260%, due 10/15/21[4]	840,000	844,859
Series 2014-2A, Class A 1.880%, due 03/15/22[4]	1,190,000	1,196,275
DB Master Finance LLC, Series 2015-1A, Class A2I 3.262%, due 02/20/45[4]	130,000	131,358
DCP Rights LLC, Series 2014-1A, Class A 5.463%, due 10/25/44[4]	1,800,000	1,847,953
Diamond Resorts Owner Trust, Series 2014-1, Class A
2.540%, due 05/20/27[4]	91,221	91,283
Domino's Pizza Master Issuer LLC, Series 2012-1A, Class A2
5.216%, due 01/25/42[4]	289,875	305,203
Dong Fang Container Finance II SPV Ltd., Series 2014-1A, Class A1 1.950%, due 11/25/39[4]	239,583	238,917

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Face amount[1]	Value
Asset-backed securities—(continued)
Drug Royalty II LP 2, Series 2014-1, Class A1 3.081%, due 07/15/23[3,4]	252,783	$255,540
Eaton Vance CLO Ltd., Series 2014-1A, Class A 1.703%, due 07/15/26[3,4]	250,000	248,485
Education Funding Capital Trust IV, Series 2004-1, Class A4 1.654%, due 06/15/43[3]	150,000	150,368
Exeter Automobile Receivables Trust, Series 2013-2A, Class A 1.490%, due 11/15/17[4]	118,462	118,592
Series 2014-1A, Class A 1.290%, due 05/15/18[4]	80,261	80,274
Series 2014-3A, Class A 1.320%, due 01/15/19[4]	116,432	116,245
First Investors Auto Owner Trust, Series 2011-2A, Class C 5.020%, due 08/15/17[4]	192,565	194,272
Series 2013-3A, Class A3 1.440%, due 10/15/19[4]	150,000	150,546
Flagship Credit Auto Trust, Series 2014-1, Class A 1.210%, due 04/15/19[4]	120,005	119,820
Series 2014-2, Class A 1.430%, due 12/16/19[4]	146,139	146,132
Ford Credit Floorplan Master Owner Trust, Series 2012-2, Class A 1.920%, due 01/15/19	1,900,000	1,933,814
Fremont Home Loan Trust, Series 2005-2, Class M2 0.888%, due 06/25/35[3]	131,612	128,992
Global Container Assets Ltd., Series 2013-1A, Class A1 2.200%, due 11/05/28[4]	261,036	260,813
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A 1.406%, due 04/25/25[3,4]	285,000	278,688
Hilton Grand Vacations Trust, Series 2013-A, Class A 2.280%, due 01/25/26[4]	118,961	120,259
Series 2014-AA, Class A 1.770%, due 11/25/26[4]	435,649	430,867
HSBC Home Equity Loan Trust USA, Series 2007-3, Class A4 1.668%, due 11/20/36[3]	70,000	69,792
Icon Brands Holdings LLC, Series 2012-1A, Class A 4.229%, due 01/25/43[4]	137,315	138,091
	Face amount[1]	Value
Asset-backed securities—(continued)
ING Investment Management CLO V Ltd., Series 2007-5A, Class A1A 0.485%, due 05/01/22[3,4]	447,947	$445,316
Invitation Homes Trust, Series 2014-SFR2, Class A 1.268%, due 09/17/31[3,4]	875,000	864,151
Series 2014-SFR3, Class A 1.368%, due 12/17/31[3,4]	880,000	872,640
Series 2015-SFR1, Class A 1.616%, due 03/17/32[3,4]	1,090,000	1,091,595
JP Morgan Mortgage Acquisition Corp., Series 2005-FRE1, Class A2V2 0.390%, due 10/25/35[3]	240,537	236,500
KeyCorp Student Loan Trust, Series 2006-A, Class 2A4 0.565%, due 09/27/35[3]	300,000	289,508
Lehman XS Trust, Series 2005-6, Class 1A1 0.428%, due 11/25/35[3,9]	318,491	227,381
Merrill Lynch Mortgage Synthetic, Series 205-ACR1, Class M1 0.904%, due 06/28/35[3,4]	300,302	295,658
MVW Owner Trust, Series 2014-1A, Class A 2.250%, due 09/20/31[4]	236,495	235,897
National Collegiate Student Loan Trust, Series 2004-1, Class A2 0.515%, due 06/25/27[3]	232,486	230,210
Series 2006-3, Class A3 0.318%, due 10/25/27[3]	253,651	250,778
Series 2007-1, Class A2 0.298%, due 11/27/28[3]	150,140	148,147
Nations Equipment Finance Funding II LLC, Series 2014-1A, Class A 1.558%, due 07/20/18[4]	104,174	104,210
Navient Private Education Loan Trust, Series 2015-AA, Class A1 0.660%, due 12/15/21[3,4]	1,170,000	1,170,085
Navient Student Loan Trust, Series 2014-AA, Class A1
0.647%, due 05/16/22[3,4]	927,883	927,257
NCF Dealer Floorplan Master Trust, Series 2014-1A, Class A 1.668%, due 10/20/20[3,4]	110,000	109,852
Nelnet Student Loan Trust, Series 2006-3, Class B 0.505%, due 06/25/41[3]	187,270	170,675
Series 2014-1A, Class B 1.668%, due 10/25/47[3,4]	100,000	93,824

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Face amount[1]	Value
Asset-backed securities—(continued)
New York City Tax Lien Trust, Series 2013-A, Class A 1.190%, due 11/10/26[4]	34,784	$34,763
Series 2014-A, Class A 1.030%, due 11/10/27[4]	91,480	91,194
NextGear Floorplan Master Owner Trust, Series 2014-1A, Class A 1.920%, due 10/15/19[4]	800,000	804,758
NovaStar Mortgage Funding Trust, Series 2003-2, Class A2 0.848%, due 09/25/33[3]	85,386	84,305
Series 2005-3, Class A2D 0.538%, due 01/25/36[3]	164,222	161,209
OneMain Financial Issuance Trust, Series 2014-1, Class A 2.430%, due 06/18/24[4]	100,000	100,843
Series 2015-1A, Class A 3.190%, due 03/18/26[4,8]	1,120,000	1,119,644
Option One Mortgage Loan Trust Asset-Backed Certificates, Series 2005-5, Class A3 0.378%, due 12/25/35[3]	255,073	253,293
Orange Lake Timeshare Trust, Series 2014-AA, Class A 2.290%, due 07/09/29[4]	87,325	86,545
Oscar US Funding Trust, Series 2014-1A, Class A2 1.000%, due 08/15/17[4]	200,000	199,984
Ownit Mortgage Loan Trust, Series 2005-2, Class M4 1.098%, due 03/25/36[3]	101,526	99,744
RAAC Trust, Series 2005-RP2, Class M1 0.818%, due 06/25/35[3,4]	275,102	275,313
Series 2006-RP2, Class A 0.418%, due 02/25/37[3,4]	287,469	283,971
RASC Trust, Series 2005-AHL3, Class A2 0.408%, due 11/25/35[3]	257,967	253,146
Santander Drive Auto Receivables Trust, Series 2011-3, Class C 3.090%, due 05/15/17	490,500	493,169
Series 2012-1, Class C 3.780%, due 11/15/17	1,019,775	1,031,783
Series 2012-5, Class C 2.700%, due 08/15/18	1,200,000	1,218,719
Series 2013-4, Class B 2.160%, due 01/15/20	1,200,000	1,215,840
Series 2013-5, Class D 2.730%, due 10/15/19	749,000	756,348
Series 2014-4, Class C 2.600%, due 11/16/20	865,000	876,117
Series 2014-5, Class A2A 0.720%, due 04/16/18	1,295,000	1,295,140
	Face amount[1]	Value
Asset-backed securities—(continued)
SBA Tower Trust, Series 2014-1A, Class C 2.898%, due 10/15/44[4,9]	170,000	$173,034
Sierra Timeshare Receivables Funding Co. LLC,
Series 2012-2A, Class A 2.380%, due 03/20/29[4]	273,591	276,375
Series 2014-2A, Class A 2.050%, due 06/20/31[4]	151,102	152,041
Silver Bay Realty Trust, Series 2014-1, Class A
1.168%, due 09/17/31[3,4]	1,247,781	1,225,143
SLM Student Loan Trust, Series 2012-A, Class A1 1.567%, due 08/15/25[3,4]	733,482	740,744
Series 2012-D, Class A1 1.217%, due 06/15/23[3,4]	557,531	559,666
SoFi Professional Loan Program LLC, Series 2014-A, Class A2 3.020%, due 10/25/27[4]	94,332	96,470
Sonic Capital LLC, Series 2011-1A, Class A2 5.438%, due 05/20/41[4]	222,540	236,687
SpringCastle America Funding LLC, Series 2014-AA, Class A 2.700%, due 05/25/23[4]	1,288,053	1,288,828
SWAY Residential Trust, Series 2014-1, Class A 1.468%, due 01/17/32[3,4]	753,388	750,898
TICP CLO III Ltd., Series 2014-3A, Class X 1.235%, due 01/20/27[3,4]	250,000	249,966
Tidewater Auto Receivables Trust, Series 2014-AA, Class A2 0.960%, due 07/15/17[4]	466,151	466,141
Series 2014-AA, Class A3 1.400%, due 07/15/18[4]	500,000	499,713
Trade MAPS 1 Ltd., Series 2013-1A, Class A 0.866%, due 12/10/18[3,4]	250,000	250,355
Trafigura Securitisation Finance PLC, Series 2012-1A, Class A 2.567%, due 10/15/15[3,4]	300,000	300,890
Triton Container Finance LLC, Series 2007-1A, Class NOTE 0.310%, due 02/26/19[3,4]	115,677	115,603
United Auto Credit Securitization Trust, Series 2014-1, Class A2 0.740%, due 06/15/16[4]	200,000	200,112

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Face amount[1]	Value
Asset-backed securities—(concluded)
Westgate Resorts LLC, Series 2012-2A, Class A 3.000%, due 01/20/25[4]	116,674	$117,242
Series 2013-1A, Class A 2.250%, due 08/20/25[4]	128,729	128,783
Series 2014-1A, Class A 2.150%, due 12/20/26[4]	219,928	217,778
Westlake Automobile Receivables Trust, Series 2013-1A, Class A2 1.120%, due 01/15/18[4]	52,170	52,224
Series 2014-2, Class A2 0.970%, due 10/16/17[4]	100,000	99,931
World Financial Network Credit Card Master Trust, Series 2014-B, Class A 0.610%, due 07/15/19	1,365,000	1,365,089
Total asset-backed securities (cost—$49,653,345)		49,836,487
Corporate notes—32.59%
Aerospace & defense—0.37%
Precision Castparts Corp. 0.700%, due 12/20/15	1,140,000	1,140,762
The Boeing Co. 2.350%, due 10/30/21	170,000	172,265
United Continental Holdings, Inc. 6.000%, due 12/01/20	340,000	352,750
		1,665,777
Airlines—0.00%††
American Airlines Pass Through Trust 2014-1, Class B 4.375%, due 10/01/22	20,000	20,625
Auto & truck—0.32%
General Motors Co. 3.500%, due 10/02/18	1,390,000	1,424,750
Automotive—0.08%
Asciano Finance Ltd. 3.125%, due 09/23/15[4]	350,000	353,435
Banking-non-US—1.31%
Caixa Economica Federal 2.375%, due 11/06/17[4]	290,000	277,646
Credit Agricole SA 2.500%, due 04/15/19[4]	250,000	257,641
European Investment Bank 1.750%, due 06/17/19	1,851,000	1,890,239
HSBC Holdings PLC 4.250%, due 03/14/24[2]	500,000	534,681
ING Bank N.V. 5.800%, due 09/25/23[4]	200,000	228,594
Lloyds Banking Group PLC 4.500%, due 11/04/24	200,000	210,482
	Face amount[1]	Value
Corporate notes—(continued)
Banking-non-US—(concluded)
Royal Bank of Scotland Group PLC 5.125%, due 05/28/24	630,000	$665,573
6.000%, due 12/19/23	205,000	229,680
6.125%, due 12/15/22	25,000	28,185
Societe Generale SA 5.000%, due 01/17/24[4]	200,000	209,105
Westpac Banking Corp. 1.375%, due 07/17/15[4]	1,330,000	1,335,827
		5,867,653
Banking-US—4.42%
Bank of America Corp. 4.000%, due 01/22/25	410,000	417,444
5.125%, due 06/17/19[3,10]	370,000	361,444
5.625%, due 10/14/16	1,325,000	1,419,775
6.250%, due 09/05/24[3,10]	495,000	506,192
6.500%, due 08/01/16	1,370,000	1,474,901
6.500%, due 10/23/24[3,10]	535,000	560,245
Bank of America Corp. MTN 1.317%, due 03/22/18[3]	770,000	775,949
Bank of America Corp., Series 1 3.750%, due 07/12/16	650,000	673,428
Capital One Bank USA N.A. 1.300%, due 06/05/17	250,000	249,026
Capital One Financial Corp. 3.500%, due 06/15/23	245,000	254,557
CIT Group, Inc. 3.875%, due 02/19/19	1,170,000	1,167,075
4.750%, due 02/15/15[4]	515,000	514,601
5.250%, due 03/15/18	400,000	415,000
5.500%, due 02/15/19[4]	615,000	652,453
Discover Bank/Greenwood DE 4.200%, due 08/08/23	270,000	291,868
Fifth Third Bancorp 4.300%, due 01/16/24	335,000	362,997
4.900%, due 09/30/19[3,10]	285,000	276,450
Fifth Third Bank 2.875%, due 10/01/21	200,000	205,858
Goldman Sachs Group, Inc. 1.455%, due 04/30/18[3]	530,000	536,430
2.600%, due 04/23/20	215,000	217,785
3.500%, due 01/23/25	250,000	256,658
3.625%, due 01/22/23	655,000	682,891
3.700%, due 08/01/15	1,110,000	1,126,197
5.700%, due 05/10/19[3,10]	465,000	476,479
5.950%, due 01/18/18	1,030,000	1,153,509
JPMorgan Chase & Co. 1.156%, due 01/25/18[3]	525,000	529,212
3.200%, due 01/25/23	10,000	10,234
3.250%, due 09/23/22	105,000	108,229
4.500%, due 01/24/22	130,000	144,783
5.000%, due 07/01/19[3,10]	400,000	396,000
JPMorgan Chase & Co. GMTN 0.854%, due 02/26/16[3]	850,000	851,635

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Face amount[1]	Value
Corporate notes—(continued)
Banking-US—(concluded)
JPMorgan Chase & Co. MTN 1.875%, due 03/20/15	920,000	$921,847
State Street Capital Trust IV 1.241%, due 06/15/37[3]	570,000	467,457
Wells Fargo & Co. 0.887%, due 04/23/18[3]	685,000	685,908
5.375%, due 11/02/43	110,000	133,006
5.875%, due 06/15/25[3,10]	190,000	198,550
5.900%, due 06/15/24[3,10]	245,000	251,737
		19,727,810
Biotechnology—0.06%
Amgen, Inc. 5.150%, due 11/15/41	215,000	254,752
Building products—0.20%
Building Materials Corp. of America 6.750%, due 05/01/21[4]	191,000	204,370
Cemex SAB de CV 5.875%, due 03/25/19[2,4]	200,000	199,750
Martin Marietta Materials, Inc. 1.357%, due 06/30/17[3]	110,000	109,403
Owens Corning 6.500%, due 12/01/16	29,000	31,625
Standard Pacific Corp. 8.375%, due 01/15/21	300,000	337,500
		882,648
Cable—0.08%
CCO Holdings LLC/CCO Holdings Capital Corp. 7.375%, due 06/01/20	315,000	337,050
Chemicals—0.47%
Eastman Chemical Co. 2.700%, due 01/15/20	420,000	429,594
3.800%, due 03/15/25	255,000	268,313
Huntsman International LLC 4.875%, due 11/15/20	440,000	441,650
Incitec Pivot Ltd. 4.000%, due 12/07/15[4]	550,000	561,745
The Dow Chemical Co. 3.500%, due 10/01/24	410,000	421,617
		2,122,919
Commercial services—0.24%
Air Lease Corp. 5.625%, due 04/01/17[9]	1,000,000	1,067,500
Communications equipment—0.17%
Apple, Inc. 2.850%, due 05/06/21	335,000	351,928
CCOH Safari LLC 5.750%, due 12/01/24	405,000	410,569
		762,497
	Face amount[1]	Value
Corporate notes—(continued)
Computers—0.16%
Hewlett-Packard Co. 2.750%, due 01/14/19	60,000	$61,672
Leidos Holdings, Inc. 4.450%, due 12/01/20	270,000	266,156
Seagate HDD Cayman 3.750%, due 11/15/18	370,000	385,487
		713,315
Consumer products—0.12%
Avon Products, Inc. 6.500%, due 03/01/19	535,000	517,613
Diversified financial services—0.34%
First Data Corp. 7.375%, due 06/15/19[4]	405,000	424,744
General Electric Capital Corp. 5.500%, due 01/08/20	465,000	545,264
General Electric Capital Corp. MTN 4.375%, due 09/16/20	480,000	536,849
		1,506,857
Electric utilities—0.07%
NRG Energy, Inc. 7.875%, due 05/15/21	170,000	182,325
8.250%, due 09/01/20	145,000	153,700
		336,025
Electric-generation—0.04%
Calpine Corp. 6.000%, due 01/15/22[4]	180,000	193,050
Electric-integrated—1.58%
Arrow Electronics, Inc. 3.375%, due 11/01/15	1,000,000	1,016,952
Delphi Corp. 5.000%, due 02/15/23	165,000	175,725
Eaton Corp. 0.950%, due 11/02/15	910,000	911,238
Jabil Circuit, Inc. 7.750%, due 07/15/16	350,000	376,250
8.250%, due 03/15/18	620,000	713,000
Jersey Central Power & Light Co. 5.625%, due 05/01/16	550,000	577,163
Oncor Electric Delivery Co. LLC 4.100%, due 06/01/22	290,000	321,908
Pacificorp 5.500%, due 01/15/19	651,000	747,968
5.750%, due 04/01/37	275,000	377,875
Progress Energy, Inc. 5.625%, due 01/15/16	995,000	1,040,312
Puget Energy, Inc. 5.625%, due 07/15/22	450,000	532,935
6.000%, due 09/01/21	75,000	89,649
The ADT Corp. 4.125%, due 04/15/19[2]	180,000	179,775
		7,060,750

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Face amount[1]	Value
Corporate notes—(continued)
Electric/gas—0.34%
Ameren Illinois Co. 6.125%, due 11/15/17	1,085,000	$1,231,953
CenterPoint Energy, Inc. 6.500%, due 05/01/18	241,000	277,073
		1,509,026
Electrical equipment—0.11%
Anixter, Inc. 5.950%, due 03/01/15	500,000	501,050
Finance-captive automotive—2.55%
American Honda Finance Corp. 1.000%, due 08/11/15[4]	1,315,000	1,320,001
Ares Capital Corp. 3.875%, due 01/15/20	275,000	279,166
Associated Banc-Corp 5.125%, due 03/28/16	822,000	854,613
BB&T Corp. 2.450%, due 01/15/20	360,000	368,452
CDP Financial, Inc. 4.400%, due 11/25/19[4]	1,160,000	1,298,789
ERP Operating LP 3.000%, due 04/15/23	525,000	532,450
Ford Motor Credit Co. LLC 1.482%, due 05/09/16[3]	680,000	684,867
1.700%, due 05/09/16	1,455,000	1,461,440
6.625%, due 08/15/17	220,000	246,433
FS Investment Corp. 4.000%, due 07/15/19	200,000	201,853
General Motors Financial Co., Inc. 2.625%, due 07/10/17	105,000	105,926
3.000%, due 09/25/17	135,000	137,531
3.500%, due 07/10/19	675,000	691,687
Harley-Davidson Financial Services, Inc. 3.875%, due 03/15/16[4]	450,000	465,702
Hyundai Capital America 2.550%, due 02/06/19[4]	550,000	555,748
Janus Capital Group, Inc. 6.700%, due 06/15/17[9]	1,000,000	1,108,846
Regions Bank 7.500%, due 05/15/18	450,000	527,621
Volkswagen Group of America Finance LLC 1.600%, due 11/20/17[4]	550,000	552,999
		11,394,124
Finance-other—0.24%
FMS Wertmanagement AoeR 1.125%, due 09/05/17	525,000	528,572
International Lease Finance Corp. 3.875%, due 04/15/18	550,000	556,187
		1,084,759
	Face amount[1]	Value
Corporate notes—(continued)
Financial services—3.87%
Ally Financial, Inc. 5.500%, due 02/15/17	1,150,000	$1,204,625
8.000%, due 11/01/31	275,000	355,094
Barclays PLC 2.750%, due 11/08/19	580,000	592,014
4.375%, due 09/11/24	555,000	562,527
Citigroup, Inc. 1.250%, due 01/15/16	265,000	265,838
2.550%, due 04/08/19	200,000	204,051
4.587%, due 12/15/15	575,000	593,356
5.350%, due 05/15/23[3,10]	215,000	204,035
5.800%, due 11/15/19[3,10]	755,000	756,651
6.300%, due 05/15/24[2,3,10]	215,000	216,276
Credit Suisse AG Guernsey 2.600%, due 05/27/16[4]	1,660,000	1,701,168
Doric Nimrod Air Alpha Ltd 2013-1 Pass Through Trust 5.250%, due 05/30/23[4]	360,646	376,876
ERAC USA Finance LLC 6.375%, due 10/15/17[4]	1,000,000	1,126,095
Hutchison Whampoa International 14 Ltd. 1.625%, due 10/31/17[4]	495,000	492,969
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 3.500%, due 03/15/17	455,000	452,725
5.875%, due 02/01/22	75,000	76,688
6.000%, due 08/01/20	850,000	889,185
Intesa Sanpaolo SpA 5.017%, due 06/26/24[4]	200,000	205,994
JPMorgan Chase & Co. 2.200%, due 10/22/19	410,000	412,905
3.875%, due 09/10/24	195,000	201,323
Morgan Stanley 1.875%, due 01/05/18	280,000	281,643
2.125%, due 04/25/18	860,000	866,616
2.650%, due 01/27/20	595,000	604,145
3.750%, due 02/25/23	210,000	221,512
4.350%, due 09/08/26	330,000	345,319
5.450%, due 07/15/19[3,10]	335,000	340,471
6.625%, due 04/01/18	400,000	457,093
Morgan Stanley MTN 6.000%, due 04/28/15	1,025,000	1,038,179
SteelRiver Transmission Co. LLC 4.710%, due 06/30/17[4]	675,173	711,205
The Hartford Financial Services Group, Inc. 8.125%, due 06/15/38[3]	380,000	429,400
The Western Union Co. 5.930%, due 10/01/16	500,000	537,032
US Bancorp MTN 1.950%, due 11/15/18	560,000	568,751
		17,291,761

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Face amount[1]	Value
Corporate notes—(continued)
Food processors/beverage/bottling—0.12%
Ashland, Inc. 3.000%, due 03/15/16	550,000	$552,063
Food/beverage—0.22%
Tyson Foods, Inc. 6.600%, due 04/01/16[9]	300,000	319,330
WM Wrigley Jr Co. 1.400%, due 10/21/16[4]	665,000	667,809
		987,139
Gas pipelines—0.41%
Kinder Morgan, Inc. 3.050%, due 12/01/19	255,000	257,341
4.300%, due 06/01/25	425,000	443,746
7.000%, due 06/15/17	680,000	749,700
Plains All American Pipeline LP/PAA Finance Corp. 2.600%, due 12/15/19	370,000	374,468
		1,825,255
Health care equipment & supplies—0.06%
Becton Dickinson and Co. 1.800%, due 12/15/17	110,000	110,952
2.675%, due 12/15/19	55,000	56,451
3.734%, due 12/15/24	85,000	90,546
		257,949
Hotels, restaurants & leisure—0.23%
Wyndham Worldwide Corp. 2.950%, due 03/01/17	1,000,000	1,024,376
Industrial conglomerates—0.05%
General Electric Co. 3.375%, due 03/11/24	190,000	204,427
Insurance—0.80%
MetLife Institutional Funding II 1.625%, due 04/02/15[4]	1,440,000	1,442,595
New York Life Global Funding 0.750%, due 07/24/15[4]	1,160,000	1,162,405
Pacific LifeCorp. 5.125%, due 01/30/43[4]	360,000	425,418
Prudential Financial, Inc. MTN 3.000%, due 05/12/16	260,000	266,889
4.750%, due 09/17/15	270,000	276,635
		3,573,942
Manufacturing-diversified—0.07%
Ingersoll-Rand Luxembourg Finance SA 3.550%, due 11/01/24	210,000	215,461
SPX Corp. 6.875%, due 09/01/17	95,000	103,693
		319,154
	Face amount[1]	Value
Corporate notes—(continued)
Media—0.91%
Alibaba Group Holding Ltd. 2.500%, due 11/28/19[4]	315,000	$314,485
British Sky Broadcasting Group PLC 2.625%, due 09/16/19[4]	200,000	203,521
Comcast Corp. 4.250%, due 01/15/33	360,000	403,662
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 3.800%, due 03/15/22	73,000	76,502
3.950%, due 01/15/25	70,000	73,466
4.450%, due 04/01/24	276,000	299,661
4.600%, due 02/15/21	118,000	129,494
DISH DBS Corp. 5.000%, due 03/15/23	140,000	137,550
5.125%, due 05/01/20	295,000	300,163
Expedia, Inc. 7.456%, due 08/15/18	465,000	540,566
NBCUniversal Enterprise, Inc. 5.250%, due 03/19/21[4,10]	375,000	398,475
NBCUniversal Media LLC 4.450%, due 01/15/43	280,000	321,955
Omnicom Group, Inc. 3.650%, due 11/01/24	189,000	197,655
Thomson Reuters Corp. 1.300%, due 02/23/17	650,000	650,883
		4,048,038
Medical providers—0.60%
Anthem, Inc. 3.300%, due 01/15/23	83,000	84,869
HCA, Inc. 3.750%, due 03/15/19	310,000	313,100
Laboratory Corp. of America Holdings 2.625%, due 02/01/20	255,000	257,907
Roche Holdings, Inc. 3.350%, due 09/30/24[4]	395,000	423,687
Tenet Healthcare Corp. 8.125%, due 04/01/22	500,000	563,750
UnitedHealth Group, Inc. 2.875%, due 12/15/21	250,000	261,646
2.875%, due 03/15/22	565,000	587,728
3.375%, due 11/15/21	165,000	176,901
		2,669,588
Metals & mining—0.88%
ArcelorMittal 5.000%, due 02/25/17[9]	550,000	571,725
BHP Billiton Finance USA Ltd. 3.850%, due 09/30/23	170,000	182,825
Freeport-McMoRan, Inc. 4.000%, due 11/14/21	320,000	302,544
4.550%, due 11/14/24	172,000	157,200

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Face amount[1]	Value
Corporate notes—(continued)
Metals & mining—(concluded)
Glencore Funding LLC 1.700%, due 05/27/16[4]	550,000	$552,566
Harsco Corp. 2.700%, due 10/15/15	500,000	503,050
Novelis, Inc. 8.750%, due 12/15/20	665,000	713,212
Rio Tinto Finance USA PLC 2.875%, due 08/21/22[2]	264,000	261,264
Vale Overseas Ltd. 6.250%, due 01/11/16	650,000	671,872
		3,916,258
Multi-line insurance—0.21%
American International Group, Inc. 4.875%, due 06/01/22	245,000	281,253
5.450%, due 05/18/17	600,000	655,319
		936,572
Oil & gas—2.18%
Anadarko Petroleum Corp. 3.450%, due 07/15/24[2]	165,000	167,417
California Resources Corp. 6.000%, due 11/15/24[2,4]	630,000	512,662
Canadian Natural Resources Ltd. 1.750%, due 01/15/18	225,000	222,457
Chesapeake Energy Corp. 3.250%, due 03/15/16	550,000	548,625
5.750%, due 03/15/23	615,000	636,525
6.625%, due 08/15/20	300,000	321,375
Chevron Corp. 3.191%, due 06/24/23	205,000	218,888
CONSOL Energy, Inc. 5.875%, due 04/15/22	480,000	416,400
Continental Resources, Inc. 4.900%, due 06/01/44	90,000	77,116
5.000%, due 09/15/22	235,000	223,250
Denbury Resources, Inc. 4.625%, due 07/15/23	365,000	311,162
Ecopetrol SA 4.125%, due 01/16/25	195,000	183,037
Ensco PLC 4.500%, due 10/01/24[2]	195,000	188,613
Freeport-McMoRan Oil & Gas LLC/FCX Oil & Gas, Inc. 6.500%, due 11/15/20	505,000	533,027
Kinder Morgan Energy Partners LP 3.500%, due 09/01/23	40,000	39,490
3.950%, due 09/01/22	105,000	107,216
4.150%, due 02/01/24	100,000	103,115
4.250%, due 09/01/24	180,000	186,606
MEG Energy Corp. 6.375%, due 01/30/23[4]	185,000	164,650
7.000%, due 03/31/24[2,4]	375,000	339,375
Peabody Energy Corp. 6.000%, due 11/15/18[2]	830,000	666,075
	Face amount[1]	Value
Corporate notes—(continued)
Oil & gas—(concluded)
Petrobras Global Finance BV 6.250%, due 03/17/24[2]	254,000	$225,146
Petroleos Mexicanos 4.875%, due 01/24/22	669,000	696,643
6.000%, due 03/05/20[2]	35,000	39,410
8.000%, due 05/03/19	100,000	119,050
Pioneer Natural Resources Co. 6.875%, due 05/01/18	865,000	978,693
Rowan Cos., Inc. 5.000%, due 09/01/17	69,000	70,840
Seven Generations Energy Ltd. 8.250%, due 05/15/20[4]	185,000	184,537
Southwestern Energy Co. 3.300%, due 01/23/18	70,000	70,756
Statoil ASA 2.650%, due 01/15/24	435,000	434,577
Transocean, Inc. 5.050%, due 12/15/16	786,000	776,175
		9,762,908
Oil field equipment & services—0.15%
Cameron International Corp. 1.400%, due 06/15/17	170,000	169,900
SESI LLC 7.125%, due 12/15/21	520,000	521,300
		691,200
Oil services—0.36%
BP Capital Markets PLC 2.750%, due 05/10/23	145,000	142,052
Petrobras International Finance Co. SA 3.875%, due 01/27/16	1,505,000	1,458,766
		1,600,818
Paper & forest products—0.12%
Domtar Corp. 10.750%, due 06/01/17	350,000	415,063
International Paper Co. 3.650%, due 06/15/24	125,000	129,471
		544,534
Pharmaceuticals—1.18%
AbbVie, Inc. 2.900%, due 11/06/22	285,000	289,767
Actavis Funding SCS 3.850%, due 06/15/24	275,000	281,601
Bayer US Finance LLC 3.375%, due 10/08/24[4]	200,000	212,837
Forest Laboratories, Inc. 5.000%, due 12/15/21[4]	1,100,000	1,203,366
Medtronic, Inc. 2.500%, due 03/15/20[4]	250,000	257,138
3.500%, due 03/15/25[4]	370,000	391,689

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Face amount[1]	Value
Corporate notes—(continued)
Pharmaceuticals—(concluded)
Mylan, Inc. 7.875%, due 07/15/20[4]	500,000	$531,805
Novartis Capital Corp. 3.400%, due 05/06/24	255,000	276,055
Takeda Pharmaceutical Co. Ltd. 1.031%, due 03/17/15[4]	1,460,000	1,461,168
Valeant Pharmaceuticals International 6.875%, due 12/01/18[4]	346,000	358,456
		5,263,882
Pipelines—1.73%
Buckeye Partners LP 2.650%, due 11/15/18	220,000	219,982
El Paso Pipeline Partners Operating Co. LLC 4.100%, due 11/15/15	2,725,000	2,776,034
4.300%, due 05/01/24	120,000	123,476
Energy Transfer Partners LP 4.150%, due 10/01/20	95,000	100,068
Enterprise Products Operating LLC 3.200%, due 02/01/16	1,145,000	1,159,912
3.350%, due 03/15/23	80,000	81,810
8.375%, due 08/01/66[3]	585,000	618,638
Sabine Pass Liquefaction LLC 5.625%, due 02/01/21[9]	730,000	730,913
5.625%, due 04/15/23	375,000	375,000
5.750%, due 05/15/24	297,000	298,485
Williams Cos., Inc. 7.875%, due 09/01/21	520,000	591,749
Williams Partners LP 3.900%, due 01/15/25	405,000	391,848
4.000%, due 11/15/21	240,000	243,173
		7,711,088
Real estate investment trusts—1.35%
American Tower Corp. 7.000%, due 10/15/17	500,000	566,717
ARC Properties Operating Partnership LP/Clark Acquisition LLC 2.000%, due 02/06/17[2]	820,000	787,166
3.000%, due 02/06/19[2]	960,000	917,202
AvalonBay Communities, Inc. MTN 2.850%, due 03/15/23	335,000	336,187
Boston Properties LP 3.850%, due 02/01/23	205,000	219,458
DDR Corp. 9.625%, due 03/15/16	900,000	984,858
Duke Realty LP 5.950%, due 02/15/17	400,000	434,523
Federal Realty Investment Trust 6.200%, due 01/15/17	298,000	326,325
HCP, Inc. 6.000%, due 01/30/17	300,000	327,718
	Face amount[1]	Value
Corporate notes—(continued)
Real estate investment trusts—(concluded)
Realty Income Corp. 5.950%, due 09/15/16	300,000	$323,532
Regency Centers LP 5.250%, due 08/01/15	450,000	459,861
Simon Property Group LP 3.750%, due 02/01/24	147,000	158,956
UDR, Inc. MTN 3.750%, due 07/01/24	185,000	192,881
		6,035,384
Rental auto/equipment—0.10%
United Rentals North America, Inc. 6.125%, due 06/15/23	425,000	441,469
Retail—0.63%
Amazon.com, Inc. 0.650%, due 11/27/15	1,190,000	1,190,720
Macy's Retail Holdings, Inc. 7.450%, due 07/15/17	1,000,000	1,138,795
Penske Automotive Group, Inc. 5.750%, due 10/01/22	335,000	348,400
Target Corp. 3.500%, due 07/01/24	130,000	140,276
		2,818,191
Software & services—0.12%
Oracle Corp. 2.800%, due 07/08/21	340,000	354,809
3.400%, due 07/08/24	152,000	162,135
		516,944
Special purpose entity—0.71%
Bunge Ltd. Finance Corp. 3.200%, due 06/15/17	1,127,000	1,163,337
CNH Industrial Capital LLC 3.375%, due 07/15/19[4]	580,000	556,800
Crown Castle Towers LLC 6.113%, due 01/15/20[4]	495,000	572,500
Penske Truck Leasing Co. LP/PTL Finance Corp. 2.500%, due 06/15/19[4]	150,000	151,054
3.375%, due 02/01/22[4]	265,000	268,174
3.750%, due 05/11/17[4]	450,000	470,442
		3,182,307
Technology, hardware & equipment—0.24%
Pitney Bowes, Inc. MTN 5.750%, due 09/15/17	994,000	1,084,720
Telecommunications—0.39%
Alcatel-Lucent USA, Inc. 6.750%, due 11/15/20[4]	460,000	477,250
Sprint Corp. 7.875%, due 09/15/23	530,000	537,287
Verizon Communications, Inc. 2.450%, due 11/01/22	560,000	540,752
5.150%, due 09/15/23	149,000	170,845
		1,726,134

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Face amount[1]	Value
Corporate notes—(concluded)
Telephone-integrated—0.21%
Level 3 Financing, Inc. 6.125%, due 01/15/21	495,000	$513,562
8.125%, due 07/01/19	400,000	424,500
		938,062
Textile/apparel—0.12%
Hanesbrands, Inc. 6.375%, due 12/15/20	520,000	549,640
Tobacco—0.10%
Philip Morris International, Inc. 1.875%, due 01/15/19	270,000	273,747
Reynolds American, Inc. 6.150%, due 09/15/43	152,000	187,708
		461,455
Transportation—0.15%
Ryder System, Inc. MTN 2.450%, due 09/03/19	180,000	182,060
Union Pacific Railroad Co. 2014-1 Pass Through Trust 3.227%, due 05/14/26	200,000	210,625
Virgin Australia 2013-1B Trust 6.000%, due 10/23/20[2,4]	263,562	272,128
		664,813
Utilities—0.28%
HD Supply, Inc. 7.500%, due 07/15/20	1,125,000	1,178,437
IPALCO Enterprises, Inc. 5.000%, due 05/01/18	69,000	73,485
		1,251,922
Wireless telecommunications—0.77%
Altice Financing S.A. 6.625%, due 02/15/23	200,000	200,000
Crown Castle International Corp. 5.250%, due 01/15/23	330,000	338,250
IAC/InterActiveCorp 4.875%, due 11/30/18	535,000	549,713
Sprint Communications, Inc. 7.000%, due 03/01/20[4]	498,000	542,820
T-Mobile USA, Inc. 6.464%, due 04/28/19	1,005,000	1,041,431
6.500%, due 01/15/24	135,000	140,063
6.731%, due 04/28/22	105,000	108,806
Vodafone Group PLC 2.500%, due 09/26/22	527,000	513,885
		3,434,968
Total corporate notes (cost—$144,090,947)		145,590,946
	Face amount[1]	Value
Non-US government obligations—0.77%
Brazilian Government International Bond 2.625%, due 01/05/23[2]	580,000	$519,680
4.250%, due 01/07/25	1,116,000	1,111,536
Indonesia Government International Bond 4.125%, due 01/15/25[2,4]	200,000	205,000
Mexico Government International Bond 3.500%, due 01/21/21	96,000	99,197
3.600%, due 01/30/25	649,000	665,225
4.000%, due 10/02/23	198,000	209,385
Republic of Columbia 2.625%, due 03/15/23	200,000	189,500
South Africa Government International Bond 5.375%, due 07/24/44[2]	200,000	223,250
Uruguay Government International Bond 4.500%, due 08/14/24	190,000	207,575
Total non-US government obligations (cost—$3,380,404)		3,430,348
	Number of shares
Preferred stocks—0.60%
Banking-US—0.34%
State Street Corp.[3,11]	19,216	507,879
The Goldman Sachs Group, Inc.[3,12]	9,170	228,241
The Goldman Sachs Group, Inc.[3,13]	10,500	276,570
Wells Fargo & Co.[3,10,14]	19,400	500,520
		1,513,210
Financial services—0.23%
Morgan Stanley[15]	40,000	1,041,200
Oil & Gas—0.03%
Southwestern Energy Co.[16]	2,350	127,488
Total preferred stocks (cost—$2,591,172)		2,681,898

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Face amount[1]		Value
Repurchase agreement—14.98%
Repurchase agreement dated 01/30/15 with State Street Bank and Trust Co., 0.000% due 02/02/15, collateralized by $37,301,053 Federal Home Loan Mortgage Corp. obligations, 2.080% due 10/17/22 and $31,536,548 Federal National Mortgage Association obligations, 2.170% to 2.200% due 10/17/22; (value—$68,255,009); proceeds: $66,916,000 (cost—$66,916,000)		$66,916,000	$66,916,000
	Number of contracts/ Notional amount
Options purchased—0.14%
Call swaptions purchased[17]—0.11%
3 Month USD LIBOR 5 Year Swap, strike @ 2.53%, expires 09/24/15 (Counterparty: JPMCB; receive fixed rate); underlying swap terminates 09/28/20	USD	10,800,000	507,163
Put options & swaptions purchased—0.03%
Eurodollar Futures, strike @ 98, expires 12/14/15		167	3,131
Eurodollar Futures, strike @ 99, expires 12/14/15		167	28,181
	Number of contracts/ Notional amount		Value
Options purchased—(concluded)
Put options & swaptions purchased—(concluded)
3 Month USD LIBOR 5 Year Swap, strike @ 2.530%, expires 09/24/15 (Counterparty: JPMCB; receive fixed rate); underlying swap terminates 09/28/20[17]	USD	10,800,000	$18,045
3 Month USD LIBOR 5 Year Swap, strike @ 4.500%, expires 07/18/18 (Counterparty: CSI; receive fixed rate); underlying swap terminates 07/20/23[17]	USD	8,400,000	43,036
3 Month USD LIBOR 30 Year Swap, strike @ 3.050%, expires 01/11/16 (Counterparty: CSI; receive fixed rate); underlying swap terminates 01/13/46[17]	USD	1,800,000	27,801
Total put options & swaptions purchased			120,194
Total options purchased (cost—$763,844)			627,357
	Number of shares
Investment of cash collateral from securities loaned—2.40%
Money market fund—2.40%
UBS Private Money Market Fund LLC[18] (cost—$10,705,380)		10,705,380	10,705,380
Total investments (cost—$507,653,606)—114.60%			511,996,434
Liabilities in excess of other assets—(14.60)%			(65,246,692)
Net assets—100.00%			$446,749,742

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 230.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$6,769,769
Gross unrealized depreciation	(2,426,941)
Net unrealized appreciation	$4,342,828

Written options

Number of contracts	Put options written	Expiration date	Premiums received	Current value	Unrealized appreciation
334	Eurodollar Futures, strike @ 98.5	12/14/15	$66,282	$(16,700)	$49,582

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

Written options activity for the six months ended January 31, 2015 was as follows:

	Number of contracts	Premiums received
Options outstanding at July 31, 2014	—	$—
Options written	536	94,678
Options terminated in closing purchase transactions	(42)	(18,644)
Options expired prior to exercise	(160)	(9,752)
Options outstanding at January 31, 2015	334	$66,282

Written swaptions17

Notional amount (000)		Call swaptions written	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	1,800	3 Month USD LIBOR Interest Rate Swap strike @ 1.90%, terminating 01/13/46	JPMCB	Receive	01/11/16	$55,946	$(66,103)	$(10,157)
USD	7,400	3 Month USD LIBOR Interest Rate Swap strike @ 2.10%, terminating 02/20/25	GSB	Receive	02/18/15	14,800	(197,294)	(182,494)
USD	3,500	3 Month USD LIBOR Interest Rate Swap strike @ 2.50%, terminating 05/28/25	BOA	Receive	05/26/15	31,850	(209,905)	(178,055)
USD	12,100	3 Month USD LIBOR Interest Rate Swap strike @ 3.02%, terminating 09/28/25	JPMCB	Receive	09/24/15	328,515	(1,217,647)	(889,132)
						$431,111	$(1,690,949)	$(1,259,838)
		Put swaptions written
USD	7,400	3 Month USD LIBOR Interest Rate Swap strike @ 2.90%, terminating 02/20/25	GSB	Pay	02/18/15	$20,720	$(1)	$20,719
USD	12,100	3 Month USD LIBOR Interest Rate Swap strike @ 3.02%, terminating 09/28/25	JPMCB	Pay	09/24/15	328,515	(26,126)	302,389
USD	10,100	3 Month USD LIBOR Interest Rate Swap strike @ 3.25%, terminating 06/26/25	CSI	Pay	06/24/15	199,222	(2,990)	196,232
USD	3,500	3 Month USD LIBOR Interest Rate Swap strike @ 3.50%, terminating 05/28/25	BOA	Pay	05/26/15	43,750	(232)	43,518
USD	16,800	3 Month USD LIBOR Interest Rate Swap strike @ 6.00%, terminating 07/20/23	CSI	Pay	07/18/18	258,691	(27,475)	231,216
EUR	7,920	6 Month EURIIBOR Interest Rate Swap strike @ 0.55%, terminating 01/28/21	CSI	Pay	01/26/16	42,282	(40,831)	1,451
						$893,180	$(97,655)	$795,525
						$1,324,291	$(1,788,604)	$(464,313)

Swaptions activity for the six months ended January 31, 2015 was as follows:

Premiums received
Swaptions outstanding at July 31, 2014	$612,602
Swaptions written	1,192,962
Swaptions exercised	(474,973)
Swaptions terminated in closing purchase transactions	(6,300)
Swaptions outstanding at January 31, 2015	$1,324,291

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

Futures contracts

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
US Treasury futures buy contracts:
3	USD	US Long Bond Futures	March 2015	$438,579	$453,844	$15,265
311	USD	US Treasury Note 2 Year Futures	March 2015	68,046,441	68,347,110	300,669
227	USD	US Treasury Note 5 Year Futures	March 2015	27,056,995	27,545,031	488,036
108	USD	US Treasury Note 10 Year Futures	March 2015	13,811,962	14,134,500	322,538
Interest rate futures buy contracts:
209	USD	90-Day Eurodollar Futures	December 2016	51,288,532	51,547,237	258,705
				$160,642,509	$162,027,722	$1,385,213
				Proceeds
US Treasury futures sell contracts:
19	USD	Ultra Long US Treasury Bond Futures	March 2015	$3,114,343	$3,399,813	$(285,470)
45	USD	US Long Bond Futures	March 2015	6,327,667	6,807,656	(479,989)
44	USD	US Treasury Note 10 Year Futures	March 2015	5,567,479	5,758,500	(191,021)
Interest rate futures sell contracts:
302	USD	90-Day Eurodollar Futures	December 2017	73,619,106	74,156,100	(536,994)
				$88,628,595	$90,122,069	$(1,493,474)
						$(108,261)

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BNP	USD	53,064	EUR	42,643	02/12/15	$(4,874)
CITI	EUR	303,000	USD	349,662	04/21/15	7,032
CSI	CHF	1,471,123	USD	1,685,000	04/27/15	76,345
CSI	EUR	1,302,000	USD	1,633,034	02/12/15	161,657
CSI	GBP	1,105,000	EUR	1,421,588	02/12/15	(57,731)
CSI	USD	1,612,505	GBP	1,031,000	02/12/15	(59,704)
DB	CAD	1,755,908	USD	1,540,000	02/12/15	158,363
DB	EUR	1,385,000	USD	1,725,322	02/12/15	160,148
DB	USD	1,540,000	CAD	1,771,616	02/12/15	(146,003)
DB	USD	1,738,449	GBP	1,110,000	02/12/15	(66,665)
GSCM	USD	1,614,844	EUR	1,344,000	02/12/15	(96,004)
SCB	GBP	1,077,000	USD	1,654,357	02/12/15	32,275
SSC	USD	79,255	EUR	70,000	04/21/15	(99)
						$164,740

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

Centrally cleared interest rate swap agreements

Notional amount (000)		Termination date	Payments made by the Portfolio[19]	Payments received by the Portfolio[19]	Value	Unrealized depreciation
USD	4,200	02/28/19	1.670%	3 Month USD LIBOR	$(82,356)	$(82,429)
USD	1,000	02/15/40	3.065	3 Month USD LIBOR	(187,535)	(187,561)
USD	1,000	02/15/40	3.046	3 Month USD LIBOR	(183,623)	(183,649)
USD	4,100	02/28/19	1.692	3 Month USD LIBOR	(84,105)	(84,176)
					$(537,619)	$(537,815)

Credit default swaps on corporate issues—sell protection20

Counterparty	Referenced obligations[20]	Notional amount (000)		Termination dates	Payments received by the Portfolio[19] (%)	Upfront payments received (made)	Value	Unrealized depreciation	Credit spread[21]
GSB	Devon Energy Corp. bond, 7.950%, due 04/15/32	USD	167	12/20/19	1.000%	$385	$(34)	$(419)	0.96%

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2015 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government obligations	$—	$196,636,242	$—	$196,636,242
Federal home loan bank certificate	—	791,312	—	791,312
Federal home loan mortgage corporation certificates	—	595,964	—	595,964
Federal national mortgage association certificate	—	525,742	—	525,742
Collateralized mortgage obligations	—	33,303,268	355,490	33,658,758
Asset-backed securities	—	47,749,617	2,086,870	49,836,487
Corporate notes	—	145,590,946	—	145,590,946
Non-US government obligations	—	3,430,348	—	3,430,348
Preferred stocks	2,681,898	—	—	2,681,898
Repurchase agreement	—	66,916,000	—	66,916,000
Options purchased	31,312	596,045	—	627,357
Investment of cash collateral from securities loaned	—	10,705,380	—	10,705,380
Futures contracts	1,385,213	—	—	1,385,213
Forward foreign currency contracts	—	595,820	—	595,820
Total	$4,098,423	$507,436,684	$2,442,360	$513,977,467
Liabilities
Written options	$(16,700)	$—	$—	$(16,700)
Written swaptions	—	(1,788,604)	—	(1,788,604)
Futures contracts	(1,493,474)	—	—	(1,493,474)
Forward foreign currency contracts	—	(431,080)	—	(431,080)
Swap agreements	—	(537,653)	—	(537,653)
Total	$(1,510,174)	$(2,757,337)	$—	$(4,267,511)

At January 31, 2015, there were no transfers between Level 1 and Level 2.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

The following is a rollforward of the Portfolio's investments that were fair valued using unobservable inputs (Level 3) for the six months ended January 31, 2015:

	Collateralized mortgage obligations	Asset-backed securities	Total
Beginning balance	$691,108	$149,980	$841,088
Purchases	—	2,049,975	2,049,975
Sales	(341,177)	(68,936)	(410,113)
Accrued discounts/(premiums)	—	20	20
Total realized gain/(loss)	1,631	—	1,631
Net change in unrealized appreciation/depreciation	3,928	47,025	50,953
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	(91,194)	(91,194)
Ending balance	$355,490	$2,086,870	$2,442,360

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2015 was $50,866. At January 31, 2015, a security was transferred from Level 3 to Level 2 as the valuation is based on observable inputs from an established pricing source. The transfer out of Level 3 represents the value at the end of the period.

Issuer breakdown by country or territory of origin

	Percentage of total investments
United States	94.0%
Cayman Islands	1.1
United Kingdom	0.8
Canada	0.7
Australia	0.5
Luxembourg	0.4
Mexico	0.4
Brazil	0.4
Switzerland	0.3
Japan	0.3
Argentina	0.2
Germany	0.1
France	0.1
Netherlands	0.1
Norway	0.1
Guernsey	0.1
Colombia	0.1
Italy	0.1
Ireland	0.1
United States Virgin Islands	0.1
South Africa	0.0	†
Uruguay	0.0	†
Indonesia	0.0	†
Total	100.0%

†  Amount represents less than 0.05%

Portfolio footnotes

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

††  Amount represents less than 0.005%.

1  In US Dollars unless otherwise indicated.

2  Security, or portion thereof, was on loan at January 31, 2015.

3  Variable or floating rate security. The interest rate shown is the current rate as of January 31, 2015 and changes periodically.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

4  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 16.73% of net assets as of January 31, 2015, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

5  Interest Only Securities. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

6  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security, which represents 0.03% of net assets as of January 31, 2015, are considered illiquid and restricted (see table below for more information).

Illiquid & restricted security	Acquisition Date	Acquisition Cost	Acquisition Cost as a percentage of net assets	Value at 01/31/15	Value as a percentage of net assets
VFC LLC, Series 2014-Class A 2.750% due 07/20/30	7/9/2014	$250,000	0.06%	$158,790	0.04%

7  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At January 31, 2015, the value of these securities amounted to 0.05% of net assets.

8  Security is being fair valued by a valuation committee under the direction of the board of trustees.

9  Step bond that converts to the noted fixed rate at a designated future date.

10  Perpetual investment. The maturity date reflects the next call date.

11  Non cumulative preferred stock. Convertible until 03/15/24.

12  Non cumulative preferred stock. Convertible until 05/10/23.

13  Non cumulative preferred stock. Convertible until 05/10/24.

14  Non cumulative preferred stock. Convertible until 09/15/23.

15  Non cumulative preferred stock. Convertible until 07/15/19.

16  Non cumulative preferred stock. Convertible until 01/15/18.

17  Illiquid investment as of January 31, 2015.

18  The table below details the Portfolio's transaction activity in affiliated issuers during the six months ended January 31, 2015. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/14	Purchases during the six months ended 01/31/15	Sales during the six months ended 01/31/15	Value at 01/31/15	Net income earned from affiliate for the six months ended 01/31/15
UBS Private Money Market Fund LLC	$66,357,164	$428,723,802	$484,375,586	$10,705,380	$1,565

19  Payments made/received are based on the notional amount.

20  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

21  Payments from/to the counterparty will be received/made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation.

22  Credit spreads, where applicable, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Performance

For the six months ended January 31, 2015, the Portfolio's Class P shares returned 4.66% before the deduction of the maximum PACE Select program fee.1 In comparison, the Barclays US Government/Credit Index (the "benchmark") returned 4.80%,2 the Lipper Core Plus Bond Funds category posted a median return of 3.44% and the Lipper Core Bond Funds category posted a median return of 3.52%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 52. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments3

Please note: On January 20, 2015, Neuberger Berman began serving as a sub-advisor for this Portfolio.

PIMCO

Our portion of the Portfolio outperformed its benchmark during the reporting period. An underweight to US duration was negative for performance, as the yield on the 10-year US Treasury fell 92 basis points (i.e., 0.92%). (Duration measures a portfolio's sensitivity to interest rate changes.) However, a focus on the 5-to-10-year portion of the US yield curve contributed to performance, as this portion of the yield curve benefited from roll-down. (Roll-down is a form of return that is realized as a bond approaches maturity, assuming an upward sloping yield curve.) Short exposure to core European rates detracted from returns as global yields rallied. However, this was offset by an overweight to European peripherals and an out-of-benchmark allocation to Australian duration, where yields declined (yields and bond prices move in opposite directions).

An underweight to corporate bonds was positive for results, as the sector lagged like-duration Treasuries. Corporate bond performance deteriorated following a significant sell-off in oil. Returns were also helped by positive security selection within high yield credit, as we focused on bonds of financial companies, which outperformed energy-related bonds.

PACE Select Advisors Trust – PACE Strategic Fixed Income Investments

Investment Sub-Advisor:

Pacific Investment Management Company LLC ("PIMCO");

Neuberger Berman Fixed Income LLC ("Neuberger Berman")

Portfolio Managers:

PIMCO: Scott Mather;
Neuberger Berman: Thanos Bardas, David M. Brown, Andrew A. Johnson, Thomas J. Marthaler, Bradley C. Tank

Objective:

Total return consisting of income and capital appreciation

Investment process:

PIMCO The Portfolio invests primarily in investment grade fixed income securities of governmental and private issuers in the United States and foreign countries. Its duration (a measure of a portfolio's sensitivity to interest rate changes) is normally limited to within +/- 50% of the effective duration of the Portfolio's benchmark index. PIMCO seeks to invest in the areas of the bond market it considers undervalued, based on such factors as quality, sector, coupon and maturity. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the Portfolio's mortgage-backed bonds, and will also buy and sell securities to adjust the average portfolio duration, credit quality, yield curve, sector and prepayment exposure, as appropriate.

(continued on next page)

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Barclays US Government Credit Index, as calculated by the investment advisor, which as of January, 31, 2015 had a duration of approximately 6.31 years.

3  All Sub-Advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Sub-Advisors' comments – concluded

Positive security selection within agency mortgage-backed securities ("MBS") contributed to returns, despite the sector's underperformance relative to like-duration Treasuries. An allocation to US Treasury Inflation Protected Securities ("TIPS") detracted from performance, as inflation expectations declined during the period. Lastly, our portion of the Portfolio benefited from its long US dollar position against the euro, the latter of which depreciated in value.

Overall, derivative usage was a modest detractor during the period primarily due to a widening of swap spreads. Interest rate swaps were used to adjust interest rate and yield curve exposures, as well as to substitute for physical securities. Credit default swaps were also utilized to manage credit exposure in lieu of the direct buying or selling of securities. Options and options on swaps were primarily used to manage interest rate and volatility exposures, but they were also used to generate income in expected interest rate scenarios. Government futures were utilized to adjust interest rate exposures and replicate government bond positions.

Neuberger Berman

We began managing a portion of the Portfolio on January 20, 2015. From that day through January 31, 2015, we actively transitioned the assets received in-kind, with an emphasis on diversified exposure to the spread sectors (non-US Treasury fixed income securities) versus US Treasury securities. During this period, our portion of the Portfolio realized a positive return, but it underperformed the benchmark primarily due to transaction costs. Financial derivatives were used to manage interest rate risk and shorten our overall portfolio duration relative to the benchmark.

Derivatives detracted from our portion of the Portfolio's performance, as interest rates rallied and the Portfolio was short US rates futures.

Investment process (concluded)

Neuberger Berman employs a consistently applied, risk-managed approach to portfolio management that leverages its proprietary fundamental research capabilities, decision-making frameworks, and quantitative risk management tools. Neuberger Berman establishes the investment profile for its portion of the fund's assets, which it monitors on an ongoing basis, including exposures to sectors and duration/yield curve positioning, utilizing internally generated data that are produced by specialty sector investment teams in conjunction with asset allocation tools. Once the investment profile is established, Neuberger Berman determines industry/sub-sector weightings and makes securities selections.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return consisting of income and capital appreciation and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/15	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	4.49%	6.78%	5.86%	6.06%
Class C2	4.28%	6.31%	5.38%	5.55%
Class Y3	4.65%	7.12%	6.13%	6.37%
Class P4	4.66%	7.08%	6.14%	6.32%
After deducting maximum sales charge
Class A1	(0.18)%	1.98%	4.90%	5.57%
Class C2	3.53%	5.56%	5.38%	5.55%
Barclays US Government/Credit Index[5]	4.80%	7.24%	4.93%	4.90%
Lipper Core Plus Bond Funds median[6]	3.44%	5.79%	5.27%	5.40%
Lipper Core Bond Funds median[6]	3.52%	6.11%	4.72%	4.58%

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/14	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	1.50%	5.58%	5.85%	5.83%
Class C2	1.29%	5.12%	5.36%	5.33%
Class Y3	1.59%	5.77%	6.09%	6.14%
Class P4	1.66%	5.88%	6.12%	6.10%
After deducting maximum sales charge
Class A1	(3.08)%	0.84%	4.87%	5.34%
Class C2	0.54%	4.37%	5.36%	5.33%

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2014 prospectuses, were as follows: Class A—1.06% and 1.06%; Class C—1.53% and 1.53%; Class Y—0.93% and 0.81%; and Class P—0.80% and 0.80% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2015 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.06%; Class C—1.56%; Class Y—0.81%; and Class P—0.81% The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Barclays US Government/Credit Index is an unmanaged index which is composed of all investment-grade bonds that have at least one year to maturity. The Index's total return comprises price appreciation/depreciation and income as a percentage of the original investment. The Index is rebalanced monthly by market capitalization. Investors should note that indices do not reflect the deduction of fees and expenses.

6  On February 12, 2014, Lipper changed the peer group classification for PACE Strategic Fixed Income Investments from the Lipper Core Bond Funds category to the Lipper Core Plus Bond Funds category.

Prior to February 17, 2015, if an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015, there will be a reduction in the redemption holding period from 90 days to 30 days. Shares that an investor holds or purchases prior to implementation of this new holding period are subject to preexisting terms for the holding period as outlined in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	01/31/15
Weighted average duration	5.57 yrs.
Weighted average maturity	7.65 yrs.
Average coupon	3.41%
Net assets (mm)	$960.6
Number of holdings	601
Portfolio composition[1]	01/31/15
Bonds, notes and loan assignments	106.7%
Preferred stock	0.8
Options, swaptions, futures, swaps and forward foreign currency contracts	0.8
Cash equivalents and other assets less liabilities	(8.3)
Total	100.0%
Quality diversification[1,2]	01/31/15
US government and agency securities	43.1%
AAA	3.4
AA	5.0
A	11.5
BBB	15.8
BB	7.8
B	3.8
Below B/non-rated	16.5
Preferred stock	0.8
Options, swaptions, futures, swaps and forward foreign currency contracts	0.8
Cash equivalents and other assets less liabilities	(8.5)
Total	100.0%
Asset allocation[1]	01/31/15
US government obligations	41.0%
Corporate notes	32.1
Collateralized mortgage obligations	16.8
Non-US government obligations	7.5
Asset-backed securities	4.7
US government agency mortgage pass-through certificates	2.0
Municipal bonds and notes	1.6
Loan assignments	1.0
Preferred stock	0.8
Options, swaptions, futures, swaps and forward foreign currency contracts	0.8
Cash equivalents and other assets less liabilities	(8.3)
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2015. The Portfolio is actively managed and its composition will vary over time.

2  Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Face amount[1]	Value
US government obligations—41.00%
US Treasury Bonds 3.000%, due 11/15/44	15,100,000	$17,520,711
3.125%, due 08/15/44	16,900,000	20,055,551
3.875%, due 08/15/40	5,300,000	7,037,822
5.375%, due 02/15/31	3,300,000	4,822,897
US Treasury Inflation Index Bonds (TIPS) 0.750%, due 02/15/42	104,528	110,016
1.375%, due 02/15/44	405,224	498,204
2.000%, due 01/15/26	2,737,046	3,290,871
2.375%, due 01/15/27	3,747,872	4,701,529
2.500%, due 01/15/29	2,090,209	2,716,128
US Treasury Inflation Index Notes (TIPS) 0.125%, due 07/15/22[2]	5,751,991	5,849,056
0.125%, due 07/15/24[2]	80,771,264	81,856,668
US Treasury Notes 0.073%, due 10/31/16[2,3]	200,000	199,905
2.000%, due 02/28/21	33,500,000	34,659,402
2.000%, due 10/31/21	4,700,000	4,856,054
2.125%, due 09/30/21	33,400,000	34,796,020
2.125%, due 12/31/21	6,300,000	6,567,750
2.250%, due 04/30/21	17,400,000	18,261,839
2.250%, due 11/15/24	41,100,000	43,206,375
2.375%, due 08/15/24	19,800,000	21,031,323
2.500%, due 05/15/24	6,300,000	6,757,733
2.750%, due 02/15/24	68,600,000	75,058,073
Total US government obligations (cost—$374,008,075)		393,853,927
Government national mortgage association certificates—0.00%††
GNMA II ARM 1.625%, due 11/20/23[3]	4,099	4,207
1.625%, due 07/20/25[3]	5,486	5,689
1.625%, due 01/20/26[3]	9,404	9,687
1.625%, due 05/20/26[3]	17,633	18,247
Total government national mortgage association certificates (cost—$36,996)		37,830
Federal home loan bank certificate—0.07%
FHLB 0.050%, due 02/12/15 (cost—$699,989)	700,000	699,989
Federal home loan mortgage corporation certificates*—0.23%
FHLMC 7.645%, due 05/01/25[4]	1,107,642	1,186,312
FHLMC ARM 5.506%, due 03/01/36[3]	62,586	66,374
FHLMC TBA 4.000%	895,000	956,077
Total federal home loan mortgage corporation certificates (cost—$2,127,027)		2,208,763
	Face amount[1]	Value
Federal housing administration certificates—0.00%††
FHA GMAC 7.430%, due 06/01/21	14,177	$14,177
FHA Reilly 7.430%, due 10/01/20	3,358	3,358
Total federal housing administration certificates (cost—$18,386)		17,535
Federal national mortgage association certificates*—1.63%
FNMA 3.500%, due 11/01/21	1,136,308	1,239,170
3.500%, due 12/01/25	764,240	812,912
4.500%, due 04/01/29	453,068	491,428
5.401%, due 11/01/34	8,501,649	10,409,612
FNMA ARM 1.513%, due 08/01/40[3]	49,063	50,823
2.334%, due 04/01/27[3]	16,867	17,727
2.375%, due 03/01/36[3]	57,990	61,515
2.393%, due 10/01/35[3]	91,800	98,957
2.396%, due 05/01/27[3]	11,330	11,656
2.396%, due 05/01/30[3]	49,655	52,006
2.436%, due 09/01/35[3]	79,252	85,216
2.504%, due 01/01/36[3]	70,322	74,936
5.340%, due 01/01/36[3]	119,423	127,258
5.370%, due 11/01/35[3]	104,264	111,614
5.487%, due 12/01/35[3]	109,623	117,315
5.514%, due 03/01/36[3]	71,420	76,431
5.689%, due 06/01/36[3]	17,517	17,971
5.759%, due 03/01/36[3]	72,284	77,961
5.762%, due 02/01/36[3]	104,843	112,864
5.783%, due 03/01/36[3]	93,267	99,551
FNMA ARM COFI 3.250%, due 11/01/26[4]	34,992	30,749
FNMA TBA 4.000%	1,330,000	1,421,593
Total federal national mortgage association certificates (cost—$13,563,405)		15,599,265
Collateralized mortgage obligations—16.84%
ARM Trust, Series 2005-5, Class 2A1 2.756%, due 09/25/35[3]	302,003	271,735
Banc of America Commercial Mortgage Trust, Series 2007-2, Class A1A 5.577%, due 04/10/49[3]	401,711	429,676
Banc of America Funding Corp., Series 2005-D, Class A1 2.634%, due 05/25/35[3]	1,535,930	1,562,508
Series 2007-3, Class 2A1 5.500%, due 09/25/34	64,849	65,014
Banc of America Large Loan, Series 2010-UB5, Class A4A 5.649%, due 02/17/51[3,5]	2,288,204	2,411,356

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Banc of America Merrill Lynch Large Loan, Series 2012-PARK, Class A 2.959%, due 12/10/30[5]	1,000,000	$1,031,451
Bank of America Mortgage Securities, Inc., Series 2002-G, Class 1A3 3.323%, due 07/20/32[3]	5,301	5,371
Series 2004-H, Class 2A2 2.644%, due 09/25/34[3]	1,469,529	1,441,894
BCAP LLC 2011-RR10 Trust, Class 3A5 2.620%, due 06/26/35[3,5]	1,354,434	1,363,627
Bear Stearns Alternative Loan Trust-A Trust, Series 2003-3, Class 1A 2.059%, due 10/25/33[3]	34,219	31,508
Series 2004-9, Class 2A1 2.481%, due 09/25/34[3]	758,630	673,941
Series 2005-7, Class 22A1 2.644%, due 09/25/35[3]	1,187,462	1,011,471
Series 2006-1, Class 21A2 2.480%, due 02/25/36[3]	1,100,814	813,398
Bear Stearns ARM Trust, Series 2003-1, Class 5A1 2.250%, due 04/25/33[3]	12,388	12,370
Series 2003-1, Class 6A1 2.504%, due 04/25/33[3]	57,130	58,057
Series 2003-5, Class 2A1 2.436%, due 08/25/33[3]	325,476	330,700
Series 2004-3, Class 1A2 2.788%, due 07/25/34[3]	256,342	253,810
Series 2004-6, Class 2A1 2.665%, due 09/25/34[3]	1,366,711	1,301,460
Series 2004-7, Class 1A1 2.795%, due 10/25/34[3]	353,507	315,058
Series 2004-9, Class 22A1 3.014%, due 11/25/34[3]	34,064	34,096
Series 2005-2, Class A1 2.680%, due 03/25/35[3]	964,339	974,187
Series 2005-5, Class A2 2.380%, due 08/25/35[3]	1,714,383	1,724,569
Series 2005-9, Class A1 2.430%, due 10/25/35[3]	1,335,218	1,316,677
Chase Mortgage Finance Corp., Series 2005-S3, Class A10 5.500%, due 11/25/35	3,227,000	3,179,224
Series 2007-S6, Class 2A1 5.500%, due 12/25/22	1,156,660	1,127,816
Citigroup Commercial Mortgage Trust, Series 2013-GC17, Class XA 1.535%, due 11/10/46[3,5,6]	12,858,720	980,143
1.454%, due 02/10/48[5]	2,705,000	290,242
	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Citigroup Mortgage Loan Trust, Inc., Series 2005-11, Class A1A 2.530%, due 05/25/35[3]	597,722	$592,097
Series 2005-4, Class A 5.215%, due 08/25/35[3]	1,479,196	1,440,738
Series 2005-6, Class A2 2.280%, due 09/25/35[3]	116,362	116,404
Series 2005-6, Class A3 1.930%, due 09/25/35[3]	21,471	20,827
Series 2006-AR1, Class 1A1 2.500%, due 10/25/35[3]	3,099,608	3,066,433
COMM Mortgage Trust, Series 2014-LC15, Class XA 1.418%, due 04/10/47[3,5,6]	12,884,358	1,069,878
Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1 6.250%, due 12/25/33	131,123	139,481
Series 2005-62, Class 2A1 1.114%, due 12/25/35[3]	448,077	371,171
Series 2006-41CB, Class 1A9 6.000%, due 01/25/37	895,554	756,423
Countrywide Home Loan Mortgage Pass Through Trust, Series 2003-R4, Class 2A 5.634%, due 01/25/34[3,5]	932,610	958,962
Series 2004-12, Class 11A1 2.589%, due 08/25/34[3]	466,324	408,834
Series 2004-12, Class 11A2 2.589%, due 08/25/34[3]	299,779	274,590
Series 2004-12, Class 12A1 2.457%, due 08/25/34[3]	91,035	78,516
Series 2005-HYB9, Class 5A1 2.330%, due 02/20/36[3]	372,228	316,868
Credit Suisse Commercial Mortgage Trust, Series 2006-C2, Class A1A 5.682%, due 03/15/39[3]	5,338,229	5,538,648
DBRR 2013-EZ2 Trust, Series 2013-EZ2, Class A 0.853%, due 02/25/45[3,4,5]	698,543	698,342
FHLMC REMIC,* Series 0023, Class KZ 6.500%, due 11/25/23	77,271	87,712
Series 1278, Class K 7.000%, due 05/15/22	35,023	38,187
Series 1367, Class KA 6.500%, due 09/15/22	854	930
Series 1502, Class PX 7.000%, due 04/15/23	266,504	294,618
Series 1503, Class PZ 7.000%, due 05/15/23	78,508	88,672
Series 1534, Class Z 5.000%, due 06/15/23	85,175	91,713

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Series 1548, Class Z 7.000%, due 07/15/23	59,802	$67,216
Series 1562, Class Z 7.000%, due 07/15/23	103,691	116,503
Series 1694, Class Z 6.500%, due 03/15/24	44,908	50,113
Series 2061, Class Z 6.500%, due 06/15/28	155,601	172,624
Series 2400, Class FQ 0.667%, due 01/15/32[3]	99,704	100,913
Series 2764, Class LZ 4.500%, due 03/15/34	1,553,115	1,700,485
Series 2764, Class ZG 5.500%, due 03/15/34	3,638,368	4,069,758
Series 2835, Class JZ 5.000%, due 08/15/34	765,061	817,695
Series 2921, Class PG 5.000%, due 01/15/35	5,812,917	6,270,544
Series 2983, Class TZ 6.000%, due 05/15/35	3,568,668	3,938,996
Series 3149, Class CZ 6.000%, due 05/15/36	4,060,169	4,601,000
Series T-054, Class 2A 6.500%, due 02/25/43	686,457	810,940
Series T-058, Class 2A 6.500%, due 09/25/43	2,497,105	2,921,575
Series T-075, Class A1 0.208%, due 12/25/36[3]	1,089,824	1,084,018
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 2A1 2.611%, due 08/25/35[3]	78,452	71,748
FNMA REMIC,* Series 1991-065, Class Z 6.500%, due 06/25/21	2,754	2,936
Series 1992-129, Class L 6.000%, due 07/25/22	4,539	4,930
Series 1993-060, Class Z 7.000%, due 05/25/23	70,449	77,843
Series 1993-070, Class Z 6.900%, due 05/25/23	10,944	12,334
Series 1993-096, Class PZ 7.000%, due 06/25/23	62,034	68,570
Series 1993-160, Class ZB 6.500%, due 09/25/23	22,451	24,726
Series 1993-163, Class ZB 7.000%, due 09/25/23	6,053	6,808
Series 1998-066, Class FG 0.468%, due 12/25/28[3]	44,821	45,066
Series 1999-W4, Class A9 6.250%, due 02/25/29	376,863	421,702
Series 2000-034, Class F 0.618%, due 10/25/30[3]	7,688	7,775
Series 2002-080, Class A1 6.500%, due 11/25/42	1,161,966	1,336,115
	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Series 2003-064, Class AH 6.000%, due 07/25/33	4,074,090	$4,476,679
Series 2003-W8, Class 2A 7.000%, due 10/25/42	60,784	70,798
Series 2004-T1, Class 1A1 6.000%, due 01/25/44	898,346	1,039,222
Series 2004-W8, Class 2A 6.500%, due 06/25/44	1,127,976	1,299,393
Series 2005-024, Class ZE 5.000%, due 04/25/35	1,613,351	1,774,557
Series 2005-116, Class TZ 5.500%, due 01/25/36	5,461,734	6,060,525
Series 2005-120, Class ZU 5.500%, due 01/25/36	5,350,554	5,964,215
Series 2006-065, Class GD 6.000%, due 07/25/26	1,692,899	1,900,919
Trust 1993-037, Class PX 7.000%, due 03/25/23	12,792	14,279
Trust G92-040, Class ZC 7.000%, due 07/25/22	10,068	11,096
GNMA REMIC, Trust Series 2000-009, Class FG 0.768%, due 02/16/30[3]	70,186	70,830
Trust Series 2002-031, Class FW 0.568%, due 06/16/31[3]	74,701	75,101
Trust Series 2003-98, Class Z 6.000%, due 11/20/33	9,155,074	10,496,567
Trust Series 2005-26, Class ZA 5.500%, due 01/20/35	8,233,520	9,575,650
GS Residential Mortgage Loan Trust, Series 2005-AR6, Class 2A1 2.727%, due 09/25/35[3]	1,011,046	1,014,960
Harborview Mortgage Loan Trust, Series 2004-11, Class 3A1A 0.518%, due 01/19/35[3]	94,275	68,521
Series 2005-4, Class 3A1 2.604%, due 07/19/35[3]	487,289	440,448
Housing Security, Inc., Series 1992-8, Class B 2.223%, due 06/25/24[3]	76,915	77,455
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class A1A 5.397%, due 05/15/45	7,768,429	8,147,614
Series 2006-LDP9, Class A1A 5.257%, due 05/15/47	4,260,824	4,460,584
JP Morgan Mortgage Trust, 2005-A1, Series 2005-A1, Class 6T1 2.556%, due 02/25/35[3]	15,282	14,950

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
JP Morgan Mortgage Trust, 2005-A8, Series Class 1A1 5.026%, due 11/25/35[3]	2,532,371	$2,407,831
JP Morgan Mortgage Trust, 2006-A4, Series 2006-A4, Class 2A2 2.366%, due 06/25/36[3]	790,506	718,705
Lehman Brothers Mortgage Trust, Series 1991-2, Class A3 8.528%, due 01/20/17[3]	28,114	28,271
NAAC Reperforming Loan REMIC Trust, Series 2004-R3, Class A1 6.500%, due 02/25/35[5]	1,131,634	1,161,012
Residential Accredit Loans, Inc., Series 2006-Q03, Class A1 0.378%, due 04/25/46[3]	1,483,972	745,751
Residential Asset Securitization Trust, Series 2006-A14C, Class 2A6 0.618%, due 12/25/36[3]	1,281,720	477,630
Residential Funding Mortgage Security I, Series 2004-S9, Class 1A23 5.500%, due 12/25/34	2,300,000	2,300,246
Sequoia Mortgage Trust, Series 2005-4, Class 2A1 2.641%, due 04/20/35[3]	1,264,200	1,257,217
Series 2007-3, Class 1A1 0.368%, due 07/20/36[3]	413,756	385,156
Small Business Administration, Series 1999-20K, Class 1 7.060%, due 11/01/19	89,281	98,259
Series 2000-20K, Class 1 7.220%, due 11/01/20	144,570	153,214
Series 2002-20K, Class 1 5.080%, due 11/01/22	743,017	802,528
Series 2005-20H, Class 1 5.110%, due 08/01/25	853,790	930,965
Series 2007-20D, Class 1 5.320%, due 04/01/27	2,709,901	3,014,905
Structured ARM Loan Trust, Series 2004-8, Class 3A 2.460%, due 07/25/34[3]	863,140	862,334
Structured Asset Mortgage Investments, Inc., Series 2002-AR3, Class A1 0.828%, due 09/19/32[3]	209,655	203,985
Series 2006-AR3, Class 11A1 0.378%, due 04/25/36[3]	2,738,232	2,014,482
Structured Asset Securities Corp., Series 2001-SB1, Class A2 3.375%, due 08/25/31	949,016	935,662
	Face amount[1]	Value
Collateralized mortgage obligations—(concluded)
Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class A1A 5.749%, due 07/15/45[3]	6,428,418	$6,778,105
WaMu Mortgage Pass Through Certificates, Series 2002-AR6, Class A 1.514%, due 06/25/42[3]	39,770	38,346
Series 2005-AR1, Class A1A 0.488%, due 01/25/45[3]	102,437	96,022
Series 2005-AR13, Class A1A1 0.458%, due 10/25/45[3]	1,222,637	1,120,660
Series 2005-AR15, Class A1A1 0.428%, due 11/25/45[3]	139,324	127,795
Series 2005-AR2, Class 2A1A 0.478%, due 01/25/45[3]	123,839	114,720
Series 2006-AR11, Class 2A 2.171%, due 09/25/46[3]	466,010	425,088
Series 2006-AR2, Class 2A1 3.871%, due 03/25/36[3]	1,203,175	1,090,780
Series 2006-AR7, Class 3A 2.171%, due 07/25/46[3]	1,894,241	1,701,995
Series 2006-AR9, Class 1A 1.114%, due 08/25/46[3]	1,365,789	1,148,750
Series 2006-AR9, Class 2A 2.171%, due 08/25/46[3]	1,023,764	921,513
Wells Fargo Mortgage Backed Securities Trust, Series 2003-M, Class A1 2.615%, due 12/25/33[3]	260,513	260,884
Series 2004-CC, Class A1 2.615%, due 01/25/35[3]	168,548	171,398
Series 2004-DD, Class 2A6 2.617%, due 01/25/35[3]	2,030,492	2,021,909
Series 2006-AR2, Class 2A1 2.613%, due 03/25/36[3]	1,398,917	1,394,806
Series 2006-AR8, Class 1A1 2.606%, due 04/25/36[3]	539,357	538,142
Total collateralized mortgage obligations (cost—$154,378,110)		161,767,765
Asset-backed securities—4.72%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, 0.638%, due 10/25/35[3]	1,000,000	969,152
0.678%, due 10/25/35[3]	1,700,000	1,415,418
CHEC Loan Trust, Series 2004-2, Class M1 0.808%, due 06/25/34[3]	1,453,143	1,300,020
Countrywide Asset-Backed Certificates, 0.348%, due 07/25/36[3]	633,065	620,125
0.420%, due 04/25/36[3]	481,358	476,554

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Face amount[1]		Value
Asset-backed securities—(continued)
Credit Suisse Mortgage Capital Certificate 2010-UD1 5.774%, due 12/16/49[3,5]		983,659	$1,034,096
CSAB Mortgage Backed Trust, Series 2006-1, Class A6A 6.172%, due 06/25/36[7]		571,974	354,399
Delta Funding Home Equity Loan Trust, Series 1999-003, Class A1A 0.987%, due 09/15/29[3]		60,720	55,631
Dryden Senior Loan Fund, Series 2011-22A, Class A1R 1.417%, due 01/15/22[3,5]		7,900,000	7,873,575
EFS Volunteer LLC, Series 2010-1, Class A1 1.106%, due 10/26/26[3,5]		296,353	297,737
Euro-Galaxy CLO BV, Series 2006-1X, Class A2 0.295%, due 10/23/21[3,8,9]	EUR	1,586,247	1,782,391
FBR Securitization Trust, Series 2005-2, Class M2 0.920%, due 09/25/35[3]		1,625,000	1,424,080
First Franklin Mortgage Loan Trust, Series 2005-FFH3, Class M2 0.698%, due 09/25/35[3]		1,000,000	935,276
Franklin CLO Ltd. Series 5A, Class A2 0.501%, due 06/15/18[3,5]		1,667,522	1,661,760
Goldentree Loan Opportunities V Ltd. Series 2007-5A, Class A 0.952%, due 10/18/21[3,5]		1,694,177	1,692,337
Home Equity Asset Trust, Series 2005-2, Class M5 1.263%, due 07/25/35[3]		1,000,000	887,763
HSI Asset Securitization Corp. Trust, Series 2006-OPT2, Class M2 0.558%, due 01/25/36[3]		1,745,000	1,427,038
Inwood Park CDO Ltd. Series 2006-1A, Class A1A 0.482%, due 01/20/21[3,5]		1,769,744	1,756,967
JP Morgan Mortgage Acquisition Trust 2006-NC1, Class A1 0.340%, due 04/25/36[3]		2,642,636	2,457,739
JP Morgan Mortgage Acquisition Trust 2007-CH2, Class AV1 0.328%, due 01/25/37[3]		2,833,704	2,755,904
LightPoint Pan-European CLO 2006-1 PLC, Series 2006-1X, Class A 0.302%, due 01/31/22[3,8,9]	EUR	271,099	304,820
	Face amount[1]		Value
Asset-backed securities—(concluded)
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-HE1, Class M2 0.873%, due 12/25/34[3]		1,080,911	$1,040,083
New Century Home Equity Loan Trust, Series 2005-D, Class A2D 0.498%, due 02/25/36[3]		2,000,000	1,796,978
Nomura Home Equity Loan, Inc. Home Equity Loan Trust, Series 2006-HE1, Class M1 0.578%, due 02/25/36[3]		1,600,000	1,436,984
RASC, Series 2005-KS11 Trust, Class M2 0.588%, due 12/25/35[3]		1,100,000	899,219
SASCO Mortgage Loan Trust, Series 2005-GEL1, Class M2 1.070%, due 12/25/34[3]		753,022	665,023
Saxon Asset Securities Trust, Series 2004-1, Class M1 0.965%, due 03/25/35[3]		1,108,785	1,003,921
SLC Student Loan Trust, Series 2008-2, Class A2 0.691%, due 06/15/17[3]		20,150	20,151
SLM Student Loan Trust, Series 2008-9, Class A 1.756%, due 04/25/23[3]		3,003,240	3,081,796
Stoney Lane Funding I Corp. Series 2007-1A, Class A1 0.497%, due 04/18/22[3,5]		1,687,295	1,668,843
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2005-7XS, Class 2A1A 1.670%, due 04/25/35[3]		95,290	91,834
Structured Asset Securities Corp., Series 2005-WF1, Class M1 0.828%, due 02/25/35[3]		263,427	242,604
Sunrise Srl, Series 09, Class A 0.581%, due 08/27/31	EUR	1,672,754	1,887,442
Total asset-backed securities (cost—$45,446,904)			45,317,660
Corporate notes—32.12%
Aerospace & defense—0.16%
L-3 Communications Corp. 3.950%, due 11/15/16		1,500,000	1,564,302
Airlines—0.86%
American Airlines 2013-2, Class A Pass Through Trust 4.950%, due 01/15/23		2,381,183	2,565,724
American Airlines 2014-1, Class B Pass Through Trust 4.375%, due 10/01/22		2,000,000	2,062,500

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Face amount[1]		Value
Corporate notes—(continued)
Airlines—(concluded)
Continental Airlines 2009-2, Series A Pass Through Trust 7.250%, due 11/10/19		154,930	$179,815
Continental Airlines 2012-2, Class A Pass Through Trust 4.000%, due 10/29/24		1,514,797	1,575,389
Northwest Airlines, Series 2000-1, Class G 7.150%, due 10/01/19		1,791,040	1,889,548
			8,272,976
Auto & truck—0.40%
General Motors Co. 5.000%, due 04/01/35		3,400,000	3,668,107
5.200%, due 04/01/45		120,000	133,881
			3,801,988
Auto parts & equipment—0.02%
The Goodyear Tire & Rubber Co. 6.500%, due 03/01/21		180,000	193,275
Automaker—0.02%
Chrysler Group LLC/CG Co-Issuer, Inc. 8.250%, due 06/15/21		200,000	222,500
Banking-non-US—4.01%
Banco Mercantil del Norte SA 4.375%, due 07/19/15[5]		1,800,000	1,822,500
Banco Santander Brasil SA 4.250%, due 01/14/16[5]		2,800,000	2,828,000
BPE Financiaciones SA 2.875%, due 05/19/16	EUR	1,700,000	1,965,615
2.500%, due 02/01/17	EUR	3,600,000	4,170,187
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 8.375%, due 07/26/16[3,8,10]		1,100,000	1,181,390
Depfa ACS Bank 5.125%, due 03/16/37[8]		1,200,000	1,585,571
DNB Bank ASA 3.200%, due 04/03/17[5]		3,900,000	4,057,552
Eksportfinans ASA 0.890%, due 06/16/15	JPY	100,000,000	847,792
2.000%, due 09/15/15		1,872,000	1,874,827
2.375%, due 05/25/16		1,298,000	1,298,000
5.500%, due 05/25/16		800,000	828,000
2.875%, due 11/16/16	CHF	100,000	111,962
5.500%, due 06/26/17		400,000	427,600
Export-Import Bank of Korea 1.250%, due 11/20/15		600,000	601,995
5.125%, due 06/29/20		400,000	460,239
4.375%, due 09/15/21		1,300,000	1,461,488
5.000%, due 04/11/22		4,200,000	4,881,039
ICICI Bank Ltd. 5.500%, due 03/25/15[5]		1,800,000	1,810,558
5.000%, due 01/15/16[8]		2,000,000	2,061,183
	Face amount[1]		Value
Corporate notes—(continued)
Banking-non-US—(concluded)
KBC Bank NV 8.000%, due 01/25/23[3,8]		2,800,000	$3,136,000
LBG Capital No.1 PLC 8.500%, due 12/17/21[3,5,10]		400,000	424,734
Royal Bank of Scotland PLC MTN 9.500%, due 03/16/22[3,8]		600,000	677,855
			38,514,087
Banking-US—3.31%
Aviation Capital Group Corp. 6.750%, due 04/06/21[5]		4,820,000	5,422,500
Bank of America Corp. 5.750%, due 12/01/17		500,000	554,877
2.600%, due 01/15/19		500,000	510,538
7.625%, due 06/01/19		2,900,000	3,546,706
Bank of America Corp. MTN 4.000%, due 01/22/25		1,500,000	1,527,235
CIT Group, Inc. 4.750%, due 02/15/15[5]		2,425,000	2,423,121
5.250%, due 03/15/18		2,045,000	2,121,687
5.500%, due 02/15/19[5]		1,400,000	1,485,260
JPMorgan Chase & Co. 6.300%, due 04/23/19		400,000	469,226
JPMorgan Chase Bank N.A. 0.571%, due 06/13/16[3]		400,000	396,140
5.875%, due 06/13/16		1,100,000	1,171,223
0.761%, due 05/31/17[3]	EUR	4,400,000	4,959,569
6.000%, due 10/01/17		2,700,000	3,001,927
4.375%, due 11/30/21[3,8]	EUR	500,000	593,583
Synchrony Financial 2.700%, due 02/03/20		2,500,000	2,518,577
Wells Fargo & Co. 5.875%, due 06/15/25[3,10]		1,000,000	1,045,000
			31,747,169
Beverages—0.01%
Constellation Brands, Inc. 6.000%, due 05/01/22		115,000	129,950
Building & construction—0.16%
D.R. Horton, Inc. 5.750%, due 08/15/23		120,000	129,000
Odebrecht Offshore Drilling Finance Ltd. 6.625%, due 10/01/22[5]		1,636,080	1,112,534
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.250%, due 04/15/21[5]		135,000	127,238
The Ryland Group, Inc. 5.375%, due 10/01/22		130,000	126,100
			1,494,872
Building materials—0.01%
Masco Corp. 5.850%, due 03/15/17		120,000	128,700

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Face amount[1]	Value
Corporate notes—(continued)
Building products—0.01%
Standard Pacific Corp. 8.375%, due 05/15/18	115,000	$129,734
Cable—0.02%
CCO Holdings LLC/CCO Holdings Capital Corp. 7.375%, due 06/01/20	180,000	192,600
Chemicals—0.13%
Huntsman International LLC 8.625%, due 03/15/21	120,000	129,000
NOVA Chemicals Corp. 5.000%, due 05/01/25[5]	130,000	134,875
The Dow Chemical Co. 4.625%, due 10/01/44	750,000	810,471
WR Grace & Co-Conn 5.125%, due 10/01/21[5]	125,000	130,000
		1,204,346
Commercial services—0.29%
Air Lease Corp. 3.375%, due 01/15/19	2,000,000	2,035,000
Aircastle Ltd. 4.625%, due 12/15/18	255,000	260,737
Iron Mountain, Inc. 5.750%, due 08/15/24	250,000	253,125
Service Corp. International 5.375%, due 01/15/22	250,000	258,750
		2,807,612
Communications equipment—0.04%
CCOH Safari LLC 5.750%, due 12/01/24	380,000	385,225
Computer—0.17%
Seagate HDD Cayman 4.750%, due 06/01/23	1,500,000	1,600,309
Consumer products—0.03%
Reynolds Group Issuer, Inc./ Reynolds Group Issuer LLC 7.125%, due 04/15/19	245,000	253,728
Diversified financials—2.34%
American Express Co. 5.200%, due 11/15/19[3,10]	1,000,000	1,014,113
6.800%, due 09/01/66[3]	3,000,000	3,165,000
Doric Nimrod Air Finance Alpha Ltd. 2012-1, Class A Pass Through Trust 5.125%, due 11/30/22[5]	524,451	549,255
First Data Corp. 6.750%, due 11/01/20[5]	120,000	128,400
General Electric Capital Corp. 5.250%, due 06/15/23[3,10]	1,000,000	1,007,000
Goldman Sachs Group, Inc. 0.657%, due 07/22/15[3]	300,000	299,943
3.700%, due 08/01/15	1,700,000	1,724,806
	Face amount[1]	Value
Corporate notes—(continued)
Diversified financials—(concluded)
0.697%, due 03/22/16[3]	1,200,000	$1,198,424
5.950%, due 01/18/18	2,500,000	2,799,780
5.700%, due 05/10/19[3,10]	1,500,000	1,537,030
Jefferies Group LLC 6.500%, due 01/20/43	500,000	514,687
Lehman Brothers Holdings, Inc. MTN 0.000%, due 12/30/16[9,11]	1,900,000	275,500
1.000%, due 12/30/16[9,11]	900,000	130,500
1.000%, due 01/24/49[5,11]	4,500,000	663,750
Merrill Lynch & Co. MTN 6.875%, due 04/25/18	5,300,000	6,105,966
Navient Corp. MTN 4.875%, due 06/17/19	255,000	256,913
Rio Oil Finance Trust, Series 2014-1 6.250%, due 07/06/24[5]	1,200,000	1,089,000
		22,460,067
Electric utilities—0.27%
Exelon Generation Co. LLC 2.950%, due 01/15/20	2,000,000	2,034,014
NRG Energy, Inc. 7.875%, due 05/15/21	300,000	321,750
RJS Power Holdings LLC 5.125%, due 07/15/19[5]	265,000	257,050
		2,612,814
Electric-generation—0.03%
Calpine Corp. 6.000%, due 01/15/22[5]	120,000	128,700
Dynegy Finance I, Inc./ Dynegy Finance II, Inc. 6.750%, due 11/01/19[5]	125,000	128,438
		257,138
Electric-integrated—0.77%
Centrais Eletricas Brasileiras SA 6.875%, due 07/30/19[5]	200,000	196,640
Puget Energy, Inc. 6.500%, due 12/15/20	6,000,000	7,213,680
		7,410,320
Electronics—0.01%
Flextronics International Ltd. 4.625%, due 02/15/20	125,000	128,220
Energy-exploration & production—0.13%
Antero Resources Finance Corp. 5.375%, due 11/01/21	270,000	263,250
Apache Corp. 4.750%, due 04/15/43	1,000,000	1,006,773
		1,270,023
Finance-captive automotive—1.88%
Bank of America NA 0.541%, due 06/15/17[3]	3,500,000	3,452,789

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Face amount[1]		Value
Corporate notes—(continued)
Finance-captive automotive—(concluded)
Denali Borrower LLC/Denali Finance Corp. 5.625%, due 10/15/20[5]		1,400,000	$1,498,000
Ford Motor Credit Co. LLC 8.000%, due 12/15/16		600,000	671,876
General Motors Financial Co., Inc. 3.150%, due 01/15/20		2,000,000	2,026,946
4.375%, due 09/25/21		180,000	190,800
International Lease Finance Corp. 4.875%, due 04/01/15		100,000	100,500
8.625%, due 09/15/15		1,020,000	1,060,800
5.750%, due 05/15/16		100,000	103,845
8.875%, due 09/01/17		335,000	380,225
6.250%, due 05/15/19		120,000	132,300
5.875%, due 08/15/22		115,000	127,075
Schaeffler Finance BV 7.750%, due 02/15/17[8]	EUR	1,700,000	2,148,561
4.250%, due 05/15/18[8]	EUR	3,350,000	3,889,600
Schaeffler Holding Finance BV 6.875%, due 08/15/18[5]		2,000,000	2,090,000
UPCB Finance III Ltd. 6.625%, due 07/01/20[5]		150,000	156,375
			18,029,692
Finance-non-captive diversified—0.71%
Ford Motor Credit Co. LLC 2.750%, due 05/15/15		1,425,000	1,433,911
4.250%, due 02/03/17		3,200,000	3,370,560
2.597%, due 11/04/19		2,000,000	2,027,326
			6,831,797
Financial services—3.97%
Ally Financial, Inc. 8.300%, due 02/12/15		700,000	700,000
4.625%, due 06/26/15		4,055,000	4,085,412
3.250%, due 09/29/17		100,000	99,875
8.000%, due 03/15/20		296,000	352,980
8.000%, due 11/01/31		100,000	130,750
Barclays PLC 2.750%, due 11/08/19		500,000	510,357
Citicorp Lease Pass-Through Trust 1999-1 8.040%, due 12/15/19[5]		1,000,000	1,244,238
Citigroup, Inc. 6.125%, due 11/21/17		600,000	673,523
1.932%, due 05/15/18[3]		300,000	309,086
8.500%, due 05/22/19		2,400,000	3,024,720
4.000%, due 08/05/24		1,500,000	1,535,834
GMAC International Finance BV 7.500%, due 04/21/15[8]	EUR	1,800,000	2,058,489
HSBC Finance Corp. 6.676%, due 01/15/21		1,400,000	1,696,519
	Face amount[1]	Value
Corporate notes—(continued)
Financial services—(concluded)
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 4.875%, due 03/15/19	125,000	$127,188
JPMorgan Chase & Co. 2.250%, due 01/23/20	2,000,000	2,005,414
4.400%, due 07/22/20	600,000	664,004
4.250%, due 10/15/20	2,800,000	3,069,307
Morgan Stanley 7.300%, due 05/13/19	2,570,000	3,094,714
5.450%, due 07/15/19[3,10]	1,500,000	1,524,495
4.300%, due 01/27/45	1,000,000	1,048,422
Morgan Stanley MTN 6.000%, due 04/28/15	2,500,000	2,532,145
Navient LLC MTN 6.250%, due 01/25/16	6,700,000	6,934,500
8.450%, due 06/15/18	500,000	565,305
The Nielsen Co. Luxembourg SARL 5.500%, due 10/01/21[5]	125,000	128,438
		38,115,715
Food processors/beverage/bottling—0.01%
Ashland, Inc. 3.875%, due 04/15/18	130,000	132,763
Food products—0.08%
Grupo Bimbo SAB de CV 4.875%, due 06/27/44[5]	500,000	520,000
HJ Heinz Co. 4.250%, due 10/15/20	125,000	126,016
Post Holdings, Inc. 6.000%, due 12/15/22[5]	135,000	128,925
		774,941
Gaming—0.96%
GLP Capital LP/GLP Financing II, Inc. 4.875%, due 11/01/20	315,000	324,450
5.375%, due 11/01/23	120,000	124,800
Graton Economic Development Authority 9.625%, due 09/01/19[5]	230,000	251,275
Isle of Capri Casinos, Inc. 5.875%, due 03/15/21	125,000	129,687
MGM Resorts International 6.625%, due 07/15/15	1,200,000	1,221,000
6.875%, due 04/01/16[12]	2,900,000	3,023,250
7.500%, due 06/01/16	870,000	917,850
7.625%, due 01/15/17	2,620,000	2,816,500
MTR Gaming Group, Inc. 11.500%, due 08/01/19	115,000	124,488
Pinnacle Entertainment, Inc. 7.500%, due 04/15/21	125,000	130,000
7.750%, due 04/01/22	120,000	125,700
		9,189,000

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Face amount[1]	Value
Corporate notes—(continued)
Gas distribution—0.03%
AmeriGas Finance LLC/ AmeriGas Finance Corp. 7.000%, due 05/20/22	250,000	$261,875
Gas pipelines—0.18%
Kinder Morgan, Inc. 3.050%, due 12/01/19	1,500,000	1,513,768
MarkWest Energy Partners LP/ MarkWest Energy Finance Corp. 4.500%, due 07/15/23	265,000	262,350
		1,776,118
Health care providers & services—0.26%
Fresenius Medical Care US Finance, Inc. 5.750%, due 02/15/21[5]	235,000	259,675
HCA Holdings, Inc. 7.750%, due 05/15/21	400,000	427,500
Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 9.500%, due 12/01/19[5]	120,000	128,400
Laboratory Corp. of America Holdings 2.625%, due 02/01/20	1,500,000	1,517,100
LifePoint Hospitals, Inc. 5.500%, due 12/01/21	125,000	131,406
		2,464,081
Health facilities—0.11%
Amsurg Corp. 5.625%, due 07/15/22[5]	125,000	129,219
CHS/Community Health Systems, Inc. 7.125%, due 07/15/20	245,000	260,925
5.125%, due 08/01/21	245,000	254,493
DaVita HealthCare Partners, Inc. 5.750%, due 08/15/22	360,000	381,600
5.125%, due 07/15/24	60,000	61,668
		1,087,905
Hotels/gaming—0.03%
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 7.750%, due 08/15/20	235,000	249,688
Insurance—0.46%
Progressive Corp. 6.700%, due 06/15/37[3]	2,200,000	2,365,000
Prudential Financial, Inc. 5.200%, due 03/15/44[3]	1,000,000	1,007,500
Voya Financial, Inc. 5.650%, due 05/15/53[3]	1,000,000	1,005,000
		4,377,500
	Face amount[1]	Value
Corporate notes—(continued)
International Government Obligations—0.04%
Banco do Brasil SA 3.875%, due 10/10/22	400,000	$367,000
IT consulting & services—0.01%
IHS, Inc. 5.000%, due 11/01/22[5]	130,000	131,056
Lodging—0.01%
Hilton Worldwide Finance LLC/ Hilton Worldwide Finance Corp. 5.625%, due 10/15/21	125,000	131,875
Machinery—0.01%
Terex Corp. 6.500%, due 04/01/20	125,000	129,375
Machinery-agriculture & construction—0.02%
Case New Holland Industrial, Inc. 7.875%, due 12/01/17	175,000	192,675
Media—1.64%
Alibaba Group Holding Ltd. 3.125%, due 11/28/21[5,12]	6,500,000	6,546,018
Clear Channel Worldwide Holdings, Inc. 7.625%, due 03/15/20	120,000	126,600
6.500%, due 11/15/22	125,000	128,906
CSC Holdings LLC 7.625%, due 07/15/18	115,000	129,088
DIRECTV Holdings LLC/ DIRECTV Financing Co., Inc. 3.800%, due 03/15/22	1,500,000	1,571,955
DISH DBS Corp. 7.750%, due 05/31/15	300,000	305,625
7.125%, due 02/01/16	700,000	735,000
7.875%, due 09/01/19	170,000	192,950
5.125%, due 05/01/20	190,000	193,325
5.875%, due 11/15/24	130,000	130,650
Gannett Co., Inc. 5.125%, due 10/15/19	125,000	129,375
5.500%, due 09/15/24[5]	125,000	126,250
Sirius XM Radio, Inc. 5.250%, due 08/15/22[5]	120,000	126,150
Sky PLC 6.100%, due 02/15/18[5]	1,000,000	1,123,344
Time Warner Cable, Inc. 5.850%, due 05/01/17	200,000	218,986
7.300%, due 07/01/38	2,000,000	2,803,178
6.750%, due 06/15/39	700,000	941,054
Univision Communications, Inc. 6.875%, due 05/15/19[5]	185,000	192,862
		15,721,316
Media-cable—0.17%
Time Warner Entertainment Co. LP 8.375%, due 03/15/23	1,200,000	1,653,101

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Face amount[1]	Value
Corporate notes—(continued)
Medical providers—0.46%
HCA, Inc. 6.500%, due 02/15/20	3,139,000	$3,531,375
7.500%, due 02/15/22	165,000	193,363
5.000%, due 03/15/24	190,000	203,300
Tenet Healthcare Corp. 6.250%, due 11/01/18	235,000	255,269
6.000%, due 10/01/20	240,000	259,800
		4,443,107
Metals & mining—0.20%
Alcoa, Inc. 5.870%, due 02/23/22	115,000	129,003
Freeport-McMoRan, Inc. 4.550%, due 11/14/24	2,000,000	1,827,906
		1,956,909
Oil & gas—2.53%
Anadarko Petroleum Corp. 3.450%, due 07/15/24	1,000,000	1,014,646
California Resources Corp. 5.000%, due 01/15/20[5]	155,000	133,688
Chesapeake Energy Corp. 6.500%, due 08/15/17	120,000	127,800
6.125%, due 02/15/21	180,000	189,900
Cimarex Energy Co. 5.875%, due 05/01/22	125,000	130,313
Concho Resources, Inc. 5.500%, due 04/01/23	130,000	130,000
ConocoPhillips Co. 4.300%, due 11/15/44	500,000	546,195
CONSOL Energy, Inc. 5.875%, due 04/15/22	140,000	121,450
Denbury Resources, Inc. 4.625%, due 07/15/23	230,000	196,075
Encana Corp. 6.500%, due 05/15/19	1,400,000	1,537,497
Energy Transfer Equity LP 7.500%, due 10/15/20	235,000	261,484
EP Energy LLC/Everest Acquisition Finance, Inc. 9.375%, due 05/01/20	255,000	256,912
Ferrellgas LP/Ferrellgas Finance Corp. 6.750%, due 01/15/22	135,000	131,625
Kinder Morgan Energy Partners LP 6.500%, due 09/01/39	1,500,000	1,742,079
Laredo Petroleum, Inc. 7.375%, due 05/01/22	200,000	191,500
Linn Energy LLC/Linn Energy Finance Corp. 8.625%, due 04/15/20	155,000	122,450
Newfield Exploration Co. 5.750%, due 01/30/22	130,000	128,375
	Face amount[1]	Value
Corporate notes—(continued)
Oil & gas—(concluded)
Noble Energy, Inc. 5.050%, due 11/15/44	750,000	$763,250
Oasis Petroleum, Inc. 6.875%, due 01/15/23	145,000	132,675
Petrobras Global Finance BV 2.603%, due 03/17/17[3]	2,400,000	2,142,000
3.250%, due 03/17/17	1,500,000	1,380,705
Petrobras International Finance Co. SA 3.875%, due 01/27/16	1,500,000	1,453,920
5.750%, due 01/20/20	400,000	366,192
Petroleos Mexicanos 5.625%, due 01/23/46[5]	750,000	764,625
Phillips 66 4.875%, due 11/15/44	500,000	542,712
Pioneer Natural Resources Co. 5.875%, due 07/15/16	1,535,000	1,631,226
Rosetta Resources, Inc. 5.625%, due 05/01/21	140,000	131,950
SandRidge Energy, Inc. 7.500%, due 03/15/21	195,000	135,525
Sinopec Group Overseas Development 2014 Ltd.
4.375%, due 04/10/24[8,12]	4,400,000	4,765,215
Southwestern Energy Co. 7.500%, due 02/01/18	2,806,000	3,116,470
		24,288,454
Oil services—0.22%
BP Capital Markets PLC 3.814%, due 02/10/24	1,000,000	1,044,604
Suncor Energy, Inc. 3.600%, due 12/01/24	1,000,000	1,021,203
		2,065,807
Packaging & containers—0.05%
Berry Plastics Corp. 5.500%, due 05/15/22	120,000	122,700
Owens-Brockway Glass Container, Inc. 5.375%, due 01/15/25[5]	60,000	62,700
Reynolds Group Issuer Inc./ Reynolds Group Issuer LLC 5.750%, due 10/15/20	125,000	127,813
Sealed Air Corp. 8.375%, due 09/15/21[5]	115,000	129,087
		442,300
Pharmaceuticals—0.06%
Endo Finance LLC/Endo Finco, Inc. 5.375%, due 01/15/23[5]	335,000	329,975

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Face amount[1]	Value
Corporate notes—(continued)
Pharmaceuticals—(concluded)
Valeant Pharmaceuticals International 6.375%, due 10/15/20[5]	245,000	$259,087
		589,062
Pipelines—1.14%
Access Midstream Partners LP/ ACMP Finance Corp. 6.125%, due 07/15/22	120,000	127,860
4.875%, due 05/15/23	125,000	128,125
Energy Transfer Partners LP 6.500%, due 02/01/42	1,000,000	1,196,339
Enterprise Products Operating LLC 2.550%, due 10/15/19	2,000,000	2,033,060
Sabine Pass Liquefaction LLC 5.750%, due 05/15/24	7,400,000	7,437,000
		10,922,384
Real estate—0.54%
Education Realty Operating Partnership LP 4.600%, due 12/01/24	1,000,000	1,062,902
EPR Properties 5.750%, due 08/15/22	1,500,000	1,677,543
MPT Operating Partnership LP/ MPT Finance Corp. 5.500%, due 05/01/24	245,000	258,475
Omega Healthcare Investors, Inc. 6.750%, due 10/15/22	240,000	253,200
4.500%, due 01/15/25[5]	1,250,000	1,295,482
Realogy Group LLC 7.625%, due 01/15/20[5]	120,000	128,844
Ventas Realty LP 3.500%, due 02/01/25	500,000	510,595
		5,187,041
Rental auto/equipment—0.01%
United Rentals North America, Inc. 7.375%, due 05/15/20	120,000	129,150
Retail—0.01%
Suburban Propane Partners LP/ Suburban Energy Finance Corp. 7.375%, due 08/01/21	120,000	126,900
Retail-specialty—0.03%
Rite Aid Corp. 8.000%, due 08/15/20	120,000	128,100
Sally Holdings LLC/Sally Capital, Inc. 5.750%, due 06/01/22	120,000	128,400
		256,500
	Face amount[1]	Value
Corporate notes—(continued)
Software—0.01%
Nuance Communications, Inc. 5.375%, due 08/15/20[5]	125,000	$126,250
Special purpose entity—1.16%
CC Holdings GS V LLC/ Crown Castle GS III Corp. 3.849%, due 04/15/23	3,200,000	3,283,565
CVS Pass-Through Trust 4.704%, due 01/10/36[5]	3,496,560	3,980,711
IPIC GMTN Ltd. 3.125%, due 11/15/15[5,12]	1,600,000	1,624,000
Murray Street Investment Trust I 4.647%, due 03/09/17[7]	2,100,000	2,234,591
		11,122,867
Steel producers/products—0.07%
ArcelorMittal 6.000%, due 03/01/21	250,000	257,812
GTL Trade Finance, Inc. 7.250%, due 10/20/17[5]	100,000	108,150
Steel Dynamics, Inc. 6.125%, due 08/15/19	240,000	254,400
5.250%, due 04/15/23	60,000	61,200
		681,562
Support-services—0.01%
The Hertz Corp. 4.250%, due 04/01/18	130,000	130,663
Telecom-integrated/services—0.03%
Frontier Communications Corp. 7.625%, due 04/15/24	180,000	190,350
9.000%, due 08/15/31	10,000	10,800
Intelsat Jackson Holdings SA 7.250%, due 10/15/20	120,000	125,850
		327,000
Telecommunication services—0.05%
CommScope, Inc. 5.000%, due 06/15/21[5]	130,000	125,125
Sprint Capital Corp. 6.900%, due 05/01/19	255,000	259,144
8.750%, due 03/15/32	125,000	127,812
		512,081
Telecommunications—0.48%
Numericable-SFR 6.000%, due 05/15/22[5]	320,000	327,328
6.250%, due 05/15/24[5]	60,000	62,100
Qwest Corp. 6.750%, due 12/01/21	2,000,000	2,328,784
6.875%, due 09/15/33	125,000	126,103
Telesat Canada/Telesat LLC 6.000%, due 05/15/17[5]	125,000	126,875
Verizon Communications, Inc. 6.550%, due 09/15/43	1,000,000	1,350,840

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Face amount[1]	Value
Corporate notes—(continued)
Telecommunications—(concluded)
Virgin Media Secured Finance PLC 5.375%, due 04/15/21[5]	250,000	$259,375
		4,581,405
Telephone-integrated—0.05%
Level 3 Financing, Inc. 8.625%, due 07/15/20	240,000	261,720
5.375%, due 08/15/22[5]	250,000	253,750
		515,470
Theaters & entertainment—0.03%
Activision Blizzard, Inc. 6.125%, due 09/15/23[5]	235,000	256,150
Tobacco—0.63%
Altria Group, Inc. 5.375%, due 01/31/44	1,000,000	1,205,331
Imperial Tobacco Finance PLC 3.500%, due 02/11/23[5]	3,755,000	3,847,606
Reynolds American, Inc. 4.750%, due 11/01/42	1,000,000	1,024,010
		6,076,947
Transportation services—0.19%
Empresa de Transporte de Pasajeros Metro SA 4.750%, due 02/04/24[5]	1,500,000	1,590,810
Transnet SOC Ltd. 4.000%, due 07/26/22[8]	200,000	196,770
		1,787,580
Utilities—0.13%
Dominion Resources, Inc. 5.750%, due 10/01/54[3]	1,000,000	1,067,444
IPALCO Enterprises, Inc. 5.000%, due 05/01/18	185,000	197,025
		1,264,469
Wireless telecommunication services—0.07%
CenturyLink, Inc. 5.800%, due 03/15/22	125,000	131,562
Sprint Corp. 7.250%, due 09/15/21	255,000	254,617
7.125%, due 06/15/24	65,000	63,213
Windstream Corp. 7.750%, due 10/01/21	210,000	213,150
		662,542
Wireless telecommunications—0.18%
AT&T, Inc. 4.800%, due 06/15/44	500,000	534,006
IAC/InterActiveCorp 4.875%, due 11/30/18	125,000	128,438
Sprint Communications, Inc. 6.000%, due 12/01/16	500,000	523,750
T-Mobile USA, Inc. 6.633%, due 04/28/21	245,000	254,371
	Face amount[1]		Value
Corporate notes—(concluded)
Wireless telecommunications—(concluded)
6.125%, due 01/15/22		255,000	$262,331
			1,702,896
Total corporate notes (cost—$306,098,824)			308,554,924
Loan assignments—0.96%
Food products—0.27%
HJ Heinz Co. Term Loan B2 3.500%, due 06/05/20		2,564,538	2,558,768
Lodging—0.56%
Hilton Worldwide Finance LLC Term Loan B 3.500%, due 10/26/20		5,438,597	5,367,677
Pharmaceuticals—0.13%
Grifols Worldwide Operations USA, Inc. Term Loan B 3.171%, due 02/27/21		1,290,250	1,273,658
Total loan assignments (cost—$9,246,087)			9,200,103
Non-US government obligations—7.48%
Australia Government Bond 3.250%, due 04/21/25[8]	AUD	2,620,000	2,186,077
Bermuda Government International Bond 4.854%, due 02/06/24[8]		200,000	207,500
Bolivian Government International Bond 5.950%, due 08/22/23[8]		200,000	206,500
Brazilian Government International Bond 8.250%, due 01/20/34		100,000	135,500
5.625%, due 01/07/41		260,000	273,650
Colombia Government International Bond 8.125%, due 05/21/24		50,000	66,500
5.625%, due 02/26/44		200,000	232,000
Croatia Government International Bond 6.750%, due 11/05/19[8]		200,000	220,500
Dominican Republic International Bond 6.600%, due 01/28/24[5]		200,000	218,000
Ecuador Government International Bond 7.950%, due 06/20/24[8]		200,000	176,500
El Salvador Government International Bond 6.375%, due 01/18/27[8]		86,000	88,042
Emirate of Abu Dhabi 6.750%, due 04/08/19[5]		1,800,000	2,169,360
Hungary Government International Bond 5.750%, due 11/22/23		200,000	230,500
7.625%, due 03/29/41		200,000	295,978

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Face amount[1]		Value
Non-US government obligations—(continued)
Indonesia Government International Bond 11.625%, due 03/04/19[8]		100,000	$133,844
4.875%, due 05/05/21[8]		400,000	432,000
4.625%, due 04/15/43[8]		250,000	245,520
Italy Buoni Poliennali Del Tesoro 5.500%, due 11/01/22	EUR	7,900,000	11,607,453
4.000%, due 02/01/37[8]	EUR	400,000	562,001
5.000%, due 09/01/40[8]	EUR	1,200,000	1,952,829
2.550%, due 09/15/41[8]	EUR	1,047,372	1,493,038
Ivory Coast Government International Bond 5.750%, due 12/31/32[7,8]		300,000	280,500
Kazakhstan Government International Bond 3.875%, due 10/14/24[5]		400,000	361,500
Kenya Government International Bond 5.875%, due 06/24/19[8]		200,000	200,000
Mexican Bonos, Series M 7.750%, due 11/13/42	MXN	23,385,000	1,949,231
Mexico Government International Bond 3.625%, due 03/15/22		200,000	207,022
6.050%, due 01/11/40		1,300,000	1,641,250
5.550%, due 01/21/45		330,000	401,775
Mongolia Government International Bond 5.125%, due 12/05/22[8]		200,000	166,000
Morocco Government International Bond 4.250%, due 12/11/22[8]		200,000	209,500
New Zealand Government Bond 5.500%, due 04/15/23[8]	NZD	4,075,000	3,454,338
2.500%, due 09/20/35[8]	NZD	900,000	731,949
Panama Government International Bond
6.700%, due 01/26/36		200,000	270,000
Peruvian Government International Bond 7.350%, due 07/21/25		100,000	135,250
Republic of Azerbaijan International Bond 4.750%, due 03/18/24[8]		200,000	194,904
Republic of Korea 7.125%, due 04/16/19		400,000	490,220
Republic of Paraguay 4.625%, due 01/25/23[8]		200,000	207,800
Republic of Serbia 5.250%, due 11/21/17[8]		250,000	258,813
Romanian Government International Bond 4.875%, due 01/22/24[8]		200,000	225,500
Russian Foreign Bond 7.500%, due 03/31/30[7,8]		458,500	461,709
	Face amount[1]		Value
Non-US government obligations—(concluded)
Senegal Government International Bond 6.250%, due 07/30/24[8]		200,000	$198,624
Slovenia Government Bond 4.625%, due 09/09/24[8]	EUR	4,400,000	6,356,700
Slovenia Government International Bond 4.125%, due 02/18/19[8]		200,000	211,958
5.500%, due 10/26/22[8]		3,400,000	3,905,585
5.850%, due 05/10/23[8]		4,100,000	4,848,578
5.250%, due 02/18/24[8]		200,000	230,492
South Africa Government Bond 6.500%, due 02/28/41	ZAR	24,070,000	1,773,677
South Africa Government International Bond 6.875%, due 05/27/19		200,000	230,000
Spain Government Bond 2.750%, due 10/31/24[5,8]	EUR	11,000,000	13,880,950
5.150%, due 10/31/44[5,8]	EUR	695,000	1,217,331
State of Qatar 5.250%, due 01/20/20[5]		1,700,000	1,959,250
6.400%, due 01/20/40[5]		200,000	272,500
Turkey Government International Bond 7.500%, due 07/14/17		200,000	223,810
5.125%, due 03/25/22		250,000	271,563
7.375%, due 02/05/25		230,000	292,963
United Kingdom Gilt 1.750%, due 09/07/22[8]	GBP	610,000	956,431
Total non-US government obligations (cost—$73,325,411)			71,810,965
Municipal bonds and notes—1.64%
Education—0.51%
Los Angeles Unified School District Refunding, Series A-1 4.500%, due 01/01/28		3,800,000	4,101,948
New York City Transitional Finance Authority Building Aid Revenue Fiscal 2008, Series S-1 5.000%, due 01/15/25		100,000	112,040
Will County Community High School District No. 210 Lincoln-Way (Capital Appreciation) (AGM Insured) 0.000%, due 01/01/21[13]		780,000	718,598
Total education			4,932,586
General obligation—0.18%
California State (Build America Bonds) 7.500%, due 04/01/34		1,100,000	1,710,632
Tobacco—0.07%
Buckeye Tobacco Settlement Financing Authority (Asset Backed Series Turbo), Series A-2 5.875%, due 06/01/47		500,000	424,925

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Face amount[1]		Value
Municipal bonds and notes—(concluded)
Tobacco—(concluded)
Tobacco Settlement Funding Corp., Rhode Island, Series A 6.250%, due 06/01/42		200,000	$200,904
Total tobacco			625,829
Transportation—0.66%
Bay Area Toll Authority Toll Bridge Revenue (Build America Bonds) 6.263%, due 04/01/49		1,200,000	1,781,892
Harris County Metropolitan Transportation Authority (Build America Bonds), Series C 6.875%, due 11/01/38		3,100,000	3,700,222
Port Authority of New York & New Jersey Consolidated (One Hundred Fifty-Eight) 5.859%, due 12/01/24		700,000	890,568
Total transportation			6,372,682
Utilities—0.22%
Cincinnati Water System Revenue (Build America Bonds), Series B 6.458%, due 12/01/34		100,000	117,837
Metropolitan Water District Southern California (Build America Bonds) 5.906%, due 07/01/25		1,700,000	1,970,521
Total utilities			2,088,358
Total municipal bonds and notes (cost—$12,629,266)			15,730,087
	Number of shares
Preferred stock[14]—0.83%
Banks—0.83%
Wells Fargo & Co. (cost—$3,810,820)		6,400	7,955,200
	Face amount[1]
Time deposit—1.39%
Credit Suisse NY 0.553%, due 08/24/15 (cost—$13,304,135)		13,300,000	13,304,135
Short-term non-US government obligations—1.22%
Mexico Cetes 0.000%, due 02/05/15[13]	MXN	1,000,000,000	6,668,194
0.000%, due 02/19/15[13]	MXN	430,260,000	2,865,874
0.000%, due 04/01/15[13]	MXN	333,620,000	2,215,055
Total short-term non-US government obligations (cost—$12,426,974)			11,749,123
	Face amount[1]		Value
Short-term US government obligations[15]—0.17%
United States Treasury Bills 0.020%, due 04/23/15[2]		690,000	$689,988
0.032%, due 04/30/15[2]		490,000	489,985
0.043%, due 05/28/15		271,000	270,985
0.038%, due 06/04/15		203,000	202,985
Total short-term US government obligations (cost—$1,653,829)			1,653,943
Repurchase agreements—4.27%
Repurchase agreement dated 01/30/15 with Morgan Stanley & Co., 0.120% due 02/02/15, collateralized by $14,605,900 US Treasury Bond, 4.625% due 02/15/40; (value—$21,829,272); proceeds: $21,300,213		21,300,000	21,300,000
Repurchase agreement dated 01/30/15 with State Street Bank and Trust Co., 0.000% due 02/02/15, collateralized by $10,991,424 Federal Home Loan Mortgage Corp. obligations, 2.080% due 10/17/22 and $9,292,810 Federal National Mortgage Association obligations, 2.170% to 2.200% due 10/17/22; (value—$20,112,563); proceeds: $19,718,000		19,718,000	19,718,000
Total repurchase agreements (cost—$41,018,000)			41,018,000
	Notional amount
Swaptions purchased—0.04%
Call swaptions purchased[9]—0.04%
3 Month USD LIBOR Interest Rate Swap, strike @ 0.800%, expires 01/19/16 (Counterparty: MSCI; pay floating rate); underlying swap terminates 01/21/17	USD	23,600,000	37,359
3 Month USD LIBOR Interest Rate Swap, strike @ 1.100%, expires 01/19/16 (Counterparty: GSB; pay floating rate); underlying swap terminates 01/21/18	USD	8,000,000	33,840
3 Month USD LIBOR Interest Rate Swap, strike @ 1.100%, expires 01/29/16 (Counterparty: BOA; pay floating rate); underlying swap terminates 02/02/18	USD	34,000,000	1,236

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Notional amount		Value
Swaptions purchased—(continued)
Call swaptions purchased[9]—(continued)
3 Month USD LIBOR Interest Rate Swap, strike @ 1.150%, expires 07/20/16 (Counterparty: GSB; pay floating rate); underlying swap terminates 07/22/18	USD	8,000,000	$40,184
3 Month USD LIBOR Interest Rate Swap, strike @ 1.500%, expires 01/29/16 (Counterparty: MSCI; pay floating rate); underlying swap terminates 02/02/21	USD	4,000,000	44,780
3 Month USD LIBOR Interest Rate Swap, strike @ 1.750%, expires 01/29/16 (Counterparty: MSCI; pay floating rate); underlying swap terminates 02/02/26	USD	4,000,000	76,660
3 Month USD LIBOR Interest Rate Swap, strike @ 1.750%, expires 07/30/15 (Counterparty: CITI; pay floating rate); underlying swap terminates 08/03/25	USD	2,000,000	28,000
	Notional amount		Value
Swaptions purchased—(concluded)
Call swaptions purchased[9]—(concluded)
3 Month USD LIBOR Interest Rate Swap, strike @ 2.100%, expires 01/30/18 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 02/01/20	USD	7,900,000	$112,180
Total call swaptions purchased			374,239
Total swaptions purchased (cost—$474,004)			374,239
	Number of shares
Investment of cash collateral from securities loaned—0.76%
Money market fund—0.76%
UBS Private Money Market Fund LLC[16] (cost—$7,336,310)		7,336,310	7,336,310
Total investments (cost—$1,071,602,552)—115.37%			1,108,189,763
Liabilities in excess of other assets—(15.37)%			(147,633,746)
Net assets—100.00%			$960,556,017

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 230.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$51,878,564
Gross unrealized depreciation	(15,291,353)
Net unrealized appreciation	$36,587,211

Written options

Number of contracts	Call options written	Expiration date	Premiums received	Current value	Unrealized depreciation
77	US Treasury Note 10 Year Futures, strike @ $132.00, expires 02/20/15	02/20/15	$26,380	$(26,380)	$—
69	US Treasury Note 10 Year Futures, strike @ $132.50, expires 02/20/15	02/20/15	$18,482	$(20,405)	$(1,923)
			$44,862	$(46,785)	$(1,923)

Written options activity for the six months ended January 31, 2015 was as follows:

	Number of contracts	Premiums received
Options outstanding at July 31, 2014	125	$13,130
Options written	229	70,463
Options exercised	0	0
Options terminated in closing purchase transactions	(127)	(13,925)
Options expired prior to exercise	(81)	(24,806)
Options outstanding at January 31, 2015	146	$44,862

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

Written swaptions and foreign exchange written options9

Notional amount (000)		Call swaptions written	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	15,700	3 Month USD LIBOR Interest Rate Swap strike @ 0.500%, terminating 01/21/16	MSCI	Receive	01/19/16	$9,420	$(9,232)	$188
USD	7,900	3 Month USD LIBOR Interest Rate Swap strike @ 0.520%, terminating 01/21/16	MSCI	Receive	01/19/16	4,740	(5,024)	(284)
USD	15,700	3 Month USD LIBOR Interest Rate Swap strike @ 0.650%, terminating 01/21/16	MSCI	Receive	01/19/16	17,270	(15,857)	1,413
USD	7,900	3 Month USD LIBOR Interest Rate Swap strike @ 0.660%, terminating 01/21/16	MSCI	Receive	01/19/16	7,900	(8,240)	(340)
USD	8,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.700%, terminating 01/21/16	GSB	Receive	01/19/16	12,000	(11,720)	280
USD	34,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.730%, terminating 02/02/16	BOA	Receive	01/29/16	47,600	(476)	47,124
USD	8,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.850%, terminating 07/22/15	GSB	Receive	07/20/15	13,600	(14,168)	(568)
USD	8,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.900%, terminating 01/21/16	GSB	Receive	01/19/16	21,600	(21,024)	576
USD	34,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.915%, terminating 02/02/16	BOA	Receive	01/29/16	81,600	(816)	80,784
USD	8,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.000%, terminating 07/22/15	GSB	Receive	07/20/15	24,000	(25,080)	(1,080)
USD	4,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.100%, terminating 01/21/16	MSCI	Receive	01/29/16	15,200	(19,136)	(3,936)
USD	7,900	3 Month USD LIBOR Interest Rate Swap strike @ 1.100%, terminating 02/01/18	JPMCB	Receive	01/30/18	41,080	(41,080)	—
USD	4,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.130%, terminating 02/02/16	MSC	Receive	01/29/16	23,200	(30,156)	(6,956)
USD	4,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.330%, terminating 02/02/16	MSCI	Receive	01/29/16	25,400	(31,344)	(5,944)
USD	2,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.430%, terminating 08/03/15	CITI	Receive	07/30/15	11,950	(11,950)	—
USD	4,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.540%, terminating 02/02/16	MSCI	Receive	01/29/16	40,000	(50,464)	(10,464)
USD	2,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.590%, terminating 08/03/15	CITI	Receive	07/30/15	18,600	(18,600)	—
USD	7,900	3 Month USD LIBOR Interest Rate Swap strike @ 1.600%, terminating 02/01/18	JPMCB	Receive	01/30/18	71,495	(71,495)	—
						$486,655	$(385,862)	$100,793

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

Written swaptions and foreign exchange written options9—(concluded)

Notional amount (000)		Call options written	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	8,700	USD Call/BRL Put, strike @ 2.67	CSI	Receive	03/04/15	$55,680	$(215,125)	$(159,445)
USD	2,000	USD Call/BRL Put, strike @ 2.69	JPMCB	Receive	02/25/15	12,300	(36,282)	(23,982)
USD	1,600	USD Call/BRL Put, strike @ 2.73	JPMCB	Receive	03/18/15	11,960	(30,803)	(18,843)
USD	900	USD Call/BRL Put, strike @ 2.75	HSBC	Receive	03/25/15	8,055	(16,858)	(8,803)
USD	1,900	USD Call/BRL Put, strike @ 2.87	CSI	Receive	04/01/15	17,100	(17,100)	—
USD	1,500	USD Call/BRL Put, strike @ 2.90	BOA	Receive	04/06/15	11,700	(11,700)	—
						$116,795	$(327,868)	$(211,073)
		Put swaptions written
USD	3,300	CDX, strike @ 0.900	CSI	Pay	03/18/15	$3,960	$(2,183)	$1,777
USD	2,000	CDX, strike @ 0.900	JPMCB	Pay	03/18/15	2,650	(1,323)	1,327
USD	16,600	CDX, strike @ 0.900	BB	Pay	03/18/15	26,257	(10,981)	15,276
USD	6,200	CDX, strike @ 0.900	CITI	Pay	03/18/15	9,898	(4,102)	5,796
USD	8,700	CDX, strike @ 1.000	BOA	Pay	03/18/15	18,922	(3,134)	15,788
						$61,687	$(21,723)	$39,964
						$665,137	$(735,453)	$(70,316)

Swaptions and foreign exchange written options activity for the six months ended January 31, 2015 was as follows:

Premiums received
Swaptions and foreign exchange written options outstanding at July 31, 2014	$281,285
Swaptions and foreign exchange written options written	1,188,816
Swaptions and foreign exchange written options exercised	(86,200)
Swaptions and foreign exchange written options terminated in closing purchase transactions	(180,195)
Swaptions and foreign exchange written options expired prior to exercise	(538,569)
Swaptions and foreign exchange written options outstanding at January 31, 2015	$665,137

Futures contracts

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
Interest rate futures buy contracts:
130	EUR	Italian Government Bond Futures	March 2015	$20,237,177	$20,300,106	$62,929
42	NZD	New Zealand Futures	December 2015	30,290,464	30,295,644	5,180
10	USD	90-Day Eurodollar Futures	December 2016	2,463,790	2,466,375	2,585
				$52,991,431	$53,062,125	$70,694
				Proceeds
US Treasury futures sell contracts:
36	USD	US Long Bond Futures	March 2015	$5,405,907	$5,446,125	$(40,218)
115	USD	US Treasury Note 5 Year Futures	March 2015	13,860,692	13,954,531	(93,839)
503	USD	US Treasury Note 10 Year Futures	March 2015	65,554,106	65,830,125	(276,019)
27	USD	US Ultra Long Treasury Bond Futures	March 2015	4,783,563	4,831,313	(47,750)

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

Futures contracts—(concluded)

Number of contracts	Currency		Expiration date	Proceeds	Current value	Unrealized appreciation (depreciation)
Interest rate futures sell contracts:
65	AUD	Australian Bond 3 Year Futures	March 2015	$5,636,202	$5,659,334	$(23,132)
12	AUD	Australian Bond 10 Year Futures	March 2015	1,222,623	1,231,135	(8,512)
64	EUR	Euro Bund Futures	February 2015	28,268	9,492	18,776
197	EUR	German Euro Bund Futures	March 2015	34,958,585	35,481,798	(523,213)
17	EUR	German Euro Buxl 30 Year Futures	March 2015	3,121,832	3,234,963	(113,131)
7	EUR	Mid-Term Euro-OAT Futures	March 2015	1,183,156	1,186,104	(2,948)
210	GBP	90-Day Sterling Pound Futures	June 2015	39,292,406	39,292,643	(237)
108	GBP	90-Day Sterling Pound Futures	September 2015	20,197,356	20,199,511	(2,155)
297	GBP	90-Day Sterling Pound Futures	March 2016	55,492,403	55,475,963	16,440
45	JPY	JGB MINI 10 Year Futures	March 2015	5,667,545	5,677,595	(10,050)
21	USD	Euro Fx Future with American Style Options	March 2015	2,986,200	2,965,200	21,000
				$259,390,844	$260,475,832	$(1,084,988)
						$(1,014,294)

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BB	BRL	3,064,000	USD	1,150,885	02/03/15	$8,986
BB	USD	1,130,252	BRL	3,064,000	02/03/15	11,647
BNP	BRL	942,256	USD	363,104	02/03/15	11,942
BNP	MXN	4,166,000	USD	283,815	02/05/15	5,906
BNP	MXN	42,710,747	USD	3,135,654	02/19/15	289,196
BNP	USD	357,369	BRL	942,256	02/03/15	(6,207)
BNP	USD	360,438	BRL	942,256	03/03/15	(12,002)
BOA	AUD	1,230,000	USD	970,399	03/03/15	14,578
BOA	BRL	15,638,799	USD	6,036,981	02/03/15	208,676
BOA	BRL	589,036	USD	218,000	03/03/15	181
BOA	EUR	1,436,000	USD	1,699,546	02/03/15	76,867
BOA	EUR	1,369,000	USD	1,539,920	03/03/15	(7,433)
BOA	EUR	77,761,000	USD	87,804,922	04/07/15	(113,195)
BOA	GBP	307,000	USD	462,723	04/07/15	515
BOA	JPY	635,200,000	USD	5,297,748	02/03/15	(111,432)
BOA	JPY	3,986,580,000	USD	33,671,719	03/03/15	(286,794)
BOA	USD	5,874,169	BRL	15,638,799	02/03/15	(45,864)
BOA	USD	5,992,451	BRL	15,638,799	03/03/15	(209,406)
BOA	USD	680,000	BRL	1,840,080	03/03/15	440
BOA	USD	757,192	EUR	641,000	02/03/15	(32,862)
BOA	USD	87,761,065	EUR	77,761,000	02/03/15	108,841
BOA	USD	462,925	GBP	307,000	02/03/15	(522)
BOA	USD	33,661,910	JPY	3,986,580,000	02/03/15	286,655
CITI	EUR	2,798,000	USD	3,134,819	02/03/15	(26,920)
CITI	EUR	87,011,000	USD	106,670,265	02/03/15	8,347,863
CITI	EUR	1,764,000	USD	1,996,380	03/03/15	2,567

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

Forward foreign currency contracts—(concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
CITI	MXN	124,473,000	USD	8,446,120	02/05/15	$142,675
CITI	USD	20,114,752	EUR	17,291,000	02/03/15	(575,927)
CITI	USD	306,000	KRW	333,601,200	02/26/15	(1,238)
CSI	BRL	64,963,936	USD	25,320,965	02/03/15	1,110,051
CSI	BRL	1,249,248	USD	462,000	03/03/15	43
CSI	BRL	17,428,470	USD	6,385,224	07/02/15	161,649
CSI	USD	24,401,433	BRL	64,963,936	02/03/15	(190,519)
CSI	USD	23,062,135	BRL	59,592,556	03/03/15	(1,025,505)
DB	BRL	2,737,660	USD	1,028,306	02/03/15	8,029
DB	BRL	62,121,022	USD	22,897,538	07/02/15	714,589
DB	JPY	1,928,980,000	USD	16,401,357	02/03/15	(25,280)
DB	USD	1,054,000	BRL	2,737,660	02/03/15	(33,722)
DB	USD	1,100,000	CNY	6,523,000	04/07/16	(90,770)
DB	USD	7,874,086	JPY	925,800,000	02/03/15	9,760
DB	USD	4,518,000	MXN	66,329,210	02/05/15	(93,258)
GSCM	BRL	6,326,454	USD	2,426,000	02/03/15	68,242
GSCM	EUR	4,448,000	USD	5,157,002	02/03/15	130,764
GSCM	EUR	493,000	USD	555,830	03/03/15	(1,398)
GSCM	EUR	1,371,000	USD	1,558,319	03/03/15	8,706
GSCM	JPY	2,177,000,000	USD	18,718,831	02/03/15	180,127
GSCM	MXN	5,858,920	USD	396,409	02/05/15	5,567
GSCM	USD	2,381,945	BRL	6,326,454	02/03/15	(24,187)
GSCM	USD	394,328	MXN	5,858,920	05/05/15	(5,646)
HSBC	AUD	861,000	USD	694,133	02/03/15	23,845
HSBC	BRL	5,371,380	USD	2,017,571	02/03/15	15,753
HSBC	GBP	307,000	USD	463,742	02/03/15	1,338
HSBC	USD	2,088,000	BRL	5,371,380	02/03/15	(86,181)
HSBC	USD	269,000	INR	16,696,830	02/26/15	(721)
JPMCB	BRL	79,050,912	USD	29,724,030	02/03/15	263,148
JPMCB	CNY	41,302,100	USD	6,423,344	04/07/16	33,139
JPMCB	JPY	171,200,000	USD	1,450,351	02/03/15	(7,539)
JPMCB	MXN	37,690,210	USD	2,583,645	02/05/15	69,376
JPMCB	MXN	32,994,786	USD	2,405,745	04/01/15	212,450
JPMCB	USD	29,966,968	BRL	79,050,912	02/03/15	(506,086)
JPMCB	USD	5,860,000	CNY	34,779,100	04/07/16	(479,025)
JPMCB	USD	523,000	INR	32,190,650	02/20/15	(5,117)
JPMCB	USD	1,041,000	INR	64,289,510	02/26/15	(8,019)
JPMCB	USD	400,000	MXN	5,858,920	02/05/15	(9,159)
JPMCB	USD	2,569,641	MXN	37,690,210	05/05/15	(69,265)
SG	AUD	2,839,897	USD	2,201,559	04/09/15	(105)
SG	EUR	11,200,000	USD	12,994,184	04/09/15	330,970
SG	EUR	175,387	USD	197,899	04/09/15	(402)
SG	GBP	632,975	USD	949,922	04/09/15	(3,047)
SG	MXN	29,042,156	USD	1,972,946	04/09/15	43,319
SG	NZD	5,787,898	USD	4,283,910	04/09/15	99,539
SG	USD	6,018,198	EUR	5,302,686	04/09/15	(22,748)
SG	USD	1,743,837	MXN	26,182,836	04/09/15	(4,190)
SG	ZAR	20,758,958	USD	1,799,681	04/09/15	35,217
WBC	USD	209,640	MXN	3,136,000	05/05/15	(1,597)
						$8,919,868

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

Credit default swaps on corporate issues—buy protection19

Counterparty	Referenced obligations[17]	Notional amount (000)		Termination dates	Payments made by the Portfolio[18]	Upfront payments made	Value	Unrealized depreciation
BB	Macy's Retail Holdings, Inc. bond, 7.875%, due 07/15/15	USD	1,643	09/20/15	7.150	$—	$(88,555)	$(88,555)

Credit default swaps on corporate issues—sell protection20

Counterparty	Referenced obligations[17]	Notional amount (000)		Termination dates	Payments received by the Portfolio[18]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)	Credit spread[21]
BB	BP Capital Markets America bond, 4.200%, due 6/15/18	EUR	500	06/20/15	1.000	$75,251	$2,517	$77,768	0.17
BB	Italy Republic bond, 1.000% due 6/20/17	EUR	1,400	06/20/17	1.000	119,224	21,534	140,758	0.48
BNP	Petroleo Brasileiro SA, bond, 8.375%, due 12/10/18	USD	1,500	03/20/20	1.000	227,392	(295,833)	(68,441)	5.78
BOA	Goldman Sachs Group Inc. bond, 5.950%, due 01/18/18	USD	5,300	06/20/19	1.000	(7,230)	44,456	37,226	0.83
BOA	Italy Republic bond, 1.000%, due 06/20/17	EUR	1,000	06/20/17	1.000	86,141	15,382	101,523	0.48
BOA	Lloyds TSB Bank PLC, 3.375%, due 04/15/20	EUR	3,600	09/20/17	3.000	(14,066)	305,889	291,823	0.31
BOA	Sprint Communications, Inc. bond, 8.375%, due 08/15/17	USD	2,800	12/20/19	5.000	(235,386)	103,546	(131,840)	4.27
BOA	United Mexican States, bond, 5.950%, due 03/19/19	USD	1,900	12/20/19	1.000	(16,843)	(7,201)	(24,044)	1.10
CITI	BP Capital Markets America bond, 4.200%, due 06/15/18	USD	200	06/20/15	5.000	(3,642)	4,921	1,279	0.17
CSI	BP Capital Markets America bond, 4.200%, due 06/15/18	USD	1,200	06/20/15	5.000	(18,409)	29,524	11,115	0.17
CSI	Citigroup Inc. bond, 5.250%, due 03/15/18	USD	1,600	03/20/15	5.000	(8,352)	19,064	10,712	0.42
CSI	Finmeccanica Finance bond, 5.750%, due 12/12/18	EUR	3,600	03/20/19	5.000	(427,137)	678,649	251,512	1.06
DB	BP Capital Markets America bond, 4.200%, due 06/15/18	USD	700	06/20/15	5.000	(24,474)	17,223	(7,251)	0.17
DB	China International Government bond, 7.500%, due 10/28/17	USD	4,300	12/20/19	1.000	(28,879)	29,250	371	0.88
DB	Goldman Sachs Group Inc. bond, 5.950%, due 01/18/18	USD	100	03/20/19	0.455	(374)	1,015	641	0.78
DB	Goldman Sachs Group Inc. bond, 5.950%, due 01/18/18	USD	800	06/20/19	1.000	(1,321)	6,710	5,389	0.83

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

Credit default swaps on corporate issues—sell protection20—(concluded)

Counterparty	Referenced obligations[17]	Notional amount (000)		Termination dates	Payments received by the Portfolio[18]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)	Credit spread[21]
DB	Lloyds TSB Bank PLC bond, 3.375%, due 04/15/20	EUR	2,900	09/20/17	3.000	$(14,375)	$246,410	$232,035	0.31
GSI	Petroleo Brasileiro SA, bond, 8.375%, due 12/10/18	USD	1,500	03/20/20	1.000	236,391	(295,833)	(59,442)	5.78
GSI	United Mexican States, bond, 5.950%, due 03/19/19	USD	2,400	12/20/19	1.000	(22,377)	(9,097)	(31,474)	1.10
HSBC	Petroleo Brasileiro SA, bond, 8.375%, due 12/10/18	USD	100	03/20/20	1.000	14,443	(19,722)	(5,279)	5.78
JPMCB	China International Government bond, 4.250%, due 10/28/14	USD	15,600	12/20/19	1.000	(113,872)	106,117	(7,755)	0.88
JPMCB	Federal Republic of Brazil bond, 12.250%, due 03/06/30	USD	5,700	09/20/19	1.000	91,556	(277,823)	(186,267)	2.15
MSCI	Ford Motor Co. bond, 6.500%, due 08/01/18	USD	100	03/20/19	5.000	(15,312)	17,278	1,966	0.86
MSCI	General Electric Capital Corp. bond, 5.625%, due 09/15/17	USD	6,400	12/20/19	1.000	(113,180)	116,977	3,797	0.64
MSCI	United Mexican States, bond, 5.950%, due 03/19/19	USD	13,900	12/20/19	1.000	(128,356)	(52,685)	(181,041)	1.10
						$(343,187)	$808,268	$465,081

Centrally cleared interest rate swap agreements

Notional amount (000)		Termination date	Payments received by the Portfolio[18]	Payments received by the Portfolio[18]	Value	Unrealized appreciation (depreciation)
GBP	22,600	09/18/16	6 Month EURIBOR	1.500	$(355,694)	$(17,518)
JPY	1,300,000	09/18/23	6 Month JPY LIBOR	1.000	(589,292)	(577,109)
MXN	14,100	10/10/19	Mexico Interbank TIIE 28 Days	5.010	10,858	1,028
MXN	25,100	01/07/22	Mexico Interbank TIIE 28 Days	5.375	21,880	1,445
MXN	150,000	12/31/29	Mexico Interbank TIIE 28 Days	6.025	208,619	208,619
MXN	18,400	11/17/21	Mexico Interbank TIIE 28 Days	5.430	16,429	730
MXN	250,000	01/16/20	Mexico Interbank TIIE 28 Days	4.975	137,942	137,942
MXN	211,100	01/21/25	Mexico Interbank TIIE 28 Days	5.470	—	—
USD	17,200	12/17/21	3 Month USD LIBOR	2.500	(1,094,917)	(921,613)
USD	18,600	12/17/17	3 Month USD LIBOR	1.000	(317,616)	(285,000)
USD	12,700	12/03/24	3 Month USD LIBOR	0.235	(764,617)	(764,617)
USD	43,900	03/21/23	3 Month USD LIBOR	3.000	1,753,946	2,464,728
					$(972,462)	$248,635

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2015 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government obligations	$—	$393,853,927	$—	$393,853,927
Government national mortgage association certificates	—	37,830	—	37,830
Federal home loan bank certificate	—	699,989	—	699,989
Federal home loan mortgage corporation certificates	—	1,022,451	1,186,312	2,208,763
Federal housing administration certificates	—	—	17,535	17,535
Federal national mortgage association certificates	—	15,568,516	30,749	15,599,265
Collateralized mortgage obligations	—	161,069,423	698,342	161,767,765
Asset-backed securities	—	44,283,564	1,034,096	45,317,660
Corporate notes	—	308,554,924	—	308,554,924
Loan assignments	—	9,200,103	—	9,200,103
Non-US government obligations	—	71,810,965	—	71,810,965
Municipal bonds and notes	—	15,730,087	—	15,730,087
Preferred stock	7,955,200	—	—	7,955,200
Time deposit	—	13,304,135	—	13,304,135
Short-term non-US government obligations	—	11,749,123	—	11,749,123
Short-term US government obligations	—	1,653,943	—	1,653,943
Repurchase agreements	—	41,018,000	—	41,018,000
Swaptions purchased	—	374,239	—	374,239
Investment of cash collateral from securities loaned	—	7,336,310	—	7,336,310
Futures contracts	126,910	—	—	126,910
Forward foreign currency contracts	—	13,043,156	—	13,043,156
Swap agreements	—	3,916,136	—	3,916,136
Total	$8,082,110	$1,114,226,821	$2,967,034	$1,125,275,965
Liabilities
Written options	$(46,785)	$—	$—	$(46,785)
Written swaptions and foreign exchange written options	—	(735,453)	—	(735,453)
Futures contracts	(1,141,204)	—	—	(1,141,204)
Forward foreign currency contracts	—	(4,123,288)	—	(4,123,288)
Swap agreements	—	(4,168,885)	—	(4,168,885)
Total	$(1,187,989)	$(9,027,626)	$—	$(10,215,615)

At January 31, 2015, there were no transfers between Level 1 and Level 2.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

The following is a rollforward of the Portfolio's investments that were fair valued using unobservable inputs (Level 3) for the six months ended January 31, 2015:

	Federal home loan mortgage corporation certificates	Federal housing administration certificates	Federal national mortgage association certificates	Collateralized mortgage obligations	Asset-backed securities	Total
Beginning balance	$1,254,850	$18,564	$39,283	$2,269,811	$—	$3,582,508
Purchases	—	—	—	—	—	—
Sales/paydowns	(33,723)	(1,029)	(8,344)	(1,543,016)	—	(1,586,112)
Accrued discounts/(premiums)	—	(55)	—	—	—	(55)
Total realized gain/(loss)	—	(54)	—	5,677	—	5,623
Net change in unrealized appreciation/depreciation	(34,815)	109	(190)	(5,859)	—	(40,755)
Transfers into Level 3	—	—	—	—	1,034,096	1,034,096
Transfers out of Level 3	—	—	—	(28,271)	—	(28,271)
Ending balance	$1,186,312	$17,535	$30,749	$698,342	$1,034,096	$2,967,034

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2015 was $(41,312). At January 31, 2015, a security was transferred from Level 3 to Level 2 as the valuation is based on observable inputs from an established pricing source. Additionally, at January 31, 2015, another security was transferred from Level 2 to Level 3 as the valuation is based primarily on unobservable inputs. Both the transfer into Level 3 and the transfer out of Level 3 represent the value at the end of the period.

Issuer breakdown by country or territory of origin

	Percentage of total investments
United States	82.3%
Cayman Islands	2.2
Spain	1.9
Mexico	1.7
Italy	1.6
Slovenia	1.4
Netherlands	1.4
Switzerland	1.2
Norway	0.9
United Kingdom	0.8
South Korea	0.7
British Virgin Islands	0.4
New Zealand	0.4
India	0.4
Brazil	0.3
Belgium	0.3
Canada	0.3
Luxembourg	0.2
Qatar	0.2
South Africa	0.2
Australia	0.2
United Arab Emirates	0.2
Chile	0.2
Ireland	0.2
Indonesia	0.1
Turkey	0.1
Guernsey	0.1
Hungary	0.1
Russia	0.0	†
France	0.0	†
Kazakhstan	0.0	†
Colombia	0.0	†
Ivory Coast	0.0	†
Panama	0.0	†

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

Issuer breakdown by country or territory of origin—(concluded)

	Percentage of total investments
Serbia	0.0	%†
Romania	0.0	†
Croatia	0.0	†
Dominican Republic	0.0	†
Morocco	0.0	†
Paraguay	0.0	†
Bermuda	0.0	†
Bolivia	0.0	†
Kenya	0.0	†
Senegal	0.0	†
Azerbaijan	0.0	†
Ecuador	0.0	†
Mongolia	0.0	†
Peru	0.0	†
Singapore	0.0	†
El Salvador	0.0	†
Total	100.0%

†  Amount represents less than 0.05%

Portfolio footnotes

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

††  Amount represents less than 0.005%.

1  In US Dollars unless otherwise indicated.

2  Security, or portion thereof, pledged as collateral for swaps or futures.

3  Variable or floating rate security. The interest rate shown is the current rate as of January 31, 2015 and changes periodically.

4  Security is being fair valued by a valuation committee under the direction of the board of trustees.

5  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 10.57% of net assets as of January 31, 2015, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

6  Interest Only Securities. These securities entitle the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

7  Step bond that converts to the noted fixed rate at a designated future date.

8  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At January 31, 2015, the value of these securities amounted to 7.34% of net assets.

9  Illiquid investment as of January 31, 2015.

10  Perpetual investment. The maturity date reflects the next call date.

11  Bond interest in default.

12  Security, or portion thereof, was on loan at January 31, 2015.

13  Zero coupon bond. The rate shown represents annualized yield at the date of purchase.

14  Non cumulative preferred stock. Convertible until 12/31/49.

15  Rates shown are the discount rates at date of purchase.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

16  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2015. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/14	Purchases during the six months ended 01/31/15	Sales during the six months ended 01/31/15	Value at 01/31/15	Net income earned from affiliate for the six months ended 01/31/15
UBS Private Money Market Fund LLC	$1,125,765	$99,970,254	$93,759,709	$7,336,310	$249

17  Payments from/to the counterparty will be received/made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation.

18  Payments made or received are based on the notional amount.

19  If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index

20  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

21  Credit spreads, where applicable, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Performance

For the six months ended January 31, 2015, the Portfolio's Class P shares returned 3.63% before the deduction of the maximum PACE Select program fee.1 In comparison, the Barclays US Municipal 3-15 Year Blend Index (the "benchmark") returned 3.70%, and the Lipper Intermediate Municipal Debt Funds category posted a median return of 3.38%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 81. Please note that the returns shown do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments2

(Please note that while the Sub-Advisor outperformed the benchmark on a gross-of-fees basis, the Portfolio underperformed net of fees, as reported in the "Performance at a glance" table. As stated in footnote two, the comments that follow address performance on a gross of fees basis.)

The Portfolio outperformed its benchmark during the reporting period. The primary drivers of performance were contributions from sector allocation, particularly due to an overweight in revenue bonds, coupled with a modestly long duration posture, which was beneficial as interest rates declined during the period. Detracting from performance was security selection among higher quality issues, as they lagged the more yield-oriented segments of the market.

From a sector perspective, a strategic overweight to revenue bonds, such as hospital, airport and tobacco securities, was beneficial for results. These sectors performed well, as investors sought income-oriented revenue bonds with relatively high yields. Market volatility and credit spreads remained relatively tight throughout the reporting period and tactical positioning toward a more defensive credit stance was a modest detractor from performance. In particular, an emphasis on some of the more liquid, higher grade revenue sectors, such as essential service water, education and special tax bonds, was not rewarded, as these bonds lagged their higher yielding alternatives. Elsewhere an underweight to both state and local general obligation bonds, as well as lower-income-producing US Treasury-backed pre-refunded bonds, contributed to results, as they lagged the benchmark.

PACE Select Advisors Trust – PACE Municipal Fixed Income Investments

Investment Sub-Advisor:

Standish Mellon Asset Management Company LLC ("Standish")

Portfolio Manager:

Christine L. Todd

Objective:

High current income exempt from federal income tax

Investment process:

In deciding which securities to buy for the Portfolio, Standish seeks to identify undervalued sectors or geographical regions of the municipal market, or undervalued individual securities. To do this, Standish uses credit research and valuation analysis, and monitors the relationship of the municipal yield curve to the Treasury yield curve. Standish may also make modest duration adjustments based on economic analyses and interest rate forecasts. Standish generally sells securities if it identifies more attractive investment opportunities within its investment criteria that may improve the Portfolio's return. Standish also may sell securities with weakening credit profiles or to adjust the average duration of the Portfolio.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub-Advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Sub-Advisor's comments – concluded

Despite concerns over well-publicized financial and economic troubles in Detroit and Puerto Rico, which caused turbulence for those jurisdictions' bonds, state and local tax collections nationally remained in an upswing. Security selection among state general obligation bonds, namely from California, contributed to results, as tax revenues among states were bolstered by economic growth trends and a recovering labor market. From a quality return perspective, an underweight to lower investment grade A-rated and BBB-rated revenue bonds detracted from performance, as investors' search for yield drove stronger returns versus the highest rated AAA segment.

Portfolio duration was modestly long versus the benchmark. This was beneficial as interest rates declined during the period. Amid a persistent reach for yield, the longest maturity bonds produced the strongest total returns during the period as the yield curve flattened. Tactical yield curve positioning, with an overweight emphasis toward 10-year maturities was additive for results. Finally, maintaining a yield or income advantage versus the benchmark, helped by heavier exposure to longer-term bonds, was a key driver of returns.

No derivatives were used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high current income exempt from federal income taxes. Investors should be able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/15	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	3.51%	6.52%	4.24%	3.79%
Class C2	3.24%	5.98%	3.72%	3.27%
Class Y3	3.63%	6.78%	4.50%	4.04%
Class P4	3.63%	6.70%	4.51%	4.04%
After deducting maximum sales charge
Class A1	(1.14)%	1.74%	3.29%	3.31%
Class C2	2.49%	5.23%	3.72%	3.27%
Barclays US Municipal 3-15 Year Blend Index[5]	3.70%	7.00%	4.88%	4.69%
Lipper Intermediate Municipal Debt Funds median	3.38%	6.25%	4.30%	3.87%

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/14	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	1.90%	6.43%	4.03%	3.62%
Class C2	1.64%	5.90%	3.51%	3.11%
Class Y3	2.03%	6.70%	4.30%	3.88%
Class P4	2.03%	6.62%	4.29%	3.88%
After deducting maximum sales charge
Class A1	(2.67)%	1.67%	3.07%	3.15%
Class C2	0.89%	5.15%	3.51%	3.11%

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2014 prospectuses, were as follows: Class A—0.92% and 0.90%; Class C—1.43% and 1.40%; Class Y—0.72% and 0.65%; and Class P—0.68% and 0.65% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2015 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) could not exceed Class A—0.90%; Class C—1.40%; Class Y—0.65%; and Class P—0.65% The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Barclays US Municipal 3-15 Year Blend Index is an unmanaged total return performance benchmark for the tax-exempt bond market. The Index includes municipal bonds with an effective maturity between 2 and 17 years that have at least one year to maturity and are investment grade. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015, there will be a reduction in the redemption holding period from 90 days to 30 days. Shares that an investor holds or purchases prior to implementation of this new holding period are subject to preexisting terms for the holding period as outlined in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	01/31/15
Weighted average duration	4.8 yrs.
Weighted average maturity	8.1 yrs.
Average coupon	5.02%
Net assets (mm)	$416.7
Number of holdings	163
Portfolio composition[1]	01/31/15
Municipal bonds and notes	98.8%
Tax-free money market fund	3.5
Cash equivalents and other assets less liabilities	(2.3)
Total	100.0%
Sectors[1]	01/31/15
Revenue	61.4%
General obligations	20.9
Lease revenue/special revenue	15.2
Pre-refunded	2.5
Total	100%
Top five states[1]	01/31/15
California	13.3%
New York	11.5
Texas	10.8
Illinois	10.6
Washington	6.0
Total	52.2%
Quality diversification[1,2]	01/31/15
AAA and agency backed securities	11.5%
AA	50.7
A	27.9
BBB	1.8
Non-rated	6.9
Tax-free money market fund	3.5
Cash equivalents and other assets less liabilities	(2.3)
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2015. The Portfolio is actively managed and its composition will vary over time.

2  Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Face amount	Value
Municipal bonds and notes—98.81%
Alabama—1.67%
Alabama Public School & College Authority Revenue Refunding Series B 5.000%, due 01/01/26	$3,750,000	$4,682,212
Birmingham Waterworks Board Water Revenue Series A (Assured Guaranty Insured) 5.000%, due 01/01/24	2,005,000	2,269,480
		6,951,692
Arizona—0.42%
Pima County Sewer Revenue System (AGM Insured) 5.000%, due 07/01/23	1,500,000	1,767,585
Arkansas—0.70%
University of Arkansas, (Fayetteville Campus), Series A 5.000%, due 11/01/29[1]	1,385,000	1,685,656
5.000%, due 11/01/30[1]	1,000,000	1,212,250
		2,897,906
California—13.30%
California State 5.000%, due 08/01/19	3,000,000	3,277,050
5.000%, due 09/01/23	1,000,000	1,232,320
5.000%, due 12/01/24	2,000,000	2,499,900
5.000%, due 09/01/25	1,725,000	1,987,890
5.250%, due 10/01/20	1,000,000	1,195,420
5.500%, due 04/01/21	3,000,000	3,564,780
California State Department of Water Resources Power Supply Revenue Series H (AGM Insured) 5.000%, due 05/01/22	1,400,000	1,595,594
Series L 5.000%, due 05/01/17	1,000,000	1,102,660
California State Economic Recovery Refunding Series A 5.000%, due 07/01/20	3,000,000	3,553,200
California State Public Works Board Lease Revenue (Judicial Council Project) Series A 5.000%, due 03/01/24	1,750,000	2,149,210
California State Public Works Board Lease Revenue Refunding Series H 5.000%, due 12/01/23	2,705,000	3,411,438
California Statewide Communities Development Authority Revenue Kaiser Permanente Series A 5.000%, due 04/01/19	3,000,000	3,493,530
California Statewide Communities Development Authority Revenue St. Joseph Series F (AGM Insured) 5.250%, due 07/01/18	1,500,000	1,707,240
	Face amount	Value
Municipal bonds and notes—(continued)
California—(concluded)
Los Angeles Department of Airports (Los Angeles International Airport) Series A 5.000%, due 05/15/32[2]	$2,000,000	$2,325,100
Los Angeles Department of Water & Power Revenue Power Systems Series B 5.000%, due 07/01/25	5,000,000	6,027,600
North Natomas Community Facilities District No. 4 Special Tax Series E 5.000%, due 09/01/19	1,385,000	1,599,024
Northern California Power Agency Refunding (Hydroelectric Project 1) Series A 5.000%, due 07/01/28	1,845,000	2,163,742
Orange County Transportation Authority Toll Road Revenue Refunding (Senior Lien 91 Express Lanes)
5.000%, due 08/15/29	1,000,000	1,195,450
San Diego Public Facilities Financing Authority Sewer Revenue Senior Series A 5.000%, due 05/15/25	2,500,000	2,928,450
San Francisco City and County Airports Community International Airport Revenue San Francisco International Airport 5.000%, due 05/01/17[2]	3,715,000	4,086,686
Stockton Unified School District (AGM Insured) 5.000%, due 07/01/23	1,270,000	1,538,325
University of California Revenue Series Q 5.250%, due 05/15/23	2,500,000	2,797,625
		55,432,234
Colorado—3.17%
Colorado Health Facilities Authority Revenue Boulder Community Hospital Project Series A 4.000%, due 10/01/18	1,500,000	1,651,440
Denver City & County Airport Revenue Series A 5.500%, due 11/15/19[2]	2,500,000	2,974,675
Subseries A 5.500%, due 11/15/26[2]	7,000,000	8,603,770
		13,229,885
Connecticut—0.55%
Hartford County Metropolitan District Revenue (Green Bonds) Series A 5.000%, due 11/01/29	1,870,000	2,297,781

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Face amount	Value
Municipal bonds and notes—(continued)
District of Columbia—0.58%
Metropolitan Washington, Airport Authority Airport System Revenue Series A 5.000%, due 10/01/22[2]	$2,000,000	$2,433,320
Florida—5.62%
Broward Port Facilities Revenue Refunding Series B 5.000%, due 09/01/21[2]	2,000,000	2,373,440
Citizens Property Insurance Corp. Senior Secured Coastal Series A-1 5.000%, due 06/01/19	2,000,000	2,315,860
Citizens Property Insurance Corp. Senior Secured High Risk Account 5.500%, due 06/01/17	2,835,000	3,145,177
Florida State Board of Education Lottery Revenue Refunding Series E 5.000%, due 07/01/19	1,000,000	1,173,450
Florida State Municipal Power Agency Revenue All Requirements Power Series A 5.250%, due 10/01/20	1,555,000	1,842,846
5.250%, due 10/01/21	2,000,000	2,301,440
Florida Turnpike Authority Revenue Series A 5.000%, due 07/01/25	3,000,000	3,692,910
JEA Electric System Revenue Series A 5.000%, due 10/01/24	1,200,000	1,481,700
Lakeland Energy System Revenue Refunding Series B (AGM Insured) 5.000%, due 10/01/17	2,000,000	2,222,500
Orlando & Orange County Expressway Authority Expressway Revenue Junior Lien (NATL-RE-IBC/FGIC Insured) 8.250%, due 07/01/16	2,595,000	2,879,179
		23,428,502
Georgia—0.49%
Municipal Electric Authority of Georgia Project One Subseries D 5.750%, due 01/01/19	1,750,000	2,040,308
Illinois—10.63%
Chicago O'Hare International Airport Revenue Refunding General Third Lien Series B (NATL-RE Insured) 5.250%, due 01/01/18	1,000,000	1,126,910
Chicago O'Hare International Airport Revenue Refunding General Senior Lien Series A 5.000%, due 01/01/18[2]	2,000,000	2,228,380
Chicago O'Hare International Airport Revenue Series A 5.000%, due 01/01/23[2]	1,150,000	1,354,803
Chicago Wastewater Transmission Revenue Second Lien 5.000%, due 01/01/25	1,000,000	1,204,070
	Face amount	Value
Municipal bonds and notes—(continued)
Illinois—(concluded)
Cook County Forest Preservation District (AMBAC Insured) 5.000%, due 11/15/19	$5,180,000	$6,052,364
Illinois Development Finance Authority Revenue School District Program School District No. U-46 (AGM Insured) 5.150%, due 01/01/19	2,000,000	2,282,580
Illinois Finance Authority Revenue Advocate Health Care Network 5.000%, due 06/01/27	3,000,000	3,526,560
Illinois Finance Authority Revenue University of Chicago Series A 5.000%, due 10/01/29	2,440,000	2,841,844
Illinois Health Facilities Authority Revenue Evangelical Hospital Series A (Escrowed to Maturity) 6.750%, due 04/15/17	420,000	449,799
Illinois Toll Highway Authority Toll Highway Revenue Refunding Senior Series A-1 5.000%, due 01/01/25	1,250,000	1,441,950
Railsplitter Tobacco Settlement Authority 5.500%, due 06/01/23	6,115,000	7,315,925
6.000%, due 06/01/28	2,500,000	2,994,025
Regional Transportation Authority Series A (AGM Insured) 5.750%, due 06/01/18	3,000,000	3,480,120
Springfield Electric Revenue Senior Lien Electric 5.000%, due 03/01/16	2,000,000	2,095,800
University of Illinois, (Auxiliary Facilities System), Series A 5.000%, due 04/01/27	4,000,000	4,729,840
University of Illinois, Series A 5.000%, due 04/01/30	1,000,000	1,178,560
		44,303,530
Indiana—1.82%
Indiana State Finance Authority Environmental Facilities Revenue Refunding Industrial Power & Light Co. Series C 4.900%, due 01/01/16	3,500,000	3,643,395
Indiana University Revenues Student Fees Series S 5.000%, due 08/01/19	1,185,000	1,358,342
Indianapolis Local Public Improvement Bond Bank Airport Authority Series F (AMBAC Insured) 5.000%, due 01/01/22[2]	2,450,000	2,599,401
		7,601,138

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Face amount	Value
Municipal bonds and notes—(continued)
Kansas—0.42%
Kansas State Department of Transportation Highway Revenue Refunding (Libor Index) Series B-5 0.514%, due 09/01/19[3]	$1,750,000	$1,744,575
Kentucky—0.60%
Pikeville Hospital Revenue Refunding & Improvement (Pikeville Medical Center) 6.000%, due 03/01/22	2,055,000	2,520,992
Louisiana—2.33%
East Baton Rouge Sewerage Commission Revenue Refunding Series B 5.000%, due 02/01/28	1,000,000	1,225,660
State of Louisiana State Highway Improvement Revenue Series A 5.000%, due 06/15/29	3,500,000	4,263,070
Tobacco Settlement Funding Corp., (Asset-Backed Refunding Bonds), Series A 5.000%, due 05/15/27	4,000,000	4,235,840
		9,724,570
Maryland—1.45%
Maryland Health & Higher Educational Facilities Authority Revenue Peninsula Regional Medical Center 5.000%, due 07/01/32[1]	1,500,000	1,762,035
State of Maryland Second Series C 5.250%, due 08/01/20	3,500,000	4,285,015
		6,047,050
Massachusetts—5.41%
Commonwealth of Massachusetts Federal Highway Grant Anticipation Notes (Accelerated Bridge Program), Series A, 5.000%, due 06/15/23	2,500,000	3,081,425
Massachusetts Bay Transportation Authority Massachusetts Sales Tax Revenue Series B 5.250%, due 07/01/21	1,000,000	1,243,590
Massachusetts Educational Financing Authority, Series K 5.000%, due 07/01/22[2]	2,500,000	2,898,825
Massachusetts Health & Educational Facilities Authority Revenue Massachusetts Institute of Technology Series M 5.250%, due 07/01/29	1,000,000	1,367,650
Massachusetts Health & Educational Facilities Authority Revenue Partners Healthcare Systems Series G-5 5.000%, due 07/01/19	1,000,000	1,105,370
	Face amount	Value
Municipal bonds and notes—(continued)
Massachusetts—(concluded)
Massachusetts State College Building Authority Revenue Refunding Series B 5.000%, due 05/01/29	$2,500,000	$2,961,300
Massachusetts State School Building Authority Dedicated Sales Tax Revenue Series B 5.000%, due 08/15/28	3,000,000	3,633,870
Massachusetts State Series B 5.000%, due 08/01/22	5,000,000	6,258,250
		22,550,280
Michigan—2.73%
Detroit Sewer Disposal Revenue Senior Lien Series A (AGM Insured) 5.250%, due 07/01/19	2,500,000	2,891,300
Michigan State Finance Authority Revenue Refunding (Unemployment Obligation Assessment) Series B 5.000%, due 07/01/21	4,000,000	4,557,720
Michigan State Finance Authority Revenue Refunding Senior Lien (Detroit Water And Sewerage) Series C-3 (AGM Insured) 5.000%, due 07/01/30	1,500,000	1,736,550
Wayne County Airport Authority Revenue Refunding Detroit Metropolitan Airport Series A 5.000%, due 12/01/16[2]	1,500,000	1,612,860
Series D 5.000%, due 12/01/17	510,000	567,625
		11,366,055
Missouri—3.02%
City of Kansas City, Missouri Airport Revenue Series A 5.000%, due 09/01/23[2]	5,000,000	5,832,750
Missouri State Health & Educational Facilities Authority Health Facilities Revenue SSM Health Care Series A 5.000%, due 06/01/27	1,500,000	1,814,070
Missouri State Health & Educational Facilities Authority Health Facilities Revenue St. Lukes Health Systems Series A (AGM Insured) 5.000%, due 11/15/16	2,000,000	2,158,920
5.000%, due 11/15/17	2,500,000	2,788,725
		12,594,465
Nebraska—1.49%
City of Lincoln, Nebraska Electric System Revenue 5.000%, due 09/01/22	3,790,000	4,711,084

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Face amount	Value
Municipal bonds and notes—(continued)
Nebraska—(concluded)
Nebraska Public Power District Series A-1 5.000%, due 01/01/30[1]	$1,245,000	$1,512,040
		6,223,124
Nevada—1.18%
Las Vegas Valley Water District Refunding & Improvement Series A 5.000%, due 02/01/17	1,500,000	1,633,545
Las Vegas Valley Water District Series B 5.000%, due 06/01/25	2,700,000	3,264,597
		4,898,142
New Jersey—1.51%
New Jersey Economic Development Authority Water Facilities Revenue Refunding American Water Co. Series C 5.100%, due 06/01/23[2]	1,000,000	1,145,780
New Jersey Health Care Facilities Financing Authority Revenue Refunding (Virtua Health) 5.000%, due 07/01/25	1,500,000	1,828,290
New Jersey State Higher Education Assistance Authority Revenue, Series 1A 5.000%, due 12/01/18[2]	1,000,000	1,133,100
Rutgers State University Revenue, Series J 5.000%, due 05/01/19	1,860,000	2,167,328
		6,274,498
New Mexico—0.90%
New Mexico Municipal Energy Acquisition Authority Gas Supply Revenue Subseries B 0.764%, due 02/01/19[3]	1,000,000	1,003,160
0.864%, due 11/01/39[3]	2,750,000	2,760,285
		3,763,445
New York—11.47%
Metropolitan Transportation Authority New York Dedicated Tax Fund Subseries B-1 5.000%, due 11/15/29	2,500,000	2,997,000
Metropolitan Transportation Authority Revenue Transportation Series B 5.000%, due 11/15/27	2,090,000	2,526,079
Series D 5.000%, due 11/15/23	1,400,000	1,560,286
Series G 5.000%, due 11/15/18	2,500,000	2,872,900
	Face amount	Value
Municipal bonds and notes—(continued)
New York—(concluded)
New York City Health & Hospital Corp. Revenue Health System Series A 5.000%, due 02/15/22	$3,500,000	$4,113,165
New York City Municipal Finance Authority Water & Sewer Systems Revenue Refunding Series DD 5.000%, due 06/15/29	1,500,000	1,832,670
New York City Municipal Water Finance Authority Water & Sewer Systems Revenue (Second General Resolution) Series HH 5.000%, due 06/15/29	2,500,000	2,957,975
New York City Series B 5.000%, due 08/01/17	1,750,000	1,937,215
Series E 5.000%, due 08/01/24	3,065,000	3,771,145
Series H 5.000%, due 08/01/25	2,990,000	3,700,902
New York City Transitional Finance Authority Future Tax Secured Revenue Series B 5.000%, due 02/01/23	2,500,000	2,986,075
Subseries I 5.000%, due 05/01/23	2,435,000	3,047,013
New York State Dorm Authority State Personal Income Tax Revenue General Purpose Series C 5.000%, due 03/15/25	2,320,000	2,759,640
New York State Thruway Authority General Revenue Junior Indebtedness Series A 5.000%, due 05/01/19	3,000,000	3,468,570
New York State Thruway Authority General Revenue Series I 5.000%, due 01/01/20	1,500,000	1,773,855
Port Authority of New York & New Jersey Revenue Consolidated (One Hundred Eighty-Fifth) 5.000%, due 09/01/22[2]	2,400,000	2,918,832
Tobacco Settlement Funding Corp., (Asset-Backed Revenue Bonds), Series B 5.000%, due 06/01/20	1,000,000	1,063,030
Triborough Bridge & Tunnel Authority Revenue Subseries 2003B-2 0.463%, due 01/01/33[3]	1,500,000	1,498,830
		47,785,182
North Carolina—0.89%
North Carolina Capital Improvement Obligations Series C 5.000%, due 05/01/30	1,000,000	1,177,210

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Face amount	Value
Municipal bonds and notes—(continued)
North Carolina—(concluded)
University of North Carolina Chapel Hill Revenue Series A 5.000%, due 12/01/27	$2,160,000	$2,533,399
		3,710,609
Ohio—0.83%
Kent State University Revenue General Receipts Series B (Assured Guaranty Insured) 5.000%, due 05/01/21	3,000,000	3,464,640
Pennsylvania—2.42%
Allegheny County Port Authority Special Revenue Refunding Transportation 5.000%, due 03/01/25	1,000,000	1,164,670
Pennsylvania Economic Development Financing Authority Unemployment Compensation Revenue Series B 5.000%, due 01/01/22	1,750,000	1,934,397
Pennsylvania Intergovernmental Cooperative Authority Special Tax Revenue Refunding Philadelphia Funding Program 5.000%, due 06/15/17	2,000,000	2,209,640
Pennsylvania State Higher Educational Facilities Authority Revenue University of Pennsylvania Series A 5.000%, due 09/01/17	1,150,000	1,282,055
Philadelphia School District Refunding Series E 5.000%, due 09/01/18	1,000,000	1,133,590
University of Pittsburgh of the Commonwealth System of Higher Education Capital Project Series B 5.500%, due 09/15/21	2,000,000	2,367,960
		10,092,312
Rhode Island—1.05%
Rhode Island Health & Educational Building Corp. Higher Educational Facilities Revenue (Brown University) 5.000%, due 09/01/22	3,500,000	4,378,990
South Carolina—1.27%
Columbia Waterworks & Sewer Systems Refunding 5.000%, due 02/01/28	2,500,000	2,965,500
Richland County School District No. 002 Series A (SCSDE Insured) 5.000%, due 02/01/21	2,000,000	2,312,260
		5,277,760
	Face amount	Value
Municipal bonds and notes—(continued)
Tennessee—1.44%
Metropolitan Government of Nashville & Davidson County, Series D 5.000%, due 07/01/23	$5,000,000	$5,981,000
Texas—10.83%
Arlington Independent School District School Building Bond, Series A (PSF-GTD) 5.000%, due 02/15/25	1,400,000	1,727,082
5.000%, due 02/15/26	1,295,000	1,585,637
Central Texas Turnpike System Series C 5.000%, due 08/15/31[1]	2,000,000	2,313,560
City of Brownsville, Texas Utilities System Revenue Series A 5.000%, due 09/01/28	2,225,000	2,645,436
Clifton Higher Education Finance Corp. Revenue Refunding Idea Public Schools (PSF-GTD) 5.000%, due 08/15/28	1,100,000	1,341,428
Cypress-Fairbanks Independent School District (PSF-GTD) 5.000%, due 02/15/25	2,500,000	3,084,075
Dickinson Independent School District (PSF-GTD) 5.000%, due 02/15/30	2,500,000	3,032,250
EL Paso County Hospital District 5.000%, due 08/15/29	2,000,000	2,319,020
Harris County Hospital District Revenue Refunding Senior Lien Series A (NATL-RE Insured) 5.000%, due 02/15/18	1,675,000	1,802,819
Harris County Metropolitan Transportation Authority Sales & Use Tax Revenue Contractual Obligations 5.000%, due 11/01/23	2,000,000	2,514,500
Harris County Metropolitan Transportation Authority Sales & Use Tax Revenue Series A 5.000%, due 11/01/29	2,000,000	2,376,000
Houston Utility System Revenue First Lien Series D 5.000%, due 11/15/29	2,000,000	2,390,260
Lower Colorado River Authority Refunding LCRA Transmission Services (BHAC Insured) 5.000%, due 05/15/20	1,765,000	1,998,280
North Texas Health Facilities Development Corp. Hospital Revenue United Regional Health Care Systems (AGM Insured) 5.000%, due 09/01/21	1,450,000	1,596,479
5.000%, due 09/01/22	1,400,000	1,538,782

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Face amount	Value
Municipal bonds and notes—(continued)
Texas—(concluded)
San Antonio Electric & Gas Refunding Series A 5.000%, due 02/01/17	$1,295,000	$1,412,016
San Antonio Texas Refunding & Improvement 5.000%, due 02/01/20	4,370,000	5,221,014
Socorro Independent School District Refunding Series A (PSF-GTD) 5.000%, due 08/15/28	3,885,000	4,793,624
University of Texas University Revenues Refunding Financing System Series D Unrefunded Balance 5.000%, due 08/15/17	195,000	212,761
West Travis County Public Utility Agency Revenue 5.500%, due 08/15/24	1,000,000	1,210,140
		45,115,163
Utah—0.41%
Intermountain Power Agency Power Supply Revenue Refunding, Subseries A 5.000%, due 07/01/17	1,500,000	1,658,280
Utah State Housing Finance Agency Single-Family Mortgage Series G-3, Class III 5.700%, due 07/01/15[2]	35,000	35,120
		1,693,400
Washington—5.98%
County of King, Washington Sewer Revenue 5.000%, due 07/01/33[1]	4,555,000	5,492,055
Energy Northwest Electric Revenue Refunding (Project 1), Series A 5.000%, due 07/01/17	3,500,000	3,872,015
Energy Northwest Electric Revenue Unrefunded (Columbia Station), Series A 5.000%, due 07/01/21	1,375,000	1,464,416
5.000%, due 07/01/23	1,715,000	1,824,571
Port of Seattle Revenue Refunding 5.500%, due 12/01/22[2]	500,000	613,710
Seattle Municipal Lighting & Power Revenue Refunding & Improvement Series A 5.000%, due 02/01/22	2,500,000	2,997,550
	Face amount	Value
Municipal bonds and notes—(concluded)
Washington—(concluded)
Washington State Public Power Supply Systems Nuclear Project No. 1 Revenue Refunding Series B 7.125%, due 07/01/16	$3,000,000	$3,285,720
Washington State Series A-Various Purpose 5.000%, due 07/01/17	2,130,000	2,358,038
5.000%, due 07/01/20	2,625,000	3,000,926
		24,909,001
Wisconsin—2.23%
Wisconsin Health & Educational Facilities Authority Revenue (Aspirus, Inc. Obligated Group) 5.000%, due 08/15/27	1,000,000	1,177,210
Wisconsin Health & Educational Facilities Authority Revenue (Aurora Health Care, Inc.) Series A 5.125%, due 04/15/31	3,000,000	3,460,650
Wisconsin Health & Educational Facilities Authority Revenue (Unitypoint Health) Series A 5.000%, due 12/01/26	1,175,000	1,424,394
WPPI Energy Power Supply Revenue Series A 5.000%, due 07/01/32	2,760,000	3,232,898
		9,295,152
Total municipal bonds and notes (cost—$385,628,799)		411,794,286
Tax-free money market fund—3.47%
State Street Global Advisors Tax Free Money Market Fund (cost—$14,457,969)	14,457,969	14,457,969
Total investments (cost—$400,086,768)—102.28%		426,252,255
Liabilities in excess of other assets—(2.28)%		(9,513,085)
Net assets—100.00%		$416,739,170

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 230.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$26,287,522
Gross unrealized depreciation	(122,035)
Net unrealized appreciation	$26,165,487

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2015 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Municipal bonds and notes	$—	$411,794,286	$—	$411,794,286
Tax-free money market fund	—	14,457,969	—	14,457,969
Total	$—	$426,252,255	$—	$426,252,255

At January 31, 2015, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

1  Security purchased on a when-issued basis. When-issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

2  Security subject to Alternative Minimum Tax.

3  Variable or floating rate security. The interest rate shown is the current rate as of January 31, 2015 and changes periodically.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Performance

For the six months ended January 31, 2015, the Portfolio's Class P shares declined 1.77% before the deduction of the maximum PACE Select program fee.1 In comparison, the Barclays Global Aggregate ex US Index (the "benchmark") declined 8.67%, the Barclays Global Aggregate ex USD 50% Hedged Index returned -1.69% and the Lipper International Income Funds category posted a median return of -2.68%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 92. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments2

The Portfolio outperformed its benchmark during the reporting period. The Portfolio was underweight US interest rates and overweight European interest rates during the period. This positioning added value as rates fell more in Europe than in the US. The Portfolio was also overweight the emerging markets, particularly Mexican local bonds. This was beneficial for performance, as rates in Mexico fell in tandem with the US. However, the Portfolio's underweights in Japan and the UK detracted from results, as their interest rates also declined. The Portfolio was underweight duration overall, which was a headwind for performance.

From a currency perspective, the portfolio was overweight the US dollar versus the Japanese yen, British pound and euro. This was a significant contributor to performance, as these currencies fell against the US dollar. Elsewhere, a decline in the New Zealand dollar, in which the Portfolio was underweight, was offset by a decline in the Canadian dollar, in which the Portfolio was overweight.

The Portfolio's overweight to credit detracted from results, as both investment grade and high yield corporate bonds underperformed the Treasury component of the benchmark. The Portfolio's external emerging market bonds also underperformed during the reporting period.

PACE Select Advisors Trust – PACE International Fixed Income Investments

Investment Sub-Advisor:

Rogge Global Partners plc ("Rogge Global Partners")

Portfolio Managers:

Olaf Rogge, John Graham, Malie Conway, David Jacob and Jonathan Griggs

Objective:

High total return

Investment process:

Rogge Global Partners seeks to invest the Portfolio's assets in fixed income securities of financially healthy issuers, because it believes that these investments produce the highest bond and currency returns over time. In deciding which fixed income securities to buy for the Portfolio, Rogge Global Partners uses a top-down analysis to find value across countries and to forecast interest and currency-exchange rates over a one-year horizon in those countries. Rogge Global Partners generally sells securities that no longer meet these selection criteria or when it identifies more attractive investment opportunities, and may also sell securities to adjust the average duration of the Portfolio.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub-Advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Sub-Advisor's comments – concluded

During the reporting period, interest rate futures were used to take positions in various government bond markets, hedge interest rate exposure and take yield curve positions. Overall, the use of these derivative instruments contributed to performance.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging markets than in more developed countries.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/15	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(1.87)%	1.79%	1.73%	2.88%
Class C2	(2.02)%	1.40%	1.26%	2.38%
Class Y3	(1.77)%	2.03%	1.95%	3.16%
Class P4	(1.77)%	2.01%	1.95%	3.11%
After deducting maximum sales charge
Class A1	(6.29)%	(2.81)%	0.80%	2.41%
Class C2	(2.74)%	0.66%	1.26%	2.38%
Barclays Global Aggregate ex US Index[5]	(8.67)%	(5.61)%	1.07%	2.83%
Barclays Global Aggregate ex USD 50% Hedged Index[6]	(1.69)%	1.54%	3.04%	3.86%
Lipper International Income Funds median	(2.68)%	1.90%	2.64%	4.08%

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/14	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(1.91)%	2.82%	1.73%	2.77%
Class C2	(2.15)%	2.23%	1.24%	2.27%
Class Y3	(1.81)%	2.96%	1.95%	3.06%
Class P4	(1.81)%	3.04%	1.95%	3.01%
After deducting maximum sales charge
Class A1	(6.31)%	(1.85)%	0.80%	2.30%
Class C2	(2.87)%	1.49%	1.24%	2.27%

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2014 prospectuses, were as follows: Class A—1.28% and 1.22%; Class C—1.76% and 1.70%; Class Y—1.07% and 1.00%; and Class P—1.10% and 1.00% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to (1) waive its management fees through November 30, 2015 to the extent necessary to reflect the lower sub-advisory fee paid by UBS Global AM to Rogge Global Partners plc, the Portfolio's investment advisor; and (2) waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2015 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.25%; Class C—1.75%; Class Y—1.00%; and Class P—1.00% The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses (pursuant to item (2)) to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Barclays Global Aggregate ex US Index is an unmanaged index which provides a broad-based measure of the global investment grade fixed income markets excluding the US dollar denominated debt market. The two major components of this Index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The Index also includes Global Treasury, Eurodollar, Euro-Yen, Canadian, and investment grade 144A index-eligible securities not already in the three regional aggregate indices. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The Barclays Global Aggregate ex USD 50% Hedged Index, is an index which provides a broad-based measure of the global investment grade fixed income markets excluding US dollar-denominated debt and provides 50% of its currency exposure in the US dollar. The other major currency exposures in this index are the Euro, the Japanese yen and, to a lesser extent, the British pound and the Canadian dollar. The two major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate indices. The index also includes Canadian, Euro-yen, and other non-USD-denominated investment grade aggregate index eligible securities not already in the indices already noted. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015, there will be a reduction in the redemption holding period from 90 days to 30 days. Shares that an investor holds or purchases prior to implementation of this new holding period are subject to preexisting terms for the holding period as outlined in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	01/31/15
Weighted average duration	7.1 yrs.
Weighted average maturity	10.3 yrs.
Average coupon	3.88%
Net assets (mm)	$578.2
Number of holdings	167
Portfolio composition[1]	01/31/15
Long-term global debt securities	92.3%
US government obligation	2.3
Futures and forward foreign currency contracts	1.4
Cash equivalents and other assets less liabilities	4.0
Total	100.0%
Quality diversification[1,2]	01/31/15
AAA	5.1%
AA	7.1
A	24.9
BBB	15.7
BB	4.6
B	1.1
Non-rated	36.1
Futures and forward foreign currency contracts	1.4
Cash equivalents and other assets less liabilities	4.0
Total	100.0%
Top five countries of incorporation[1]	01/31/15
United States	22.0%
United Kingdom	11.9
Japan	10.2
France	8.9
Italy	8.9
Total	61.9%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2015. The Portfolio is actively managed and its composition will vary over time.

2  Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Face amount		Value
Long-term global debt securities—92.30%
Australia—0.73%
Australia & New Zealand Banking Group Ltd. 5.125%, due 09/10/19[1]	EUR	1,800,000	$2,407,580
Westpac Banking Corp. 3.625%, due 02/28/23[1,2]	USD	1,750,000	1,814,547
			4,222,127
Belgium—1.53%
Anheuser-Busch InBev SA 6.500%, due 06/23/17[1]	GBP	1,400,000	2,365,521
Belgium Government Bond 4.250%, due 09/28/22[1]	EUR	4,400,000	6,466,233
			8,831,754
Canada—2.63%
Canadian Government Bond 5.750%, due 06/01/33	CAD	3,760,000	4,835,833
Cards II Trust 3.333%, due 05/15/16	CAD	2,300,000	1,861,177
Royal Bank of Canada 1.400%, due 10/13/17	USD	2,450,000	2,458,061
Toronto-Dominion Bank 1.400%, due 04/30/18	USD	6,050,000	6,038,015
			15,193,086
Chile—0.29%
Banco Santander Chile 3.875%, due 09/20/22[3]	USD	1,650,000	1,683,165
Denmark—0.42%
Denmark Government Bond 1.500%, due 11/15/23	DKK	14,450,000	2,441,441
Finland—0.46%
Finland Government Bond 3.500%, due 04/15/21[1,3]	EUR	1,950,000	2,662,955
France—8.86%
BNP Paribas Home Loan Covered Bonds SA 2.200%, due 11/02/15[3]	USD	6,600,000	6,685,734
BNP Paribas SA 2.375%, due 09/14/17	USD	5,700,000	5,830,137
4.250%, due 10/15/24	USD	2,950,000	3,113,191
BPCE SA 4.625%, due 07/30/15[2,4]	EUR	1,100,000	1,250,768
Electricite de France SA 2.750%, due 03/10/23[1]	EUR	2,900,000	3,779,366
France Government Bond OAT 2.250%, due 05/25/24	EUR	7,750,000	10,160,326
3.250%, due 10/25/21	EUR	5,200,000	7,055,816
4.750%, due 04/25/35	EUR	3,300,000	6,139,051
Numericable-SFR 5.375%, due 05/15/22[1]	EUR	950,000	1,135,226
Republic of France 4.000%, due 04/25/55	EUR	450,000	889,448
	Face amount		Value
Long-term global debt securities—(continued)
France—(concluded)
Societe Generale SA 2.750%, due 10/12/17	USD	4,150,000	$4,277,550
5.200%, due 04/15/21[1]	USD	800,000	929,178
			51,245,791
Germany—1.54%
Bundesrepublik Deutschland 5.500%, due 01/04/31	EUR	3,450,000	6,802,881
Trionista Holdco GmbH 5.000%, due 04/30/20[1]	EUR	800,000	939,572
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 4.000%, due 01/15/25[1]	EUR	1,000,000	1,167,301
			8,909,754
Hungary—0.37%
Hungary Government International Bond 5.375%, due 03/25/24	USD	1,900,000	2,163,017
Indonesia—0.75%
Indonesia Government International Bond 3.375%, due 04/15/23[1]	USD	4,450,000	4,344,312
Ireland—0.90%
Ardagh Packaging Finance PLC/ Ardagh Holdings USA, Inc. 4.250%, due 01/15/22[3]	EUR	1,000,000	1,124,350
German Residential Funding PLC 1.231%, due 08/27/24[1,2]	EUR	1,944,559	2,249,013
Willow No.2 Ireland PLC for Zurich Insurance Co. Ltd. 3.375%, due 06/27/22[1]	EUR	1,350,000	1,797,148
			5,170,511
Italy—8.88%
Assicurazioni Generali SpA 2.875%, due 01/14/20[1]	EUR	100,000	124,245
Buoni Poliennali Del Tesoro 4.500%, due 02/01/20[1]	EUR	7,200,000	9,576,883
4.750%, due 09/01/21	EUR	3,700,000	5,119,633
Enel SpA 6.500%, due 01/10/74[1,2]	EUR	900,000	1,144,534
Intesa Sanpaolo SpA 4.375%, due 10/15/19[1]	EUR	1,200,000	1,565,179
Italy Buoni Poliennali Del Tesoro 3.250%, due 09/01/46[1,3]	EUR	1,600,000	2,014,889
3.750%, due 09/01/24	EUR	2,000,000	2,689,603
4.500%, due 03/01/24	EUR	4,950,000	6,991,090
4.750%, due 09/15/16	EUR	7,050,000	8,528,932
4.750%, due 09/01/44[1,3]	EUR	2,700,000	4,358,444
5.000%, due 09/01/40[1]	EUR	4,000,000	6,509,431
Telecom Italia SpA 5.250%, due 02/10/22[1]	EUR	850,000	1,120,209

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Face amount		Value
Long-term global debt securities—(continued)
Italy—(concluded)
UniCredit SpA 3.375%, due 01/11/18[1]	EUR	1,300,000	$1,571,029
			51,314,101
Japan—10.18%
Development Bank of Japan 2.300%, due 03/19/26	JPY	500,000,000	5,172,256
Government of Japan 2.200%, due 09/20/26	JPY	1,016,100,000	10,415,774
2.300%, due 06/20/35	JPY	1,177,000,000	12,247,505
2.300%, due 12/20/36	JPY	480,000,000	4,993,422
Japan Government Thirty Year Bond 2.000%, due 09/20/41	JPY	882,600,000	8,778,943
Mizuho Bank Ltd. 1.300%, due 04/16/17[3]	USD	5,900,000	5,874,512
Sumitomo Mitsui Banking Corp. 3.200%, due 07/18/22	USD	2,600,000	2,716,792
The Bank of Tokyo-Mitsubishi UFJ Ltd. 1.450%, due 09/08/17[3]	USD	6,000,000	5,986,278
3.750%, due 03/10/24[3]	USD	2,500,000	2,674,845
			58,860,327
Liberia—0.07%
Royal Caribbean Cruises Ltd. 5.250%, due 11/15/22	USD	350,000	373,625
Luxembourg—0.39%
KION Finance SA 6.750%, due 02/15/20[1]	EUR	950,000	1,160,539
Wind Acquisition Finance SA 4.000%, due 07/15/20[1]	EUR	1,000,000	1,118,813
			2,279,352
Malaysia—0.28%
Malaysia Government Bond, Series 0111 4.160%, due 07/15/21	MYR	5,800,000	1,635,247
Mexico—4.95%
BBVA Bancomer SA/Texas 6.500%, due 03/10/21[1]	USD	350,000	385,875
Cemex SAB de CV 5.875%, due 03/25/19[1]	USD	1,350,000	1,348,312
Mexican Bonos 6.500%, due 06/10/21	MXN	48,430,000	3,507,607
6.500%, due 06/09/22	MXN	157,500,000	11,435,899
8.000%, due 12/07/23	MXN	129,000,000	10,304,286
8.500%, due 05/31/29	MXN	19,200,000	1,645,196
			28,627,175
Netherlands—5.38%
ABN AMRO Bank N.V. 4.250%, due 02/02/17[1]	USD	4,000,000	4,228,196
6.375%, due 04/27/21[1]	EUR	1,100,000	1,572,326
	Face amount		Value
Long-term global debt securities—(continued)
Netherlands—(concluded)
Deutsche Telekom International Finance BV 2.250%, due 03/06/17[3]	USD	2,650,000	$2,702,799
EDP Finance BV 2.625%, due 01/18/22[1]	EUR	500,000	581,667
4.125%, due 01/15/20[3]	USD	800,000	819,006
Enel Finance International N.V. 1.966%, due 01/27/25	EUR	1,014,000	1,195,532
5.000%, due 09/14/22[1]	EUR	1,100,000	1,592,214
ING Bank N.V. 3.750%, due 03/07/17[3]	USD	3,150,000	3,312,052
6.125%, due 05/29/23[2]	EUR	1,450,000	1,877,896
Linde Finance BV 3.125%, due 12/12/18	EUR	2,050,000	2,568,757
Netherlands Government Bond 4.000%, due 01/15/37[1]	EUR	1,900,000	3,516,034
Rabobank 3.875%, due 02/08/22	USD	3,700,000	4,030,399
Samvardhana Motherson Automotive Systems Group BV 4.125%, due 07/15/21[1]	EUR	1,050,000	1,171,182
Telefonica Europe BV 5.875%, due 03/31/24[1,2,4]	EUR	800,000	1,022,794
UPC Holding BV 6.750%, due 03/15/23[3]	EUR	750,000	926,571
			31,117,425
Norway—0.14%
DnB Bank ASA 4.375%, due 02/24/21[1]	EUR	570,000	782,729
Poland—0.23%
Poland Government Bond 5.750%, due 09/23/22	PLN	3,850,000	1,327,737
Russia—0.17%
Russian Foreign Bond 5.000%, due 04/29/20[1]	USD	1,100,000	973,401
South Korea—2.21%
Korea Treasury Bond 3.000%, due 09/10/24	KRW	4,709,000,000	4,584,410
5.750%, due 09/10/18	KRW	7,924,710,000	8,176,962
			12,761,372
Spain—7.02%
BBVA Senior Finance SAU 2.375%, due 01/22/19[1]	EUR	2,000,000	2,410,185
Iberdrola Finanzas SAU 4.125%, due 03/23/20	EUR	1,800,000	2,384,059
Santander International Debt SAU 4.000%, due 01/24/20[1]	EUR	1,900,000	2,490,251
Spain Government Bond 3.800%, due 04/30/24[1,3]	EUR	2,150,000	2,929,417
4.250%, due 10/31/16	EUR	7,600,000	9,173,012

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Face amount		Value
Long-term global debt securities—(continued)
Spain—(concluded)
4.400%, due 10/31/23[1,3]	EUR	2,250,000	$3,174,921
4.900%, due 07/30/40	EUR	1,250,000	2,082,590
5.150%, due 10/31/44[1,3]	EUR	3,700,000	6,480,757
5.850%, due 01/31/22	EUR	6,350,000	9,438,937
			40,564,129
Sweden—2.37%
Government of Sweden 3.500%, due 06/01/22	SEK	18,225,000	2,700,226
4.250%, due 03/12/19	SEK	14,830,000	2,106,003
Nordea Bank AB 3.125%, due 03/20/17[3]	USD	5,200,000	5,401,958
Swedbank AB 2.125%, due 09/29/17[3]	USD	3,450,000	3,508,546
			13,716,733
United Kingdom—11.91%
Anglian Water Services Finance PLC 6.250%, due 06/27/16	EUR	1,900,000	2,325,847
Arkle Master Issuer PLC 3.986%, due 08/17/17[1]	GBP	1,050,000	1,689,702
4.681%, due 02/17/17[1]	GBP	700,000	1,127,479
Barclays Bank PLC 5.140%, due 10/14/20	USD	1,100,000	1,233,258
BAT International Finance PLC 3.625%, due 11/09/21[1]	EUR	1,050,000	1,413,605
Coventry Building Society 2.250%, due 12/04/17[1]	EUR	4,200,000	4,980,204
HSBC Holdings PLC 4.250%, due 03/14/24	USD	2,700,000	2,887,280
Hutchison Whampoa International 14 Ltd. 1.625%, due 10/31/17[3]	USD	3,450,000	3,435,842
Lloyds TSB Bank PLC 6.500%, due 03/24/20[1]	EUR	1,400,000	1,959,068
Rio Tinto Finance USA PLC 2.000%, due 03/22/17	USD	1,550,000	1,576,686
Royal Bank of Scotland PLC 6.125%, due 01/11/21	USD	1,500,000	1,812,804
Silverstone Master Issuer PLC 5.063%, due 10/21/16[1]	GBP	1,300,000	2,086,596
Taurus 2013 GMF1 PLC, Class A 1.131%, due 05/21/24[1,2]	EUR	1,167,304	1,323,011
United Kingdom Gilt 3.250%, due 01/22/44[1]	GBP	2,950,000	5,596,950
4.500%, due 09/07/34[1]	GBP	6,100,000	13,134,549
United Kingdom Gilt Inflation Linked[5] 1.875%, due 11/22/22[1]	GBP	10,014,342	18,795,690
United Kingdom Treasury Bonds 4.250%, due 12/07/55[1]	GBP	1,420,000	3,480,624
			68,859,195
	Face amount		Value
Long-term global debt securities—(continued)
United States—19.64%
ABB Treasury Center USA, Inc. 2.500%, due 06/15/16[3]	USD	2,350,000	$2,402,995
Access Midstream Partners LP/ACMP Finance Corp. 4.875%, due 03/15/24	USD	1,400,000	1,431,500
Activision Blizzard, Inc. 5.625%, due 09/15/21[3]	USD	1,350,000	1,446,188
AES Corp. 3.234%, due 06/01/19[2]	USD	1,450,000	1,428,250
American Express Credit Corp. 2.375%, due 03/24/17	USD	7,400,000	7,610,759
American International Group, Inc. 4.875%, due 06/01/22	USD	1,150,000	1,320,167
AT&T, Inc. 2.400%, due 03/15/24	EUR	900,000	1,116,138
2.500%, due 03/15/23	EUR	1,300,000	1,623,556
Bank of America Corp. 2.000%, due 01/11/18	USD	3,850,000	3,874,367
Branch Banking & Trust Co. 3.800%, due 10/30/26	USD	1,600,000	1,716,158
Capital One NA/Mclean VA 1.500%, due 09/05/17	USD	1,800,000	1,801,634
Caterpillar Financial Services Corp. 1.000%, due 03/03/17	USD	2,900,000	2,908,944
CCO Holdings LLC/CCO Holdings Capital Corp. 6.625%, due 01/31/22	USD	950,000	1,004,625
CenturyLink, Inc. 5.800%, due 03/15/22	USD	1,000,000	1,052,500
Cisco Systems, Inc. 1.100%, due 03/03/17	USD	2,800,000	2,820,765
Citigroup Commercial Mortgage Trust 2014-388G, Class A 0.917%, due 06/15/33[2,3]	USD	1,800,000	1,797,464
Commercial Mortgage Pass-Through Certificates, Series 2012-9W57, Class A 2.365%, due 02/10/29[3]	USD	1,000,000	1,023,767
Constellation Energy Group, Inc. 5.150%, due 12/01/20	USD	2,600,000	2,969,520
Daimler Finance North America LLC 1.125%, due 03/10/17[3]	USD	2,850,000	2,852,645
DB Master Finance LLC, Series 2015-1A, Class A2I 3.262%, due 02/20/45[3]	USD	2,850,000	2,879,782
Duke Energy Corp. 2.100%, due 06/15/18	USD	550,000	562,555
3.050%, due 08/15/22	USD	1,150,000	1,198,829
Florida Power & Light Co. 2.750%, due 06/01/23	USD	1,150,000	1,183,739

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Face amount		Value
Long-term global debt securities—(continued)
United States—(continued)
Ford Credit Auto Owner Trust, Series 2014-2, Class A 2.310%, due 04/15/26[3]	USD	2,950,000	$3,010,242
Ford Motor Credit Co. LLC 1.684%, due 09/08/17	USD	2,850,000	2,851,721
5.000%, due 05/15/18	USD	1,500,000	1,640,271
General Electric Capital Corp. 6.000%, due 08/07/19	USD	2,250,000	2,661,583
General Motors Co. 4.875%, due 10/02/23	USD	1,400,000	1,527,442
GRACE 2014-GRCE Mortgage Trust, Class A 3.369%, due 06/10/28[3]	USD	2,200,000	2,341,431
Hilton USA Trust, Series 2013-HLT 2.662%, due 11/05/30[3]	USD	2,980,000	2,997,615
International Lease Finance Corp. 8.875%, due 09/01/17	USD	1,100,000	1,248,500
JBS USA LLC/JBS USA Finance, Inc. 7.250%, due 06/01/21[1]	USD	750,000	763,635
JPMorgan Chase & Co. 1.350%, due 02/15/17	USD	1,750,000	1,755,245
3.125%, due 01/23/25	USD	4,350,000	4,384,804
Morgan Stanley 5.500%, due 07/28/21	USD	2,400,000	2,789,258
Morgan Stanley Capital I Trust 2014-CPT, Class A 3.350%, due 07/13/29[3]	USD	3,850,000	4,093,193
New York Life Global Funding 1.650%, due 05/15/17[3]	USD	2,700,000	2,740,068
OBP Depositor LLC Trust, Series 2010-OBP, Class A 4.646%, due 07/15/45[3]	USD	1,348,000	1,529,001
PPL Capital Funding, Inc. 3.950%, due 03/15/24	USD	700,000	762,018
Prudential Financial, Inc. 3.500%, due 05/15/24	USD	2,950,000	3,093,140
Regency Energy Partners LP/Regency Energy Finance Corp. 8.375%, due 06/01/19[3]	USD	1,050,000	1,106,438
Reliance Holding USA, Inc. 5.400%, due 02/14/22[3]	USD	2,300,000	2,546,221
Reynolds Group Issuer, Inc. 7.875%, due 08/15/19	USD	1,000,000	1,056,250
Roche Holdings, Inc. 6.500%, due 03/04/21[1]	EUR	2,000,000	3,071,821
	Face amount		Value
Long-term global debt securities—(concluded)
United States—(concluded)
Sempra Energy 3.550%, due 06/15/24	USD	2,900,000	$3,075,653
SunTrust Banks, Inc. 2.350%, due 11/01/18	USD	1,900,000	1,937,027
Synchrony Financial 1.875%, due 08/15/17	USD	1,750,000	1,757,567
2.700%, due 02/03/20	USD	1,300,000	1,309,660
The Goldman Sachs Group, Inc. 5.750%, due 01/24/22	USD	2,350,000	2,788,024
UnitedHealth Group, Inc. 2.750%, due 02/15/23	USD	1,500,000	1,534,983
Verizon Communications, Inc. 2.375%, due 02/17/22	EUR	800,000	991,878
Wells Fargo & Co. 4.100%, due 06/03/26	USD	3,950,000	4,181,521
			113,573,057
Total long-term global debt securities (cost—$542,254,254)			533,633,518
US government obligation—2.33%
United States—2.33%
US Treasury Bill 0.044%, due 04/23/15[6] (cost—$13,448,653)	USD	13,450,000	13,449,772
Repurchase agreement—2.06%
Repurchase agreement dated 01/30/15 with State Street Bank and Trust Co., 0.000% due 02/02/15, collateralized by $6,658,513 Federal Home Loan Mortgage Corp. obligations, 2.080% due 10/17/22 and $5,629,507 Federal National Mortgage Association obligations, 2.170% to 2.200% due 10/17/22; (value—$12,184,023); proceeds: $11,945,000 (cost—$11,945,000)		11,945,000	11,945,000
Total investments (cost—$567,647,907)—96.69%			559,028,290
Other assets in excess of liabilities—3.31%			19,138,945
Net assets—100.00%			$578,167,235

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of Investments as well as the tables that follow, please refer to page 230.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$16,533,196
Gross unrealized depreciation	(25,152,813)
Net unrealized depreciation	$(8,619,617)

Futures contracts

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
Interest rate futures buy contracts:
73	AUD	Australian Bond 10 Year Futures	March 2015	$7,211,514	$7,489,404	$277,890
154	CAD	Canada Government Bond 10 Year Futures	March 2015	16,499,826	17,655,403	1,155,577
98	EUR	German Euro BOBL Futures	March 2015	14,329,891	14,494,755	164,864
47	EUR	German Euro Bund Futures	March 2015	8,194,011	8,465,201	271,190
67	EUR	German Euro Buxl 30 Year Futures	March 2015	11,212,742	12,749,560	1,536,818
250	EUR	German Euro Schatz Futures	March 2015	31,333,983	31,422,466	88,483
108	GBP	United Kingdom Long Gilt Bond Futures	March 2015	19,381,172	20,149,897	768,725
42	JPY	Japan Government Bond 10 Year Futures	March 2015	52,569,386	52,980,158	410,772
				$160,732,525	$165,406,844	$4,674,319
				Proceeds
US Treasury futures sell contracts:
4	USD	US Long Bond Futures	March 2015	$562,492	$605,125	$(42,633)
214	USD	US Treasury Note 2 Year Futures	March 2015	46,842,213	47,029,844	(187,631)
310	USD	US Treasury Note 5 Year Futures	March 2015	36,877,222	37,616,563	(739,341)
798	USD	US Treasury Note 10 Year Futures	March 2015	100,909,434	104,438,250	(3,528,816)
				$185,191,361	$189,689,782	$(4,498,421)
						$175,898

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
CSI	EUR	830,396	CZK	22,900,000	03/10/15	$(5,983)
CSI	EUR	5,622,376	JPY	826,983,998	02/17/15	689,319
CSI	EUR	11,517,000	USD	13,317,844	02/17/15	302,025
CSI	JPY	1,394,964,285	USD	11,634,303	02/17/15	(246,550)
DB	EUR	5,214,282	USD	6,259,920	02/17/15	367,053
DB	EUR	5,301,745	USD	5,974,960	02/17/15	(16,752)
DB	JPY	390,903,975	USD	3,270,000	02/17/15	(59,313)
DB	KRW	4,189,094,000	USD	3,786,923	03/10/15	(38,232)
DB	MYR	2,770,000	USD	821,106	03/10/15	59,783
DB	USD	9,482,891	EUR	7,959,156	02/17/15	(487,933)
DB	USD	3,954,187	GBP	2,609,000	02/17/15	(24,874)
DB	USD	1,224,665	NOK	8,728,000	02/17/15	(95,426)
DB	USD	749,782	SGD	976,779	03/10/15	(28,293)
DB	USD	839,452	TRY	1,898,000	03/10/15	(69,639)

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

Forward foreign currency contracts—(concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
DB	USD	1,123,052	ZAR	12,530,000	03/10/15	$(53,006)
GSI	DKK	1,271,822	EUR	171,044	02/17/15	75
GSI	EUR	4,927,430	AUD	7,273,946	02/17/15	88,948
GSI	EUR	3,012,348	CHF	3,622,530	02/17/15	543,844
GSI	EUR	56,614,544	USD	68,595,554	02/17/15	4,613,212
GSI	GBP	24,651,818	USD	38,556,183	02/17/15	1,429,041
GSI	NOK	3,742,747	EUR	430,382	02/17/15	2,150
GSI	NZD	29,236,515	USD	22,536,091	02/17/15	1,294,634
GSI	SEK	14,460,825	EUR	1,558,581	02/17/15	13,504
GSI	USD	2,152,271	EUR	1,824,522	02/17/15	(90,307)
GSI	USD	24,756,736	JPY	2,949,987,890	02/17/15	368,190
JPMCB	CZK	6,400,000	EUR	232,122	03/10/15	1,724
JPMCB	KRW	3,650,000,000	USD	3,275,828	03/10/15	(57,068)
JPMCB	MXN	371,315,973	USD	26,789,138	03/10/15	2,073,656
JPMCB	USD	17,380,834	CAD	19,822,841	02/17/15	(1,784,381)
JPMCB	USD	4,620,759	EUR	3,772,438	02/17/15	(357,377)
JPMCB	USD	5,917,764	GBP	3,895,829	02/17/15	(50,408)
JPMCB	USD	817,396	MXN	11,994,533	03/10/15	(19,017)
JPMCB	USD	13,101,692	NZD	17,394,937	02/17/15	(463,600)
						$7,898,999

Affiliated issuer activity

The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2015. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/14	Purchases during the six months ended 01/31/15	Sales during the six months ended 01/31/15	Value at 01/31/15	Net income earned from affiliate for the six months ended 01/31/15
UBS Private Money Market Fund LLC	$1,325,980	$6,683,733	$8,009,713	$—	$15

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2015 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Long-term global debt securities	$—	$533,633,518	$—	$533,633,518
US government obligation	—	13,449,772	—	13,449,772
Repurchase agreement	—	11,945,000	—	11,945,000
Futures contracts	4,674,319	—	—	4,674,319
Forward foreign currency contracts	—	11,847,158	—	11,847,158
Total	$4,674,319	$570,875,448	$—	$575,549,767

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—January 31, 2015 (unaudited)

Fair valuation summary—(concluded)

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Liabilities
Futures contracts	$(4,498,421)	$—	$—	$(4,498,421)
Forward foreign currency contracts	—	(3,948,159)	—	(3,948,159)
Total	$(4,498,421)	$(3,948,159)	$—	$(8,446,580)

At January 31, 2015, there were no transfers between Level 1 and Level 2.

Investments by type of issuer

	Percentage of total investments
	Long-term	Short-term
Government and other public issuers	46.76%	2.41%
Repurchase agreement	—	2.14
Banks and other financial institutions	27.69	—
Industrial	21.00	—
	95.45%	4.55%

Portfolio footnotes

1  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At January 31, 2015, the value of these securities amounted to 27.05% of net assets.

2  Variable or floating rate security. The interest rate shown is the current rate as of January 31, 2015 and changes periodically.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 17.04% of net assets as of January 31, 2015, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

4  Perpetual investment. The maturity date reflects the next call date.

5  Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer's country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.

6  Rates shown are the discount rates at date of purchase.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE High Yield Investments

Performance

For the six months ended January 31, 2015, the Portfolio's Class P shares declined 3.67% before the deduction of the maximum PACE Select program fee.1 In comparison, the BofA Merrill Lynch Global High Yield Index (Hedged in USD) (the "benchmark") declined 1.78%, and the Lipper High Yield Funds category posted a median return of -1.57%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 103. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments2

The Portfolio underperformed its benchmark during the reporting period. Our positioning emphasized credit risk and de-emphasized interest rate risk. From a regional standpoint, we maintained an overweight in US high yield and held underweights in European high yield and emerging markets high yield corporates. Our overweight to non-US-dollar financials and underweight to emerging markets debt contributed to returns during the reporting period. Additionally, opportunistic investments in Ford Motor Company and the sovereign debt of Portugal proved beneficial to results.

Conversely, our underweight to non-US-dollar industrials and idiosyncratic or security-specific risk across both developed and developing markets were negative for results. Leading detractors included Grupo Virgolino de Oliveira, one of Brazil's oldest and largest sugar and ethanol producers, and OAS S.A., a Brazilian engineering and infrastructure company. During the reporting period, we introduced incremental beta into the Portfolio by focusing on spread duration, or longer duration bonds. (Beta is a measure of volatility or risk relative to the market as a whole.) This allowed us to participate in a flattening of the credit curves. In order to express a negative view on the front end of the US yield curve, we held a short position in two-year Treasury futures. Although the two-year Treasury rate increased over the period, the cost to hedge the Portfolio partially offset the benefit from owning longer spread duration bonds.

PACE Select Advisors Trust – PACE High Yield Investments

Investment Sub-Advisor:

MacKay Shields LLC ("MacKay Shields")

Portfolio Managers:

Dan Roberts, Taylor Wagenseil, Michael Kimble and Lou Cohen

Objective:

Total return

Investment process:

MacKay Shields attempts to deliver attractive risk-adjusted returns by avoiding most of the unusually large losses in the high yield market, even if it means giving up much of the large potential gains. MacKay Shields believes that there is a very small subset of bonds that delivers outsized gains in the market. Due to the limited upside inherent in most bonds, over time, outsized gains are expected to be smaller than unusually large losses. By attempting to limit the Portfolio's participation in the extremes of the market, MacKay Shields strives to add value over a market cycle with lower volatility. MacKay Shields seeks to do this through a rigorous process that attempts to screen out what it believes to be the riskiest issuers in the market.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub-Advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE High Yield Investments

Sub-Advisor's comments – concluded

Despite an uptick in global uncertainty, the US economy's growth trajectory continued to improve during the period. Although we believe market volatility is likely to persist in the near future, it has not deterred us from investing in the credit markets. In aggregate, we believe valuations in credit are reasonably attractive given a healthy economic and corporate backdrop. At the same time, we do not believe it is prudent to take on excessive risk at this stage in the cycle—a cycle that has been extended by ultra-accommodative central bank policy. Therefore, we will maintain our base case outlook for domestic growth, while emphasizing credit risk over interest rate risk.

Consistent with our guidelines and objectives, we used derivatives for hedging purposes. As previously mentioned, we held short positions in Treasury futures contracts to hedge interest rate risk. The cost of the hedge weighed on returns over the period. Currency forwards were used during the reporting period to hedge the currency exposure of the Portfolio into US dollars. While there is a cost inherent in hedging currency risk through the forward currency market, we do not take active currency risk in the portfolio. As the value of the underlying non-dollar denominated positions in the portfolio are taken into account, currency forwards neither meaningfully contributed nor detracted from performance.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The Portfolio seeks to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities rated below investment grade or considered to be of comparable quality (commonly referred to as "junk bonds"). These securities are subject to higher risks than investment grade securities, including greater price volatility and a greater risk of loss of principal and nonpayment of interest. Issuers of such securities are typically in poor financial health, and their ability to pay interest and principal is uncertain. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE High Yield Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/15	6 months	1 year	5 years	Since Inception[1]
Before deducting maximum sales charge
Class A2	(3.73)%	(0.57)%	7.07%	7.48%
Class C3	(4.02)%	(1.01)%	6.62%	12.31%
Class Y4	(3.66)%	(0.30)%	7.37%	14.70%
Class P5	(3.67)%	(0.32)%	7.32%	7.73%
After deducting maximum sales charge
Class A2	(8.06)%	(5.07)%	6.10%	6.92%
Class C3	(4.72)%	(1.71)%	6.62%	12.31%
BofA Merrill Lynch Global High Yield Index (Hedged in USD)[6]	(1.78)%	2.44%	8.91%	8.32%
Lipper High Yield Funds median	(1.57)%	1.32%	7.77%	6.64%

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/14	6 months	1 year	5 years	Since Inception[1]
Before deducting maximum sales charge
Class A2	(4.37)%	0.47%	7.69%	7.63%
Class C3	(4.57)%	0.03%	7.21%	12.61%
Class Y4	(4.30)%	0.74%	7.98%	15.03%
Class P5	(4.22)%	0.72%	7.94%	7.88%
After deducting maximum sales charge
Class A2	(8.69)%	(4.08)%	6.69%	7.06%
Class C3	(5.26)%	(0.68)%	7.21%	12.61%

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2014 prospectuses, were as follows: Class A—1.26% and 1.26%; Class C—1.72% and 1.72%; Class Y—1.00% and 1.00%; and Class P—1.10% and 1.03% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses through November 30, 2015 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.28%; Class C—1.78%; Class Y—1.03%; and Class P—1.03% The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Since inception returns are calculated as of commencement of issuance on April 10, 2006 for Class P shares, May 1, 2006 for Class A shares and January 21, 2009 for Class C shares. Class Y shares commenced issuance on April 3, 2006 and had fully redeemed by July 24, 2006 remaining inactive through December 25, 2008. The inception return of Class Y shares is calculated from December 26, 2008, which is the date the Class Y shares recommenced investment operations. Since inception returns for the Index and Lipper median are shown as of April 30, 2006, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

6  The BofA Merrill Lynch Global High Yield Index (Hedged in USD) is an unmanaged index which covers US dollar, Canadian dollar, sterling and euro-denominated fixed rate debt of corporate issuers domiciled in an investment grade rated country (i.e., BBB or higher foreign currency long-term debt rating). Individual bonds must be rated below investment grade (i.e., BB or lower based on a composite of Moody's and S&P) but not in default; and must have at least one year remaining term to maturity; a minimum face value outstanding of $100 million, C$100 million, 50 million pounds sterling or 100 million euros; and have available price quotations. New issues qualify for inclusion after they settle. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015, there will be a reduction in the redemption holding period from 90 days to 30 days. Shares that an investor holds or purchases prior to implementation of this new holding period are subject to preexisting terms for the holding period as outlined in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio statistics (unaudited)

Characteristics	01/31/15
Weighted average duration	3.9 yrs.
Weighted average maturity	4.3 yrs.
Average coupon	6.56%
Net assets (mm)	$435.7
Number of holdings	312
Portfolio composition[1]	01/31/15
Bonds and loan assignments	95.0%
Common stocks and warrants	0.8
Futures and forward foreign currency contracts	0.9
Cash equivalents and other assets less liabilities	3.3
Total	100.0%
Quality diversification[1,2]	01/31/15
BB & higher	47.6%
B	30.3
CCC & lower	12.1
Not rated	5.8
Futures and forward foreign currency contracts	0.9
Cash equivalents and other assets less liabilities	3.3
Total	100.0%
Asset allocation[1]	01/31/15
Corporate bonds	92.3%
Non-US government obligation	0.4
Loan assignments	1.5
Common stocks and warrants	0.8
Asset-backed securities	0.6
Collateralized mortgage obligations	0.2
Futures and forward foreign currency contracts	0.9
Cash equivalents and other assets less liabilities	3.3
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2015. The Portfolio is actively managed and its composition will vary over time.

2  Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Face amount[1]	Value
Corporate bonds—92.32%
Aerospace & defense—1.98%
Ducommun, Inc. 9.750%, due 07/15/18	635,000	$677,863
KLX, Inc. 5.875%, due 12/01/22[2]	2,070,000	2,044,125
Spirit AeroSystems, Inc. 5.250%, due 03/15/22	3,000,000	3,067,500
TransDigm, Inc. 6.000%, due 07/15/22	1,610,000	1,605,975
6.500%, due 07/15/24	1,200,000	1,215,000
		8,610,463
Agriculture—0.12%
Virgolino de Oliveira Finance Ltd. 10.875%, due 01/13/20[2,3]	1,180,000	471,996
11.750%, due 02/09/22[2]	1,610,000	64,400
		536,396
Airlines—0.76%
Continental Airlines Pass Through Trust 2003-ERJ1, Series RJ03 7.875%, due 07/02/18	463,564	489,060
Continental Airlines Pass Through Trust 2004-ERJ1, Series RJ04 9.558%, due 09/01/19	508,338	553,773
Continental Airlines Pass Through Trust 2005-ERJ1, Series ERJ1 9.798%, due 04/01/21	1,502,382	1,667,644
US Airways Pass Through Trust 2012-1, Class B 8.000%, due 10/01/19	537,277	605,780
		3,316,257
Auto & truck—2.06%
Ford Holdings, Inc. 9.300%, due 03/01/30	1,145,000	1,784,481
9.375%, due 03/01/20	644,000	832,344
Ford Motor Co. 6.625%, due 10/01/28	1,595,000	2,026,478
8.875%, due 01/15/22	1,000,000	1,330,675
9.215%, due 09/15/21	282,000	376,572
Navistar International Corp. 8.250%, due 11/01/21[4]	2,702,000	2,637,828
		8,988,378
Automotive parts—1.30%
Gajah Tunggal Tbk PT 7.750%, due 02/06/18[2]	1,650,000	1,588,455
Goodyear Tire & Rubber Co. 6.500%, due 03/01/21	400,000	429,500
7.000%, due 05/15/22	1,710,000	1,851,075
8.250%, due 08/15/20	420,000	447,300
MPG Holdco I, Inc. 7.375%, due 10/15/22[2]	1,305,000	1,357,200
		5,673,530
	Face amount[1]		Value
Corporate bonds—(continued)
Banking-non-US—8.06%
Banco Continental SAECA 8.875%, due 10/15/17[2]		1,500,000	$1,530,000
Banco do Brasil SA 5.875%, due 01/19/23[2,4]		1,900,000	1,915,684
Barclays Bank PLC 10.000%, due 05/21/21[5]	GBP	1,350,000	2,773,834
BBVA International Preferred SAU 5.919%, due 04/18/17[4,6,7]		1,500,000	1,530,000
Belfius Funding NV 1.257%, due 02/09/17[6]	GBP	2,350,000	3,451,083
Deutsche Postbank Funding Trust IV 5.983%, due 06/29/17[5,6,7]	EUR	2,150,000	2,562,150
HBOS Capital Funding LP 6.461%, due 11/30/18[5,6,7]	GBP	2,800,000	4,470,405
HBOS PLC 5.125%, due 10/14/15[6,7]	EUR	1,250,000	1,424,887
HSBC Holdings PLC 6.375%, due 09/17/24[6,7]		2,350,000	2,409,948
ICICI Bank Ltd. 6.375%, due 04/30/22[5,6]		2,800,000	2,863,000
National Capital Trust I 5.620%, due 12/17/18[5,6,7]	GBP	1,500,000	2,398,574
Royal Bank of Scotland PLC 9.500%, due 03/16/22[5,6]		2,750,000	3,106,837
Sberbank of Russia Via SB Capital SA 5.125%, due 10/29/22[5]		4,400,000	3,046,604
UT2 Funding PLC 5.321%, due 06/30/16	EUR	1,400,000	1,613,640
			35,096,646
Banking-US—2.37%
ABN Amro Bank NV 4.310%, due 03/10/16[6,7]	EUR	2,905,000	3,328,639
Dresdner Funding Trust I 8.151%, due 06/30/31[2]		1,600,000	1,904,000
Mellon Capital III 6.369%, due 09/05/66[6]	GBP	1,850,000	2,897,931
Wachovia Capital Trust III 5.570%, due 03/02/15[6,7]		750,000	735,697
Wells Fargo & Co. 5.900%, due 06/15/24[6,7]		1,430,000	1,469,325
			10,335,592
Broadcast—0.38%
Clear Channel Worldwide Holdings, Inc. 7.625%, due 03/15/20		127,000	132,080
7.625%, due 03/15/20		1,423,000	1,501,265
			1,633,345
Building & construction—1.84%
Beazer Homes USA, Inc. 8.125%, due 06/15/16		835,000	885,100

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Building & construction—(concluded)
K. Hovnanian Enterprises, Inc. 6.250%, due 01/15/16		315,000	$319,725
7.250%, due 10/15/20[2]		1,240,000	1,274,100
KB Home 7.500%, due 09/15/22		1,485,000	1,507,275
Pulte Group, Inc. 6.375%, due 05/15/33		567,000	586,845
7.875%, due 06/15/32		870,000	998,325
Shea Homes LP/Shea Homes Funding Corp. 8.625%, due 05/15/19		1,045,000	1,094,638
Standard Pacific Corp. 6.250%, due 12/15/21		1,335,000	1,361,700
			8,027,708
Building products—0.87%
Associated Materials LLC 9.125%, due 11/01/17		1,810,000	1,497,775
USG Corp. 5.875%, due 11/01/21[2]		1,235,000	1,281,313
8.375%, due 10/15/18[2,4]		210,000	219,450
9.750%, due 01/15/18[8]		690,000	791,775
			3,790,313
Building products-cement—0.13%
HeidelbergCement Finance BV 7.500%, due 04/03/20	EUR	395,000	579,697
Cable—1.23%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.750%, due 01/15/24		1,250,000	1,267,187
CCOH Safari LLC 5.500%, due 12/01/22		2,400,000	2,433,000
Dish DBS Corp. 5.875%, due 07/15/22		730,000	737,300
6.750%, due 06/01/21		835,000	907,019
			5,344,506
Car rental—1.15%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.125%, due 06/01/22[2]		1,600,000	1,604,000
5.500%, due 04/01/23		170,000	173,400
Hertz Corp. 5.875%, due 10/15/20		450,000	456,750
6.250%, due 10/15/22[4]		1,500,000	1,533,750
6.750%, due 04/15/19		300,000	309,000
7.375%, due 01/15/21[4]		885,000	933,587
			5,010,487
Chemicals—1.81%
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 8.875%, due 02/01/18		2,565,000	2,199,487
	Face amount[1]	Value
Corporate bonds—(continued)
Chemicals—(concluded)
Huntsman International LLC 5.125%, due 11/15/22[2]	3,450,000	$3,441,375
Momentive Performance Materials, Inc. 4.690%, due 04/24/22	685,000	534,300
10.000%, due 10/15/20[3,9]	685,000	1
Perstorp Holding AB 11.000%, due 08/15/17[5]	1,750,000	1,697,500
		7,872,663
Coal—0.39%
Alpha Natural Resources, Inc. 6.000%, due 06/01/19[4]	1,190,000	321,300
6.250%, due 06/01/21[4]	245,000	60,025
7.500%, due 08/01/20[2,4]	1,180,000	554,600
Arch Coal, Inc. 7.000%, due 06/15/19[4]	825,000	200,062
7.250%, due 10/01/20[4]	275,000	76,313
7.250%, due 06/15/21[4]	460,000	106,950
8.000%, due 01/15/19[2,4]	930,000	390,600
		1,709,850
Commercial services—0.66%
Iron Mountain, Inc. 5.750%, due 08/15/24	700,000	708,750
6.000%, due 08/15/23	1,790,000	1,875,025
8.375%, due 08/15/21	258,000	269,094
		2,852,869
Computer software & services—1.20%
NCR Corp. 4.625%, due 02/15/21	1,870,000	1,832,600
6.375%, due 12/15/23	1,100,000	1,149,500
Sungard Data Systems, Inc. 6.625%, due 11/01/19	2,225,000	2,236,125
		5,218,225
Consumer products—1.37%
Albea Beauty Holdings SA 8.375%, due 11/01/19[2]	1,800,000	1,899,000
Cosan Luxembourg SA 5.000%, due 03/14/23[2,4]	200,000	169,834
Service Corp. International 5.375%, due 05/15/24	2,300,000	2,392,460
TRI Pointe Holdings, Inc. 5.875%, due 06/15/24[2]	1,575,000	1,515,938
		5,977,232
Containers & packaging—1.45%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 6.750%, due 01/31/21[2,4]	3,050,000	2,989,000
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc. 7.000%, due 11/15/20[2]	290,294	285,577

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Containers & packaging—(concluded)
Owens-Brockway Glass Container, Inc. 5.000%, due 01/15/22[2]		985,000	$1,023,169
Rexam PLC 6.750%, due 06/29/67[5,6]	EUR	1,406,000	1,600,695
Sealed Air Corp. 5.250%, due 04/01/23[2]		425,000	439,875
			6,338,316
Diversified financial services—1.45%
Ally Financial, Inc. 8.000%, due 11/01/31		405,000	529,537
8.000%, due 11/01/31		895,000	1,155,669
Bank of America Corp. 8.000%, due 01/30/18[6,7]		345,000	369,323
First Data Corp. 10.625%, due 06/15/21		1,264,000	1,431,480
GE Capital Trust III 6.500%, due 09/15/67[5,6]	GBP	1,750,000	2,833,593
			6,319,602
Diversified manufacturing—0.83%
Bombardier, Inc. 6.000%, due 10/15/22[2,4]		925,000	871,812
6.125%, due 01/15/23[2,4]		725,000	685,125
7.500%, due 03/15/18[2]		270,000	273,375
7.750%, due 03/15/20[2]		1,770,000	1,777,744
			3,608,056
Electric utilities—0.21%
NRG Energy, Inc. 8.250%, due 09/01/20		865,000	916,900
Electric-generation—0.78%
Calpine Corp. 5.750%, due 01/15/25		3,150,000	3,213,000
Tenaska Alabama Partners LP 7.000%, due 06/30/21[2]		154,869	163,774
			3,376,774
Electronics—0.62%
Freescale Semiconductor, Inc. 5.000%, due 05/15/21[2,4]		1,875,000	1,917,188
6.000%, due 01/15/22[2]		757,000	802,420
			2,719,608
Finance-captive automotive—2.17%
Ausdrill Finance Pty Ltd. 6.875%, due 11/01/19[2]		880,000	695,200
Credit Agricole SA 7.875%, due 01/23/24[2,4,6,7]		2,000,000	2,065,030
8.375%, due 10/13/19[2,6,7]		765,000	887,400
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 5.875%, due 02/01/22		485,000	495,912
6.000%, due 08/01/20		3,130,000	3,274,293
	Face amount[1]		Value
Corporate bonds—(continued)
Finance-captive automotive—(concluded)
Schaeffler Finance BV 4.750%, due 05/15/21[2]		2,020,000	$2,035,150
			9,452,985
Finance-noncaptive consumer—0.42%
CIT Group, Inc. 5.000%, due 08/15/22		1,740,000	1,829,175
Finance-other—2.40%
BBVA Bancomer SA/Texas
6.750%, due 09/30/22[2]		1,550,000	1,739,487
Navient LLC 8.000%, due 03/25/20		2,000,000	2,220,000
8.450%, due 06/15/18		600,000	678,366
OneMain Financial Holdings, Inc. 7.250%, due 12/15/21[2]		1,460,000	1,507,450
Springleaf Finance Corp. 5.250%, due 12/15/19		545,000	544,346
6.000%, due 06/01/20		3,750,000	3,768,750
			10,458,399
Financial services—2.83%
Ageas Hybrid Financing SA 5.125%, due 06/20/16[5,6,7]	EUR	2,125,000	2,435,486
Assicurazioni Generali SpA 6.416%, due 02/08/22[6,7]	GBP	1,300,000	2,058,901
Banco de Bogota SA 5.375%, due 02/19/23[2]		2,200,000	2,251,700
Cemex Finance LLC 6.000%, due 04/01/24[2]		1,200,000	1,126,800
9.375%, due 10/12/22[2]		1,800,000	1,972,710
Milacron LLC/Mcron Finance Corp. 7.750%, due 02/15/21[2]		1,165,000	1,191,213
VTB Bank OJSC Via VTB Capital SA 6.950%, due 10/17/22[5]		2,000,000	1,305,000
			12,341,810
Food products—2.48%
HJ Heinz Co. 4.875%, due 02/15/25[2]		980,000	982,450
JBS USA LLC/JBS USA Finance, Inc. 5.875%, due 07/15/24[2]		500,000	482,255
8.250%, due 02/01/20[2]		1,685,000	1,774,094
Minerva Luxembourg SA 7.750%, due 01/31/23[2]		3,100,000	2,952,750
7.750%, due 01/31/23[5]		850,000	809,625
Premier Foods Finance PLC 6.500%, due 03/15/21[2]	GBP	1,300,000	1,813,400
Smithfield Foods, Inc. 6.625%, due 08/15/22		1,030,000	1,091,800
USJ Acucar e Alcool SA 9.875%, due 11/09/19[2]		1,800,000	900,000
			10,806,374

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Food-wholesale—0.44%
Barry Callebaut Services N.V. 5.500%, due 06/15/23[2]		1,625,000	$1,741,837
6.000%, due 07/13/17	EUR	140,000	175,311
			1,917,148
Gaming—3.65%
Caesars Entertainment Operating Co., Inc. 9.000%, due 02/15/20[4]		1,350,000	1,005,750
9.000%, due 02/15/20[4]		2,800,000	2,086,000
Isle of Capri Casinos, Inc. 7.750%, due 03/15/19		575,000	595,125
8.875%, due 06/15/20		3,295,000	3,484,462
MGM Resorts International 6.000%, due 03/15/23[4]		1,100,000	1,111,000
6.750%, due 10/01/20		2,683,000	2,837,273
7.750%, due 03/15/22		740,000	819,550
Mohegan Tribal Gaming Authority 9.750%, due 09/01/21[4]		1,330,000	1,349,950
Scientific Games International, Inc. 7.000%, due 01/01/22[2]		300,000	303,375
10.000%, due 12/01/22[2]		2,500,000	2,293,750
			15,886,235
Health care providers & services—5.88%
Alere, Inc. 6.500%, due 06/15/20		675,000	686,813
8.625%, due 10/01/18		1,240,000	1,286,500
CHS/Community Health Systems, Inc. 5.125%, due 08/01/21		1,805,000	1,874,944
DaVita HealthCare Partners, Inc. 5.750%, due 08/15/22		2,535,000	2,687,100
HCA, Inc. 5.000%, due 03/15/24		3,295,000	3,525,650
7.500%, due 02/15/22		2,750,000	3,222,725
Kinetic Concepts, Inc./KCI USA, Inc. 10.500%, due 11/01/18		800,000	878,000
Mallinckrodt International Finance SA/Mallinkrodt CB LLC 5.750%, due 08/01/22[2]		2,680,000	2,767,100
Multiplan, Inc. 6.625%, due 04/01/22[2]		2,745,000	2,847,937
Tenet Healthcare Corp. 5.500%, due 03/01/19[2]		1,200,000	1,219,500
8.125%, due 04/01/22		1,645,000	1,854,737
Valeant Pharmaceuticals International, Inc. 5.625%, due 12/01/21[2]		1,000,000	1,027,500
Valeant Pharmaceuticals, Inc. 7.500%, due 07/15/21[2]		1,595,000	1,746,525
			25,625,031
	Face amount[1]		Value
Corporate bonds—(continued)
Hotels, restaurants & leisure—0.18%
Caesars Entertainment Resort Properties LLC 8.000%, due 10/01/20[2]		795,000	$783,075
Insurance—3.46%
American International Group, Inc. 4.875%, due 03/15/67[6]	EUR	50,000	58,831
5.000%, due 04/26/23	GBP	750,000	1,339,610
Series A2 4.875%, due 03/15/67[6]	EUR	4,500,000	5,294,755
Series A3 5.750%, due 03/15/67[6]	GBP	600,000	940,162
Aviva PLC 6.875%, due 05/22/38[6]	EUR	1,200,000	1,574,654
Liberty Mutual Group, Inc. 7.800%, due 03/15/37[2]		2,000,000	2,350,000
Lincoln National Corp. 7.000%, due 05/17/66[6]		1,555,000	1,547,225
Scottish Widows PLC 5.500%, due 06/16/23[5]	GBP	1,185,000	1,990,666
			15,095,903
Machinery—0.81%
Mcron Finance Sub LLC/Mcron Finance Corp. 8.375%, due 05/15/19[2]		920,000	986,700
Sensata Technologies BV 4.875%, due 10/15/23[2]		1,835,000	1,862,525
Terex Corp. 6.000%, due 05/15/21		650,000	659,750
			3,508,975
Manufacturing-diversified—1.42%
Amsted Industries, Inc. 5.000%, due 03/15/22[2]		1,320,000	1,303,500
5.375%, due 09/15/24[2]		600,000	582,000
Gates Global LLC/Gates Global Co. 6.000%, due 07/15/22[2]		3,200,000	3,000,000
Kloeckner Pentaplast GmbH & Co. KG 11.625%, due 07/15/17[5]	EUR	1,050,000	1,288,634
			6,174,134
Media—1.66%
Clear Channel Worldwide Holdings, Inc. 6.500%, due 11/15/22		278,000	286,687
iHeartCommunications, Inc. 9.000%, due 03/01/21		3,265,000	3,167,050
9.000%, due 09/15/22[4]		1,100,000	1,064,250
Lamar Media Corp. 5.875%, due 02/01/22		1,350,000	1,404,000
TVN Finance Corp. III AB 7.375%, due 12/15/20[2]	EUR	400,000	499,799
Unify Germany Holdings BV 10.750%, due 11/15/15[5]	EUR	748,000	815,741
			7,237,527

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Metals—2.01%
Aleris International, Inc. 6.000%, due 06/01/20[3,9]		13,347	$10,679
7.625%, due 02/15/18		485,000	472,875
7.875%, due 11/01/20		2,680,000	2,599,600
Novelis, Inc. 8.375%, due 12/15/17		1,250,000	1,298,437
8.750%, due 12/15/20		935,000	1,002,788
Vedanta Resources PLC 7.125%, due 05/31/23[2,4]		2,200,000	1,864,500
8.250%, due 06/07/21[2,4]		1,700,000	1,521,500
			8,770,379
Metals & mining—1.45%
ArcelorMittal 7.250%, due 03/01/41[4]		1,665,000	1,708,706
7.500%, due 10/15/39		3,405,000	3,524,175
FMG Resources August 2006 Pty Ltd. 6.875%, due 02/01/18[2,4]		233,333	225,750
Glencore Finance Europe SA 6.500%, due 02/27/19	GBP	500,000	873,692
			6,332,323
Oil & gas—8.56%
AmeriGas Partners LP/AmeriGas Finance Corp. 6.500%, due 05/20/21		678,000	698,340
Berry Petroleum Co. 6.750%, due 11/01/20		2,320,000	1,705,200
California Resources Corp. 6.000%, due 11/15/24[2,4]		1,955,000	1,590,881
Chesapeake Energy Corp. 5.375%, due 06/15/21		1,000,000	1,007,500
6.250%, due 01/15/17	EUR	515,000	613,957
6.625%, due 08/15/20		3,040,000	3,256,600
Concho Resources, Inc. 5.500%, due 10/01/22		270,000	270,000
5.500%, due 04/01/23		290,000	290,000
6.500%, due 01/15/22		300,000	312,000
Denbury Resources, Inc. 4.625%, due 07/15/23		1,500,000	1,278,750
5.500%, due 05/01/22		1,200,000	1,056,000
Energy Transfer Equity LP 7.500%, due 10/15/20		1,650,000	1,835,955
EP Energy LLC/Everest Acquisition Finance, Inc. 9.375%, due 05/01/20		2,105,000	2,120,787
Ferrellgas LP/Ferrellgas Finance Corp. 6.500%, due 05/01/21		430,000	421,400
Hilcorp Energy I LP/Hilcorp Finance Co. 7.625%, due 04/15/21[2]		525,000	532,875
8.000%, due 02/15/20[2]		355,000	362,100
Kinder Morgan Inc. 5.000%, due 02/15/21[2]		3,370,000	3,589,714
	Face amount[1]	Value
Corporate bonds—(continued)
Oil & gas—(concluded)
Linn Energy LLC/Linn Energy Finance Corp. 6.250%, due 11/01/19	800,000	$610,000
6.500%, due 05/15/19[4]	800,000	622,000
6.500%, due 09/15/21[4]	435,000	319,725
7.750%, due 02/01/21	500,000	377,500
8.625%, due 04/15/20[4]	780,000	616,200
MarkWest Energy Partners LP/ MarkWest Energy Finance Corp. 5.500%, due 02/15/23	645,000	663,544
6.500%, due 08/15/21[4]	601,000	631,050
Pacific Rubiales Energy Corp. 5.125%, due 03/28/23[2]	2,300,000	1,276,500
Parker Drilling Co. 6.750%, due 07/15/22	880,000	633,600
Petroleos de Venezuela SA 9.000%, due 11/17/21[5]	5,110,000	1,784,668
Precision Drilling Corp. 6.500%, due 12/15/21	615,000	541,200
6.625%, due 11/15/20	855,000	772,706
Regency Energy Partners LP/ Regency Energy Finance Corp. 5.000%, due 10/01/22	500,000	522,500
5.500%, due 04/15/23	1,230,000	1,285,350
Samson Investment Co. 9.750%, due 02/15/20[8]	2,705,000	838,550
Swift Energy Co. 7.125%, due 06/01/17[4]	500,000	195,000
8.875%, due 01/15/20	1,520,000	532,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.250%, due 11/15/23	900,000	841,500
5.250%, due 05/01/23	1,465,000	1,457,675
Whiting Petroleum Corp. 5.750%, due 03/15/21	1,925,000	1,831,156
		37,294,483
Oil services—1.66%
Basic Energy Services, Inc. 7.750%, due 02/15/19[4]	1,320,000	924,000
7.750%, due 10/15/22	1,875,000	1,275,000
Cie Generale de Geophysique-Veritas 6.500%, due 06/01/21	1,750,000	1,338,750
CITGO Petroleum Corp. 6.250%, due 08/15/22[2]	2,205,000	2,138,850
Hornbeck Offshore Services, Inc. 5.000%, due 03/01/21	1,235,000	981,825
5.875%, due 04/01/20	650,000	554,125
		7,212,550

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Face amount[1]	Value
Corporate bonds—(continued)
Packaging—1.53%
Reynolds Group Issuer 8.250%, due 02/15/21[4]	1,550,000	$1,575,188
8.500%, due 05/15/18	1,765,000	1,800,300
9.875%, due 08/15/19	3,115,000	3,309,687
		6,685,175
Paper & forest products—0.70%
Fibria Overseas Finance Ltd. 5.250%, due 05/12/24	2,000,000	1,995,000
Stora Enso Oyj 7.250%, due 04/15/36[2]	1,000,000	1,055,000
		3,050,000
Pipelines—1.26%
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp. 4.750%, due 11/15/21	790,000	791,975
5.875%, due 08/01/23	2,045,000	2,065,450
6.625%, due 10/01/20	400,000	403,000
Georgian Oil and Gas Corp. 6.875%, due 05/16/17[2]	1,700,000	1,683,000
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II 6.500%, due 05/15/21	500,000	533,750
		5,477,175
Real estate investment trusts—0.46%
The Geo Group, Inc. 5.875%, due 10/15/24	1,960,000	2,018,800
Rental auto/equipment—0.59%
United Rentals North America, Inc. 6.125%, due 06/15/23	670,000	695,962
7.375%, due 05/15/20	275,000	295,969
7.625%, due 04/15/22	270,000	296,946
8.375%, due 09/15/20[4]	1,220,000	1,301,130
		2,590,007
Retail—0.51%
Suburban Propane Partners LP/ Suburban Energy Finance Corp. 5.500%, due 06/01/24	1,800,000	1,773,000
7.375%, due 08/01/21	436,000	461,070
		2,234,070
Steel—1.48%
AK Steel Corp. 7.625%, due 05/15/20[4]	1,850,000	1,595,625
7.625%, due 10/01/21	1,025,000	861,000
8.375%, due 04/01/22[4]	400,000	340,000
Severstal OAO Via Steel Capital SA 5.900%, due 10/17/22[2]	2,100,000	1,723,470
US Steel Corp. 7.000%, due 02/01/18[4]	1,170,000	1,222,650
7.500%, due 03/15/22[4]	700,000	707,000
		6,449,745
	Face amount[1]		Value
Corporate bonds—(continued)
Technology—0.59%
Zebra Technologies Corp. 7.250%, due 10/15/22[2]		2,385,000	$2,557,913
Telecom-integrated/services—1.45%
Hughes Satellite Systems Corp. 7.625%, due 06/15/21		1,088,000	1,183,200
Intelsat Luxembourg SA 8.125%, due 06/01/23[4]		5,090,000	5,140,900
			6,324,100
Telecommunication services—1.38%
Colombia Telecomunicaciones SA ESP 5.375%, due 09/27/22[2]		2,250,000	2,233,980
CommScope, Inc. 5.000%, due 06/15/21[2]		1,370,000	1,318,625
Virgin Media Finance PLC 6.375%, due 10/15/24[2]	GBP	1,500,000	2,440,046
			5,992,651
Telephone-integrated—2.38%
Frontier Communications Corp. 6.875%, due 01/15/25		850,000	861,688
7.000%, due 11/01/25		500,000	482,500
7.125%, due 01/15/23		700,000	726,250
Sprint Capital Corp. 6.875%, due 11/15/28		2,160,000	1,987,200
6.900%, due 05/01/19		3,225,000	3,277,406
8.750%, due 03/15/32		2,970,000	3,036,825
			10,371,869
Transportation—0.72%
Stena AB 5.875%, due 02/01/19[5]	EUR	650,000	771,225
6.125%, due 02/01/17[5]	EUR	1,500,000	1,771,444
Ukraine Railways via Shortline PLC 9.500%, due 05/21/18[2,4]		1,680,000	587,999
			3,130,668
Transportation services—1.19%
CHC Helicopter SA 9.250%, due 10/15/20[4]		2,740,500	2,411,640
Hapag-Lloyd AG 9.750%, due 10/15/17[2,4]		1,280,000	1,318,400
PHI, Inc. 5.250%, due 03/15/19		1,400,000	1,218,000
Teekay Corp. 8.500%, due 01/15/20[4]		195,000	216,450
			5,164,490
Wireless telecommunication services—3.58%
CenturyLink, Inc. 6.750%, due 12/01/23[4]		1,315,000	1,467,869
Comunicaciones Celulares SA 6.875%, due 02/06/24[2]		2,000,000	2,070,560
Sprint Corp. 7.875%, due 09/15/23		1,150,000	1,165,812

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Face amount[1]		Value
Corporate bonds—(concluded)
Wireless telecommunication services—(concluded)
Sprint Nextel Corp. 6.000%, due 11/15/22		1,250,000	$1,165,625
T-Mobile USA, Inc. 6.125%, due 01/15/22		1,375,000	1,414,531
6.375%, due 03/01/25		3,600,000	3,663,000
6.542%, due 04/28/20		1,350,000	1,398,519
6.625%, due 11/15/20		490,000	509,478
ViaSat, Inc. 6.875%, due 06/15/20		1,984,000	2,065,840
Windstream Corp. 6.375%, due 08/01/23		750,000	690,937
			15,612,171
Total corporate bonds (cost—$412,498,365)			402,238,753
Loan assignments[6]—1.46%
Airlines—0.45%
US Airways Group, Inc. Term Loan B1 3.500%, due 05/23/19		1,980,000	1,951,943
Broadcast—0.24%
Clear Channel Communications, Inc. Term Loan D 6.904%, due 01/30/19		1,136,165	1,057,917
Computer software & services—0.26%
Sungard Data Systems, Inc. Term Loan E 4.000%, due 03/08/20		1,127,229	1,122,303
Gaming—0.40%
Scientific Games International Term Loan B1 4.250%, due 10/18/20		1,782,000	1,757,498
Support-services—0.11%
Kar Auction Services, Inc. Term Loan B2 3.500%, due 03/11/21		496,250	487,258
Total loan assignments (cost—$6,435,734)			6,376,919
Non-US government obligation—0.44%
Hellenic Republic Government Bond 2.000%, due 02/24/24[5,8] (cost—$2,559,031)	EUR	2,950,000	1,904,308
Asset-backed securities—0.55%
Citigroup Mortgage Loan Trust, Inc., Series 2007-AHL2, Class A3A 0.238%, due 05/25/37[6]		206,130	131,888
Home Equity Loan Trust, Series 2007-FRE1, Class 2AV1 0.298%, due 04/25/37[6]		296,177	279,844
	Face amount[1]	Value
Asset-backed securities—(concluded)
HSI Asset Securitization Corp. Trust, Series 2007-NC1, Class A1 0.268%, due 04/25/37[6]	243,550	$236,571
Morgan Stanley Capital, Inc., Series 2006-HE6, Class A2B 0.268%, due 09/25/36[6]	281,438	156,622
Series 2006-HE8, Class A2B 0.268%, due 10/25/36[6]	171,905	105,483
Renaissance Home Equity Loan Trust, Series 2007-2, Class AF1 5.893%, due 06/25/37[8]	1,429,052	767,821
Soundview Home Equity Loan Trust, Series 2006-EQ2, Class A2 0.278%, due 01/25/37[6]	807,125	548,929
Series 2007-OPT1, Class 2A1 0.248%, due 06/25/37[6]	276,730	164,156
Total asset-backed securities (cost—$3,680,494)		2,391,314
Collateralized mortgage obligations—0.24%
Banc of America Mortgage Securities, Series 2005-J, Class 1A1 2.480%, due 11/25/35[6]	473,882	419,382
GSAA Home Equity Trust, Series 2006-14, Class A1 0.218%, due 09/25/36[6]	688,520	371,165
WaMu Mortgage Pass-Through Certificates, Series 2006-AR14, Class 1A1 1.955%, due 11/25/36[6]	292,145	257,720
Total collateralized mortgage obligations (cost—$1,454,547)		1,048,267
	Number of shares
Common stocks—0.39%
Automobiles—0.39%
General Motors Co.	46,008	1,500,781
Motors Liquidation Co. GUC Trust[10]	13,413	219,973
		1,720,754
Metals—0.00%†
Aleris International, Inc.*,3,9	15,446	155
Total common stocks (cost—$1,394,443)		1,720,909

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Number of warrants	Value
Warrants*—0.39%
Automobiles—0.39%
General Motors Co., strike price $10.00, expires 07/10/16	52,571	$1,207,030
General Motors Co., strike price $18.33, expires 07/10/19	30,621	474,626
Total warrants (cost—$1,449,555)		1,681,656
	Face amount[1]
Repurchase agreement—0.91%
Repurchase agreement dated 01/30/15 with State Street Bank and Trust Co., 0.000% due 02/02/15, collateralized by $2,218,018 Federal Home Loan Mortgage Corp. obligations, 2.080% due 10/17/22 and $1,875,245 Federal National Mortgage Association obligations, 2.170% to 2.200% due 10/17/22; (value—$4,058,621); proceeds: $3,979,000 (cost—$3,979,000)	3,979,000	3,979,000
	Number of shares	Value
Investment of cash collateral from securities loaned—8.88%
Money market fund—8.88%
UBS Private Money Market Fund LLC[11] (cost—$38,668,778)	38,668,778	$38,668,778
Total investments (cost—$472,119,947)—105.58%		460,009,904
Liabilities in excess of other assets—(5.58)%		(24,304,426)
Net assets—100.00%		$435,705,478

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 230.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$19,364,450
Gross unrealized depreciation	(31,474,493)
Net unrealized depreciation	$(12,110,043)

Futures contracts

Number of contracts	Currency		Expiration date	Proceeds	Current value	Unrealized depreciation
US Treasury futures sell contracts:
641	USD	US Treasury Note 2 Year Futures	March 2015	$140,297,497	$140,869,766	$(572,269)

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
JPMCB	EUR	27,107,000	USD	33,698,067	02/19/15	$3,062,829
JPMCB	GBP	21,542,000	USD	33,799,075	02/19/15	1,355,940
JPMCB	USD	301,479	EUR	242,000	02/19/15	(27,980)
JPMCB	USD	1,866,900	GBP	1,235,000	02/19/15	(6,940)
						$4,383,849

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2015 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2015 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$402,228,074	$10,679	$402,238,753
Loan assignments	—	6,376,919	—	6,376,919
Non-US government obligation	—	1,904,308	—	1,904,308
Asset-backed securities	—	2,391,314	—	2,391,314
Collateralized mortgage obligations	—	1,048,267	—	1,048,267
Common stocks	1,720,754	—	155	1,720,909
Warrants	1,681,656	—	—	1,681,656
Repurchase agreement	—	3,979,000	—	3,979,000
Investment of cash collateral from securities loaned	—	38,668,778	—	38,668,778
Forward foreign currency contracts	—	4,418,769	—	4,418,769
Total	$3,402,410	$461,015,429	$10,834	$464,428,673
Liabilities
Forward foreign currency contracts	$—	$(34,920)	$—	$(34,920)
Futures contracts	(572,269)	—	—	(572,269)
Total	$(572,269)	$(34,920)	$—	$(607,189)

At January 31, 2015, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Portfolio's investments that were fair valued using unobservable inputs (Level 3) for the six months ended January 31, 2015:

	Corporate bonds	Common stock	Total
Beginning balance	$11,295	$91,132	$102,427
Purchases	—	—	—
Sales	—	—	—
Accrued discounts/(premiums)	(50)	—	(50)
Total realized gain/(loss)	—	—	—
Net change in unrealized appreciation/depreciation	(566)	(90,977)	(91,543)
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Ending balance	$10,679	$155	$10,834

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2015 was $(91,543).

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	71.9%
Luxembourg	6.7
United Kingdom	4.0
Netherlands	2.5
Canada	2.1
Venezuela	1.4
Ireland	1.1

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2015 (unaudited)

Issuer breakdown by country or territory of origin—(concluded)

Percentage of total investments
Sweden	1.0%
Colombia	1.0
Jersey	1.0
France	0.9
Cayman Islands	0.9
India	0.6
Brazil	0.6
Germany	0.6
Italy	0.5
Belgium	0.4
Greece	0.4
Mexico	0.4
Georgia	0.4
Indonesia	0.3
Paraguay	0.3
Spain	0.3
Finland	0.2
Australia	0.2
Argentina	0.2
Marshall Islands	0.1
Total	100.0%

Portfolio footnotes

†  Amount represents less than 0.005%.

*  Non-income producing security.

1  In US Dollars unless otherwise indicated.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 26.22% of net assets as of January 31, 2015, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

3  Illiquid investment as of January 31, 2015.

4  Security, or portion thereof, was on loan at January 31, 2015.

5  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At January 31, 2015, the value of these securities amounted to 9.69% of net assets.

6  Variable or floating rate security. The interest rate shown is the current rate as of January 31, 2015 and changes periodically. The maturity date reflects earlier of reset date or stated maturity date.

7  Perpetual investment. Date shown reflects the next call date.

8  Step bond that converts to the noted fixed rate at a designated future date.

9  Security is being fair valued by a valuation committee under the direction of the board of trustees.

10  Security exchanged on 04/21/11; position represents remaining escrow balance expected to be received upon finalization of debt restructuring.

11  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2015. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/14	Purchases during the six months ended 01/31/15	Sales during the six months ended 01/31/15	Value at 01/31/15	Net income earned from affiliate for the six months ended 01/31/15
UBS Private Money Market Fund LLC	$34,618,990	$114,817,890	$110,768,102	$38,668,778	$2,394

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Performance

For the six months ended January 31, 2015, the Portfolio's Class P shares returned 1.89% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 1000 Value Index (the "benchmark") gained 2.33%, and the Lipper Large-Cap Value Funds category posted a median return of 1.26%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 118. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' Comments2

Please note: ICAP was terminated as a sub-advisor for the Portfolio effective on February 3, 2015, after the end of the reporting period. On February 4, 2015, River Road Asset Management, LLC began serving as a sub-advisor for this Portfolio.

ICAP

We modestly outperformed the benchmark during the reporting period. Stock selection in the health care sector contributed to performance, led by strong returns from Valeant Pharmaceutical, UnitedHealth Group and Medtronic. In the capital goods sector, Boeing outperformed the benchmark. Elsewhere, an underweight to the energy sector was additive for relative performance.

Stock selection in the consumer services sector detracted from results, as Viacom underperformed. Stock selection in the energy sector was also negative as Halliburton and Cameron International underperformed. We exited our position in Halliburton prior to the end of the reporting period. Finally, underweights to the utilities and retail sectors detracted from relative results.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Large Co Value Equity Investments

Investment Sub-Advisors:

Institutional Capital LLC ("ICAP"); Pzena Investment Management, LLC ("Pzena");

Robeco Investment Management, Inc., doing business as Boston Partners ("Robeco");

Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital")

Portfolio Managers:

ICAP: Jerrold Senser, Thomas M. Cole, Andrew P. Starr and Matthew T. Swanson;

Pzena: Richard S. Pzena, John P. Goetz and Benjamin Silver;

Robeco: Martin P. MacDonnell and Mark Donovan, CFA;

Los Angeles Capital: Thomas D. Stevens, CFA, Hal W. Reynolds, CFA and Daniel E. Allen, CFA

Objective:

Capital appreciation and dividend income

Investment process:

ICAP uses its proprietary valuation model to identify large capitalization companies that it believes offer the best relative values and seeks to avoid companies that exhibit excessive deterioration in earnings trends. ICAP looks for companies where there is a catalyst for positive change with potential to produce stock appreciation of 15% or more relative to the market over a 12- to 18-month period.

ICAP also uses internally and externally generated research to evaluate the financial condition and business prospects of every company it considers. ICAP monitors each stock purchased and sells the stock when its target price is achieved, the catalyst becomes inoperative, or ICAP identifies another stock with greater opportunity for appreciation.

(continued on next page)

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Sub-Advisors' comments – continued

Pzena

Our portion of the Portfolio underperformed the benchmark during the reporting period. This was mainly due to our lack of exposure to strong-performing real estate investment trusts ("REITs"), utilities and consumer staples, areas where we have not found attractive valuations. Energy holdings, predominantly in integrated oil companies, were the weakest performers. Health care, consumer discretionary and information technology holdings were the biggest contributors to performance. In particular, positions in Staples, Inc. (office supplies retailer), Cigna Corp. (managed health care) and Corning, Inc. (specialty glass) enhanced our results.

Our portion of the Portfolio's largest exposure is in financial services, mature technology, energy and, to an increasing extent, industrial businesses. Financials, in particular global banks, currently present what we believe is one of the best risk/reward opportunities. Oil companies are now among the most inexpensive in our investment universe, and we are actively researching these businesses for additional investment opportunities. While our work is ongoing, we feel that our positions in well-capitalized integrated oil companies are appropriate. We are optimistic about our portion of the Portfolio's valuation and makeup and believe it provides significant opportunity for future outperformance.

Derivatives were not used during the reporting period.

Robeco (doing business as Boston Partners)

Our portion of the Portfolio underperformed the benchmark during the reporting period. While we added value through stock selection, this could not make up for the relative value lost from a sector allocation perspective.

We select stocks using bottom-up research and analysis. As such, our sector weightings are based purely on where we are finding opportunities on an individual security basis. The real estate investment trust ("REIT") and utilities sectors were our primary detractors for the period. We have had very limited exposure to these sectors, as we believe that the majority of these companies appear expensive. Furthermore, we typically do not like the fundamentals of most utilities companies, as they are highly regulated and capital-intensive businesses. These underweights detracted from results, as REITs and utilities rallied sharply and significantly outperformed the benchmark during the period. We believe that the prices of these stocks have been driven higher as investors in this low yield environment reach for the high-dividend yields that these

Investment process (concluded)

Pzena follows a disciplined investment process to implement its value philosophy, focusing exclusively on companies that are underperforming their historically demonstrated earnings power. Pzena applies intensive fundamental research to these companies in an effort to determine whether the problems that caused the earnings shortfall are temporary or permanent. The research process incorporates perspectives on valuation, earnings, management strategy, and downside protection.

Boston Partners employs a "long/short" or "130/30" equity strategy. Los Angeles Capital buys securities "long" that it believes will outperform the market or decrease portfolio risk, and sells securities "short" that it believes will underperform the market. Boston Partners invests primarily in a diversified portfolio of common stocks of issuers identified as having attractive value characteristics with strong fundamentals and positive business momentum. Robeco establishes a sell discipline for each security in the portfolio based on its target price, and may also sell a security if business fundamentals weaken or if an expected catalyst fails to materialize. The short side of the portfolio is selected by identifying the contra-characteristics that we look for on the long portfolio and covering a short if the stock reaches its fair value or there is a positive change in fundamentals or business momentum.

Los Angeles Capital employs a "long/short" or "130/30" equity strategy. Los Angeles Capital buys securities "long" that it believes will outperform the market or decrease portfolio risk, and sells securities "short" that it believes will underperform the market. Los Angeles Capital uses a proprietary quantitative model that includes fundamental data inputs for a universe of equity securities and, through the use of statistical tools, estimates expected returns based on each security's risk characteristics and the expected return to each characteristic in the current market environment.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Sub-Advisors' comments – concluded

companies typically pay. We believe that we are finding more attractive opportunities for returns in other sectors and believe that our underexposure to REITs and utilities will eventually work in our favor when interest rates begin to rise.

From a positive standpoint, our navigation of companies in the poor-performing energy sector was a good example of our bottom-up stock selection process preserving capital. The energy sector fell sharply during the period as the price of oil declined. In particular, avoiding some large integrated major energy companies in favor of refining companies contributed to our relative results.

Derivatives were not utilized during the reporting period.

Los Angeles Capital

Our portion of the Portfolio outperformed the benchmark during the reporting period. Fundamental factors and industry tilts contributed to results during the period. Looking at fundamental factors, a tilt toward stocks with low book-to-price multiples added significant value, as investors paid up for balance sheet strength during the period. Companies with high foreign revenue sources were penalized due to the growing strength of the US dollar, and our tilt away from such companies contributed to performance. Additionally, exposure to stocks with strong three-month price momentum and positive analyst sentiment added value.

Conversely, our exposure to stocks with high levels of leverage and high dividend yield hurt performance. Moreover, a tilt toward smaller-cap stocks negatively impacted our results. Within industries, underweights to energy and banks, as well as an overweight to telecommunication services contributed to results. In contrast, an underweight to semiconductors and semiconductor equipment was the primary detractor from relative performance.

As of the end of the reporting period, our portion of the Portfolio was overweight health care, retail and telecommunication services, and underweight energy, capital goods and basic materials. Our portion of the Portfolio exhibited a lower price-to-earnings multiple and higher dividend yield relative to the benchmark. Additionally, we had a lower beta and were tilted toward smaller companies. (Beta is a measure of volatility or risk relative to the market as a whole.)

Derivatives were not used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation and dividend income and who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/15	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	1.75%	10.03%	13.63%	6.91%
Class C2	1.39%	9.18%	12.73%	6.06%
Class Y3	1.90%	10.30%	13.90%	7.23%
Class P4	1.89%	10.29%	13.91%	7.17%
After deducting maximum sales charge
Class A1	(3.84)%	3.98%	12.36%	6.31%
Class C2	0.48%	8.21%	12.73%	6.06%
Russell 1000 Value Index[5]	2.33%	12.93%	15.14%	7.06%
Lipper Large-Cap Value Funds median	1.26%	10.06%	13.17%	6.10%

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/14	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	5.72%	10.94%	14.16%	7.26%
Class C2	5.28%	10.08%	13.24%	6.42%
Class Y3	5.86%	11.22%	14.43%	7.59%
Class P4	5.83%	11.25%	14.44%	7.54%
After deducting maximum sales charge
Class A1	(0.09)%	4.85%	12.88%	6.66%
Class C2	4.35%	9.10%	13.24%	6.42%

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2014 prospectuses, were as follows: Class A—1.32% and 1.32%; Class C—2.10% and 2.10%; Class Y—1.07% and 1.07%; and Class P—1.08% and 1.08% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2015 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.27%; Class C—2.02%; Class Y—1.02%; and Class P—1.02% The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015, there will be a reduction in the redemption holding period from 90 days to 30 days. Shares that an investor holds or purchases prior to implementation of this new holding period are subject to preexisting terms for the holding period as outlined in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/15
Net assets (mm)	$1,411.0
Number of holdings	478
Portfolio composition[1]	01/31/15
Common stocks and rights	109.5%
ADRs	2.1
Investments sold short	(14.0)
Cash equivalents and other assets less liabilities	2.4
Total	100.0%
Top five sectors (long holdings)[1]	01/31/15
Financials	28.0%
Information Technology	16.1
Consumer Discretionary	15.1
Health Care	14.6
Industrials	11.1
Total	84.9%
Top ten equity holdings (long holdings)[1]	01/31/15
Pfizer, Inc.	3.0%
Citigroup, Inc.	2.7
General Electric Co.	2.5
Comcast Corp., Class A	2.3
Bank of America Corp.	2.3
Oracle Corp.	2.1
Medtronic PLC	2.1
The Boeing Co.	2.0
Occidental Petroleum Corp.	1.9
The Goldman Sachs Group, Inc.	1.8
Total	22.7%
Top five sectors (short holdings)[1]	01/31/15
Financials	(3.0)%
Consumer Discretionary	(2.1)
Information Technology	(1.8)
Industrials	(1.8)
Energy	(1.3)
Total	(10.0)%
Top ten equity holdings (short holdings)[1]	01/31/15
Realty Income Corp.	(0.3)%
CarMax, Inc.	(0.3)
Twenty-First Century Fox, Inc., Class A	(0.3)
Air Products & Chemicals, Inc.	(0.2)
First Republic Bank	(0.2)
The Madison Square Garden Co., Class A	(0.2)
Leucadia National Corp.	(0.2)
E.I. du Pont de Nemours and Co.	(0.2)
ConocoPhillips	(0.2)
Spectra Energy Corp.	(0.2)
Total	(2.3)%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 230.

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2015. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Number of shares	Value
Common stocks—111.54%
Aerospace & defense—4.47%
Exelis, Inc.	63,928	$1,093,808
General Dynamics Corp.	42,586	5,672,881
Honeywell International, Inc.	21,660	2,117,482
Huntington Ingalls Industries, Inc.	4,430	516,538
Lockheed Martin Corp.[1]	51,104	9,626,460
Northrop Grumman Corp.	9,330	1,464,344
Raytheon Co.[2]	92,646	9,269,232
The Boeing Co.	191,413	27,825,708
United Technologies Corp.	47,923	5,500,602
		63,087,055
Airlines—0.76%
Delta Air Lines, Inc.[1]	163,901	7,754,156
United Continental Holdings, Inc.*	42,911	2,976,736
		10,730,892
Auto components—2.07%
Gentex Corp.	69,760	1,164,294
Johnson Controls, Inc.	361,357	16,792,260
Lear Corp.[1]	38,106	3,823,937
Tenneco, Inc.*	27,205	1,398,881
TRW Automotive Holdings Corp.*	57,769	5,960,028
		29,139,400
Automobiles—0.54%
Ford Motor Co.[2]	390,750	5,747,933
General Motors Co.	59,365	1,936,486
		7,684,419
Banks—3.73%
BB&T Corp.	103,552	3,654,350
City National Corp.	24,780	2,148,178
Comerica, Inc.	116,047	4,815,950
East West Bancorp, Inc.	70,922	2,565,958
Fifth Third Bancorp	186,612	3,228,388
PNC Financial Services Group, Inc.	83,277	7,040,238
Regions Financial Corp.	290,500	2,527,350
SunTrust Banks, Inc.[2]	51,038	1,960,880
TCF Financial Corp.[2]	34,453	506,459
US Bancorp	17,792	745,663
Wells Fargo & Co.[1]	451,138	23,423,085
		52,616,499
Biotechnology—0.24%
Alnylam Pharmaceuticals, Inc.*,2	6,050	567,671
Gilead Sciences, Inc.*,2	27,077	2,838,482
		3,406,153
Building products—0.54%
Masco Corp.	268,745	6,675,626
Owens Corning	22,820	913,941
		7,589,567
Capital markets—5.95%
Ameriprise Financial, Inc.	121,940	15,235,184
BlackRock, Inc.	3,926	1,336,842
	Number of shares	Value
Common stocks—(continued)
Capital markets—(concluded)
Franklin Resources, Inc.	102,024	$5,257,297
Invesco Ltd.	21,080	774,268
Legg Mason, Inc.[2]	18,396	1,019,874
Morgan Stanley	300,944	10,174,917
Northern Trust Corp.	237,096	15,501,336
Raymond James Financial, Inc.[2]	17,948	944,424
State Street Corp.	114,106	8,159,720
The Goldman Sachs Group, Inc.	147,987	25,514,439
		83,918,301
Chemicals—2.43%
Cabot Corp.[2]	10,631	450,861
Huntsman Corp.[1]	195,189	4,286,350
Monsanto Co.	165,403	19,514,246
The Mosaic Co.	207,376	10,097,137
		34,348,594
Commercial services & supplies—0.62%
Corrections Corp. of America[2]	20,850	819,822
KAR Auction Services, Inc.	48,630	1,658,769
Pitney Bowes, Inc.[2]	63,447	1,521,459
R.R. Donnelley & Sons Co.[2]	45,556	750,307
Republic Services, Inc.	42,394	1,682,194
Waste Management, Inc.[2]	45,118	2,320,419
		8,752,970
Communications equipment—2.49%
Brocade Communications Systems, Inc.[1]	742,714	8,258,980
Cisco Systems, Inc.[1]	460,078	12,129,956
Harris Corp.	8,704	584,299
Juniper Networks, Inc.[2]	60,019	1,364,232
QUALCOMM, Inc.	205,723	12,849,459
		35,186,926
Construction & engineering—0.11%
AECOM*,2	42,129	1,070,919
Fluor Corp.[1]	9,419	504,764
		1,575,683
Consumer finance—1.63%
Capital One Financial Corp.[1]	240,191	17,584,383
Discover Financial Services	99,038	5,385,686
		22,970,069
Containers & packaging—0.63%
Avery Dennison Corp.	45,774	2,392,607
Bemis Co., Inc.[2]	21,090	934,287
Crown Holdings, Inc.*	59,190	2,622,709
MeadWestvaco Corp.	26,894	1,352,230
Sonoco Products Co.	35,500	1,569,100
		8,870,933
Distributors—0.04%
Genuine Parts Co.[2]	5,850	543,699

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Diversified consumer services—0.39%
Apollo Education Group, Inc.*	120,535	$3,044,714
DeVry Education Group, Inc.[2]	21,649	918,134
H&R Block, Inc.	25,244	865,364
Service Corp. International[2]	27,177	615,016
		5,443,228
Diversified financial services—7.86%
Bank of America Corp.	2,173,184	32,923,738
Citigroup, Inc.[1]	795,579	37,352,434
CME Group, Inc.	42,588	3,632,756
Intercontinental Exchange, Inc.	10,281	2,115,110
JPMorgan Chase & Co.[1]	468,689	25,487,308
MSCI, Inc.	18,837	1,013,807
The NASDAQ OMX Group, Inc.[2]	28,439	1,296,818
Voya Financial, Inc.	180,463	7,039,862
		110,861,833
Diversified telecommunication services—1.25%
AT&T, Inc.[1,2]	216,324	7,121,386
CenturyLink, Inc.[1]	157,369	5,849,406
Verizon Communications, Inc.	101,170	4,624,480
		17,595,272
Electric utilities—1.43%
American Electric Power Co., Inc.	18,286	1,148,544
Duke Energy Corp.	14,558	1,268,584
Entergy Corp.	7,510	657,200
Exelon Corp.[2]	340,771	12,281,387
FirstEnergy Corp.[2]	29,290	1,181,266
NextEra Energy, Inc.[2]	11,410	1,246,428
The Southern Co.[2]	31,579	1,601,687
Xcel Energy, Inc.[2]	20,825	781,562
		20,166,658
Electrical equipment—0.17%
Emerson Electric Co.	41,038	2,336,704
Electronic equipment, instruments & components—1.72%
AVX Corp.[2]	27,091	350,287
Corning, Inc.	305,282	7,256,553
Ingram Micro, Inc., Class A*	56,790	1,429,972
Jabil Circuit, Inc.[1,2]	114,446	2,358,732
Keysight Technologies, Inc.*	4,195	140,071
TE Connectivity Ltd.	161,942	10,751,329
Tech Data Corp.*	16,559	945,519
Vishay Intertechnology, Inc.[2]	57,657	785,288
Zebra Technologies Corp., Class A*	3,112	259,728
		24,277,479
Energy equipment & services—0.95%
Baker Hughes, Inc.	100,638	5,835,998
Cameron International Corp.*	153,677	6,881,656
Superior Energy Services, Inc.	31,497	629,940
		13,347,594
	Number of shares	Value
Common stocks—(continued)
Food & staples retailing—1.93%
CVS Health Corp.	156,952	$15,406,408
Rite Aid Corp.*,2	333,617	2,328,647
Sysco Corp.[2]	59,265	2,321,410
Wal-Mart Stores, Inc.[1]	70,989	6,032,645
Walgreens Boots Alliance, Inc.	15,840	1,168,200
		27,257,310
Food products—1.22%
Bunge Ltd.	16,496	1,476,887
Kellogg Co.	41,952	2,751,212
Mondelez International, Inc., Class A	96,429	3,398,158
The J.M. Smucker Co.[2]	3,984	410,950
Tyson Foods, Inc., Class A2	235,889	9,209,106
		17,246,313
Gas utilities—0.31%
Atmos Energy Corp.[1]	54,472	3,100,002
Questar Corp.	49,055	1,272,977
		4,372,979
Health care equipment & supplies—3.14%
Baxter International, Inc.	82,575	5,805,848
Boston Scientific Corp.*	181,633	2,689,985
Hologic, Inc.*	94,481	2,868,916
Medtronic PLC[1,2]	405,000	28,917,002
Zimmer Holdings, Inc.	35,972	4,032,461
		44,314,212
Health care providers & services—5.65%
Anthem, Inc.	14,127	1,906,580
Cardinal Health, Inc.	32,382	2,693,859
Cigna Corp.	121,587	12,989,139
Express Scripts Holding Co.*,2	284,331	22,948,355
HCA Holdings, Inc.*	34,202	2,421,502
Health Net, Inc.*	44,363	2,403,144
Humana, Inc.	22,391	3,278,938
Laboratory Corp. of America Holdings*,1,2	42,256	4,850,144
McKesson Corp.	8,518	1,811,353
Omnicare, Inc.	72,538	5,438,899
Quest Diagnostics, Inc.[2]	52,390	3,723,357
UnitedHealth Group, Inc.	134,938	14,337,162
Universal Health Services, Inc., Class B	9,335	957,117
		79,759,549
Hotels, restaurants & leisure—1.12%
Choice Hotels International, Inc.[2]	15,890	912,881
Las Vegas Sands Corp.	194,850	10,593,994
McDonald's Corp.	13,729	1,269,109
MGM Resorts International*,2	42,710	831,991
Six Flags Entertainment Corp.	50,090	2,151,866
		15,759,841
Household durables—0.03%
Leggett & Platt, Inc.[2]	10,756	458,528

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Household products—0.51%
The Procter & Gamble Co.[1]	86,064	$7,254,335
Independent power and renewable electricity producers—0.45%
AES Corp.[1,2]	520,847	6,364,750
Industrial conglomerates—2.51%
General Electric Co.[1]	1,484,040	35,453,716
Insurance—7.79%
ACE Ltd.	52,001	5,614,028
Aflac, Inc.	42,072	2,401,470
Allied World Assurance Co. Holdings AG	35,640	1,378,199
American International Group, Inc.	159,172	7,778,736
Aon PLC	23,757	2,139,318
Aspen Insurance Holdings Ltd.	38,060	1,648,759
Assurant, Inc.	41,680	2,647,097
Assured Guaranty Ltd.	75,150	1,835,163
Axis Capital Holdings Ltd.	194,131	9,881,268
Berkshire Hathaway, Inc., Class B*,1	153,746	22,125,587
Cincinnati Financial Corp.[2]	11,065	558,893
Endurance Specialty Holdings Ltd.[2]	14,251	871,021
MBIA, Inc.*,2	58,880	472,218
Mercury General Corp.	10,546	602,704
MetLife, Inc.	178,006	8,277,279
Old Republic International Corp.	151,560	2,127,902
PartnerRe Ltd.	4,584	524,410
ProAssurance Corp.	12,430	551,519
Prudential Financial, Inc.	41,490	3,148,261
RenaissanceRe Holdings Ltd.[2]	23,589	2,255,816
The Allstate Corp.	158,254	11,044,547
The Chubb Corp.[2]	10,940	1,071,026
The Hanover Insurance Group, Inc.[2]	17,732	1,223,508
The Travelers Cos., Inc.[2]	66,949	6,883,696
Unum Group	49,403	1,534,457
Validus Holdings Ltd.[2]	76,728	3,042,265
Willis Group Holdings PLC	135,371	5,861,564
XL Group PLC[1]	69,374	2,392,709
		109,893,420
Internet & catalog retail—0.19%
Expedia, Inc.	21,906	1,882,383
Liberty Interactive Corp., Class A*	26,199	716,805
Liberty Ventures, Series A*	3,724	139,091
		2,738,279
Internet software & services—0.76%
Google, Inc., Class C*	20,150	10,770,578
IT services—1.14%
Computer Sciences Corp.	61,478	3,730,485
EVERTEC, Inc.	59,231	1,188,174
Fidelity National Information Services, Inc.	74,673	4,661,835
	Number of shares	Value
Common stocks—(continued)
IT services—(concluded)
Global Payments, Inc.	10,115	$883,141
Paychex, Inc.[2]	21,250	961,775
Total System Services, Inc.	22,140	783,092
Xerox Corp.	289,517	3,812,939
		16,021,441
Leisure products—0.07%
Mattel, Inc.[2]	36,909	992,852
Life sciences tools & services—0.12%
Charles River Laboratories International, Inc.*	6,600	457,710
QIAGEN N.V.*,2	34,068	781,179
Thermo Fisher Scientific, Inc.	3,690	462,025
		1,700,914
Machinery—2.51%
AGCO Corp.[2]	12,935	560,603
Crane Co.	58,117	3,542,231
Ingersoll-Rand PLC	32,626	2,166,366
Oshkosh Corp.	37,969	1,626,972
Parker-Hannifin Corp.	63,240	7,364,930
Pentair PLC	171,650	10,609,687
Stanley Black & Decker, Inc.[2]	88,423	8,280,814
Terex Corp.	20,510	461,065
The Timken Co.	21,335	810,943
		35,423,611
Media—8.07%
CBS Corp., Class B2	28,128	1,541,696
Comcast Corp., Class A2	619,812	32,939,909
Discovery Communications, Inc., Class A*	16,788	486,600
Liberty Broadband Corp., Class A*,2	9,414	418,641
Liberty Broadband Corp., Class C*,1	24,793	1,100,809
Liberty Global PLC, Series C*,1	206,637	9,420,581
Liberty Media Corp., Class A*	37,658	1,282,255
Liberty Media Corp., Class C*	302,049	10,305,912
News Corp., Class A*	501,786	7,471,594
Omnicom Group, Inc.	120,009	8,736,655
Scripps Networks Interactive, Inc., Class A	32,942	2,341,847
The Interpublic Group Cos., Inc.	301,258	6,007,084
The Walt Disney Co.	43,636	3,969,131
Thomson Reuters Corp.	76,886	2,952,422
Time Warner, Inc.	95,053	7,407,480
Time, Inc.	42,607	1,066,879
Viacom, Inc., Class B	254,794	16,413,829
		113,863,324
Metals & mining—0.16%
Barrick Gold Corp.	136,535	1,744,917
Steel Dynamics, Inc.	29,750	506,940
		2,251,857

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Multi-utilities—0.52%
Ameren Corp.	24,874	$1,126,295
Centerpoint Energy, Inc.[2]	72,508	1,674,210
Dominion Resources, Inc.[2]	30,635	2,355,525
Public Service Enterprise Group, Inc.[2]	31,518	1,345,188
Vectren Corp.	18,240	874,061
		7,375,279
Multiline retail—0.33%
Kohl's Corp.[2]	15,358	917,180
Macy's, Inc.	51,334	3,279,216
Target Corp.	5,670	417,368
		4,613,764
Oil, gas & consumable fuels—8.81%
BP PLC, ADR	292,516	11,358,396
California Resources Corp.*,2	10,160	52,019
Canadian Natural Resources Ltd.	115,115	3,331,428
Chesapeake Energy Corp.[2]	30,837	591,454
Chevron Corp.[1]	57,632	5,909,009
ConocoPhillips	49,578	3,122,422
Devon Energy Corp.	21,758	1,311,355
Energen Corp.	44,633	2,830,625
EOG Resources, Inc.	48,260	4,296,588
EQT Corp.	58,607	4,362,705
Exxon Mobil Corp.[1]	262,632	22,959,289
Hess Corp.[2]	9,460	638,455
Kinder Morgan, Inc.[2]	23,990	984,789
Marathon Oil Corp.	27,760	738,416
Marathon Petroleum Corp.	67,737	6,271,769
Murphy Oil Corp.[2]	140,145	6,293,912
Occidental Petroleum Corp.	326,589	26,127,120
ONEOK, Inc.	25,110	1,105,593
Parsley Energy, Inc., Class A*	56,989	955,706
Phillips 66	104,818	7,370,802
QEP Resources, Inc.	127,435	2,576,736
Rice Energy, Inc.*	32,571	556,313
Royal Dutch Shell PLC, ADR	163,820	10,066,739
Valero Energy Corp.	9,320	492,842
		124,304,482
Paper & forest products—0.29%
International Paper Co.	76,592	4,033,335
Personal products—0.03%
Avon Products, Inc.	59,632	461,552
Pharmaceuticals—8.34%
Abbott Laboratories	144,221	6,455,332
AbbVie, Inc.	88,333	5,330,897
Actavis PLC*	47,050	12,540,707
Bristol-Myers Squibb Co.	10,140	611,138
Eli Lilly & Co.	33,329	2,399,688
Hospira, Inc.*	12,664	803,277
Johnson & Johnson[1]	152,818	15,303,194
Merck & Co., Inc.[1]	192,636	11,612,098
Pfizer, Inc.[1]	1,361,072	42,533,500
	Number of shares	Value
Common stocks—(continued)
Pharmaceuticals—(concluded)
Shire PLC, ADR	8,330	$1,826,436
Teva Pharmaceutical Industries Ltd., ADR	107,671	6,122,173
Valeant Pharmaceuticals International, Inc.*	75,945	12,148,922
		117,687,362
Real estate investment trusts—2.41%
American Capital Agency Corp.	130,590	2,814,214
American Homes 4 Rent, Class A	100,116	1,670,936
Annaly Capital Management, Inc.[2]	40,190	424,406
Brixmor Property Group, Inc.	16,975	460,023
Chimera Investment Corp.	597,740	1,876,904
Equity Lifestyle Properties, Inc.	13,380	732,287
General Growth Properties, Inc.	150,350	4,537,563
HCP, Inc.	10,260	485,195
Healthcare Trust of America, Inc., Class A2	17,625	519,233
Hospitality Properties Trust[2]	25,870	843,103
Host Hotels & Resorts, Inc.	138,400	3,167,976
Iron Mountain, Inc.[2]	11,310	450,590
Liberty Property Trust	10,720	432,016
MFA Financial, Inc.	131,153	1,028,240
Post Properties, Inc.	9,670	587,453
Public Storage	6,620	1,329,561
Regency Centers Corp.	11,270	772,671
Retail Properties of America, Inc., Class A	73,470	1,299,684
Simon Property Group, Inc.	8,360	1,660,798
Two Harbors Investment Corp.	76,083	785,177
UDR, Inc.	39,390	1,310,111
Ventas, Inc.	9,330	744,627
Weingarten Realty Investors[2]	34,920	1,308,802
Weyerhaeuser Co.	118,117	4,234,494
WP GLIMCHER, Inc.	30,260	534,997
		34,011,061
Real estate management & development—0.20%
Jones Lang LaSalle, Inc.	18,997	2,794,079
Road & rail—0.10%
Con-way, Inc.	14,095	577,472
Ryder System, Inc.[2]	9,970	825,416
		1,402,888
Semiconductors & semiconductor equipment—2.92%
ASML Holding N.V., NY Registered Shares	84,000	8,730,960
Broadcom Corp., Class A	75,860	3,219,119
Intel Corp.	317,340	10,484,914
Lam Research Corp.[2]	23,611	1,804,825
NXP Semiconductors N.V.*	31,291	2,482,628
ON Semiconductor Corp.*	285,964	2,862,500
Texas Instruments, Inc.	218,539	11,680,909
		41,265,855

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Number of shares	Value
Common stocks—(concluded)
Software—3.93%
Activision Blizzard, Inc.	284,920	$5,953,403
Microsoft Corp.[1]	458,958	18,541,903
Oracle Corp.	709,883	29,736,999
Symantec Corp.	51,936	1,286,455
		55,518,760
Specialty retail—1.73%
Abercrombie & Fitch Co., Class A1,2	20,092	512,748
GameStop Corp., Class A2	33,653	1,186,268
L Brands, Inc.	23,170	1,960,877
Staples, Inc.[2]	582,784	9,936,467
The Gap, Inc.	121,878	5,020,155
The Home Depot, Inc.	55,737	5,820,058
		24,436,573
Technology hardware, storage & peripherals—3.89%
Apple, Inc.	92,295	10,813,282
EMC Corp.[1]	346,525	8,985,393
Hewlett-Packard Co.[1]	480,438	17,358,225
Lexmark International, Inc., Class A2	16,190	646,143
NetApp, Inc.	276,443	10,449,545
Seagate Technology PLC	46,309	2,613,680
Western Digital Corp.	41,728	4,057,214
		54,923,482
Textiles, apparel & luxury goods—0.03%
PVH Corp.	3,360	370,474
Tobacco—0.31%
Altria Group, Inc.	36,890	1,958,859
Philip Morris International, Inc.	20,150	1,616,836
Reynolds American, Inc.	10,970	745,411
		4,321,106
Trading companies & distributors—0.00%†
MRC Global, Inc.*	826	8,929
Total common stocks (cost—$1,424,209,887)		1,573,876,718
	Number of rights
Rights—0.00%
Safeway Casa Ley CVR*,3	35,500	36,029
Safeway PDC LLC CVR*,3	35,500	1,733
Total rights (cost—$37,630)		37,762
	Face amount	Value
Repurchase agreement—2.33%
Repurchase agreement dated 01/30/15 with State Street Bank and Trust Co., 0.000% due 02/02/15, collateralized by $18,329,446 Federal Home Loan Mortgage Corp. obligations, 2.080% due 10/17/22 and $15,496,814 Federal National Mortgage Association obligation, 2.170% to 2.200% due 10/17/22; (value—$33,539,979); proceeds: $32,882,000 (cost—$32,882,000)	$32,882,000	$32,882,000
	Number of shares
Investment of cash collateral from securities loaned—0.11%
Money market fund—0.11%
UBS Private Money Market Fund LLC[4] (cost—$1,551,322)	1,551,322	1,551,322
Total investments before investments sold short (cost—$1,458,680,839)—113.98%		1,608,347,802
Investments sold short—(13.98)%
Common stocks—(13.98)%
Auto components—(0.07)%
Dorman Products, Inc.	(22,214)	(1,015,846)
Banks—(1.07)%
BancorpSouth, Inc.	(52,681)	(1,045,718)
Comerica, Inc.	(20,960)	(869,840)
Community Bank System, Inc.	(29,365)	(987,545)
CVB Financial Corp.	(56,467)	(824,983)
First Financial Bankshares, Inc.	(35,274)	(871,268)
First Republic Bank	(64,430)	(3,280,775)
Popular, Inc.	(35,760)	(1,102,481)
Synovus Financial Corp.	(32,410)	(835,206)
Trustmark Corp.	(25,990)	(555,146)
UMB Financial Corp.	(9,632)	(467,345)
United Bankshares, Inc.	(44,479)	(1,503,835)
Westamerica BanCorp.	(27,253)	(1,108,652)
Zions Bancorporation	(70,400)	(1,686,784)
		(15,139,578)
Beverages—(0.05)%
Molson Coors Brewing Co., Class B	(9,360)	(710,705)
Biotechnology—(0.25)%
Alkermes PLC	(12,110)	(874,947)
Biogen Idec, Inc.	(3,347)	(1,302,519)
Pharmacyclics, Inc.	(4,916)	(829,575)
Puma Biotechnology, Inc.	(2,295)	(484,429)
		(3,491,470)
Building products—(0.04)%
Fortune Brands Home & Security, Inc.	(13,098)	(586,659)

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Capital markets—(0.27)%
Eaton Vance Corp.	(14,682)	$(590,950)
Franklin Resources, Inc.	(24,220)	(1,248,056)
Greenhill & Co., Inc.	(12,959)	(477,928)
Northern Trust Corp.	(13,994)	(914,928)
TD Ameritrade Holding Corp.	(19,543)	(632,998)
		(3,864,860)
Chemicals—(0.52)%
Air Products & Chemicals, Inc.	(22,872)	(3,330,392)
Celanese Corp., Series A	(12,820)	(689,203)
E.I. du Pont de Nemours and Co.	(31,430)	(2,238,130)
Intrepid Potash, Inc.	(85,344)	(1,135,929)
		(7,393,654)
Commercial services & supplies—(0.16)%
Clean Harbors, Inc.	(8,770)	(414,996)
Mobile Mini, Inc.	(20,065)	(728,360)
Rollins, Inc.	(33,794)	(1,116,892)
		(2,260,248)
Communications equipment—(0.26)%
Arista Networks, Inc.	(13,113)	(827,693)
JDS Uniphase Corp.	(126,530)	(1,537,339)
ViaSat, Inc.	(24,014)	(1,350,067)
		(3,715,099)
Construction & engineering—(0.12)%
Jacobs Engineering Group, Inc.	(10,684)	(407,061)
KBR, Inc.	(78,840)	(1,303,225)
		(1,710,286)
Construction materials—(0.14)%
Vulcan Materials Co.	(27,027)	(1,905,674)
Consumer finance—(0.13)%
Ally Financial, Inc.	(17,004)	(318,145)
Navient Corp.	(30,924)	(610,440)
Santander Consumer USA Holdings, Inc.	(48,907)	(872,990)
		(1,801,575)
Containers & packaging—(0.16)%
Aptargroup, Inc.	(20,279)	(1,279,808)
Owens-Illinois, Inc.	(38,550)	(900,142)
		(2,179,950)
Diversified financial services—(0.25)%
Leucadia National Corp.	(108,088)	(2,450,355)
Voya Financial, Inc.	(27,677)	(1,079,680)
		(3,530,035)
Electric utilities—(0.06)%
PPL Corp.	(24,870)	(882,885)
Electrical equipment—(0.12)%
Polypore International, Inc.	(38,902)	(1,739,697)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Electronic equipment, instruments & components—(0.51)%
Avnet, Inc.	(23,040)	$(958,925)
Corning, Inc.	(64,352)	(1,529,647)
FLIR Systems, Inc.	(13,141)	(396,858)
Itron, Inc.	(26,737)	(994,884)
LG Display Co. Ltd., ADR	(91,612)	(1,483,198)
National Instruments Corp.	(31,053)	(934,074)
Trimble Navigation Ltd.	(35,664)	(850,230)
		(7,147,816)
Energy equipment & services—(0.23)%
National Oilwell Varco, Inc.	(14,139)	(769,586)
Rowan Cos., PLC, Class A	(73,955)	(1,561,930)
Tidewater, Inc.	(29,570)	(865,218)
		(3,196,734)
Food & staples retailing—(0.29)%
Sprouts Farmers Market, Inc.	(35,252)	(1,283,526)
The Fresh Market, Inc.	(34,347)	(1,308,964)
United Natural Foods, Inc.	(20,083)	(1,552,014)
		(4,144,504)
Food products—(0.71)%
Campbell Soup Co.	(42,260)	(1,932,972)
Flowers Foods, Inc.	(51,019)	(997,932)
McCormick & Co., Inc.	(24,578)	(1,754,623)
Mead Johnson Nutrition Co.	(12,746)	(1,255,354)
Pilgrim's Pride Corp.	(28,820)	(782,463)
Snyders-Lance, Inc.	(59,596)	(1,733,648)
The Hain Celestial Group, Inc.	(13,752)	(725,693)
The J.M. Smucker Co.	(7,380)	(761,247)
		(9,943,932)
Health care equipment & supplies—(0.16)%
Alere, Inc.	(12,540)	(510,253)
ResMed, Inc.	(10,672)	(666,680)
The Cooper Cos., Inc.	(7,208)	(1,136,341)
		(2,313,274)
Health care providers & services—(0.31)%
Community Health Systems, Inc.	(40,940)	(1,927,046)
Health Net, Inc.	(15,543)	(841,964)
Henry Schein, Inc.	(5,728)	(790,865)
VCA, Inc.	(16,390)	(853,919)
		(4,413,794)
Health care technology—(0.05)%
athenahealth, Inc.	(5,163)	(721,323)
Hotels, restaurants & leisure—(0.56)%
Aramark	(25,806)	(808,244)
Bob Evans Farms, Inc.	(30,220)	(1,703,501)
International Game Technology	(37,600)	(636,192)
Krispy Kreme Doughnuts, Inc.	(47,201)	(919,004)
Texas Roadhouse, Inc.	(24,075)	(808,679)
The Cheesecake Factory, Inc.	(35,213)	(1,849,035)
The Wendy's Co.	(114,265)	(1,204,353)
		(7,929,008)

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Household durables—(0.13)%
D.R. Horton, Inc.	(63,400)	$(1,554,568)
Taylor Morrison Home Corp., Class A	(18,880)	(335,498)
		(1,890,066)
Household products—(0.27)%
Colgate-Palmolive Co.	(26,720)	(1,804,134)
The Clorox Co.	(19,280)	(2,057,369)
		(3,861,503)
Independent power and renewable electricity producers—(0.07)%
NRG Energy, Inc.	(42,250)	(1,041,885)
Insurance—(0.48)%
American Financial Group, Inc.	(31,610)	(1,834,644)
Axis Capital Holdings Ltd.	(14,920)	(759,428)
Brown & Brown, Inc.	(36,000)	(1,110,600)
FNF Group	(26,660)	(935,766)
Genworth Financial, Inc., Class A	(75,593)	(527,639)
Lincoln National Corp.	(22,970)	(1,148,041)
XL Group PLC	(11,380)	(392,496)
		(6,708,614)
Internet software & services—(0.17)%
AOL, Inc.	(11,310)	(489,157)
Equinix, Inc.	(6,402)	(1,388,338)
Yahoo!, Inc.	(12,270)	(539,757)
		(2,417,252)
IT services—(0.22)%
VeriFone Systems, Inc.	(42,500)	(1,334,075)
Wipro Ltd., ADR	(136,270)	(1,752,432)
		(3,086,507)
Life sciences tools & services—(0.05)%
Agilent Technologies, Inc.	(18,207)	(687,678)
Machinery—(0.28)%
Lincoln Electric Holdings, Inc.	(8,200)	(556,862)
Pentair PLC	(10,267)	(634,603)
Terex Corp.	(22,440)	(504,451)
The Timken Co.	(19,440)	(738,914)
Valmont Industries, Inc.	(12,630)	(1,517,116)
		(3,951,946)
Media—(0.61)%
DreamWorks Animation SKG, Inc., Class A	(28,658)	(535,045)
Liberty Broadband Corp., Class A	(3,105)	(138,079)
Liberty Broadband Corp., Class C	(8,099)	(359,596)
Liberty Media Corp., Class A	(12,420)	(422,901)
Liberty Media Corp., Class C	(24,840)	(847,541)
The Madison Square Garden Co., Class A	(35,930)	(2,721,697)
Twenty-First Century Fox, Inc., Class A	(107,362)	(3,560,124)
		(8,584,983)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Metals & mining—(0.23)%
Allegheny Technologies, Inc.	(63,370)	$(1,807,946)
Freeport-McMoRan, Inc.	(33,249)	(558,916)
Royal Gold, Inc.	(12,634)	(915,459)
		(3,282,321)
Multi-utilities—(0.24)%
Integrys Energy Group, Inc.	(18,760)	(1,521,436)
Consolidated Edison, Inc.	(26,770)	(1,854,626)
		(3,376,062)
Oil, gas & consumable fuels—(1.04)%
Apache Corp.	(16,820)	$(1,052,427)
Concho Resources, Inc.	(10,035)	(1,112,380)
ConocoPhillips	(35,403)	(2,229,681)
Continental Resources, Inc.	(24,528)	(1,113,571)
CVR Energy, Inc.	(14,300)	(547,976)
Denbury Resources, Inc.	(79,715)	(550,034)
Gulfport Energy Corp.	(6,628)	(255,112)
Hess Corp.	(10,397)	(701,694)
Matador Resources Co.	(49,040)	(1,057,302)
Newfield Exploration Co.	(48,898)	(1,456,182)
Peabody Energy Corp.	(116,420)	(725,297)
QEP Resources, Inc.	(23,910)	(483,460)
Spectra Energy Corp.	(66,530)	(2,224,763)
Teekay Corp.	(11,300)	(478,329)
Vermilion Energy, Inc.	(16,861)	(738,512)
		(14,726,720)
Pharmaceuticals—(0.05)%
GW Pharmaceuticals PLC, ADR	(9,086)	(663,005)
Professional services—(0.12)%
Nielsen NV	(19,630)	(855,083)
Towers Watson & Co., Class A	(6,760)	(801,060)
		(1,656,143)
Real estate investment trusts—(0.86)%
AvalonBay Communities, Inc.	(7,462)	(1,290,851)
Corporate Office Properties Trust	(13,449)	(403,470)
Gaming and Leisure Properties, Inc.	(32,491)	(1,060,181)
HCP, Inc.	(25,651)	(1,213,036)
Health Care REIT, Inc.	(10,307)	(844,659)
Omega Healthcare Investors, Inc.	(26,233)	(1,150,579)
Realty Income Corp.	(77,112)	(4,187,953)
Rouse Properties, Inc.	(50,825)	(944,837)
SL Green Realty Corp.	(7,784)	(980,784)
		(12,076,350)
Real estate management & development—(0.04)%
Realogy Holdings Corp.	(11,710)	(544,515)

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Road & rail—(0.57)%
Avis Budget Group, Inc.	(18,976)	$(1,087,515)
Canadian Pacific Railway Ltd.	(6,281)	(1,097,102)
Genesee & Wyoming, Inc., Class A	(6,340)	(522,733)
Heartland Express, Inc.	(38,279)	(983,388)
J.B. Hunt Transport Services, Inc.	(20,571)	(1,637,657)
Kansas City Southern	(12,605)	(1,387,684)
Ryder System, Inc.	(15,761)	(1,304,853)
		(8,020,932)
Semiconductors & semiconductor equipment—(0.14)%
Analog Devices, Inc.	(14,342)	(747,290)
Cree, Inc.	(22,300)	(788,528)
First Solar, Inc.	(10,390)	(439,705)
		(1,975,523)
Software—(0.48)%
ANSYS, Inc.	(6,602)	$(532,583)
Blackbaud, Inc.	(25,522)	(1,115,566)
NetSuite, Inc.	(17,684)	(1,740,636)
Salesforce.com, Inc.	(19,813)	(1,118,444)
The Ultimate Software Group, Inc.	(7,968)	(1,179,344)
Tyler Technologies, Inc.	(10,121)	(1,073,636)
		(6,760,209)
Specialty retail—(0.63)%
Abercrombie & Fitch Co., Class A	(19,325)	(493,174)
CarMax, Inc.	(57,485)	(3,569,819)
L Brands, Inc.	(9,776)	(827,343)
Mattress Firm Holding Corp.	(8,571)	(493,861)
Monro Muffler Brake, Inc.	(31,803)	(1,817,223)
Restoration Hardware Holdings, Inc.	(11,729)	(1,026,639)
Signet Jewelers Ltd.	(5,665)	(686,088)
		(8,914,147)
	Number of shares	Value
Investments sold short—(concluded)
Common stocks—(concluded)
Technology hardware, storage & peripherals—(0.13)%
NCR Corp.	(30,940)	$(785,876)
SanDisk Corp.	(6,001)	(455,536)
Stratasys Ltd.	(7,296)	(579,959)
		(1,821,371)
Textiles, apparel & luxury goods—(0.14)%
Ralph Lauren Corp.	(5,520)	(921,233)
Under Armour, Inc., Class A	(15,393)	(1,109,527)
		(2,030,760)
Thrifts & mortgage finance—(0.08)%
New York Community Bancorp, Inc.	(70,657)	(1,091,651)
Trading companies & distributors—(0.33)%
Air Lease Corp.	(11,260)	(393,424)
Fastenal Co.	(49,215)	(2,185,146)
W.W. Grainger, Inc.	(8,572)	(2,021,621)
		(4,600,191)
Wireless telecommunication services—(0.13)%
Sprint Corp.	(143,856)	(618,581)
Telephone & Data Systems, Inc.	(39,000)	(906,750)
US Cellular Corp.	(7,740)	(269,274)
		(1,794,605)
Total investments sold short (proceeds—$198,298,920)		(197,303,545)
Liabilities in excess of other assets—(0.00%)†		(38,169)
Net assets—100.00%		$1,411,006,088

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 230.

Aggregate cost for federal income tax purposes before investments sold short was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$189,754,946
Gross unrealized depreciation	(40,087,983)
Net unrealized appreciation	$149,666,963

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2015 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2015 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$1,573,876,718	$—	$—	$1,573,876,718
Rights	—	—	37,762	37,762
Repurchase agreement	—	32,882,000	—	32,882,000
Investment of cash collateral from securities loaned	—	1,551,322	—	1,551,322
Total	$1,573,876,718	$34,433,322	$37,762	$1,608,347,802
Liabilities
Investments sold short	$(197,303,545)	$—	$—	$(197,303,545)

At January 31, 2015, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Portfolio's investments that were fair valued using unobservable inputs (Level 3) for the six months ended January 31, 2015:

Rights
Beginning balance	$—
Purchases	—
Issuances	37,630
Sales	—
Accrued discounts/(premiums)	—
Total realized gain/(loss)	—
Net change in unrealized appreciation/depreciation	132
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance	$37,762

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2015 was $132.

Issuer breakdown by country or territory of origin

Investments before investments sold short	Percentage of total investments before investments sold short
United States	88.8%
Ireland	4.0
United Kingdom	2.1
Bermuda	1.4
Canada	1.3
Switzerland	1.1
Netherlands	0.7
Israel	0.4
Jersey	0.1
Puerto Rico	0.1
Total	100.0%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2015 (unaudited)

Investments sold short	Percentage of total investments sold short
United States	(93.1)%
United Kingdom	(1.1)
Ireland	(1.0)
India	(0.9)
Canada	(0.9)
South Korea	(0.8)
Bermuda	(0.7)
Puerto Rico	(0.6)
Netherlands	(0.4)
Israel	(0.3)
Marshall Islands	(0.2)
Total	(100.0)%

Portfolio footnotes

*  Non-income producing security.

†  Amount represents less than 0.05%.

1  Security, or portion thereof, pledged as collateral for investments sold short. Please see the Notes to financial statements for further information.

2  Security, or portion thereof, was on loan at January 31, 2015. Please see the Notes to financial statements for further information.

3  Security is being fair valued by a valuation committee under the direction of the board of trustees.

4  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2015. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/14	Purchases during the six months ended 01/31/15	Sales during the six months ended 01/31/15	Value at 01/31/15	Net income earned from affiliate for the six months ended 01/31/15
UBS Private Money Market Fund LLC	$1,130,800	$34,931,847	$34,511,325	$1,551,322	$75

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Performance

For the six months ended January 31, 2015, the Portfolio's Class P shares returned 4.69% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 1000 Growth Index (the "benchmark") returned 6.34%, and the Lipper Large-Cap Growth Funds category posted a median return of 5.55%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 133. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

As a result of a transaction resulting in Mar Vista owning a controlling interest in its affiliate, Roxbury, Mar Vista became responsible for Roxbury's portion of the Portfolio effective January 20, 2015.

Sub-Advisors' Comments2

Jackson Square

Our portion of the Portfolio underperformed its benchmark during the reporting period. In particular, strong performance in the health care and financials sectors was unable to overcome weak results in the information technology and consumer discretionary sectors.

Our largest detractors from performance were EOG Resources, Discovery Communications and Priceline Group. EOG Resources, along with others within the oil and natural gas industry, experienced weakness amid falling oil and natural gas prices. We continue to believe that the company is well-positioned to provide exposure to the North American shale oil and gas industry which, in our view, is still an attractive secular growth area in energy despite concerns about the overall growth rate of the energy industry. It is important to note that although the stock has been impacted by fluctuations in the price of oil and natural gas, especially given the recent significant sell-off in oil prices, we believe EOG Resources' management team has a unique capital allocation discipline

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub-Advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Large Co Growth Equity Investments

Investment Sub-Advisors:

Jackson Square Partners, LLC ("Jackson Square");

Mar Vista Investment Partners, which assumed Roxbury Capital Management's role in managing the fund ("Mar Vista");

J.P. Morgan Investment Management Inc. ("J.P. Morgan")

Portfolio Managers:

Jackson Square: Jeffrey Van Harte, Christopher Bonavico, Daniel Prislin and Christopher Ericksen;

Mar Vista: Brian L. Massey and Silas A. Myers;

J.P. Morgan: Gregory B. Luttrell

Objective:

Capital appreciation

Investment process:

Jackson Square invests primarily in common stocks of large capitalization growth-oriented companies that Jackson Square believes have long-term capital appreciation potential and are expected to grow faster than the US economy. Using a bottom-up approach, Jackson Square seeks to select securities of companies that it believes have attractive large end-market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. Jackson Square also considers a company's operational efficiencies, management's plans for capital allocation and the company's shareholder orientation.

Mar Vista employs a bottom-up approach to stock selection, seeking high quality growth companies whose stocks are trading at discounts to fair value. Mar Vista looks for companies with sustainable competitive advantages and opportunities to grow and

(continued on next page)

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Sub-Advisors' comments – continued

relative to other energy companies. This, in turn, could increase the company's potential to perform and add value through a variety of commodity prices and economic environments.

Top contributors to results included Celgene, L Brands and Allergan. Celgene experienced several positive events during the reporting period. The company received favorable regulatory approvals by the European Commission for expanded use of its drugs. The company also achieved positive clinical advancements for a new drug to treat Crohn's disease. This supported Celgene's strategy of diversifying its product offerings—in this case diseases of the immune system. Overall, Celgene continues to be a leader in the treatment of blood cancers, with a growing pipeline of breast, lung and pancreatic cancer treatments. We believe the company appears poised to continue to benefit from great growth prospects, driven by additional indications for its drugs, by increased use of existing drugs and by international growth opportunities.

Derivatives were not used during the reporting period.

Mar Vista Investment Partners

Our portion of the Portfolio matched the performance of the benchmark during the reporting period. Energy and telecommunication services were the only two sectors that posted negative returns during the period, whereas stock selection in consumer discretionary and financials contributed the most to results. Consumer staples and information technology contributed the least to performance.

During the reporting period, our health care holdings rose sharply, helped by a proposed merger for one of our positions, Allergan. In addition, our returns in consumer discretionary aided our results, with holdings in O'Reilly Automotive, Liberty Global and Starbucks Corp. contributing solidly during the period.

Despite the energy sector's poor performance, our security selection in the space was additive for results. However, stock selection and an underweight to the consumer staples sector negatively impacted relative results.

The returns we expect over our time horizon (three to five years) are based on the average upside to fair value and the expected growth of our companies' intrinsic value. Our average discount to intrinsic value is currently less than 10%, the lowest since our inception. With this discount between current prices and fair values unusually compressed, we do not expect appreciation in the next five years to achieve the returns we have enjoyed over the last five years. Therefore, we would anticipate returns to more closely correlate with our companies' per share intrinsic value growth and expect only a modest return from the discounted price.

Derivatives were not a part of our investment strategy during the reporting period.

Investment process (concluded)

reinvest capital at higher rates than their cost of capital. Mar Vista also seeks to invest in companies with management teams with a proven ability to allocate capital in ways that maximize shareholder value. Mar Vista's investment approach seeks to balance both the protection of capital as well as the appreciation potential of a stock.

J.P. Morgan invests primarily in a focused portfolio of equity securities of large capitalization companies. J.P. Morgan considers large capitalization companies to be companies with market capitalizations equal to those within the universe of the Russell 1000 Growth Index at the time of purchase. Although J.P. Morgan will invest primarily in equity securities of U.S. companies, it may invest in foreign securities, including depositary receipts. J.P. Morgan utilizes a combination of qualitative analysis and quantitative metrics in order to seek to achieve target returns which are higher than those of the fund's benchmark while attempting to maintain a moderate risk profile.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Sub-Advisors' comments – concluded

J.P. Morgan

Our portion of the Portfolio underperformed the benchmark during the reporting period, largely driven by stock selection. In particular, holdings in the consumer discretionary and information technology sectors detracted the most from results. Conversely, stock selection in the materials and consumer staples sectors contributed to performance during the period.

At the individual stock level, overweight positions in Priceline Group, an online travel agency, and Schlumberger, an oilfield services company, were the top individual detractors from performance. On the positive side, overweight positions in CVS Health Corp., an integrated pharmacy health care provider, and Celgene, a biotechnology company, were the largest individual contributors. As of the end of the reporting period, our portion of the Portfolio continued to hold positions in each of the above-named companies.

The Portfolio continues to focus on identifying companies that possess these three key characteristics: 1) a large addressable market undergoing meaningful change, 2) a sustainable competitive advantage that is executing well, and 3) positive earnings revisions. We are currently finding attractive opportunities in the information technology sector, which is now our largest by overweight exposure. We are also overweight the health care and financial services sectors. Our largest underweights are in the consumer staples and producer durables sectors, where we are more challenged to find stocks that meet our criteria for investment. At the end of the period we were also underweight the consumer discretionary sector.

Derivatives were not a part of our investment strategy during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. Also, to the extent the Portfolio invests a large portion of its assets in a particular sector, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in that sector. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/15	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	4.59%	12.60%	15.18%	7.48%
Class C2	4.14%	11.65%	14.22%	6.58%
Class Y3	4.71%	12.88%	15.47%	7.83%
Class P4	4.69%	12.86%	15.47%	7.77%
After deducting maximum sales charge
Class A1	(1.17)%	6.41%	13.88%	6.87%
Class C2	3.23%	10.67%	14.22%	6.58%
Russell 1000 Growth Index[5]	6.34%	14.59%	16.49%	8.69%
Lipper Large-Cap Growth Funds median	5.55%	11.74%	14.97%	7.81%

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/14	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	5.80%	11.45%	14.52%	7.34%
Class C2	5.39%	10.54%	13.57%	6.44%
Class Y3	5.97%	11.75%	14.82%	7.69%
Class P4	5.96%	11.73%	14.81%	7.63%
After deducting maximum sales charge
Class A1	0.00%	5.32%	13.23%	6.73%
Class C2	4.47%	9.58%	13.57%	6.44%

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2014 prospectuses, were as follows: Class A—1.18% and 1.18%; Class C—2.00% and 2.00%; Class Y—0.93% and 0.93%; and Class P—0.93% and 0.93% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2015 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.30%; Class C—2.05%; Class Y—1.05%; and Class P—1.05% The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015, there will be a reduction in the redemption holding period from 90 days to 30 days. Shares that an investor holds or purchases prior to implementation of this new holding period are subject to preexisting terms for the holding period as outlined in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/15
Net assets (mm)	$1,371.0
Number of holdings	71
Portfolio composition[1]	01/31/15
Common stocks	92.2%
ADRs	2.3
Cash equivalents and other assets less liabilities	5.5
Total	100.0%
Top five sectors[1]	01/31/15
Information technology	30.0%
Consumer discretionary	15.9
Health care	13.0
Financials	12.9
Industrials	8.7
Total	80.5%
Top ten equity holdings[1]	01/31/15
Berkshire Hathaway, Inc., Class B	4.1%
Allergan, Inc.	3.9
American Tower Corp.	3.6
Honeywell International, Inc.	3.2
TransDigm Group, Inc.	2.9
Oracle Corp.	2.8
Apple, Inc.	2.7
Adobe Systems, Inc.	2.7
Intuit, Inc.	2.6
Celgene Corp.	2.6
Total	31.1%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 230.

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2015. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Number of shares	Value
Common stocks—94.50%
Aerospace & defense—8.09%
B/E Aerospace, Inc.*	462,818	$26,996,174
Honeywell International, Inc.	445,525	43,554,524
TransDigm Group, Inc.	196,383	40,362,598
		110,913,296
Biotechnology—5.07%
Alexion Pharmaceuticals, Inc.*	34,924	6,399,474
Biogen Idec, Inc.*	6,976	2,714,780
Celgene Corp.*	295,557	35,218,572
Gilead Sciences, Inc.*	111,623	11,701,439
Regeneron Pharmaceuticals, Inc.*	14,562	6,067,403
Vertex Pharmaceuticals, Inc.*	67,116	7,392,156
		69,493,824
Capital markets—0.68%
TD Ameritrade Holding Corp.	287,188	9,302,019
Chemicals—2.12%
Air Products & Chemicals, Inc.	56,610	8,242,982
Ecolab, Inc.	200,254	20,780,358
		29,023,340
Communications equipment—2.45%
QUALCOMM, Inc.	537,409	33,566,566
Diversified financial services—0.86%
Intercontinental Exchange Group, Inc.	57,250	11,778,043
Energy equipment & services—2.31%
Schlumberger Ltd.	385,128	31,730,696
Food & staples retailing—2.30%
CVS Health Corp.	118,011	11,583,960
Walgreens Boots Alliance, Inc.	270,654	19,960,732
		31,544,692
Food products—2.33%
Mondelez International, Inc., Class A	906,859	31,957,711
Hotels, restaurants & leisure—2.57%
Starbucks Corp.	354,886	31,063,172
Wynn Resorts Ltd.	28,050	4,149,997
		35,213,169
Insurance—6.40%
Berkshire Hathaway, Inc., Class B*	393,303	56,600,235
Markel Corp.*	45,585	31,150,965
		87,751,200
Internet & catalog retail—3.52%
Amazon.com, Inc.*	24,157	8,564,381
Liberty Interactive Corp., Class A*	620,850	16,986,456
priceline.com, Inc.*	22,530	22,743,585
		48,294,422
	Number of shares	Value
Common stocks—(continued)
Internet software & services—9.56%
Baidu, Inc., ADR*	81,518	$17,764,403
eBay, Inc.*	368,325	19,521,225
Equinix, Inc.	79,242	17,184,420
Facebook, Inc., Class A*	174,872	13,274,533
Google, Inc., Class A*	45,578	24,500,454
Google, Inc., Class C*	53,703	28,705,328
LinkedIn Corp., Class A*	25,279	5,681,202
Yelp, Inc.*	84,300	4,423,221
		131,054,786
IT services—4.73%
Alliance Data Systems Corp.*	30,553	8,824,623
MasterCard, Inc., Class A	395,749	32,463,290
Visa, Inc., Class A	92,225	23,509,075
		64,796,988
Life sciences tools & services—2.32%
Mettler-Toledo International, Inc.*	104,880	31,878,276
Media—3.05%
Discovery Communications, Inc., Class A*	54,484	1,579,219
Discovery Communications, Inc., Class C*	281,732	7,854,688
Liberty Global PLC, Series C*	608,972	27,763,034
Twenty-First Century Fox, Inc., Class A	140,621	4,662,992
		41,859,933
Oil, gas & consumable fuels—3.04%
Cabot Oil & Gas Corp.	237,114	6,283,521
EOG Resources, Inc.	169,800	15,117,294
Kinder Morgan, Inc.	223,062	9,156,695
The Williams Cos., Inc.	253,225	11,106,449
		41,663,959
Pharmaceuticals—6.21%
Allergan, Inc.	240,618	52,757,903
Novo Nordisk A/S, ADR	254,350	11,333,836
Perrigo Co. PLC	51,375	7,795,642
Salix Pharmaceuticals Ltd.*	35,428	4,771,089
Valeant Pharmaceuticals International, Inc.*	53,016	8,480,970
		85,139,440
Real estate investment trusts—4.94%
American Tower Corp.	509,766	49,421,814
Crown Castle International Corp.	211,275	18,277,400
		67,699,214
Road & rail—0.64%
Kansas City Southern	79,619	8,765,256

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Number of shares	Value
Common stocks—(concluded)
Semiconductors & semiconductor equipment—1.17%
ARM Holdings PLC, ADR	63,666	$2,982,115
Avago Technologies Ltd.	65,246	6,712,509
Broadcom Corp., Class A	149,972	6,364,062
		16,058,686
Software—10.71%
Adobe Systems, Inc.*	517,620	36,300,691
Electronic Arts, Inc.*	226,597	12,431,111
Intuit, Inc.	412,307	35,796,494
Microsoft Corp.	439,023	17,736,529
Oracle Corp.	920,464	38,558,237
Salesforce.com, Inc.*	107,483	6,067,415
		146,890,477
Specialty retail—5.46%
L Brands, Inc.	171,325	14,499,235
O'Reilly Automotive, Inc.*	84,728	15,874,638
Sally Beauty Holdings, Inc.*	209,275	6,504,267
The Home Depot, Inc.	77,203	8,061,537
The TJX Cos., Inc.	454,283	29,955,421
		74,895,098
Technology hardware, storage & peripherals—2.67%
Apple, Inc.	312,250	36,583,210
Textiles, apparel & luxury goods—1.30%
Michael Kors Holdings Ltd.*	100,317	7,101,440
Nike, Inc., Class B	115,900	10,691,775
		17,793,215
Total common stocks (cost—$1,006,093,747)		1,295,647,516
	Face amount	Value
Repurchase agreement—6.06%
Repurchase agreement dated 01/30/15 with State Street Bank and Trust Co., 0.000% due 02/02/15, collateralized by $46,338,682 Federal Home Loan Mortgage Corp. obligations, 2.080% due 10/17/22 and $39,177,502 Federal National Mortgage Association obligations, 2.170% to 2.200% due 10/17/22; (value—$84,792,437); proceeds: $83,129,000 (cost—$83,129,000)	$83,129,000	$83,129,000
Total investments (cost—$1,089,222,747)—100.56%		1,378,776,516
Liabilities in excess of other assets—(0.56)%		(7,740,257)
Net assets—100.00%		$1,371,036,259

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 230.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$302,598,825
Gross unrealized depreciation	(13,045,056)
Net unrealized appreciation	$289,553,769

Affiliated issuer activity

The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2015. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/14	Purchases during the six months ended 01/31/15	Sales during the six months ended 01/31/15	Value at 01/31/15	Net income earned from affiliate for the six months ended 01/31/15
UBS Private Money Market Fund LLC	$—	$77,576,726	$77,576,726	$—	$418

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Portfolio of investments—January 31, 2015 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2015 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$1,295,647,516	$—	$—	$1,295,647,516
Repurchase agreement	—	83,129,000	—	83,129,000
Total	$1,295,647,516	$83,129,000	$—	$1,378,776,516

At January 31, 2015, there were no transfers between Level 1 and Level 2.

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	91.2%
Curacao	2.3
United Kingdom	2.2
Cayman Islands	1.3
Denmark	0.8
Canada	0.6
Ireland	0.6
British Virgin Islands	0.5
Singapore	0.5
Total	100.0%

Portfolio footnotes

*  Non-income producing security.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Performance

For the six months ended January 31, 2015, the Portfolio's Class P shares returned 0.53% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 2500 Value Index (the "benchmark") returned 1.68% and the Lipper Small-Cap Core Funds category posted a median return of 2.83%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 141. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' Comments2

MetWest Capital

Our portion of the Portfolio underperformed the benchmark during the reporting period. Stock selection in the financial and energy sectors detracted from results. In addition, a significant underweight in the financial sector subtracted value. Within financials, Ocwen Financial Corporation was our worst performing company. Its shares remained under pressure, as resolution of an investigation by the New York Department of Financial Services arrived late in the reporting period. It was announced that Ocwen Financial Corporation would be responsible for a penalty of approximately $150 million and the company's Chairman, William Erbey, would be required to step down. The investigation surrounded Ocwen Financial Corporation's servicing practices, and questions about potential conflicts of interest between its related affiliates. As a result of this investigation, Ocwen Financial Corporation's margins have been materially impacted by both increased legal and compliance expenses, and a decline in new revenue, as there has been both an externally and internally mandated cessation of new business transfers. While this resolution will extend our investment time horizon, longer term we believe that Ocwen Financial Corporation should continue to benefit from the secular trend toward non-bank servicing. In energy, Oasis Petroleum, Inc. was our largest detractor. Its share price came under pressure, along with the entire energy sector, after

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub-Advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Small/Medium Co Value Equity Investments

Investment Sub-Advisors:

Metropolitan West Capital Management, LLC ("MetWest Capital");

Systematic Financial Management, L.P. ("Systematic");

Kayne Anderson Rudnick, LLC ("Kayne Anderson Rudnick")

Portfolio Managers:

MetWest Capital: Samir Sikka;

Systematic: Ronald M. Mushock and D. Kevin McCreesh;

Kayne Anderson Rudnick: Julie Kutasov and Craig Stone

Objective:

Capital appreciation

Investment process:

MetWest Capital utilizes a bottom-up, fundamental, research-driven style that it believes is well suited to the small cap market segment. MetWest Capital seeks to identify high-quality companies selling below intrinsic value with clear catalysts to realize full value within its investment time horizon and constructs a portfolio of its highest conviction ideas.

Systematic employs a two-pronged investment approach that utilizes both quantitative screening and fundamental research. Systematic's investment philosophy is predicated on its belief that stock prices reflect the market's estimates of earnings, and as revisions to those estimates are made by the market, stock prices will follow suit.

Systematic conducts a quantitative screening of all companies within the small/mid capitalization universe, and then uses fundamental research analysis to

(continued on next page)

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Sub-Advisors' comments – continued

OPEC's decision not to reduce production. Subsequently, its shares declined further when management announced the company missed production targets. Near the end of the reporting period, the price of Oasis Petroleum's shares partially recovered as management reduced its capital expenditures outlook significantly for 2015 in order to prudently manage its liquidity in light of lower oil prices, and on news that its director had purchased additional shares in the company.

Our security selection was the strongest in the information technology sector. Avid Technology, Inc. was the top performer within the sector. The firm's stock price advanced after it reported strong third-quarter and year-over-year earnings results. Additionally, Avid Technology completed the revision of its revenue recognition methodology, which required the restatement of approximately five years of annual and quarterly financial statements. As a result, the company's stock was relisted. Additionally, the film and editing solutions provider continues to operate as a dominant player in its industry.

Derivatives were not used during the reporting period.

Systematic

Our portion of the Portfolio underperformed the benchmark during the reporting period, driven by both stock selection and sector allocation. Stock selection was the most unfavorable in the consumer discretionary and materials sectors, while selections within the financials and energy sectors helped to offset some of those headwinds. Sector allocation also detracted from performance. Our moderate overweight to the energy sector was magnified by the sector's extremely sharp pullback at the conclusion of 2014, reflecting the precipitous decline in oil prices. Underweights to utilities and financials (primarily real estate investment trusts) also detracted, as they both benefited from the decline in interest rates.

An example of a stock that underperformed during the period was Precision Drilling, a Canada-based oilfield services company. As crude oil prices fell dramatically in the fourth quarter of 2014, investors sold the stock aggressively due to forecasted declines in customer demand for its drilling services. We believe that Precision Drilling's top-tier rig fleet and contract coverage has been overlooked, as the stock has sold off at the same rate as its lower-quality peers. We believe management's plan to restrict capital spending to generate free cash flow and pay down debt is prudent in this environment. Furthermore, it should set the company up to deploy capital aggressively when its customers' outlooks improve.

One of our holdings that outperformed during the period was Electronic Arts. The company develops, publishes and distributes branded entertainment software for video game consoles, personal computers and hand-held game players. The company reported strong earnings results, exceeding expectations and, consequently, recently raised full-year earnings guidance. Estimate revisions continued to rise throughout the period, as the company benefited from better-than-expected demand on the next generation consoles and strong growth in their new game releases.

Derivatives were not used during the reporting period.

Investment process (concluded)

gauge investor expectations by focusing on key revenue and margin assumptions underlying earnings estimates.

Kayne Anderson Rudnick employs a fundamental, bottom-up, research-driven investment style and utilizes a disciplined investment process to identify high-quality companies that possess solid investment-grade balance sheets, generate positive cash flow and whose securities can be acquired at attractive valuations. Kayne Anderson Rudnick's first-hand fundamental research process involves carefully evaluating a company from a three-tiered perspective involving qualitative, financial and valuation analyses.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Sub-Advisors' comments – concluded

Kayne Anderson Rudnick

Our portion of the Portfolio outperformed the benchmark during the reporting period. In particular, stock selection in the energy, consumer discretionary and producer-durables sectors contributed to results. Negative stock selection in the information technology and health care sectors, as well as an underweight in the utilities sector, detracted from relative performance.

Our largest contributors to performance during the period were Ross Stores and Dresser Rand Group. Last quarter, Ross Stores again delivered results that exceeded expectations, despite challenges in the broader retail environment. The company continues to make strides in improving its inventory assortment, driving better inventory turnover and productivity. Ross Stores's management also has made progress in improving its home category. These incremental improvements continue to support both its top-line and earnings growth. The buying environment remains very favorable for Ross Stores and is not expected to change in the near term. Dresser-Rand Group is the world's leading supplier of custom-engineered rotating equipment solutions for long-life, critical applications in the oil, gas, petrochemical and processing industries. Shares of the company held steady after rising sharply in mid-September 2014, initially on investor speculation, and later in response to the September 21 announcement of the company's acquisition by Siemens AG for $83 per share in cash (with an additional cash consideration to be applied each month starting in March 2015 until the closing occurs). The base price represented a premium of over 37% above the unaffected share price. We sold the position in January 2015, before the end of the reporting period.

Stocks that detracted from results during the period included CARBO Ceramics and First Cash Financial Services. CARBO Ceramics is the world's leading producer of ceramic proppants: high strength, spherical pellets used in hydraulic fracturing of natural gas and oil wells to accelerate rates of production. Shares of the company lagged recently along with energy sector peers, driven by the dramatic drop in the price of crude oil. This is expected to curtail future domestic drilling activity and, therefore, reduce industry demand for ceramic proppants and instigate price competition. We continue to admire CARBO Ceramics' low cost manufacturing capability, strong reputation for quality and innovation, pristine balance sheet and solid profitability track record. That said, we view the near-to-medium term outlook for the company as highly challenging, and exited the position in October 2014. First Cash Financial Services is the third-largest pawn shop operator in the US and the second largest in Mexico. Shares of the company lagged, driven by investor expectations of reduced demand for pawn lending due to lower fuel prices, as well as commodity (gold) and currency (peso) price fluctuations. Over 50% of the company's revenues are derived from Mexico, and we believe the company's operations in the country provide both an attractive sustainable top-line growth engine and a profitability enhancement opportunity. Despite its continued geographic expansion, First Cash Financial Services maintains a healthy balance sheet and remains a solid free-cash-flow generator.

Derivatives were not used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/15	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	0.44%	5.01%	13.44%	6.32%
Class C2	0.07%	4.18%	12.59%	5.51%
Class Y3	0.52%	5.14%	13.62%	6.60%
Class P4	0.53%	5.09%	13.59%	6.47%
After deducting maximum sales charge
Class A1	(5.07)%	(0.78)%	12.16%	5.72%
Class C2	(0.79)%	3.28%	12.59%	5.51%
Russell 2500 Value Index[5]	1.68%	7.25%	15.51%	7.99%
Lipper Small-Cap Core Funds median	2.83%	4.37%	14.69%	7.61%

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/14	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(0.15)%	5.47%	13.76%	6.41%
Class C2	(0.52)%	4.65%	12.91%	5.60%
Class Y3	(0.09)%	5.59%	13.95%	6.69%
Class P4	(0.08)%	5.60%	13.92%	6.57%
After deducting maximum sales charge
Class A1	(5.63)%	(0.32)%	12.48%	5.81%
Class C2	(1.38)%	3.74%	12.91%	5.60%

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2014 prospectuses, were as follows: Class A—1.29% and 1.29%; Class C—2.05% and 2.05%; Class Y—1.16% and 1.16%; and Class P—1.16% and 1.16% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2015 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.41%; Class C—2.16%; Class Y—1.16%; and Class P—1.16% The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the US equity universe. It includes those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Value Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015, there will be a reduction in the redemption holding period from 90 days to 30 days. Shares that an investor holds or purchases prior to implementation of this new holding period are subject to preexisting terms for the holding period as outlined in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/15
Net assets (mm)	$533.8
Number of holdings	188
Portfolio composition[1]	01/31/15
Common stocks	93.9%
ADRs	0.7
Cash equivalents and other assets less liabilities	5.4
Total	100.0%
Top five sectors[1]	01/31/15
Financials	24.8%
Industrials	15.5
Consumer Discretionary	15.4
Information Technology	13.4
Health Care	7.8
Total	76.9%
Top ten equity holdings[1]	01/31/15
KAR Auction Services, Inc.	1.3%
AMN Healthcare Services, Inc.	1.2
Snap-on, Inc.	1.2
Office Depot, Inc.	1.1
Landstar System, Inc.	1.1
Jack Henry & Associates, Inc.	1.0
CoreLogic, Inc.	1.0
SeaWorld Entertainment, Inc.	1.0
Allison Transmission Holdings, Inc.	1.0
Patterson Cos., Inc.	1.0
Total	10.9%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 230.

1  Weightings represent percentages of the Portfolio's net assets as of January 31,2015. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Number of shares	Value
Common stocks—94.57%
Aerospace & defense—0.14%
Huntington Ingalls Industries, Inc.	6,460	$753,236
Air freight & logistics—0.97%
Expeditors International of Washington, Inc.	119,000	5,197,920
Airlines—0.60%
JetBlue Airways Corp.*	189,175	3,176,248
Auto components—0.21%
Tower International, Inc.*	46,575	1,102,430
Banks—6.02%
Bank of Hawaii Corp.	56,000	3,161,760
Cathay General Bancorp	81,200	1,939,868
CIT Group, Inc.	47,645	2,087,804
FirstMerit Corp.	227,350	3,725,130
Hancock Holding Co.	118,000	3,080,980
Huntington Bancshares, Inc.	253,950	2,544,579
Prosperity Bancshares, Inc.	14,265	653,194
Umpqua Holdings Corp.	198,400	3,077,184
United Community Banks, Inc.	153,985	2,696,278
Webster Financial Corp.	173,125	5,285,506
Zions Bancorporation[1]	162,500	3,893,500
		32,145,783
Beverages—0.65%
Treasury Wine Estates Ltd., ADR[1]	918,550	3,444,562
Building products—0.18%
Continental Building Products, Inc.*	58,175	973,850
Capital markets—3.49%
Ares Capital Corp.	119,764	1,994,071
Artisan Partners Asset Management, Inc., Class A	80,000	3,861,600
Cohen & Steers, Inc.[1]	56,200	2,364,896
Eaton Vance Corp.	24,700	994,175
Lazard Ltd., Class A	38,370	1,757,346
Raymond James Financial, Inc.	94,735	4,984,956
Virtus Investment Partners, Inc.	19,707	2,672,860
		18,629,904
Chemicals—0.87%
Celanese Corp., Series A1	48,525	2,608,704
Huntsman Corp.	91,450	2,008,242
		4,616,946
Commercial services & supplies—3.47%
Herman Miller, Inc.	65,500	1,902,775
KAR Auction Services, Inc.	204,450	6,973,789
Pitney Bowes, Inc.	86,875	2,083,262
R.R. Donnelley & Sons Co.	93,050	1,532,534
Tetra Tech, Inc.	119,721	2,757,175
United Stationers, Inc.	81,635	3,290,707
		18,540,242
	Number of shares	Value
Common stocks—(continued)
Communications equipment—0.65%
ARRIS Group, Inc.*	63,225	$1,657,759
Brocade Communications Systems, Inc.	79,990	889,489
F5 Networks, Inc.*	8,175	912,494
		3,459,742
Construction & engineering—0.50%
EMCOR Group, Inc.	66,157	2,670,097
Consumer finance—1.34%
Encore Capital Group, Inc.*,1	80,200	2,985,044
First Cash Financial Services, Inc.*	83,800	4,166,536
		7,151,580
Containers & packaging—1.96%
AptarGroup, Inc.	36,000	2,271,960
Berry Plastics Group, Inc.*	51,500	1,741,730
Crown Holdings, Inc.*	17,080	756,815
Rock Tenn Co., Class A	25,855	1,677,989
Silgan Holdings, Inc.	78,000	4,009,980
		10,458,474
Diversified consumer services—0.21%
LifeLock, Inc.*	73,750	1,095,188
Diversified financial services—1.71%
MSCI, Inc.,	98,600	5,306,652
Voya Financial, Inc.	97,375	3,798,599
		9,105,251
Diversified telecommunication services—0.55%
Frontier Communications Corp.[1]	122,350	821,580
Level 3 Communications, Inc.*	42,735	2,125,639
		2,947,219
Electric utilities—0.76%
Portland General Electric Co.	26,150	1,038,155
Westar Energy, Inc.	70,550	3,013,896
		4,052,051
Electrical equipment—0.64%
The Babcock & Wilcox Co.	126,047	3,432,260
Electronic equipment, instruments & components—1.40%
Cognex Corp.*	72,300	2,657,025
Jabil Circuit, Inc.	149,700	3,085,317
OSI Systems, Inc.*	25,105	1,756,848
		7,499,190
Energy equipment & services—1.29%
Forum Energy Technologies, Inc.*	118,650	1,833,142
Helix Energy Solutions Group, Inc.*	121,940	2,288,814
Precision Drilling Corp.	377,625	1,925,887
US Silica Holdings, Inc.[1]	33,773	851,080
		6,898,923

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Food & staples retailing—0.53%
United Natural Foods, Inc.*	14,965	$1,156,495
Village Super Market, Inc., Class A	57,999	1,680,231
		2,836,726
Food products—2.83%
Brooklyn Cheesecake & Desserts Co., Inc.*,2	4,355	5,487
Dean Foods Co.	180,546	3,271,494
Flowers Foods, Inc.	157,593	3,082,519
J&J Snack Foods Corp.	21,350	2,094,862
Pilgrim's Pride Corp.[1]	48,975	1,329,671
Pinnacle Foods, Inc.	50,325	1,810,190
Post Holdings, Inc.*,1	74,090	3,500,753
		15,094,976
Gas utilities—1.63%
Atmos Energy Corp.	61,230	3,484,599
Questar Corp.	200,000	5,190,000
		8,674,599
Health care equipment & supplies—2.73%
Globus Medical, Inc., Class A*	52,275	1,232,645
Halyard Health, Inc.*	35,770	1,594,269
Hologic, Inc.*	97,850	2,971,215
Integra LifeSciences Holdings*	64,950	3,619,014
NuVasive, Inc.*	39,450	1,827,324
STERIS Corp.[1]	50,850	3,316,437
		14,560,904
Health care providers & services—4.39%
AMN Healthcare Services, Inc.*	350,825	6,602,527
Centene Corp.*	18,590	2,029,284
Kindred Healthcare, Inc.	93,900	1,733,394
Laboratory Corp. of America Holdings*,1	13,560	1,556,417
Patterson Cos., Inc.	107,000	5,359,630
Universal Health Services, Inc., Class B	31,630	3,243,024
VCA, Inc.*	56,330	2,934,793
		23,459,069
Hotels, restaurants & leisure—3.60%
Bloomin' Brands, Inc.*	113,170	2,796,997
Interval Leisure Group, Inc.	148,327	3,423,387
Royal Caribbean Cruises Ltd.[1]	19,140	1,446,027
SeaWorld Entertainment, Inc.	313,890	5,496,214
Six Flags Entertainment Corp.	48,750	2,094,300
The Cheesecake Factory, Inc.	75,200	3,948,752
		19,205,677
Household durables—0.84%
Garmin Ltd.[1]	14,750	772,310
Taylor Morrison Home Corp., Class A*	139,143	2,472,571
Tupperware Brands Corp.	18,251	1,233,950
		4,478,831
	Number of shares	Value
Common stocks—(continued)
Household products—0.51%
WD-40 Co.	33,000	$2,707,980
Independent power and renewable electricity producers—0.86%
Dynegy, Inc.*	114,400	3,125,408
NRG Energy, Inc.	58,750	1,448,775
		4,574,183
Insurance—2.47%
Allied World Assurance Co. Holdings AG	48,175	1,862,927
HCC Insurance Holdings, Inc.	45,865	2,446,439
Lincoln National Corp.	51,875	2,592,713
RLI Corp.	96,900	4,545,579
XL Group PLC	49,775	1,716,740
		13,164,398
IT services—5.67%
Booz Allen Hamilton Holding Corp.	80,825	2,352,816
Cass Information Systems, Inc.	92,800	4,066,496
Computer Services, Inc.	72,400	2,834,460
CoreLogic, Inc.*	165,630	5,498,916
EVERTEC, Inc.	191,973	3,850,978
Jack Henry & Associates, Inc.	90,400	5,547,848
Syntel, Inc.*	119,400	5,164,050
VeriFone Systems, Inc.*	30,450	955,826
		30,271,390
Life sciences tools & services—1.00%
Bio-Rad Laboratories, Inc., Class A*	17,100	1,957,437
Charles River Laboratories International, Inc.*	33,250	2,305,887
Quintiles Transnational Holdings, Inc.*	17,990	1,088,395
		5,351,719
Machinery—5.52%
Allison Transmission Holdings, Inc.	174,425	5,462,991
Graco, Inc.	52,000	3,704,480
Harsco Corp.	105,600	1,558,656
IDEX Corp.	37,107	2,684,691
ITT Corp.	78,375	2,806,609
RBC Bearings, Inc.	79,500	4,614,180
Snap-on, Inc.	46,200	6,131,202
Trinity Industries, Inc.[1]	95,163	2,518,965
		29,481,774
Media—2.19%
Cinemark Holdings, Inc., Class A	122,000	4,534,740
Gannett Co., Inc.	74,775	2,318,773
Gray Television, Inc.*	113,475	1,073,474
Lions Gate Entertainment Corp.[1]	51,625	1,483,186
Starz Class A*	77,445	2,286,176
		11,696,349
Metals & mining—0.49%
United States Steel Corp.[1]	107,475	2,626,689

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Multi-utilities—0.74%
Ameren Corp.	65,460	$2,964,029
CMS Energy Corp.	25,550	964,001
		3,928,030
Multiline retail—0.55%
Big Lots, Inc.[1]	64,380	2,955,686
Oil, gas & consumable fuels—3.24%
Abraxas Petroleum Corp.*	218,625	647,130
Diamondback Energy, Inc.*	57,050	3,935,879
GasLog Ltd.[1]	27,175	475,291
Newfield Exploration Co.*	62,670	1,866,313
Oasis Petroleum, Inc.*	254,930	3,426,259
PBF Energy, Inc., Class A	83,725	2,352,672
RSP Permian, Inc.*	54,050	1,448,540
Tsakos Energy Navigation Ltd.	301,175	2,078,108
Whiting Petroleum Corp.*	35,070	1,052,801
		17,282,993
Paper & forest products—0.20%
Boise Cascade Co.*	26,035	1,052,855
Professional services—1.85%
Korn/Ferry International*	128,470	3,661,395
Resources Connection, Inc.	223,500	3,732,450
The Corporate Executive Board Co.	36,500	2,500,980
		9,894,825
Real estate investment trusts—6.59%
BioMed Realty Trust, Inc.	189,400	4,630,830
Brandywine Realty Trust	105,675	1,755,262
CBL & Associates Properties, Inc.	79,369	1,636,589
DuPont Fabros Technology, Inc.	120,500	4,489,830
Equity Commonwealth	92,800	2,445,280
Liberty Property Trust	114,770	4,625,231
Parkway Properties, Inc.	156,671	2,867,079
PennyMac Mortgage Investment Trust	156,000	3,511,560
Physicians Realty Trust	61,475	1,084,419
Redwood Trust, Inc.	192,620	3,838,917
Strategic Hotels & Resorts, Inc.*	159,675	2,142,838
Sunstone Hotel Investors, Inc.	127,652	2,176,467
		35,204,302
Real estate management & development—1.45%
CBRE Group, Inc., Class A*	132,275	4,277,773
Jones Lang LaSalle, Inc.	23,700	3,485,796
		7,763,569
Road & rail—1.64%
Con-way, Inc.	73,420	3,008,017
Landstar System, Inc.	89,380	5,727,471
		8,735,488
	Number of shares	Value
Common stocks—(concluded)
Semiconductors & semiconductor equipment—2.24%
Integrated Device Technology, Inc.*	114,400	$2,092,376
Lam Research Corp.	8,290	633,688
Linear Technology Corp.	107,600	4,835,544
Skyworks Solutions, Inc.	43,740	3,632,607
Synaptics, Inc.*	9,645	740,832
		11,935,047
Software—2.94%
American Software, Inc., Class A	418,700	3,471,023
Electronic Arts, Inc.*	66,525	3,649,561
FactSet Research Systems, Inc.[1]	28,800	4,135,392
Informatica Corp.*	69,242	2,886,353
PTC, Inc.*	47,100	1,573,611
		15,715,940
Specialty retail—4.55%
Abercrombie & Fitch Co., Class A1	67,950	1,734,084
American Eagle Outfitters, Inc.[1]	228,526	3,208,505
ANN, Inc.*	48,750	1,613,625
Ascena Retail Group, Inc.*	185,400	2,143,224
DSW, Inc., Class A	43,550	1,548,638
Foot Locker, Inc.	65,585	3,490,434
Office Depot, Inc.*	775,100	5,890,760
Ross Stores, Inc.	51,000	4,677,210
		24,306,480
Technology hardware, storage & peripherals—0.63%
Avid Technology, Inc.*	259,500	3,363,120
Textiles, apparel & luxury goods—0.62%
Deckers Outdoor Corp.*	19,645	1,297,552
Hanesbrands, Inc.	17,900	1,993,702
		3,291,254
Thrifts & mortgage finance—2.33%
BofI Holding, Inc.*	16,735	1,411,764
Essent Group Ltd.*	171,548	4,012,508
Home Loan Servicing Solutions Ltd.[1]	181,514	2,189,059
Ladder Capital Corp. Class A*	154,700	2,902,172
Ocwen Financial Corp.*,1	316,702	1,938,216
		12,453,719
Trading companies & distributors—2.13%
AerCap Holdings N.V.*	87,590	3,462,433
Beacon Roofing Supply, Inc.*	86,450	2,048,000
GATX Corp.	63,275	3,616,166
MSC Industrial Direct Co, Inc.	30,200	2,267,114
		11,393,713
Total common stocks (cost—$467,485,465)		504,813,381

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Face amount	Value
Repurchase agreement—4.90%
Repurchase agreement dated 01/30/15 with State Street Bank and Trust Co., 0.000% due 02/02/15, collateralized by $14,580,723 Federal Home Loan Mortgage Corp. obligations, 2.080% due 10/17/22 and $12,327,418 Federal National Mortgage Association obligations, 2.170% to 2.200% due 10/17/22; (value—$ 26,680,410); proceeds: $26,157,000 (cost—$26,157,000)	$26,157,000	$26,157,000
	Number of shares	Value
Investment of cash collateral from securities loaned—5.03%
Money market fund—5.03%
UBS Private Money Market Fund LLC[3] (cost—$26,872,379)	26,872,379	$26,872,379
Total investments (cost—$520,514,844)—104.50%		557,842,760
Liabilities in excess of other assets—(4.50)%		(24,018,277)
Net assets—100.00%		$533,824,483

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 230.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$72,503,546
Gross unrealized depreciation	(35,175,630)
Net unrealized appreciation	$37,327,916

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2015 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$504,807,894	$—	$5,487	$504,813,381
Repurchase agreement	—	26,157,000	—	26,157,000
Investment of cash collateral from securities loaned	—	26,872,379	—	26,872,379
Total	$504,807,894	$53,029,379	$5,487	$557,842,760

At January 31, 2015, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Portfolio's investment that was valued using unobservable inputs (Level 3) for the six months ended January 31, 2015:

Common stock
Beginning balance	$2,613
Purchases	—
Sales	—
Accrued discounts/(premiums)	—
Total realized gain/(loss)	—
Net change in unrealized appreciation/depreciation	2,874
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance	$5,487

The change in net unrealized appreciation/depreciation relating to the Level 3 investment held at January 31, 2015 was $2,874.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2015 (unaudited)

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	94.5%
Bermuda	1.5
Puerto Rico	0.7
Netherlands	0.6
Australia	0.6
Canada	0.6
Switzerland	0.5
Cayman Islands	0.4
Ireland	0.3
Liberia	0.3
Total	100.0%

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at January 31, 2015.

2  Illiquid investment as of January 31, 2015.

3  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2015. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/14	Purchases during the six months ended 01/31/15	Sales during the six months ended 01/31/15	Value at 01/31/15	Net income earned from affiliate for the six months ended 01/31/15
UBS Private Money Market Fund LLC	$31,962,048	$126,599,021	$131,688,690	$26,872,379	$1,587

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Performance

For the six months ended January 31, 2015, the Portfolio's Class P shares returned 5.33% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 2500 Growth Index (the "benchmark") returned 6.75%, and the Lipper Small-Cap Growth Funds category posted a median return of 5.52%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 152. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Please note: Palisade Capital Management, LLC was terminated as a sub-advisor for the Portfolio effective on February 23, 2015, after the end of the reporting period.

Sub-Advisors' comments2

Riverbridge Partners

Our portion of the Portfolio underperformed the benchmark during the reporting period, as several market trends adversely impacted our results. Market participants generally favored companies with high cyclicality, low expected earnings per share (EPS) growth, high debt levels, volatile earnings patterns and low valuations. The fundamental strength of the companies in our portion of the Portfolio was unable to offset these trends.

Detracting from relative performance was stock selection within the health care sector. We are focused on those health care companies that will either reduce the overall cost to the health care system, or that are delivering a product or service that compels the ultimate payer, whether that entity is a central system or the actual receiver of health care, to consume their products or services. Our companies were unable to keep pace with the market's biotechnology stocks, which generated strong results. Stock selection in the consumer discretionary sector also detracted from relative performance. We did not have any exposure to the energy sector, which faced adversity due to declining oil prices. This was the largest contributor to our performance during the period. An underweight to the materials sector was also relatively beneficial. We do not generally invest in companies that have major exposure to commodity risk.

PACE Select Advisors Trust – PACE Small/Medium Co Growth Equity Investments

Investment Sub-Advisors:

Riverbridge Partners, LLC ("Riverbridge"); Palisade Capital Management, L.L.C. ("Palisade");

LMCG Investments, LLC ("LMCG");

Timpani Capital Management LLC ("Timpani")

Portfolio Managers:

Riverbridge: Mark Thompson;

Palisade: Sammy Oh;

LMCG: Andrew Morey;

Timpani: Brandon Nelson

Objective:

Capital appreciation

Investment process:

Riverbridge believes that earnings power determines the value of a franchise. Riverbridge focuses on companies that are viewed as building their earnings power and building the intrinsic value of the company over long periods of time. Riverbridge looks to invest in high-quality growth companies that demonstrate the ability to sustain strong secular earnings growth, regardless of overall economic conditions.

Palisade seeks fundamentally strong and dynamic small- and mid-cap companies that are trading at a discount to their growth

(continued on next page)

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub-Advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Sub-Advisors' comments – continued

We do not expect major repositioning of our portion of the Portfolio. Fundamentally, we believe our companies performed strongly. We continue to seek differentiated companies with the ability to sustain their level of differentiation over an entire market cycle.

Derivatives were not used during the reporting period.

Palisade

Our portion of the Portfolio underperformed the benchmark during the reporting period. Our worst performing sectors were energy and health care, whereas information technology and materials were our best performing sectors.

While we had a neutral weighting to the energy sector versus the benchmark, we were primarily invested in exploration and production companies with exposure to North American shale. Our exposure to companies with lower market capitalizations and higher leverage was the primary cause of the underperformance. Detracting from relative results in the health care sector was our underweight in biotechnology. We have historically been underweight biotechnology stocks because of their binary and difficult-to-predict nature.

On the positive side, within information technology two security software companies, Imperva and Proofpoint, were the largest contributors to results. Both stocks underperformed during the first half of 2014, as software companies broadly experienced weakness. Moreover, Imperva experienced execution issues. We added to both positions significantly. Both companies reported strong second-half 2014 results, as security threats intensified. In materials, Berry Plastics and Boise Cascade were strong performers.

Concerns over higher interest rates, Ebola and lower global growth rates resulted in a volatile reporting period. In our view, volatility may remain as concerns over global growth are likely to persist. In the long run, lower oil prices are a net positive to global growth. However, in the short run the debate will continue on whether lower oil prices are a reflection of higher supply or lower demand. This growth fear could cause periodic downdrafts in the market and instability in some areas. We believe the US should be able to exhibit better relative growth and hence better market dynamics. In this scenario, small-mid capitalization companies, which are typically more US focused, should be able to outperform on a relative basis.

Derivatives were not used during the reporting period.

LMCG (formerly, Lee Munder Capital Group)

Our portion of the Portfolio performed in line with the benchmark during the reporting period. Stock selection has driven our results over time. During this period we had key contributions from individual holdings, along with pockets of strong performance in particular sectors and industry groups. In particular, outperformers included

Investment process (concluded)

rates. Palisade's goal is to ascertain a dynamic of change before it manifests in consensus estimates. Palisade believes that the small- and mid-cap market is inherently less efficient than the large-cap market, and attempts to gain an information advantage through fundamental research.

LMCG seeks to achieve competitive returns in small/medium capitalization companies by identifying unrecognized growth potential, wherever it exists across all industry sectors. Revenue growth, margin expansion, and the ability to positively surprise and revise earnings estimates are key characteristics LMCG seeks in its holdings.

Timpani seeks to invest in small cap companies where growth is robust, sustainable and underestimated by the market. Timpani uses fundamental research, focusing on companies that it believes have superior management and whose business models have a high potential for earnings upside. Timpani forms an investment decision based on this reasearch and an assessment of the market's perception of these companies.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Sub-Advisors' comments – continued

services and software companies in the information technology sector and select holdings in the industrials sector. On the downside, the consumer discretionary and energy sectors detracted from relative results.

Key contributors in information technology were MAXIMUS and Synchronoss Technologies. Shares of MAXIMUS, an operator of government health and human services programs, advanced as the company handily beat revenue and earnings expectations. Synchronoss, which offers cloud solutions and software-based activation, beat sales and profit expectations on strong growth in cloud services. In industrials, Kforce, a provider of professional staffing services and solutions, benefited from the announcement of an increase to its quarterly dividend given strong cash flow generation.

On the negative side, SeaWorld Entertainment and Red Robin Gourmet Burgers in the leisure and restaurant industries, respectively, were notable detractors in the consumer discretionary sector. SeaWorld Entertainment's stock fell amid a decline in park attendance and subsequent cut in ticket prices. Red Robin Gourmet Burgers reported revenues and profits that came in short of expectations. We no longer hold either stock. In energy, Goodrich Petroleum and Halcon Resources declined in line with the broader downturn in the sector, and we sold both stocks prior to the end of the reporting period.

Derivatives were not used during the reporting period.

Timpani Capital Management

Our portion of the Portfolio outperformed the benchmark during the reporting period. Stock selection drove the bulk of our outperformance, while sector allocation was close to neutral. Stock selection within producer durables and financial services was strong, while the health care and consumer discretionary sectors were modest headwinds for performance. Within financials, LendingTree was a strong performer after posting an upside surprise during the third quarter reporting season. Within producer durables, Hawaiian Holdings posted strong results as the company streamlined its operations by eliminating money losing routes. It also benefited from the steep decline in fuel prices.

Within consumer discretionary, Marchex was our worst performer over the period. It is no longer in our portion of the Portfolio, as fundamentals changed when the company decided to walk away from low margin revenue. An overweight in energy at the beginning of the reporting period hurt relative performance, while our overweight in health care was a positive. We did avoid much of the carnage in energy, as our strict sell discipline helped us get out of negative contributors like Diamondback Energy and Sanchez Energy, both of which are no longer in our portion of the Portfolio due to deteriorating fundamentals.

The most notable event during the period was the crash in the price of oil, as it plummeted from over $90 per barrel to under $50 per barrel. This had, and will likely continue to have, major impacts on the fundamentals of companies within our portion of the Portfolio for several quarters to come. Fundamental data points from company management teams continue to confirm the economy is on solid footing and that secular growth can be found in numerous pockets of the economy. During the period, we continued to focus on finding robust and

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Sub-Advisors' comments – concluded

sustainable growers where growth is being underestimated. That research has resulted in sector weights that vary from benchmark weights. Key overweights include consumer discretionary and health care, while notable underweights include financial services and materials & processing.

Derivatives were not used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk. Also, to the extent the Portfolio invests a large portion of its assets in a particular sector, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in that sector.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/15	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	5.23%	0.20%	15.48%	7.62%
Class C2	4.86%	(0.50)%	14.60%	6.80%
Class Y3	5.27%	0.33%	15.61%	7.90%
Class P4	5.33%	0.34%	15.65%	7.82%
After deducting maximum sales charge
Class A1	(0.57)%	(5.34)%	14.19%	7.01%
Class C2	3.99%	(1.33)%	14.60%	6.80%
Russell 2500 Growth Index[5]	6.75%	7.43%	17.89%	9.59%
Lipper Small-Cap Growth Funds median	5.52%	1.58%	16.27%	8.15%

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/14	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	3.02%	1.12%	15.50%	7.66%
Class C2	2.65%	0.37%	14.62%	6.83%
Class Y3	3.11%	1.25%	15.63%	7.93%
Class P4	3.04%	1.22%	15.67%	7.85%
After deducting maximum sales charge
Class A1	(2.64)%	(4.42)%	14.21%	7.05%
Class C2	1.80%	(0.47)%	14.62%	6.83%

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2014 prospectuses, were as follows: Class A—1.25% and 1.25%; Class C—2.01% and 2.01%; Class Y—1.14% and 1.13%; and Class P—1.13% and 1.13% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2015 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.38%; Class C—2.13%; Class Y—1.13%; and Class P—1.13% The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the US equity universe. It includes those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015, there will be a reduction in the redemption holding period from 90 days to 30 days. Shares that an investor holds or purchases prior to implementation of this new holding period are subject to preexisting terms for the holding period as outlined in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/15
Net assets (mm)	$526.2
Number of holdings	255
Portfolio composition[1]	01/31/15
Common stocks and warrants	97.2%
Cash equivalents and other assets less liabilities	2.8
Total	100.0%
Top five sectors[1]	01/31/15
Information technology	27.7%
Health care	24.0
Industrials	18.0
Consumer discretionary	15.7
Financials	3.1
Total	88.5%
Top ten equity holdings[1]	01/31/15
Ultimate Software Group, Inc.	2.1%
Cepheid, Inc.	1.8
MAXIMUS, Inc.	1.6
The Advisory Board Co.	1.4
DealerTrack Holdings, Inc.	1.4
CoStar Group, Inc.	1.3
Grand Canyon Education, Inc.	1.2
United Natural Foods, Inc.	1.1
Ritchie Brothers Auctioneers, Inc.	1.1
athenahealth, Inc.	1.1
Total	14.1%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2015. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Number of shares	Value
Common stocks—97.17%
Aerospace & defense—1.49%
HEICO Corp.	27,857	$1,690,363
Hexcel Corp.	82,458	3,647,117
TASER International, Inc.*,1	11,205	302,647
TransDigm Group, Inc.	3,865	794,373
Triumph Group, Inc.	24,631	1,405,445
		7,839,945
Air freight & logistics—1.23%
Forward Air Corp.	43,040	1,932,496
Radiant Logistics, Inc.*	49,797	239,523
XPO Logistics, Inc.*,1	116,239	4,276,433
		6,448,452
Airlines—0.28%
Allegiant Travel Co.	4,174	756,621
Hawaiian Holdings, Inc.*,1	37,831	735,435
		1,492,056
Auto components—1.91%
Dorman Products, Inc.*,1	51,060	2,334,974
Gentex Corp.	273,844	4,570,456
Gentherm, Inc.*	7,741	284,714
Motorcar Parts of America, Inc.*	30,080	785,690
Tenneco, Inc.*	40,086	2,061,222
		10,037,056
Beverages—0.32%
The Boston Beer Co., Inc., Class A*,1	5,432	1,708,473
Biotechnology—4.63%
ACADIA Pharmaceuticals, Inc.*,1	112,410	3,420,636
Alkermes PLC*	25,130	1,815,642
AMAG Pharmaceuticals, Inc.*,1	10,581	467,574
Cepheid, Inc.*	162,742	9,196,550
Insys Therapeutics, Inc.*	15,376	734,665
Intercept Pharmaceuticals, Inc.*,1	6,114	1,229,097
Ligand Pharmaceuticals, Inc.*,1	25,329	1,441,727
Medivation, Inc.*	17,669	1,922,741
Neurocrine Biosciences, Inc.*	28,222	949,953
Pharmacyclics, Inc.*,1	6,790	1,145,813
PTC Therapeutics, Inc.*	8,571	470,634
Puma Biotechnology, Inc.*	2,246	474,086
Synageva BioPharma Corp.*,1	9,433	1,086,870
		24,355,988
Building products—0.43%
Apogee Enterprises, Inc.	11,135	481,700
Ply Gem Holdings, Inc.*	26,257	330,838
USG Corp.*	47,018	1,431,698
		2,244,236
Capital markets—1.28%
Financial Engines, Inc.[1]	75,155	2,698,065
Lazard Ltd., Class A	55,829	2,556,968
WisdomTree Investments, Inc.	84,769	1,476,676
		6,731,709
	Number of shares	Value
Common stocks—(continued)
Chemicals—0.91%
Axiall Corp.	32,172	$1,423,611
H.B. Fuller Co.	42,010	1,728,712
RPM International, Inc.	34,228	1,638,152
		4,790,475
Commercial services & supplies—4.01%
CyrusOne, Inc.	68,852	1,931,299
Healthcare Services Group, Inc.	111,265	3,505,960
Herman Miller, Inc.	35,350	1,026,918
Innerworkings, Inc.*	170,687	875,624
Mobile Mini, Inc.	75,885	2,754,625
Ritchie Brothers Auctioneers, Inc.[1]	231,758	5,793,950
Rollins, Inc.	158,315	5,232,311
		21,120,687
Communications equipment—0.30%
Digi International, Inc.*	165,927	1,584,603
Construction materials—0.78%
Martin Marietta Materials, Inc.	38,330	4,129,674
Consumer finance—1.29%
Cardtronics, Inc.*	69,616	2,339,794
PRA Group, Inc.*	89,958	4,454,720
		6,794,514
Containers & packaging—0.74%
Berry Plastics Group, Inc.*	81,410	2,753,286
Crown Holdings, Inc.*	25,401	1,125,518
		3,878,804
Distributors—0.12%
Core-Mark Holding Co., Inc.	9,391	626,192
Diversified consumer services—2.53%
Bright Horizons Family Solutions, Inc.*	38,194	1,854,319
Capella Education Co.	6,711	456,281
Grand Canyon Education, Inc.*	142,899	6,261,834
Sotheby's	110,949	4,720,880
		13,293,314
Diversified financial services—0.23%
CBOE Holdings, Inc.	19,005	1,225,252
Diversified telecommunication services—0.45%
Cogent Communications Holdings, Inc.	50,103	1,856,817
inContact, Inc.*	59,638	511,098
		2,367,915
Electrical equipment—0.58%
Acuity Brands, Inc.	3,043	456,115
Enphase Energy, Inc.*,1	77,700	962,703
Generac Holdings, Inc.*,1	37,609	1,645,018
		3,063,836
Electronic equipment, instruments & components—2.48%
Belden, Inc.	37,007	3,069,361
Cognex Corp.*	46,930	1,724,677
CUI Global, Inc.*,1	22,428	136,811

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Electronic equipment, instruments & components—(concluded)
DTS, Inc.*	10,284	$285,072
National Instruments Corp.	184,690	5,555,475
Zebra Technologies Corp. Class A*	27,558	2,299,991
		13,071,387
Food & staples retailing—1.78%
Rite Aid Corp.*	220,802	1,541,198
The Fresh Market, Inc.*,1	47,341	1,804,165
United Natural Foods, Inc.*	77,788	6,011,457
		9,356,820
Food products—0.29%
The WhiteWave Foods Co.*	46,143	1,521,335
Health care equipment & supplies—5.89%
Abaxis, Inc.	68,078	4,185,435
Align Technology, Inc.*	31,575	1,675,054
Avinger, Inc.*	11,505	155,317
Cantel Medical Corp.	19,862	805,801
Cardiovascular Systems, Inc.*	20,359	694,038
Cyberonics, Inc.*	16,656	925,574
DexCom, Inc.*	67,772	4,051,410
Endologix, Inc.*	139,714	1,946,216
Greatbatch, Inc.*	30,165	1,464,812
ICU Medical, Inc.*	5,736	479,415
Inogen, Inc.*	21,972	672,343
Insulet Corp.*	39,186	1,151,677
LDR Holding Corp.*	21,787	729,211
Neogen Corp.*	83,577	3,852,900
Novadaq Technologies, Inc.*,1	91,438	1,301,163
Quidel Corp.*	15,140	356,396
Sirona Dental Systems, Inc.*	15,543	1,402,289
STERIS Corp.	10,267	669,614
The Spectranetics Corp.*,1	91,384	2,989,171
Zeltiq Aesthetics, Inc.*	46,705	1,504,368
		31,012,204
Health care providers & services—9.41%
Acadia Healthcare Co., Inc.*	76,299	4,406,267
Adeptus Health, Inc., Class A*,1	29,040	913,308
Amsurg Corp.*	43,031	2,374,451
Bio-Reference Laboratories, Inc.*	107,229	3,595,388
Catamaran Corp.*	22,704	1,133,157
Chemed Corp.[1]	36,935	3,735,606
Community Health Systems, Inc.*	94,291	4,438,277
Envision Healthcare Holdings, Inc.*	106,774	3,670,890
ExamWorks Group, Inc.*	84,855	3,136,241
HealthSouth Corp.	27,987	1,234,227
IPC Hospitalist Co.*	60,445	2,439,560
LifePoint Hospitals, Inc.*	26,949	1,758,153
Magellan Health, Inc.*	28,096	1,689,132
MEDNAX, Inc.*	64,400	4,372,116
Premier, Inc., Class A*	76,498	2,486,185
RadNet, Inc.*	38,435	303,252
Team Health Holdings, Inc.*	54,347	2,809,740
	Number of shares	Value
Common stocks—(continued)
Health care providers & services—(concluded)
Tenet Healthcare Corp.*	72,036	$3,045,682
WellCare Health Plans, Inc.*	26,864	1,957,042
		49,498,674
Health care technology—1.19%
athenahealth, Inc.*,1	40,913	5,715,955
Medidata Solutions, Inc.*	12,992	558,526
		6,274,481
Hotels, restaurants & leisure—4.04%
BJ's Restaurants, Inc.*	6,660	294,971
Dunkin' Brands Group, Inc.	17,492	827,546
Fiesta Restaurant Group, Inc.*	16,241	959,356
Jack in the Box, Inc.	51,078	4,330,904
Kona Grill, Inc.*	31,540	741,190
Life Time Fitness, Inc.*	25,007	1,367,133
Noodles & Co.*,1	116,965	3,006,000
Red Robin Gourmet Burgers, Inc.*	31,982	2,478,605
Sonic Corp.	21,470	649,897
The Cheesecake Factory, Inc.	59,690	3,134,322
Wyndham Worldwide Corp.	32,762	2,745,128
Zoe's Kitchen, Inc.*,1	23,897	739,373
		21,274,425
Household durables—0.58%
Harman International Industries, Inc.	23,718	3,074,564
Industrial conglomerates—0.48%
Carlisle Cos., Inc.	28,254	2,533,819
Internet & catalog retail—0.46%
Shutterfly, Inc.*	55,162	2,419,957
Internet software & services—5.99%
ChannelAdvisor Corp.*,1	73,000	692,040
Cornerstone OnDemand, Inc.*,1	76,135	2,508,648
Cvent, Inc.*,1	104,065	2,599,544
DealerTrack Holdings, Inc.*	182,185	7,323,837
Demandware, Inc.*,1	4,968	266,086
GrubHub, Inc.*	10,948	376,940
HomeAway, Inc.*	90,152	2,297,975
Internap Corp.*	516,540	4,349,267
Marketo, Inc.*,1	60,050	2,067,522
Q2 Holdings, Inc.*	44,023	787,131
SciQuest, Inc.*	112,145	1,594,702
SPS Commerce, Inc.*	72,221	4,282,705
TechTarget, Inc.*	77,128	852,264
TrueCar, Inc.*,1	31,671	556,776
Yelp, Inc.*,1	18,030	946,034
		31,501,471
IT services—4.50%
Cass Information Systems, Inc.	49,180	2,155,067
Echo Global Logistics, Inc.*	96,761	2,554,490
EPAM Systems, Inc.*	9,646	471,979
Euronet Worldwide, Inc.*	23,892	1,084,458
ExlService Holdings, Inc.*	107,002	3,143,719

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Number of shares	Value
Common stocks—(continued)
IT services—(concluded)
Heartland Payment Systems, Inc.	39,931	$1,987,366
MAXIMUS, Inc.	152,769	8,512,289
Vantiv, Inc., Class A*	108,967	3,747,375
		23,656,743
Leisure products—0.67%
Brunswick Corp.	15,256	828,095
Malibu Boats, Inc., Class A*	4,601	100,394
Nautilus, Inc.*	61,633	877,654
Polaris Industries, Inc.[1]	11,737	1,697,053
		3,503,196
Life sciences tools & services—0.98%
Bio-Techne Corp.	40,670	3,783,124
PAREXEL International Corp.*	22,741	1,386,291
		5,169,415
Machinery—1.97%
Lincoln Electric Holdings, Inc.	23,616	1,603,763
Middleby Corp.*	33,483	3,181,555
Proto Labs, Inc.*,1	63,845	4,110,979
Wabtec Corp.	17,519	1,461,960
		10,358,257
Media—0.83%
Cinemark Holdings, Inc.	64,426	2,394,715
Nexstar Broadcasting Group, Inc., Class A1	21,895	1,092,451
Sinclair Broadcast Group, Inc., Class A1	36,080	892,619
		4,379,785
Multiline retail—0.34%
Burlington Stores, Inc.*	24,245	1,209,583
Tuesday Morning Corp.*	31,299	553,992
		1,763,575
Oil, gas & consumable fuels—1.43%
Bill Barrett Corp.*,1	139,417	1,422,053
Diamondback Energy, Inc.*	15,051	1,038,369
Gulfport Energy Corp.*	48,549	1,868,651
Memorial Resource Development Corp.*	27,552	527,621
Oasis Petroleum, Inc.*,1	67,169	902,751
Rice Energy, Inc.*	50,260	858,441
World Fuel Services Corp.	18,531	907,463
		7,525,349
Paper & forest products—0.48%
Boise Cascade Co.*	62,467	2,526,165
Pharmaceuticals—2.53%
Akorn, Inc.*	48,962	2,084,802
ANI Pharmaceuticals, Inc.*	26,231	1,468,149
BioDelivery Sciences International, Inc.*,1	90,704	1,188,222
Dipexium Pharmaceuticals, Inc.*	33,747	372,230
Heska Corp.*	6,687	133,005
Horizon Pharma PLC*	71,914	1,181,547
IGI Laboratories, Inc.*	36,418	362,723
	Number of shares	Value
Common stocks—(continued)
Pharmaceuticals—(concluded)
Jazz Pharmaceuticals PLC*	26,600	$4,504,444
Lannett Co., Inc.*	14,984	710,691
Pernix Therapeutics Holdings, Inc.*	69,977	581,509
Salix Pharmaceuticals Ltd.*	5,209	701,496
		13,288,818
Professional services—5.30%
Acacia Research[1]	82,766	1,036,230
CoStar Group, Inc.*	38,052	7,020,975
Huron Consulting Group, Inc.*	32,168	2,419,677
Kelly Services, Inc., Class A	61,486	1,039,113
Kforce, Inc.	120,474	2,819,092
Korn/Ferry International*	46,996	1,339,386
On Assignment, Inc.*	43,241	1,519,056
The Advisory Board Co.*	157,820	7,398,602
TriNet Group, Inc.*	37,700	1,250,509
WageWorks, Inc.*	37,251	2,050,295
		27,892,935
Road & rail—0.74%
Covenant Transportation Group, Inc., Class A*	4,808	136,066
Genesee & Wyoming, Inc., Class A*	28,328	2,335,644
Knight Transportation, Inc.	19,889	566,638
Old Dominion Freight Line, Inc.*	11,933	836,742
		3,875,090
Semiconductors & semiconductor equipment—3.88%
Cabot Microelectronics Corp.*	80,041	3,954,826
Cavium, Inc.*	36,316	2,135,744
Mellanox Technologies Ltd.*	62,686	2,759,438
Power Integrations, Inc.	62,295	3,213,176
Qorvo, Inc.*	10,424	770,021
Semtech Corp.*	207,771	5,289,850
Skyworks Solutions, Inc.	27,533	2,286,615
		20,409,670
Software—10.20%
Barracuda Networks, Inc.*	8,283	280,462
Cadence Design Systems, Inc.*	94,761	1,704,750
Callidus Software, Inc.*	40,482	605,206
CommVault Systems, Inc.*	60,147	2,621,206
FireEye, Inc.*,1	23,267	786,657
FleetMatics Group PLC*,1	25,033	886,419
Imperva, Inc.*	82,677	3,452,592
Mobileye N.V.*,1	18,398	724,697
NetSuite, Inc.*,1	17,657	1,737,979
Pegasystems, Inc.	145,914	2,855,537
Proofpoint, Inc.*	109,797	5,489,850
PROS Holdings, Inc.*	67,940	1,650,263
QLIK Technologies, Inc.*	130,101	3,694,868
Qualys, Inc.*	18,430	700,709
ServiceNow, Inc.*	19,454	1,418,197
Solera Holdings, Inc.	24,529	1,265,696
SS&C Technologies Holdings, Inc.	23,083	1,277,182
Synchronoss Technologies, Inc.*	123,500	5,245,045

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Software—(concluded)
Tableau Software, Inc., Class A*	4,572	$369,235
TubeMogul, Inc.*,1	58,731	891,537
Tyler Technologies, Inc.*	2,879	305,404
Ultimate Software Group, Inc.*	74,089	10,965,913
Upland Software, Inc.*	13,837	109,866
VASCO Data Security International, Inc.*,1	25,607	550,550
Verint Systems, Inc.*	76,475	4,082,235
		53,672,055
Specialty retail—2.54%
Big 5 Sporting Goods Corp.	28,071	334,326
Five Below, Inc.*,1	94,335	3,143,242
Lithia Motors, Inc., Class A	28,232	2,391,250
MarineMax, Inc.*	7,390	188,519
Office Depot, Inc.*	297,470	2,260,772
The Children's Place, Inc.	34,575	2,072,771
Tile Shop Holdings, Inc.*,1	183,270	1,488,152
Williams-Sonoma, Inc.	18,787	1,470,083
		13,349,115
Technology hardware, storage & peripherals—1.11%
Stratasys Ltd.*,1	31,450	2,499,961
Super Micro Computer, Inc.*	33,452	1,223,340
Synaptics, Inc.*	27,503	2,112,505
		5,835,806
Textiles, apparel & luxury goods—1.74%
Deckers Outdoor Corp.*	21,400	1,413,470
G-III Apparel Group Ltd.*	30,741	2,988,025
Hanesbrands, Inc.	26,566	2,958,921
Lululemon Athletica, Inc.*,1	12,643	837,473
Skechers USA, Inc., Class A*	15,489	934,761
		9,132,650
Thrifts & mortgage finance—0.69%
BankUnited, Inc.	59,409	1,643,253
LendingTree, Inc.*	48,135	1,982,199
		3,625,452
Trading companies & distributors—1.02%
Beacon Roofing Supply, Inc.*	150,160	3,557,290
HD Supply Holdings, Inc.*	63,713	1,836,846
		5,394,136
	Number of shares	Value
Common stocks—(concluded)
Wireless telecommunication services—0.12%
Boingo Wireless, Inc.*	75,816	$640,645
Total common stocks (cost—$420,978,007)		511,271,175
	Number of warrants
Warrants—0.00%†
Oil, gas & consumable fuels—0.00%†
Magnum Hunter Resources Corp., strike price $8.50, expires 04/15/16*,1 (cost—$0)	53,494	0
	Face amount
Repurchase agreement—2.11%
Repurchase agreement dated 01/30/15 with State Street Bank and Trust Co., 0.000% due 02/02/15, collateralized by $6,186,927 Federal Home Loan Mortgage Corp. obligations, 2.080% due 10/17/22 and $5,230,799 Federal National Mortgage Association obligations, 2.170% to 2.200% due 10/17/22; (value—$11,321,094); proceeds: $11,099,000 (cost—$11,099,000)	$11,099,000	11,099,000
	Number of shares
Investment of cash collateral from securities loaned—13.70%
Money market fund—13.70%
UBS Private Money Market Fund LLC[2] (cost—$72,119,494)	72,119,494	72,119,494
Total investments (cost—$504,196,501)—112.98%		594,489,669
Liabilities in excess of other assets—(12.98)%		(68,312,996)
Net assets—100.00%		$526,176,673

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 230.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$109,385,520
Gross unrealized depreciation	(19,092,352)
Net unrealized appreciation	$90,293,168

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2015 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2015 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$511,271,175	$—	$—	$511,271,175
Warrants	—	—	0	0
Repurchase agreement	—	11,099,000	—	11,099,000
Investment of cash collateral from securities loaned	—	72,119,494	—	72,119,494
Total	$511,271,175	$83,218,494	$0	$594,489,669

At January 31, 2015, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Portfolio's investment that was valued using unobservable inputs (Level 3) for the six months ended January 31, 2015:

Warrants
Beginning balance	$0
Purchases	—
Issuance	—
Sales	—
Accrued discounts/(premiums)	—
Total realized gain/(loss)	—
Net change in unrealized appreciation/depreciation	0
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance	$0

The change in net unrealized appreciation/depreciation relating to the Level 3 investment held at January 31, 2015 was $0.

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	95.8%
Ireland	1.4
Canada	1.4
Israel	0.9
Bermuda	0.4
Netherlands	0.1
Total	100.0%

Portfolio footnotes

*  Non-income producing security.

†  Represents less than 0.005%

1  Security, or portion thereof, was on loan at January 31, 2015.

2  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2015. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/14	Purchases during the six months ended 01/31/15	Sales during the six months ended 01/31/15	Value at 01/31/15	Net income earned from affiliate for the six months ended 01/31/15
UBS Private Money Market Fund LLC	$70,777,816	$148,955,744	$147,614,066	$72,119,494	$3,896

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Equity Investments

Performance

For the six months ended January 31, 2015, the Portfolio's Class P shares declined 5.67% before the deduction of the maximum PACE Select program fee.1 In comparison, the MSCI EAFE Index (net) (the "benchmark") declined 6.97%, and the Lipper International Large-Cap Core Funds category posted a median return of -6.85%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 162. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' Comments2

Mondrian

Our portion of the Portfolio outperformed the benchmark during the reporting period. Stock selection within markets contributed to results, led by specific holdings in Japan and Switzerland, including Takeda Pharmaceutical Company and Zurich Insurance Group. At the sector level, allocation between sectors added slightly to returns. In the context of the sudden, extreme weakness in the price of oil, our overweight in the energy sector weighed on relative performance. This was more than offset, however, by our overweight in the strong telecommunication services sector and an underweight in the weak materials sector. Stocks in the telecommunication services sector were helped by indications of improved revenue trends in selected European markets. Stock selection within sectors, however, slightly held back returns during the period, driven by stock selection in the industrials sector. Shares of Vallourec, a French manufacturer of seamless steel pipes, fell sharply during the period. The oil and gas sector is an important end-market for the company.

Country allocation slightly held back our investment returns, driven by overweights in Spain and Switzerland, both of which lagged the benchmark. Currency allocation, however, added to relative returns. In particular, we benefited from overweight

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub-Advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust –
PACE International Equity Investments

Investment Sub-Advisors:

Mondrian Investment Partners Limited ("Mondrian");

Chautauqua Capital Management, LLC ("Chautauqua");

Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital")

Portfolio Managers:

Mondrian: Elizabeth A. Desmond, Nigel Bliss, Andrew Porter and Steve Dutaut;

Chautauqua: Brian M. Beitner, CFA, Michael Mow, CFA and Amanda Prentiss;

Los Angeles Capital: Thomas D. Stevens, CFA, Hal W. Reynolds, CFA and Daniel E. Allen, CFA

Objective:

Capital appreciation

Investment process:

Mondrian conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle. The center of its research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that attempts to identify value across country boundaries. This approach focuses on future anticipated dividends, and discounts the value of those dividends back to what they would be worth if they were being paid today.

Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services

(continued on next page)

PACE Select Advisors Trust

PACE International Equity Investments

Sub-Advisors' comments – continued

exposures to the Swiss franc and Singapore dollar. In January 2015, the Swiss central bank abandoned its efforts to impose a cap on the level of the Swiss franc in relation to the euro, leading to a very sharp appreciation in its currency. We were also aided by an underweight to the Australian dollar.

The main highlights of the strategy adopted for our portion of the Portfolio are an overweight in selected European markets, overweights in the telecommunications services, consumer staples and health care sectors, and underweights in the materials and financials sectors.

During the reporting period, the derivative exposure on our portfolio was in the form of defensive forward currency contracts in an unleveraged and fully covered manner. Until December 4, 2014, we hedged approximately 84% of our Australian dollar exposure. This hedging was undertaken using three-month forward currency contracts. We chose to hedge this currency as our analysis, based on purchasing power parity, indicated that it was significantly overvalued. We used a hedge in order to protect the value of the investments denominated in this currency. On December 4, 2014, the defensive currency hedge out of the Australian dollar was closed, reflecting that the currency had moved significantly toward our assessment of fair value based on purchasing power parity. Thus, at the end of the reporting period, we had no derivatives exposure. During the period, the defensive currency hedge out of the Australian dollar added slightly to investment returns, as the Australian dollar weakened against the US dollar.

Chautauqua

Our portion of the Portfolio outperformed the benchmark during the reporting period. This was largely attributed to strong stock selection, with regional stock selection positively impacting results. In contrast, our exposure to weaker sectors—including a minimal exposure to the energy sector, which we further reduced in the fourth quarter of 2014 ahead of falling oil prices—detracted from relative performance.

In our portion of the Portfolio, the strongest sectors were consumer staples, materials, consumer discretionary and information technology. Our largest detractors were energy, telecommunication services and industrials. From a country perspective, our exposures to Germany, Canada and Taiwan contributed to results, whereas exposures to China, Brazil and France detracted from relative performance.

As anticipated, we saw a gradual pick-up in economic growth during the reporting period. Against this backdrop, our emphasis on economically sensitive sectors (consumer discretionary and information technology in particular) was rewarded, as growth stocks outperformed value stocks in developed markets. With lower oil prices and

Investment process (concluded)

that a dollar will buy in the United States, and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

Chautauqua seeks to achieve consistent risk adjusted excess returns by managing a concentrated portfolio of 25-35 quality, growth companies generally headquartered outside of the United States. The portfolio consists of a carefully diversified set of best idea equities that Chautauqua believes will benefit from long-term trends, have sustainable competitive advantages and exhibit growth that should outpace the market. Companies are valued based on a forward looking cash flow analysis. When selecting investments, Chautauqua has a long-term horizon.

Los Angeles Capital employs a "long/short" or "130/30" equity strategy. Los Angeles Capital buys securities "long" that it believes will outperform the market or decrease portfolio risk, and sells securities "short" that it believes will underperform the market. Los Angeles Capital uses a proprietary quantitative model that includes fundamental data inputs for a universe of equity securities and, through the use of statistical tools, estimates expected returns based on each security's risk characteristics and the expected return to each characteristic in the current market environment.

PACE Select Advisors Trust

PACE International Equity Investments

Sub-Advisors' comments – concluded

continued low interest rates, we believe that the high quality companies we invest in should continue to prosper in this growth-oriented economic backdrop.

Derivatives were not used during the review period.

Los Angeles Capital

Our portion of the Portfolio outperformed the benchmark during the reporting period. Sector tilts and fundamental factor exposures contributed to relative performance, while our country and currency tilts detracted from relative results. Looking at fundamental factors, a general overweight to stocks with solid one-year price momentum contributed to performance, as this factor rallied during the period. Moreover, exposure to small-cap stocks added value in the Pacific ex-Japan region, but detracted from results in Europe and Japan. In Europe, exposure to stocks with strong three-year price momentum added value, as did a tilt toward stocks with strong analyst sentiment. Meanwhile, an underweight to earnings yield and an overweight to earnings quality detracted from relative results. A quality tilt in Japan toward stocks with high earnings quality, low price volatility and low levels of leverage contributed to performance. In the Pacific ex-Japan region, exposure to stocks with high price-to-earnings multiples and positive analyst sentiment added value, while overweights to stocks with strong long-term and short-term price momentum negatively impacted relative performance. Within sectors, an underweight to European energy was the largest contributor to relative results, whereas overweights to European utilities and financials detracted from performance. In Japan, tilts toward consumer discretionary and away from utilities and telecommunications added value, while an overweight to consumer staples detracted modestly. In the Pacific ex-Japan region, overweights to utilities and telecommunications, and underweights to basic materials and energy, contributed to relative performance. Within countries, overweights to Finland and Belgium added value, but an underweight to the Netherlands and an overweight to Switzerland detracted from relative results.

At the end of the reporting period, our portion of the Portfolio exhibited tilts toward consumer discretionary, financials and utilities, and away from energy, consumer staples and industrials, relative to the benchmark. Our portion of the Portfolio exhibited higher price-to-earnings and price-to-book ratios, as well as a higher yield, relative to the benchmark. We also exhibited a lower beta and weighted average market capitalization than the benchmark. (Beta is a measure of volatility or risk relative to the market as a whole.)

Derivatives were not used during the review period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

PACE Select Advisors Trust

PACE International Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/15	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(5.78)%	1.44%	6.20%	3.97%
Class C2	(6.20)%	0.65%	5.32%	3.11%
Class Y3	(5.64)%	1.74%	6.48%	4.31%
Class P4	(5.67)%	1.72%	6.48%	4.25%
After deducting maximum sales charge
Class A1	(10.97)%	(4.12)%	5.00%	3.38%
Class C2	(7.12)%	(0.34)%	5.32%	3.11%
MSCI EAFE Index (net)[5]	(6.97)%	(0.43)%	6.39%	4.68%
Lipper International Large-Cap Core Funds median	(6.85)%	(0.56)%	6.11%	4.52%

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/14	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(9.42)%	(3.22)%	4.80%	3.66%
Class C2	(9.77)%	(3.98)%	3.94%	2.81%
Class Y3	(9.29)%	(2.95)%	5.10%	4.01%
Class P4	(9.27)%	(2.97)%	5.07%	3.94%
After deducting maximum sales charge
Class A1	(14.43)%	(8.57)%	3.62%	3.08%
Class C2	(10.65)%	(4.92)%	3.94%	2.81%

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2014 prospectuses, were as follows: Class A—1.70% and 1.70%; Class C—2.51% and 2.51%; Class Y—1.42% and 1.42%; and Class P—1.45% and 1.45% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2015 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.55%; Class C—2.30%; Class Y—1.30%; and Class P—1.30% The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015, there will be a reduction in the redemption holding period from 90 days to 30 days. Shares that an investor holds or purchases prior to implementation of this new holding period are subject to preexisting terms for the holding period as outlined in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/15
Net assets (mm)	$1,033.0
Number of holdings	560
Portfolio composition[1]	01/31/15
Common stocks and preferred stocks	105.7%
ADRs and SDRs	5.4
Investments sold short	(12.1)
Cash equivalents and other assets less liabilities	1.0
Total	100.0%
Regional allocation (equity investments)[1]	01/31/15
Europe and European territories	70.8%
Asia	31.4
Oceania	4.5
The Americas	2.5
Curacao	1.8
Total	111.0%
Top five countries (equity investments-long holdings)[1]	01/31/15
Japan	21.1%
United Kingdom	18.6
Switzerland	11.7
France	7.8
Germany	6.9
Total	66.1%
Top five sectors (long holdings)[1]	01/31/15
Financials	23.9%
Health Care	15.9
Consumer Discretionary	15.1
Consumer Staples	11.2
Information Technology	10.8
Total	76.9%
Top ten equity holdings (long holdings)[1]	01/31/15
Lululemon Athletica, Inc.	2.0%
Banco Santander SA	1.8
Nestle SA	1.8
Novartis AG	1.7
Roche Holding AG	1.7
Sanofi SA	1.7
GlaxoSmithKline PLC	1.6
National Grid PLC	1.4
ARM Holdings PLC	1.3
Deutsche Telekom AG	1.3
Total	16.3%
Top five countries (equity investments-short holdings)[1]	01/31/15
Japan	(5.6)%
Hong Kong	(1.1)
Sweden	(0.7)
France	(0.7)
Australia	(0.6)
Total	(8.7)%
Top five sectors (short holdings)[1]	01/31/15
Financials	(3.4)%
Consumer Discretionary	(1.7)
Materials	(1.2)
Industrials	(1.1)
Information Technology	(0.9)
Total	(8.3)%
Top ten equity holdings (short holdings)[1]	01/31/15
Hong Kong Exchanges & Clearing Ltd.	(0.5)%
Banco Popular Espanol SA	(0.4)
Nintendo Co. Ltd.	(0.3)
Svenska Cellulosa AB SCA, Class B	(0.3)
Sun Hung Kai Properties Ltd.	(0.3)
Randgold Resources Ltd.	(0.3)
Rakuten, Inc.	(0.3)
Eisai Co. Ltd.	(0.3)
Takeda Pharmaceutical Co. Ltd.	(0.2)
Insurance Australia Group Ltd.	(0.2)
Total	(3.1)%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 230.

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2015. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE International Equity Investments

Industry diversification—(unaudited)

As a percentage of net assets as of January 31, 2015

Common stocks

Aerospace & defense	0.24%
Air freight & logistics	0.04
Auto components	2.26
Automobiles	3.03
Banks	9.05
Beverages	1.30
Biotechnology	1.43
Building products	1.50
Capital markets	2.76
Chemicals	2.64
Commercial services & supplies	1.17
Communications equipment	0.67
Construction & engineering	0.24
Construction materials	0.42
Containers & packaging	0.09
Diversified financial services	0.78
Diversified telecommunication services	6.90
Electric utilities	2.87
Electrical equipment	2.00
Electronic equipment, instruments & components	1.14
Energy equipment & services	1.00
Food & staples retailing	3.11
Food products	3.47
Gas utilities	0.88
Health care equipment & supplies	2.36
Health care providers & services	1.31
Health care technology	0.00[1]
Hotels, restaurants & leisure	1.98
Household durables	0.56
Household products	0.47
Industrial conglomerates	1.26
Insurance	8.43
Internet software & services	1.80
IT services	1.21
Leisure products	0.58
Life sciences tools & services	0.22
Machinery	1.49
Marine	0.20
Media	2.22
Metals & mining	1.16
Multi-utilities	2.36
Multiline retail	0.30

Common stocks — (concluded)

Oil, gas & consumable fuels	4.67%
Paper & forest products	0.62
Personal products	2.08
Pharmaceuticals	10.54
Professional services	0.11
Real estate investment trusts	1.96
Real estate management & development	1.32
Road & rail	0.48
Semiconductors & semiconductor equipment	4.26
Software	0.91
Specialty retail	0.71
Technology hardware, storage & peripherals	0.02
Textiles, apparel & luxury goods	3.40
Tobacco	0.55
Trading companies & distributors	0.08
Transportation infrastructure	0.46
Wireless telecommunication services	1.60
Total common stocks	110.67

Preferred stocks

Automobiles	0.14
Chemicals	0.03
Household products	0.22
Total preferred stocks	0.39
Repurchase agreement	0.92
Investment of cash collateral from securities loaned	3.85

Investments sold short
Common stocks

Aerospace & defense	(0.21)
Airlines	(0.05)
Auto components	(0.04)
Automobiles	(0.12)
Banks	(0.67)
Beverages	(0.12)
Building products	(0.10)
Capital markets	(0.36)
Chemicals	(0.32)
Commercial services & supplies	(0.03)
Construction & engineering	(0.06)
Consumer finance	(0.26)
Distributors	(0.25)

PACE Select Advisors Trust

PACE International Equity Investments

Industry diversification—(unaudited) (concluded)

As a percentage of net assets as of January 31, 2015

Investments sold short—(concluded)
Common stocks—(concluded)

Diversified consumer services	(0.02)%
Diversified financial services	(1.06)
Diversified telecommunication services	(0.37)
Electric utilities	(0.67)
Electrical equipment	(0.00)[1]
Electronic equipment, instruments & components	(0.40)
Energy equipment & services	(0.20)
Food & staples retailing	(0.00)[1]
Food products	(0.20)
Health care equipment & supplies	(0.07)
Health care providers & services	(0.20)
Hotels, restaurants & leisure	(0.29)
Household durables	(0.32)
Independent power and renewable electricity producers	(0.16)
Insurance	(0.34)
Internet & catalog retail	(0.25)
Leisure products	(0.12)
Machinery	(0.41)
Media	(0.13)
Metals & mining	(0.58)
Oil, gas & consumable fuels	(0.56)
Paper & forest products	(0.30)
Pharmaceuticals	(0.61)
Professional services	(0.01)
Real estate investment trusts	(0.18)
Real estate management & development	(0.68)
Road & rail	(0.13)
Semiconductors & semiconductor equipment	(0.12)
Software	(0.38)
Specialty retail	(0.05)
Textiles, apparel & luxury goods	(0.14)
Trading companies & distributors	(0.07)
Transportation infrastructure	(0.04)
Wireless telecommunication services	(0.41)
Total investments sold short	(12.06)
Liabilities in excess of other assets	(3.77)
Net assets	100.00%

1  Weightings represent less than (0.05%) of the Portfolio's net assets as of January 31, 2015.

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Number of shares	Value
Common stocks—110.67%
Australia—4.32%
Amcor Ltd.	30,949	$305,876
AMP Ltd.	679,882	3,032,012
ASX Ltd.	20,486	605,477
AusNet Services	683,897	742,330
Australia & New Zealand Banking Group Ltd.	6,793	173,408
Bank of Queensland Ltd.	76,929	745,198
Bendigo and Adelaide Bank Ltd.[1]	86,945	900,406
Cochlear Ltd.[1]	37,236	2,393,284
Commonwealth Bank of Australia	42,287	2,923,936
Computershare Ltd.	194,977	1,751,864
CSL Ltd.	34,367	2,338,795
Dexus Property Group	42,406	253,252
Goodman Group	157,291	745,660
GPT Group	676,394	2,371,573
Iluka Resources Ltd.	97,752	530,857
Macquarie Group Ltd.	45,540	2,182,806
Mirvac Group	209,900	313,953
Newcrest Mining Ltd.*	4,696	50,705
Novion Property Group	1,341,964	2,408,004
QBE Insurance Group Ltd.[1]	478,620	3,923,667
Ramsay Health Care Ltd.	9,575	440,630
REA Group Ltd.[1]	26,324	1,006,945
Scentre Group*	1,236,648	3,633,614
Sonic Healthcare Ltd.	29,017	423,623
Stockland	724,251	2,456,362
Tabcorp Holdings Ltd.[1]	248,768	879,281
Telstra Corp. Ltd.	15,097	76,149
TPG Telecom Ltd.	26,272	135,880
Transurban Group	251,300	1,797,197
Treasury Wine Estates Ltd.	105,912	402,659
Westfield Corp.*	131,895	1,006,116
Westpac Banking Corp.	138,831	3,710,403
Total Australia common stocks		44,661,922
Austria—0.04%
Andritz AG2	2,861	154,870
Vienna Insurance Group AG Wiener Versicherung Gruppe	5,737	243,495
Voestalpine AG	985	35,079
Total Austria common stocks		433,444
Belgium—1.21%
Ageas	5,126	175,534
Ageas STRIP VVPR*,3	7,563	9
Anheuser-Busch InBev N.V.	23,063	2,812,903
Belgacom SA	13,829	515,050
Colruyt SA	9,946	458,741
Delhaize Group SA	3,449	286,910
Groupe Bruxelles Lambert SA2	13,537	1,122,257
KBC Groep N.V.*	113,812	6,121,381
Solvay SA	4,509	616,455
Telenet Group Holding N.V.*	6,696	372,382
Total Belgium common stocks		12,481,622
	Number of shares	Value
Common stocks—(continued)
Bermuda—0.90%
Cheung Kong Infrastructure Holdings Ltd.	38,000	$311,876
Jardine Matheson Holdings Ltd., ADR	60,800	3,885,285
Kerry Properties Ltd.	353,000	1,247,350
Kunlun Energy Co. Ltd.[1]	2,796,378	2,911,624
Noble Group Ltd.	793,000	620,320
Shangri-La Asia Ltd.	226,000	293,375
Total Bermuda common stocks		9,269,830
Brazil—0.59%
BB Seguridade Participacoes SA	553,842	6,068,370
Cayman Islands—2.55%
Alibaba Group Holding Ltd., ADR*,1	38,581	3,436,796
Ctrip.com International Ltd., ADR*	227,702	10,828,369
Hengan International Group Co. Ltd.[1]	1,018,055	12,084,426
Total Cayman Islands common stocks		26,349,591
China—0.97%
Sinopharm Group Co., Class H1	2,764,500	10,065,701
Curacao—0.56%
Schlumberger Ltd.	69,595	5,733,932
Denmark—3.42%
Coloplast A/S, Class B	115,871	9,133,598
Danske Bank A/S	44,427	1,149,876
DSV A/S	40,893	1,288,036
Novo Nordisk A/S, ADR	264,459	11,784,293
Novo Nordisk A/S, Class B	123,044	5,484,154
Novozymes A/S, B Shares	12,416	566,225
Pandora A/S	35,317	2,524,727
TDC A/S	268,076	1,983,975
Tryg A/S	3,339	390,977
Vestas Wind Systems A/S*,2	26,396	1,025,580
Total Denmark common stocks		35,331,441
Finland—1.43%
Neste Oil Oyj[1]	69,206	1,924,509
Nokia Oyj	119,362	917,958
Orion Oyj, Class B	17,157	565,661
Sampo Oyj, A Shares[2]	100,690	4,876,606
Stora Enso Oyj, R Shares	117,018	1,135,358
UPM-Kymmene Oyj[2]	301,003	5,290,842
Wartsila Oyj Abp	2,278	105,603
Total Finland common stocks		14,816,537
France—7.84%
Accor SA	5,981	297,357
AXA SA	56,448	1,320,428
Bureau Veritas SA	17,047	360,984
Carrefour SA	46,599	1,460,219
Cie de Saint-Gobain	177,271	7,551,865
Cie Generale des Etablissements Michelin	5,522	537,743
CNP Assurances	1,889	33,162
Dassault Systemes	4,330	267,574
Electricite de France (EDF)[2]	157,813	4,278,146
Essilor International SA2	37,509	4,177,430

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Number of shares	Value
Common stocks—(continued)
France—(concluded)
Eutelsat Communications	925	$31,777
France Telecom SA	423,145	7,444,420
GDF Suez, STRIP VVPR*,3	23,226	26
Hermes International	112	38,010
Iliad SA	43,120	10,015,317
L'Oreal SA	3,459	618,484
Lagardere SCA	21,926	599,698
LVMH Moet Hennessy Louis Vuitton SA	2,315	372,308
Natixis SA	244,228	1,553,285
Publicis Groupe SA	13,199	986,194
Renault SA	5,440	415,760
Rexel SA	8,459	158,046
Sanofi SA2	186,029	17,140,689
Societe BIC SA	508	72,230
Societe Generale SA	87,182	3,500,907
Sodexo[1]	7,024	696,882
Total SA	160,563	8,241,789
Unibail-Rodamco SE	2,090	588,667
Valeo SA	4,852	684,140
Vallourec SA	107,167	2,325,201
Veolia Environnement SA2	154,452	2,829,425
Wendel SA	20,901	2,342,356
Total France common stocks		80,940,519
Germany—6.54%
adidas AG	4,698	323,257
Allianz SE2	27,178	4,481,416
Axel Springer SE	2,993	184,041
Bayer AG	4,410	635,178
Celesio AG	15,448	457,620
Continental AG	5,494	1,239,703
Daimler AG	78,905	7,146,014
Deutsche Bank AG	42,245	1,226,273
Deutsche Boerse AG	5,707	437,618
Deutsche Post AG	1,249	40,422
Deutsche Telekom AG	764,377	13,176,398
Fresenius Medical Care AG & Co. KGaA	17,828	1,321,291
Hannover Rueck SE	2,666	238,946
Kabel Deutschland Holding AG*	2,396	325,478
Merck KGaA	761	76,036
Metro AG*	53,413	1,643,597
ProSiebenSat.1 Media AG	98,318	4,352,312
RWE AG2	163,875	4,545,795
SAP SE	97,788	6,382,403
Siemens AG1	52,832	5,581,007
ThyssenKrupp AG*,1	179,970	4,675,380
United Internet AG	19,884	861,379
Wirecard AG	183,596	8,206,603
Total Germany common stocks		67,558,167
Hong Kong—3.73%
AIA Group Ltd.	2,247,260	13,045,205
Bank of East Asia Ltd.	7,200	29,917
BOC Hong Kong Holdings Ltd.	793,500	2,781,366
China Mobile Ltd.	485,000	6,357,612
	Number of shares	Value
Common stocks—(continued)
Hong Kong—(concluded)
CLP Holdings Ltd.[2]	469,500	$4,191,494
Hang Seng Bank Ltd.[2]	371,323	6,498,772
HKT Trust/HKT Ltd.	580,000	758,260
Hong Kong & China Gas Co. Ltd.	167,200	382,882
Hysan Development Co. Ltd.	338,000	1,633,614
MTR Corp. Ltd.	250,000	1,107,508
New World Development Co. Ltd.	326,000	388,673
Sino Land Co. Ltd.	243	408
Swire Properties Ltd.	103,600	332,601
Wharf Holdings Ltd.	132,000	1,069,362
Total Hong Kong common stocks		38,577,674
Israel—0.87%
Bank Hapoalim B.M.	84,439	375,082
Bezeq The Israeli Telecommunication Corp. Ltd.	880,298	1,403,893
Delek Group Ltd.	1,060	259,280
Teva Pharmaceutical Industries Ltd., ADR	119,600	6,800,456
The Israel Corp. Ltd.	491	159,330
Total Israel common stocks		8,998,041
Italy—2.05%
Assicurazioni Generali SpA	232,659	4,910,401
Enel SpA	368,498	1,665,006
ENI SpA	370,697	6,238,303
Snam SpA	935,623	4,577,861
Telecom Italia SpA*	553,280	642,893
Terna Rete Elettrica Nazionale SpA	725,363	3,180,230
Total Italy common stocks		21,214,694
Japan—21.10%
ABC-Mart, Inc.	1,400	69,836
Aeon Co. Ltd.[1]	33,300	351,719
AEON Mall Co. Ltd.	45,500	754,280
Air Water, Inc.	35,000	602,219
Astellas Pharma, Inc.	123,000	1,899,779
Bridgestone Corp.[2]	176,100	7,038,246
Calbee, Inc.	47,400	1,850,966
Canon, Inc.	341,887	10,815,743
Central Japan Railway Co.	5,300	908,863
Chubu Electric Power Co., Inc.*,1	106,400	1,404,904
Citizen Holdings Co. Ltd.[1]	45,200	360,792
Dai Nippon Printing Co. Ltd.	63,000	566,584
Daicel Corp.	151,400	1,882,376
Daihatsu Motor Co. Ltd.[1]	29,200	407,179
Daikin Industries Ltd.[2]	17,100	1,189,920
Daito Trust Construction Co. Ltd.	7,600	845,992
FamilyMart Co. Ltd.[1]	23,800	1,030,868
FANUC Corp.	24,600	4,131,307
Fast Retailing Co. Ltd.[1]	2,000	741,952
Fuji Electric Holdings Co. Ltd.	91,000	389,134
Fuji Heavy Industries Ltd.[2]	187,600	6,766,224
Hamamatsu Photonics KK	8,800	414,624
Hikari Tsushin, Inc.	1,300	74,700

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Japan—(continued)
Hino Motors Ltd.	114,500	$1,621,142
Hirose Electric Co. Ltd.[1]	19,700	2,360,428
Hisamitsu Pharmaceutical Co., Inc.	10,600	360,661
Hitachi Metals Ltd.	62,000	1,010,307
Hokuhoku Financial Group, Inc.	129,000	265,825
Honda Motor Co. Ltd.	298,300	9,001,128
Hoya Corp.	101,600	3,937,262
Hulic Co. Ltd.[1]	120,300	1,092,746
Idemitsu Kosan Co. Ltd.[1]	56,500	943,092
Inpex Corp.[2]	362,400	4,010,447
Isuzu Motors Ltd.	116,500	1,550,907
Japan Airlines Co. Ltd.	66,700	2,258,168
Japan Real Estate Investment Corp.[1]	172	835,644
JFE Holdings, Inc.[1]	26,707	588,285
JSR Corp.[1]	31,000	546,400
JTEKT Corp.	100	1,649
JX Holdings, Inc.[1]	243,500	898,571
Kajima Corp.[1]	70,000	276,957
Kakaku.com, Inc.[1]	76,500	1,082,185
Kamigumi Co. Ltd.	35,000	349,756
Kaneka Corp.[1]	46,000	280,765
Kao Corp.	200,300	8,782,761
Kawasaki Heavy Industries Ltd.[1]	19,000	91,031
Keio Corp.[1]	27,000	219,860
Keyence Corp.	6,600	3,085,083
Kirin Holdings Co. Ltd.[1]	534,600	7,197,968
Kobe Steel Ltd.[1]	1,667,000	2,923,599
Kuraray Co. Ltd.[1]	9,400	118,035
Kurita Water Industries Ltd.	7,300	155,515
Lawson, Inc.[1,2]	40,700	2,661,021
M3, Inc.	2,500	50,289
Makita Corp.	19,500	864,953
Maruichi Steel Tube Ltd.[1]	31,000	733,048
Mazda Motor Corp	141,200	2,900,312
Minebea Co. Ltd.	12,000	185,138
Miraca Holdings, Inc.[1]	8,800	394,124
Mitsubishi Logistics Corp.[1]	61,000	907,200
Mitsubishi Motors Corp.[1,2]	77,300	653,510
Mitsubishi Tanabe Pharma Corp.	1,800	28,456
Mitsubishi UFJ Financial Group, Inc.[2]	321,700	1,709,599
Mitsui Fudosan Co. Ltd.	22,164	560,341
Mizuho Financial Group, Inc.	143,900	235,294
Murata Manufacturing Co. Ltd.	10,400	1,122,724
Namco Bandai Holdings, Inc.	85,000	1,721,011
NGK Insulators Ltd.[1]	9,000	181,361
NGK Spark Plug Co. Ltd.	100	2,965
NIDEC Corp.[1]	2,800	190,534
Nippon Express Co. Ltd.[1]	6,000	35,003
Nippon Paint Co. Ltd.[1]	19,000	595,179
Nippon Prologis REIT, Inc.	187	440,282
Nippon Yusen Kabushiki Kaisha	696,000	2,069,284
Nissin Foods Holdings Co. Ltd.	15,500	836,530
Nitori Holdings Co. Ltd.	14,500	819,823
Nitto Denko Corp.[1]	33,498	1,999,778
Nomura Real Estate Holdings, Inc.	73,000	1,228,355
	Number of shares	Value
Common stocks—(continued)
Japan—(continued)
Nomura Research Institute Ltd.[1]	39,400	$1,337,782
NSK Ltd.	40,000	468,743
NTT DOCOMO, Inc.	244,600	4,129,167
Obayashi Corp.[1]	58,000	367,153
Odakyu Electric Railway Co. Ltd.[1]	141,000	1,371,681
Olympus Corp.*,1	225,552	7,800,499
Oracle Corp. Japan	18,500	769,137
Oriental Land Co. Ltd.[2]	15,800	3,828,195
ORIX Corp.	169,300	1,945,394
Osaka Gas Co. Ltd.	158,000	622,778
Otsuka Corp.	11,700	403,976
Park24 Co. Ltd.[1]	64,300	1,100,208
Rinnai Corp.[1]	17,700	1,184,776
Santen Pharmaceutical Co. Ltd.	23,000	1,435,305
Secom Co. Ltd.	11,700	679,140
Seiko Epson Corp.	4,100	166,513
Sekisui Chemical Co. Ltd.	84,000	918,687
Sekisui House Ltd.[1]	18,700	241,819
Seven & I Holdings Co. Ltd.	148,100	5,419,584
Shimadzu Corp.	25,000	259,746
Shimamura Co. Ltd.	100	8,895
Shimano, Inc.[2]	32,100	4,243,410
Shimizu Corp.	37,000	255,287
Shin-Etsu Chemical Co. Ltd.	6,000	397,285
Shinsei Bank Ltd.[1]	974,000	1,765,398
Shionogi & Co. Ltd.	4,100	123,030
SMC Corp.	500	134,084
Sompo Japan Nipponkoa Holdings, Inc.	72,400	2,008,883
Sumitomo Rubber Industries Ltd.	2,600	40,431
Suntory Beverage & Food Ltd.[2]	79,500	2,787,946
Suruga Bank Ltd.	71,700	1,346,224
Sysmex Corp.	6,400	285,998
T&D Holdings, Inc.[2]	376,100	4,235,483
Taiheiyo Cement Corp.[1]	762,000	2,235,979
Taisei Corp.[1,2]	275,000	1,595,140
Takashimaya Co. Ltd.	60,000	526,265
Takeda Pharmaceutical Co. Ltd.	207,500	10,366,564
The Bank of Yokohama Ltd.	49,000	264,397
The Dai-ichi Life Insurance Co. Ltd.[1]	424,300	5,684,605
The Yokohama Rubber Co. Ltd.	103,000	969,021
Toho Gas Co. Ltd.[1]	120,000	652,054
Tokio Marine Holdings, Inc.	252,800	8,825,802
Tokyo Electron Ltd.	30,800	2,155,791
Tokyo Gas Co. Ltd.	30,000	178,954
Tokyo Tatemono Co. Ltd.	5,000	33,756
Toppan Printing Co. Ltd.	24,000	160,322
Toray Industries, Inc.[1]	27,000	229,988
TOTO Ltd.	5,000	55,197
Toyo Seikan Group Holdings, Ltd.[1]	47,400	608,148
Toyo Suisan Kaisha Ltd.	15,400	541,787
Toyoda Gosei Co. Ltd.[1]	42,300	931,848
Toyota Motor Corp.	5,200	335,249
Trend Micro, Inc.*,1	55,100	1,556,085
United Urban Investment Corp.	100	160,077

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Japan—(concluded)
USS Co. Ltd.	45,100	$707,553
Yahoo Japan Corp.[1]	868,000	2,919,184
Yamaguchi Financial Group, Inc.[1]	69,000	717,874
Total Japan common stocks		217,964,775
Jersey—0.74%
Delphi Automotive PLC	102,454	7,041,663
Experian PLC	31,110	548,191
Total Jersey common stocks		7,589,854
Luxembourg—0.05%
Millicom International Cellular SA, SDR	8,603	548,618
Netherlands—3.59%
Aegon N.V.	218,439	1,556,785
ASML Holding N.V.	8,913	929,699
ASML Holding N.V., NY Registered Shares	118,095	12,274,794
Delta Lloyd N.V.	51,121	965,864
Fiat Chrysler Automobiles N.V.*	157,913	2,082,675
Koninklijke Ahold N.V.	519,680	9,379,434
Reed Elsevier N.V.	201,160	4,918,070
STMicroelectronics N.V.[1]	256,779	2,132,129
Unilever N.V.[1,2]	58,686	2,544,897
Wolters Kluwer N.V.	8,356	249,617
Total Netherlands common stocks		37,033,964
New Zealand—0.55%
Auckland International Airport Ltd.	165,349	534,782
Fletcher Building Ltd.	347,803	2,112,822
Ryman Healthcare Ltd.	80,345	480,960
Spark New Zealand Ltd.	1,060,191	2,540,429
Total New Zealand common stocks		5,668,993
Norway—0.51%
DnB NOR ASA[2]	284,874	4,127,426
Norsk Hydro ASA	82,983	487,669
Orkla ASA	3,766	27,755
Yara International ASA	11,770	612,774
Total Norway common stocks		5,255,624
Singapore—2.79%
Ascendas Real Estate Investment Trust	388,000	704,641
Avago Technologies Ltd.	24,571	2,527,864
CapitaMall Trust	1,598,000	2,465,124
Global Logistic Properties Ltd.	230,000	429,131
Hutchison Port Holdings Trust[1]	1,629,000	1,161,571
Keppel Land Ltd.	152,000	509,726
Oversea-Chinese Banking Corp. Ltd.[1]	85,000	651,964
SembCorp Industries Ltd.	956,000	3,040,023
Singapore Exchange Ltd.	84,000	481,901
Singapore Press Holdings Ltd.[1]	231,000	704,460
Singapore Telecommunications Ltd.	2,661,000	8,012,456
StarHub Ltd.	396,000	1,222,235
Suntec Real Estate Investment Trust	84,000	116,536
United Overseas Bank Ltd.	329,932	5,642,090
	Number of shares	Value
Common stocks—(continued)
Singapore—(concluded)
UOL Group Ltd.	147,000	$782,314
Wilmar International Ltd.[2]	161,000	382,084
Total Singapore common stocks		28,834,120
South Korea—1.00%
NAVER Corp.	15,918	10,317,464
Spain—5.93%
Amadeus IT Holding SA1	19,871	796,911
Banco Bilbao Vizcaya Argentaria SA	35,936	306,978
Banco Santander SA	2,818,944	18,960,412
Distribuidora Internacional de Alimentacion SA	168,514	1,090,981
Enagas SA2	75,750	2,398,816
Gas Natural SDG, SA	13,784	323,562
Grifols SA, ADR	334,485	11,526,353
Iberdrola SA	1,800,201	12,425,750
Red Electrica Corp. SA	17,295	1,473,501
Telefonica SA	799,046	11,982,018
Total Spain common stocks		61,285,282
Sweden—4.10%
Alfa Laval AB1	16,880	313,549
Assa Abloy AB, B Shares	5,099	278,477
Atlas Copco AB, A Shares	32,899	974,094
Electrolux AB, Series B2	49,066	1,510,177
Hennes & Mauritz AB, B Shares[2]	118,319	4,867,258
Husqvarna AB, B Shares	226,702	1,574,484
Nordea Bank AB2	91,237	1,158,323
Securitas AB, B Shares[2]	110,892	1,351,653
Skandinaviska Enskilda Banken AB, Class A2	189,903	2,286,735
Svenska Handelsbanken, A Shares[2]	123,313	5,839,357
Swedbank AB, A Shares[2]	231,981	5,611,816
Swedish Match AB2	52,419	1,706,601
Telefonaktiebolaget LM Ericsson, B Shares	493,314	5,981,065
TeliaSonera AB2	1,436,941	8,854,086
Total Sweden common stocks		42,307,675
Switzerland—11.66%
ABB Ltd.*	437,283	8,407,294
Actelion Ltd.*	3,312	365,845
EMS-Chemie Holding AG	1,545	596,840
Geberit AG	18,840	6,436,578
Julius Baer Group Ltd.*	242,403	9,861,954
Lonza Group AG*,2	19,289	2,284,516
Nestle SA2	241,309	18,429,000
Novartis AG2	182,874	17,821,569
Roche Holding AG2	64,616	17,415,135
Schindler Holding AG	3,866	572,580
Sonova Holding AG	4,274	561,504
Swiss Prime Site AG*	31,599	2,741,011
Swiss Re AG*,2	60,186	5,429,222
Swisscom AG	3,512	2,059,149

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Switzerland—(concluded)
Syngenta AG	23,690	$7,716,632
The Swatch Group AG	22,653	9,009,417
Zurich Insurance Group AG*	32,451	10,760,044
Total Switzerland common stocks		120,468,290
Taiwan—1.04%
Taiwan Semiconductor Manufacturing Co. Ltd.	865,000	3,803,949
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	307,089	6,973,991
Total Taiwan common stocks		10,777,940
United Kingdom—18.64%
3i Group PLC	95,719	660,107
Aberdeen Asset Management PLC	25,341	166,347
Admiral Group PLC[2]	86,338	1,878,236
AMEC PLC	381,696	4,563,654
ARM Holdings PLC	845,638	13,179,629
AstraZeneca PLC	580	41,287
BAE Systems PLC	29,680	225,942
BG Group PLC	516,633	6,890,784
BP PLC	1,014,082	6,514,495
British American Tobacco PLC	70,572	3,981,392
BT Group PLC	274,818	1,724,111
Burberry Group PLC	106,075	2,755,771
Capita PLC	12,983	218,030
Centrica PLC	512,410	2,261,279
Compass Group PLC	60,240	1,038,606
Croda International PLC	272,182	10,869,958
Diageo PLC	9,513	281,591
Direct Line Insurance Group PLC	360,141	1,688,939
G4S PLC	1,901,008	8,146,035
GKN PLC	887,753	4,902,910
GlaxoSmithKline PLC	766,861	16,885,298
Hargreaves Lansdown PLC	839,323	12,722,978
HSBC Holdings PLC[2]	850,967	7,785,672
ICAP PLC	186,712	1,311,099
IMI PLC[2]	110,573	2,117,381
InterContinental Hotels Group PLC[2]	19,384	772,990
Investec PLC	40,054	336,543
Land Securities Group PLC	11,667	223,609
Legal & General Group PLC	247,054	992,199
Lloyds Banking Group PLC*	3,892,577	4,312,251
London Stock Exchange Group PLC	31,609	1,122,331
National Grid PLC	1,045,559	14,699,518
Next PLC[2]	23,742	2,579,998
Pearson PLC	187,118	3,796,584
Persimmon PLC*	14,626	350,131
Prudential PLC	13,410	326,002
Reckitt Benckiser Group PLC[2]	57,456	4,862,781
Reed Elsevier PLC	70,535	1,224,559
Rio Tinto PLC	21,719	954,398
Royal Dutch Shell PLC, A Shares[4]	66,346	2,021,932
Royal Dutch Shell PLC, A Shares[5]	239,389	7,283,636
Royal Mail PLC	64,061	418,713
Segro PLC	247,478	1,532,542
	Number of shares	Value
Common stocks—(concluded)
United Kingdom—(concluded)
Sky PLC[2]	303,144	$4,227,395
Smiths Group PLC	25,721	435,303
Tesco PLC	2,474,845	8,369,090
The Sage Group PLC	66,093	476,455
The Weir Group PLC	37,737	951,419
Tullow Oil PLC	19,358	106,495
Unilever PLC	256,552	11,297,018
Vodafone Group PLC	1,205,776	4,240,085
Whitbread PLC	24,016	1,802,661
Total United Kingdom common stocks		192,528,169
United States—1.95%
Lululemon Athletica, Inc.*,1	303,677	20,115,565
Total common stocks (cost—$1,123,146,059)		1,143,197,818
Preferred stocks—0.39%
Germany—0.39%
Fuchs Petrolub SE	7,959	327,309
Henkel AG & Co. KGaA Vorzug	19,249	2,203,859
Porsche Automobil Holding SE	17,198	1,441,239
Total preferred stocks (cost—$3,047,064)		3,972,407
	Face amount
Repurchase agreement—0.92%
Repurchase agreement dated 01/30/15 with State Street Bank and Trust Co., 0.000% due 02/02/15, collateralized by $5,279,429 Federal Home Loan Mortgage Corp. obligations, 2.080% due 10/17/22 and $4,463,546 Federal National Mortgage Association obligations, 2.170% to 2.200% due 10/17/22; (value—$9,660,518); proceeds: $9,471,000 (cost—$9,471,000)	$9,471,000	9,471,000
	Number of shares
Investment of cash collateral from securities loaned—3.85%
Money market fund—3.85%
UBS Private Money Market Fund LLC[6] (cost—$39,797,788)	39,797,788	39,797,788
Total investments before investments sold short[7] (cost—$1,175,461,911)—115.83%		1,196,439,013
Investments sold short—(12.06)%
Common stocks—(12.06)%
Australia—(0.56)%
ALS Ltd.	(20,833)	(78,664)
BHP Billiton Ltd.	(37,580)	(866,773)
Incitec Pivot Ltd.	(111,980)	(312,326)

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Australia—(concluded)
Insurance Australia Group Ltd.	(477,526)	$(2,365,539)
Leighton Holdings Ltd.	(36,848)	(586,379)
Orica Ltd.	(3,097)	(43,472)
Origin Energy Ltd.	(34,163)	(281,907)
QBE Insurance Group Ltd.	(144,138)	(1,181,625)
Santos Ltd.	(9,231)	(56,198)
		(5,772,883)
Austria—(0.02)%
Erste Group Bank AG	(517)	(11,193)
Immofinanz Immobilien Anlagen AG	(14,649)	(33,474)
Raiffeisen Bank International AG	(14,061)	(164,304)
		(208,971)
Bermuda—(0.19)%
First Pacific Co. Ltd.	(596,000)	(607,094)
Li & Fung Ltd.	(1,328,000)	(1,314,225)
		(1,921,319)
Cayman Islands—(0.16)%
ASM Pacific Technology Ltd.	(89,400)	(807,605)
Wynn Macau Ltd.	(306,000)	(847,359)
		(1,654,964)
Finland—(0.03)%
Metso Oyj	(11,062)	(336,564)
France—(0.74)%
Arkema SA	(3,246)	(231,552)
Iliad SA	(8,359)	(1,941,513)
Remy Cointreau SA	(570)	(42,188)
Total SA	(20,898)	(1,072,706)
Vallourec SA	(53,894)	(1,169,337)
Vivendi SA	(41,208)	(974,462)
Zodiac SA	(66,265)	(2,197,698)
		(7,629,456)
Germany—(0.16)%
Fraport AG Frankfurt Airport Services Worldwide	(7,079)	(432,545)
Infineon Technologies AG	(4,359)	(48,851)
K+S AG	(31,351)	(989,852)
Lanxess AG	(3,568)	(171,025)
		(1,642,273)
Hong Kong—(1.13)%
Cathay Pacific Airways Ltd.	(214,000)	(497,632)
Galaxy Entertainment Group Ltd.	(54,000)	(282,052)
Hong Kong Exchanges & Clearing Ltd.	(221,600)	(5,100,157)
New World Development Co. Ltd.	(13,380)	(15,952)
Sino Land Co. Ltd.	(236)	(396)
SJM Holdings Ltd.	(1,280,000)	(1,869,367)
Sun Hung Kai Properties Ltd.	(182,725)	(2,973,357)
The Link REIT	(133,500)	(903,086)
		(11,641,999)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Italy—(0.41)%
Enel Green Power SpA	(332,528)	$(657,340)
EXOR SpA	(39,889)	(1,628,372)
Luxottica Group SpA	(24,313)	(1,445,701)
Prysmian SpA	(2,449)	(45,303)
Saipem SpA	(55,449)	(498,855)
		(4,275,571)
Japan—(5.60)%
Advantest. Corp.	(28,100)	(356,504)
Aeon Financial Service Co. Ltd.	(61,300)	(1,101,576)
Alfresa Holdings Corp.	(79,200)	(938,982)
Amada Co. Ltd.	(91,200)	(831,200)
Asahi Glass Co. Ltd.	(186,000)	(989,517)
Benesse Holdings, Inc.	(7,800)	(233,248)
Credit Saison Co Ltd	(96,600)	(1,627,362)
Daiwa Securities Group, Inc.	(91,000)	(661,184)
Dentsu, Inc.	(9,200)	(377,848)
Eisai Co. Ltd.	(50,900)	(2,537,788)
Electric Power Development Co. Ltd.	(27,000)	(983,587)
Fukuoka Financial Group, Inc.	(460,000)	(2,295,753)
Hitachi Ltd.	(2,000)	(15,104)
Hokuriku Electric Power Co.	(7,300)	(103,165)
Ibiden Co. Ltd.	(77,500)	(1,165,085)
Iida Group Holdings Co. Ltd.	(103,900)	(1,292,268)
Japan Display, Inc.	(166,900)	(584,884)
Japan Prime Realty Investment Corp.	(268)	(936,131)
Kirin Holdings Co. Ltd.	(83,800)	(1,128,301)
Kyowa Hakko Kirin Co. Ltd.	(25,000)	(284,688)
Kyushu Electric Power Co., Inc.	(225,800)	(2,179,006)
Mitsubishi Estate Co. Ltd.	(84,000)	(1,690,143)
Mitsubishi UFJ Lease & Finance Co. Ltd.	(290,700)	(1,257,636)
Mitsui & Co. Ltd.	(58,500)	(744,398)
Nexon Co. Ltd.	(76,500)	(753,024)
Nintendo Co. Ltd.	(32,600)	(3,144,581)
Nippon Electric Glass Co. Ltd.	(257,000)	(1,326,385)
Nomura Holdings, Inc.	(69,000)	(366,849)
NTT DOCOMO, Inc.	(117,800)	(1,988,618)
NTT Urban Development Corp.	(72,400)	(694,620)
Ono Pharmaceutical Co. Ltd.	(9,000)	(947,197)
Rakuten, Inc.	(185,800)	(2,572,265)
Sankyo Co. Ltd.	(31,400)	(1,128,518)
SBI Holdings, Inc.	(130,600)	(1,395,537)
Sega Sammy Holdings, Inc.	(10,400)	(135,431)
Shikoku Electric Power Co., Inc.	(70,400)	(885,281)
Softbank Corp.	(24,400)	(1,435,981)
Sony Corp.	(83,500)	(1,964,010)
Sumitomo Chemical Co. Ltd.	(11,000)	(43,277)
Suzuken Co. Ltd.	(39,200)	(1,104,360)
Taiyo Nippon Sanso Corp.	(97,000)	(1,162,144)
Takeda Pharmaceutical Co. Ltd.	(50,100)	(2,502,963)
TDK Corp.	(17,300)	(1,078,164)
Teijin Ltd.	(110,000)	(327,673)
Terumo Corp.	(29,200)	(724,129)
The Chugoku Electric Power Co., Inc.	(98,000)	(1,354,895)

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Japan—(concluded)
The Hachijuni Bank Ltd.	(14,000)	$(92,260)
The Iyo Bank Ltd.	(27,400)	(316,172)
The Kansai Electric Power Co., Inc.	(166,200)	(1,606,969)
Tobu Railway Co. Ltd.	(270,000)	(1,298,448)
Tohoku Electric Power Co., Inc.	(63,000)	(793,588)
Tokyu Fudosan Holdings Corp.	(12,200)	(75,617)
TonenGeneral Sekiyu KK	(40,000)	(353,628)
Toyota Industries Corp.	(7,200)	(387,533)
Yamaha Motor Co. Ltd.	(57,900)	(1,269,887)
Yamazaki Baking Co. Ltd.	(21,000)	(309,183)
		(57,854,545)
Jersey—(0.26)%
Randgold Resources Ltd.	(30,763)	(2,640,379)
Luxembourg—(0.15)%
ArcelorMittal	(3,755)	(35,874)
Subsea 7 SA	(178,458)	(1,518,057)
		(1,553,931)
Mauritius—(0.08)%
Golden Agri-Resources Ltd.	(2,509,000)	(778,300)
Netherlands—(0.33)%
Akzo Nobel N.V.	(284)	(20,460)
CNH Industrial N.V.	(206,752)	(1,573,955)
Koninklijke KPN N.V.	(599,149)	(1,849,202)
		(3,443,617)
Norway—(0.16)%
Statoil ASA	(100,890)	(1,689,532)
Singapore—(0.30)%
CapitaLand Ltd.	(141,000)	(361,887)
City Developments Ltd.	(162,000)	(1,200,739)
ComfortDelGro Corp. Ltd.	(44,000)	(93,302)
Jardine Cycle & Carriage Ltd.	(42,000)	(1,310,910)
United Overseas Bank Ltd.	(1,000)	(17,101)
Yangzijiang Shipbuilding Holdings Ltd.	(126,000)	(115,186)
		(3,099,125)
	Number of shares	Value
Investments sold short—(concluded)
Common stocks—(concluded)
Spain—(0.44)%
Banco Popular Espanol SA	(956,833)	$(4,044,490)
Inditex SA	(16,045)	(472,903)
		(4,517,393)
Sweden—(0.74)%
Industrivarden AB, C Shares	(26,672)	(475,040)
Investment AB Kinnevik, B Shares	(48,780)	(1,457,721)
Investor AB, B Shares	(10,745)	(390,996)
Lundin Petroleum AB	(108,343)	(1,405,540)
Svenska Cellulosa AB SCA, Class B	(126,910)	(3,059,053)
Tele2 AB, B Shares	(71,204)	(805,515)
Volvo AB, B Shares	(3,830)	(44,839)
		(7,638,704)
Switzerland—(0.14)%
Partners Group Holding AG	(4,927)	(1,318,564)
Sulzer AG	(1,319)	(139,656)
		(1,458,220)
United Kingdom—(0.46)%
Aggreko PLC	(13,588)	(316,900)
Anglo American PLC	(40,179)	(671,135)
Associated British Foods PLC	(649)	(30,267)
BG Group PLC	(65,476)	(873,310)
Fresnillo PLC	(131,297)	(1,773,493)
Inmarsat PLC	(5,836)	(73,127)
SABMiller PLC	(547)	(29,793)
Tate & Lyle PLC	(95,624)	(975,261)
WM Morrison Supermarkets PLC	(15,467)	(41,732)
		(4,785,018)
Total investments sold short (proceeds—$131,267,148)		(124,542,764)
Liabilities in excess of other assets—(3.77)%		(38,910,937)
Net assets—100.00%		$1,032,985,312

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 230.

Aggregate cost for federal income tax purposes before investments sold short was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$98,190,150
Gross unrealized depreciation	(77,213,048)
Net unrealized appreciation	$20,977,102

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—January 31, 2015 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2015 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$105,112,446	$1,038,085,337	$35	$1,143,197,818
Preferred stocks	—	3,972,407	—	3,972,407
Repurchase agreement	—	9,471,000	—	9,471,000
Investment of cash collateral from securities loaned	—	39,797,788	—	39,797,788
Total	$105,112,446	$1,091,326,532	$35	$1,196,439,013
Liabilities
Investments sold short	$(16,348)	$(124,526,416)	$—	$(124,542,764)

At January 31, 2015, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Portfolio's investments that were fair valued using unobservable inputs (Level 3) for the six months ended January 31, 2015:

Common stocks
Beginning balance	$41
Purchases	—
Sales	—
Accrued discounts/(premiums)	—
Total realized gain/(loss)	—
Net change in unrealized appreciation/depreciation	(6)
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance	$35

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2015, was $(6).

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at January 31, 2015. Please see the Notes to financial statements for further information.

2  Security, or portion thereof, pledged as collateral for investments sold short. Please see the Notes to financial statements for further information.

3  Illiquid investment as of January 31, 2015.

4  Security is traded on the London Exchange.

5  Security is traded on the Amsterdam Exchange.

6  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2015. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/14	Purchases during the six months ended 01/31/15	Sales during the six months ended 01/31/15	Value at 01/31/15	Net income earned from affiliate for the six months ended 01/31/15
UBS Private Money Market Fund LLC	$24,717,606	$269,874,466	$254,794,284	$39,797,788	$1,772

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Performance

For the six months ended January 31, 2015, the Portfolio's Class P shares declined 5.33% before the deduction of the maximum PACE Select program fee.1 In comparison, the MSCI Emerging Markets Index (net) (the "benchmark") declined 9.05%, and the Lipper Emerging Markets Funds category posted a median return of -8.08%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 177. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' Comments2

Mondrian

Our portion of the Portfolio outperformed the benchmark during the reporting period, primarily due to favorable country positioning. An underweight to South Korea was positive for relative results given the weak local market and a depreciating South Korean won. An underweight to Greece also added value, as the country fell sharply given its specific economic and political challenges. Elsewhere, an overweight in India was positive, while an underweight in China was negative, as the latter's central bank unveiled a stimulus package that drove strong performance in the financial sector.

Stock selection was marginally negative over the reporting period. In India, financial group Axis Bank outperformed as the central bank cut rates, and technology services company Infosys was also strong. Global consumer products company Unilever outperformed as well. These impacts were offset by downward movements in commodity producers such as Brazilian miner Vale and energy company Cairn India. Hyundai Mobis was weak in South Korea, as the company's purchase of real estate assets in Seoul raised concerns about weak corporate governance. At the sector level, the positive impact of underweight positioning in materials was offset by the

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub-Advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE International Emerging Markets Equity Investments

Investment Sub-Advisors:

Mondrian Investment Partners Limited ("Mondrian"); William Blair & Company L.L.C. ("William Blair");
LMCG Investments, LLC ("LMCG")

Portfolio Managers:

Mondrian: Ginny Chong, Gregory Halton and Andrew Miller;

William Blair: Todd M. McClone and Jeffrey A. Urbina;

LMCG: Gordon Johnson, Shannon Ericson and Vikram Srimurthy

Objective:

Capital appreciation

Investment process:

Mondrian conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle. The center of its research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that attempts to identify value across country boundaries. This approach focuses on future anticipated dividends, and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States, and compares that to the amount of a

(continued on next page)

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Sub-Advisors' comments – continued

negative impacts of an underweight to the strong technology sector and an overweight to the weak energy sector.

Derivatives were not used during the review period.

William Blair

Our portion of the Portfolio outperformed the benchmark during the reporting period. Overall, our style bias was a tailwind for results as high quality companies with strong earnings trends added to our returns.

More specifically, our outperformance was primarily driven by an underweight in energy and an overweight in health care. Strong stock selection and overweights in the consumer discretionary, financials, materials and industrials sectors were also beneficial for relative performance. Consumer discretionary performance was diversified across industries, with strong contributions from our automotive, retail and media holdings. Financials performance was supported by our banking holdings such as Indian bank HDFC and Turkish bank Turkiye Garanti Bankasi, as well as Chinese insurance company Ping An Insurance Group. Our results in the materials sector were bolstered by strong performance by Indian company UltraTech Cement, as well as our lack of exposure to the metal and mining industry. Finally, outperformance in industrials was supported by China CNR Corporation, which rallied on the news of its proposed merger with China's CSR Corporation.

Conversely, stock selection in the energy and telecommunication services sectors detracted from relative performance. In particular, our South African holdings, Sasol and MTN dragged on returns. In addition, an underweight to telecommunication services detracted from relative performance as this was one of the best performing sectors during the period. From a geographic perspective, stock selection and an overweight in India were significant contributors, with automotive, pharmaceutical and bank holdings outperforming the broader Indian market. Stock selection in South Korea and Brazil also benefited results. These effects were somewhat offset by weak stock selection in China (penalized by an underweighting in financials) and Mexico, combined with our underweight in Taiwan.

Derivatives were not used during the reporting period.

Investment process (concluded)

foreign currency required to buy the same amount of goods and services in another country.

William Blair invests in a portfolio of mid cap and large cap equity securities issued by companies in emerging markets worldwide, according to a quality growth philosophy. William Blair's primary focus is on identifying such companies whose growth characteristics (rate and durability) are underestimated by the market and supported by quality management and strong competitive positioning. After screening the universe of emerging country issuers for certain quality, growth and liquidity characteristics to create a prospective list of investible securities, William Blair undertakes detailed fundamental analysis of these companies, focusing attention on areas where short- to intermediate-term earnings trends and overall operating performance are improving or are strong. Key considerations are the sustainability of a company's competitive advantage relative to peers, its industry and market conditions, a sound financial structure and high reinvestment rates that combine to create favorable conditions for prospective growth.

LMCG uses a bottom-up quantitative approach to investing in emerging markets equity securities. Inefficiencies in the market create opportunities, and LMCG believes that a quantitative process, which relies on sophisticated mathematical or statistical models in selecting investments, is well-suited to capture these inefficiencies and provide an opportunity to outperform the market. LMCG's stock selection model groups factors used to select investments into three major categories: market dynamics, value and quality.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Sub-Advisors' comments – concluded

LMCG (formerly, Lee Munder Capital Group)

Our portion of the Portfolio outperformed the benchmark during the reporting period. Emerging market equities continued to be volatile due to the prospect of higher interest rates, falling oil prices and Russia's economic woes. Despite this difficult environment, our portion of the Portfolio performed relatively well. We credit this to our core approach, which is balanced across a variety of stock selection factors. Risk control was also important during the period as equity returns varied significantly by country.

The period was particularly strong for our overall stock selection model. Market Dynamics, which ranks stocks versus their peers on earnings growth prospects and relative strength, contributed the most during the period. Quality, which assesses a company's quality of earnings as well as its operating efficiency and use of capital, also contributed to results. Elsewhere, our Valuation factor, which evaluates stocks on several relative value measures, was mixed from month to month and negative overall. Valuation, which is often viewed as more risky in periods with high macro uncertainty, is typically shunned by investors as they prefer stocks with good earnings expectations and positive price appreciation.

Our performance benefited from positive stock selection during the period. By country, stock selection in Brazil and Russia was particularly strong. Country allocation was also positive for relative performance, led by decisions to underweight Brazil and Greece. In terms of sectors, we had positive stock selection across most sectors, led by those in energy, materials and utilities. Finally, sector allocation was neutral for relative performance.

Derivatives were not used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/15	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(5.46)%	8.00%	3.17%	7.12%
Class C2	(5.86)%	7.13%	2.39%	6.31%
Class Y3	(5.34)%	8.30%	3.41%	7.46%
Class P4	(5.33)%	8.20%	3.25%	7.18%
After deducting maximum sales charge
Class A1	(10.66)%	2.07%	2.02%	6.52%
Class C2	(6.80)%	6.13%	2.39%	6.31%
MSCI Emerging Markets Index (net)[5,7]	(9.05)%	5.23%	3.08%	8.47%
MSCI Emerging Markets Index[6,7]	(8.92)%	5.61%	3.41%	8.81%
Lipper Emerging Markets Funds median	(8.08)%	3.73%	3.05%	7.67%

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/14	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(5.87)%	0.07%	1.98%	7.10%
Class C2	(6.22)%	(0.67)%	1.23%	6.30%
Class Y3	(5.74)%	0.40%	2.21%	7.45%
Class P4	(5.74)%	0.27%	2.07%	7.17%
After deducting maximum sales charge
Class A1	(11.02)%	(5.44)%	0.83%	6.50%
Class C2	(7.15)%	(1.67)%	1.23%	6.30%

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2014 prospectuses, were as follows: Class A—1.83% and 1.83%; Class C—2.58% and 2.58%; Class Y—1.58% and 1.58%; and Class P— 1.67% and 1.67% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2015 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.95%; Class C—2.70%; Class Y—1.70%; and Class P—1.70% The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The MSCI Emerging Markets Index is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

7  Effective November 28, 2014, MSCI Emerging Markets Index (net) replaced MSCI Emerging Markets Index as the portfolio's primary benchmark because it more closely aligns the portfolio with the majority of peers which comprise the portfolio's peer group.

Prior to February 17, 2015, if an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015, there will be a reduction in the redemption holding period from 90 days to 30 days. Shares that an investor holds or purchases prior to implementation of this new holding period are subject to preexisting terms for the holding period as outlined in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/15
Net assets (mm)	$461.3
Number of holdings	255
Portfolio composition[1]	01/31/15
Common stocks and preferred stocks	86.8%
ADRs and GDRs	11.3
Investment company	0.8
Cash equivalents and other assets less liabilities	1.1
Total	100.0%
Regional allocation (equity investments)[1]	01/31/15
Asia	62.9%
The Americas	14.9
Europe and European territories	10.3
Africa	8.1
Russia	1.8
Total	98.0%
Top five countries (equity investments)[1,2]	01/31/15
India	11.0%
Taiwan	10.3
South Korea	10.3
China	9.1
Brazil	8.4
Total	49.1%
Top five sectors[1,2]	01/31/15
Financials	27.0%
Information Technology	16.5
Consumer Discretionary	10.4
Industrials	10.1
Consumer Staples	7.8
Total	71.8%
Top ten equity holdings[1,2]	01/31/15
Samsung Electronics Co. Ltd.	2.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	1.7
China Mobile Ltd.	1.6
Tencent Holdings Ltd.	1.2
Housing Development Finance Corp.	1.2
Fibra Uno Administracion SA de C.V.	1.1
Itau Unibanco Holding SA	1.1
Industrial & Commercial Bank of China Ltd., Class H	1.0
MediaTek, Inc.	1.0
Bank of China Ltd., Class H	1.0
Total	13.7%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 230.

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2015. The Portfolio is actively managed and its composition will vary over time.

2  Figures represent the breakdown of direct investments of PACE International Emerging Markets Equity Investments. Figures would be different if a breakdown of the underlying investment company was included.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Industry diversification—(unaudited)

As a percentage of net assets as of January 31, 2015

Common stocks

Aerospace & defense	0.17%
Airlines	0.88
Auto components	1.92
Automobiles	3.48
Banks	15.83
Beverages	1.82
Capital markets	0.12
Chemicals	0.51
Construction & engineering	1.63
Construction materials	0.50
Consumer finance	0.46
Diversified consumer services	0.10
Diversified financial services	1.67
Diversified telecommunication services	0.91
Electric utilities	1.71
Electrical equipment	0.50
Electronic equipment, instruments & components	1.95
Food & staples retailing	0.70
Food products	3.97
Gas utilities	0.53
Health care equipment & supplies	0.45
Health care providers & services	1.53
Hotels, restaurants & leisure	1.42
Household durables	0.57
Household products	0.61
Independent power and renewable electricity producers	1.93
Industrial conglomerates	2.37
Insurance	2.83
Internet & catalog retail	0.44
Internet software & services	2.83
IT services	2.04
Machinery	0.71
Media	0.67
Metals & mining	2.42
Multi-utilities	0.76

Common stocks—(concluded)

Multiline retail	0.53%
Oil, gas & consumable fuels	6.22
Paper & forest products	0.56
Personal products	0.64
Pharmaceuticals	1.49
Real estate investment trusts	1.13
Real estate management & development	2.17
Road & rail	0.16
Semiconductors & semiconductor equipment	7.73
Specialty retail	1.26
Technology hardware, storage & peripherals	1.92
Textiles, apparel & luxury goods	0.24
Thrifts & mortgage finance	1.16
Trading companies & distributors	0.27
Transportation infrastructure	2.78
Wireless telecommunication services	5.57
Total common stocks	94.77

Preferred stocks

Automobiles	0.19
Banks	1.66
Chemicals	0.22
Food & staples retailing	0.20
Independent power and renewable electricity producers	0.10
Media	0.01
Metals & mining	0.56
Paper & forest products	0.39
Total preferred stocks	3.33
Investment company	0.82
Repurchase agreement	0.77
Investment of cash collateral from securities loaned	6.63
Liabilities in excess of other assets	(6.32)
Net assets	100.00%

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Number of shares	Value
Common stocks—94.77%
Bermuda—2.09%
Brilliance China Automotive Holdings Ltd.	938,000	$1,720,499
China Gas Holdings Ltd.	648,000	1,001,514
Credicorp Ltd.	22,205	3,200,185
GOME Electrical Appliances Holding Ltd.[1]	13,464,000	1,853,356
Huabao International Holdings Ltd.[1]	1,682,000	1,325,381
Sihuan Pharmaceutical Holdings Group Ltd.	829,000	533,672
Total Bermuda common stocks		9,634,607
Brazil—5.22%
AMBEV SA, ADR[1]	484,697	3,189,306
Banco do Brasil SA	186,400	1,435,209
BB Seguridade Participacoes SA	189,300	2,074,134
BR Malls Participacoes SA	80,950	459,468
BRF SA	60,400	1,449,195
CETIP SA - Mercados Organizados	41,200	528,963
Cielo SA	163,684	2,440,086
Companhia de Concessoes Rodoviarias (CCR)	446,100	2,540,355
CPFL Energia SA	169,300	1,062,522
Cyrela Brazil Realty SA Empreendimentos e Participacoes	106,400	428,653
EcoRodovias Infraestrutura e Logistica SA	210,500	813,523
Embraer SA	89,500	791,849
Hypermarcas SA*	106,000	720,164
JBS SA	527,900	2,250,695
Kroton Educacional SA	103,600	474,902
Porto Seguro SA	123,000	1,242,262
Transmissora Alianca de Energia Eletrica SA	160,500	1,173,581
Vale SA, ADR[1]	46,200	324,786
Weg SA	59,080	704,578
Total Brazil common stocks		24,104,231
Cayman Islands—6.31%
Alibaba Group Holding Ltd., ADR*,1	20,674	1,841,640
Baidu, Inc., ADR*	15,444	3,365,556
Belle International Holdings Ltd.	2,269,976	2,569,465
Chaoda Modern Agriculture Holdings Ltd.*,1,2,3	1,038,000	1,339
China Huishan Dairy Holdings Co. Ltd.[1]	5,333,000	852,481
China Resources Cement Holdings Ltd.	2,410,000	1,430,202
Evergrande Real Estate Group Ltd.[1]	3,752,000	1,557,354
Golden Eagle Retail Group Ltd.[1]	1,130,000	1,347,045
Hengan International Group Co. Ltd.	188,000	2,231,581
Mindray Medical International Ltd., ADR	76,300	2,087,568
NetEase, Inc., ADR	14,958	1,634,161
Sands China Ltd.	205,200	998,985
Shimao Property Holdings Ltd.	708,500	1,487,142
	Number of shares	Value
Common stocks—(continued)
Cayman Islands—(concluded)
Tencent Holdings Ltd.	335,500	$5,658,729
Vipshop Holdings Ltd., ADR*	90,604	2,028,624
Total Cayman Islands common stocks		29,091,872
Chile—1.02%
Banco Santander Chile, ADR	75,828	1,443,765
Cia Cervecerias Unidas SA	89,151	818,445
Enersis SA, ADR	161,600	2,464,400
Total Chile common stocks		4,726,610
China—9.08%
Agricultural Bank of China, Class H	3,515,000	1,716,422
Air China Ltd., Class H	1,024,000	982,436
Angang Steel Co. Ltd., Class H1	2,358,000	1,753,436
Bank of China Ltd., Class H	7,821,000	4,366,139
China Bluechemical Ltd., Class H	1,784,000	620,176
China CITIC Bank, Class H	2,755,000	2,037,285
China CNR Corp. Ltd.*,1,4	1,989,000	2,547,104
China Construction Bank Corp., Class H	2,807,000	2,246,949
China Merchants Bank Co. Ltd., Class H	1,149,000	2,564,567
China Railway Construction Corp. Ltd., Class H	1,669,000	1,913,007
China Railway Group Ltd., Class H	3,190,000	2,328,524
China Shenhua Energy Co. Ltd., Class H	671,000	1,841,917
Chongqing Rural Commercial Bank, Class H1	3,507,000	2,146,662
Huaneng Power International, Inc., Class H	2,664,000	3,728,782
Industrial & Commercial Bank of China Ltd., Class H	6,250,000	4,457,043
Jiangsu Expressway Co. Ltd., Class H	1,644,000	2,040,499
Ping An Insurance (Group) Co. of China Ltd., Class H	259,500	2,750,423
Sinopharm Group Co., Class H1	322,000	1,172,420
Zhejiang Expressway Co. Ltd., Class H	542,000	689,732
Total China common stocks		41,903,523
Colombia—0.11%
Bancolombia SA, ADR[1]	10,800	499,716
Egypt—0.37%
Commercial International Bank Egypt SAE, GDR	241,414	1,723,572
Hong Kong—5.02%
Beijing Enterprises Holdings Ltd.	212,000	1,618,518
China Mobile Ltd.	556,000	7,288,314
China Overseas Land & Investment Ltd.	708,000	2,041,510
China Power International Development Ltd.[1]	3,793,000	2,153,521
China Resources Power Holdings Co. Ltd.	1,084,000	3,035,164
CITIC Ltd.	1,008,000	1,735,009
CNOOC Ltd.	1,716,000	2,276,899

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Hong Kong—(concluded)
Lenovo Group Ltd.[1]	1,406,000	$1,810,358
Tianjin Development Hldgs Ltd.	1,668,000	1,178,377
Total Hong Kong common stocks		23,137,670
India—11.04%
Adani Ports & Special Economic Zone Ltd.	265,370	1,458,168
Amtek Auto Ltd.	314,162	877,723
Axis Bank Ltd.	442,928	4,195,820
Bajaj Auto Ltd.	54,347	2,095,221
Cairn India Ltd.	533,541	2,004,903
Canara Bank	203,069	1,448,422
HCL Technologies Ltd.	37,354	1,077,983
HDFC Bank Ltd.	158,342	2,738,655
Hero Honda Motors Ltd.	18,621	859,501
Hindustan Petroleum Corp. Ltd.	192,670	2,037,222
Hindustan Unilever Ltd.	38,421	578,347
Housing Development Finance Corp.	263,808	5,360,778
ICICI Bank Ltd., ADR	214,328	2,574,079
Infosys Ltd.	44,270	1,521,642
Infosys Ltd., ADR[1]	43,000	1,465,440
IRB Infrastructure Developers Ltd.	244,031	1,058,672
Larsen & Toubro Ltd.	51,061	1,397,531
Lupin Ltd.	50,692	1,297,229
Mahindra & Mahindra Ltd.	26,160	532,977
Maruti Suzuki India Ltd.	32,586	1,916,419
NMDC Ltd.	269,878	616,120
Reliance Industries Ltd., GDR[4]	84,748	2,515,803
Rural Electrification Corp. Ltd.	149,609	802,419
Sun Pharmaceutical Industries Ltd.	137,421	2,032,897
Tata Consultancy Services Ltd.	28,582	1,144,711
Tata Motors Ltd.	215,874	2,035,814
Tata Motors Ltd., ADR[1]	56,446	2,783,917
Ultratech Cement Ltd.	14,353	727,271
Wipro Ltd., ADR[1]	137,890	1,773,265
Total India common stocks		50,928,949
Indonesia—3.50%
PT Adaro Energy Tbk	16,994,800	1,335,382
PT Astra International Tbk	1,591,000	979,668
PT Bank Mandiri (Persero) Tbk	2,408,700	2,074,870
PT Bank Negara Indonesia (Persero) Tbk	4,992,900	2,446,418
PT Bank Rakyat Indonesia (Persero) Tbk	4,516,100	4,132,145
PT Indofood Sukses Makmur Tbk	2,717,500	1,615,337
PT Kalbe Farma Tbk	6,241,100	915,702
PT Perusahaan Gas Negara	3,674,900	1,459,912
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk	8,214,800	1,189,042
Total Indonesia common stocks		16,148,476
Kazakhstan—0.16%
KazMunaiGas Exploration Production, GDR[5]	34,093	390,365
	Number of shares	Value
Common stocks—(continued)
Kazakhstan—(concluded)
KazMunaiGas Exploration Production, GDR[6]	28,996	$334,150
Total Kazakhstan common stocks		724,515
Malaysia—3.30%
AMMB Holdings Berhad	993,300	1,713,665
DiGi.Com Berhad	1,144,500	2,022,114
Genting Malaysia Berhad	1,167,400	1,303,900
Hong Leong Bank Berhad	310,200	1,196,304
IJM Corp. Berhad	432,400	822,237
Malayan Banking Berhad	796,037	1,911,032
Telekom Malaysia Berhad	798,800	1,536,652
Tenaga Nasional Berhad	793,300	3,164,095
YTL Corp. Berhad	3,172,500	1,538,711
Total Malaysia common stocks		15,208,710
Mexico—4.71%
Alfa SAB de C.V., Class A*,1	204,500	373,269
America Movil SA de C.V., Series L	3,513,600	3,764,530
Arca Continental SAB de C.V.*	369,100	2,189,065
Cemex SAB de C.V.*,1	177,700	157,790
Compartamos SAB de C.V.*,1	1,107,600	2,103,697
Fibra Uno Administracion SA de C.V.	1,727,800	5,210,085
Grupo Aeroportuario del Pacifico SA de C.V., ADR	16,200	1,075,842
Grupo Aeroportuario del Pacifico SAB de C.V.	280,200	1,852,672
Grupo Comercial Chedraui SA de C.V.*	417,600	1,158,955
Grupo Financiero Inbursa SAB de C.V., Class O1	410,900	1,062,235
Grupo Financiero Santander Mexico SAB de C.V., Class B, ADR	165,600	1,752,048
Kimberly-Clark de Mexico SA de C.V., Series A	522,500	1,015,754
Total Mexico common stocks		21,715,942
Philippines—1.63%
BDO Unibank, Inc.	640,720	1,662,888
Philippine Long Distance Telephone Co., ADR	45,750	3,051,525
Universal Robina Corp.	595,970	2,796,041
Total Philippines common stocks		7,510,454
Poland—0.42%
PKP Cargo SA	30,987	747,648
Polski Koncern Naftowy Orlen SA	80,563	1,188,672
		1,936,320
Qatar—0.68%
Qatar Electricity & Water Co.	38,061	1,957,594
Qatar National Bank	21,757	1,181,387
Total Qatar common stocks		3,138,981
Romania—0.15%
Societatea Nationala de Gaze Naturale ROMGAZ SA*	77,461	670,694

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Russia—1.81%
Gazprom, ADR[6]	210,447	$844,753
Gazprom, ADR[5]	709,280	2,975,430
LUKOIL, ADR[6]	4,713	185,312
LUKOIL, ADR[1,5]	27,722	1,120,523
MMC Norilsk Nickel OJSC, ADR	104,352	1,719,941
Sberbank, ADR[6]	12,655	46,639
Sberbank, ADR[1,5]	85,357	326,917
Tatneft, ADR[6]	20,912	491,432
Tatneft, ADR[5]	27,348	640,401
Total Russia common stocks		8,351,348
South Africa—7.77%
Aspen Pharmacare Holdings Ltd.*	55,905	2,093,330
Barloworld Ltd.	165,738	1,250,576
Clicks Group Ltd.	89,430	691,171
Discovery Ltd.	63,848	628,860
FirstRand Ltd.	523,882	2,331,471
Gold Fields Ltd.	425,580	2,451,692
Liberty Holdings Ltd.	117,298	1,318,685
Mediclinic International Ltd.	376,027	3,718,159
MTN Group Ltd.	228,600	3,947,625
Naspers Ltd., N Shares	21,479	3,098,600
Netcare Ltd.	655,443	2,175,963
Sanlam Ltd.	92,837	556,441
Sappi Ltd.*	435,757	1,789,125
Sasol Ltd.	53,822	1,944,048
The Bidvest Group Ltd.	113,092	3,121,179
Tiger Brands Ltd.	65,928	2,223,345
Truworths International Ltd.	200,692	1,389,784
Woolworths Holdings Ltd/South Africa	148,309	1,100,833
Total South Africa common stocks		35,830,887
South Korea—10.07%
Coway Co. Ltd.*	9,555	765,747
Dongbu Insurance Co. Ltd.	31,487	1,519,013
E-Mart Co. Ltd.	7,240	1,373,722
Hankook Tire Co. Ltd.*	29,761	1,431,092
Hanwha Corp.*	16,013	399,501
Hyundai Hysco Co. Ltd.*,1	17,207	1,204,289
Hyundai Mobis	16,511	3,732,605
Hyundai Motor Co.	16,123	2,477,846
Industrial Bank of Korea*	136,703	1,605,892
Kangwon Land, Inc.*	31,324	923,723
LG Display Co. Ltd.	60,362	1,983,381
LG Electronics, Inc.	25,671	1,422,192
LG Household & Health Care Ltd.	1,968	1,232,913
LS Corp.*	22,818	1,000,192
Mando Corp.*	7,637	1,151,234
NAVER Corp.	813	526,957
Nexen Tire Corp.	56,382	801,053
Samsung Electronics Co. Ltd.	10,557	13,105,445
Samsung Fire & Marine Insurance Co. Ltd.	11,042	2,973,137
Shinhan Financial Group Co. Ltd.	46,977	1,917,996
SK Holdings Co. Ltd	7,783	1,213,455
	Number of shares	Value
Common stocks—(continued)
South Korea—(concluded)
SK Hynix, Inc.	65,720	$2,838,810
SL Corp.*	54,032	871,747
Total South Korea common stocks		46,471,942
Taiwan—10.31%
Advanced Semiconductor Engineering, Inc.	1,728,000	2,169,882
Asustek Computer, Inc.	134,000	1,400,516
AU Optronics Corp.	3,924,000	2,133,437
Catcher Technology Co. Ltd.	288,000	2,518,437
Cheng Uei Precision Industry Co. Ltd.	611,000	1,077,804
Chicony Electronics Co. Ltd.	596,000	1,635,445
China Airlines Ltd.*	2,732,000	1,382,376
Fubon Financial Holding Co. Ltd.	1,794,000	2,842,752
HON HAI Precision Industry Co. Ltd.	1,237,560	3,395,853
King Yuan Electronics Co. Ltd.	1,566,000	1,308,244
Largan Precision Co. Ltd.	5,000	415,788
MediaTek, Inc.	288,000	4,379,109
POU Chen Corp.	805,000	1,102,446
Quanta Computer, Inc.	614,000	1,496,312
Ruentex Development Co. Ltd.	448,000	672,555
Taishin Financial Holding Co. Ltd.	3,579,000	1,467,436
Taiwan Mobile Co. Ltd.	913,000	3,010,527
Taiwan Semiconductor Manufacturing Co. Ltd.	1,818,156	7,995,575
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	83,511	1,896,535
Teco Electric and Machinery Co. Ltd.	1,407,000	1,313,451
Uni-President Enterprises Corp.	1,231,718	1,962,649
United Microelectronics Corp.	4,053,000	1,962,636
Total Taiwan common stocks		47,539,765
Thailand—3.28%
Advanced Info Service PCL	121,900	910,819
Airports of Thailand PCL	161,000	1,588,573
Hemaraj Land and Development PCL	11,225,900	1,520,116
Hemaraj Land and Development PCL, NVDR	179,600	24,320
Kasikornbank Public Co. Ltd.	462,700	3,161,569
PTT Exploration & Production PCL	306,300	1,021,175
PTT Public Co. Ltd.[2]	242,800	2,567,132
Quality Houses PCL	12,552,200	1,499,513
Thai Beverage PCL	1,469,000	782,769
The Siam Commercial Bank PCL	368,400	2,018,140
The Siam Commercial Bank PCL, NVDR	5,900	32,321
Total Thailand common stocks		15,126,447
Turkey—3.92%
Eregli Demir ve Celik Fabrikalari TAS (Erdemir)	1,072,767	1,923,185
Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S.*	1,428,022	1,168,199
Koc Holding A.S.	326,849	1,694,798
Tofas Turk Otomobil Fabrikasi A.S.	99,509	662,416
Tupras-Turkiye Petrol Rafinerileri A.S.	106,957	2,318,161

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Number of shares	Value
Common stocks—(concluded)
Turkey—(concluded)
Turk Hava Yollari Anonim Ortakligi (THY)*	447,591	$1,708,190
Turk Telekomunikasyon A.S.	884,869	2,647,388
Turkcell Iletisim Hizmetleri A.S. (Turkcell)*	290,341	1,671,449
Turkiye Garanti Bankasi A.S.	660,852	2,778,742
Turkiye Vakiflar Bankasi T.A.O., Class D	659,108	1,531,224
Total Turkey common stocks		18,103,752
United Arab Emirates—0.75%
DP World Ltd.	39,579	776,584
Emaar Malls Group PJSC*	700,860	530,046
Emaar Properties PJSC	126,850	231,208
First Gulf Bank PJSC	414,968	1,913,431
Total United Arab Emirates common stocks		3,451,269
United Kingdom—1.33%
Mondi PLC	43,374	778,189
SABMiller PLC	25,694	1,392,758
Unilever PLC	90,456	3,983,142
Total United Kingdom common stocks		6,154,089
United States—0.72%
Yum! Brands, Inc.	46,050	3,328,494
Total common stocks (cost—$427,763,233)		437,162,835
Preferred stocks—3.33%
Brazil—3.13%
Banco Bradesco SA	215,700	2,711,473
Braskem SA	217,000	1,006,857
Cia Energetica de Sao Paulo	51,300	450,434
Companhia Brasileira de Distribuicao Grupo Pao de Acucar, ADR[1]	27,839	913,398
Itau Unibanco Holding SA	404,132	4,955,164
Suzano Papel e Celulose SA	449,300	1,820,140
Vale SA, ADR[1]	415,493	2,600,986
Total Brazil preferred stocks		14,458,452
India—0.01%
Zee Entertainment Enterprises Ltd.	3,000,690	42,610
	Number of shares	Value
Preferred stocks—(concluded)
South Korea—0.19%
Hyundai Motor Co.	7,956	$868,982
Total preferred stocks (cost—$21,330,860)		15,370,044
Investment company—0.82%
United States—0.82%
iShares MSCI Emerging Markets Index Fund[1] (cost—$3,762,973)	97,173	3,791,691
	Face amount
Repurchase agreement—0.77%
Repurchase agreement dated 01/30/15 with State Street Bank and Trust Co., 0.000% due 02/02/15, collateralized by $1,976,650 Federal Home Loan Mortgage Corp. obligations, 2.080% due 10/17/22 and $1,671,179 Federal National Mortgage Association obligations, 2.170% to 2.200% due 10/17/22; (value—$3,616,957); proceeds: $3,546,000 (cost—$3,546,000)	$3,546,000	3,546,000
	Number of shares
Investment of cash collateral from securities loaned—6.63%
Money market fund—6.63%
UBS Private Money Market Fund LLC[7] (cost—$30,581,885)	30,581,885	30,581,885
Total investments (cost—$486,984,951)—106.32%		490,452,455
Liabilities in excess of other assets—(6.32)%		(29,158,754)
Net assets—100.00%		$461,293,701

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 230.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$43,852,359
Gross unrealized depreciation	(40,384,855)
Net unrealized appreciation	$3,467,504

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2015 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2015 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$86,563,710	$350,597,786	$1,339	$437,162,835
Preferred stocks	14,458,452	911,592	—	15,370,044
Investment company	3,791,691	—	—	3,791,691
Repurchase agreement	—	3,546,000	—	3,546,000
Investment of cash collateral from securities loaned	—	30,581,885	—	30,581,885
Total	$104,813,853	$385,637,263	$1,339	$490,452,455

At January 31, 2015, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Portfolio's investment that was fair valued using unobservable inputs (Level 3) for the six months ended January 31, 2015:

Common stocks
Beginning balance	$1,339
Purchases	—
Sales	—
Accrued discounts/(premiums)	—
Total realized gain/(loss)	—
Net change in unrealized appreciation/depreciation	0
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance	$1,339

The change in net unrealized appreciation/depreciation relating to the Level 3 investment held at January 31, 2015 was $0.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at January 31, 2015.

2  Security is being fair valued by a valuation committee under the direction of the board of trustees.

3  Illiquid investment as of January 31, 2015.

4  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 1.10% of net assets as of January 31, 2015, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

5  Security is traded on the Turquoise Exchange.

6  Security is traded on the over-the-counter ("OTC") market.

7  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2015. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/14	Purchases during the six months ended 01/31/15	Sales during the six months ended 01/31/15	Value at 01/31/15	Net income earned from affiliate for the six months ended 01/31/15
UBS Private Money Market Fund LLC	$32,623,715	$103,189,529	$105,231,359	$30,581,885	$1,721

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Performance

For the six months ended January 31, 2015, the Portfolio's Class P shares returned 7.38% before the deduction of the maximum PACE Select program fee.1 In comparison, the FTSE EPRA/NAREIT Developed Index (the "benchmark") returned 8.03%, while the Lipper Global Real Estate Funds category posted a median return of 6.67%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 187. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments2

CBRE Clarion

Our portion of the Portfolio modestly underperformed the benchmark during the reporting period. This was primarily due to stock selection in the Asia Pacific and Americas regions. On the upside, asset allocation contributed to results, driven by an overweight in the outperforming US market. An underweight in Canada was rewarded, given the underperformance of Canadian real estate companies amid tepid economic growth.

Positioning in Japan was the primary detractor from relative performance. Japanese property companies underperformed despite significant monetary and fiscal stimulus from the government. Furthermore, there was clear evidence of improving property fundamentals, as Tokyo office vacancy improved to the 5% range by the end of 2014, versus roughly 8% a year ago. The decline in the Japanese yen versus most major currencies also hurt performance for our unhedged positions. Although our cash position was fairly low during the period, any un-invested assets dragged in the strong performing market. Finally, against the backdrop of declining expectations for global growth, investors were less enthusiastic about companies in the Asia Pacific region that had any meaningful component of development in their business models. This led to underperformance in some of our preferred investments in Australia and Singapore.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub-Advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust –
PACE Global Real Estate Securities Investments

Investment Sub-Advisors:

CBRE Clarion Securities, LLC ("CBRE Clarion");

Brookfield Investment Management Inc. ("Brookfield")

Portfolio Managers:

CBRE Clarion: T. Ritson Ferguson, Steven D. Burton & Joseph P. Smith;

Brookfield: Jason Baine and Bernhard Krieg

Objective:

Total Return

Investment process:

CBRE Clarion (formerly, ING Clarion Real Estate Securities) uses a multi-step investment process for constructing the investment portfolio. This process combines top-down region and sector allocation with bottom-up individual stock selection. First, CBRE Clarion selects property sectors and geographic regions in which to invest and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private real estate market trends and conditions. Second, CBRE Clarion uses a proprietary valuation process in an effort to identify investments with superior current income and growth potential relative to their peers.

Brookfield invests in a diversified portfolio of global securities of companies primarily in the real estate industry, including real estate investment trusts, real estate operating companies, companies whose value is significantly affected by the value of such companies' real estate holdings, and related entities and structures. Brookfield utilizes a fundamental, bottom-up, value-based stock selection methodology.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Sub-Advisors' comments – concluded

On the upside, our holdings in the UK, including London-based Land Securities (office/retail) and self-storage company Safestore, contributed to relative results. On the continent, value was added from our positions in outperforming German residential companies, including LEG Immobilien and Gagfah. Our investments in Europe are focused on companies with higher growth characteristics, such as London office companies and German residential, both of which have reported steadily improving rental growth.

Derivatives were not used during the reporting period.

Brookfield

Our portion of the Portfolio outperformed the benchmark during the reporting period, driven by stock selection. By sector, diversified was our largest contributor to results over the period, followed by other and residential, all driven by stock selection. Retail was our top detractor, followed by health care and office. By region, Asia Pacific was the leading contributor to relative performance, driven by stock selection, and Europe also contributed meaningfully through stock selection. These gains were partially offset by North America, our top detractor, driven largely by stock selection. From a country perspective, Singapore was our largest contributor, due to stock selection. France and Germany were also leading contributors, driven by overweight positions in these outperforming countries.

By security, a non-benchmark exposure to self-storage firm Iron Mountain, Inc. was our leading contributor to results. We exited the position in Iron Mountain, Inc in January 2015, prior to the end of the reporting period. The company performed well after achieving real estate investment trust ("REIT") status. Having no allocation to net lease company American Realty Capital Properties was also relatively beneficial, as its shares significantly sold off during the latter part of the reporting period amid news of possible accounting irregularities.

Detractors from relative performance included our non-benchmark holding in OUTFRONT Media, Inc. The company's share price declined after reporting lower-than-expected earnings. Our overweight to Mitsubishi Estate Company was also a significant detractor from results. Having no exposure to Health Care REIT was not rewarded as the company outperformed, aided by declining interest rates.

The Portfolio did not hold derivatives during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking to diversify a portion of their assets into real estate related investments. Investors should be willing to withstand short-term fluctuations in the equity and real estate markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies or issuers in whose securities the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries. There are certain risks associated with investing in real estate-related investments, including sensitivity to economic downturns, interest rates, declines in property values and variation in property management.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/15	6 months	1 year	5 years	Since Inception[1]
Before deducting maximum sales charge
Class A2	7.37%	21.83%	13.61%	0.93%
Class C3	6.79%	20.88%	12.77%	0.14%
Class Y4	7.35%	22.10%	13.89%	15.07%
Class P5	7.38%	22.18%	13.90%	0.62%
After deducting maximum sales charge
Class A2	1.42%	15.06%	12.34%	0.24%
Class C3	5.79%	19.88%	12.77%	0.14%
FTSE EPRA/NAREIT Developed Index[6]	8.03%	21.93%	14.46%	2.75%
Lipper Global Real Estate Funds median	6.67%	20.48%	12.77%	1.77%

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/14	6 months	1 year	5 years	Since Inception[1]
Before deducting maximum sales charge
Class A2	3.01%	16.05%	11.02%	0.37%
Class C3	2.56%	15.26%	10.19%	(0.41)%
Class Y4	3.14%	16.31%	11.30%	14.43%
Class P5	3.15%	16.36%	11.30%	0.05%
After deducting maximum sales charge
Class A2	(2.59)%	9.62%	9.79%	(0.33)%
Class C3	1.56%	14.26%	10.19%	(0.41)%

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2014 prospectuses, were as follows: Class A—1.59% and 1.45%; Class C—2.30% and 2.20%; Class Y—1.38% and 1.20%; and Class P—1.63% and 1.20% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2015 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.45%; Class C—2.20%; Class Y—1.20%; and Class P—1.20% The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Since inception returns are calculated as of commencement of issuance on December 18, 2006 for Class A and C shares, and January 22, 2007 for Class P shares. Class Y shares commenced issuance on November 30, 2006 and had fully redeemed by February 15, 2007 remaining inactive through December 25, 2008. The inception return of Class Y shares is calculated from December 26, 2008, which is the date the Class Y shares recommenced investment operations. Since inception returns for the Index and Lipper median are shown as of December 31, 2006, which is the month-end after the inception date of the oldest share classes (Class A and Class C).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

6  The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and real estate investment trusts ("REITs") worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and exchange traded funds. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015, there will be a reduction in the redemption holding period from 90 days to 30 days. Shares that an investor holds or purchases prior to implementation of this new holding period are subject to preexisting terms for the holding period as outlined in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Portfolio statistics (unaudited)

Characteristics	01/31/15
Net assets (mm)	$158.2
Number of holdings	121
Portfolio composition[1]	01/31/15
Common stocks and warrants	98.2%
Cash equivalents and other assets less liabilities	1.8
Total	100.0%
Top five countries (equity investments)[1]	01/31/15
United States	52.3%
Japan	10.2
Australia	7.8
Hong Kong	5.8
France	5.5
Total	81.6%
Top ten equity holdings[1]	01/31/15
Simon Property Group, Inc.	4.4%
Unibail Rodamco	3.3
ProLogis, Inc.	2.9
Vornado Realty Trust	2.8
Mitsubishi Estate Co. Ltd.	2.8
AvalonBay Communities, Inc.	2.5
Sun Hung Kai Properties Ltd.	2.4
Mitsui Fudosan Co. Ltd.	2.4
Westfield Corp.	2.2
Host Hotels & Resorts, Inc.	2.2
Total	27.9%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2015. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Industry diversification—(unaudited)

As a percentage of net assets as of January 31, 2015

Common Stocks

Apartments	8.87%
Building-residential/commercial	0.72
Diversified	23.09
Diversified operations	1.25
Health care	3.38
Hotels	0.71
Hotels & motels	3.42
Manufactured homes	0.36
Office property	13.23
Real estate management & development	0.29
Real estate management/service	5.30
Real estate operations/development	15.10
Regional malls	8.37
Retirement/aged care	0.68
Shopping centers	7.69
Single Tenant	0.57
Storage	0.65
Storage/warehousing	0.15
Warehouse/industrial	4.31
Total common stocks	98.14
Warrants	0.01
Repurchase agreement	1.24
Investment of cash collateral from securities loaned	1.38
Liabilities in excess of other assets	(0.77)
Net assets	100.00%

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Number of shares	Value
Common stocks—98.14%
Australia—7.83%
Dexus Property Group	415,796	$2,483,163
Federation Centres	256,300	601,149
Goodman Group	351,946	1,668,449
Investa Office Fund	115,750	346,170
Mirvac Group	624,021	933,365
Scentre Group*	707,555	2,078,992
Stockland	232,300	787,866
Westfield Corp.	457,636	3,490,922
Total Australia common stocks		12,390,076
Austria—0.14%
CA Immobilien Anlagen AG*	10,700	216,712
Bermuda—2.06%
Hongkong Land Holdings Ltd.	440,300	3,260,450
Canada—0.46%
Boardwalk Real Estate Investment Trust	7,000	337,853
Canadian Real Estate Investment Trust	6,600	250,454
Cominar Real Estate Investment Trust[1,2]	5,731	87,541
RioCan Real Estate Investment Trust[1,2]	2,200	50,970
Total Canada common stocks		726,818
France—5.51%
Gecina SA	9,400	1,231,709
ICADE	8,777	766,089
Klepierre	26,081	1,227,305
Mercialys SA	12,210	295,528
Unibail Rodamco	18,452	5,197,173
Total France common stocks		8,717,804
Germany—2.96%
Alstria Office REIT-AG*,3	123,000	1,573,880
Deutsche Annington Immobilien SE	31,500	1,094,047
DIC Asset AG	88,790	927,582
LEG Immobilien AG*	14,211	1,088,152
Total Germany common stocks		4,683,661
Hong Kong—5.80%
China Overseas Land & Investment Ltd.	129,000	371,970
Hang Lung Properties Ltd.	410,600	1,207,295
New World Development Co. Ltd.	303,000	361,251
Sun Hung Kai Properties Ltd.	236,330	3,845,634
Swire Properties Ltd.	186,800	599,709
The Link REIT	120,800	817,175
Wharf (Holdings) Ltd.	243,500	1,972,648
Total Hong Kong common stocks		9,175,682
Japan—10.17%
GLP J-Reit[3]	293	332,811
Japan Hotel REIT Investment Corp.	271	178,590
Japan Real Estate Investment Corp.	188	913,378
Japan Retail Fund Investment Corp.	470	1,018,065
Kenedix Realty Investment Corp.	89	528,526
Mitsubishi Estate Co. Ltd.	218,689	4,400,188
Mitsui Fudosan Co. Ltd.	149,700	3,784,655
Nippon Building Fund, Inc.	192	944,735
	Number of shares	Value
Common stocks—(continued)
Japan—(concluded)
Nippon Prologis REIT, Inc.	236	$555,651
NTT Urban Development Corp.	27,000	259,043
Orix JREIT, Inc.	272	407,592
Sekisui House Ltd.[3]	88,500	1,144,440
Sumitomo Realty & Development Co. Ltd.	30,900	985,621
Tokyo Tatemono Co. Ltd.	17,300	116,795
United Urban Investment Corp.	319	510,644
Total Japan common stocks		16,080,734
Jersey—0.92%
Atrium European Real Estate Ltd.*	313,230	1,459,595
Luxembourg—0.79%
GAGFAH SA*	36,118	804,839
Grand City Properties SA*	27,500	450,115
Total Luxembourg common stocks		1,254,954
Netherlands—0.38%
Eurocommercial Properties N.V.	6,161	274,219
NSI N.V.	70,920	317,472
Total Netherlands common stocks		591,691
New Zealand—0.45%
Precinct Properties New Zealand Ltd.	787,900	709,415
Singapore—3.17%
CapitaCommercial Trust	442,000	577,904
CapitaLand Ltd.	965,300	2,477,512
CapitaMall Trust	145,300	224,144
Global Logistic Properties Ltd.	165,200	308,228
Keppel Land Ltd.	306,400	1,027,501
Suntec Real Estate Investment Trust	284,000	394,001
Total Singapore common stocks		5,009,290
Sweden—0.16%
Hufvudstaden AB, Class A	19,677	257,738
Switzerland—0.15%
PSP Swiss Property AG*	2,320	239,476
United Kingdom—4.93%
British Land Co. PLC	101,852	1,269,271
Derwent London PLC	16,226	792,905
Great Portland Estates PLC	55,204	651,183
Hammerson PLC	299,985	3,104,183
Land Securities Group PLC	83,167	1,593,976
Safestore Holdings PLC	57,810	235,068
Unite Group PLC	21,075	155,223
Total United Kingdom common stocks		7,801,809
United States—52.26%
American Realty Capital Properties, Inc.	81,700	756,950
American Tower Corp.	20,200	1,958,390
AvalonBay Communities, Inc.[3]	22,500	3,892,275
BioMed Realty Trust, Inc.	25,900	633,255
Boston Properties, Inc.	6,530	906,364
Brandywine Realty Trust	78,200	1,298,902
Brixmor Property Group, Inc.	62,500	1,693,750

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Number of shares	Value
Common stocks—(continued)
United States—(concluded)
Brookdale Senior Living, Inc.*	31,900	$1,076,625
Camden Property Trust	17,400	1,340,670
CBL & Associates Properties, Inc.	119,188	2,457,657
Corporate Office Properties Trust	15,900	477,000
DCT Industrial Trust, Inc.	35,125	1,326,320
DDR Corp.	63,100	1,236,760
Douglas Emmett, Inc.	94,300	2,685,664
Duke Realty Corp.	46,800	1,021,644
Equity Residential	37,100	2,879,331
Essex Property Trust, Inc.	6,285	1,420,724
Forest City Enterprises, Inc., Class A*	9,700	237,650
General Growth Properties, Inc.	61,396	1,852,931
Health Care REIT, Inc.	30,800	2,524,060
Healthcare Realty Trust, Inc.	21,100	634,899
Healthcare Trust of America, Inc., Class A	19,650	578,889
Highwoods Properties, Inc.	44,400	2,086,800
Hilton Worldwide Holdings, Inc.*	57,400	1,490,678
Host Hotels & Resorts, Inc.	152,283	3,485,758
Kilroy Realty Corp.	17,500	1,297,625
Kimco Realty Corp.	46,670	1,290,425
Lexington Realty Trust	40,900	466,669
Liberty Property Trust	54,630	2,201,589
Mid-America Apartment Communities, Inc.	25,900	2,054,388
Outfront Media, Inc.	100,577	2,851,358
Paramount Group, Inc.*	41,000	793,350
Parkway Properties, Inc.	62,500	1,143,750
Pebblebrook Hotel Trust	9,300	431,892
Post Properties, Inc.	11,300	686,475
ProLogis, Inc.	102,061	4,607,034
Public Storage, Inc.	5,100	1,024,284
Ramco-Gershenson Properties Trust	16,800	328,776
Simon Property Group, Inc.	34,922	6,937,605
SL Green Realty Corp.	25,700	3,238,200
Spirit Realty Capital, Inc.	69,700	896,342
Strategic Hotels & Resorts, Inc.*	42,300	567,666
Sun Communities, Inc.	8,500	575,705
Sunstone Hotel Investors, Inc.	22,638	385,978
Tanger Factory Outlet Centers, Inc.	8,400	330,540
Taubman Centers, Inc.	7,880	645,766
The Macerich Co.	11,826	1,017,154
UDR, Inc.	42,600	1,416,876
Urban Edge Properties*	13,346	316,822
Ventas, Inc.[3]	20,100	1,604,181
	Number of shares	Value
Common stocks—(concluded)
United States—(concluded)
Vornado Realty Trust	40,691	$4,493,914
WP GLIMCHER, Inc.	62,020	1,096,514
Total United States common stocks		82,654,824
Total common stocks (cost—$133,421,106)		155,230,729
	Number of warrants
Warrants*—0.01%
Hong Kong—0.01%
Sun Hung Kai Properties Ltd., strike price $98.60, expires 04/22/16 (cost—$0)	6,400	23,116
	Face amount
Repurchase agreement—1.24%
Repurchase agreement dated 01/30/15 with State Street Bank and Trust Co., 0.000% due 02/02/15, collateralized by $1,094,237 Federal Home Loan Mortgage Corp. obligations, 2.080% due 10/17/22 and $925,134 Federal National Mortgage Association obligations, 2.170% to 2.200% due 10/17/22; (value—$2,002,280); proceeds: $1,963,000 (cost—$1,963,000)	$1,963,000	1,963,000
	Number of shares
Investment of cash collateral from securities loaned—1.38%
Money market fund—1.38%
UBS Private Money Market Fund LLC[4] (cost—$2,177,309)	2,177,309	2,177,309
Total investments (cost—$137,561,415)—100.77%		159,394,154
Liabilities in excess of other assets—(0.77)%		(1,215,999)
Net assets—100.00%		$158,178,155

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 230.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$24,294,160
Gross unrealized depreciation	(2,461,421)
Net unrealized appreciation	$21,832,739

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Portfolio of investments—January 31, 2015 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2015 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$89,245,143	$65,985,586	$—	$155,230,729
Warrants	23,116	—	—	23,116
Repurchase agreement	—	1,963,000	—	1,963,000
Investment of cash collateral from securities loaned	—	2,177,309	—	2,177,309
Total	$89,268,259	$70,125,895	$—	$159,394,154

At January 31, 2015, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security is being fair valued by a valuation committee under the direction of the board of trustees.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 0.09% of net assets as of January 31, 2015, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

3  Security, or portion thereof, was on loan at January 31, 2015.

4  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2015. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/14	Purchases during the six months ended 01/31/15	Sales during the six months ended 01/31/15	Value at 01/31/15	Net income earned from affiliate for the six months ended 01/31/15
UBS Private Money Market Fund LLC	$3,424,337	$17,030,249	$18,277,277	$2,177,309	$120

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Performance

For the six months ended January 31, 2015, the Portfolio's Class P shares returned 1.96% before the deduction of the maximum PACE Select program fee.1 In comparison, the Citigroup Three-Month US Treasury Bill Index (the "benchmark") returned 0.01%, the Barclays Global Aggregate Index returned -3.42%, the MSCI World Free Index (net) declined 1.39%, the HFRI Fund of Funds Composite Index (net) returned 1.85%, the Lipper Alternative Multi-Strategy Funds category posted a median return of 1.72%, and the Lipper Absolute Return Funds category posted a median return of 0.53%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 199. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments2

Please note: UBS Global Asset Management was granted authority to manage a portion of the Portfolio effective March 31, 2014, and made its first investment in October 2014.

Analytic Investors

Our portion of the Portfolio consists of long-short equity positions.3 Our process is based on the premise that investor behavior changes—although slowly—and is fairly persistent from month to month. To support this premise, our model is driven by specific security characteristics within seven groups (such as valuation, quality and liquidity) to help us identify potential investment opportunities.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

3  When a long position is taken, a security is purchased with the expectation that it will rise in value. A short position is taken when we believe, based on our research, that securities are overpriced, and, therefore, we hope to make a profit when the security falls in value. When shorting an investment, we borrow the security, sell it, and then buy an equal number of shares later—hopefully at a lower price—to replace those we borrowed.

PACE Select Advisors Trust –
PACE Alternative Strategies Investments

Investment Advisor:

UBS Global Asset Management ("UBS Global AM")

Investment Sub-Advisors:

Analytic Investors, LLC ("Analytic Investors"); First Quadrant L.P. ("First Quadrant");

Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments");

AQR Capital Management, LLC ("AQR")

Portfolio Managers:

Analytic Investors: Dennis Bein, David Krider and Harindra de Silva;

First Quadrant: Dori Levanoni and Ed Peters

Standard Life Investments: Guy Stern and Roger Sadewsky;

AQR: Clifford Asness, John Liew, Brian Hurst, Yao Hua Ooi and Ari Levine;

UBS Global AM: Mabel Lung, Gina Toth and Fred Lee

Objective:

Long-term capital appreciation

Investment process:

Analytic Investors primarily employs a long/short global equity strategy. This strategy is implemented by taking long and short positions of equity securities publicly traded in the United States and in foreign markets both by direct equity investment and through derivatives. Analytic Investors' strategy may also employ the use of derivatives, such as swaps, futures, non-deliverable forwards ("NDFs"), and forward contracts.

First Quadrant employs a "global macro strategy" which is implemented by combining several different complex investment techniques. It uses a "tactical risk allocation" approach across global markets which increases investment risk

(continued on next page)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Sub-Advisors' comments – continued

Overall, characteristic positioning was favorable, as our overweight to the valuation category (historical earnings-to-price and sales-to-price), quality category (asset utilization and return on assets) and revision category (earning estimate revisions) all added value. In addition, an underweight position to the risk category (volatility of analyst earnings estimates) helped as investors avoided riskier companies during the reporting period. An emphasis on low beta stocks also helped performance during the reporting period, as low beta securities outperformed high beta securities. (Beta is a measure of volatility or risk relative to the market as a whole.)

During the period, the strategy experienced positive results in all regions, led by North America. While an overweight position to Canada was a modest drag on relative performance, stock selection within Canada and the US was particularly strong. Sector positioning was also positive, led by underweight positions in energy and industrials. While an overweight to information technology also helped, stock selection within this sector negatively impacted relative results.

Top performing equities included short positions in Canadian materials company Yamana Gold and US-based Cobalt Energy. Our worst-performing positions were long positions in Hong Kong-based MGM China Holdings and US-based Helmerich & Payne. We sold our position in Helmerich & Payne in December 2014.

Derivatives were not used during the reporting period.

First Quadrant

First Quadrant manages two separate sleeves of PACE Alternative Strategies Investments: FQ Global Macro and FQ Equitized Global Macro. The FQ Global Macro sleeve has a targeted volatility of 6% and a benchmark of US Treasury bills. The FQ Equitized Global Macro sleeve has a targeted volatility of 4% and is benchmarked to the MSCI World Monthly Price Index (Unhedged).

During the reporting period, currency selection and volatility alpha posted sizeable losses. Volatility alpha seeks to profit from the difference between the volatility priced into options and the subsequently realized volatility. This strategy can be either long or short implied volatility, but is more often short implied volatility. Stock country selection was modestly positive, whereas bond country selection was modestly negative.

Investment process (continued)

where it believes opportunities for risk-adjusted profit are high and attempts to lower market risks when it believes gains have been realized and future gains are unlikely. First Quadrant also assesses the combination of local market and economic factors as well as global equity, fixed income or currency market factors and attempts to capture inefficiencies in those markets. First Quadrant's strategy is primarily implemented through the use of derivatives. First Quadrant presently manages two separate portions of the Fund's assets, using the aforementioned strategies and investments. With respect to the first portion, First Quadrant seeks positive absolute returns from its global macro strategy, and the returns of this portion are not expected to be closely correlated with those of global equity markets. With respect to the second portion, First Quadrant combines its global macro strategy with passive exposure to global equity markets while targeting a specific level of risk, which is expected to result in returns more closely correlated with those of global equity markets.

Standard Life Investments employs a "global multi-asset strategy" and seeks to achieve a total return by delivering a diversified global portfolio that makes use of multiple strategies across various asset classes. Standard Life Investments aims to exploit market cyclicality and a diverse array of inefficiencies across and within global markets to maximize risk adjusted absolute return. Standard Life Investments' portion of the Portfolio consists of listed equity, equity-related and debt securities, including exchange traded funds, and will routinely make use of derivatives or other instruments both for investment and hedging purposes. Standard Life Investments may take long and/or short positions, and its derivative investments

(continued on next page)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Sub-Advisors' comments – continued

Currency selection performance was dominated by losses from a Swiss franc short in January 2015. The Swiss National Bank surprised the markets by abandoning the Swiss Franc's peg to the euro, which caused the franc to appreciate an unprecedented amount. However, we benefited from having a long position in the US dollar. Elsewhere, central bank monetary actions helped our short positions in the New Zealand dollar and Singapore dollar.

Strong performance drove stock country selection into positive territory for the period, as heightened equity market volatility in October and December 2015 proved beneficial. The rise in market volatility in the latter part of 2014 generated opportunities that our shorter-term risk-sentiment-driven models successfully capitalized on. In particular, a well-timed long Hong Kong position captured not only the generally pessimistic market environment prevailing early in the fourth quarter, but also a rebound from the impact of the political protests. In another example, the short-term models, driven by market risk sentiments, outperformed in Australian equities, with well-timed positions that were initially short and gradually turned long to capture the rebound late in the period.

Bond country selection suffered modestly throughout the period as a sustained divergence in economies and central bank policies drove sovereign bond flows against our Relative Value model, which aims to capture the relative attractiveness of bond risk premiums. Also detracting were US Treasury long and German bund short positions, as the latter outperformed the former. We reduced our bond country selection's risk levels substantially during the period to reflect an expectation that such bond market dynamics will persist.

Volatility alpha—which as previously explained, seeks to profit from the differences between the prices of options—was negative for the reporting period. While much of the period saw gains and was relatively calm with implied volatilities reaching lows for the year, we could not overcome losses incurred in the latter part of the period following dramatic spikes in market volatility amid global risk events.

As a general rule, derivatives are the primary instrument used to implement all of the sleeves in our portion of the Portfolio. Specifically, we used futures in order to implement stock and bond country selection, and global asset class selection strategies. We used currency forwards to implement currency selection. Futures and forwards were used to gain economic exposure in a more cost-efficient manner relative to traditional instruments (e.g., physical stocks, bonds and currencies). The volatility alpha strategy was implemented using options on futures and indices.

Investment process (concluded)

may include, but are not restricted to, futures, options, swaps, and forward currency contracts.

AQR employs a Managed Futures strategy, which is an active trend-following strategy. Trend-following involves going long assets that have been rising in price and short assets that have been declining in price. The managed futures strategy is primarily implemented through the use of derivatives and invests across three major asset classes: equities, fixed income and currencies. The AQR Managed Futures strategy seeks to generate returns that are uncorrelated to traditional asset classes and may improve portfolio diversification.

UBS Global AM allocates a portion of the fund's assets primarily to unaffiliated actively- and passively-managed pooled investment vehicles, including ETFs, that it believes are suitable for return generation, risk management (e.g., increased portfolio diversification), or both. In addition, UBS Global AM may invest in index futures primarily for cash management (i.e., to obtain certain market exposures in the fund and reduce cash holdings) and risk management purposes. UBS Global AM generally invests in other unaffiliated pooled investment vehicles and index futures that have risk and return objectives that are deemed to be complementary to the other investments and strategies within the fund overall.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Sub-Advisors' comments – continued

Options were used to exploit structural characteristics of options pricing. Overall, the liquidity and low transaction cost of these instruments offers the investment team the ability to be more nimble and to implement at a lower cost. We find both attributes to be positive contributors toward portfolio performance.

Standard Life Investments

Our currency positions (which use foreign-exchange forwards and options to gain exposure to moves between currencies) were significant contributors to our positive performance during the reporting period. Continued evidence of the progress in the US economic recovery, combined with expectations of a return to a more normalized interest rate environment in the US, helped drive the US dollar higher. This was to the benefit of our long US dollar versus Canadian dollar, New Zealand dollar and Japanese yen strategies. Our long US dollar versus New Zealand dollar strategy was closed after it reached our target price. The euro also weakened dramatically in January 2015 following the long awaited announcement of quantitative easing ("QE") by the European Central Bank. This helped drive positive returns on our long US dollar versus euro, long Indian rupee versus euro and long Mexican government bonds versus euro strategies.

The surprise announcement from the Bank of Japan at the end of October 2014 that it would expand its QE program helped drive Japanese equities higher. This, combined with negative performance from South Korean equities, resulted in a positive contribution from our Japanese versus South Korean equities strategy. This strategy is implemented using equity index futures.

The continued and accelerating decline in the oil price was another significant story and the driver of a number of asset prices. There was a widespread fall in government bond yields, in part driven by investors re-assessing their inflation expectations. These moves were beneficial to our Australian forward-start interest rates strategy but negative for our short US duration and short UK nominal yields strategies. These strategies are implemented using interest rate swaps.

There was also a negative contribution from our global miners versus Swiss equity strategy. Mining companies struggled against the backdrop of a continued fall in commodity prices, such as iron ore. This strategy is partially implemented using equity index futures. The short Swiss equity portion of the strategy was closed after a sharp decline in Swiss equities following the Swiss central bank's decision to remove the ceiling on the value of the Swiss franc versus the euro. The QE announcement was positive for the European Equity strategy and it was particularly beneficial for those companies that can export tradable goods. This meant the European banks did not fare as well, and we saw a loss on our European equity banks strategy.

Our portion of the Portfolio uses derivatives extensively to implement its fundamental strategy, ensuring a wide range of diverse sources of return are accessible at all times. As such, their overall impact on performance is varied and linked to the strategies within which they are implemented.

AQR

Our managed futures strategy is an active trend-following strategy that employs a diverse portfolio of derivative instruments (primarily futures, swaps and forwards) to achieve exposure to various global markets. Our portion of the Portfolio generated strong positive absolute returns during the reporting period. By signal horizon, long-term and short-term trend signals contributed meaningfully to performance while overextended signals detracted from results.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Sub-Advisors' comments – continued

Trend following in currencies was the largest contributor to performance. The key market dynamic for the period was the sustained bullish trend in the US dollar, which strengthened against most major developed and emerging market currencies. The period was marked by central bank divergences, as the Federal Reserve Board (the "Fed") ended quantitative easing ("QE"), while the Bank of Japan launched massive stimulus measures, and the European Central Bank commenced stimulus, starting with its covered bond purchase program and ultimately its version of QE. These divergences helped create a strong bullish trend in the US dollar. Additionally, falling energy prices led to significant depreciation in commodity exporters' currencies, such as the Russian ruble, Norwegian krone, Canadian dollar and Mexican peso, all against the US dollar. We were broadly long the US dollar during the period, although we decreased risk toward the end of the period due to overextended signals and a reversal in the Japanese yen.

Trend following in fixed income also contributed to results over the period, as central bank bond buying and deflationary concerns pressured bond yields and flattened yield curves globally. We started the period with long positions across all the developed bond markets the strategy trades. Within interest rates, we had mixed positions across geographies as markets exhibited choppiness around the ending of the Fed's QE and the debate around timing of interest rate hikes. We ended the period broadly long all bond and interest rate markets traded. The portfolio benefited from being long fixed income over the period. This position was driven by bullish views as a result of both short term and longer term trends. Our position was somewhat reduced due to our overextended signals, which seek to reduce risk in periods when a trend has gone too far or developed too quickly.

Equities detracted from performance. As many markets started to decline early in the period, short-term signals turned bearish, with overextended signals also contributing to that view. Global equities experienced a sharp correction in October 2014, as QE ended in the US and the possibility of a spreading Ebola virus and weakening global growth increased risk aversion. When equity markets snapped back, long-term signals did not respond as quickly as short-term signals, causing them to hold onto their losses. Another series of reversals later in the period whipsawed short-term signals. Hence, both short- and long-term signals ultimately detracted from performance. Overextended signals were also negative, as they generally tried to mitigate long risk in equities.

Most positions in the portfolio are implemented through derivative instruments. As such, the overall impact of derivatives on performance is varied and linked to the strategies within which they are implemented.

UBS Global Asset Management

UBS Global Asset Management was granted authority to manage a portion of the Portfolio effective March 31, 2014, and made its first investment in October 2014. During the reporting period, the US Treasury yield curve flattened, producing positive returns in all maturities, but the greatest returns were in long-dated bonds. Credit spreads for both investment grade and high yield corporate bonds widened as a result of growing risk aversion in the market, causing those sectors to underperform similar-duration Treasuries. Risk aversion was largely driven by concerns about the potential persistence of oil trading below $50 per barrel and the subsequent impact on various global economies. Global developed market bonds also generally underperformed US markets. Elsewhere, the US dollar strengthened against most other major currencies.

Our portion of the Portfolio consists primarily of third-party funds. During the reporting period, positive performance from Legg Mason BW Absolute Return Opportunities Fund more than offset negative performance from Scout Unconstrained Bond Fund. Legg Mason BW Absolute Return Opportunities Fund produced positive returns, primarily due to its exposure to Mexican rates and by short positions in the Japanese yen and the euro, both of which depreciated versus the US dollar. This was partially offset by an underexposure to US rates, along with an exposure to the Mexican peso.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Sub-Advisors' comments – concluded

Elsewhere, Scout Unconstrained Bond Fund benefited from having exposure to the higher-quality portion of the high yield corporate market, which produced positive absolute returns over the period. This was more than offset, however, by its underexposure to US Treasuries, particularly in maturities longer than 10 years, where returns were the strongest.

We did not use derivatives during the reporting period.

Special considerations

The Portfolio may be appropriate for investors seeking long-term capital appreciation who are able to withstand short-term fluctuations in the equity markets and fixed income markets in return for potentially higher returns over the long term. The Portfolio may employ investment strategies that involve greater risks than the strategies used by many other mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions, and hedging strategies. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers of securities in which the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/15	6 months	1 year	5 years	Since Inception[1]
Before deducting maximum sales charge
Class A2	1.79%	4.95%	4.29%	1.74%
Class C3	1.47%	4.21%	3.54%	1.06%
Class Y4	1.99%	5.23%	4.55%	1.45%
Class P5	1.96%	5.31%	4.57%	2.01%
After deducting maximum sales charge
Class A2	(3.83)%	(0.83)%	3.11%	1.09%
Class C3	0.47%	3.21%	3.54%	1.06%
Citigroup Three-Month US Treasury Bill Index[6]	0.01%	0.03%	0.07%	1.17%
Barclays Global Aggregate Index[7]	(3.42)%	(0.62)%	2.53%	4.44%
MSCI World Free Index (net)[8]	(1.39)%	7.00%	10.73%	4.47%
HFRI Fund of Funds Composite Index (net)[9]	1.85%	4.04%	3.43%	1.88%
Lipper Alternative Multi-Strategy Funds median[10]	1.72%	4.05%	4.28%	0.55%
Lipper Absolute Return Funds median[10]	0.53%	2.82%	2.54%	0.13%

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/14	6 months	1 year	5 years	Since Inception[1]
Before deducting maximum sales charge
Class A2	0.94%	3.26%	3.96%	1.71%
Class C3	0.59%	2.48%	3.21%	1.01%
Class Y4	1.05%	3.45%	4.21%	1.38%
Class P5	1.11%	3.52%	4.22%	1.97%
After deducting maximum sales charge
Class A2	(4.61)%	(2.45)%	2.80%	1.05%
Class C3	(0.41)%	1.48%	3.21%	1.01%

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2014 prospectuses, were as follows: Class A—2.02% and 1.95%; Class C—2.76% and 2.69%; Class Y—1.80% and 1.73%; and Class P—1.79% and 1.72%Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2015 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.88%; Class C—2.63%; Class Y—1.63%; and Class P—1.63% The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Since inception returns are calculated as of commencement of issuance on April 10, 2006 for Class P and Class A shares, and April 11, 2006 for Class C shares. Class Y shares commenced issuance on April 3, 2006, and had fully redeemed by July 27, 2006 remaining inactive through July 22, 2008. The inception return of Class Y shares is calculated from July 23, 2008, which is the date the Class Y shares recommenced investment operations. Since inception returns for the Indices and Lipper median are shown as of April 30, 2006, which is the month-end after the inception date of the oldest share classes (Class P and Class A).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

6  The Citigroup Three-Month US Treasury Bill Index is an unmanaged index reflecting monthly return equivalents of yield averages that are not marked to the market and an average of the last three 3-month T-bill month-end rates. 3-month T-bills are the short-term debt obligations of the US government. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The Barclays Global Aggregate Index is an unmanaged broad-based, market capitalization weighted index which is designed to measure the broad global markets for US and non US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. Investors should note that indices do not reflect the deduction of fees and expenses.

8  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

9  The HFRI Fund of Funds Composite Index is a Fund of Funds index with multiple managers through funds or managed accounts. The strategy designs a diversified portfolio of managers with the objective of significantly lowering the risk (volatility) of investing with an individual manager. The Fund of Funds manager has discretion in choosing which strategies to invest in for the portfolio. A manager may allocate funds to numerous managers within a single strategy, or with numerous managers in multiple strategies. The minimum investment in a Fund of Funds may be lower than an investment in an individual hedge fund or managed account. The investor has the advantage of diversification among managers and styles with significantly less capital than investing with separate managers. Investors should note that indices do not reflect the deduction of fees and expenses.

10  On February 20, 2014, Lipper changed the peer group classification for PACE Alternative Strategies Investments from the Absolute Return Funds category to the Alternative Multi-Strategy Funds category.

Prior to February 17, 2015, if an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015, there will be a reduction in the redemption holding period from 90 days to 30 days. Shares that an investor holds or purchases prior to implementation of this new holding period are subject to preexisting terms for the holding period as outlined in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio statistics (unaudited)

Characteristics	01/31/15
Net assets (mm)	$732.3
Number of holdings	421
Portfolio composition[1]	01/31/15
Common stocks	27.2%
Investment companies	7.6
Bonds and notes	6.4
Options, futures, swaps, and forward foreign currency contracts	1.8
ADRs	0.6
Written swaptions	(0.1)
Investments sold short	(4.5)
Cash equivalents and other assets less liabilities	61.0
Total	100.0%
Top five countries (long holdings)[1]	01/31/15
United States	22.9%
Japan	2.6
United Kingdom	2.4
Mexico	2.1
Brazil	2.0
Total	32.0%
Top five equity sectors (long holdings)[1]	01/31/15
Information Technology	5.8%
Financials	4.7
Consumer Discretionary	3.7
Industrials	3.2
Materials	2.2
Total	19.6%
Top five countries (short holdings)[1]	01/31/15
United States	(2.1)%
Canada	(0.9)
France	(0.3)
Japan	(0.3)
Curacao	(0.2)
Total	(3.8)%
Top five equity sectors (short holdings)[1]	01/31/15
Energy	(1.8)%
Materials	(0.8)
Consumer Discretionary	(0.6)
Financials	(0.5)
Industrials	(0.3)
Total	(4.0)%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2015. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio statistics (unaudited) (concluded)

Top ten equity holdings (long holdings)[1,2]	01/31/15
Electronic Arts, Inc.	0.6%
Hewlett-Packard Co.	0.5
The Southern Co.	0.5
BHP Billiton PLC	0.4
Entergy Corp.	0.4
Google, Inc., Class A	0.4
The Link REIT	0.4
Navient Corp.	0.4
Foot Locker, Inc.	0.4
Activision Blizzard, Inc.	0.3
Total	4.3%

Top ten equity holdings (short holdings)[1,2]	01/31/15
Alstom SA	(0.3)%
Amazon.com, Inc.	(0.3)
Schlumberger Ltd.	(0.2)
QEP Resources, Inc.	(0.2)
Cabot Oil & Gas Corp.	(0.2)
Cheniere Energy, Inc.	(0.2)
Silver Wheaton Corp.	(0.2)
Tesla Motors, Inc.	(0.2)
Cobalt International Energy, Inc.	(0.2)
Iluka Resources Ltd.	(0.2)
Total	(2.2)%
Top ten long-term fixed income holdings (long holdings)[1,2]	01/31/15
Brazil Notas do Tesouro Nacional Series B, 6.000%, due 08/15/22	0.6%
Brazil Notas do Tesouro Nacional Series F, 10.000%, due 01/01/23	0.6
Mexican Bonos, 8.500%, due 05/31/29	0.5
Mexican Bonos, 7.500%, due 06/03/27	0.5
Mexican Bonos, 10.000%, due 12/05/24	0.5
Mexican Bonos, 6.500%, due 06/10/21	0.5
Brazil Notas do Tesouro Nacional Series B, 6.000%, due 08/15/50	0.5
Brazil Notas do Tesouro Nacional Series F, 10.000%,due 01/01/25	0.2
Bundesrepublik Deutschland, 1.500%, due 05/15/24	0.1
JPMorgan Chase & Co., 1.375%, due 09/16/21	0.1
Total	4.1%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2015. The Portfolio is actively managed and its composition will vary over time.

2  Figures represent the breakdown of direct investments of PACE Alternative Strategies Investments. Figures would be different if a breakdown of the underlying investment companies was included.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Industry diversification—(unaudited)

As a percentage of net assets as of January 31, 2015

Common stocks

Aerospace & defense	0.04%
Airlines	1.04
Auto components	0.58
Banks	0.99
Beverages	0.17
Biotechnology	1.08
Building products	0.35
Capital markets	0.55
Chemicals	0.37
Commercial services & supplies	0.28
Communications equipment	0.22
Construction & engineering	0.06
Construction materials	0.23
Consumer finance	0.55
Containers & packaging	0.07
Diversified financial services	0.60
Diversified telecommunication services	0.51
Electric utilities	1.88
Electrical equipment	0.31
Electronic equipment, instruments & components	0.56
Energy equipment & services	0.18
Food & staples retailing	1.00
Food products	0.78
Health care equipment & supplies	0.18
Health care providers & services	0.23
Hotels, restaurants & leisure	0.49
Household durables	0.26
Independent power and renewable electricity producers	0.09
Insurance	0.30
Internet & catalog retail	0.09
Internet software & services	1.10
IT services	0.24
Life sciences tools & services	0.18
Machinery	0.32
Media	0.45
Metals & mining	1.53
Multiline retail	0.33
Oil, gas & consumable fuels	0.75
Paper & forest products	0.03
Personal products	0.09
Pharmaceuticals	0.40
Professional services	0.44

Common stocks (concluded)

Real estate investment trusts	1.50%
Real estate management & development	0.33
Road & rail	0.48
Semiconductors & semiconductor equipment	0.79
Software	1.69
Specialty retail	1.06
Technology hardware, storage & peripherals	1.26
Textiles, apparel & luxury goods	0.40
Wireless telecommunication services	0.35
Total common stocks	27.76
Investment companies	7.58

Corporate notes

Agriculture	0.04
Apparel	0.02
Auto manufacturers	0.13
Auto parts & equipment	0.02
Banks	0.57
Building Materials	0.01
Chemicals	0.05
Commercial Services	0.09
Diversified financial services	0.04
Electric	0.20
Engineering & construction	0.07
Entertainment	0.01
Food	0.05
Forest products & paper	0.02
Gas	0.03
Healthcare-services	0.01
Holding companies-diversified	0.05
Insurance	0.25
Machinery-construction & mining	0.03
Machinery-diversified	0.02
Media	0.03
Mining	0.05
Oil & Gas	0.09
Packaging & containers	0.02
Pharmaceuticals	0.03
Real Estate	0.07
REITS	0.03
Savings & loans	0.05
Software	0.02

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Industry diversification—(unaudited) (concluded)

As a percentage of net assets as of January 31, 2015

Corporate notes (concluded)

Sovereign	0.02%
Telecommunications	0.22
Transportation	0.02
Water	0.02
Total corporate notes	2.38
Non-US government obligations	4.01
Time deposits	9.01
Short-term US government obligations	36.48
Repurchase agreement	7.89

Options purchased

Call options purchased	0.98
Put options purchased	0.83
Total options purchased	1.81

Investments sold short
Common stocks

Automobiles	(0.18)
Banks	(0.05)
Capital markets	(0.11)
Consumer finance	(0.08)
Diversified financial services	(0.08)
Electrical equipment	(0.31)
Energy equipment & services	(0.22)
Hotels, restaurants & leisure	(0.03)
Internet & catalog retail	(0.25)
Internet software & services	(0.08)
Metals & mining	(1.00)
Oil, gas & consumable fuels	(1.68)
Real estate management & development	(0.15)
Software	(0.16)
Specialty retail	(0.10)
Telecommunications	(0.03)
Total investments sold short	(4.51)
Other assets in excess of liabilities	7.59
Net assets	100.00%

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Number of shares	Value
Common stocks—27.76%
Australia—0.57%
Federation Centres Ltd.	539,441	$1,265,253
Fortescue Metals Group Ltd.	80,000	145,063
Goodman Group	167,746	795,224
Lend Lease Group	25,580	329,717
Metcash Ltd.	343,345	387,596
Santos Ltd.	69,816	425,041
Woolworths Ltd.	32,529	800,497
Total Australia common stocks		4,148,391
Belgium—0.12%
UCB SA	10,972	852,949
Bermuda—0.28%
Lazard Ltd., Class A	22,911	1,049,324
PartnerRe Ltd.[1]	4,907	561,361
Yue Yuen Industrial Holdings Ltd.	109,000	405,596
Total Bermuda common stocks		2,016,281
Brazil—0.12%
Vale SA, ADR	129,100	907,573
Canada—1.36%
Africa Oil Corp.*	51,684	96,758
Alimentation Couche Tard, Inc., Class B	41,121	1,611,249
Blackberry Ltd.*	34,900	354,575
Bombardier, Inc., Class B	136,500	311,521
Constellation Software, Inc.	1,400	387,917
Element Financial Corp.*	61,799	656,557
Fairfax Financial Holdings Ltd.	900	478,083
First Capital Realty, Inc.	6,400	98,314
First Quantum Minerals Ltd.	15,430	140,736
H&R Real Estate Investment Trust	16,100	309,406
Industrial Alliance Insurance & Financial Services, Inc.	15,300	487,163
Magna International, Inc.	21,600	2,075,348
Open Text Corp.	36,200	2,052,862
RioCan Real Estate Investment Trust	30,300	702,001
Shaw Communications, Inc., Class B	200	4,618
Teck Resources Ltd., Class B	14,850	191,268
Total Canada common stocks		9,958,376
Cayman Islands—0.45%
China Mengniu Dairy Co. Ltd.	252,000	1,148,252
China Metal Recycling Holdings Ltd.*,2,3	352,200	0
JD.com, Inc., ADR*	26,300	653,292
MGM China Holdings Ltd.	299,600	725,704
Sands China Ltd.	153,200	745,831
Total Cayman Islands common stocks		3,273,079
Denmark—0.20%
Danske Bank A/S	57,275	1,482,413
	Number of shares	Value
Common stocks—(continued)
Finland—0.20%
Nokia Oyj	165,500	$1,272,785
UPM-Kymmene Oyj	12,291	216,043
Total Finland common stocks		1,488,828
France—0.15%
BNP Paribas SA	20,543	1,078,617
Germany—0.45%
Deutsche Telekom AG	96,959	1,671,388
GEA Group AG	14,609	660,332
Hugo Boss AG	7,641	986,528
TUI AG*	490	8,473
Total Germany common stocks		3,326,721
Hong Kong—0.73%
Cheung Kong (Holdings) Ltd.	5,000	95,414
HKT Trust and HKT Ltd.	2,000	2,615
PCCW Ltd.	77,000	51,079
Power Assets Holdings Ltd.	148,000	1,547,961
Swire Pacific Ltd., Class A	76,000	1,017,760
The Link REIT	391,000	2,644,995
Total Hong Kong common stocks		5,359,824
Ireland—0.31%
Allegion PLC	15,692	847,525
Ryanair Holdings PLC, ADR*	21,300	1,405,374
Total Ireland common stocks		2,252,899
Italy—0.13%
Enel SpA	218,109	985,494
Japan—2.59%
Brother Industries Ltd.	5,600	95,904
Citizen Holdings Co. Ltd.	23,000	183,589
Hakuhodo DY Holdings, Inc.	38,600	383,665
Hisamitsu Pharmaceutical Co., Inc.	2,500	85,062
Japan Airlines Co. Ltd.	21,900	741,438
KDDI Corp.	21,800	1,538,838
Lawson, Inc.	23,400	1,529,924
Mitsubishi Chemical Holdings Corp.	49,300	255,514
Mitsubishi Tanabe Pharma Corp.	26,800	423,682
Mitsui Fudosan Co. Ltd.	36,000	910,137
Mixi, Inc.	13,700	483,342
Nagoya Railroad Co. Ltd.	14,000	54,999
NEC Corp.	7,000	19,773
NH Foods Ltd.	12,000	296,665
Oracle Corp. Japan	43,200	1,796,039
ORIX Corp.	59,200	680,256
Otsuka Corp.	731	25,240
Resorttrust, Inc.	60,700	1,453,763
Ricoh Co. Ltd.	214,600	2,093,503
Seiko Epson Corp.	43,200	1,754,478
Seven & I Holdings Co. Ltd.	22,000	805,070
Taiheiyo Cement Corp.	223,000	654,361
Tohoku Electric Power Co., Inc.	12,800	161,237
Trend Micro, Inc.*	49,400	1,395,111
West Japan Railway Co.	21,500	1,105,824
Total Japan common stocks		18,927,414

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Jersey—0.23%
Glencore PLC*	336,000	$1,252,803
Petrofac Ltd.	43,735	463,355
Total Jersey common stocks		1,716,158
Luxembourg—0.08%
Millicom International Cellular SA, SDR	8,910	568,195
Netherlands—0.60%
Delta Lloyd N.V.	24,470	462,329
LyondellBasell Industries N.V., Class A1	30,458	2,408,923
Unilever N.V.	35,269	1,529,427
Total Netherlands common stocks		4,400,679
New Zealand—0.08%
Spark New Zealand Ltd.	247,030	591,933
Norway—0.16%
DNB ASA	78,740	1,140,833
Papua New Guinea—0.09%
Oil Search Ltd.	108,647	653,812
Portugal—0.08%
Galp Energia, SGPS SA	54,825	579,192
Russia—0.15%
Magnit PJSC[5]	11,776	447,774
Mining and Metallurgical Co. Norilsk Nickel, ADR	40,700	671,550
Total Russia common stocks		1,119,324
Singapore—0.76%
Ascendas Real Estate Investment Trust	454,000	824,502
Avago Technologies Ltd.	16,622	1,710,072
CapitaMall Trust	658,000	1,015,051
ComfortDelGro Corp. Ltd.	206,000	436,824
Flextronics International Ltd.*	97,511	1,084,322
StarHub Ltd.	159,000	490,746
Yangzijiang Shipbuilding Holdings Ltd.	10,000	9,142
Total Singapore common stocks		5,570,659
South Korea—0.06%
Samsung Engineering Co. Ltd.*	13,341	460,143
Spain—0.26%
Bankinter SA	149,489	1,038,585
International Consolidated Airlines Group SA*	105,773	863,028
Total Spain common stocks		1,901,613
Sweden—0.24%
Industrivarden AB, C Shares	14,952	266,302
Investor AB, B Shares	30,912	1,124,846
Lundin Petroleum AB*	29,035	376,673
Total Sweden common stocks		1,767,821
	Number of shares	Value
Common stocks—(continued)
Switzerland—0.54%
Actelion Ltd.*	1,297	$143,267
Garmin Ltd.[1]	36,188	1,894,804
Pargesa Holding SA	4,766	344,359
Roche Holding AG	5,734	1,545,413
Total Switzerland common stocks		3,927,843
United Kingdom—1.86%
Anglo American PLC	35,890	599,493
Antofagasta PLC	25,330	246,971
Barclays PLC	238,707	838,345
BHP Billiton PLC	143,300	3,112,551
BP PLC	60,000	385,442
BT Group PLC	220,262	1,381,846
DS Smith PLC	110,562	525,853
Greene King PLC	53,383	674,478
Hammerson PLC	10,900	112,791
Next PLC	12,812	1,392,255
Rio Tinto PLC	53,935	2,370,065
Royal Dutch Shell PLC, A Shares	30,132	916,865
The Sage Group PLC	12,969	93,492
Unilever PLC	21,420	943,209
Total United Kingdom common stocks		13,593,656
United States—14.91%
Activision Blizzard, Inc.[1]	118,749	2,481,260
Acuity Brands, Inc.	9,815	1,471,170
Advance Auto Parts, Inc.	5,869	933,171
Albemarle Corp.	177	8,542
Alliance Data Systems Corp.*	6,019	1,738,468
American Electric Power Co., Inc.[1]	33,906	2,129,636
American Tower Corp.	17,014	1,649,507
Amgen, Inc.	9,352	1,423,936
Arrow Electronics, Inc.*,1	34,421	1,894,532
Avery Dennison Corp.[1]	36,771	1,922,020
Becton, Dickinson and Co.	434	59,927
Biogen Idec, Inc.*,1	5,786	2,251,680
BorgWarner, Inc.	14,762	797,296
CA, Inc.[1]	11,064	335,239
Calpine Corp.*	30,430	635,378
Capital One Financial Corp.[1]	9,710	710,869
Celgene Corp.*	17,037	2,030,129
Cintas Corp.	1,218	95,857
CVS Health Corp.	18,048	1,771,592
Delta Air Lines, Inc.	22,792	1,078,290
Discovery Communications, Inc., Class A*,1	58,172	1,686,115
Dr. Pepper Snapple Group, Inc.[1]	15,874	1,226,584
Edwards Lifesciences Corp.*,1	9,742	1,221,160
Electronic Arts, Inc.*,1	73,105	4,010,540
Entergy Corp.[1]	33,127	2,898,944
EOG Resources, Inc.	11,038	982,713
Evercore Partners, Inc., Class A	8,620	412,639
Exelon Corp.[1]	57,668	2,078,355
Facebook, Inc., Class A*	15,966	1,211,979
FEI Co.	11,433	940,021
First Republic Bank	33,129	1,686,929
Foot Locker, Inc.[1]	49,076	2,611,825

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Number of shares	Value
Common stocks—(concluded)
United States—(concluded)
Fortune Brands Home & Security, Inc.	37,539	$1,681,372
Freeport-McMoRan Copper & Gold, Inc.	26,700	448,827
GameStop Corp., Class A1	36,605	1,290,326
Generac Holdings, Inc.*	19,034	832,547
Gilead Sciences, Inc.*,1	19,815	2,077,206
Google, Inc., Class A*,1	5,324	2,861,916
Google, Inc., Class C*	2,758	1,474,206
Halliburton Co.	22,233	889,098
Hanesbrands, Inc.	13,812	1,538,381
Hertz Global Holdings, Inc.*	29,002	595,121
Hewlett-Packard Co.[1]	110,464	3,991,064
Host Hotels & Resorts, Inc.[1]	48,125	1,101,581
Illumina, Inc.*	6,813	1,329,829
Iron Mountain, Inc.	14,612	582,142
Kansas City Southern	12,060	1,327,685
Macy's, Inc.	16,218	1,036,006
Manpowergroup, Inc.[1]	29,270	2,133,198
Martin Marietta Materials, Inc.	9,385	1,011,140
McKesson Corp.	7,902	1,680,360
MetLife, Inc.	4,104	190,836
Micron Technology, Inc.*,1	41,548	1,215,902
Navient Corp.[1]	132,887	2,623,189
News Corp., Class A*	7,426	110,573
Northeast Utilities	12,059	670,239
Pall Corp.	17,406	1,684,205
Phillips 66	974	68,492
Robert Half International, Inc.[1]	18,324	1,063,891
Skyworks Solutions, Inc.[1]	24,361	2,023,181
Southwest Airlines Co.[1]	41,954	1,895,482
Stillwater Mining Co.*	79,472	1,086,382
TD Ameritrade Holding Corp.[1]	39,949	1,293,948
Tesoro Corp.	12,130	991,385
Texas Instruments, Inc.	15,011	802,338
The Charles Schwab Corp.	48,521	1,260,576
The Estee Lauder Cos., Inc., Class A	9,735	687,194
The Home Depot, Inc.	11,162	1,165,536
The Southern Co.[1]	65,223	3,308,111
Time Warner, Inc.	14,608	1,138,401
TJX Cos., Inc.	26,386	1,739,893
Tyson Foods, Inc., Class A1	45,129	1,761,836
United Continental Holdings, Inc.*,1	23,541	1,633,039
Visteon Corp.*	14,005	1,357,785
VMware, Inc., Class A*,1	24,091	1,857,416
Voya Financial, Inc.[1]	52,215	2,036,907
Western Digital Corp.	13,013	1,265,254
Total United States common stocks		109,200,299
Total common stocks (cost—$194,527,330)		203,251,019
Investment companies—7.58%
Legg Mason BW Absolute Return Opportunities Fund	2,223,764	28,308,512
Scout Unconstrained Bond Fund	2,464,964	27,163,901
Total investment companies (cost—$56,850,000)		55,472,413
	Face amount		Value
Corporate notes—2.38%
Australia—0.07%
Santos Finance Ltd. 8.250%, due 09/22/70[4]	EUR	100,000	$121,045
Scentre Group Trust 2 3.250%, due 09/11/23[5]	EUR	100,000	132,188
Scentre Management Ltd. 1.500%, due 07/16/20[5]	EUR	100,000	116,694
Telstra Corp. Ltd. 2.500%, due 09/15/23	EUR	100,000	128,338
Total Australia corporate notes			498,265
Austria—0.02%
UniCredit Bank Austria AG 2.625%, due 01/30/18[5]	EUR	100,000	116,256
Belgium—0.01%
KBC Groep N.V. 5.625%, due 03/19/19[4,5,6]	EUR	100,000	111,587
Canada—0.06%
Great-West Lifeco, Inc. 2.500%, due 04/18/23[5]	EUR	250,000	312,494
Total Capital Canada Ltd. 1.125%, due 03/18/22[5]	EUR	100,000	115,567
Total Canada corporate notes			428,061
Cayman Islands—0.04%
Hutchison Whampoa Finance 09 Ltd. 4.750%, due 11/14/16[5]	EUR	100,000	121,813
IPIC GMTN Ltd. 5.875%, due 03/14/21[5]	EUR	100,000	144,075
Total Cayman Islands corporate notes			265,888
Curacao—0.02%
Teva Pharmaceutical Finance IV BV 2.875%, due 04/15/19[5]	EUR	100,000	123,749
Denmark—0.02%
Danske Bank A/S 4.100%, due 03/16/18[4]	EUR	60,000	67,970
DONG Energy A/S 6.250%, due 06/26/3013 VRD[4,5]	EUR	78,000	102,182
Total Denmark corporate notes			170,152
Finland—0.02%
Fortum OYJ 6.000%, due 03/20/19[5]	EUR	100,000	137,704
France—0.39%
Alstom SA 4.500%, due 03/18/20	EUR	100,000	133,632
Areva SA 3.500%, due 03/22/21	EUR	100,000	119,799
ASF 7.375%, due 03/20/19[5]	EUR	150,000	216,536
BNP Paribas SA 2.875%, due 09/26/23	EUR	60,000	78,730
BPCE SA 2.125%, due 03/17/21[5]	EUR	100,000	121,582

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Face amount		Value
Corporate notes—(continued)
France—(concluded)
Casino Guichard-Perrachon SA 3.311%, due 01/25/23[5]	EUR	200,000	$256,732
Christian Dior SA 4.000%, due 05/12/16	EUR	100,000	117,865
CNP Assurances 6.875%, due 09/30/41[4]	EUR	100,000	139,950
Credit Logement SA 1.232%, due 03/16/15[4,5,6]	EUR	100,000	96,558
Electricite de France 4.250%, due 01/29/20[4,5,6]	EUR	100,000	124,300
6.250%, due 01/25/21	EUR	150,000	224,765
4.625%, due 04/26/30	EUR	50,000	81,254
GDF Suez 3.875%, due 06/02/24[4,5,6]	EUR	100,000	123,196
Lafarge SA 5.375%, due 06/26/17[5]	EUR	50,000	62,517
Lagardere SCA 4.125%, due 10/31/17[5]	EUR	100,000	121,746
Orange SA 5.250%, due 02/07/24[4,5,6]	EUR	100,000	128,957
8.125%, due 01/28/33	EUR	70,000	148,572
RCI Banque SA 4.000%, due 03/16/16[5]	EUR	100,000	117,446
4.250%, due 04/27/17[5]	EUR	30,000	36,763
Societe Des Autoroutes Paris-Rhin-Rhone 1.125%, due 01/15/21[5]	EUR	100,000	114,366
Societe Generale SA 9.375%, due 09/04/19[4,5,6]	EUR	50,000	69,495
Valeo SA 3.250%, due 01/22/24[5]	EUR	100,000	133,672
Vinci SA 6.250%, due 11/13/15[4,6]	EUR	50,000	58,418
Total France corporate notes			2,826,851
Germany—0.06%
Allianz SE 4.750%, due 10/24/23[4,5,6]	EUR	200,000	259,921
Commerzbank AG 7.750%, due 03/16/21	EUR	100,000	140,619
Muenchener Rueckversicherungs AG 5.767%, due 06/12/17[4,5,6]	EUR	50,000	62,222
Total Germany corporate notes			462,762
Ireland—0.08%
Bank of Ireland 2.000%, due 05/08/17[5]	EUR	100,000	115,489
ERVIA 3.625%, due 12/04/17[5]	EUR	100,000	122,947
FGA Capital Ireland PLC 4.000%, due 10/17/18[5]	EUR	100,000	124,304
Swisscom AG via Lunar Funding V 2.000%, due 09/30/20[5]	EUR	100,000	121,259
Willow No.2 Ireland PLC for Zurich Insurance Co. Ltd. 3.375%, due 06/27/22[5]	EUR	100,000	133,122
Total Ireland corporate notes			617,121
	Face amount		Value
Corporate notes—(continued)
Italy—0.11%
Assicurazioni Generali SpA MTN 5.125%, due 09/16/24[5]	EUR	75,000	$112,399
GTECH SpA 5.375%, due 02/02/18[5]	EUR	50,000	62,909
Intesa Sanpaolo SpA 4.125%, due 01/14/16[5]	EUR	100,000	116,767
5.000%, due 02/28/17[5]	EUR	100,000	122,899
3.000%, due 01/28/19[5]	EUR	100,000	121,955
UniCredit SpA 4.875%, due 03/07/17[5]	EUR	100,000	122,345
5.750%, due 10/28/25[4,5]	EUR	100,000	123,453
Total Italy corporate notes			782,727
Jersey—0.05%
Heathrow Funding Ltd. 4.600%, due 02/15/18[5]	EUR	100,000	126,992
1.875%, due 05/23/22[5]	EUR	100,000	121,108
Prosecure Funding 4.668%, due 06/30/16	EUR	100,000	117,228
Total Jersey corporate notes			365,328
Luxembourg—0.06%
CNH Industrial Finance Europe SA 2.750%, due 03/18/19[5]	EUR	100,000	114,793
Gazprom (Gaz Capital SA) 8.125%, due 02/04/15	EUR	50,000	56,429
Glencore Finance Europe SA 4.625%, due 04/03/18[5,7]	EUR	100,000	124,845
Prologis International Funding II SA 2.875%, due 04/04/22[5]	EUR	125,000	154,025
Total Luxembourg corporate notes			450,092
Mexico—0.04%
America Movil SAB de CV 4.750%, due 06/28/22	EUR	50,000	71,602
5.125%, due 09/06/73[4,5]	EUR	100,000	123,001
Petroleos Mexicanos 3.125%, due 11/27/20[5]	EUR	100,000	121,051
Total Mexico corporate notes			315,654
Netherlands—0.27%
Achmea BV 2.500%, due 11/19/20[5]	EUR	100,000	122,979
Bharti Airtel International Netherlands BV 4.000%, due 12/10/18[5]	EUR	100,000	123,029
Conti Gummi Finance BV 2.500%, due 03/20/17[5]	EUR	30,000	35,473
Deutsche Annington Finance BV 3.125%, due 07/25/19	EUR	200,000	249,237
Deutsche Bahn Finance BV 3.000%, due 03/08/24	EUR	60,000	80,545
ELM BV (Swiss Reinsurance Co.) 5.252%, due 05/25/16[4,5,6]	EUR	100,000	118,647
Enel Finance International N.V. 5.750%, due 10/24/18	EUR	100,000	134,681

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Face amount		Value
Corporate notes—(continued)
Netherlands—(concluded)
Gas Natural Fenosa Finance BV 3.875%, due 04/11/22[5]	EUR	100,000	$135,391
ING Bank N.V. 3.500%, due 11/21/23[4,5]	EUR	100,000	120,346
Linde Finance BV 7.375%, due 07/14/66[4]	EUR	100,000	123,041
OI European Group BV 6.750%, due 09/15/20[5]	EUR	100,000	135,334
Petrobras Global Finance BV 2.750%, due 01/15/18	EUR	100,000	98,310
Repsol International Finance BV 4.250%, due 02/12/16[5]	EUR	100,000	117,430
SABIC Capital I BV 2.750%, due 11/20/20[5]	EUR	100,000	124,017
Telefonica Europe BV 5.875%, due 02/14/33[5]	EUR	50,000	89,643
Volkswagen International Finance N.V. 3.875%, due 09/04/18[4,5,6]	EUR	50,000	60,393
4.625%, due 03/24/26[4,5,6]	EUR	100,000	129,281
Total Netherlands corporate notes			1,997,777
Norway—0.04%
DnB NOR Bank ASA 4.375%, due 02/24/21[5]	EUR	110,000	151,053
Statkraft AS 2.500%, due 11/28/22[5]	EUR	100,000	127,088
Total Norway corporate notes			278,141
Spain—0.09%
Amadeus Capital Markets SA 4.875%, due 07/15/16[5]	EUR	100,000	120,361
Ferrovial Emisiones SA 3.375%, due 01/30/18[5]	EUR	100,000	122,096
Gas Natural Capital Markets SA 4.125%, due 01/26/18[5]	EUR	100,000	125,074
Telefonica Emisiones SAU 4.797%, due 02/21/18[5]	EUR	100,000	127,803
4.710%, due 01/20/20[5]	EUR	100,000	135,248
Total Spain corporate notes			630,582
Sweden—0.02%
Atlas Copco AB 2.500%, due 02/28/23[5]	EUR	100,000	128,540
United Arab Emirates—0.01%
Xstrata Finance Dubai Ltd. 1.750%, due 05/19/16[5,7]	EUR	100,000	114,666
United Kingdom—0.50%
Abbey National Treasury Services PLC 2.625%, due 07/16/20[5]	EUR	100,000	123,703
Anglo American Capital PLC 3.250%, due 04/03/23[5]	EUR	100,000	121,989
Aviva PLC 6.125%, due 07/05/43[4,5]	EUR	100,000	138,481
	Face amount		Value
Corporate notes—(continued)
United Kingdom—(concluded)
Barclays Bank PLC 6.625%, due 03/30/22[5]	EUR	70,000	$103,272
BAT International Finance PLC 3.625%, due 11/09/21[5]	EUR	100,000	134,629
Brambles Finance PLC 4.625%, due 04/20/18[5]	EUR	100,000	127,665
Coventry Building Society 2.500%, due 11/18/20[5]	EUR	100,000	122,993
Experian Finance PLC 4.750%, due 02/04/20[5]	EUR	50,000	67,211
FCE Bank PLC 1.875%, due 06/24/21[5]	EUR	200,000	237,316
G4S International Finance PLC 2.625%, due 12/06/18[5]	EUR	100,000	121,064
Hammerson PLC 2.750%, due 09/26/19[5]	EUR	100,000	123,415
Heathrow Finance PLC 7.125%, due 03/01/17[5]	GBP	50,000	81,883
Imperial Tobacco Finance PLC 5.000%, due 12/02/19[5]	EUR	100,000	135,431
Jaguar Land Rover Automotive PLC 8.250%, due 03/15/20[5]	GBP	100,000	166,434
LBG Capital No. 2 PLC, Series 22
15.000%, due 12/21/19[5]	EUR	50,000	83,644
Leeds Building Society 2.625%, due 04/01/21[5]	EUR	100,000	122,202
Legal & General Group PLC 4.000%, due 06/08/25[4,5]	EUR	50,000	56,935
Lloyds TSB Bank PLC 10.375%, due 02/12/24[4,5]	EUR	50,000	73,479
Mondi Finance PLC 3.375%, due 09/28/20[5]	EUR	100,000	125,908
Motability Operations Group PLC 3.250%, due 11/30/18[5]	EUR	100,000	125,071
NGG Finance PLC 4.250%, due 06/18/76[4,5]	EUR	100,000	124,262
Rentokil Initial PLC 3.250%, due 10/07/21[5]	EUR	100,000	128,785
Royal Bank of Scotland PLC 4.875%, due 01/20/17	EUR	170,000	208,849
5.375%, due 09/30/19[5]	EUR	50,000	68,310
4.625%, due 09/22/21[4]	EUR	65,000	75,510
SSE PLC 5.025%, due 10/01/15[4,5,6]	EUR	100,000	115,090
Stagecoach Group PLC 5.750%, due 12/16/16	GBP	50,000	81,050
Tesco PLC 3.375%, due 11/02/18[5]	EUR	100,000	118,970
United Utilities Water Ltd. 4.250%, due 01/24/20	EUR	100,000	132,424
Vodafone Group PLC 5.375%, due 06/06/22	EUR	50,000	73,736
Yorkshire Building Society 2.125%, due 03/18/19[5]	EUR	100,000	118,764
Total United Kingdom corporate notes			3,638,475

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Face amount		Value
Corporate notes—(concluded)
United States—0.40%
AT&T, Inc. 2.500%, due 03/15/23	EUR	200,000	$249,778
Bank of America Corp. 4.750%, due 04/03/17[5]	EUR	100,000	123,423
1.375%, due 09/10/21[5]	EUR	100,000	114,942
Citigroup, Inc. 0.741%, due 05/31/17[4]	EUR	100,000	112,023
1.375%, due 10/27/21[5]	EUR	220,000	252,131
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 2.750%, due 05/19/23	EUR	100,000	126,640
GE Capital Trust II 5.500%, due 09/15/67[4,5]	EUR	50,000	60,879
JPMorgan Chase & Co. 2.625%, due 04/23/21[5]	EUR	100,000	124,411
1.375%, due 09/16/21[5]	EUR	300,000	347,650
Merck & Co., Inc. 1.875%, due 10/15/26	EUR	100,000	123,187
Merrill Lynch & Co., Inc. 4.625%, due 09/14/18	EUR	50,000	63,424
MetLife Global Funding I 4.625%, due 05/16/17	EUR	50,000	61,928
Metropolitan Life Global Funding I 2.375%, due 09/30/19[5]	EUR	200,000	244,505
Morgan Stanley 4.000%, due 11/17/15	EUR	105,000	122,077
4.500%, due 02/23/16	EUR	50,000	58,937
5.500%, due 10/02/17	EUR	50,000	63,842
5.375%, due 08/10/20	EUR	50,000	69,291
Pemex Project Funding Master Trust 6.375%, due 08/05/16[5]	EUR	50,000	60,949
Praxair, Inc. 1.625%, due 12/01/25	EUR	100,000	119,242
Roche Holdings, Inc. 6.500%, due 03/04/21[5]	EUR	50,000	76,795
Verizon Communications, Inc. 2.375%, due 02/17/22	EUR	100,000	123,985
Wells Fargo & Co. 2.250%, due 09/03/20[5]	EUR	200,000	244,223
Total United States corporate notes			2,944,262
Total corporate notes (cost—$19,071,189)			17,404,640
Non-US government obligations—4.01%
Brazil—1.83%
Brazil Notas do Tesouro Nacional Series B 6.000%, due 08/15/22	BRL	4,740,000	4,528,124
Series B 6.000%, due 08/15/50	BRL	3,520,000	3,322,118
Series F 10.000%, due 01/01/23	BRL	12,630,000	4,262,062
Series F 10.000%, due 01/01/25	BRL	3,900,000	1,299,147
Total Brazil			13,411,451
Germany—0.07%
Bundesrepublik Deutschland 1.500%, due 05/15/24	EUR	380,000	478,411
4.750%, due 07/04/40	EUR	30,000	63,902
Total Germany			542,313
	Face amount		Value
Non-US government obligations—(concluded)
Mexico—2.11%
Mexican Bonos 6.500%, due 06/10/21	MXN	52,050,000	$3,769,790
10.000%, due 12/05/24	MXN	41,960,000	3,826,645
7.500%, due 06/03/27	MXN	49,500,000	3,906,698
8.500%, due 05/31/29	MXN	45,700,000	3,915,908
Total Mexico			15,419,041
Total non-US government obligations (cost—$32,528,521)			29,372,805
Time deposits—9.01%
Abbey National 0.080%, due 02/02/15	USD	12,951,404	12,951,404
Commerzbank AG 0.330%, due 02/09/15	USD	5,000,000	4,999,634
Credit Agricole 0.000%, due 02/02/15	USD	9,677,007	9,677,007
Credit Suisse AG Guernsey 0.330%, due 02/27/15	USD	7,000,000	7,000,000
DBS Bank Ltd. 0.250%, due 04/27/15	USD	5,000,000	5,000,000
DZ Bank AG 0.070%, due 02/02/15	USD	7,455,837	7,455,837
Goldman Sachs International BA 0.410%, due 04/07/15	USD	7,500,000	7,500,000
KBC Bank N.V. 0.100%, due 02/02/15	USD	9,807,065	9,807,065
Standard Chartered Bank 0.080%, due 02/02/15	USD	1,595,534	1,595,534
Total time deposits (cost—$65,986,481)			65,986,481
Short-term US government obligations[8]—36.48%
US Treasury Bills 0.015%, due 02/05/15	USD	10,000,000	10,000,000
0.019%, due 02/19/15	USD	13,000,000	12,999,922
0.007%, due 02/26/15	USD	5,000,000	4,999,975
0.030%, due 03/05/15[1]	USD	15,000,000	14,999,910
0.020%, due 03/12/15	USD	7,500,000	7,499,940
0.025%, due 03/26/15[1]	USD	39,540,000	39,539,447
0.039%, due 04/09/15	USD	48,079,000	48,078,567
0.047%, due 04/16/15	USD	5,000,000	4,999,925
0.050%, due 04/23/15[1]	USD	51,100,000	51,099,131
0.060%, due 05/07/15	USD	10,000,000	9,999,370
0.020%, due 05/14/15	USD	10,000,000	9,999,580
0.030%, due 05/21/15	USD	5,000,000	4,999,660
0.068%, due 05/28/15[1]	USD	14,163,000	14,162,207
0.067%, due 06/04/15[1]	USD	33,756,000	33,753,435
Total short-term US government obligations (cost—$267,113,834)			267,131,069

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Face amount		Value
Repurchase agreement—7.89%
Repurchase agreement dated 01/30/15 with State Street Bank and Trust Co., 0.000% due 02/02/15, collateralized by $32,206,134 Federal Home Loan Mortgage Corp. obligations, 2.080% due 10/17/22 and $27,228,998 Federal National Mortgage Association obligations, 2.170% to 2.200% due 10/17/22; (value—$58,932,115); proceeds: $57,776,000 (cost—$57,776,000)		57,776,000	$57,776,000
	Number of contracts/ Notional amount
Options purchased—1.81%
Call options purchased—0.98%
Euro STOXX Banks Index, strike @ 135, expires 03/20/15	EUR	37,525	158,323
Euro STOXX Banks Index, strike @ 135, expires 06/19/15	EUR	22,373	155,417
Euro STOXX Banks Index, strike @ 140, expires 03/20/15	EUR	25,196	62,953
GBP Currency Futures, strike @ 155, expires 03/06/15		109	16,350
S&P 500 Index, strike @ 1,850, expires 06/19/15		170	3,071,900
S&P 500 Index, strike @ 1,985, expires 03/20/15		59	331,580
S&P 500 Index, strike @ 2,040, expires 03/20/15		96	278,400
US Treasury Note 10 Year Futures, strike @ 131, expires 03/27/15		110	104,844
USD Call/JPY Put, strike @ JPY 82, expires 02/09/15 (Counterparty: RBS)	USD	9,000,000	2,720,160
USD Call/JPY Put, strike @ JPY 86, expires 12/10/15 (Counterparty: RBS)	USD	1,000,000	264,791
Total call options purchased options purchased			7,164,718
Put options & swaptions purchased—0.83%
Apple Inc, Flex, strike @ 95, expires 07/17/15		133	26,600
DAX Index, strike @ 10,100, expires 03/20/15		164	145,476
Euro STOXX 50 Index, strike @ 2,600, expires 03/20/15		10	644
	Number of contracts/ Notional amount		Value
Options purchased—(continued)
Put options & swaptions purchased—(continued)
Euro STOXX 50 Index, strike @ 2,700, expires 06/19/15		241	$103,758
Euro STOXX 50 Index, strike @ 2,850, expires 03/20/15		47	7,489
Euro STOXX 50 Index, strike @ 2,875, expires 02/20/15		197	10,017
Euro STOXX 50 Index, strike @ 3,000, expires 06/17/16		279	762,638
Euro STOXX 50 Index, strike @ 3,000, expires 12/16/16		150	499,855
Euro STOXX 50 Index, strike @ 3,100, expires 03/20/15		228	98,418
Euro STOXX 50 Index, strike @ 3,175, expires 03/20/15		329	188,116
FTSE 100 Index Futures, strike @ 6,400, expires 06/17/16		111	840,121
JPY Currency Futures, strike @ 81, expires 03/06/15		56	9,100
Kospi 200 Index, strike @ 246.83, expires 09/10/15	KRW	5,500,000	43,370
Kospi 200 Index, strike @ 267.78, expires 09/11/15	KRW	6,000,000	111,952
Kospi 200 Index, strike @ 269.94, expires 09/11/15	KRW	30,512,204	612,791
S&P 500 Index, strike @ 1,490, expires 02/20/15		262	9,170
S&P 500 Index, strike @ 1,500, expires 02/20/15		524	23,580
S&P 500 Index, strike @ 1,650, expires 02/20/15		1,434	172,080
S&P 500 Index, strike @ 1,730, expires 02/20/15		548	101,380
S&P 500 Index, strike @ 1,820, expires 04/17/15		3	7,530
S&P 500 Index, strike @ 1,910, expires 03/20/15		96	302,400
S&P 500 Index, strike @ 1,925, expires 02/20/15		34	57,120
S&P 500 Index, strike @ 1,995, expires 03/20/15		71	369,200
S&P 500 Index, strike @ 2,005, expires 03/20/15		51	265,200
S&P 500 Index, strike @ 2,030, expires 02/20/15		54	286,200
S&P 500 Index, strike @ 2,035, expires 03/20/15		23	148,005
6 Month EURIBOR Interest Rate Swap, strike @ 4.000%, expires 01/09/34 (counterparty: RBS; receive floating rate); underlying swap terminates 01/11/54[3]	EUR	10,000,000	424,071

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2015 (unaudited)

	Number of contracts/ Notional amount		Value
Options purchased—(concluded)
Put options & swaptions purchased—(concluded)
6 Month EURIBOR Interest Rate Swap, strike @ 4.000%, expires 05/08/34 (counterparty: CITI; receive floating rate); underlying swap terminates 05/10/54[3]	EUR	11,500,000	$501,326
Total put options & swaptions purchased			6,127,607
Total options purchased (cost—$11,858,350)			13,292,325
Total investments before investments sold short (cost—$705,711,705)—96.87%			709,686,752
	Number of shares
Investments sold short—(4.51)%
Common stocks—(4.51)%
Australia—(0.16)%
Iluka Resources Ltd.		(218,659)	(1,187,460)
Austria—(0.05)%
Erste Group Bank AG		(17,933)	(388,235)
Canada—(0.85)%
Agnico-Eagle Mines Ltd.		(23,000)	(775,415)
Athabasca Oil Corp.		(162,200)	(237,422)
Barrick Gold Corp.		(21,100)	(269,832)
Cameco Corp.		(30,000)	(422,130)
Eldorado Gold Corp.		(134,900)	(647,588)
Kinross Gold Corp.		(159,300)	(540,319)
New Gold, Inc.		(28,700)	(125,804)
PrairieSky Royalty Ltd.		(13,800)	(297,242)
Silver Wheaton Corp.		(58,500)	(1,343,838)
Turquoise Hill Resources Ltd.		(238,400)	(692,292)
Yamana Gold, Inc.		(212,300)	(878,805)
Total Canada common stocks			(6,230,687)
Curacao—(0.23)%
Schlumberger Ltd.		(20,005)	(1,648,212)
France—(0.31)%
Alstom SA		(69,640)	(2,269,125)
Germany—(0.14)%
Deutsche Bank AG		(26,756)	(776,663)
Telefonica Deutschland Holding AG		(39,614)	(219,770)
Total Germany common stocks			(996,433)
	shares	Number of Value
Investments sold short—(concluded)
Common stocks—(concluded)
Japan—(0.30)%
ACOM Co. Ltd.	(208,300)	$(566,666)
Japan Exchange Group, Inc.	(24,100)	(560,818)
NTT Urban Development Corp.	(112,200)	(1,076,468)
Total Japan common stocks		(2,203,952)
Spain—(0.10)%
Inditex SA	(24,117)	(710,813)
Sweden—(0.14)%
Lundin Petroleum AB	(79,530)	(1,031,747)
United Kingdom—(0.12)%
Fresnillo PLC	(62,742)	(847,487)
United States—(2.11)%
Amazon.com, Inc.	(5,248)	(1,860,573)
Anadarko Petroleum Corp.	(11,528)	(942,414)
Antero Resources Corp.	(20,847)	(722,349)
Apache Corp.	(13,870)	(867,846)
Cabot Oil & Gas Corp.	(56,519)	(1,497,753)
Cheniere Energy, Inc.	(19,104)	(1,363,644)
Cobalt International Energy, Inc.	(135,010)	(1,231,291)
CONSOL Energy, Inc.	(26,976)	(780,955)
Continental Resources, Inc.	(4,300)	(195,220)
Energen Corp.	(5,496)	(348,556)
EQT Corp.	(780)	(58,063)
FireEye, Inc.	(33,194)	(1,122,289)
MGM Resorts International	(12,198)	(237,617)
Pioneer Natural Resources Co.	(5,169)	(778,090)
QEP Resources, Inc.	(74,159)	(1,499,495)
Rackspace Hosting, Inc.	(12,986)	(583,851)
ServiceNow, Inc.	(539)	(39,293)
Tesla Motors, Inc.	(6,588)	(1,341,317)
Total United States common stocks		(15,470,616)
Total investments sold short (proceeds—$36,970,725)		(32,984,767)
Other assets in excess of liabilities—7.59%		55,550,948
Net assets—100.00%		$732,252,933

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 230.

Aggregate cost for federal income tax purposes before investments sold short was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$25,580,202
Gross unrealized depreciation	(21,605,155)
Net unrealized appreciation	$3,975,047

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2015 (unaudited)

Written options

Number of contracts/ Notional amount		Call options written	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
	133	Apple Inc, Flex, strike @ 95	07/17/15	$112,409	$(337,820)	$(225,411)
	10	Euro STOXX 50 Index, strike @ 3,275	03/20/15	3,080	(17,199)	(14,119)
	197	Euro STOXX 50 Index, strike @ 3,400	02/20/15	38,996	(95,945)	(56,949)
	47	Euro STOXX 50 Index, strike @ 3,500	03/20/15	10,668	(20,713)	(10,045)
	121	Euro STOXX 50 Index, strike @ 3,550	06/19/15	37,644	(79,166)	(41,522)
	120	Euro STOXX 50 Index, strike @ 3,600	06/19/15	28,546	(61,155)	(32,609)
	228	Euro STOXX 50 Index, strike @ 3,675	03/20/15	27,745	(17,004)	10,741
	54	GBP Currency Futures, strike @ 152	03/06/15	54,512	(33,075)	21,437
KRW	5,500,000	Kospi 200 Index, strike @ 246.83	09/10/15	66,000	(72,378)	(6,378)
KRW	6,000,000	Kospi 200 Index, strike @ 267.78	09/11/15	94,661	(29,781)	64,880
KRW	30,512,204	Kospi 200 Index, strike @ 269.94	09/11/15	511,747	(135,366)	376,381
	71	S&P 500 Index, strike @ 1,995	03/20/15	440,050	(376,300)	63,750
	51	S&P 500 Index, strike @ 2,005	03/20/15	290,592	(255,000)	35,592
	23	S&P 500 Index, strike @ 2,035	03/20/15	112,652	(67,758)	44,894
	3	S&P 500 Index, strike @ 2,140	04/17/15	2,694	(2,130)	564
	34	S&P 500 Index, strike @ 2,180	02/20/15	23,728	(952)	22,776
	96	S&P 500 Index, strike @ 2,190	03/20/15	82,358	(7,680)	74,678
	55	US Treasury Note 10 Year Futures, strike @ 129	03/27/15	73,780	(110,000)	(36,220)
				$2,011,862	$(1,719,422)	$292,440
		Put options written
	82	DAX Index, strike @ 10,650	03/20/15	154,584	(146,403)	8,181
	10	Euro STOXX 50 Index, strike @ 2,450	03/20/15	5,063	(396)	4,667
	241	Euro STOXX 50 Index, strike @ 2,550	06/19/15	131,326	(69,445)	61,881
	47	Euro STOXX 50 Index, strike @ 2,700	03/20/15	15,279	(4,302)	10,977
	197	Euro STOXX 50 Index, strike @ 2,750	02/20/15	61,872	(5,565)	56,307
	228	Euro STOXX 50 Index, strike @ 2,975	03/20/15	54,022	(60,545)	(6,523)
	165	Euro STOXX 50 Index, strike @ 3,375	03/20/15	192,430	(211,434)	(19,004)
EUR	37,525	Euro STOXX Banks Index, strike @ 135	03/20/15	451,315	(388,563)	62,752
EUR	22,373	Euro STOXX Banks Index, strike @ 135	06/19/15	326,311	(351,393)	(25,082)
EUR	18,123	Euro STOXX Banks Index, strike @ 140	03/20/15	304,662	(258,883)	45,779
EUR	7,073	Euro STOXX Banks Index, strike @ 140	03/20/15	113,074	(101,036)	12,038
	28	JPY Currency Futures, strike @ 83.5	03/06/15	54,567	(19,250)	35,317
	347	S&P 500 Index, strike @ 1,600	02/20/15	70,168	(29,495)	40,673
	548	S&P 500 Index, strike @ 1,680	02/20/15	56,385	(63,020)	(6,635)
	1,324	S&P 500 Index, strike @ 1,700	02/20/15	450,999	(211,840)	239,159
	384	S&P 500 Index, strike @ 1,750	02/20/15	74,600	(88,320)	(13,720)
	3	S&P 500 Index, strike @ 1,750	04/17/15	5,994	(5,340)	654
	548	S&P 500 Index, strike @ 1,780	02/20/15	79,401	(158,920)	(79,519)
	96	S&P 500 Index, strike @ 1,825	03/20/15	162,998	(169,440)	(6,442)
	34	S&P 500 Index, strike @ 1,840	02/20/15	37,328	(21,148)	16,180
	59	S&P 500 Index, strike @ 1,985	03/20/15	371,576	(240,720)	130,856
	96	S&P 500 Index, strike @ 2,040	03/20/15	518,198	(746,880)	(228,682)
				$3,692,152	$(3,352,338)	$339,814
				$5,704,014	$(5,071,760)	$632,254

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2015 (unaudited)

Written options—(concluded)

Written options activity for the six months ended January 31, 2015 was as follows:

	Number of contracts		Premiums received
Options outstanding at July 31, 2014		22,133	$5,984,108
Options written		164,825	62,929,197
Options exercised		(386)	(3,459,360)
Options terminated in closing purchase transactions		(138,891)	(51,049,922)
Options expired prior to exercise		(42,001)	(10,567,779)
Options outstanding at January 31,2015		5,680	$3,836,244
	Notional amount		Premiums received
Options outstanding at July 31, 2014	KRW	36,512,204	$509,272
Options written		42,012,204	672,408
Options terminated in closing purchase transactions		(36,512,204)	(509,272)
Options expired prior to exercise		—	—
Options outstanding at January 31,2015	KRW	42,012,204	$672,408
	Notional amount		Premiums received
Options outstanding at July 31, 2014	EUR	—	$—
Options written		85,094	1,195,362
Options terminated in closing purchase transactions		—	—
Options expired prior to exercise		—	—
Options outstanding at January 31,2015	EUR	85,094	$1,195,362

Foreign exchange written options

Notional amount (000)		Calls written	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	1,020	JPY Put/USD Call, strike @ JPY 120	RBS	10/26/15	$16,403	$(28,840)	$(12,437)
USD	1,020	JPY Put/USD Call, strike @ JPY 120	RBS	10/27/15	19,387	(28,933)	(9,546)
USD	10,520	JPY Put/USD Call, strike @ JPY 120	RBS	10/28/15	343,102	(299,274)	43,828
USD	1,020	JPY Put/USD Call, strike @ JPY 120	RBS	10/29/15	20,408	(29,184)	(8,776)
USD	1,020	JPY Put/USD Call, strike @ JPY 120	RBS	10/30/15	21,505	(29,269)	(7,764)
					$420,805	$(415,500)	$5,305

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2015 (unaudited)

Foreign exchange written options—(concluded)

Notional amount (000)		Puts written	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	1,020	USD Put/JPY Call, strike @ JPY 110	RBS	10/26/15	$28,035	$(16,136)	$11,899
USD	1,020	USD Put/JPY Call, strike @ JPY 110	RBS	10/27/15	24,490	(16,220)	8,270
USD	10,520	USD Put/JPY Call, strike @ JPY 110	RBS	10/28/15	140,982	(168,073)	(27,091)
USD	1,020	USD Put/JPY Call, strike @ JPY 110	RBS	10/29/15	25,000	(16,454)	8,546
USD	1,020	USD Put/JPY Call, strike @ JPY 110	RBS	10/30/15	24,209	(16,541)	7,668
USD	9,000	USD Put/JPY Call, strike @ JPY 67	RBS	02/09/15	423,000	—	423,000
USD	1,000	USD Put/JPY Call, strike @ JPY 68	RBS	12/10/15	84,275	(160)	84,115
					$749,991	$(233,584)	$516,407
					$1,170,796	$(649,084)	$521,712

Foreign exchange written options activity for the six months ended January 31, 2015 was as follows:

Premiums received
Foreign exchange options outstanding at July 31, 2014	$507,275
Foreign exchange options written	663,521
Foreign exchange options terminated in closing purchase transactions	—
Foreign exchange options expired prior to exercise	—
Foreign exchange options outstanding at January 31, 2015	$1,170,796

Futures contracts

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
US Treasury futures buy contracts:
27	USD	US Long Bond Futures	March 2015	$3,818,398	$4,084,594	$266,196
81	USD	US Treasury Note 10 Year Futures	March 2015	10,269,212	10,600,875	331,663
235	USD	US Treasury Note 10 Year Futures*	March 2015	29,778,795	30,755,625	976,830
36	USD	US Treasury Note 2 Year Futures	March 2015	7,904,128	7,911,563	7,435
239	USD	US Treasury Note 2 Year Futures**	March 2015	52,398,419	52,523,984	125,565
108	USD	US Treasury Note 5 Year Futures	March 2015	12,917,491	13,105,125	187,634
50	USD	US Treasury Note 5 Year Futures**	March 2015	5,945,195	6,067,187	121,992
Index futures buy contracts:
45	AUD	ASX SPI 200 Index Futures	March 2015	4,790,670	4,853,751	63,081
138	CAD	S&P TSX 60 Index Futures	March 2015	18,074,684	18,581,727	507,043
30	EUR	Amsterdam Index Futures	February 2015	2,886,137	3,046,253	160,116
46	EUR	CAC 40 Index Futures	February 2015	2,271,972	2,394,978	123,006
60	EUR	DAX Index Futures	March 2015	16,212,951	18,128,020	1,915,069
175	EUR	EURO STOXX 50 Index Futures	March 2015	6,127,258	6,622,646	495,388
50	EUR	FTSE MIB Index Futures	March 2015	5,748,611	5,787,576	38,965
114	EUR	IBEX 35 Index Futures	February 2015	13,241,051	13,381,431	140,380
52	GBP	FTSE 100 Index Futures	March 2015	4,977,385	5,252,304	274,919
7	HKD	H-Shares Index Futures	February 2015	547,654	531,300	(16,354)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2015 (unaudited)

Futures contracts—(continued)

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
Index futures buy contracts (concluded):
9	HKD	H-Shares Index Futures**	February 2015	$710,529	$683,101	$(27,428)
14	HKD	Hang Seng Index Futures	February 2015	2,245,757	2,215,408	(30,349)
8	HKD	Hang Seng Index Futures**	February 2015	1,284,174	1,265,946	(18,228)
65	JPY	NIKKEI 225 Index Futures	March 2015	9,802,984	9,780,720	(22,264)
94	JPY	TOPIX Index Futures	March 2015	11,101,189	11,322,745	221,556
5	KRW	Kospi 200 Index Futures	March 2015	576,100	574,250	(1,850)
15	SGD	MSCI Singapore Index Future	February 2015	845,687	843,140	(2,547)
3	TWD	Taiex Futures Index Futures**	February 2015	175,052	177,496	2,444
26	USD	Dow Jones E-Mini Index Futures	March 2015	2,270,249	2,222,610	(47,639)
341	USD	MSCI EAFE Mini Index Futures	March 2015	30,275,387	30,120,530	(154,857)
4	USD	MSCI Taiwan Index Futures	February 2015	141,087	139,160	(1,927)
35	USD	MSCI Taiwan Index Futures**	February 2015	1,234,093	1,217,650	(16,443)
433	USD	NASDAQ 100 E-Mini Index Futures	March 2015	36,276,202	35,863,225	(412,977)
8	USD	Russell 2000 Mini Index Futures	March 2015	953,028	928,960	(24,068)
640	USD	S&P 500 E-Mini Index Futures	March 2015	64,657,392	63,628,800	(1,028,592)
18	USD	S&P Midcap 400 E-Mini Index Futures	March 2015	2,589,530	2,576,520	(13,010)
29	USD	SGX CNX NIFTY Index Futures	February 2015	517,762	514,982	(2,780)
77	USD	SGX CNX NIFTY Index Futures**	February 2015	1,377,430	1,367,366	(10,064)
7	ZAR	FTSE/JSE Africa Top 40 Tradeable Index Futures	March 2015	269,211	271,825	2,614
Interest rate futures buy contracts:
39	AUD	Australian Bond 10 Year Futures	March 2015	3,848,440	4,001,188	152,748
266	AUD	Australian Bond 3 Year Futures	March 2015	22,965,291	23,159,734	194,443
6	CAD	Canada Government Bond 10 Year Futures	March 2015	651,643	687,873	36,230
1	CAD	Canadian Bankers Acceptance Futures	June 2015	195,185	195,197	12
16	CAD	Canadian Bankers Acceptance Futures	September 2015	3,116,702	3,124,577	7,875
2	CHF	3 month Euroswiss Interest Rate Futures	June 2015	547,861	549,227	1,366
2	CHF	3 month Euroswiss Interest Rate Futures	September 2015	547,098	549,227	2,129
2	CHF	3 month Euroswiss Interest Rate Futures	December 2015	548,941	549,063	122
33	EUR	3 Month EURIBOR Futures	June 2015	9,320,222	9,317,370	(2,852)
43	EUR	3 Month EURIBOR Futures	September 2015	12,144,542	12,142,030	(2,512)
56	EUR	3 Month EURIBOR Futures	December 2015	15,811,703	15,812,877	1,174
71	EUR	3 Month EURIBOR Futures	March 2016	20,036,199	20,046,463	10,264
84	EUR	3 Month EURIBOR Futures	June 2016	23,692,942	23,714,569	21,627
96	EUR	3 Month EURIBOR Futures	September 2016	27,075,978	27,096,940	20,962
94	EUR	3 Month EURIBOR Futures	December 2016	26,507,558	26,525,782	18,224
131	EUR	German Euro BOBL Futures	March 2015	19,243,574	19,375,641	132,067
39	EUR	German Euro BOBL Futures**	March 2015	5,705,294	5,768,321	63,027
32	EUR	German Euro Bund Futures	March 2015	5,556,243	5,763,541	207,298
3	EUR	German Euro Buxl 30 Year Futures	March 2015	534,008	570,876	36,868
33	EUR	German Euro Schatz Futures	March 2015	4,147,071	4,147,766	695
362	EUR	German Euro Schatz Futures**	March 2015	45,437,575	45,499,731	62,156
104	GBP	90-Day Sterling Pound Futures	June 2015	19,404,780	19,459,214	54,434
120	GBP	90-Day Sterling Pound Futures	September 2015	22,365,852	22,443,901	78,049
124	GBP	90-Day Sterling Pound Futures	December 2015	23,083,809	23,178,024	94,215

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2015 (unaudited)

Futures contracts—(continued)

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
Interest rate futures buy contracts (concluded):
124	GBP	90-Day Sterling Pound Futures	March 2016	$23,055,909	$23,161,682	$105,773
114	GBP	90-Day Sterling Pound Futures	June 2016	21,166,259	21,274,487	108,228
105	GBP	90-Day Sterling Pound Futures	September 2016	19,471,335	19,575,153	103,818
99	GBP	90-Day Sterling Pound Futures	December 2016	18,361,746	18,437,934	76,188
11	GBP	United Kingdom Long Gilt Bond Futures	March 2015	1,951,657	2,052,304	100,647
96	JPY	JGB MINI 10 Year Futures	March 2015	12,009,131	12,112,203	103,072
21	USD	90-Day Eurodollar Futures	June 2015	5,231,497	5,231,100	(397)
42	USD	90-Day Eurodollar Futures	September 2015	10,447,834	10,448,025	191
54	USD	90-Day Eurodollar Futures	December 2015	13,405,012	13,410,225	5,213
53	USD	90-Day Eurodollar Futures	March 2016	13,130,671	13,138,700	8,029
56	USD	90-Day Eurodollar Futures	June 2016	13,843,736	13,857,200	13,464
61	USD	90-Day Eurodollar Futures	September 2016	15,044,409	15,068,525	24,116
66	USD	90-Day Eurodollar Futures	December 2016	16,238,277	16,278,075	39,798
				$861,058,838	$867,068,118	$6,009,280
				Proceeds
Index futures sell contracts:
26	AUD	ASX SPI 200 Index Futures	March 2015	$2,607,973	$2,804,390	$(196,417)
36	CHF	Swiss Market Index Futures	March 2015	3,374,547	3,256,545	118,002
7	CHF	Swiss Market Index Futures**	March 2015	621,965	630,595	(8,630)
119	EUR	Amsterdam Index Futures	February 2015	11,621,883	12,083,471	(461,588)
316	EUR	CAC 40 Index Futures	February 2015	15,325,250	16,452,456	(1,127,206)
59	EUR	DAX Index Futures	March 2015	17,430,038	17,825,886	(395,848)
105	GBP	FTSE 100 Index Futures	March 2015	10,333,649	10,605,613	(271,964)
11	HKD	Hang Seng Index Futures	February 2015	1,758,416	1,740,677	17,739
57	JPY	TOPIX Index Futures	March 2015	7,022,649	6,865,920	156,729
93	SEK	OMX 30 Index Futures	February 2015	1,638,491	1,767,171	(128,680)
274	USD	Russell 2000 Mini Index Futures	March 2015	31,342,177	31,816,880	(474,703)
608	USD	S&P 500 E-Mini Index Futures	March 2015	61,607,150	60,447,360	1,159,790
Interest rate futures sell contracts:
141	AUD	Australian Bond 10 Year Futures	March 2015	13,991,029	14,465,835	(474,806)
105	CAD	Canada Government Bond 10 Year Futures*	March 2015	11,668,563	12,037,775	(369,212)
39	EUR	German Euro Bund Futures*	March 2015	6,753,818	7,024,315	(270,497)
28	GBP	United Kingdom Long Gilt Bond Futures*	March 2015	5,021,175	5,224,047	(202,872)
2	JPY	JGB MINI 10 Year Futures	March 2015	252,227	252,338	(111)
				$202,371,000	$205,301,274	$(2,930,274)
						$3,079,006

*  Exposure to Futures Contracts is achieved through the use of a swap contract with Barclays Bank PLC.

**  Exposure to Futures Contracts is achieved through the use of a swap contract with Bank of America N.A..

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2015 (unaudited)

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BB	AUD	15,046,561	USD	13,115,923	02/03/15	$1,402,180
BB	AUD	4,815,362	USD	3,966,149	03/18/15	227,755
BB	AUD	3,350,000	USD	2,702,285	04/22/15	107,289
BB	BRL	39,666,000	USD	15,065,210	02/03/15	282,390
BB	BRL	39,666,000	USD	14,894,157	05/05/15	481,074
BB	CAD	8,399,501	USD	7,626,312	02/02/15	1,016,176
BB	CAD	16,915,760	USD	15,502,498	02/06/15	2,191,133
BB	CAD	8,576,792	USD	6,885,155	03/18/15	139,542
BB	CAD	11,252,505	USD	9,383,946	04/17/15	536,911
BB	CHF	17,089,157	USD	17,587,046	03/18/15	(1,065,631)
BB	EUR	4,807,654	USD	5,573,033	03/18/15	138,338
BB	EUR	9,940,143	USD	11,183,953	03/18/15	(52,637)
BB	GBP	1,383,353	USD	2,162,139	03/18/15	79,132
BB	JPY	685,369,740	USD	5,791,973	03/18/15	(47,354)
BB	MXN	109,301,630	USD	7,398,002	03/25/15	129,236
BB	NOK	22,168,970	USD	3,098,464	03/18/15	232,446
BB	NZD	60,993,676	USD	46,403,079	03/18/15	2,214,243
BB	SEK	178,452,545	USD	23,716,988	03/18/15	2,141,315
BB	SGD	17,012,499	USD	12,831,333	03/18/15	266,110
BB	USD	9,090,180	AUD	11,251,604	03/18/15	(355,027)
BB	USD	15,272,073	BRL	39,666,000	02/03/15	(489,253)
BB	USD	16,917,356	CAD	19,516,863	03/18/15	(1,567,421)
BB	USD	21,056,666	CHF	18,218,730	03/18/15	(1,171,068)
BB	USD	20,421,433	EUR	16,886,000	03/18/15	(1,333,071)
BB	USD	1,016,688	GBP	647,000	02/13/15	(42,241)
BB	USD	254,932	GBP	168,464	03/18/15	(1,264)
BB	USD	54,883,592	JPY	6,572,923,649	03/18/15	1,117,495
BB	USD	7,988,938	MXN	113,100,000	02/24/15	(453,961)
BB	USD	47,550,280	NOK	340,956,591	03/18/15	(3,471,192)
BB	USD	5,428,066	SEK	44,258,731	03/18/15	(76,997)
BB	USD	2,396,344	SGD	3,163,773	03/18/15	(59,620)
BNP	AUD	900,000	USD	769,850	02/13/15	69,654
BNP	AUD	2,216,968	USD	1,877,567	02/17/15	153,222
BNP	AUD	4,118,372	USD	3,320,845	04/22/15	130,648
BNP	CAD	7,280,156	USD	6,650,014	02/06/15	921,107
BNP	CAD	1,550,000	USD	1,356,231	02/13/15	136,631
BNP	CAD	4,600,000	USD	4,024,567	03/12/15	406,438
BNP	CAD	8,399,501	USD	6,734,254	04/21/15	130,630
BNP	CAD	24,195,916	USD	19,084,406	05/06/15	64,868
BNP	DKK	2,700,000	USD	427,315	04/01/15	16,575
BNP	EUR	334,000	USD	414,459	02/03/15	37,039
BNP	EUR	11,700,000	USD	14,815,336	02/09/15	1,593,637
BNP	EUR	1,000,000	USD	1,246,052	02/13/15	115,952
BNP	EUR	870,000	USD	1,009,104	04/01/15	25,516
BNP	EUR	15,528,088	USD	18,401,585	04/09/15	844,843

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2015 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BNP	GBP	4,498,523	USD	7,175,324	02/13/15	$400,094
BNP	GBP	6,159,257	USD	9,621,483	02/17/15	345,267
BNP	INR	955,000,000	USD	15,533,507	02/13/15	146,723
BNP	JPY	40,000,000	USD	345,627	02/13/15	4,963
BNP	JPY	383,000,000	USD	3,197,547	04/01/15	(66,229)
BNP	RUB	13,595,425	USD	290,563	02/17/15	94,789
BNP	SEK	2,400,000	USD	325,743	02/13/15	35,660
BNP	USD	6,742,255	CAD	8,399,501	02/02/15	(132,118)
BNP	USD	19,106,136	CAD	24,195,916	02/06/15	(65,864)
BNP	USD	245,728	EUR	216,282	04/09/15	(1,190)
BNP	USD	1,058,827	GBP	700,000	02/13/15	(4,556)
BNP	USD	15,254,738	INR	955,000,000	02/13/15	132,046
BNP	USD	15,336,438	INR	955,000,000	05/21/15	(258,607)
BNP	USD	320,876	JPY	38,000,000	02/13/15	2,755
BNP	USD	21,638	JPY	2,618,021	02/17/15	659
BNP	USD	1,647,314	MXN	22,500,000	02/23/15	(148,211)
BNP	USD	6,693,118	MXN	91,500,000	02/26/15	(598,015)
CITI	AUD	12,503,000	USD	10,257,438	03/18/15	550,768
CITI	AUD	92,500	USD	71,741	03/18/15	(71)
CITI	BRL	930,000	USD	349,988	03/18/15	7,560
CITI	BRL	660,000	USD	238,451	03/18/15	(4,563)
CITI	CAD	7,262,000	USD	6,146,392	03/18/15	434,858
CITI	CHF	15,000	USD	15,399	03/18/15	(974)
CITI	CLP	226,000,000	USD	366,273	03/18/15	11,123
CITI	CLP	6,000,000	USD	9,414	03/18/15	(15)
CITI	COP	600,000,000	USD	262,019	03/18/15	17,155
CITI	CZK	44,200,000	USD	1,892,867	03/18/15	92,572
CITI	EUR	17,142,500	USD	20,652,672	03/18/15	1,274,356
CITI	EUR	1,760,000	USD	1,986,789	03/18/15	(2,760)
CITI	GBP	328,000	USD	491,756	03/18/15	(2,135)
CITI	GBP	3,919,000	USD	6,015,888	03/18/15	114,788
CITI	HUF	509,000,000	USD	1,931,452	03/18/15	83,130
CITI	IDR	450,000,000	USD	34,913	03/18/15	(352)
CITI	ILS	3,500,000	USD	882,498	03/18/15	(7,802)
CITI	ILS	610,000	USD	155,491	03/18/15	325
CITI	INR	2,500,000	USD	39,090	03/18/15	(915)
CITI	JPY	3,426,754,000	USD	28,686,326	03/18/15	(509,502)
CITI	KRW	400,000,000	USD	361,931	03/18/15	(3,206)
CITI	MXN	49,050,000	USD	3,409,267	03/18/15	145,977
CITI	MXN	1,350,000	USD	89,758	03/18/15	(57)
CITI	MYR	2,750,000	USD	778,861	03/18/15	23,551
CITI	NOK	58,805,000	USD	8,048,515	03/18/15	446,167
CITI	NOK	1,091,500	USD	140,430	03/18/15	(680)
CITI	NZD	8,521,500	USD	6,343,706	03/18/15	170,030
CITI	PHP	53,950,000	USD	1,203,032	03/18/15	(18,257)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2015 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
CITI	PLN	8,625,000	USD	2,462,035	03/18/15	$137,245
CITI	PLN	530,000	USD	141,631	03/18/15	(1,226)
CITI	RUB	3,100,000	USD	54,967	03/18/15	10,946
CITI	SEK	90,808,000	USD	11,952,889	03/18/15	973,815
CITI	SGD	1,165,000	USD	878,675	03/18/15	18,220
CITI	TRY	3,875,000	USD	1,619,300	03/18/15	50,145
CITI	TWD	2,250,000	USD	70,794	03/18/15	(610)
CITI	TWD	42,750,000	USD	1,372,268	03/18/15	15,602
CITI	USD	6,550,108	AUD	8,088,500	03/18/15	(270,623)
CITI	USD	527,186	BRL	1,395,000	03/18/15	(13,544)
CITI	USD	97,499	BRL	265,000	03/18/15	74
CITI	USD	6,033,143	CAD	7,039,500	03/18/15	(496,605)
CITI	USD	191,924	CHF	165,000	03/18/15	(11,828)
CITI	USD	34,722	COP	80,000,000	03/18/15	(2,074)
CITI	USD	199,340	CZK	4,900,000	03/18/15	240
CITI	USD	582,576	CZK	13,400,000	03/18/15	(36,785)
CITI	USD	10,594,151	EUR	8,591,000	03/18/15	(882,667)
CITI	USD	3,938,851	GBP	2,552,000	03/18/15	(96,134)
CITI	USD	486,697	HUF	134,500,000	03/18/15	1,711
CITI	USD	908,331	HUF	232,500,000	03/18/15	(64,058)
CITI	USD	135,788	IDR	1,750,000,000	03/18/15	1,351
CITI	USD	106,616	IDR	1,350,000,000	03/18/15	(823)
CITI	USD	56,664	ILS	225,000	03/18/15	570
CITI	USD	39,499	ILS	155,000	03/18/15	(71)
CITI	USD	1,759,116	INR	111,600,000	03/18/15	26,675
CITI	USD	35,436	INR	2,200,000	03/18/15	(233)
CITI	USD	3,664,284	JPY	428,741,000	03/18/15	(11,426)
CITI	USD	25,174,832	JPY	2,981,305,000	03/18/15	225,786
CITI	USD	1,816,324	KRW	2,010,000,000	03/18/15	18,490
CITI	USD	730,718	KRW	795,000,000	03/18/15	(5,008)
CITI	USD	1,067,319	MXN	15,700,000	03/18/15	(22,800)
CITI	USD	74,767	MYR	260,000	03/18/15	(3,356)
CITI	USD	1,017,430	NOK	7,178,000	03/18/15	(89,454)
CITI	USD	186,476	NOK	1,462,500	03/18/15	2,597
CITI	USD	11,593,546	NZD	15,143,000	03/18/15	(622,711)
CITI	USD	1,593,546	PHP	71,300,000	03/18/15	20,503
CITI	USD	99,751	PHP	4,400,000	03/18/15	(146)
CITI	USD	1,065,411	PLN	3,655,000	03/18/15	(80,239)
CITI	USD	860,945	PLN	3,220,000	03/18/15	6,977
CITI	USD	1,069	RUB	50,000	03/18/15	(359)
CITI	USD	41,927	RUB	3,050,000	03/18/15	1,384
CITI	USD	2,541,096	SEK	20,265,500	03/18/15	(90,911)
CITI	USD	787,093	SGD	1,035,000	03/18/15	(22,655)
CITI	USD	2,560,413	TRY	5,935,000	03/18/15	(157,074)
CITI	USD	991,175	TWD	30,900,000	03/18/15	(10,568)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2015 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
CITI	USD	672,997	TWD	21,500,000	03/18/15	$9,303
CITI	USD	609,450	ZAR	7,200,000	03/18/15	4,649
CITI	USD	1,926,335	ZAR	22,150,000	03/18/15	(37,129)
CITI	ZAR	6,050,000	USD	518,265	03/18/15	2,251
CITI	ZAR	6,400,000	USD	543,361	03/18/15	(2,504)
CSI	AUD	12,503,000	USD	10,259,398	03/18/15	552,728
CSI	AUD	92,500	USD	71,748	03/18/15	(64)
CSI	BRL	660,000	USD	238,466	03/18/15	(4,547)
CSI	BRL	930,000	USD	349,990	03/18/15	7,562
CSI	CAD	7,262,000	USD	6,146,457	03/18/15	434,923
CSI	CHF	336,000	USD	388,654	03/18/15	21,913
CSI	CHF	142,000	USD	146,423	03/18/15	(8,569)
CSI	CLP	247,000,000	USD	399,806	03/18/15	11,656
CSI	CLP	6,000,000	USD	9,414	03/18/15	(15)
CSI	COP	600,000,000	USD	262,019	03/18/15	17,154
CSI	CZK	44,200,000	USD	1,893,131	03/18/15	92,836
CSI	EUR	17,142,500	USD	20,652,429	03/18/15	1,274,112
CSI	EUR	1,760,000	USD	1,986,810	03/18/15	(2,739)
CSI	GBP	328,000	USD	491,759	03/18/15	(2,133)
CSI	GBP	3,919,000	USD	6,015,938	03/18/15	114,838
CSI	HUF	509,000,000	USD	1,931,845	03/18/15	83,524
CSI	IDR	450,000,000	USD	34,913	03/18/15	(352)
CSI	ILS	3,500,000	USD	882,534	03/18/15	(7,766)
CSI	ILS	610,000	USD	155,558	03/18/15	392
CSI	INR	2,500,000	USD	39,090	03/18/15	(915)
CSI	JPY	3,426,754,000	USD	28,685,664	03/18/15	(510,165)
CSI	KRW	20,000,000	USD	18,510	03/18/15	253
CSI	KRW	400,000,000	USD	361,933	03/18/15	(3,204)
CSI	MXN	49,050,000	USD	3,409,621	03/18/15	146,331
CSI	MXN	1,350,000	USD	89,771	03/18/15	(44)
CSI	MYR	2,750,000	USD	778,861	03/18/15	23,551
CSI	NOK	58,805,000	USD	8,048,612	03/18/15	446,264
CSI	NOK	1,091,500	USD	140,436	03/18/15	(674)
CSI	NZD	8,521,500	USD	6,344,483	03/18/15	170,808
CSI	PHP	53,950,000	USD	1,203,032	03/18/15	(18,257)
CSI	PLN	8,625,000	USD	2,462,154	03/18/15	137,365
CSI	PLN	530,000	USD	141,603	03/18/15	(1,254)
CSI	RUB	3,100,000	USD	54,967	03/18/15	10,946
CSI	SEK	90,808,000	USD	11,953,012	03/18/15	973,938
CSI	SGD	1,165,000	USD	878,785	03/18/15	18,330
CSI	TRY	3,875,000	USD	1,619,403	03/18/15	50,248
CSI	TWD	2,250,000	USD	70,794	03/18/15	(610)
CSI	TWD	42,750,000	USD	1,372,280	03/18/15	15,614
CSI	USD	6,549,866	AUD	8,088,500	03/18/15	(270,380)
CSI	USD	624,907	BRL	1,660,000	03/18/15	(13,691)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2015 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
CSI	USD	6,033,432	CAD	7,039,500	03/18/15	$(496,893)
CSI	USD	9,976	CHF	10,000	03/18/15	939
CSI	USD	191,824	CHF	165,000	03/18/15	(11,727)
CSI	USD	81,953	COP	190,000,000	03/18/15	(4,413)
CSI	USD	199,330	CZK	4,900,000	03/18/15	250
CSI	USD	591,373	CZK	13,600,000	03/18/15	(37,436)
CSI	USD	10,614,983	EUR	8,608,000	03/18/15	(884,281)
CSI	USD	3,938,941	GBP	2,552,000	03/18/15	(96,224)
CSI	USD	94,147	HKD	730,000	03/18/15	14
CSI	USD	486,653	HUF	134,500,000	03/18/15	1,754
CSI	USD	908,321	HUF	232,500,000	03/18/15	(64,049)
CSI	USD	135,789	IDR	1,750,000,000	03/18/15	1,350
CSI	USD	114,530	IDR	1,450,000,000	03/18/15	(901)
CSI	USD	16,591	ILS	65,000	03/18/15	(57)
CSI	USD	79,528	ILS	315,000	03/18/15	599
CSI	USD	1,776,129	INR	112,700,000	03/18/15	27,264
CSI	USD	35,436	INR	2,200,000	03/18/15	(233)
CSI	USD	3,664,154	JPY	428,741,000	03/18/15	(11,295)
CSI	USD	25,174,247	JPY	2,981,305,000	03/18/15	226,370
CSI	USD	1,816,305	KRW	2,010,000,000	03/18/15	18,509
CSI	USD	730,686	KRW	795,000,000	03/18/15	(4,977)
CSI	USD	1,067,032	MXN	15,700,000	03/18/15	(22,513)
CSI	USD	74,758	MYR	260,000	03/18/15	(3,347)
CSI	USD	1,018,387	NOK	7,178,000	03/18/15	(90,410)
CSI	USD	186,484	NOK	1,462,500	03/18/15	2,589
CSI	USD	11,595,666	NZD	15,143,000	03/18/15	(624,831)
CSI	USD	1,593,547	PHP	71,300,000	03/18/15	20,502
CSI	USD	99,751	PHP	4,400,000	03/18/15	(146)
CSI	USD	1,065,353	PLN	3,655,000	03/18/15	(80,181)
CSI	USD	860,845	PLN	3,220,000	03/18/15	7,077
CSI	USD	1,069	RUB	50,000	03/18/15	(359)
CSI	USD	41,933	RUB	3,050,000	03/18/15	1,378
CSI	USD	2,541,066	SEK	20,265,500	03/18/15	(90,881)
CSI	USD	786,980	SGD	1,035,000	03/18/15	(22,541)
CSI	USD	2,560,502	TRY	5,935,000	03/18/15	(157,164)
CSI	USD	620,645	TWD	19,850,000	03/18/15	9,293
CSI	USD	1,043,338	TWD	32,550,000	03/18/15	(10,368)
CSI	USD	609,410	ZAR	7,200,000	03/18/15	4,689
CSI	USD	1,926,296	ZAR	22,150,000	03/18/15	(37,089)
CSI	ZAR	6,050,000	USD	518,339	03/18/15	2,326
CSI	ZAR	6,400,000	USD	543,486	03/18/15	(2,380)
DB	EUR	6,557,804	USD	7,401,163	04/13/15	(13,699)
DB	USD	7,396,920	EUR	6,557,804	02/03/15	13,396
MSCI	AUD	30,543,534	USD	24,789,232	03/18/15	1,076,841
MSCI	CAD	28,864,033	USD	24,258,583	03/18/15	1,557,136

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2015 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
MSCI	CHF	33,091,853	USD	33,163,427	03/18/15	$(2,956,065)
MSCI	EUR	37,348,086	USD	45,302,417	03/18/15	3,083,193
MSCI	GBP	5,588,980	USD	8,595,831	03/18/15	180,131
MSCI	JPY	344,251,478	USD	2,935,804	03/18/15	2,793
MSCI	JPY	4,424,919,285	USD	36,713,562	03/18/15	(986,600)
MSCI	NOK	269,163,143	USD	36,632,507	03/18/15	1,834,922
MSCI	NOK	16,257,699	USD	2,082,358	03/18/15	(19,448)
MSCI	NZD	42,948,545	USD	32,990,413	03/18/15	1,874,954
MSCI	SEK	231,946,461	USD	29,910,881	03/18/15	1,867,566
MSCI	SGD	50,944,673	USD	38,370,609	03/18/15	743,499
MSCI	USD	39,571,953	AUD	48,680,821	03/18/15	(1,778,727)
MSCI	USD	24,158,425	CAD	28,180,611	03/18/15	(1,994,487)
MSCI	USD	23,816,601	CHF	20,636,043	03/18/15	(1,292,526)
MSCI	USD	11,788,525	CHF	11,341,623	03/18/15	590,766
MSCI	USD	24,895,311	EUR	20,786,367	03/18/15	(1,397,875)
MSCI	USD	5,137,023	GBP	3,340,672	03/18/15	(106,750)
MSCI	USD	24,094,779	JPY	2,866,555,913	03/18/15	328,181
MSCI	USD	1,665,547	JPY	195,010,764	03/18/15	(4,062)
MSCI	USD	829,341	NOK	6,465,193	03/18/15	6,484
MSCI	USD	10,743,055	NOK	82,345,779	03/18/15	(97,339)
MSCI	USD	45,968,252	NZD	60,608,855	03/18/15	(2,058,212)
MSCI	USD	23,774,567	SEK	182,862,514	03/18/15	(1,665,710)
MSCI	USD	339,476	SGD	459,639	03/18/15	8
MSCI	USD	7,732,846	SGD	10,114,860	03/18/15	(262,134)
RBS	AUD	1,100,000	USD	884,850	02/13/15	29,055
RBS	AUD	3,050,000	USD	2,456,988	04/01/15	91,238
RBS	AUD	7,272,192	USD	5,852,751	04/29/15	222,011
RBS	AUD	15,046,561	USD	11,868,074	05/06/15	222,830
RBS	CAD	4,700,000	USD	4,265,921	02/09/15	567,558
RBS	CAD	686,080	USD	598,854	02/17/15	59,052
RBS	CAD	1,660,000	USD	1,402,235	04/01/15	96,861
RBS	CHF	1,030,000	USD	1,071,118	02/13/15	(51,244)
RBS	CHF	1,700,000	USD	1,667,866	04/01/15	(188,887)
RBS	EUR	6,223,804	USD	7,940,050	02/03/15	907,154
RBS	EUR	8,211,465	USD	10,277,806	02/13/15	998,032
RBS	EUR	4,643,794	USD	5,469,977	04/01/15	219,884
RBS	EUR	750,000	USD	844,613	04/01/15	(3,309)
RBS	EUR	106,020	USD	119,824	04/09/15	(47)
RBS	EUR	4,200,000	USD	5,008,563	04/14/15	259,601
RBS	EUR	20,776,221	USD	24,174,998	04/20/15	681,694
RBS	GBP	350,000	USD	530,588	02/17/15	3,467
RBS	GBP	220,678	USD	333,517	04/09/15	1,278
RBS	HKD	9,000,000	USD	1,160,414	02/13/15	(511)
RBS	JPY	328,000,000	USD	2,866,707	02/13/15	73,261
RBS	JPY	2,618,021	USD	22,761	02/17/15	463

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2015 (unaudited)

Forward foreign currency contracts—(concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
RBS	JPY	580,035,550	USD	4,915,556	02/27/15	$(25,100)
RBS	NOK	1,000,000	USD	130,067	04/01/15	830
RBS	SEK	3,800,000	USD	476,435	04/01/15	16,936
RBS	SGD	450,000	USD	335,785	04/01/15	3,463
RBS	USD	11,942,937	AUD	15,046,561	02/03/15	(229,194)
RBS	USD	1,532,754	EUR	1,350,000	02/13/15	(7,120)
RBS	USD	82,358	EUR	70,808	04/09/15	(2,298)
RBS	USD	1,622,487	MXN	22,200,000	02/20/15	(143,069)
RBS	USD	8,286,827	MXN	113,000,000	02/25/15	(759,026)
						$11,268,151

Variance swaps3,9

Counterparty	Notional amount (000)		Termination date	Pay/ receive variance	Reference entity	Volatility strike price	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BB	GBP	2	02/20/15	Receive	FTSE 100 Index	15.20%	$—	$8,609	$8,609
BB	KRW	3,000	03/12/15	Receive	Kospi 200 Index	16.70	—	(7,957)	(7,957)
BB	USD	9	02/20/15	Receive	S&P 500 Index	15.80	—	415	415
BNP	GBP	38	12/18/15	Pay	FTSE 100 Index	16.60	—	(72,959)	(72,959)
BNP	GBP	3	12/18/15	Pay	FTSE 100 Index	16.85	—	(1,937)	(1,937)
BNP	GBP	17	12/18/15	Pay	FTSE 100 Index	17.00	—	766	766
BNP	GBP	14	12/16/16	Pay	FTSE 100 Index	18.60	—	(29,851)	(29,851)
BNP	GBP	19	12/16/16	Pay	FTSE 100 Index	19.20	—	(39,835)	(39,835)
BNP	HKD	500	12/30/15	Receive	China Enterprises Index (Hang Seng)	25.60	—	25,446	25,446
BNP	HKD	40	12/30/15	Receive	China Enterprises Index (Hang Seng)	25.85	—	(3,557)	(3,557)
BNP	HKD	220	12/30/15	Receive	China Enterprises Index (Hang Seng)	26.00	—	(33,744)	(33,744)
BNP	HKD	75	12/29/16	Receive	China Enterprises Index (Hang Seng)	27.40	—	13,208	13,208
BNP	HKD	100	12/29/16	Receive	China Enterprises Index (Hang Seng)	27.50	—	15,292	15,292
BNP	HKD	225	12/29/16	Receive	China Enterprises Index (Hang Seng)	28.20	—	42,113	42,113
BNP	HKD	500	12/29/16	Receive	Hang Seng Index	25.20	—	(78,728)	(78,728)
BNP	KRW	29,000	02/12/15	Receive	Kospi 200 Index	16.45	—	(96,161)	(96,161)
BNP	KRW	4,780	02/12/15	Receive	Kospi 200 Index	16.55	—	(16,367)	(16,367)
BNP	KRW	2,500	12/10/15	Receive	Kospi 200 Index	19.50	—	(4,907)	(4,907)
BNP	KRW	6,000	12/10/15	Receive	Kospi 200 Index	19.70	—	(12,090)	(12,090)
BNP	KRW	55,000	12/10/15	Receive	Kospi 200 Index	20.05	—	(156,725)	(156,725)
BNP	KRW	43,000	12/10/15	Receive	Kospi 200 Index	22.50	—	(219,245)	(219,245)
BNP	KRW	40,000	12/08/16	Receive	Kospi 200 Index	21.00	—	(32,862)	(32,862)
BNP	KRW	30,000	12/08/16	Receive	Kospi 200 Index	21.40	—	(11,132)	(11,132)
BNP	USD	6	02/20/15	Receive	S&P 500 Index	15.70	—	9,496	9,496
BNP	USD	7	02/20/15	Receive	S&P 500 Index	15.90	—	7,425	7,425
BNP	USD	6	12/18/15	Pay	S&P 500 Index	17.85	—	(9,057)	(9,057)
BNP	USD	52	12/18/15	Pay	S&P 500 Index	18.20	—	(7,454)	(7,454)
BNP	USD	40	12/18/15	Pay	S&P 500 Index	20.60	—	116,425	116,425
BNP	USD	26	12/16/16	Pay	S&P 500 Index	19.20	—	(57,039)	(57,039)
BNP	USD	28	12/16/16	Pay	S&P 500 Index	21.10	—	(35,067)	(35,067)
BNP	USD	50	12/16/16	Pay	S&P 500 Index	22.55	—	10,842	10,842
CITI	HKD	43	12/30/15	Receive	Hang Seng Index	20.80	—	(5,649)	(5,649)
CITI	USD	4	02/20/15	Receive	S&P 500 Index	15.70	—	6,331	6,331
CITI	USD	8	02/20/15	Receive	S&P 500 Index	15.75	—	792	792
CITI	USD	6	02/20/15	Receive	S&P 500 Index	15.90	—	5,834	5,834
CITI	USD	32	12/18/15	Pay	S&P 500 Index	18.00	—	(29,603)	(29,603)
							$—	$(698,932)	$(698,932)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2015 (unaudited)

Centrally cleared interest rate swap agreements

Notional amount (000)		Termination date	Payments made by the Portfolio[10]	Payments received by the Portfolio[10]	Value	Unrealized appreciation (depreciation)
AUD	11,250	12/04/17	6 Month AUD Bank Bill Rate	4.215%	$319,944	$319,944
AUD	22,500	12/07/17	6 Month AUD Bank Bill Rate	4.200	634,806	634,806
AUD	11,250	12/11/17	6 Month AUD Bank Bill Rate	4.200	317,301	317,301
AUD	10,000	03/21/18	6 Month AUD Bank Bill Rate	4.015	251,820	251,820
AUD	10,000	03/21/18	6 Month AUD Bank Bill Rate	4.015	251,820	251,820
AUD	10,000	03/21/18	6 Month AUD Bank Bill Rate	4.063	258,791	258,791
AUD	40,000	04/04/18	6 Month AUD Bank Bill Rate	4.078	1,041,535	1,041,535
AUD	20,000	10/27/18	6 Month AUD Bank Bill Rate	3.275	267,553	267,553
AUD	20,000	10/31/18	6 Month AUD Bank Bill Rate	3.278	267,275	267,275
AUD	10,000	11/14/18	6 Month AUD Bank Bill Rate	3.265	131,367	131,367
AUD	15,000	11/21/18	6 Month AUD Bank Bill Rate	3.235	189,359	189,359
EUR	5,719	06/26/16	6 Month EURIBOR	1.380%	79,602	79,602
EUR	5,719	06/26/16	1.380%	6 Month EURIBOR	(79,602)	(33,828)
EUR	5,719	06/29/16	1.250	6 Month EURIBOR	(70,994)	(32,097)
EUR	5,719	06/29/16	6 Month EURIBOR	1.250	70,994	70,994
EUR	5,719	06/29/16	6 Month EURIBOR	1.250	70,994	70,994
EUR	5,719	06/29/16	1.250	6 Month EURIBOR	(70,994)	(31,717)
EUR	5,098	08/17/16	6 Month EURIBOR	1.204	60,895	60,895
EUR	7,765	08/17/16	6 Month EURIBOR	1.208	93,061	93,061
EUR	7,765	08/17/16	1.208	6 Month EURIBOR	(93,061)	(45,878)
EUR	7,765	08/17/16	1.210	6 Month EURIBOR	(93,281)	(45,415)
EUR	5,098	08/17/16	1.204	6 Month EURIBOR	(60,895)	(29,526)
EUR	7,765	08/17/16	6 Month EURIBOR	1.220	94,161	94,161
EUR	7,765	08/17/16	6 Month EURIBOR	1.210	93,281	93,281
EUR	5,719	08/17/16	6 Month EURIBOR	1.200	68,051	68,051
EUR	5,719	08/17/16	1.200	6 Month EURIBOR	(68,051)	(33,210)
EUR	7,765	08/17/16	1.220	6 Month EURIBOR	(94,161)	(45,516)
EUR	5,098	08/19/16	6 Month EURIBOR	1.244	63,201	63,201
EUR	5,098	08/19/16	6 Month EURIBOR	1.207	61,063	61,063
EUR	5,098	08/19/16	6 Month EURIBOR	1.239	62,912	62,912
EUR	5,098	08/19/16	6 Month EURIBOR	1.212	61,352	61,352
EUR	5,098	08/19/16	6 Month EURIBOR	1.202	60,775	60,775
EUR	5,098	08/19/16	6 Month EURIBOR	1.255	63,837	63,837
EUR	5,098	08/19/16	6 Month EURIBOR	1.252	63,664	63,664
EUR	4,546	08/19/16	6 Month EURIBOR	1.270	57,698	57,698
EUR	5,098	08/19/16	1.244	6 Month EURIBOR	(63,201)	(31,392)
EUR	5,098	08/19/16	1.252	6 Month EURIBOR	(63,664)	(31,758)
EUR	5,098	08/19/16	1.239	6 Month EURIBOR	(62,912)	(30,812)
EUR	4,546	08/19/16	1.270	6 Month EURIBOR	(57,698)	(28,410)
EUR	5,098	08/19/16	1.255	6 Month EURIBOR	(63,837)	(31,834)
EUR	5,098	08/19/16	1.212	6 Month EURIBOR	(61,352)	(30,633)
EUR	5,098	08/19/16	1.207	6 Month EURIBOR	(61,063)	(29,857)
EUR	5,098	08/19/16	1.202	6 Month EURIBOR	(60,775)	(29,666)
EUR	21,500	11/28/24	6 Month EURIBOR	2.263	3,905,079	3,905,079
EUR	745	01/16/25	6 Month EURIBOR	2.402	144,451	144,451
EUR	1,000	06/06/27	2.784	6 Month EURIBOR	(201,578)	(201,578)
EUR	1,000	06/06/27	6 Month EURIBOR	2.784	201,578	230,905
EUR	600	08/21/27	3.227	6 Month EURIBOR	(148,538)	(142,379)
EUR	700	08/21/27	3.219	6 Month EURIBOR	(172,674)	(166,555)
EUR	600	08/21/27	6 Month EURIBOR	3.216	147,807	147,807
EUR	600	08/21/27	6 Month EURIBOR	3.219	148,006	148,006
EUR	600	08/21/27	6 Month EURIBOR	3.227	148,538	148,538
EUR	700	08/21/27	6 Month EURIBOR	3.219	172,674	172,674
EUR	600	08/21/27	3.219	6 Month EURIBOR	(148,006)	(143,078)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2015 (unaudited)

Centrally cleared interest rate swap agreements—(continued)

Notional amount (000)		Termination date	Payments made by the Portfolio[10]	Payments received by the Portfolio[10]	Value	Unrealized appreciation (depreciation)
EUR	600	08/21/27	3.216	6 Month EURIBOR	$(147,807)	$(142,879)
EUR	1,420	11/16/35	6 Month EURIBOR	3.006	568,551	568,551
EUR	2,230	11/16/35	6 Month EURIBOR	2.960	870,914	870,914
EUR	2,230	11/16/35	2.960	6 Month EURIBOR	(870,914)	(402,667)
EUR	1,420	11/16/35	3.006	6 Month EURIBOR	(568,551)	(251,554)
EUR	2,230	11/18/35	6 Month EURIBOR	2.950	866,039	866,039
EUR	2,230	11/18/35	2.950	6 Month EURIBOR	(866,038)	(404,945)
EUR	2,230	11/19/35	6 Month EURIBOR	2.915	849,238	849,238
EUR	2,230	11/19/35	2.915	6 Month EURIBOR	(849,238)	(385,050)
EUR	3,917	11/20/35	6 Month EURIBOR	2.925	1,500,057	1,500,057
EUR	3,917	11/20/35	2.925	6 Month EURIBOR	(1,500,057)	(672,401)
EUR	574	11/25/35	6 Month EURIBOR	2.960%	223,975	223,975
EUR	574	11/25/35	2.960%	6 Month EURIBOR	(223,975)	(97,242)
EUR	300	06/06/47	2.790	6 Month EURIBOR	(134,304)	(154,994)
EUR	300	06/06/47	6 Month EURIBOR	2.790	134,304	134,304
EUR	406	08/21/47	6 Month EURIBOR	3.030	209,100	214,920
EUR	348	08/21/47	6 Month EURIBOR	3.030	179,229	181,829
EUR	348	08/21/47	6 Month EURIBOR	3.027	178,920	181,520
EUR	348	08/21/47	6 Month EURIBOR	3.038	180,052	181,352
EUR	348	08/21/47	3.027	6 Month EURIBOR	(178,920)	(178,920)
EUR	348	08/21/47	3.030	6 Month EURIBOR	(179,229)	(179,229)
EUR	348	08/21/47	3.038	6 Month EURIBOR	(180,052)	(180,052)
EUR	406	08/21/47	3.030	6 Month EURIBOR	(209,100)	(209,100)
EUR	1,391	11/16/55	6 Month EURIBOR	2.938	901,735	482,336
EUR	890	11/16/55	6 Month EURIBOR	2.986	593,038	299,335
EUR	890	11/16/55	2.986	6 Month EURIBOR	(593,038)	(593,038)
EUR	1,391	11/16/55	2.938	6 Month EURIBOR	(901,735)	(901,735)
EUR	1,391	11/18/55	6 Month EURIBOR	2.928	896,315	481,763
EUR	1,391	11/18/55	2.928	6 Month EURIBOR	(896,315)	(896,315)
EUR	1,391	11/19/55	6 Month EURIBOR	2.891	876,698	454,847
EUR	1,391	11/19/55	2.891	6 Month EURIBOR	(876,698)	(876,698)
EUR	2,449	11/20/55	6 Month EURIBOR	2.903	1,554,374	805,115
EUR	2,449	11/20/55	2.903	6 Month EURIBOR	(1,554,374)	(1,554,374)
EUR	597	11/25/55	6 Month EURIBOR	2.900	378,046	195,931
EUR	597	11/25/55	2.900	6 Month EURIBOR	(378,046)	(378,046)
GBP	50	02/17/44	6 Month GBP LIBOR	3.3402	29,242	12,293
GBP	50	02/17/44	3.340	6 Month GBP LIBOR	(29,297)	(29,297)
GBP	2,925	02/19/44	6 Month GBP LIBOR	3.2942	1,660,246	170,538
GBP	5,850	02/19/44	3.294	6 Month GBP LIBOR	(3,329,605)	(3,329,605)
GBP	2,925	02/19/44	6 Month GBP LIBOR	3.2942	1,661,641	716,748
1,250,000		11/28/24	0.950	6 Month JPY LIBOR	(517,753)	(517,753)
92,900		01/16/25	1.015	6 Month JPY LIBOR	(42,285)	(42,285)
USD	2,567	12/11/16	1.240	3 Month USD LIBOR	(7,926)	(7,926)
USD	6,506	12/14/16	1.273	3 Month USD LIBOR	(21,833)	(21,833)
USD	6,506	12/14/16	1.273	3 Month USD LIBOR	(21,833)	(21,833)
USD	13,012	12/16/16	1.228	3 Month USD LIBOR	(37,446)	(37,446)
USD	6,506	12/16/16	1.228	3 Month USD LIBOR	(18,723)	(18,723)
USD	6,506	12/17/16	1.225	3 Month USD LIBOR	(18,397)	(18,397)
USD	6,506	12/17/16	1.225	3 Month USD LIBOR	(18,397)	(18,397)
USD	6,506	12/18/16	1.185	3 Month USD LIBOR	(15,683)	(15,683)
USD	6,506	12/18/16	1.158	3 Month USD LIBOR	(13,907)	(13,907)
USD	6,506	12/21/16	1.205	3 Month USD LIBOR	(16,637)	(16,637)
USD	6,506	12/22/16	1.285	3 Month USD LIBOR	(21,670)	(21,670)
USD	6,415	12/23/16	1.300	3 Month USD LIBOR	(22,200)	(22,200)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2015 (unaudited)

Centrally cleared interest rate swap agreements—(continued)

Notional amount (000)		Termination date	Payments made by the Portfolio[10]	Payments received by the Portfolio[10]	Value	Unrealized appreciation (depreciation)
USD	6,415	12/23/16	1.285	3 Month USD LIBOR	$(21,247)	$(21,247)
USD	12,830	12/24/16	1.330	3 Month USD LIBOR	(48,003)	(48,003)
USD	7,170	01/12/17	1.245	3 Month USD LIBOR	(18,235)	(18,235)
USD	7,170	01/12/17	1.270	3 Month USD LIBOR	(20,009)	(20,009)
USD	8,812	01/15/17	1.148	3 Month USD LIBOR	(13,336)	(13,336)
USD	16,188	01/19/17	1.076	3 Month USD LIBOR	(12,068)	(12,068)
USD	7,224	01/20/17	1.038	3 Month USD LIBOR	(2,501)	(2,501)
USD	7,224	01/22/17	1.042	3 Month USD LIBOR	(2,505)	(2,505)
USD	4,816	01/25/17	1.058	3 Month USD LIBOR	(2,149)	(2,149)
USD	4,816	01/26/17	1.125	3 Month USD LIBOR	(5,276)	(5,276)
USD	16,500	11/28/24	3.250	3 Month USD LIBOR	(2,274,423)	(2,274,423)
USD	1,175	12/11/24	3 Month USD LIBOR	2.965%	34,128	34,128
USD	2,989	12/12/24	3 Month USD LIBOR	2.976	88,264	88,264
USD	2,989	12/12/24	3 Month USD LIBOR	2.978	88,429	88,429
USD	5,978	12/16/24	3 Month USD LIBOR	2.875	149,614	149,614
USD	2,989	12/16/24	3 Month USD LIBOR	2.875	74,807	74,807
USD	2,989	12/17/24	3 Month USD LIBOR	2.860	72,797	72,797
USD	2,989	12/17/24	3 Month USD LIBOR	2.855	72,139	72,139
USD	2,989	12/18/24	3 Month USD LIBOR	2.780	62,230	62,230
USD	2,989	12/18/24	3 Month USD LIBOR	2.780	62,230	62,230
USD	2,989	12/19/24	3 Month USD LIBOR	2.785	62,855	62,855
USD	2,989	12/23/24	3 Month USD LIBOR	2.900	77,871	77,871
USD	3,023	12/23/24	3 Month USD LIBOR	2.910	80,088	80,088
USD	3,023	12/23/24	3 Month USD LIBOR	2.920	81,420	81,420
USD	6,046	12/24/24	3 Month USD LIBOR	2.880	152,115	152,115
USD	2,954	01/13/25	3 Month USD LIBOR	2.650	43,841	43,841
USD	2,954	01/13/25	3 Month USD LIBOR	2.665	45,790	45,790
USD	2,820	01/15/25	3 Month USD LIBOR	2.597	35,172	35,172
USD	5,180	01/16/25	3 Month USD LIBOR	2.508	44,270	44,270
USD	780	01/16/25	3.391%	3 Month USD LIBOR	(113,844)	(113,844)
USD	3,126	01/21/25	3 Month USD LIBOR	2.491	24,326	24,326
USD	3,126	01/22/25	3 Month USD LIBOR	2.438	17,035	17,035
USD	2,084	01/23/25	3 Month USD LIBOR	2.481	15,268	15,268
USD	2,084	01/27/25	3 Month USD LIBOR	2.595	25,636	25,636
USD	3,290	09/12/44	3.610	3 Month USD LIBOR	(231,210)	(231,210)
USD	1,645	09/12/44	3.611	3 Month USD LIBOR	(115,701)	(115,701)
USD	1,645	09/12/44	3 Month USD LIBOR	3.611	115,701	57,941
USD	3,290	09/12/44	3 Month USD LIBOR	3.610	231,210	123,313
USD	3,290	09/15/44	3 Month USD LIBOR	3.593	227,826	79,789
USD	1,645	09/15/44	3.604	3 Month USD LIBOR	(114,990)	(114,990)
USD	3,290	09/15/44	3.593	3 Month USD LIBOR	(227,826)	(227,826)
USD	1,645	09/15/44	3.588	3 Month USD LIBOR	(113,482)	(113,482)
USD	1,645	09/15/44	3 Month USD LIBOR	3.604	114,990	57,230
USD	1,645	09/15/44	3 Month USD LIBOR	3.588	113,482	58,705
USD	1,645	09/18/44	3.635	3 Month USD LIBOR	(117,996)	(117,996)
USD	3,290	09/18/44	3.698	3 Month USD LIBOR	(247,958)	(247,958)
USD	1,645	09/18/44	3.693	3 Month USD LIBOR	(123,500)	(123,500)
USD	1,645	09/18/44	3.690	3 Month USD LIBOR	(123,261)	(123,261)
USD	3,290	09/18/44	3.715	3 Month USD LIBOR	(251,309)	(251,309)
USD	1,645	09/18/44	3.735	3 Month USD LIBOR	(127,569)	(127,569)
USD	3,290	09/18/44	3.736	3 Month USD LIBOR	(255,329)	(255,329)
USD	1,645	09/18/44	3 Month USD LIBOR	3.635	117,995	59,218
USD	1,645	09/18/44	3 Month USD LIBOR	3.693	123,500	63,532
USD	1,645	09/18/44	3 Month USD LIBOR	3.690	123,261	67,382

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2015 (unaudited)

Centrally cleared interest rate swap agreements—(concluded)

Notional amount (000)		Termination date	Payments made by the Portfolio[10]	Payments received by the Portfolio[10]	Value	Unrealized appreciation (depreciation)
USD	1,645	09/19/44	3.755	3 Month USD LIBOR	$(129,444)	$(129,444)
USD	3,290	09/19/44	3.745	3 Month USD LIBOR	(256,878)	(256,878)
USD	8,225	09/22/44	3.736	3 Month USD LIBOR	(637,911)	(637,911)
USD	6,580	09/25/44	3.741	3 Month USD LIBOR	(512,477)	(512,477)
USD	3,290	09/25/44	3.645	3 Month USD LIBOR	(237,818)	(237,818)
USD	1,645	09/25/44	3.645	3 Month USD LIBOR	(118,909)	(118,909)
USD	3,290	09/25/44	3.650	3 Month USD LIBOR	(238,679)	(238,679)
USD	4,935	09/26/44	3.619	3 Month USD LIBOR	(349,210)	(349,210)
USD	4,935	09/29/44	3.632	3 Month USD LIBOR	(353,061)	(353,061)
USD	3,000	10/02/44	3 Month USD LIBOR	3.518	194,573	53,594
USD	3,000	10/02/44	3.518	3 Month USD LIBOR	(194,573)	(194,573)
USD	1,500	10/03/44	3 Month USD LIBOR	3.555%	111,496	—
USD	1,500	10/03/44	3 Month USD LIBOR	3.570	101,811	27,727
USD	1,500	10/03/44	3.555%	3 Month USD LIBOR	(100,504)	(100,504)
USD	1,500	10/03/44	3.513	3 Month USD LIBOR	(96,798)	(96,798)
USD	1,500	10/03/44	3.570	3 Month USD LIBOR	(101,811)	(101,811)
USD	1,500	10/06/44	3.508	3 Month USD LIBOR	(96,349)	(96,349)
USD	1,500	10/06/44	3.475	3 Month USD LIBOR	(93,516)	(93,516)
USD	1,500	10/06/44	3.515	3 Month USD LIBOR	(97,003)	(97,003)
USD	302	12/11/44	3.205	3 Month USD LIBOR	(22,022)	(22,022)
USD	786	12/12/44	3.200	3 Month USD LIBOR	(56,941)	(56,941)
USD	786	12/12/44	3.200	3 Month USD LIBOR	(56,941)	(56,941)
USD	1,572	12/17/44	3.122	3 Month USD LIBOR	(102,565)	(102,565)
USD	786	12/17/44	3.122	3 Month USD LIBOR	(51,283)	(51,283)
USD	786	12/17/44	3.085	3 Month USD LIBOR	(48,594)	(48,594)
USD	786	12/17/44	3.085	3 Month USD LIBOR	(48,594)	(48,594)
USD	786	12/18/44	2.990	3 Month USD LIBOR	(41,683)	(41,683)
USD	786	12/18/44	3.015	3 Month USD LIBOR	(43,499)	(43,499)
USD	786	12/19/44	3.000	3 Month USD LIBOR	(42,400)	(42,400)
USD	786	12/24/44	3.040	3 Month USD LIBOR	(45,322)	(45,322)
USD	714	12/24/44	3.070	3 Month USD LIBOR	(43,150)	(43,150)
USD	714	12/24/44	3.095	3 Month USD LIBOR	(44,800)	(44,800)
USD	1,428	12/24/44	3.040	3 Month USD LIBOR	(82,341)	(82,341)
USD	572	01/14/45	2.800	3 Month USD LIBOR	(20,296)	(20,296)
USD	572	01/14/45	2.815	3 Month USD LIBOR	(21,088)	(21,088)
USD	353	01/15/45	2.717	3 Month USD LIBOR	(9,820)	(9,820)
USD	647	01/16/45	2.648	3 Month USD LIBOR	(13,885)	(13,885)
USD	516	01/21/45	2.655	3 Month USD LIBOR	(11,409)	(11,409)
USD	516	01/22/45	2.599	3 Month USD LIBOR	(8,728)	(8,728)
USD	344	01/25/45	2.575	3 Month USD LIBOR	(5,063)	(5,063)
USD	344	01/28/45	2.703	3 Month USD LIBOR	(9,126)	(9,126)
					$1,136,591	$(1,431,255)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2015 (unaudited)

Centrally cleared credit default swaps—buy protection11

Referenced obligations[12]	Notional amount (000)		Termination date	Payments made by the Portfolio[10]	Upfront payments received	Value	Unrealized depreciation
CDX North America High Yield Series 20 Index	USD	990	06/20/18	5.000%	$43,266	$(70,993)	$(27,727)
CDX North America High Yield Series 21 Index	USD	24,156	12/20/18	5.000	1,658,692	(1,690,150)	(31,458)
CDX North America High Yield Series 22 Index	USD	14,741	06/20/19	5.000	937,238	(1,008,341)	(71,103)
iTraxx Europe Crossover Series 21 Index	EUR	2,000	06/20/19	5.000	273,214	(290,157)	(16,943)
					$2,912,410	$(3,059,641)	$(147,231)

Centrally cleared credit default swap agreements—sell protection13

Referenced obligations[12]	Notional amount (000)		Termination date	Payments received by the Portfolio[10]	Upfront payments made	Value	Unrealized appreciation (depreciation)	Credit spread[14]
CDX North America High Yield Series 20 Index	USD	990	06/20/18	5.000%	$(34,451)	$70,993	$36,542	2.90
CDX North America High Yield Series 21 Index	USD	24,156	12/20/18	5.000	(810,494)	1,690,149	879,655	3.18
CDX North America High Yield Series 22 Index	USD	14,741	06/20/19	5.000	(1,084,650)	1,008,341	(76,309)	3.38
CDX North America High Yield Series 23 Index	USD	14,890	12/20/19	5.000	(887,295)	919,467	32,172	3.68
iTraxx Europe Crossover Series 21 Index	EUR	2,000	06/20/19	5.000	(214,270)	290,158	75,888	2.02
iTraxx Europe Crossover Series 22 Index	EUR	2,000	12/20/19	5.000	(176,436)	186,620	10,184	3.23
					$(3,207,596)	$4,165,728	$958,132

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2015 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$132,712,283	$70,538,736	$0	$203,251,019
Investment companies	—	55,472,413	—	55,472,413
Corporate notes	—	17,404,640	—	17,404,640
Non-US government obligations	—	29,372,805	—	29,372,805
Time deposits	—	65,986,481	—	65,986,481
Short-term US government obligations	—	267,131,069	—	267,131,069
Repurchase agreement	—	57,776,000	—	57,776,000
Options purchased	8,210,571	5,081,754	—	13,292,325
Futures contracts	5,531,802	3,758,246	—	9,290,048
Forward foreign currency contracts	—	45,958,102	—	45,958,102
Swap agreements	—	31,651,851	—	31,651,851
Total	$146,454,656	$650,132,097	$0	$796,586,753

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2015 (unaudited)

Liabilities Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Investments sold short	$(23,349,515)	$(9,635,252)	$—	$(32,984,767)
Written options	(3,396,540)	(1,675,220)	—	(5,071,760)
Foreign exchange written options	—	(649,084)	—	(649,084)
Futures contracts	(3,510,319)	(2,700,723)	—	(6,211,042)
Forward foreign currency contracts	—	(34,689,951)	—	(34,689,951)
Swap agreements	—	(30,108,105)	—	(30,108,105)
Total	$(30,256,374)	$(79,458,335)	$—	$(109,714,709)

At January 31, 2015, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Portfolio's investment that was fair valued using unobservable inputs (Level 3) for the six months ended January 31, 2015:

Common stocks ($)
Beginning balance	$0
Purchases	—
Sales	—
Accrued discounts/(premiums)	—
Total realized gain/(loss)	—
Net change in unrealized appreciation/depreciation	0
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance	$0

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2015 was $0.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, pledged as collateral for investments sold short, written options or futures.

2  Security is being fair valued by a valuation committee under the direction of the board of trustees.

3  Illiquid investments as of January 31, 2015.

4  Variable or floating rate security. The interest rate shown is the current rate as of January 31, 2015 and changes periodically.

5  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At January 31, 2015, the value of these securities amounted to 1.84% of net assets.

6  Perpetual investment. Date shown reflects the next call date.

7  Step bond that converts to the noted fixed rate at a designated future date.

8  Rates shown is the discount rate at date of purchase.

9  At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the reference entity and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the reference entity is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, the Portfolio would owe the payoff amount when the realized price variance of the reference entity is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

10  Payments made/received are based on the notional amount.

11  If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional value of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
See accompanying notes to financial statements.

PACE Select Advisors Trust

12  Payments from/to the counterparty will be received/made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation.

13  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

14  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

Portfolio acronyms:

ABS  Asset-backed Security

ADR  American Depositary Receipt

ALM  Application Lifecycle Management

AGM  Assured Guaranty Municipal Corporation

AMBAC  American Municipal Bond Assurance Corporation

AMT  Alternative Minimum Tax

ARM  Adjustable Rate Mortgage—The interest rate shown is the current rate as of January 31, 2015.

ASX  Australian Securities Exchange

BHAC  Berkshire Hathaway Assurance Corporation

BOBL  Bundesobligationen

CAC  French Stock Market Index

CDO  Collateralized Debt Obligation

CDX  Compound Index

CLO  Collateralized Loan Obligation

CETIP  Central of Custody and Settlement of Private Bonds

COFI  Cost of Funds Index

CVR  Contingent Value Right

DAX  German Stock Index

EURIBOR  Euro Interbank Offered Rate

FGIC  Financial Guaranty Insurance Company

FHA  Federal Housing Administration

FHLB  Federal Home Loan Bank

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

FREMF  Finnish Real Estate Management Federation

FTSE  London Stock Exchange Index

FTSE MIB  Italian National Stock Exchange Index

FTSE/JSE  South Africa Stock Market Index

GDR  Global Depositary Receipt

GMAC  General Motors Acceptance Corporation

GMTN  Global Medium Term Note

GNMA  Government National Mortgage Association

GTD  Guaranteed

IBC  Insured Bond Certificate

IBEX  Spanish Exchange Index

iTraxx  Credit default swap index products covering regions of Europe, Australia, Japan and non-Japan Asia

JGB  Japan Government Bond

KOSPI  Korea Composite Stock Price Index

LIBOR  London Interbank Offered Rate

MTN  Medium Term Note

NATL-RE  National Reinsurance

NIKKEI  Tokyo Stock Exchange Index

NVDR  Non-voting Depositary Receipt

OJSC  Open Joint Stock Company

OMX  Stockholm Stock Exchange

OMX 30  Stockholm Stock Exchange

PSF  Permanent School Fund

RASC  Retirement Administration Service Center

REIT  Real Estate Investment Trust

REMIC  Real Estate Mortgage Investment Conduit

SBA  Small Business Administration

SDR  Special Drawing Rights

S&P  Standard and Poor's

SCSDE  South Carolina School District Enhancement

SGX  Singapore Stock Exchange

SPI  Swiss Performance Index

STOXX  A series of market indexes that are representative of the European and global markets.

STRIP  Separate Trading of Registered Interest and Principal of Securities

TBA  (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

TOPIX  Tokyo Stock Price Index

VRD  Variable rate demand notes are payable on demand. The interest rates shown are the current rates as of January 31, 2015 and reset periodically.

VVPR  Verminderde Voorheffing Precompte Reduit (Belgium dividend coupon)

See accompanying notes to financial statements.

PACE Select Advisors Trust

Currency type abbreviations:

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CLP  Chilean Peso

CNY  Chinese Yuan Renminbi

COP  Colombian Peso

CZK  Czech Koruna

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

HUF  Hungarian Forint

IDR  Indonesian Rupiah

ILS  Israeli Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

NZD  New Zealand Dollar

PHP  Philippine Peso

PLN  Polish Zloty

RUB  Russian Ruble

SEK  Swedish Krona

SGD  Singapore Dollar

TRY  Turkish Lira

TWD  Taiwan Dollar

USD  United States Dollar

ZAR  South African Rand

Counterparty acronyms:

BB  Barclays Bank PLC

BNP  BNP Paribas

BOA  Bank of America

CITI  Citibank NA

CSI  Credit Suisse International

DB  Deutsche Bank AG

GS  Goldman Sachs

GSB  Goldman Sachs Bank USA

GSCM  Goldman Sachs Capital Market

GSI  Goldman Sachs International

JPMCB  JPMorgan Chase Bank

MSCI  Morgan Stanley & Co. International PLC

RBC  Royal Bank of Canada

RBS  Royal Bank of Scotland PLC

SCB  Standard Chartered Bank

SG  Societe Generale

SSC  State Street Bank and Trust Co.

WBC  Westpac Banking Corp.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Understanding your Portfolio's expenses (unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2014 to January 31, 2015.

Actual expenses (unaudited)

The first line for each class of shares in the table below for each Portfolio provides information about its actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares for each respective Portfolio under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes (unaudited)

The second line for each class of shares in the table below for each Portfolio provides information about hypothetical account values and hypothetical expenses based on that Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares for each Portfolio is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

PACE Select Advisors Trust

		Beginning account value August 1, 2014	Ending account value January 31, 2015	Expenses paid during period[1] 08/01/14 to 01/31/15	Expense ratio during the period
PACE Money Market Investments
Class P	Actual	$1,000.00	$1,000.10	$0.66	0.13%
	Hypothetical (5% annual return before expenses)	1,000.00	1,024.55	0.66	0.13
PACE Mortgage-Backed Securities Fixed Income Investments
Class A	Actual	1,000.00	1,028.60	4.96	0.97
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.32	4.94	0.97
Class C	Actual	1,000.00	1,025.30	7.50	1.47
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.79	7.48	1.47
Class Y	Actual	1,000.00	1,030.00	3.68	0.72
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.58	3.67	0.72
Class P	Actual	1,000.00	1,029.20	3.68	0.72
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.58	3.67	0.72
PACE Intermediate Fixed Income Investments
Class A	Actual	1,000.00	1,016.30	4.73	0.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.52	4.74	0.93
Class C	Actual	1,000.00	1,013.70	7.26	1.43
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.00	7.27	1.43
Class Y	Actual	1,000.00	1,017.60	3.46	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.78	3.47	0.68
Class P	Actual	1,000.00	1,017.60	3.46	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.78	3.47	0.68
PACE Strategic Fixed Income Investments
Class A	Actual	1,000.00	1,044.90	5.57	1.08
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.76	5.50	1.08
Class C	Actual	1,000.00	1,042.80	7.88	1.53
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.49	7.78	1.53
Class Y	Actual	1,000.00	1,046.50	4.28	0.83
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.02	4.23	0.83
Class P	Actual	1,000.00	1,046.60	4.13	0.80
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.17	4.08	0.80

PACE Select Advisors Trust

		Beginning account value August 1, 2014	Ending account value January 31, 2015	Expenses paid during period[1] 08/01/14 to 01/31/15	Expense ratio during the period
PACE Municipal Fixed Income Investments
Class A	Actual	$1,000.00	$1,035.10	$4.62	0.90%
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.67	4.58	0.90
Class C	Actual	1,000.00	1,032.40	7.17	1.40
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.15	7.12	1.40
Class Y	Actual	1,000.00	1,036.30	3.34	0.65
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.93	3.31	0.65
Class P	Actual	1,000.00	1,036.30	3.34	0.65
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.93	3.31	0.65
PACE International Fixed Income Investments
Class A	Actual	1,000.00	981.30	5.84	1.17
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.31	5.96	1.17
Class C	Actual	1,000.00	979.80	8.23	1.65
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.89	8.39	1.65
Class Y	Actual	1,000.00	982.30	5.00	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.16	5.09	1.00
Class P	Actual	1,000.00	982.30	5.00	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.16	5.09	1.00
PACE High Yield Investments
Class A	Actual	1,000.00	962.70	6.23	1.26
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.85	6.41	1.26
Class C	Actual	1,000.00	959.80	8.45	1.71
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.58	8.69	1.71
Class Y	Actual	1,000.00	963.40	5.05	1.02
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.06	5.19	1.02
Class P	Actual	1,000.00	963.30	5.10	1.03
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.01	5.24	1.03

PACE Select Advisors Trust

		Beginning account value August 1, 2014	Ending account value January 31, 2015	Expenses paid during period[1] 08/01/14 to 01/31/15	Expense ratio during the period
PACE Large Co Value Equity Investments
Class A	Actual	$1,000.00	$1,017.50	$7.63	1.50%
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.64	7.63	1.50
Class C	Actual	1,000.00	1,013.90	11.52	2.27
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.76	11.52	2.27
Class Y	Actual	1,000.00	1,019.00	6.36	1.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.90	6.36	1.25
Class P	Actual	1,000.00	1,018.90	6.36	1.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.90	6.36	1.25
PACE Large Co Growth Equity Investments
Class A	Actual	1,000.00	1,045.90	6.09	1.18
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.26	6.01	1.18
Class C	Actual	1,000.00	1,041.40	10.29	2.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.12	10.16	2.00
Class Y	Actual	1,000.00	1,047.10	4.75	0.92
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.57	4.69	0.92
Class P	Actual	1,000.00	1,046.90	4.75	0.92
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.57	4.69	0.92
PACE Small/Medium Co Value Equity Investments
Class A	Actual	1,000.00	1,004.40	6.37	1.26
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.85	6.41	1.26
Class C	Actual	1,000.00	1,000.70	10.04	1.99
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.17	10.11	1.99
Class Y	Actual	1,000.00	1,005.20	5.51	1.09
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.71	5.55	1.09
Class P	Actual	1,000.00	1,005.30	5.56	1.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.66	5.60	1.10

PACE Select Advisors Trust

		Beginning account value August 1, 2014	Ending account value January 31, 2015	Expenses paid during period[1] 08/01/14 to 01/31/15	Expense ratio during the period
PACE Small/Medium Co Growth Equity Investments
Class A	Actual	$1,000.00	$1,052.30	$6.41	1.24%
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.95	6.31	1.24
Class C	Actual	1,000.00	1,048.60	10.22	1.98
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.22	10.06	1.98
Class Y	Actual	1,000.00	1,052.70	5.85	1.13
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.51	5.75	1.13
Class P	Actual	1,000.00	1,053.30	5.85	1.13
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.51	5.75	1.13
PACE International Equity Investments
Class A	Actual	1,000.00	942.20	8.22	1.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.74	8.54	1.68
Class C	Actual	1,000.00	938.00	12.07	2.47
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.75	12.53	2.47
Class Y	Actual	1,000.00	943.60	6.81	1.39
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.20	7.07	1.39
Class P	Actual	1,000.00	943.30	6.86	1.40
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.15	7.12	1.40
PACE International Emerging Markets Equity Investments
Class A	Actual	1,000.00	945.40	8.38	1.71
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.58	8.69	1.71
Class C	Actual	1,000.00	941.40	11.89	2.43
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.96	12.33	2.43
Class Y	Actual	1,000.00	946.60	7.07	1.44
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.95	7.32	1.44
Class P	Actual	1,000.00	946.70	7.36	1.50
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.64	7.63	1.50

PACE Select Advisors Trust

		Beginning account value August 1, 2014	Ending account value January 31, 2015	Expenses paid during period[1] 08/01/14 to 01/31/15	Expense ratio during the period
PACE Global Real Estate Securities Investments
Class A	Actual	$1,000.00	$1,073.70	$7.58	1.45%
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.90	7.38	1.45
Class C	Actual	1,000.00	1,067.90	11.47	2.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.11	11.17	2.20
Class Y	Actual	1,000.00	1,073.50	6.27	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.16	6.11	1.20
Class P	Actual	1,000.00	1,073.80	6.27	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.16	6.11	1.20
PACE Alternative Strategies Investments
Class A	Actual	1,000.00	1,017.90	9.51	1.87
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.78	9.50	1.87
Class C	Actual	1,000.00	1,014.70	13.15	2.59
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.15	13.14	2.59
Class Y	Actual	1,000.00	1,019.90	8.55	1.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.74	8.54	1.68
Class P	Actual	1,000.00	1,019.60	8.25	1.62
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.04	8.24	1.62

1  Expenses are equal to the Portfolios' annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

PACE Select Advisors Trust

Statement of assets and liabilities

January 31, 2015 (unaudited)

	PACE Money Market Investments	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Assets:
Investments in unaffiliated securities, at value (cost—$192,363,528; $692,478,100; $430,032,226; $1,023,248,242; $400,086,768; $555,702,907 and $429,472,169, respectively)[1]	$192,363,528	$701,073,653	$434,375,054	$1,059,835,453
Investments of cash collateral in an affiliated issuer received from securities loaned, at value (cost—$0; $0; $10,705,380; $7,336,310; $0; $0 and $38,668,778, respectively)	—	—	10,705,380	7,336,310
Repurchase agreements, at value (cost—$34,890,000; $164,946,000; $66,916,000; $41,018,000; $0; $11,945,000 and $3,979,000, respectively)	34,890,000	164,946,000	66,916,000	41,018,000
Total investments in securities, at value (cost—$227,253,528; $857,424,100; $507,653,606; $1,071,602,552; $400,086,768; $567,647,907 and $472,119,947, respectively)	$227,253,528	$866,019,653	$511,996,434	$1,108,189,763
Cash	534	6,753,519	332,527	1,834,283
Cash collateral on futures	—	—	425,226	1,333,949
Cash collateral on swap agreements	—	—	290,000	519,000
Foreign currency, at value (cost—$0; $0; $559,630; $6,726,973; $0; $2,376,931 and $13,144, respectively)	—	—	460,934	6,672,622
Receivable for investments sold	—	35,547,732	18,875,180	130,869,912
Receivable for investments sold short	—	55,957,441	—	—
Receivable for shares of beneficial interest sold	778,842	370,656	290,946	591,823
Receivable from affiliate	56,243	—	—	—
Receivable for when issued TBA securities	—	306,942,598	—	13,392,148
Receivable for interest	25,766	1,072,834	2,184,398	7,711,074
Swap agreements, at value[2]	—	—	—	1,766,462
Due from broker	—	—	23,266	689,740
Unrealized appreciation on forward foreign currency contracts	—	—	595,820	13,043,156
Receivable for variation margin on futures contracts	—	—	268,948	—
Receivable for foreign tax reclaims	—	—	4,783	11,252
Receivable for variation margin on swap agreements	—	—	—	190,462
Other assets	18,918	42,560	37,788	54,994
Total assets	228,133,831	1,272,706,993	535,786,250	1,286,870,640
Liabilities:
Payable for shares of beneficial interest repurchased	1,553,897	729,446	567,094	1,021,580
Payable for investments purchased	1,497,270	62,364,308	74,746,727	65,848,562
Payable to custodian	1,394	19,901	18,013	45,250
Dividends payable to shareholders	1,007	—	—	—
Payable for when issued TBA securities	—	609,040,971	—	15,673,545
Investments sold short, at value (proceeds—$0; $42,964,004; $0; $0; $0; $0 and $0, respectively)	—	43,057,495	—	—
Options and swaptions written, at value (premiums received $0; $2,108,422; $1,390,573; $709,999; $0; $0 and $0, respectively)	—	2,241,747	1,805,304	782,238
Due to broker	—	1,046,004	—	11,356,407
Payable to affiliate	—	229,317	152,628	488,879
Swap agreements, at value[2]	—	80,690	34	1,046,749
Payable for cash collateral from securities loaned	—	—	10,705,380	7,336,310
Unrealized depreciation on forward foreign currency contracts	—	—	431,080	4,123,288
Payable for variation margin on futures contracts	—	—	374,942	1,011,325
Payable for dollar roll transactions	—	—	—	217,230,180
Payable for variation margin on swap agreements	—	—	53,279	—
Deferred payable for dollar roll transactions	—	—	—	54,869
Payable for foreign withholding taxes and foreign capital gains taxes	—	—	—	12,005
Accrued expenses and other liabilities	234,815	281,350	182,027	283,436
Total liabilities	3,288,383	719,091,229	89,036,508	326,314,623

1  Includes $0; $0; $10,498,383; $7,209,270; $0; $0 and $37,576,622, respectively, of investments in securities on loan, at value plus accrued interest and dividends, if any.

2  Net upfront payments made by PACE Mortgage-Backed Securities Fixed Income Investments and PACE Strategic Fixed Income Investments were $19,624 and $343,187, respectively, and net upfront payments received by PACE Intermediate Fixed Income Investments were $385.

	PACE Municipal Fixed Income Investments	PACE International Fixed Income Investments	PACE High Yield Investments
Assets:
Investments in unaffiliated securities, at value (cost—$192,363,528; $692,478,100; $430,032,226; $1,023,248,242; $400,086,768; $555,702,907 and $429,472,169, respectively)[1]	$426,252,255	$547,083,290	$417,362,126
Investments of cash collateral in an affiliated issuer received from securities loaned, at value (cost—$0; $0; $10,705,380; $7,336,310; $0; $0 and $38,668,778, respectively)	—	—	38,668,778
Repurchase agreements, at value (cost—$34,890,000; $164,946,000; $66,916,000; $41,018,000; $0; $11,945,000 and $3,979,000, respectively)	—	11,945,000	3,979,000
Total investments in securities, at value (cost—$227,253,528; $857,424,100; $507,653,606; $1,071,602,552; $400,086,768; $567,647,907 and $472,119,947, respectively)	$426,252,255	$559,028,290	$460,009,904
Cash	174,900	1,557,246	7,235
Cash collateral on futures	—	3,249,284	352,550
Cash collateral on swap agreements	—	—	—
Foreign currency, at value (cost—$0; $0; $559,630; $6,726,973; $0; $2,376,931 and $13,144, respectively)	—	2,312,812	12,726
Receivable for investments sold	—	—	1,077,237
Receivable for investments sold short	—	—	—
Receivable for shares of beneficial interest sold	282,244	516,844	616,625
Receivable from affiliate	—	—	—
Receivable for when issued TBA securities	—	—	—
Receivable for interest	4,310,512	5,892,845	8,973,541
Swap agreements, at value[2]	—	—	—
Due from broker	—	1,570,757	435,845
Unrealized appreciation on forward foreign currency contracts	—	11,847,158	4,418,769
Receivable for variation margin on futures contracts	—	195,052	—
Receivable for foreign tax reclaims	—	10,305	56,463
Receivable for variation margin on swap agreements	—	—	—
Other assets	37,830	45,941	51,683
Total assets	431,057,741	586,226,534	476,012,578
Liabilities:
Payable for shares of beneficial interest repurchased	145,039	588,005	536,227
Payable for investments purchased	13,874,938	2,857,904	—
Payable to custodian	11,234	44,120	15,191
Dividends payable to shareholders	—	—	—
Payable for when issued TBA securities	—	—	—
Investments sold short, at value (proceeds—$0; $42,964,004; $0; $0; $0; $0 and $0, respectively)	—	—	—
Options and swaptions written, at value (premiums received $0; $2,108,422; $1,390,573; $709,999; $0; $0 and $0, respectively)	—	—	—
Due to broker	—	—	—
Payable to affiliate	199,562	340,601	286,752
Swap agreements, at value[2]	—	—	—
Payable for cash collateral from securities loaned	—	—	38,668,778
Unrealized depreciation on forward foreign currency contracts	—	3,948,159	34,920
Payable for variation margin on futures contracts	—	—	570,894
Payable for dollar roll transactions	—	—	—
Payable for variation margin on swap agreements	—	—	—
Deferred payable for dollar roll transactions	—	—	—
Payable for foreign withholding taxes and foreign capital gains taxes	—	7,869	23,228
Accrued expenses and other liabilities	87,798	272,641	171,110
Total liabilities	14,318,571	8,059,299	40,307,100

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)

January 31, 2015 (unaudited)

	PACE Money Market Investments	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$224,846,418	$557,134,377	$439,604,022	$929,341,553
Accumulated undistributed (distributions in excess of) net investment income	—	(2,226,768)	1,412,148	2,782,969
Accumulated net realized gain (loss)	(970)	(9,599,516)	2,385,926	(16,459,980)
Net unrealized appreciation (depreciation)	—	8,307,671	3,347,646	44,891,475
Net assets	$224,845,448	$553,615,764	$446,749,742	$960,556,017
Class A
Net assets	$—	$51,232,710	$21,731,286	$15,660,214
Shares outstanding	—	3,917,561	1,746,928	1,090,512
Net asset value per share	$—	$13.08	$12.44	$14.36
Maximum offering price per share	$—	$13.70	$13.03	$15.04
Class C
Net assets	$—	$13,447,003	$2,113,744	$14,085,501
Shares outstanding	—	1,026,969	169,679	980,249
Net asset value and offering price per share	$—	$13.09	$12.46	$14.37
Class Y
Net assets	$—	$49,152,061	$567,809	$3,043,718
Shares outstanding	—	3,757,856	45,646	212,185
Net asset value, offering price and redemption value per share[1]	$—	$13.08	$12.44	$14.34
Class P
Net assets	$224,845,448	$439,783,990	$422,336,903	$927,766,584
Shares outstanding	224,845,215	33,611,599	33,945,997	64,608,623
Net asset value, offering price and redemption value per share[1]	$1.00	$13.08	$12.44	$14.36

1  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

	PACE Municipal Fixed Income Investments	PACE International Fixed Income Investments	PACE High Yield Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$390,289,524	$619,153,184	$448,017,991
Accumulated undistributed (distributions in excess of) net investment income	(5,307)	(27,554,564)	154,849
Accumulated net realized gain (loss)	289,466	(12,429,199)	(3,999,172)
Net unrealized appreciation (depreciation)	26,165,487	(1,002,186)	(8,468,190)
Net assets	$416,739,170	$578,167,235	$435,705,478
Class A
Net assets	$57,612,348	$49,134,048	$5,949,687
Shares outstanding	4,272,111	4,727,323	606,693
Net asset value per share	$13.49	$10.39	$9.81
Maximum offering price per share	$14.13	$10.88	$10.27
Class C
Net assets	$11,056,090	$4,039,390	$4,359,213
Shares outstanding	819,712	388,428	444,999
Net asset value and offering price per share	$13.49	$10.40	$9.80
Class Y
Net assets	$83,724	$4,958,279	$1,109,842
Shares outstanding	6,204	478,502	112,813
Net asset value, offering price and redemption value per share[1]	$13.50	$10.36	$9.84
Class P
Net assets	$347,987,008	$520,035,518	$424,286,736
Shares outstanding	25,795,918	50,038,785	43,179,690
Net asset value, offering price and redemption value per share[1]	$13.49	$10.39	$9.83

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)

January 31, 2015 (unaudited)

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Assets:
Investments in unaffiliated securities, at value (cost—$1,424,247,517; $1,006,093,747; $467,485,465; $420,978,007; $1,126,193,123; $452,857,066; $133,421,106 and $647,935,705, respectively)[1]	$1,573,914,480	$1,295,647,516	$504,813,381	$511,271,175
Investments of cash collateral in an affiliated issuer received from securities loaned, at value (cost—$1,551,322; $0; $26,872,379; $72,119,494; $39,797,788; $30,581,885; $2,177,309 and $0, respectively)	1,551,322	—	26,872,379	72,119,494
Repurchase agreements, at value (cost—$32,882,000; $83,129,000; $26,157,000; $11,099,000; $9,471,000; $3,546,000; $1,963,000 and $57,776,000, respectively)	32,882,000	83,129,000	26,157,000	11,099,000
Total investments in securities, at value (cost—$1,458,680,839; $1,089,222,747; $520,514,844; $504,196,501; $1,175,461,911; $486,984,951; $137,561,415 and $705,711,705, respectively)	$1,608,347,802	$1,378,776,516	$557,842,760	$594,489,669
Cash	2,027,015	101,628	116,835	2,310
Cash collateral on deposit at custodian for securities loaned	24,422,786	—	—	—
Cash collateral on futures	—	—	—	—
Cash collateral on investments sold short	—	—	—	—
Foreign currency, at value (cost—$0; $0; $0; $0; $134,775; $1,566,833; $45 and $0, respectively)	—	—	—	—
Receivable for investments sold	10,468,666	69,532,821	8,236,734	8,469,272
Receivable for shares of beneficial interest sold	852,497	791,081	400,464	316,192
Receivable for dividends and interest	1,179,582	255,879	427,048	61,824
Swap agreements, at value[2]	—	—	—	—
Receivable for variation margin on futures contracts	—	—	—	—
Due from broker	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—
Receivable for foreign tax reclaims	12,579	55,959	—	—
Other assets	72,223	70,781	42,723	41,976
Total assets	1,647,383,150	1,449,584,665	567,066,564	603,381,243
Liabilities:
Investments sold short, at value (proceeds—$198,298,920; $0; $0; $0; $131,267,148; $0; $0 and $36,970,725, respectively)	197,303,545	—	—	—
Payable for cash collateral from securities loaned	25,974,108	—	26,872,379	72,119,494
Payable for investments purchased	10,191,467	75,879,560	5,212,705	3,886,916
Payable for shares of beneficial interest repurchased	1,149,973	1,415,582	479,513	482,217
Payable to affiliate	943,486	930,901	385,157	401,254
Payable for dividend and interest expense on investments sold short	333,273	—	—	—
Payable to custodian	47,244	45,139	17,308	16,977
Payable for foreign withholding taxes and foreign capital gains taxes	—	—	553	—
Deferred foreign capital gain taxes payable	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	—
Payable for variation margin on futures contracts	—	—	—	—
Options and swaptions written, at value (premiums received $0; $0; $0; $0; $0; $0; $0 and $6,874,810, respectively)	—	—	—	—
Due to broker	—	—	—	—
Swap agreements, at value	—	—	—	—
Payable for variation margin on swap agreements	—	—	—	—
Accrued expenses and other liabilities	433,966	277,224	274,466	297,712
Total liabilities	236,377,062	78,548,406	33,242,081	77,204,570

1  Includes $33,935,161; $0; $46,283,057; $71,854,098; $84,664,825; $33,856,133; $7,743,993 and $0, respectively, of investments in securities on loan, at value plus accrued interest and dividends, if any.

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Assets:
Investments in unaffiliated securities, at value (cost—$1,424,247,517; $1,006,093,747; $467,485,465; $420,978,007; $1,126,193,123; $452,857,066; $133,421,106 and $647,935,705, respectively)[1]	$1,147,170,225	$456,324,570	$155,253,845	$651,910,752
Investments of cash collateral in an affiliated issuer received from securities loaned, at value (cost—$1,551,322; $0; $26,872,379; $72,119,494; $39,797,788; $30,581,885; $2,177,309 and $0, respectively)	39,797,788	30,581,885	2,177,309	—
Repurchase agreements, at value (cost—$32,882,000; $83,129,000; $26,157,000; $11,099,000; $9,471,000; $3,546,000; $1,963,000 and $57,776,000, respectively)	9,471,000	3,546,000	1,963,000	57,776,000
Total investments in securities, at value (cost—$1,458,680,839; $1,089,222,747; $520,514,844; $504,196,501; $1,175,461,911; $486,984,951; $137,561,415 and $705,711,705, respectively)	$1,196,439,013	$490,452,455	$159,394,154	$709,686,752
Cash	2,133	—	5,820	4,183,286
Cash collateral on deposit at custodian for securities loaned	45,034,537	—	—	—
Cash collateral on futures	—	—	—	10,148,560
Cash collateral on investments sold short	—	—	—	32,520,649
Foreign currency, at value (cost—$0; $0; $0; $0; $134,775; $1,566,833; $45 and $0, respectively)	132,989	1,561,327	45	—
Receivable for investments sold	3,017,082	3,090,295	2,909,158	10,416,467
Receivable for shares of beneficial interest sold	833,216	568,223	194,544	8,015,475
Receivable for dividends and interest	1,081,835	612,276	280,196	888,729
Swap agreements, at value[2]	—	—	—	262,994
Receivable for variation margin on futures contracts	—	—	—	4,948,071
Due from broker	—	—	—	506,417
Unrealized appreciation on forward foreign currency contracts	—	—	—	45,958,102
Receivable for foreign tax reclaims	800,253	—	8,644	39,203
Other assets	62,419	43,657	34,129	65,095
Total assets	1,247,403,477	496,328,233	162,826,690	827,639,800
Liabilities:
Investments sold short, at value (proceeds—$198,298,920; $0; $0; $0; $131,267,148; $0; $0 and $36,970,725, respectively)	124,542,764	—	—	32,984,767
Payable for cash collateral from securities loaned	84,832,325	30,581,885	2,177,309	—
Payable for investments purchased	2,588,139	1,700,288	1,890,705	4,406,255
Payable for shares of beneficial interest repurchased	919,656	488,831	210,325	746,812
Payable to affiliate	755,700	397,678	62,035	809,882
Payable for dividend and interest expense on investments sold short	105,059	—	—	6,836
Payable to custodian	82,023	442,481	9,423	2,985,995
Payable for foreign withholding taxes and foreign capital gains taxes	165,170	293,461	82,651	33,149
Deferred foreign capital gain taxes payable	—	673,845	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	34,689,951
Payable for variation margin on futures contracts	—	—	—	1,869,065
Options and swaptions written, at value (premiums received $0; $0; $0; $0; $0; $0; $0 and $6,874,810, respectively)	—	—	—	5,720,844
Due to broker	—	—	—	9,822,896
Swap agreements, at value	—	—	—	961,926
Payable for variation margin on swap agreements	—	—	—	158,677
Accrued expenses and other liabilities	427,329	456,063	216,087	189,812
Total liabilities	214,418,165	35,034,532	4,648,535	95,386,867

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (concluded)

January 31, 2015 (unaudited)

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$1,224,418,498	$1,009,648,268	$482,314,847	$431,216,867
Accumulated undistributed (distributions in excess of) net investment income	(116,787)	2,743,496	664,137	(1,663,177)
Accumulated net realized gain (loss)	36,041,978	69,090,726	13,517,583	6,329,815
Net unrealized appreciation	150,662,399	289,553,769	37,327,916	90,293,168
Net assets	$1,411,006,088	$1,371,036,259	$533,824,483	$526,176,673
Class A
Net assets	$126,220,840	$43,916,115	$18,161,179	$26,202,541
Shares outstanding	5,556,401	1,833,963	932,693	1,470,840
Net asset value per share	$22.72	$23.95	$19.47	$17.81
Maximum offering price per share	$24.04	$25.34	$20.60	$18.85
Class C
Net assets	$15,056,414	$3,984,687	$4,920,974	$3,827,991
Shares outstanding	661,047	190,814	291,284	255,929
Net asset value and offering price per share	$22.78	$20.88	$16.89	$14.96
Class Y
Net assets	$20,226,188	$16,274,721	$833,951	$638,447
Shares outstanding	889,136	661,790	41,509	33,830
Net asset value, offering price and redemption value per share[1]	$22.75	$24.59	$20.09	$18.87
Class P
Net assets	$1,249,502,646	$1,306,860,736	$509,908,379	$495,507,694
Shares outstanding	55,143,090	53,445,740	25,605,439	26,588,876
Net asset value, offering price and redemption value per share[1]	$22.66	$24.45	$19.91	$18.64

1  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$1,173,961,473	$477,103,144	$154,042,058	$755,883,714
Accumulated undistributed (distributions in excess of) net investment income	(1,542,393)	94,479	(3,312,159)	(17,733,764)
Accumulated net realized gain (loss)	(167,118,696)	(18,917,073)	(14,378,593)	(28,004,013)
Net unrealized appreciation	27,684,928	3,013,151	21,826,849	22,106,996
Net assets	$1,032,985,312	$461,293,701	$158,178,155	$732,252,933
Class A
Net assets	$33,893,472	$6,933,554	$480,966	$7,985,840
Shares outstanding	2,358,789	543,339	61,134	739,004
Net asset value per share	$14.37	$12.76	$7.87	$10.81
Maximum offering price per share	$15.21	$13.50	$8.33	$11.44
Class C
Net assets	$2,627,291	$1,832,633	$322,199	$6,904,020
Shares outstanding	186,143	154,627	42,496	662,799
Net asset value and offering price per share	$14.11	$11.85	$7.58	$10.42
Class Y
Net assets	$19,285,098	$10,178,275	$300,155	$2,535,546
Shares outstanding	1,347,883	787,535	39,278	234,462
Net asset value, offering price and redemption value per share[1]	$14.31	$12.92	$7.64	$10.81
Class P
Net assets	$977,179,451	$442,349,239	$157,074,835	$714,827,527
Shares outstanding	68,443,324	34,391,599	20,618,448	66,294,365
Net asset value, offering price and redemption value per share[1]	$14.28	$12.86	$7.62	$10.78

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of operations
For the six months ended January 31, 2015 (unaudited)

	PACE Money Market Investments	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Investment income:
Dividends	$—	$—	$76,372	$240,000
Interest (net of foreign withholding taxes of $0; $548; $1,406; $3,784; $0; $7,869 and $18,729, respectively)	156,915	4,765,998	4,648,719	16,728,290
Securities lending income (includes $0; $0; $1,565; $249; $0; $15 and $2,394, respectively earned from an affiliated entity)	—	—	84,795	5,399
	156,915	4,765,998	4,809,886	16,973,689
Expenses:
Investment management and administration fees	390,595	1,746,861	1,188,706	2,855,789
Service fees–Class A	—	72,119	33,109	44,793
Service and distribution fees–Class C	—	51,650	8,148	54,766
Transfer agency and related services fees	474,475	448,018	347,050	504,471
Professional fees	63,228	106,646	104,879	97,456
Reports and notices to shareholders	58,875	40,152	27,467	31,388
State registration fees	15,694	29,970	27,765	32,027
Trustees' fees	12,535	15,318	14,199	18,597
Custody and accounting fees	10,808	118,958	110,772	251,751
Insurance expense	3,221	6,740	5,255	11,016
Interest expense	—	—	1,407	118,431
Other expenses	14,474	19,945	11,574	17,477
	1,043,905	2,656,377	1,880,331	4,037,962
Fee waivers and/or expense reimbursements	(898,151)	(503,080)	(310,606)	(96,191)
Recoupment of fees waived or expenses previously reimbursed	—	—	—	—
Net expenses	145,754	2,153,297	1,569,725	3,941,771
Net investment income	11,161	2,612,701	3,240,161	13,031,918
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments	232	9,426,844	3,360,453	12,220,901
Futures	—	—	(435,425)	(5,177,020)
Options and swaptions written	—	334,375	22,809	(151,031)
Investments sold short	—	—	—	—
Swap agreements	—	(701,367)	(16,648)	(511,420)
Forward foreign currency contracts	—	—	179,235	11,077,014
Foreign currency transactions	—	—	10,962	(314,330)
Net realized gain (losses)	232	9,059,852	3,121,386	17,144,114
Net change in unrealized appreciation/depreciation of:
Investments in unaffiliated issuers	—	4,856,181	2,531,784	6,549,516
Futures	—	—	80,599	627,555
Options and swaptions written	—	(179,635)	(682,779)	(344,971)
Investments sold short	—	(79,491)	—	(1,179)
Swap agreements	—	(78,058)	(600,874)	(2,419,054)
Forward foreign currency contracts	—	—	115,801	8,732,234
Other assets and liabilities denominated in foreign currency	—	—	(105,845)	(83,882)
Net change in unrealized appreciation/depreciation	—	4,518,997	1,338,686	13,060,219
Net realized and unrealized gain (loss) from investment activities	232	13,578,849	4,460,072	30,204,333
Net increase in net assets resulting from operations	$11,393	$16,191,550	$7,700,233	$43,236,251

	PACE Municipal Fixed Income Investments	PACE International Fixed Income Investments	PACE High Yield Investments
Investment income:
Dividends	$—	$—	$28,543
Interest (net of foreign withholding taxes of $0; $548; $1,406; $3,784; $0; $7,869 and $18,729, respectively)	6,765,202	8,458,524	14,531,261
Securities lending income (includes $0; $0; $1,565; $249; $0; $15 and $2,394, respectively earned from an affiliated entity)	—	597	74,690
	6,765,202	8,459,121	14,634,494
Expenses:
Investment management and administration fees	1,099,405	2,219,872	1,829,530
Service fees–Class A	77,648	72,978	22,493
Service and distribution fees–Class C	42,033	16,426	19,206
Transfer agency and related services fees	79,254	506,096	355,981
Professional fees	75,522	96,086	75,436
Reports and notices to shareholders	8,129	29,706	21,212
State registration fees	27,102	29,540	29,434
Trustees' fees	13,795	15,462	13,417
Custody and accounting fees	69,854	269,657	98,797
Insurance expense	4,537	6,623	4,937
Interest expense	—	9,621	—
Other expenses	13,390	15,337	14,096
	1,510,669	3,287,404	2,484,539
Fee waivers and/or expense reimbursements	(45,877)	(317,699)	(91,262)
Recoupment of fees waived or expenses previously reimbursed	1,590	65,972	—
Net expenses	1,466,382	3,035,677	2,393,277
Net investment income	5,298,820	5,423,444	12,241,217
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments	1,093,619	(3,473,329)	389,677
Futures	—	812,721	(610,502)
Options and swaptions written	—	—	—
Investments sold short	—	—	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	10,329,069	6,547,965
Foreign currency transactions	—	(2,029,443)	(220,627)
Net realized gain (losses)	1,093,619	5,639,018	6,106,513
Net change in unrealized appreciation/depreciation of:
Investments in unaffiliated issuers	8,183,396	(25,472,842)	(37,627,286)
Futures	—	(1,780,994)	(817,317)
Options and swaptions written	—	—	—
Investments sold short	—	—	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	6,056,974	3,212,441
Other assets and liabilities denominated in foreign currency	—	(340,681)	(152,006)
Net change in unrealized appreciation/depreciation	8,183,396	(21,537,543)	(35,384,168)
Net realized and unrealized gain (loss) from investment activities	9,277,015	(15,898,525)	(29,277,655)
Net increase in net assets resulting from operations	$14,575,835	$(10,475,081)	$(17,036,438)
See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of operations (concluded)
For the six months ended January 31, 2015 (unaudited)

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Investment income:
Dividends (net of foreign withholding taxes of $49,661; $0; $12,147; $10,253; $756,530; $368,949; $0 and $47,956, respectively)	$16,001,266	$6,267,548	$5,247,933	$1,069,655
Interest (net of foreign withholding taxes of $0; $0; $0; $0; $0; $251; $0 and $0, respectively)	—	—	—	—
Securities lending income (includes $75; $418; $1,587; $3,896; $1,772; $1,721; $120 and $0, respectively earned from an affiliated entity)	28,963	23,613	71,024	260,435
	16,030,229	6,291,161	5,318,957	1,330,090
Expenses:
Investment management and administration fees	5,455,493	5,461,174	2,209,572	2,137,595
Service fees–Class A	187,121	77,397	35,132	45,684
Service and distribution fees–Class C	77,972	21,049	25,585	20,035
Dividend expense, interest expense and other borrowing costs for investments sold short	2,703,940	—	—	—
Transfer agency and related services fees	593,236	556,281	527,463	530,510
Custody and accounting fees	285,585	272,042	107,189	103,598
Professional fees	104,495	80,501	76,457	81,850
Reports and notices to shareholders	47,486	37,628	34,950	50,994
State registration fees	33,444	33,672	28,209	28,154
Trustees' fees	22,877	22,250	15,193	15,026
Insurance expense	16,638	15,729	6,283	6,496
Interest expense	164	1,166	—	—
Other expenses	23,712	21,181	14,750	14,427
	9,552,163	6,600,070	3,080,783	3,034,369
Fee waivers and/or expense reimbursements	(37,269)	—	—	(66,924)
Recoupment of fees waived or expenses previously reimbursed	—	—	—	94,595
Net expenses	9,514,894	6,600,070	3,080,783	3,062,040
Net investment income (loss)	6,515,335	(308,909)	2,238,174	(1,731,950)
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments (net of foreign tax expense of $0; $0; $0; $0; $0; $292,224; $0; $0, respectively)	77,401,096	130,241,361	20,044,874	11,145,179
Futures	—	—	—	—
Options and swaptions written	—	—	—	—
Investments sold short	(477,495)	—	—	—
Swap agreements	—	—	—	—
Forward foreign currency contracts	—	—	—	—
Foreign currency transactions	(215)	—	21	(4)
Net realized gain (loss)	76,923,386	130,241,361	20,044,895	11,145,175
Net change in unrealized appreciation/depreciation of:
Investments (net of change in deferred foreign capital gains taxes of $0; $0; $0; $0; $0; $151,971; $0; $0, respectively)	(54,073,498)	(65,313,101)	(18,959,191)	18,152,885
Futures	—	—	—	—
Options and swaptions written	—	—	—	—
Investments sold short	(1,000,927)	—	—	—
Swap agreements	—	—	—	—
Forward foreign currency contracts	—	—	—	—
Other assets and liabilities denominated in foreign currency	61	—	—	—
Net change in unrealized appreciation/depreciation	(55,074,364)	(65,313,101)	(18,959,191)	18,152,885
Net realized and unrealized gain (loss) from investment activities	21,849,022	64,928,260	1,085,704	29,298,060
Net increase in net assets resulting from operations	$28,364,357	$64,619,351	$3,323,878	$27,566,110

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Investment income:
Dividends (net of foreign withholding taxes of $49,661; $0; $12,147; $10,253; $756,530; $368,949; $0 and $47,956, respectively)	$11,798,207	$4,162,432	$2,771,977	$2,846,180
Interest (net of foreign withholding taxes of $0; $0; $0; $0; $0; $251; $0 and $0, respectively)	—	6	—	1,598,811
Securities lending income (includes $75; $418; $1,587; $3,896; $1,772; $1,721; $120 and $0, respectively earned from an affiliated entity)	172,309	118,800	10,496	—
	11,970,516	4,281,238	2,782,473	4,444,991
Expenses:
Investment management and administration fees	4,730,006	2,613,850	608,795	4,982,269
Service fees–Class A	60,809	17,337	5,142	77,978
Service and distribution fees–Class C	13,836	9,915	1,481	33,345
Dividend expense, interest expense and other borrowing costs for investments sold short	1,571,931	—	—	158,077
Transfer agency and related services fees	538,892	494,185	350,454	269,456
Custody and accounting fees	505,570	439,590	57,075	255,440
Professional fees	113,259	123,807	88,769	152,502
Reports and notices to shareholders	67,071	30,798	19,369	29,257
State registration fees	33,793	29,908	25,714	39,039
Trustees' fees	20,011	14,295	11,576	16,160
Insurance expense	12,352	4,962	1,531	7,310
Interest expense	97	51	—	66,390
Other expenses	29,138	26,570	20,556	36,199
	7,696,765	3,805,268	1,190,462	6,123,422
Fee waivers and/or expense reimbursements	(160,270)	(225,742)	(270,649)	(195,899)
Recoupment of fees waived or expenses previously reimbursed	—	—	—	623
Net expenses	7,536,495	3,579,526	919,813	5,928,146
Net investment income (loss)	4,434,021	701,712	1,862,660	(1,483,155)
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments (net of foreign tax expense of $0; $0; $0; $0; $0; $292,224; $0; $0, respectively)	(11,402,658)	3,442,050	7,034,736	8,950,043
Futures	—	—	—	1,932,272
Options and swaptions written	—	—	—	(16,001,836)
Investments sold short	1,443,369	—	—	(2,087,597)
Swap agreements	—	—	—	212,248
Forward foreign currency contracts	701,310	(3,139)	—	25,319,168
Foreign currency transactions	(1,111,686)	(299,053)	(50,802)	(347,150)
Net realized gain (loss)	(10,369,665)	3,139,858	6,983,934	17,977,148
Net change in unrealized appreciation/depreciation of:
Investments (net of change in deferred foreign capital gains taxes of $0; $0; $0; $0; $0; $151,971; $0; $0, respectively)	(67,143,534)	(29,698,838)	2,217,255	(18,508,188)
Futures	—	—	—	4,912,450
Options and swaptions written	—	—	—	1,448,314
Investments sold short	10,367,332	—	—	4,649,437
Swap agreements	—	—	—	(4,883,417)
Forward foreign currency contracts	(78,260)	—	—	9,392,930
Other assets and liabilities denominated in foreign currency	56,272	20,910	(2,707)	(37,375)
Net change in unrealized appreciation/depreciation	(56,798,190)	(29,677,928)	2,214,548	(3,025,849)
Net realized and unrealized gain (loss) from investment activities	(67,167,855)	(26,538,070)	9,198,482	14,951,299
Net increase in net assets resulting from operations	$(62,733,834)	$(25,836,358)	$11,061,142	$13,468,144

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets

	PACE Money Market Investments		PACE Mortgage-Backed Securities Fixed Income Investments		PACE Intermediate Fixed Income Investments
	For the six months ended January 31, 2015 (unaudited)	For the year ended July 31, 2014	For the six months ended January 31, 2015 (unaudited)	For the year ended July 31, 2014	For the six months ended January 31, 2015 (unaudited)	For the year ended July 31, 2014
From operations:
Net investment income	$11,161	$27,332	$2,612,701	$7,761,989	$3,240,161	$6,301,354
Net realized gain (loss)	232	—	9,059,852	7,925,094	3,121,386	2,868,319
Net change in unrealized appreciation	—	—	4,518,997	6,328,559	1,338,686	1,829,571
Net increase in net assets resulting from operations	11,393	27,332	16,191,550	22,015,642	7,700,233	10,999,244
Dividends and distributions to shareholders from:
Net investment income–Class A	—	—	(464,293)	(1,312,855)	(163,151)	(355,486)
Net investment income–Class C	—	—	(77,123)	(233,826)	(8,114)	(17,962)
Net investment income–Class Y	—	—	(455,538)	(1,221,484)	(4,282)	(9,032)
Net investment income–Class P	(11,161)	(27,332)	(4,165,415)	(10,322,100)	(3,180,279)	(6,061,851)
Net realized gains–Class A	—	—	—	—	(20,543)	—
Net realized gains–Class C	—	—	—	—	(1,929)	—
Net realized gains–Class Y	—	—	—	—	(533)	—
Net realized gains–Class P	—	(664)	—	—	(393,337)	—
Return of capital–Class A	—	—	—	—	—	—
Return of capital–Class C	—	—	—	—	—	—
Return of capital–Class Y	—	—	—	—	—	—
Return of capital–Class P	—	—	—	—	—	—
	(11,161)	(27,996)	(5,162,369)	(13,090,265)	(3,772,168)	(6,444,331)
From beneficial interest transactions:
Net proceeds from shares sold	125,236,122	228,597,765	54,097,755	112,353,502	42,241,685	92,027,450
Cost of shares repurchased	(112,422,257)	(326,432,653)	(73,106,252)	(165,018,741)	(50,796,754)	(105,261,785)
Proceeds from dividends reinvested	6,230	16,299	4,763,923	12,128,536	3,474,240	5,926,805
Net increase (decrease) in net assets from beneficial interest transactions	12,820,095	(97,818,589)	(14,244,574)	(40,536,703)	(5,080,829)	(7,307,530)
Redemption fees	—	—	17,562	34,876	7,987	38,890
Cash payment from investment advisor	—	2,430	—	—	—	—
Net increase (decrease) in net assets	12,820,327	(97,816,823)	(3,197,831)	(31,576,450)	(1,144,777)	(2,713,727)
Net assets:
Beginning of period	212,025,121	309,841,944	556,813,595	588,390,045	447,894,519	450,608,246
End of period	$224,845,448	$212,025,121	$553,615,764	$556,813,595	$446,749,742	$447,894,519
Accumulated undistributed (distributions in excess of) net investment income	$—	$—	$(2,226,768)	$322,900	$1,412,148	$1,527,813

	PACE Strategic Fixed Income Investments		PACE Municipal Fixed Income Investments
	For the six months ended January 31, 2015 (unaudited)	For the year ended July 31, 2014	For the six months ended January 31, 2015 (unaudited)	For the year ended July 31, 2014
From operations:
Net investment income	$13,031,918	$26,690,206	$5,298,820	$10,708,966
Net realized gain (loss)	17,144,114	(51,668,368)	1,093,619	(211,790)
Net change in unrealized appreciation	13,060,219	58,741,670	8,183,396	11,172,886
Net increase in net assets resulting from operations	43,236,251	33,763,508	14,575,835	21,670,062
Dividends and distributions to shareholders from:
Net investment income–Class A	(407,443)	(1,093,304)	(735,252)	(1,629,590)
Net investment income–Class C	(135,116)	(284,606)	(104,766)	(242,152)
Net investment income–Class Y	(40,109)	(64,062)	(1,099)	(2,344)
Net investment income–Class P	(11,658,971)	(18,535,802)	(4,463,010)	(8,835,545)
Net realized gains–Class A	—	(1,489,110)	—	(470,526)
Net realized gains–Class C	—	(461,758)	—	(87,525)
Net realized gains–Class Y	—	(68,122)	—	(611)
Net realized gains–Class P	—	(22,126,780)	—	(2,253,307)
Return of capital–Class A	—	(325,239)	—	—
Return of capital–Class C	—	(86,293)	—	—
Return of capital–Class Y	—	(21,117)	—	—
Return of capital–Class P	—	(6,271,593)	—	—
	(12,241,639)	(50,827,786)	(5,304,127)	(13,521,600)
From beneficial interest transactions:
Net proceeds from shares sold	91,652,302	192,427,019	46,940,022	104,146,434
Cost of shares repurchased	(125,659,802)	(196,510,676)	(53,320,681)	(91,324,849)
Proceeds from dividends reinvested	11,388,105	47,858,156	4,501,555	11,528,562
Net increase (decrease) in net assets from beneficial interest transactions	(22,619,395)	43,774,499	(1,879,104)	24,350,147
Redemption fees	12,837	58,134	7,274	44,631
Cash payment from investment advisor	—	—	—	—
Net increase (decrease) in net assets	8,388,054	26,768,355	7,399,878	32,543,240
Net assets:
Beginning of period	952,167,963	925,399,608	409,339,292	376,796,052
End of period	$960,556,017	$952,167,963	$416,739,170	$409,339,292
Accumulated undistributed (distributions in excess of) net investment income	$2,782,969	$1,992,690	$(5,307)	$—

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets (continued)

	PACE International Fixed Income Investments		PACE High Yield Investments		PACE Large Co Value Equity Investments
	For the six months ended January 31, 2015 (unaudited)	For the year ended July 31, 2014	For the six months ended January 31, 2015 (unaudited)	For the year ended July 31, 2014	For the six months ended January 31, 2015 (unaudited)	For the year ended July 31, 2014
From operations:
Net investment income (loss)	$5,423,444	$11,201,652	$12,241,217	$23,440,037	$6,515,335	$20,273,624
Net realized gain (loss)	5,639,018	(4,577,908)	6,106,513	(1,047,006)	76,923,386	198,807,800
Net change in unrealized appreciation/depreciation	(21,537,543)	22,284,778	(35,384,168)	9,567,277	(55,074,364)	(30,152,444)
Net increase (decrease) in net assets resulting from operations	(10,475,081)	28,908,522	(17,036,438)	31,960,308	28,364,357	188,928,980
Dividends and distributions to shareholders from:
Net investment income–Class A	(1,159,696)	(833,795)	(448,114)	(1,268,377)	(1,525,090)	(1,315,722)
Net investment income–Class C	(80,323)	(54,066)	(120,316)	(280,907)	(66,854)	(19,938)
Net investment income–Class Y	(118,595)	(71,009)	(34,757)	(92,661)	(293,672)	(207,331)
Net investment income–Class P	(11,806,844)	(6,550,277)	(11,722,816)	(21,950,316)	(18,788,240)	(13,005,353)
Net realized gains–Class A	—	—	(95,677)	—	(14,137,477)	(1,838,160)
Net realized gains–Class C	—	—	(69,906)	—	(1,652,069)	(180,129)
Net realized gains–Class Y	—	—	(17,723)	—	(2,152,081)	(227,508)
Net realized gains–Class P	—	—	(6,528,524)	—	(138,589,857)	(14,281,952)
Return of capital–Class A	—	(806,051)	—	—	—	—
Return of capital–Class C	—	(49,250)	—	—	—	—
Return of capital–Class Y	—	(72,295)	—	—	—	—
Return of capital–Class P	—	(6,947,465)	—	—	—	—
	(13,165,458)	(15,384,208)	(19,037,833)	(23,592,261)	(177,205,340)	(31,076,093)
From beneficial interest transactions:
Net proceeds from shares sold	52,369,141	125,801,209	53,984,201	112,560,344	83,960,038	162,005,183
Cost of shares repurchased	(61,932,797)	(102,673,820)	(62,622,356)	(68,545,516)	(146,288,680)	(215,055,013)
Proceeds from dividends reinvested	12,203,889	14,273,058	17,783,254	21,936,286	168,241,204	29,528,230
Net increase (decrease) in net assets from beneficial interest transactions	2,640,233	37,400,447	9,145,099	65,951,114	105,912,562	(23,521,600)
Redemption fees	9,415	27,701	9,256	20,704	12,905	21,338
Net increase (decrease) in net assets	(20,990,891)	50,952,462	(26,919,916)	74,339,865	(42,915,516)	134,352,625
Net assets:
Beginning of period	599,158,126	548,205,664	462,625,394	388,285,529	1,453,921,604	1,319,568,979
End of period	$578,167,235	$599,158,126	$435,705,478	$462,625,394	$1,411,006,088	$1,453,921,604
Accumulated undistributed (distributions in excess of) net investment income	$(27,554,564)	$(19,812,550)	$154,849	$239,635	$(116,787)	$14,041,734

	PACE Large Co Growth Equity Investments		PACE Small/Medium Co Value Equity Investments
	For the six months ended January 31, 2015 (unaudited)	For the year ended July 31, 2014	For the six months ended January 31, 2015 (unaudited)	For the year ended July 31, 2014
From operations:
Net investment income (loss)	$(308,909)	$6,794,441	$2,238,174	$1,652,729
Net realized gain (loss)	130,241,361	135,121,323	20,044,895	81,410,116
Net change in unrealized appreciation/depreciation	(65,313,101)	92,163,332	(18,959,191)	(20,855,506)
Net increase (decrease) in net assets resulting from operations	64,619,351	234,079,096	3,323,878	62,207,339
Dividends and distributions to shareholders from:
Net investment income–Class A	—	(93,180)	(24,600)	(123,184)
Net investment income–Class C	—	—	—	—
Net investment income–Class Y	(35,724)	(56,520)	(4,681)	(4,125)
Net investment income–Class P	(2,888,553)	(4,519,165)	(2,389,968)	(2,270,922)
Net realized gains–Class A	(5,095,957)	(5,660,146)	(2,280,425)	(3,844,514)
Net realized gains–Class C	(525,244)	(411,158)	(685,859)	(678,374)
Net realized gains–Class Y	(1,776,075)	(1,274,197)	(113,176)	(98,053)
Net realized gains–Class P	(147,940,392)	(100,636,569)	(62,243,868)	(55,352,971)
Return of capital–Class A	—	—	—	—
Return of capital–Class C	—	—	—	—
Return of capital–Class Y	—	—	—	—
Return of capital–Class P	—	—	—	—
	(158,261,945)	(112,650,935)	(67,742,577)	(62,372,143)
From beneficial interest transactions:
Net proceeds from shares sold	81,868,903	161,742,711	41,979,688	82,288,030
Cost of shares repurchased	(146,496,870)	(208,911,465)	(57,111,196)	(80,325,500)
Proceeds from dividends reinvested	151,448,759	108,102,059	64,935,244	60,066,647
Net increase (decrease) in net assets from beneficial interest transactions	86,820,792	60,933,305	49,803,736	62,029,177
Redemption fees	12,493	15,144	5,207	9,880
Net increase (decrease) in net assets	(6,809,309)	182,376,610	(14,609,756)	61,874,253
Net assets:
Beginning of period	1,377,845,568	1,195,468,958	548,434,239	486,559,986
End of period	$1,371,036,259	$1,377,845,568	$533,824,483	$548,434,239
Accumulated undistributed (distributions in excess of) net investment income	$2,743,496	$5,976,682	$664,137	$845,212

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets (concluded)

	PACE Small/Medium Co Growth Equity Investments		PACE International Equity Investments		PACE International Emerging Markets Equity Investments
	For the six months ended January 31, 2015 (unaudited)	For the year ended July 31, 2014	For the six months ended January 31, 2015 (unaudited)	For the year ended July 31, 2014	For the six months ended January 31, 2015 (unaudited)	For the year ended July 31, 2014
From operations:
Net investment income (loss)	$(1,731,950)	$(3,584,493)	$4,434,021	$27,480,414	$701,712	$5,687,687
Net realized gain (loss)	11,145,175	95,557,895	(10,369,665)	121,876,378	3,139,858	2,879,849
Net change in unrealized appreciation/depreciation	18,152,885	(66,221,815)	(56,798,190)	(15,024,293)	(29,677,928)	36,570,988
Net increase (decrease) in net assets resulting from operations	27,566,110	25,751,587	(62,733,834)	134,332,499	(25,836,358)	45,138,524
Dividends and distributions to shareholders from:
Net investment income–Class A	—	—	(775,097)	(1,012,743)	(31,788)	(56,842)
Net investment income–Class C	—	—	(43,304)	(29,289)	(4,650)	—
Net investment income–Class Y	—	—	(574,833)	(450,709)	(130,682)	(71,062)
Net investment income–Class P	—	—	(26,674,334)	(19,226,294)	(5,205,080)	(2,015,608)
Net realized gains–Class A	(3,951,907)	(5,458,589)	—	—	—	—
Net realized gains–Class C	(684,644)	(647,674)	—	—	—	—
Net realized gains–Class Y	(102,429)	(80,208)	—	—	—	—
Net realized gains–Class P	(70,593,504)	(59,054,952)	—	—	—	—
	(75,332,484)	(65,241,423)	(28,067,568)	(20,719,035)	(5,372,200)	(2,143,512)
From beneficial interest transactions:
Net proceeds from shares sold	40,122,082	77,387,031	85,474,903	181,513,316	52,053,053	131,706,820
Cost of shares repurchased	(57,846,376)	(84,716,724)	(97,263,816)	(148,140,850)	(46,375,040)	(61,459,183)
Proceeds from dividends reinvested	72,340,405	62,774,773	26,584,236	19,763,258	5,120,783	2,057,646
Net increase in net assets from beneficial interest transactions	54,616,111	55,445,080	14,795,323	53,135,724	10,798,796	72,305,283
Redemption fees	4,911	9,429	11,887	22,296	8,246	23,103
Net increase (decrease) in net assets	6,854,648	15,964,673	(75,994,192)	166,771,484	(20,401,516)	115,323,398
Net assets:
Beginning of period	519,322,025	503,357,352	1,108,979,504	942,208,020	481,695,217	366,371,819
End of period	$526,176,673	$519,322,025	$1,032,985,312	$1,108,979,504	$461,293,701	$481,695,217
Accumulated undistributed (distributions in excess of) net investment income	$(1,663,177)	$68,773	$(1,542,393)	$22,091,154	$94,479	$4,764,967

	PACE Global Real Estate Securities Investments		PACE Alternative Strategies Investments
	For the six months ended January 31, 2015 (unaudited)	For the year ended July 31, 2014	For the six months ended January 31, 2015 (unaudited)	For the year ended July 31, 2014
From operations:
Net investment income (loss)	$1,862,660	$2,392,334	$(1,483,155)	$(4,228,385)
Net realized gain (loss)	6,983,934	7,802,754	17,977,148	34,549,034
Net change in unrealized appreciation/depreciation	2,214,548	9,097,795	(3,025,849)	6,765,019
Net increase (decrease) in net assets resulting from operations	11,061,142	19,292,883	13,468,144	37,085,668
Dividends and distributions to shareholders from:
Net investment income–Class A	—	(94,946)	—	(1,162,407)
Net investment income–Class C	(7,950)	(2,423)	(13,698)	(59,766)
Net investment income–Class Y	(9,819)	(5,667)	(37,288)	(101,008)
Net investment income–Class P	(5,232,436)	(2,570,365)	(7,024,093)	(10,975,679)
Net realized gains–Class A	—	—	—	—
Net realized gains–Class C	—	—	—	—
Net realized gains–Class Y	—	—	—	—
Net realized gains–Class P	—	—	—	—
	(5,250,205)	(2,673,401)	(7,075,079)	(12,298,860)
From beneficial interest transactions:
Net proceeds from shares sold	15,889,101	30,881,013	168,973,372	197,094,073
Cost of shares repurchased	(19,806,444)	(21,004,857)	(149,414,351)	(88,629,959)
Proceeds from dividends reinvested	4,972,533	2,551,689	6,583,236	11,607,572
Net increase in net assets from beneficial interest transactions	1,055,190	12,427,845	26,142,257	120,071,686
Redemption fees	1,746	4,868	12,364	37,185
Net increase (decrease) in net assets	6,867,873	29,052,195	32,547,686	144,895,679
Net assets:
Beginning of period	151,310,282	122,258,087	699,705,247	554,809,568
End of period	$158,178,155	$151,310,282	$732,252,933	$699,705,247
Accumulated undistributed (distributions in excess of) net investment income	$(3,312,159)	$75,386	$(17,733,764)	$(9,175,530)

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of cash flows
For the six months ended January 31, 2015 (unaudited)

PACE Strategic Fixed Income Investments
Cash flows from operating activities
Net increase in net assets resulting from operations	$43,236,251
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Purchases of long-term investments	(825,225,952)
Proceeds from disposition of long-term investments	809,175,533
Net purchases from short-term investments	(34,571,484)
Net realized (gains) from investments in securities	(12,220,901)
Net accretion of bond discount and amortization of bond premium	1,809,324
Net change in unrealized appreciation/depreciation of investments in securities	(6,549,516)
Net change in unrealized appreciation/depreciation of investments sold short	1,179
Net change in unrealized appreciation/depreciation of forward foreign currency contracts	(8,732,234)
Changes in assets and liabilities:
(Increase) decrease in assets:
Cash collateral on futures	(149,139)
Cash collateral on swap agreements	(519,000)
Due from broker	858,924
Receivable for interest	(113,716)
Receivable for when issued TBA	(12,852,929)
Swap agreements, at value	614,634
Receivable for variation margin on swap agreements	361,190
Receivable for foreign tax reclaims	(1,603)
Other assets	(24,252)
Increase (decrease) in liabilities:
Due to broker	8,423,968
Payable for cash collateral from securities loaned	6,210,545
Payable for when issued TBA	9,268,154
Payable for variation margin on futures	(629,997)
Options and swaptions written, at value	760,555
Swap agreements, at value	568,520
Payable to affiliate	(15,320)
Payable to custodian	(37,107)
Deferred payable for dollar roll transactions	6,717
Payable for dividends and interest on investments sold short	3,784
Accrued expenses and other liabilities	(29,417)
Net cash used from operating activities	(20,373,289)
Cash flows from financing activities
Proceeds from dollar roll transactions	4,401,067,578
Repayments of dollar roll transactions	(4,341,793,554)
Proceeds from shares sold	92,290,443
Cost of shares repurchased	(125,848,448)
Dividends paid to shareholders	(853,534)
Redemption fees	12,837
Net cash provided by financing activities	24,875,322
Net increase in cash and foreign currency	4,502,033
Cash and foreign currency, beginning of period	4,004,872
Cash and foreign currency, end of period	$8,506,905
Supplemental disclosure of cash flow information:
Reinvestment of dividends	$(11,388,105)
Cash paid during the period for interest	$118,431

PACE Select Advisors Trust

Statement of cash flows (continued)
For the six months ended January 31, 2015 (unaudited)

PACE Large Co Value Equity Investments
Cash flows from operating activities
Net increase in net assets resulting from operations	$28,364,357
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided from operating activities:
Purchases of long-term investments	(459,592,734)
Purchases to cover investments sold short	(91,458,384)
Proceeds from disposition of long-term investments	528,929,038
Sales of investments sold short	96,137,178
Net proceeds from short-term investments	(7,863,522)
Net realized (gains) from investments in securities	(77,401,096)
Net realized losses from investments sold short	477,495
Net change in unrealized depreciation of investments in securities	54,073,498
Net change in unrealized depreciation of investments sold short	1,000,927
Changes in assets and liabilities:
(Increase) decrease in assets:
Cash collateral on deposit at custodian for securities loaned	(24,422,786)
Receivable for interest	884,762
Receivable for foreign tax reclaims	39,287
Other assets	(36,141)
Increase (decrease) in liabilities:
Payable for cash collateral from securities loaned	24,843,308
Payable to affiliate	(39,746)
Payable for dividends and interest on investments sold short	139,721
Payable to custodian	(81,866)
Accrued expenses and other liabilities	(27,361)
Net cash provided from operating activities	73,965,935
Cash flows from financing activities
Proceeds from shares sold	84,118,016
Cost of shares repurchased	(147,105,705)
Dividends paid to shareholders	(8,964,136)
Redemption fees	12,905
Net cash used in financing activities	(71,938,920)
Net increase in cash and foreign currency	2,027,015
Cash and foreign currency, beginning of period	—
Cash and foreign currency, end of period	$2,027,015
Supplemental disclosure of cash flow information:
Reinvestment of dividends	$(168,241,204)
Cash paid during the period for interest	$164

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of cash flows (concluded)
For the six months ended January 31, 2015 (unaudited)

PACE International Equity Investments
Cash flows from operating activities
Net decrease in net assets resulting from operations	$(62,733,834)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided from operating activities:
Purchases of long-term investments	(336,467,723)
Purchases to cover investments sold short	(86,995,501)
Proceeds from disposition of long-term investments	338,503,155
Sales of investments sold short	91,083,277
Net proceeds from short-term investments	(16,800,182)
Net realized losses from investments in securities	11,402,658
Net realized (gains) from investments sold short	(1,443,369)
Net change in unrealized appreciation/depreciation of investments in securities	67,143,534
Net change in unrealized appreciation/depreciation of investments sold short	(10,367,332)
Changes in assets and liabilities:
(Increase) decrease in assets:
Cash collateral on deposit at custodian for securities loaned	(45,034,537)
Receivable for interest	1,032,145
Unrealized appreciation on forward foreign currency contracts	78,260
Receivable for foreign tax reclaims	50,021
Other assets	(30,301)
Increase (decrease) in liabilities:
Payable for cash collateral from securities loaned	60,114,719
Payable for foreign withholding taxes and foreign capital gains taxes	(121,722)
Payable to affiliate	(84,000)
Payable for dividends and interest on investments sold short	38,827
Payable to custodian	(95,616)
Accrued expenses and other liabilities	21,323
Net cash provided from operating activities	9,293,802
Cash flows from financing activities
Proceeds from shares sold	85,878,722
Cost of shares repurchased	(98,471,539)
Dividends paid to shareholders	(1,483,332)
Redemption fees	11,887
Net cash provided from financing activities	(14,064,262)
Net decrease in cash and foreign currency	(4,770,460)
Cash and foreign currency, beginning of period	4,905,582
Cash and foreign currency, end of period	$135,122
Supplemental disclosure of cash flow information:
Reinvestment of dividends	$(26,584,236)
Cash paid during the period for interest	$97

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PACE Select Advisors Trust

PACE Money Market Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	Six months ended January 31, 2015	Years ended July 31,
	(unaudited)	2014	2013	2012	2011	2010
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.000[1]	0.000[1]	0.000[1]	0.000[1]	0.000[1]	0.000[1]
Dividends from net investment income	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]
Distributions from net realized gains	—	(0.000)[1]	—	—	(0.000)[1]	(0.000)[1]
Total dividends and distributions	0.000[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.01%	0.01%[3]	0.01%	0.01%	0.01%	0.01%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.94%[4]	0.91%	0.88%	0.89%	0.88%	0.90%
Expenses after fee waivers and/or expense reimbursements	0.13%[4]	0.14%	0.19%	0.19%	0.25%	0.27%
Net investment income	0.01%[4]	0.01%	0.01%	0.01%	0.01%	0.01%
Supplemental data:
Net assets, end of period (000's)	$224,845	$212,025	$309,842	$337,091	$365,844	$386,217

1  Amount represents less than $0.0005 per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include program fees; results would be lower if these fees were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

3  Payment from investment advisor as disclosed on page 316 had no impact on the Portfolio's total investment return and represents less than $0.0005 per share.

4  Annualized.

See accompanying notes to financial statements.

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PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2015	Years ended July 31,
	(unaudited)	2014	2013	2012	2011	2010
Net asset value, beginning of period	$12.82	$12.62	$13.46	$13.31	$13.71	$13.36
Net investment income[1]	0.05	0.15	0.11	0.22	0.29	0.41
Net realized and unrealized gains (losses)	0.32	0.32	(0.39)	0.34	0.20	0.86
Net increase (decrease) from operations	0.37	0.47	(0.28)	0.56	0.49	1.27
Dividends from net investment income	(0.11)	(0.27)	(0.31)	(0.34)	(0.38)	(0.46)
Distributions from net realized gains	—	—	(0.25)	(0.07)	(0.51)	(0.46)
Total dividends and distributions	(0.11)	(0.27)	(0.56)	(0.41)	(0.89)	(0.92)
Net asset value, end of period	$13.08	$12.82	$12.62	$13.46	$13.31	$13.71
Total investment return[2]	2.86%	3.74%	(2.29)%	4.34%	3.74%	9.92%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.08%[3]	1.07%	1.05%	1.05%	1.06%[4]	1.08%[4]
Expenses after fee waivers and/or expense reimbursements	0.97%[3]	0.97%	0.99%	1.02%	1.02%[4]	1.02%[4]
Net investment income	0.72%[3]	1.17%	0.83%	1.68%	2.16%	3.06%
Supplemental data:
Net assets, end of period (000's)	$51,233	$59,834	$66,554	$78,764	$80,727	$92,416
Portfolio turnover	691%	1,117%	1,336%	1,046%	1,105%	1,065%
	Class Y
	Six months ended January 31, 2015	Years ended July 31,
	(unaudited)	2014	2013	2012	2011	2010
Net asset value, beginning of period	$12.82	$12.62	$13.47	$13.31	$13.71	$13.36
Net investment income[1]	0.06	0.18	0.14	0.26	0.32	0.44
Net realized and unrealized gains (losses)	0.32	0.32	(0.40)	0.35	0.20	0.86
Net increase (decrease) from operations	0.38	0.50	(0.26)	0.61	0.52	1.30
Dividends from net investment income	(0.12)	(0.30)	(0.34)	(0.38)	(0.41)	(0.49)
Distributions from net realized gains	—	—	(0.25)	(0.07)	(0.51)	(0.46)
Total dividends and distributions	(0.12)	(0.30)	(0.59)	(0.45)	(0.92)	(0.95)
Net asset value, end of period	$13.08	$12.82	$12.62	$13.47	$13.31	$13.71
Total investment return[2]	3.00%	4.00%	(2.05)%	4.60%	4.00%	10.20%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.88%[3]	0.87%	0.85%	0.86%	0.88%[4]	0.89%[4]
Expenses after fee waivers and/or expense reimbursements	0.72%[3]	0.72%	0.74%	0.77%	0.77%[4]	0.77%[4]
Net investment income	0.97%[3]	1.42%	1.08%	1.92%	2.42%	3.29%
Supplemental data:
Net assets, end of period (000's)	$49,152	$47,959	$57,567	$61,428	$50,830	$49,486
Portfolio turnover	691%	1,117%	1,336%	1,046%	1,105%	1,065%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment returns for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Annualized.

4  Includes interest expense representing less than 0.005%.

	Class C
	Six months ended January 31, 2015	Years ended July 31,
	(unaudited)	2014	2013	2012	2011	2010
Net asset value, beginning of period	$12.84	$12.63	$13.48	$13.32	$13.72	$13.37
Net investment income[1]	0.01	0.09	0.04	0.16	0.22	0.35
Net realized and unrealized gains (losses)	0.31	0.32	(0.40)	0.34	0.20	0.85
Net increase (decrease) from operations	0.32	0.41	(0.36)	0.50	0.42	1.20
Dividends from net investment income	(0.07)	(0.20)	(0.24)	(0.27)	(0.31)	(0.39)
Distributions from net realized gains	—	—	(0.25)	(0.07)	(0.51)	(0.46)
Total dividends and distributions	(0.07)	(0.20)	(0.49)	(0.34)	(0.82)	(0.85)
Net asset value, end of period	$13.09	$12.84	$12.63	$13.48	$13.32	$13.72
Total investment return[2]	2.53%	3.29%	(2.78)%	3.81%	3.22%	9.37%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.60%[3]	1.59%	1.56%	1.56%	1.58%[4]	1.61%[4]
Expenses after fee waivers and/or expense reimbursements	1.47%[3]	1.47%	1.49%	1.52%	1.52%[4]	1.52%[4]
Net investment income	0.22%[3]	0.67%	0.33%	1.19%	1.66%	2.56%
Supplemental data:
Net assets, end of period (000's)	$13,447	$13,958	$16,907	$20,710	$22,064	$24,394
Portfolio turnover	691%	1,117%	1,336%	1,046%	1,105%	1,065%
	Class P
	Six months ended January 31, 2015	Years ended July 31,
	(unaudited)	2014	2013	2012	2011	2010
Net asset value, beginning of period	$12.83	$12.63	$13.47	$13.32	$13.71	$13.36
Net investment income[1]	0.06	0.18	0.14	0.26	0.32	0.44
Net realized and unrealized gains (losses)	0.31	0.32	(0.39)	0.34	0.21	0.86
Net increase (decrease) from operations	0.37	0.50	(0.25)	0.60	0.53	1.30
Dividends from net investment income	(0.12)	(0.30)	(0.34)	(0.38)	(0.41)	(0.49)
Distributions from net realized gains	—	—	(0.25)	(0.07)	(0.51)	(0.46)
Total dividends and distributions	(0.12)	(0.30)	(0.59)	(0.45)	(0.92)	(0.95)
Net asset value, end of period	$13.08	$12.83	$12.63	$13.47	$13.32	$13.71
Total investment return[2]	2.92%	4.00%	(1.97)%	4.52%	4.08%	10.20%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.91%[3]	0.90%	0.86%	0.85%	0.86%[4]	0.88%[4]
Expenses after fee waivers and/or expense reimbursements	0.72%[3]	0.72%	0.74%	0.77%	0.77%[4]	0.77%[4]
Net investment income	0.97%[3]	1.41%	1.08%	1.93%	2.41%	3.30%
Supplemental data:
Net assets, end of period (000's)	$439,784	$435,063	$447,362	$453,841	$453,931	$477,172
Portfolio turnover	691%	1,117%	1,336%	1,046%	1,105%	1,065%
See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2015	Years ended July 31,
	(unaudited)	2014[1]	2013	2012	2011	2010
Net asset value, beginning of period	$12.33	$12.20	$12.42	$12.15	$12.02	$11.58
Net investment income[2]	0.08	0.14	0.12	0.21	0.26	0.34
Net realized and unrealized gains (losses)	0.12	0.14	(0.22)	0.28	0.12	0.49
Net increase (decrease) from operations	0.20	0.28	(0.10)	0.49	0.38	0.83
Dividends from net investment income	(0.08)	(0.15)	(0.12)	(0.22)	(0.25)	(0.39)
Distributions from net realized gains	(0.01)	—	—	—	—	—
Total dividends and distributions	(0.09)	(0.15)	(0.12)	(0.22)	(0.25)	(0.39)
Net asset value, end of period	$12.44	$12.33	$12.20	$12.42	$12.15	$12.02
Total investment return[3]	1.63%	2.30%	(0.93)%	4.16%	3.24%	7.24%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.03%[4,5]	1.03%	0.99%[4]	1.00%	0.99%[4]	1.00%[4]
Expenses after fee waivers and/or expense reimbursements	0.93%[4,5]	0.93%	0.93%[4]	0.93%	0.93%[4]	0.93%[4]
Net investment income	1.21%[5]	1.18%	0.98%	1.73%	2.18%	2.93%
Supplemental data:
Net assets, end of period (000's)	$21,731	$28,080	$31,355	$36,665	$39,022	$42,905
Portfolio turnover	266%	827%	818%	398%	664%	974%
	Class Y
	Six months ended January 31, 2015	Years ended July 31,
	(unaudited)	2014[1]	2013	2012	2011	2010
Net asset value, beginning of period	$12.33	$12.20	$12.43	$12.15	$12.02	$11.59
Net investment income[2]	0.09	0.18	0.15	0.24	0.29	0.38
Net realized and unrealized gains (losses)	0.12	0.13	(0.23)	0.29	0.12	0.48
Net increase (decrease) from operations	0.21	0.31	(0.08)	0.53	0.41	0.86
Dividends from net investment income	(0.09)	(0.18)	(0.15)	(0.25)	(0.28)	(0.43)
Distributions from net realized gains	(0.01)	—	—	—	—	—
Total dividends and distributions	(0.10)	(0.18)	(0.15)	(0.25)	(0.28)	(0.43)
Net asset value, end of period	$12.44	$12.33	$12.20	$12.43	$12.15	$12.02
Total investment return[3]	1.76%	2.56%	(0.68)%	4.42%	3.49%	7.53%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.90%[4,5]	1.05%	0.89%[4]	0.88%	0.83%[4]	0.74%[4]
Expenses after fee waivers and/or expense reimbursements	0.68%[4,5]	0.68%	0.68%[4]	0.68%	0.68%[4]	0.68%[4]
Net investment income	1.46%[5]	1.43%	1.24%	1.99%	2.42%	3.19%
Supplemental data:
Net assets, end of period (000's)	$568	$543	$674	$990	$1,277	$1,997
Portfolio turnover	266%	827%	818%	398%	664%	974%

1  As of the close of business, June 5, 2014, Babson Capital Management, LLC became an investment sub-advisor of the Portfolio.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Includes interest expense representing less than 0.005%.

5  Annualized.

	Class C
	Six months ended January 31, 2015	Years ended July 31,
	(unaudited)	2014[1]	2013	2012	2011	2010
Net asset value, beginning of period	$12.35	$12.22	$12.44	$12.17	$12.03	$11.59
Net investment income[2]	0.04	0.08	0.06	0.15	0.20	0.29
Net realized and unrealized gains (losses)	0.13	0.14	(0.23)	0.28	0.13	0.48
Net increase (decrease) from operations	0.17	0.22	(0.17)	0.43	0.33	0.77
Dividends from net investment income	(0.05)	(0.09)	(0.05)	(0.16)	(0.19)	(0.33)
Distributions from net realized gains	(0.01)	—	—	—	—	—
Total dividends and distributions	(0.06)	(0.09)	(0.05)	(0.16)	(0.19)	(0.33)
Net asset value, end of period	$12.46	$12.35	$12.22	$12.44	$12.17	$12.03
Total investment return[3]	1.37%	1.78%	(1.34)%	3.55%	2.80%	6.70%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.53%[4,5]	1.52%	1.49%[4]	1.51%	1.49%[4]	1.50%[4]
Expenses after fee waivers and/or expense reimbursements	1.43%[4,5]	1.43%	1.43%[4]	1.43%	1.43%[4]	1.43%[4]
Net investment income	0.71%[5]	0.68%	0.48%	1.23%	1.67%	2.43%
Supplemental data:
Net assets, end of period (000's)	$2,114	$2,260	$2,685	$3,270	$3,474	$4,646
Portfolio turnover	266%	827%	818%	398%	664%	974%
	Class P
	Six months ended January 31, 2015	Years ended July 31,
	(unaudited)	2014[1]	2013	2012	2011	2010
Net asset value, beginning of period	$12.33	$12.20	$12.43	$12.16	$12.02	$11.59
Net investment income[2]	0.09	0.18	0.15	0.24	0.29	0.37
Net realized and unrealized gains (losses)	0.12	0.13	(0.23)	0.28	0.13	0.48
Net increase (decrease) from operations	0.21	0.31	(0.08)	0.52	0.42	0.85
Dividends from net investment income	(0.09)	(0.18)	(0.15)	(0.25)	(0.28)	(0.42)
Distributions from net realized gains	(0.01)	—	—	—	—	—
Total dividends and distributions	(0.10)	(0.18)	(0.15)	(0.25)	(0.28)	(0.42)
Net asset value, end of period	$12.44	$12.33	$12.20	$12.43	$12.16	$12.02
Total investment return[3]	1.76%	2.56%	(0.68)%	4.33%	3.58%	7.51%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.82%[4,5]	0.82%	0.74%[4]	0.74%	0.72%[4]	0.73%[4]
Expenses after fee waivers and/or expense reimbursements	0.68%[4,5]	0.68%	0.68%[4]	0.68%	0.68%[4]	0.68%[4]
Net investment income	1.46%[5]	1.43%	1.22%	1.97%	2.43%	3.16%
Supplemental data:
Net assets, end of period (000's)	$422,337	$417,011	$415,894	$421,822	$411,723	$420,801
Portfolio turnover	266%	827%	818%	398%	664%	974%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2015[1]	Years ended July 31,
	(unaudited)	2014	2013	2012	2011	2010
Net asset value, beginning of period	$13.90	$14.16	$15.29	$14.55	$14.56	$13.09
Net investment income[2]	0.18	0.37	0.41	0.42	0.48	0.47
Net realized and unrealized gains (losses)	0.44	0.11	(0.78)	1.11	0.43	1.60
Net increase (decrease) from operations	0.62	0.48	(0.37)	1.53	0.91	2.07
Dividends from net investment income	(0.16)	(0.28)	(0.43)	(0.52)	(0.51)	(0.58)
Distributions from net realized gains	—	(0.37)	(0.33)	(0.27)	(0.41)	(0.02)
Return of capital	—	(0.09)	—	—	—	—
Total dividends, distributions and return of capital	(0.16)	(0.74)	(0.76)	(0.79)	(0.92)	(0.60)
Net asset value, end of period	$14.36	$13.90	$14.16	$15.29	$14.55	$14.56
Total investment return[3]	4.49%	3.51%	(2.60)%	10.86%	6.54%	16.09%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.11%[4]	1.06%[5]	1.03%[5]	1.04%[5]	1.09%	1.09%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.08%[4]	1.06%[5]	1.06%[5,6]	1.06%[5,6]	1.06%	1.06%
Expenses after fee waivers and/or expense reimbursement/ recoupments, excluding interest expense	1.06%[4]	1.05%[6]	1.05%[6]	1.06%	1.06%	1.06%
Net investment income	2.61%[4]	2.63%	2.72%	2.85%	3.38%	3.36%
Supplemental data:
Net assets, end of period (000's)	$15,660	$44,465	$67,417	$85,571	$56,151	$45,499
Portfolio turnover	82%	154%	186%	162%	444%	239%
	Class Y
	Six months ended January 31, 2015[1]	Years ended July 31,
	(unaudited)	2014	2013	2012	2011	2010
Net asset value, beginning of period	$13.89	$14.15	$15.28	$14.54	$14.54	$13.08
Net investment income[2]	0.19	0.40	0.42	0.46	0.52	0.51
Net realized and unrealized gains (losses)	0.44	0.12	(0.76)	1.10	0.44	1.59
Net increase (decrease) from operations	0.63	0.52	(0.34)	1.56	0.96	2.10
Dividends from net investment income	(0.18)	(0.31)	(0.46)	(0.55)	(0.55)	(0.62)
Distributions from net realized gains	—	(0.37)	(0.33)	(0.27)	(0.41)	(0.02)
Return of capital	—	(0.10)	—	—	—	—
Total dividends, distributions and return of capital	(0.18)	(0.78)	(0.79)	(0.82)	(0.96)	(0.64)
Net asset value, end of period	$14.34	$13.89	$14.15	$15.28	$14.54	$14.54
Total investment return[3]	4.65%	3.82%	(2.38)%	11.10%	6.80%	16.47%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	0.93%[4]	0.93%[5]	0.90%[5]	0.89%[5]	0.96%	0.85%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	0.83%[4]	0.81%[5]	0.81%[5]	0.81%[5]	0.81%	0.81%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding interest expenses	0.81%[4]	0.81%	0.81%	0.81%	0.81%	0.81%
Net investment income	2.72%[4]	2.90%	2.80%	3.09%	3.62%	3.63%
Supplemental data:
Net assets, end of period (000's)	$3,044	$3,158	$3,638	$5,907	$2,810	$3,058
Portfolio turnover	82%	154%	186%	162%	444%	239%

1  As of the close of business, January 20, 2015, Neuberger Berman Fixed Income LLC became an investment sub-advisor of the Portfolio. Pacific Investment Management Company LLC also continues to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total

	Class C
	Six months ended January 31, 2015	Years ended July 31,
	(unaudited)[1]	2014	2013	2012	2011	2010
Net asset value, beginning of period	$13.91	$14.17	$15.29	$14.56	$14.56	$13.09
Net investment income[2]	0.14	0.30	0.34	0.35	0.42	0.40
Net realized and unrealized gains (losses)	0.45	0.11	(0.78)	1.10	0.43	1.60
Net increase (decrease) from operations	0.59	0.41	(0.44)	1.45	0.85	2.00
Dividends from net investment income	(0.13)	(0.23)	(0.35)	(0.45)	(0.44)	(0.51)
Distributions from net realized gains	—	(0.37)	(0.33)	(0.27)	(0.41)	(0.02)
Return of capital	—	(0.07)	—	—	—	—
Total dividends, distributions and return of capital	(0.13)	(0.67)	(0.68)	(0.72)	(0.85)	(0.53)
Net asset value, end of period	$14.37	$13.91	$14.17	$15.29	$14.56	$14.56
Total investment return[3]	4.28%	3.03%	(2.99)%	10.25%	6.10%	15.52%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.55%[4]	1.53%[5]	1.51%[5]	1.52%[5]	1.53%	1.56%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.53%[4]	1.53%[5]	1.51%[5]	1.52%[5]	1.55%[6]	1.56%
Expenses after fee waivers and/or expense reimbursement/ recoupments, excluding interest expense	1.50%[4]	1.52%	1.51%	1.52%	1.55%[6]	1.56%
Net investment income	2.03%[4]	2.17%	2.26%	2.38%	2.88%	2.86%
Supplemental data:
Net assets, end of period (000's)	$14,086	$15,143	$20,992	$21,193	$12,856	$12,289
Portfolio turnover	82%	154%	186%	162%	444%	239%
	Class P
	Six months ended January 31, 2015	Years ended July 31,
	(unaudited)[1]	2014	2013	2012	2011	2010
Net asset value, beginning of period	$13.90	$14.16	$15.29	$14.55	$14.55	$13.08
Net investment income[2]	0.19	0.40	0.44	0.46	0.52	0.50
Net realized and unrealized gains (losses)	0.45	0.11	(0.78)	1.10	0.44	1.60
Net increase (decrease) from operations	0.64	0.51	(0.34)	1.56	0.96	2.10
Dividends from net investment income	(0.18)	(0.30)	(0.46)	(0.55)	(0.55)	(0.61)
Distributions from net realized gains	—	(0.37)	(0.33)	(0.27)	(0.41)	(0.02)
Return of capital	—	(0.10)	—	—	—	—
Total dividends, distributions and return of capital	(0.18)	(0.77)	(0.79)	(0.82)	(0.96)	(0.63)
Net asset value, end of period	$14.36	$13.90	$14.16	$15.29	$14.55	$14.55
Total investment return[3]	4.66%	3.77%	(2.37)%	11.09%	6.88%	16.39%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	0.82%[4]	0.81%[5]	0.81%[5]	0.82%[5]	0.84%	0.87%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	0.80%[4]	0.81%[5,6]	0.81%[5]	0.81%[5]	0.81%	0.81%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding interest expenses	0.78%[4]	0.81%[6]	0.81%	0.81%	0.81%	0.81%
Net investment income	2.74%[4]	2.90%	2.96%	3.10%	3.63%	3.62%
Supplemental data:
Net assets, end of period (000's)	$927,767	$889,402	$833,352	$795,829	$746,653	$691,186
Portfolio turnover	82%	154%	186%	162%	444%	239%

investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  Includes interest expense representing less than 0.005%.

6  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2015	Years ended July 31,
	(unaudited)	2014	2013	2012	2011	2010
Net asset value, beginning of period	$13.19	$12.91	$13.56	$13.00	$12.94	$12.45
Net investment income[1]	0.16	0.34	0.33	0.37	0.38	0.39
Net realized and unrealized gains (losses)	0.30	0.38	(0.59)	0.56	0.06	0.49
Net increase (decrease) from operations	0.46	0.72	(0.26)	0.93	0.44	0.88
Dividends from net investment income	(0.16)	(0.34)	(0.33)	(0.37)	(0.38)	(0.39)
Distributions from net realized gains	—	(0.10)	(0.06)	—	—	—
Total dividends and distributions	(0.16)	(0.44)	(0.39)	(0.37)	(0.38)	(0.39)
Net asset value, end of period	$13.49	$13.19	$12.91	$13.56	$13.00	$12.94
Total investment return[2]	3.51%	5.64%	(1.99)%	7.21%	3.49%	7.18%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	0.91%[3]	0.92%	0.93%	0.95%	0.94%	0.95%
Expenses after fee waivers and/or expense reimbursements	0.90%[3,4]	0.90%	0.91%	0.93%	0.93%	0.93%
Net investment income	2.37%[3]	2.59%	2.47%	2.75%	2.96%	3.08%
Supplemental data:
Net assets, end of period (000's)	$57,612	$63,225	$63,540	$71,639	$73,528	$83,501
Portfolio turnover	9%	30%	69%	32%	34%	10%
	Class Y
	Six months ended January 31, 2015	Years ended July 31,
	(unaudited)	2014	2013	2012	2011	2010
Net asset value, beginning of period	$13.20	$12.92	$13.57	$13.00	$12.95	$12.45
Net investment income[1]	0.18	0.37	0.37	0.40	0.41	0.42
Net realized and unrealized gains (losses)	0.30	0.38	(0.60)	0.57	0.05	0.50
Net increase (decrease) from operations	0.48	0.75	(0.23)	0.97	0.46	0.92
Dividends from net investment income	(0.18)	(0.37)	(0.36)	(0.40)	(0.41)	(0.42)
Distributions from net realized gains	—	(0.10)	(0.06)	—	—	—
Total dividends and distributions	(0.18)	(0.47)	(0.42)	(0.40)	(0.41)	(0.42)
Net asset value, end of period	$13.50	$13.20	$12.92	$13.57	$13.00	$12.95
Total investment return[2]	3.63%	5.89%	(1.74)%	7.56%	3.67%	7.45%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.71%[3]	0.72%	0.72%	0.73%	0.74%	0.74%
Expenses after fee waivers and/or expense reimbursements	0.65%[3]	0.65%	0.66%	0.68%	0.68%	0.68%
Net investment income	2.61%[3]	2.84%	2.72%	3.00%	3.21%	3.33%
Supplemental data:
Net assets, end of period (000's)	$84	$83	$82	$121	$118	$123
Portfolio turnover	9%	30%	69%	32%	34%	10%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

3  Annualized.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class C
	Six months ended January 31, 2015	Years ended July 31,
	(unaudited)	2014	2013	2012	2011	2010
Net asset value, beginning of period	$13.19	$12.91	$13.57	$13.00	$12.94	$12.45
Net investment income[1]	0.13	0.27	0.26	0.30	0.32	0.33
Net realized and unrealized gains (losses)	0.30	0.38	(0.60)	0.57	0.06	0.49
Net increase (decrease) from operations	0.43	0.65	(0.34)	0.87	0.38	0.82
Dividends from net investment income	(0.13)	(0.27)	(0.26)	(0.30)	(0.32)	(0.33)
Distributions from net realized gains	—	(0.10)	(0.06)	—	—	—
Total dividends and distributions	(0.13)	(0.37)	(0.32)	(0.30)	(0.32)	(0.33)
Net asset value, end of period	$13.49	$13.19	$12.91	$13.57	$13.00	$12.94
Total investment return[2]	3.24%	5.10%	(2.56)%	6.76%	2.97%	6.65%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.42%[3]	1.43%	1.44%	1.45%	1.45%	1.46%
Expenses after fee waivers and/or expense reimbursements	1.40%[3]	1.40%	1.41%	1.43%	1.43%	1.43%
Net investment income	1.86%[3]	2.09%	1.97%	2.25%	2.46%	2.58%
Supplemental data:
Net assets, end of period (000's)	$11,056	$11,033	$12,336	$13,684	$13,943	$15,767
Portfolio turnover	9%	30%	69%	32%	34%	10%
	Class P
	Six months ended January 31, 2015	Years ended July 31,
	(unaudited)	2014	2013	2012	2011	2010
Net asset value, beginning of period	$13.19	$12.91	$13.57	$13.00	$12.95	$12.45
Net investment income[1]	0.18	0.37	0.36	0.40	0.41	0.42
Net realized and unrealized gains (losses)	0.30	0.38	(0.60)	0.57	0.05	0.50
Net increase (decrease) from operations	0.48	0.75	(0.24)	0.97	0.46	0.92
Dividends from net investment income	(0.18)	(0.37)	(0.36)	(0.40)	(0.41)	(0.42)
Distributions from net realized gains	—	(0.10)	(0.06)	—	—	—
Total dividends and distributions	(0.18)	(0.47)	(0.42)	(0.40)	(0.41)	(0.42)
Net asset value, end of period	$13.49	$13.19	$12.91	$13.57	$13.00	$12.95
Total investment return[2]	3.63%	5.90%	(1.82)%	7.56%	3.67%	7.54%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.67%[3]	0.68%	0.70%	0.72%	0.72%	0.74%
Expenses after fee waivers and/or expense reimbursements	0.65%[3]	0.65%	0.66%	0.68%	0.68%	0.68%
Net investment income	2.61%[3]	2.84%	2.70%	3.00%	3.21%	3.33%
Supplemental data:
Net assets, end of period (000's)	$347,987	$334,999	$300,838	$231,010	$229,062	$229,028
Portfolio turnover	9%	30%	69%	32%	34%	10%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2015	Years ended July 31,
	(unaudited)	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.82	$10.56	$11.40	$12.52	$11.43	$11.64
Net investment income[1]	0.09	0.19	0.19	0.25	0.26	0.27
Net realized and unrealized gains (losses)	(0.29)	0.34	(0.72)	(0.56)	1.13	0.24
Net increase (decrease) from operations	(0.20)	0.53	(0.53)	(0.31)	1.39	0.51
Dividends from net investment income	(0.23)	(0.14)	(0.16)	(0.81)	(0.30)	(0.70)
Return of capital	—	(0.13)	(0.15)	—	—	(0.02)
Total dividends and return of capital	(0.23)	(0.27)	(0.31)	(0.81)	(0.30)	(0.72)
Net asset value, end of period	$10.39	$10.82	$10.56	$11.40	$12.52	$11.43
Total investment return[2]	(1.87)%	5.08%	(4.80)%	(2.33)%	12.36%	4.32%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.28%[3,4]	1.28%[4]	1.27%[4]	1.27%	1.26%	1.30%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.17%[3,4]	1.22%[4]	1.22%[4]	1.21%[5]	1.22%[5]	1.25%[5]
Net investment income	1.68%[3]	1.79%	1.65%	2.16%	2.16%	2.30%
Supplemental data:
Net assets, end of period (000's)	$49,134	$62,808	$70,052	$84,661	$98,636	$98,039
Portfolio turnover	25%	46%	63%	40%	66%	67%
	Class Y
	Six months ended January 31, 2015	Years ended July 31,
	(unaudited)	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.79	$10.54	$11.37	$12.49	$11.40	$11.63
Net investment income[1]	0.10	0.21	0.21	0.28	0.28	0.30
Net realized and unrealized gains (losses)	(0.29)	0.33	(0.71)	(0.57)	1.14	0.23
Net increase (decrease) from operations	(0.19)	0.54	(0.50)	(0.29)	1.42	0.53
Dividends from net investment income	(0.24)	(0.14)	(0.17)	(0.83)	(0.33)	(0.74)
Return of capital	—	(0.15)	(0.16)	—	—	(0.02)
Total dividends and return of capital	(0.24)	(0.29)	(0.33)	(0.83)	(0.33)	(0.76)
Net asset value, end of period	$10.36	$10.79	$10.54	$11.37	$12.49	$11.40
Total investment return[2]	(1.77)%	5.23%	(4.60)%	(2.04)%	12.54%	4.68%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.07%[3,4]	1.07%[4]	1.09%[4]	1.11%	1.11%	1.01%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.00%[3,4,5]	1.00%[4]	1.00%[4]	1.00%	1.00%	0.96%
Net investment income	1.85%[3]	2.01%	1.88%	2.37%	2.38%	2.57%
Supplemental data:
Net assets, end of period (000's)	$4,958	$5,479	$5,171	$4,720	$5,216	$5,825
Portfolio turnover	25%	46%	63%	40%	66%	67%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Annualized.

4  Includes interest expense representing less than 0.005%.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class C
	Six months ended January 31, 2015	Years ended July 31,
	(unaudited)	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.82	$10.57	$11.41	$12.52	$11.43	$11.64
Net investment income[1]	0.06	0.14	0.13	0.20	0.20	0.21
Net realized and unrealized gains (losses)	(0.28)	0.33	(0.72)	(0.56)	1.14	0.24
Net increase (decrease) from operations	(0.22)	0.47	(0.59)	(0.36)	1.34	0.45
Dividends from net investment income	(0.20)	(0.12)	(0.13)	(0.75)	(0.25)	(0.64)
Return of capital	—	(0.10)	(0.12)	—	—	(0.02)
Total dividends and return of capital	(0.20)	(0.22)	(0.25)	(0.75)	(0.25)	(0.66)
Net asset value, end of period	$10.40	$10.82	$10.57	$11.41	$12.52	$11.43
Total investment return[2]	(2.02)%	4.47%	(5.26)%	(2.72)%	11.83%	3.81%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.75%[3,4]	1.76%[4]	1.75%[4]	1.75%	1.74%	1.77%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.65%[3,4]	1.70%[4]	1.69%[4]	1.69%	1.69%	1.72%[5]
Net investment income	1.20%[3]	1.31%	1.17%	1.68%	1.69%	1.83%
Supplemental data:
Net assets, end of period (000's)	$4,039	$4,559	$5,862	$6,949	$8,034	$7,154
Portfolio turnover	25%	46%	63%	40%	66%	67%
	Class P
	Six months ended January 31, 2015	Years ended July 31,
	(unaudited)	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.82	$10.56	$11.40	$12.52	$11.43	$11.64
Net investment income[1]	0.10	0.21	0.21	0.28	0.28	0.30
Net realized and unrealized gains (losses)	(0.29)	0.34	(0.72)	(0.57)	1.14	0.23
Net increase (decrease) from operations	(0.19)	0.55	(0.51)	(0.29)	1.42	0.53
Dividends from net investment income	(0.24)	(0.14)	(0.17)	(0.83)	(0.33)	(0.72)
Return of capital	—	(0.15)	(0.16)	—	—	(0.02)
Total dividends and return of capital	(0.24)	(0.29)	(0.33)	(0.83)	(0.33)	(0.74)
Net asset value, end of period	$10.39	$10.82	$10.56	$11.40	$12.52	$11.43
Total investment return[2]	(1.77)%	5.31%	(4.59)%	(2.12)%	12.60%	4.65%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.08%[3,4]	1.10%[4]	1.10%[4]	1.11%	1.11%	1.15%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.00%[3,4,5]	1.00%[4]	1.00%[4]	1.00%	1.00%	1.00%
Net investment income	1.84%[3]	2.01%	1.88%	2.37%	2.38%	2.56%
Supplemental data:
Net assets, end of period (000's)	$520,036	$526,312	$467,121	$430,268	$465,625	$404,680
Portfolio turnover	25%	46%	63%	40%	66%	67%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE High Yield Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2015	Years ended July 31,
	(unaudited)	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.62	$10.41	$10.15	$10.39	$10.17	$8.94
Net investment income[1]	0.27	0.56	0.64	0.69	0.75	0.82
Net realized and unrealized gains (losses)	(0.66)	0.21	0.41	(0.12)	0.25	1.21
Net increase (decrease) from operations	(0.39)	0.77	1.05	0.57	1.00	2.03
Dividends from net investment income	(0.27)	(0.56)	(0.63)	(0.70)	(0.73)	(0.74)
Distributions from net realized gains	(0.15)	—	(0.15)	(0.11)	(0.05)	(0.06)
Return of capital	—	—	(0.01)	—	—	—
Total dividends, distributions and return of capital	(0.42)	(0.56)	(0.79)	(0.81)	(0.78)	(0.80)
Net asset value, end of period	$9.81	$10.62	$10.41	$10.15	$10.39	$10.17
Total investment return[2]	(3.73)%	7.59%	10.48%	5.97%	10.00%	23.35%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.27%[3]	1.26%	1.27%	1.32%	1.31%	1.35%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.26%[3]	1.26%	1.27%	1.33%[4]	1.33%[4]	1.35%[4]
Net investment income	5.18%[3]	5.28%	6.07%	7.01%	7.11%	8.36%
Supplemental data:
Net assets, end of period (000's)	$5,950	$23,516	$23,400	$22,405	$25,550	$13,158
Portfolio turnover	12%	20%	26%	20%	36%	30%
	Class Y
	Six months ended January 31, 2015	Years ended July 31,
	(unaudited)	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.66	$10.44	$10.18	$10.42	$10.20	$8.95
Net investment income[1]	0.28	0.59	0.66	0.72	0.74	0.85
Net realized and unrealized gains (losses)	(0.24)	0.22	0.41	(0.12)	0.28	1.22
Net increase from operations	0.04	0.81	1.07	0.60	1.02	2.07
Dividends from net investment income	(0.71)	(0.59)	(0.65)	(0.73)	(0.75)	(0.76)
Distributions from net realized gains	(0.15)	—	(0.15)	(0.11)	(0.05)	(0.06)
Return of capital	—	—	(0.01)	—	—	—
Total dividends, distributions and return of capital	(0.86)	(0.59)	(0.81)	(0.84)	(0.80)	(0.82)
Net asset value, end of period	$9.84	$10.66	$10.44	$10.18	$10.42	$10.20
Total investment return[2]	(3.66)%	7.94%	10.74%	6.29%	10.24%	23.82%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.02%[3]	1.00%	1.02%	1.03%	1.03%	1.10%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.02%[3]	1.00%	1.02%	1.03%	1.05%[4]	1.10%
Net investment income	5.39%[3]	5.54%	6.26%	7.25%	7.86%	8.61%
Supplemental data:
Net assets, end of period (000's)	$1,110	$1,692	$1,552	$572	$385	$9
Portfolio turnover	12%	20%	26%	20%	36%	30%
1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Annualized.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class C
	Six months ended January 31, 2015	Years ended July 31,
	(unaudited)	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.62	$10.40	$10.14	$10.38	$10.16	$8.93
Net investment income[1]	0.24	0.51	0.59	0.64	0.71	0.77
Net realized and unrealized gains (losses)	(0.29)	0.22	0.41	(0.12)	0.24	1.21
Net increase (decrease) from operations	(0.05)	0.73	1.00	0.52	0.95	1.98
Dividends from net investment income	(0.62)	(0.51)	(0.58)	(0.65)	(0.68)	(0.69)
Distributions from net realized gains	(0.15)	—	(0.15)	(0.11)	(0.05)	(0.06)
Return of capital	—	—	(0.01)	—	—	—
Total dividends, distributions and return of capital	(0.77)	(0.51)	(0.74)	(0.76)	(0.73)	(0.75)
Net asset value, end of period	$9.80	$10.62	$10.40	$10.14	$10.38	$10.16
Total investment return[2]	(4.02)%	7.20%	9.98%	5.51%	9.50%	22.81%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.72%[3]	1.72%	1.73%	1.77%	1.77%	1.81%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.71%[3]	1.72%	1.73%	1.77%	1.77%	1.81%[4]
Net investment income	4.69%[3]	4.82%	5.61%	6.49%	6.69%	7.91%
Supplemental data:
Net assets, end of period (000's)	$4,359	$5,607	$5,607	$5,832	$3,791	$2,834
Portfolio turnover	12%	20%	26%	20%	36%	30%
	Class P
	Six months ended January 31, 2015	Years ended July 31,
	(unaudited)	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.65	$10.43	$10.17	$10.41	$10.18	$8.95
Net investment income[1]	0.28	0.58	0.66	0.72	0.77	0.85
Net realized and unrealized gains (losses)	(0.24)	0.23	0.41	(0.14)	0.26	1.20
Net increase from operations	0.04	0.81	1.07	0.58	1.03	2.05
Dividends from net investment income	(0.71)	(0.59)	(0.65)	(0.71)	(0.75)	(0.76)
Distributions from net realized gains	(0.15)	—	(0.15)	(0.11)	(0.05)	(0.06)
Return of capital	—	—	(0.01)	—	—	—
Total dividends, distributions and return of capital	(0.86)	(0.59)	(0.81)	(0.82)	(0.80)	(0.82)
Net asset value, end of period	$9.83	$10.65	$10.43	$10.17	$10.41	$10.18
Total investment return[2]	(3.67)%	7.92%	10.70%	6.19%	10.30%	23.60%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.07%[3]	1.10%	1.11%	1.15%	1.15%	1.19%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.03%[3]	1.03%	1.05%	1.10%	1.10%	1.10%
Net investment income	5.37%[3]	5.50%	6.28%	7.21%	7.36%	8.60%
Supplemental data:
Net assets, end of period (000's)	$424,287	$431,812	$357,726	$271,352	$248,197	$209,650
Portfolio turnover	12%	20%	26%	20%	36%	30%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2015	Years ended July 31,
	(unaudited)	2014[1]	2013[2]	2012	2011	2010
Net asset value, beginning of period	$25.25	$22.53	$17.27	$17.10	$14.76	$13.16
Net investment income[3]	0.09	0.30	0.23	0.24	0.16	0.12
Net realized and unrealized gains	0.48	2.92	5.27	0.15	2.31	1.62
Net increase from operations	0.57	3.22	5.50	0.39	2.47	1.74
Dividends from net investment income	(0.30)	(0.21)	(0.24)	(0.22)	(0.13)	(0.14)
Distributions from net realized gains	(2.80)	(0.29)	—	—	—	—
Total dividends and distributions	(3.10)	(0.50)	(0.24)	(0.22)	(0.13)	(0.14)
Net asset value, end of period	$22.72	$25.25	$22.53	$17.27	$17.10	$14.76
Total investment return[5]	1.75%	14.39%	32.12%	2.41%	16.79%	13.20%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.51%[6]	1.32%	1.16%	1.18%	1.17%	1.20%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.50%[6]	1.31%	1.15%	1.18%	1.17%	1.20%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.14%[6]	1.13%	1.15%	1.18%	1.17%	1.20%
Net investment income	0.69%	1.25%	1.16%	1.43%	0.94%	0.81%
Supplemental data:
Net assets, end of period (000's)	$126,221	$155,480	$151,583	$132,417	$147,471	$143,284
Portfolio turnover	28%	71%	71%	62%	49%	61%
	Class Y
	Six months ended January 31, 2015	Years ended July 31,
	(unaudited)	2014[1]	2013[2]	2012	2011	2010
Net asset value, beginning of period	$25.32	$22.60	$17.32	$17.15	$14.81	$13.21
Net investment income[3]	0.12	0.36	0.27	0.28	0.20	0.16
Net realized and unrealized gains	0.49	2.91	5.29	0.15	2.31	1.63
Net increase from operations	0.61	3.27	5.56	0.43	2.51	1.79
Dividends from net investment income	(0.38)	(0.26)	(0.28)	(0.26)	(0.17)	(0.19)
Distributions from net realized gains	(2.80)	(0.29)	—	—	—	—
Total dividends and distributions	(3.18)	(0.55)	(0.28)	(0.26)	(0.17)	(0.19)
Net asset value, end of period	$22.75	$25.32	$22.60	$17.32	$17.15	$14.81
Total investment return[5]	1.90%	14.62%	32.46%	2.68%	17.00%	13.55%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.25%[6]	1.07%	0.92%	0.94%	0.94%	0.89%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.25%[6]	1.06%	0.91%	0.94%	0.94%	0.89%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	0.88%[6]	0.89%	0.91%	0.94%	0.94%	0.89%
Net investment income	0.92%	1.50%	1.40%	1.66%	1.17%	1.11%
Supplemental data:
Net assets, end of period (000's)	$20,226	$19,765	$18,536	$15,642	$16,984	$17,345
Portfolio turnover	28%	71%	71%	62%	49%	61%

1  A portion of the investment advisory function for the Portfolio was transferred to Los Angeles Capital on September 11, 2013. Institutional Capital LLC, Pzena Investment Management LLC and Robeco Investment Management (doing business as Boston Partners) also continue to provide a portion of the investment advisory function.

2  As of the close of business, May 28, 2013, Westwood Management Corp. was terminated as an investment sub-advisor and Robeco Investment Management (doing business as Boston Partners) became an investment sub-advisor of the Portfolio on May 29, 2013.

3  Calculated using the average shares method.

4  Amount represents less than $0.005 per share.

	Class C
	Six months ended January 31, 2015	Years ended July 31,
	(unaudited)	2014[1]	2013[2]	2012	2011	2010
Net asset value, beginning of period	$25.23	$22.53	$17.26	$17.07	$14.73	$13.15
Net investment income[3]	(0.01)	0.11	0.07	0.10	0.02	(0.00)[4]
Net realized and unrealized gains	0.47	2.91	5.29	0.16	2.32	1.61
Net increase from operations	0.46	3.02	5.36	0.26	2.34	1.61
Dividends from net investment income	(0.11)	(0.03)	(0.09)	(0.07)	—	(0.03)
Distributions from net realized gains	(2.80)	(0.29)	—	—	—	—
Total dividends and distributions	(2.91)	(0.32)	(0.09)	(0.07)	—	(0.03)
Net asset value, end of period	$22.78	$25.23	$22.53	$17.26	$17.07	$14.73
Total investment return[5]	1.39%	13.43%	31.13%	1.55%	15.81%	12.31%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	2.28%[6]	2.10%	1.95%	1.98%	1.96%	2.02%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.27%[6]	2.09%	1.95%	1.98%	1.98%[7]	2.02%[7]
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.90%[6]	1.92%	1.95%	1.98%	1.98%[7]	2.02%[7]
Net investment income	(0.10)%	0.47%	0.36%	0.63%	0.13%	(0.01)%
Supplemental data:
Net assets, end of period (000's)	$15,056	$15,380	$14,437	$12,439	$14,807	$15,272
Portfolio turnover	28%	71%	71%	62%	49%	61%
	Class P
	Six months ended January 31, 2015	Years ended July 31,
	(unaudited)	2014[1]	2013[2]	2012	2011	2010
Net asset value, beginning of period	$25.24	$22.52	$17.26	$17.10	$14.76	$13.16
Net investment income[3]	0.12	0.36	0.27	0.28	0.20	0.16
Net realized and unrealized gains	0.48	2.91	5.27	0.14	2.31	1.61
Net increase from operations	0.60	3.27	5.54	0.42	2.51	1.77
Dividends from net investment income	(0.38)	(0.26)	(0.28)	(0.26)	(0.17)	(0.17)
Distributions from net realized gains	(2.80)	(0.29)	—	—	—	—
Total dividends and distributions	(3.18)	(0.55)	(0.28)	(0.26)	(0.17)	(0.17)
Net asset value, end of period	$22.66	$25.24	$22.52	$17.26	$17.10	$14.76
Total investment return[5]	1.89%	14.62%	32.47%	2.64%	17.07%	13.48%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.26%[6]	1.08%	0.91%	0.93%	0.93%	0.95%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.25%[6]	1.07%	0.91%	0.93%	0.93%	0.95%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	0.89%[6]	0.90%	0.91%	0.93%	0.93%	0.95%
Net investment income	0.92%	1.49%	1.40%	1.66%	1.18%	1.05%
Supplemental data:
Net assets, end of period (000's)	$1,249,503	$1,263,296	$1,135,014	$991,824	$1,020,412	$899,926
Portfolio turnover	28%	71%	71%	62%	49%	61%

5  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

6  Annualized.

7  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2015	Years ended July 31,
	(unaudited)[1]	2014[2]	2013[3]	2012	2011[4]	2010[5]
Net asset value, beginning of period	$25.75	$23.52	$19.40	$18.62	$14.95	$13.36
Net investment income (loss)[6]	(0.04)	0.07	0.08	(0.00)[7]	(0.00)[7]	(0.01)
Net realized and unrealized gains	1.30	4.39	4.08	0.78	3.67	1.63
Net increase from operations	1.26	4.46	4.16	0.78	3.67	1.62
Dividends from net investment income	—	(0.04)	(0.04)	—	—	(0.03)
Distributions from net realized gains	(3.06)	(2.19)	—	—	—	—
Total dividends and distributions	(3.06)	(2.23)	(0.04)	—	—	(0.03)
Net asset value, end of period	$23.95	$25.75	$23.52	$19.40	$18.62	$14.95
Total investment return[8]	4.59%	19.60%	21.45%	4.19%	24.55%	12.12%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.18%[9]	1.18%	1.21%	1.23%	1.23%	1.26%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.18%[9]	1.18%	1.21%	1.23%	1.22%	1.23%
Net investment income (loss)	(0.27)%[9]	0.28%	0.40%	(0.02)%	(0.02)%	(0.08)%
Supplemental data:
Net assets, end of period (000's)	$43,916	$68,207	$63,108	$59,435	$64,315	$55,978
Portfolio turnover	26%	40%	76%	54%	84%	91%
	Class Y
	Six months ended January 31, 2015	Years ended July 31,
	(unaudited)[1]	2014[2]	2013[3]	2012	2011[4]	2010[5]
Net asset value, beginning of period	$26.39	$24.06	$19.86	$19.05	$15.29	$13.67
Net investment income[6]	0.00 [7]	0.14	0.14	0.04	0.04	0.04
Net realized and unrealized gains	1.32	4.48	4.17	0.81	3.75	1.67
Net increase from operations	1.32	4.62	4.31	0.85	3.79	1.71
Dividends from net investment income	(0.06)	(0.10)	(0.11)	(0.04)	(0.03)	(0.09)
Distributions from net realized gains	(3.06)	(2.19)	—	—	—	—
Total dividends and distributions	(3.12)	(2.29)	(0.11)	(0.04)	(0.03)	(0.09)
Net asset value, end of period	$24.59	$26.39	$24.06	$19.86	$19.05	$15.29
Total investment return[8]	4.71%	19.86%	21.77%	4.49%	24.83%	12.49%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.92%[9]	0.93%	0.96%	0.97%	0.99%	0.94%
Expenses after fee waivers and/or expense reimbursements	0.92%[9]	0.93%	0.96%	0.97%	0.98%	0.91%
Net investment income (loss)	(0.03)%[9]	0.53%	0.66%	0.23%	0.22%	0.25%
Supplemental data:
Net assets, end of period (000's)	$16,275	$15,858	$14,814	$13,258	$13,858	$12,619
Portfolio turnover	26%	40%	76%	54%	84%	91%

1  As a result of a transaction between Roxbury Capital Management, LLC, an affiliate of Mar Vista Investment Partners, LLC ("Mar Vista"), Mar Vista currently owns a controlling interest in Roxbury. Mar Vista assumed Roxbury's role as an investment sub-advisor to the Portfolio effective January 20, 2015.

2  Effective May 1, 2014, Jackson Square Partners assumed Delaware Investments Fund Advisers' role as an investment sub-advisor to the Portfolio. Jackson Square Partners is a joint venture between Delaware Investments Fund Advisers Partners Inc., an affiliate of Delaware Investments Fund Advisers, and members of Delaware's "Focus Growth Team."

3  As of the close of business, October 4, 2012, Marsico Capital Management, LLC and Wellington Management Company, LLP were terminated as investment sub-advisors to the Portfolio and J.P. Morgan Investment Management became an investment sub-advisor of the Portfolio on October 5, 2012. Jackson Square Partners, LLC (formerly Delaware Investment Fund Advisors) and Mar Vista Investment Partners, LLC (formerly Roxbury Capital Management, LLC) also continue to provide a portion of the investment advisory function.

4  A portion of the investment advisory function for the Portfolio was transferred from SSgA Funds Management, Inc. to Mar Vista Investment Partners, LLC (formerly Roxbury Capital Management, LLC) and Jackson Square Partners, LLC (formerly Delaware Investment Fund Advisors) at the close of business on November 29, 2010.

	Class C
	Six months ended January 31, 2015	Years ended July 31,
	(unaudited)[1]	2014[2]	2013[3]	2012	2011[4]	2010[5]
Net asset value, beginning of period	$22.91	$21.29	$17.67	$17.10	$13.84	$12.45
Net investment income (loss)[6]	(0.13)	(0.13)	(0.08)	(0.14)	(0.14)	(0.12)
Net realized and unrealized gains	1.16	3.94	3.70	0.71	3.40	1.51
Net increase from operations	1.03	3.81	3.62	0.57	3.26	1.39
Dividends from net investment income	—	—	—	—	—	—
Distributions from net realized gains	(3.06)	(2.19)	—	—	—	—
Total dividends and distributions	(3.06)	(2.19)	—	—	—	—
Net asset value, end of period	$20.88	$22.91	$21.29	$17.67	$17.10	$13.84
Total investment return[8]	4.14%	18.54%	20.49%	3.33%	23.47%	11.24%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	2.00%[9]	2.00%	2.04%	2.07%	2.07%	2.13%
Expenses after fee waivers and/or expense reimbursements/recoupments	2.00%[9]	2.03%[10]	2.05%[10]	2.05%	2.05%	2.05%
Net investment income (loss)	(1.10)%[9]	(0.57)%	(0.43)%	(0.84)%	(0.84)%	(0.90)%
Supplemental data:
Net assets, end of period (000's)	$3,985	$4,204	$4,033	$3,720	$4,209	$3,956
Portfolio turnover	26%	40%	76%	54%	84%	91%
	Class P
	Six months ended January 31, 2015	Years ended July 31,
	(unaudited)[1]	2014[2]	2013[3]	2012	2011[4]	2010[5]
Net asset value, beginning of period	$26.26	$23.95	$19.77	$18.97	$15.21	$13.59
Net investment income[6]	0.00 [7]	0.14	0.14	0.05	0.04	0.03
Net realized and unrealized gains	1.31	4.46	4.15	0.79	3.75	1.66
Net increase from operations	1.31	4.60	4.29	0.84	3.79	1.69
Dividends from net investment income	(0.06)	(0.10)	(0.11)	(0.04)	(0.03)	(0.07)
Distributions from net realized gains	(3.06)	(2.19)	—	—	—	—
Total dividends and distributions	(3.12)	(2.29)	(0.11)	(0.04)	(0.03)	(0.07)
Net asset value, end of period	$24.45	$26.26	$23.95	$19.77	$18.97	$15.21
Total investment return[8]	4.69%	19.87%	21.79%	4.48%	24.92%	12.42%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.92%[9]	0.93%	0.95%	0.96%	0.97%	0.99%
Expenses after fee waivers and/or expense reimbursements	0.92%[9]	0.93%	0.95%	0.96%	0.96%	0.96%
Net investment income (loss)	(0.03)%[9]	0.53%	0.65%	0.24%	0.24%	0.19%
Supplemental data:
Net assets, end of period (000's)	$1,306,861	$1,289,577	$1,113,514	$1,036,636	$1,068,052	$895,889
Portfolio turnover	26%	40%	76%	54%	84%	91%

5  A portion of the investment advisory function for this Portfolio was transferred to Mar Vista Investment Partners, LLC (formerly Roxbury Capital Management, LLC) on May 25, 2010.

6  Calculated using the average shares method.

7  Amount represents less than $0.005 per share.

8  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

9  Annualized.

10  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2015	Years ended July 31,
	(unaudited)	2014	2013[1]	2012[2]	2011	2010
Net asset value, beginning of period	$22.05	$22.19	$16.61	$17.05	$14.28	$11.99
Net investment income (loss)[3]	0.07	0.05	0.13	0.03	(0.03)	(0.01)
Net realized and unrealized gains (losses)	0.11	2.67	5.55	(0.47)	2.80	2.31
Net increase (decrease) from operations	0.18	2.72	5.68	(0.44)	2.77	2.30
Dividends from net investment income	(0.03)	(0.09)	(0.10)	—	—	(0.01)
Distributions from net realized gains	(2.73)	(2.77)	—	—	—	—
Total dividends and distributions	(2.76)	(2.86)	(0.10)	—	—	(0.01)
Net asset value, end of period	$19.47	$22.05	$22.19	$16.61	$17.05	$14.28
Total investment return[4]	0.44%	12.74%	34.23%	(2.58)%	19.40%	19.17%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.26%[5]	1.24%	1.28%	1.32%	1.29%	1.35%
Expenses after fee waivers and/or expense reimbursements	1.26%[5]	1.24%	1.28%	1.32%	1.29%	1.35%
Net investment income (loss)	0.65%[5]	0.24%	0.68%	0.21%	(0.18)%	(0.05)%
Supplemental data:
Net assets, end of period (000's)	$18,161	$32,039	$31,930	$27,101	$32,166	$27,920
Portfolio turnover	31%	86%	97%	72%	70%	81%
	Class Y
	Six months ended January 31, 2015	Years ended July 31,
	(unaudited)	2014	2013[1]	2012[2]	2011	2010
Net asset value, beginning of period	$22.73	$22.79	$17.06	$17.51	$14.63	$12.29
Net investment income (loss)[3]	0.09	0.08	0.16	0.06	0.01	0.07
Net realized and unrealized gains (losses)	0.11	2.75	5.70	(0.50)	2.88	2.32
Net increase (decrease) from operations	0.20	2.83	5.86	(0.44)	2.89	2.39
Dividends from net investment income	(0.11)	(0.12)	(0.13)	(0.01)	(0.01)	(0.05)
Distributions from net realized gains	(2.73)	(2.77)	—	—	—	—
Total dividends and distributions	(2.84)	(2.89)	(0.13)	(0.01)	(0.01)	(0.05)
Net asset value, end of period	$20.09	$22.73	$22.79	$17.06	$17.51	$14.63
Total investment return[4]	0.52%	12.84%	34.41%	(2.45)%	19.74%	19.50%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.09%[5]	1.11%	1.19%	1.16%	1.08%	0.97%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.09%[5]	1.13%[7]	1.16%	1.16%	1.08%	0.97%
Net investment income	0.84%[5]	0.35%	0.80%	0.36%	0.03%	0.47%
Supplemental data:
Net assets, end of period (000's)	$834	$912	$768	$443	$371	$318
Portfolio turnover	31%	86%	97%	72%	70%	81%

1  As of the close of business, October 2, 2012, Buckhead Capital Management, LLC was terminated as an investment sub-advisor to the Portfolio. Cash from the sale of securities from the portfolio managed by Buckhead Capital Management, LLC was transferred to Kayne Anderson Rudnick Management, LLC, Systematic Financial Management, L.P. and Metropolitan West Capital Management, LLC; which continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for the Portfolio was transferred to Kayne Anderson Rudnick Management, LLC on March 6, 2012.

3  Calculated using the average shares method.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period

	Class C
	Six months ended January 31, 2015	Years ended July 31,
	(unaudited)	2014	2013[1]	2012[2]	2011	2010
Net asset value, beginning of period	$19.52	$20.00	$15.00	$15.53	$13.10	$11.07
Net investment income (loss)[3]	(0.01)	(0.10)	(0.01)	(0.08)	(0.14)	(0.10)
Net realized and unrealized gains (losses)	0.11	2.39	5.01	(0.45)	2.57	2.13
Net increase (decrease) from operations	0.10	2.29	5.00	(0.53)	2.43	2.03
Dividends from net investment income	—	—	—	—	—	—
Distributions from net realized gains	(2.73)	(2.77)	—	—	—	—
Total dividends and distributions	(2.73)	(2.77)	—	—	—	—
Net asset value, end of period	$16.89	$19.52	$20.00	$15.00	$15.53	$13.10
Total investment return[4]	0.07%	11.84%	33.24%	(3.35)%	18.55%	18.34%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.99%[5]	2.00%	2.03%	2.07%	2.05%	2.11%
Expenses after fee waivers and/or expense reimbursements	1.99%[5]	2.00%	2.03%	2.07%	2.05%	2.11%
Net investment income (loss)	(0.07)%[5]	(0.51)%	(0.08)%	(0.54)%	(0.93)%	(0.80)%
Supplemental data:
Net assets, end of period (000's)	$4,921	$5,106	$4,983	$4,325	$5,109	$5,178
Portfolio turnover	31%	86%	97%	72%	70%	81%
	Class P
	Six months ended January 31, 2015	Years ended July 31,
	(unaudited)	2014	2013[1]	2012[2]	2011	2010
Net asset value, beginning of period	$22.54	$22.63	$16.94	$17.38	$14.53	$12.20
Net investment income (loss)[3]	0.09	0.07	0.15	0.06	(0.01)	0.02
Net realized and unrealized gains (losses)	0.12	2.72	5.67	(0.50)	2.87	2.34
Net increase (decrease) from operations	0.21	2.79	5.82	(0.44)	2.86	2.36
Dividends from net investment income	(0.11)	(0.11)	(0.13)	(0.00)[6]	(0.01)	(0.03)
Distributions from net realized gains	(2.73)	(2.77)	—	—	—	—
Total dividends and distributions	(2.84)	(2.88)	(0.13)	(0.00)[6]	(0.01)	(0.03)
Net asset value, end of period	$19.91	$22.54	$22.63	$16.94	$17.38	$14.53
Total investment return[4]	0.53%	12.77%	34.51%	(2.51)%	19.66%	19.38%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.10%[5]	1.11%	1.15%	1.22%	1.17%	1.25%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.10%[5]	1.16%[7]	1.16%[7]	1.16%	1.16%	1.16%
Net investment income	0.83%[5]	0.32%	0.79%	0.37%	(0.05)%	0.14%
Supplemental data:
Net assets, end of period (000's)	$509,908	$510,377	$448,879	$354,936	$387,634	$345,494
Portfolio turnover	31%	86%	97%	72%	70%	81%

reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  Annualized.

6  Amount represents less than $0.005 per share.

7  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2015		Years ended July 31,
	(unaudited)		2014[1]	2013	2012	2011	2010
Net asset value, beginning of period	$19.72		$21.42	$16.45	$16.66	$12.28	$10.63
Net investment loss[2]	(0.07)		(0.16)	(0.08)	(0.12)	(0.13)	(0.09)
Net realized and unrealized gains (losses)	1.19		1.34	5.35	(0.09)	4.51	1.74
Net increase (decrease) from operations	1.12		1.18	5.27	(0.21)	4.38	1.65
Distributions from net realized gains	(3.03)		(2.88)	(0.30)	—	—	—
Net asset value, end of period	$17.81		$19.72	$21.42	$16.45	$16.66	$12.28
Total investment return[3]	5.23%		4.92%	32.44%	(1.26)%	35.67%	15.52%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.26%[4]		1.25%	1.26%	1.30%	1.28%	1.35%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.24%[4]		1.25%	1.26%	1.30%	1.28%	1.35%[5]
Net investment loss	(0.72)%[4]		(0.77)%	(0.43)%	(0.73)%	(0.83)%	(0.71)%
Supplemental data:
Net assets, end of period (000's)	$26,203		$40,210	$41,721	$36,620	$40,992	$32,053
Portfolio turnover	31%		94%	60%	94%	103%	133%
	Class Y
	Six months ended January 31, 2015		Years ended July 31,
	(unaudited)		2014[1]	2013	2012	2011	2010
Net asset value, beginning of period	$20.72		$22.34	$17.13	$17.31	$12.74	$11.02
Net investment loss[2]	(0.07)		(0.15)	(0.07)	(0.10)	(0.10)	(0.02)
Net realized and unrealized gains (losses)	1.25		1.41	5.58	(0.08)	4.67	1.74
Net increase (decrease) from operations	1.18		1.26	5.51	(0.18)	4.57	1.72
Distributions from net realized gains	(3.03)		(2.88)	(0.30)	—	—	—
Net asset value, end of period	$18.87		$20.72	$22.34	$17.13	$17.31	$12.74
Total investment return[3]	5.27%		5.09%	32.55%	(1.04)%	35.87%	15.71%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.12%[4]		1.14%	1.25%	1.25%	1.08%	0.94%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.13	%[4],5	1.13%	1.13%	1.13%	1.08%	0.94%
Net investment loss	(0.63)%[4]		(0.65)%	(0.33)%	(0.59)%	(0.61)%	(0.14)%
Supplemental data:
Net assets, end of period (000's)	$638		$667	$588	$224	$98	$62
Portfolio turnover	31%		94%	60%	94%	103%	133%

1  A portion of the investment advisory function for this Portfolio was transferred to Lee Munder Capital Group, LLC and Timpani Capital Management LLC on November 25, 2013. Copper Rock Capital Partners, LLC was terminated as an investment sub-advisor of the Portfolio on April 21, 2014. Riverbridge Partners, LLC continues to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

	Class C
	Six months ended January 31, 2015	Years ended July 31,
	(unaudited)	2014[1]	2013	2012	2011	2010
Net asset value, beginning of period	$17.07	$19.02	$14.75	$15.05	$11.19	$9.76
Net investment loss[2]	(0.13)	(0.28)	(0.20)	(0.21)	(0.23)	(0.16)
Net realized and unrealized gains (losses)	1.05	1.21	4.77	(0.09)	4.09	1.59
Net increase (decrease) from operations	0.92	0.93	4.57	(0.30)	3.86	1.43
Distributions from net realized gains	(3.03)	(2.88)	(0.30)	—	—	—
Net asset value, end of period	$14.96	$17.07	$19.02	$14.75	$15.05	$11.19
Total investment return[3]	4.86%	4.16%	31.42%	(1.99)%	34.50%	14.65%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	2.01%[4]	2.01%	2.02%	2.05%	2.05%	2.13%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.98%[4]	2.00%	2.02%	2.05%	2.09%[3]	2.13%[3]
Net investment loss	(1.48)%[4]	(1.52)%	(1.19)%	(1.49)%	(1.63)%	(1.49)%
Supplemental data:
Net assets, end of period (000's)	$3,828	$3,977	$4,038	$3,529	$4,158	$3,217
Portfolio turnover	31%	94%	60%	94%	103%	133%
	Class P
	Six months ended January 31, 2015	Years ended July 31,
	(unaudited)	2014[1]	2013	2012	2011	2010
Net asset value, beginning of period	$20.49	$22.13	$16.97	$17.14	$12.62	$10.90
Net investment loss[2]	(0.07)	(0.14)	(0.06)	(0.09)	(0.11)	(0.06)
Net realized and unrealized gains (losses)	1.25	1.38	5.52	(0.08)	4.63	1.78
Net increase (decrease) from operations	1.18	1.24	5.46	(0.17)	4.52	1.72
Distributions from net realized gains	(3.03)	(2.88)	(0.30)	—	—	—
Net asset value, end of period	$18.64	$20.49	$22.13	$16.97	$17.14	$12.62
Total investment return[3]	5.33%	5.04%	32.57%	(0.99)%	35.82%	15.78%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.12%[4]	1.12%	1.14%	1.18%	1.16%	1.23%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.13%[4,5]	1.13%[5]	1.13%	1.13%	1.13%	1.13%
Net investment loss	(0.63)%[4]	(0.65)%	(0.30)%	(0.56)%	(0.67)%	(0.50)%
Supplemental data:
Net assets, end of period (000's)	$495,508	$474,468	$457,011	$383,330	$423,310	$338,951
Portfolio turnover	31%	94%	60%	94%	103%	133%

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.
See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Equity Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2015	Years ended July 31,
	(unaudited)	2014[1]	2013	2012	2011[2]	2010
Net asset value, beginning of period	$15.60	$13.96	$11.63	$13.41	$11.72	$11.72
Net investment income[3]	0.05	0.35	0.24	0.26	0.25	0.19
Net realized and unrealized gains (losses)	(0.95)	1.56	2.36	(1.71)	1.66	0.06
Net increase (decrease) from operations	(0.90)	1.91	2.60	(1.45)	1.91	0.25
Dividends from net investment income	(0.33)	(0.27)	(0.27)	(0.33)	(0.22)	(0.25)
Net asset value, end of period	$14.37	$15.60	$13.96	$11.63	$13.41	$11.72
Total investment return[4]	(5.78)%	13.78%	22.63%	(10.58)%	16.37%	2.05%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.71%[5,6]	1.70%	1.42%	1.43%[5]	1.40%	1.43%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.68%[5,6]	1.68%	1.42%[7]	1.43%[5]	1.40%[7]	1.43%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.37%[6]	1.37%	1.42%[7]	1.43%	1.40%[7]	1.43%
Net investment income	0.64%[6]	2.33%	1.84%	2.27%	1.91%	1.54%
Supplemental data:
Net assets, end of period (000's)	$33,893	$57,389	$55,533	$51,294	$66,904	$66,355
Portfolio turnover	41%	86%	36%	44%	66%	60%
	Class Y
	Six months ended January 31, 2015	Years ended July 31,
	(unaudited)	2014[1]	2013	2012	2011[2]	2010
Net asset value, beginning of period	$15.59	$13.95	$11.63	$13.41	$11.71	$11.72
Net investment income[3]	0.07	0.40	0.28	0.29	0.28	0.22
Net realized and unrealized gains (losses)	(0.95)	1.55	2.35	(1.70)	1.67	0.07
Net increase (decrease) from operations	(0.88)	1.95	2.63	(1.41)	1.95	0.29
Dividends from net investment income	(0.40)	(0.31)	(0.31)	(0.37)	(0.25)	(0.30)
Net asset value, end of period	$14.31	$15.59	$13.95	$11.63	$13.41	$11.71
Total investment return[4]	(5.64)%	14.10%	22.97%	(10.37)%	16.65%	2.43%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.42%[5,6]	1.42%	1.16%	1.18%[5]	1.16%	1.10%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.39%[5,6]	1.40%	1.16%[7]	1.18%[5]	1.16%[7]	1.10%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.09%[6]	1.09%	1.16%[7]	1.18%	1.16%[7]	1.10%
Net investment income	0.87%[6]	2.63%	2.13%	2.51%	2.14%	1.77%
Supplemental data:
Net assets, end of period (000's)	$19,285	$22,915	$20,865	$18,004	$21,046	$23,368
Portfolio turnover	41%	86%	36%	44%	66%	60%

1  As of the close of business, August 4, 2013, Martin Currie Inc. was terminated as an investment sub-advisor and Chautauqua Capital became an investment sub-advisor of the Portfolio on August 5, 2013. As of the close of business, September 12, 2013, J.P. Morgan Investment Management Inc.—International REI segment was terminated as an investment sub-advisor and Los Angeles Capital Management and Equity Research, Inc. became an investment sub-advisor of the Portfolio on September 13, 2013. Mondrian Investment Partners Limited continues to provide a portion of the investment advisory function. J.P. Morgan Investment Management Inc.—EAFE Opportunities segment also provided a portion of the investment advisory function during this period and then was subsequently terminated as an investment sub-advisor to the Portfolio at the close of business on February 25, 2014.

2  A portion of the investment advisory function for this Portfolio was transferred to J.P. Morgan Investment Management Inc. (EAFE Opportunities Segment) on November 8, 2010. Martin Currie Inc., Mondrian Investment Partners Limited and J.P. Morgan Investment Management Inc. (REI Segment) continue to provide a portion of the investment advisory function.

	Class C
	Six months ended January 31, 2015	Years ended July 31,
	(unaudited)	2014[1]	2013	2012	2011[2]	2010
Net asset value, beginning of period	$15.29	$13.68	$11.41	$13.14	$11.47	$11.49
Net investment income[3]	(0.02)	0.23	0.13	0.16	0.14	0.08
Net realized and unrealized gains (losses)	(0.93)	1.53	2.31	(1.67)	1.64	0.05
Net increase (decrease) from operations	(0.95)	1.76	2.44	(1.51)	1.78	0.13
Dividends from net investment income	(0.23)	(0.15)	(0.17)	(0.22)	(0.11)	(0.15)
Net asset value, end of period	$14.11	$15.29	$13.68	$11.41	$13.14	$11.47
Total investment return[4]	(6.20)%	12.93%	21.50%	(11.35)%	15.57%	1.10%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.50%[5,6]	2.51%	2.26%	2.27%[5]	2.23%	2.26%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.47%[5,6]	2.49%	2.25%	2.27%[5]	2.23%[7]	2.26%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	2.17%[6]	2.18%	2.25%	2.27%	2.23%[7]	2.26%
Net investment income	(0.22)%[6]	1.52%	1.01%	1.41%	1.08%	0.69%
Supplemental data:
Net assets, end of period (000's)	$2,627	$2,919	$2,746	$2,573	$3,601	$3,769
Portfolio turnover	41%	86%	36%	44%	66%	60%
	Class P
	Six months ended January 31, 2015	Years ended July 31,
	(unaudited)	2014[1]	2013	2012	2011[2]	2010
Net asset value, beginning of period	$15.56	$13.92	$11.60	$13.39	$11.69	$11.70
Net investment income[3]	0.06	0.40	0.28	0.29	0.29	0.22
Net realized and unrealized gains (losses)	(0.94)	1.54	2.35	(1.71)	1.66	0.05
Net increase (decrease) from operations	(0.88)	1.94	2.63	(1.42)	1.95	0.27
Dividends from net investment income	(0.40)	(0.30)	(0.31)	(0.37)	(0.25)	(0.28)
Net asset value, end of period	$14.28	$15.56	$13.92	$11.60	$13.39	$11.69
Total investment return[4]	(5.67)%	14.12%	22.92%	(10.39)%	16.79%	2.21%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.43%[5,6]	1.45%	1.17%	1.18%[5]	1.16%	1.18%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.40%[5,6]	1.43%	1.17%[7]	1.18%[5]	1.16%[7]	1.18%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.10%[6]	1.11%	1.17%[7]	1.18%	1.16%[7]	1.18%
Net investment income	0.84%[6]	2.63%	2.12%	2.54%	2.20%	1.80%
Supplemental data:
Net assets, end of period (000's)	$977,179	$1,025,757	$863,063	$698,255	$817,011	$698,546
Portfolio turnover	41%	86%	36%	44%	66%	60%

3  Calculated using the average shares method.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  Includes interest expense representing less than 0.005%.

6  Annualized.

7  The ratios after and before fee waivers and/or expense reimbursements are the same since the fee waiver/reimbursement represents less than 0.01%.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2015	Years ended July 31,
	(unaudited)	2014	2013[1]	2012	2011[2]	2010
Net asset value, beginning of period	$13.56	$12.29	$11.81	$13.80	$12.19	$10.58
Net investment income (loss)[3]	0.01	0.14	0.09	0.11	0.12	0.09
Net realized and unrealized gains (loss)	(0.75)	1.17	0.49	(1.86)	1.59	1.68
Net increase (decrease) from operations	(0.74)	1.31	0.58	(1.75)	1.71	1.77
Dividends from net investment income	(0.06)	(0.04)	(0.10)	(0.11)	(0.10)	(0.16)
Distributions from net realized gains	—	—	—	(0.13)	—	—
Total dividends and distributions	(0.06)	(0.04)	(0.10)	(0.24)	(0.10)	(0.16)
Net asset value, end of period	$12.76	$13.56	$12.29	$11.81	$13.80	$12.19
Total investment return[5]	(5.46)%	10.71%	4.81%	(12.52)%	14.01%	16.81%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.80%[6]	1.80%	1.82%	1.90%	1.84%	1.87%
Expenses after fee waivers and/or expense reimbursements	1.71%[6]	1.69%	1.75%	1.90%	1.84%[7]	1.87%
Net investment income (loss)	0.19%[6]	1.14%	0.72%	0.93%	0.87%	0.75%
Supplemental data:
Net assets, end of period (000's)	$6,934	$17,200	$16,810	$17,559	$22,648	$19,111
Portfolio turnover	27%	74%	158%	30%	111%	60%
	Class Y
	Six months ended January 31, 2015	Years ended July 31,
	(unaudited)	2014	2013[1]	2012	2011[2]	2010
Net asset value, beginning of period	$13.82	$12.53	$12.03	$14.06	$12.41	$10.78
Net investment income[3]	0.02	0.18	0.12	0.14	0.15	0.10
Net realized and unrealized gains (losses)	(0.76)	1.18	0.51	(1.90)	1.61	1.74
Net increase (decrease) from operations	(0.74)	1.36	0.63	(1.76)	1.76	1.84
Dividends from net investment income	(0.16)	(0.07)	(0.13)	(0.14)	(0.11)	(0.21)
Distributions from net realized gains	—	—	—	(0.13)	—	—
Total dividends and distributions	(0.16)	(0.07)	(0.13)	(0.27)	(0.11)	(0.21)
Net asset value, end of period	$12.92	$13.82	$12.53	$12.03	$14.06	$12.41
Total investment return[5]	(5.34)%	10.94%	5.13%	(12.35)%	14.22%	17.15%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.54%[6]	1.55%	1.58%	1.67%	1.61%	1.62%
Expenses after fee waivers and/or expense reimbursements	1.44%[6]	1.44%	1.51%	1.67%	1.61%[7]	1.62%
Net investment income	0.37%[6]	1.37%	0.94%	1.17%	1.08%	0.88%
Supplemental data:
Net assets, end of period (000's)	$10,178	$11,978	$12,835	$13,835	$17,808	$21,524
Portfolio turnover	27%	74%	158%	30%	111%	60%

1  As of the close of business, October 15, 2012, Delaware Management Company and Pzena Investment Management, LLC were terminated as investment sub-advisors to the Portfolio and Lee Munder Capital Group, LLC became an investment advisor of the Portfolio on October 16, 2012. Mondrian Investment Partners Limited and William Blair & Company LLC also continue to provide a portion of the investment advisory function.

2  Portions of the investment advisory function for the Portfolio were transferred to Delaware Management Company and Pzena Investment Management, LLC, respectively, on November 4, 2010 and to William Blair & Company LLC on March 23, 2011. Gartmore Global Partners provided a portion of the investment advisory function during this period and then was subsequently terminated as a sub-advisor to the Portfolio at the close of business on March 22, 2011.

3  Calculated using the average shares method.

	Class C
	Six months ended January 31, 2015	Years ended July 31,
	(unaudited)	2014	2013[1]	2012	2011[2]	2010
Net asset value, beginning of period	$12.61	$11.48	$11.04	$12.87	$11.38	$9.90
Net investment income (loss)[3]	(0.04)	0.04	(0.00)[4]	0.02	0.01	(0.00)[4]
Net realized and unrealized gains (loss)	(0.69)	1.09	0.44	(1.72)	1.48	1.58
Net increase (decrease) from operations	(0.73)	1.13	0.44	(1.70)	1.49	1.58
Dividends from net investment income	(0.03)	—	—	—	—	(0.10)
Distributions from net realized gains	—	—	—	(0.13)	—	—
Total dividends and distributions	(0.03)	—	—	(0.13)	—	(0.10)
Net asset value, end of period	$11.85	$12.61	$11.48	$11.04	$12.87	$11.38
Total investment return[5]	(5.86)%	9.93%	3.99%	(13.13)%	13.19%	15.96%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.53%[6]	2.55%	2.57%	2.65%	2.58%	2.61%
Expenses after fee waivers and/or expense reimbursements	2.43%[6]	2.44%	2.49%	2.65%	2.58%[7]	2.61%
Net investment income (loss)	(0.62)%[6]	0.37%	(0.04)%	0.16%	0.11%	(0.01)%
Supplemental data:
Net assets, end of period (000's)	$1,833	$2,079	$2,201	$2,396	$3,373	$3,682
Portfolio turnover	27%	74%	158%	30%	111%	60%
	Class P
	Six months ended January 31, 2015	Years ended July 31,
	(unaudited)	2014	2013[1]	2012	2011[2]	2010
Net asset value, beginning of period	$13.75	$12.47	$11.98	$14.00	$12.36	$10.72
Net investment income[3]	0.02	0.18	0.12	0.12	0.13	0.09
Net realized and unrealized gains (losses)	(0.76)	1.17	0.47	(1.89)	1.60	1.71
Net increase (decrease) from operations	(0.74)	1.35	0.59	(1.77)	1.73	1.80
Dividends from net investment income	(0.15)	(0.07)	(0.10)	(0.12)	(0.09)	(0.16)
Distributions from net realized gains	—	—	—	(0.13)	—	—
Total dividends and distributions	(0.15)	(0.07)	(0.10)	(0.25)	(0.09)	(0.16)
Net asset value, end of period	$12.86	$13.75	$12.47	$11.98	$14.00	$12.36
Total investment return[5]	(5.33)%	10.86%	4.87%	(12.49)%	14.04%	16.85%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.59%[6]	1.64%	1.75%	1.88%	1.79%	1.85%
Expenses after fee waivers and/or expense reimbursements	1.50%[6]	1.53%	1.67%	1.88%	1.79%[7]	1.85%
Net investment income	0.30%[6]	1.37%	0.92%	0.97%	0.95%	0.78%
Supplemental data:
Net assets, end of period (000's)	$442,349	$450,438	$334,525	$218,196	$264,991	$232,908
Portfolio turnover	27%	74%	158%	30%	111%	60%

4  Amount represents less than $0.005 per share.

5  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

6  Annualized.

7  The ratios after and before fee waivers and/or expense reimbursements are the same since the fee waiver/reimbursement represents less than 0.01%.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2015	Years ended July 31,
	(unaudited)	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$7.33	$6.52	$6.05	$6.02	$5.31	$4.86
Net investment income[2]	0.09	0.10	0.08	0.09	0.09	0.11
Net realized and unrealized gains	0.45	0.83	0.65	0.08	1.01	0.83
Net increase from operations	0.54	0.93	0.73	0.17	1.10	0.94
Dividends from net investment income	—	(0.12)	(0.26)	(0.14)	(0.39)	(0.49)
Net asset value, end of period	$7.87	$7.33	$6.52	$6.05	$6.02	$5.31
Total investment return[3]	7.37%	14.56%	12.24%	3.28%	21.49%	19.70%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.62%[4]	1.59%	1.56%	1.69%	1.68%	1.89%
Expenses after fee waivers and/or expense reimbursements	1.45%[4]	1.45%	1.45%	1.45%	1.45%	1.45%
Net investment income	2.33%[4]	1.55%	1.19%	1.61%	1.54%	2.13%
Supplemental data:
Net assets, end of period (000's)	$481	$5,692	$5,233	$4,838	$4,566	$3,975
Portfolio turnover	34%	53%	92%	66%	51%	117%
	Class Y
	Six months ended January 31, 2015	Years ended July 31,
	(unaudited)	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$7.37	$6.55	$6.08	$6.05	$5.33	$4.87
Net investment income[2]	0.09	0.12	0.09	0.11	0.10	0.12
Net realized and unrealized gains	0.44	0.84	0.66	0.07	1.02	0.84
Net increase from operations	0.53	0.96	0.75	0.18	1.12	0.96
Dividends from net investment income	(0.26)	(0.14)	(0.28)	(0.15)	(0.40)	(0.50)
Net asset value, end of period	$7.64	$7.37	$6.55	$6.08	$6.05	$5.33
Total investment return[3]	7.35%	14.94%	12.53%	3.46%	21.89%	20.15%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.32%[4]	1.38%	1.39%	1.39%	1.34%	1.51%
Expenses after fee waivers and/or expense reimbursements	1.20%[4]	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income	2.46%[4]	1.81%	1.43%	1.90%	1.74%	2.34%
Supplemental data:
Net assets, end of period (000's)	$300	$280	$294	$210	$195	$111
Portfolio turnover	34%	53%	92%	66%	51%	117%

1  Investment advisory functions for this Portfolio were transferred from Goldman Sachs Asset Management, L.P. to Brookfield Investment Management Inc. and CBRE Clarion Services, LLC (formerly ING Clarion Real Estate Securities, LLC) on November 17, 2009.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

	Class C
	Six months ended January 31, 2015	Years ended July 31,
	(unaudited)	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$7.29	$6.48	$6.00	$5.99	$5.29	$4.85
Net investment income[2]	0.05	0.05	0.03	0.05	0.05	0.07
Net realized and unrealized gains	0.44	0.83	0.65	0.07	1.00	0.82
Net increase from operations	0.49	0.88	0.68	0.12	1.05	0.89
Dividends from net investment income	(0.20)	(0.07)	(0.20)	(0.11)	(0.35)	(0.45)
Net asset value, end of period	$7.58	$7.29	$6.48	$6.00	$5.99	$5.29
Total investment return[3]	6.79%	13.77%	11.52%	2.42%	20.51%	18.74%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.25%[4]	2.30%	2.27%	2.44%	2.45%	2.69%
Expenses after fee waivers and/or expense reimbursements	2.20%[4]	2.20%	2.20%	2.20%	2.20%	2.20%
Net investment income	1.47%[4]	0.78%	0.40%	0.92%	0.79%	1.37%
Supplemental data:
Net assets, end of period (000's)	$322	$272	$222	$172	$220	$171
Portfolio turnover	34%	53%	92%	66%	51%	117%
	Class P
	Six months ended January 31, 2015	Years ended July 31,
	(unaudited)	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$7.35	$6.53	$6.06	$6.03	$5.32	$4.86
Net investment income[2]	0.09	0.12	0.10	0.10	0.10	0.12
Net realized and unrealized gains	0.44	0.84	0.65	0.08	1.01	0.83
Net increase from operations	0.53	0.96	0.75	0.18	1.11	0.95
Dividends from net investment income	(0.26)	(0.14)	(0.28)	(0.15)	(0.40)	(0.49)
Net asset value, end of period	$7.62	$7.35	$6.53	$6.06	$6.03	$5.32
Total investment return[3]	7.38%	15.00%	12.57%	3.47%	21.74%	20.10%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.56%[4]	1.63%	1.52%	1.65%	1.65%	1.91%
Expenses after fee waivers and/or expense reimbursements	1.20%[4]	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income	2.45%[4]	1.79%	1.47%	1.88%	1.77%	2.36%
Supplemental data:
Net assets, end of period (000's)	$157,075	$145,067	$116,509	$108,101	$101,008	$73,866
Portfolio turnover	34%	53%	92%	66%	51%	117%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Alternative Strategies Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2015	Years ended July 31,
	(unaudited)[1]	2014[2]	2013[3]	2012[4]	2011[5]	2010
Net asset value, beginning of period	$10.62	$10.21	$9.35	$9.32	$9.16	$8.79
Net investment income (loss)[6]	(0.04)	(0.09)	(0.05)	(0.02)	(0.00)[7]	0.00[7]
Net realized and unrealized gains	0.23	0.70	0.95	0.05	0.25	0.40
Net increase from operations	0.19	0.61	0.90	0.03	0.25	0.40
Dividends from net investment income	—	(0.20)	(0.04)	—	(0.09)	(0.03)
Net asset value, end of period	$10.81	$10.62	$10.21	$9.35	$9.32	$9.16
Total investment return[8]	1.79%	5.99%	9.54%	0.43%	2.69%	4.41%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.92%[9]	1.97%	2.01%	2.12%	2.08%	2.06%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.87%[9]	1.99%[11]	1.98%[11]	2.10%[11]	2.05%	2.00%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.80%[9]	1.88%[11]	1.90%[11]	1.95%[11]	1.95%	1.95%
Net investment income (loss)	(0.75)%	(0.89)%	(0.49)%	(0.23)%	(0.02)%	0.04%
Supplemental data:
Net assets, end of period (000's)	$7,986	$77,331	$53,728	$43,644	$63,767	$56,772
Portfolio turnover	58%	114%	140%	242%	295%	244%
	Class Y
	Six months ended January 31, 2015	Years ended July 31,
	(unaudited)[1]	2014[2]	2013[3]	2012[4]	2011[5]	2010
Net asset value, beginning of period	$10.71	$10.30	$9.43	$9.38	$9.19	$8.80
Net investment income (loss)[6]	(0.02)	(0.07)	(0.03)	0.00[7]	0.02	0.03
Net realized and unrealized gains	0.22	0.70	0.97	0.05	0.25	0.40
Net increase from operations	0.20	0.63	0.94	0.05	0.27	0.43
Dividends from net investment income	(0.10)	(0.22)	(0.07)	—	(0.08)	(0.04)
Net asset value, end of period	$10.81	$10.71	$10.30	$9.43	$9.38	$9.19
Total investment return[8]	1.99%	6.18%	9.89%	0.64%	2.84%	4.83%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.70%[9]	1.74%	1.77%	1.91%	1.85%	1.76%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.68%[9,11]	1.75%[11]	1.73%[11]	1.86%[11]	1.80%	1.76%[11]
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.61%[9,11]	1.63%[11]	1.65%[11]	1.70%[11]	1.70%	1.70%[11]
Net investment income (loss)	(0.43)%	(0.65)%	(0.25)%	0.00%[12]	0.21%	0.37%
Supplemental data:
Net assets, end of period (000's)	$2,536	$4,629	$2,732	$1,668	$1,565	$1,977
Portfolio turnover	58%	114%	140%	242%	295%	244%

1  As of the close of business, March 31, 2014, UBS Global Asset Management (Americas) Inc. has the authority to allocate a portion of the Portfolio's assets to unaffiliated actively- and passively-managed pooled investment vehicles and index futures.

2  As of the close of business, July 15, 2014, AQR Capital Management LLC became an investment sub-advisor of the Portfolio. Analytic Investors, LLC, First Quadrant, L.P., Standard Life Investments (Corporate Funds) Limited and UBS Global Asset Management (Americas) Inc also continue to provide a portion of the investment advisory function.

3  As of the close of business, November 30, 2012, Wellington Management Company, LLP ("Wellington") was terminated as an investment sub-advisor to the Portfolio. Cash from the sale of securities from the portfolio previously managed by Wellington was transferred to First Quadrant L.P., an existing investment sub-advisor of the Portfolio on December 3, 2012. Analytic Investors, LLC and Standard Life Investments (Corporate Funds) Limited also continue to provide a portion of the investment advisory function.

4  As of the close of business, February 10, 2012, Goldman Sachs Asset Management, L.P. ("Goldman Sachs") was terminated as an investment sub-advisor to the Portfolio. Cash from sale of securities from the portfolio previously managed by Goldman Sachs was transferred to Standard Life Investments (Corporate Funds) Limited, an existing sub-advisor of the Portfolio.

5  A portion of the investment advisory function for the Portfolio was transferred to Standard Life Investments (Corporate Funds) Limited on August 5, 2010.

	Class C
	Six months ended January 31, 2015	Years ended July 31,
	(unaudited)[1]	2014[2]	2013[3]	2012[4]	2011[5]	2010
Net asset value, beginning of period	$10.29	$9.90	$9.09	$9.13	$8.97	$8.64
Net investment income (loss)[6]	(0.07)	(0.16)	(0.11)	(0.08)	(0.07)	(0.06)
Net realized and unrealized gains	0.22	0.67	0.92	0.04	0.25	0.39
Net increase from operations	0.15	0.51	0.81	(0.04)	0.18	0.33
Dividends from net investment income	(0.02)	(0.12)	—	—	(0.02)	—
Net asset value, end of period	$10.42	$10.29	$9.90	$9.09	$9.13	$8.97
Total investment return[8]	1.47%	5.18%	8.79%	(0.22)%	1.93%	3.70%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.65%[9]	2.71%	2.72%	2.82%	2.78%[10]	2.75%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.59%[9]	2.70%	2.70%	2.78%	2.78%[10,11]	2.75%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	2.53%[9]	2.58%	2.62%	2.63%	2.68%[11]	2.70%
Net investment income (loss)	(1.36)%	(1.60)%	(1.20)%	(0.91)%	(0.77)%	(0.72)%
Supplemental data:
Net assets, end of period (000's)	$6,904	$6,346	$4,827	$4,989	$6,479	$6,887
Portfolio turnover	58%	114%	140%	242%	295%	244%
	Class P
	Six months ended January 31, 2015	Years ended July 31,
	(unaudited)[1]	2014[2]	2013[3]	2012[4]	2011[5]	2010
Net asset value, beginning of period	$10.69	$10.27	$9.41	$9.36	$9.19	$8.82
Net investment income (loss)[6]	(0.02)	(0.07)	(0.02)	0.00[7]	0.02	0.03
Net realized and unrealized gains	0.22	0.71	0.95	0.05	0.26	0.40
Net increase from operations	0.20	0.64	0.93	0.05	0.28	0.43
Dividends from net investment income	(0.11)	(0.22)	(0.07)	—	(0.11)	(0.06)
Net asset value, end of period	$10.78	$10.69	$10.27	$9.41	$9.36	$9.19
Total investment return[8]	1.96%	6.27%	9.93%	0.64%	2.94%	4.71%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.67%[9]	1.74%[10]	1.74%	1.85%	1.81%	1.79%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.62%[9]	1.74%[10,11]	1.71%	1.85%[11]	1.80%	1.75%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.55%[9]	1.62%[11]	1.63%	1.69%[11]	1.70%	1.70%
Net investment income (loss)	(0.37)%	(0.64)%	(0.21)%	0.02%	0.22%	0.28%
Supplemental data:
Net assets, end of period (000's)	$714,828	$611,399	$493,524	$449,925	$476,544	$399,477
Portfolio turnover	58%	114%	140%	242%	295%	244%

6  Calculated using the average shares method.

7  Amount represents less than $0.005 per share.

8  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

9  Annualized.

10  The ratios after and before fee waivers and/or expense reimbursements by and recoupments to manager are the same since the recoupments to manager represent less than 0.01%.

11  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

12  Amount represents less than 0.005%.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Organization and significant accounting policies

PACE Select Advisors Trust (the "Trust") is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company currently composed of fifteen separate investment portfolios and was organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust has fifteen portfolios available for investment, each having its own investment objectives and policies: PACE Money Market Investments, PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE International Fixed Income Investments, PACE High Yield Investments, PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments (each a "Portfolio" and collectively, the "Portfolios").

Each of the Portfolios is classified as a diversified investment company with the exception of PACE Intermediate Fixed Income Investments, PACE International Fixed Income Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments. With the exception of PACE Money Market Investments (which currently offers Class P shares only) each Portfolio currently offers Class A, Class C, Class Y and Class P shares. Each class represents interests in the same assets of the applicable Portfolio and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y and Class P shares have no service or distribution plan. The Portfolios' Class P shares currently are available for purchase only to participants in the PACESM Select Advisors Program, except that PACE Money Market Investments shares are also available to participants in the PACESM Multi Advisor Program.

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

In the normal course of business, the Portfolios may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had such claims or losses through January 31, 2015 pursuant to these contracts and expect the risk of loss to be remote.

PACE Money Market Investments attempts to maintain a stable net asset value of $1.00 per share; the Portfolio has adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable it to do so. As with any money market portfolio, there is no assurance, however, that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Portfolios' financial statements are prepared in

PACE Select Advisors Trust

Notes to financial statements (unaudited)

accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments

Each Portfolio calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Portfolio calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Portfolio's net asset value per share will be calculated as of the time trading was halted.

PACE Money Market Investments' net asset value per share is expected to be $1.00 per share, although this value is not guaranteed. PACE Money Market Investments values its securities at amortized cost. This method uses a constant amortization to maturity of the difference between the cost of the instrument to the fund and the amount due at maturity.

Each Portfolio (other than PACE Money Market Investments) calculates its net asset value based on the current market value, where available, for its portfolio securities. The Portfolios normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized evaluation systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the board of trustees (the "board").

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Portfolios' use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily closing net asset value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolios' custodian and accounting agent. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges are normally valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price.

The board has delegated to the UBS Global Asset Management (Americas) Inc. Global Valuation Committee ("GVC") the responsibility for making fair value determinations with respect to the Portfolios' holdings. The GVC is comprised of representatives of management, including members of the investment team. The GVC provides reports to the board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews of securities valuations.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, as discussed below; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investments; and the evaluation of forces which influence the market in which the investments are purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by an independent third party.

Each Portfolio expects to price most of its portfolio holdings based on current market value, as discussed previously. Investments for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized evaluation system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. If a Portfolio concludes that a market quotation is not readily available for a portfolio investment for any number of reasons, including the occurrence of a "significant event" (e.g., natural disaster or governmental action), after the close of trading in its principal domestic or foreign market but before the close of regular trading on the NYSE, the Portfolio will use fair value methods to reflect those events. This policy is intended to assure that each Portfolio's net asset value fairly reflects the value of its portfolio holdings as of the time of pricing. PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If an investment is valued at a "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in investments being transferred between Level 1 and Level 2 of the fair value hierarchy at reporting period ends. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the investment manager of the Portfolios.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Swaps and other OTC derivatives are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the board.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of each Portfolio's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of each Portfolio's own assumptions in determining the fair value of investments.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

In accordance with the requirements of US GAAP, a fair value hierarchy has been included near the end of each Portfolio's Portfolio of investments.

In June 2014, The Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2014-11, Transfers & Servicing (Topic 860): "Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures" ("ASU 2014-11") to improve the financial reporting of reverse repurchase agreements and other similar transactions. ASU 2014-11 includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. ASU 2014-11 is effective for annual reporting periods beginning after December 15, 2014 and interim periods within those fiscal periods. Management is currently evaluating the implications of these changes and their impact on the financial statements.

The provisions of ASC Topic 815 "Derivatives and Hedging" ("ASC Topic 815") require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Portfolio's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Portfolios may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the applicable Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of January 31, 2015 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of January 31, 2015, a Portfolio would be required to post additional collateral or may be required to terminate the contract and settle any amounts outstanding. The Portfolios are not aware of any additional credit-risk contingent features on other derivative contracts held by the Portfolios (other than those described earlier). The volume of derivatives that is presented in the Portfolio of investments of each Portfolio is consistent with the derivative activity during the six months ended January 31, 2015.

At January 31, 2015, the Portfolios had the following derivatives categorized by underlying risk:

  Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Mortgage-Backed Securities Fixed Income Investments
Options and swaptions purchased	$127,123	$—	$—	$—	$127,123
Total value	$127,123	$—	$—	$—	$127,123
PACE Intermediate Fixed Income Investments
Futures contracts	$1,385,213	$—	$—	$—	$1,385,213
Options and swaptions purchased	627,357	—	—	—	627,357
Forward foreign currency contracts	—	595,820	—	—	595,820
Total value	$2,012,570	$595,820	$—	$—	$2,608,390

PACE Select Advisors Trust

Notes to financial statements (unaudited)

  Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Strategic Fixed Income Investments
Options and swaptions purchased	$374,239	$—	$—	$—	$374,239
Futures contracts	126,910	—	—	—	126,910
Forward foreign currency contracts	—	13,043,156	—	—	13,043,156
Swap agreements	2,149,674	—	1,766,462	—	3,916,136
Total value	$2,650,823	$13,043,156	$1,766,462	$—	$17,460,441
PACE International Fixed Income Investments
Futures contracts	$4,674,319	$—	$—	$—	$4,674,319
Forward foreign currency contracts	—	11,847,158	—	—	11,847,158
Total value	$4,674,319	$11,847,158	$—	$—	$16,521,477
PACE High Yield Investments
Forward foreign currency contracts	$—	$4,418,769	$—	$—	$4,418,769
Total value	$—	$4,418,769	$—	$—	$4,418,769
PACE Alternative Strategies Investments
Futures contracts	$3,901,837	$—	$—	$5,388,211	$9,290,048
Options and swaptions purchased	1,030,241	3,010,401	—	9,251,683	13,292,325
Forward foreign currency contracts	—	45,958,102	—	—	45,958,102
Swap agreements	27,223,129	—	4,165,728	262,994	31,651,851
Total value	$32,155,207	$48,968,503	$4,165,728	$14,902,888	$100,192,326

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Mortgage-Backed Securities Fixed Income Investments
Swap agreements	$(80,690)	$—	$—	$—	$(80,690)
Options and swaptions written	(2,241,747)	—	—	—	(2,241,747)
Total value	$(2,322,437)	$—	$—	$—	$(2,322,437)
PACE Intermediate Fixed Income Investments
Futures contracts	$(1,493,474)	$—	$—	$—	$(1,493,474)
Forward foreign currency contracts	—	(431,080)	—	—	(431,080)
Swap agreements	(537,619)	—	(34)	—	(537,653)
Options and swaptions written	(1,805,304)	—	—	—	(1,805,304)
Total value	$(3,836,397)	$(431,080)	$(34)	$—	$(4,267,511)
PACE Strategic Fixed Income Investments
Futures contracts	$(1,141,204)	$—	$—	$—	$(1,141,204)
Options and swaptions written	(454,370)	(327,868)	—	—	(782,238)
Forward foreign currency contracts	—	(4,123,288)	—	—	(4,123,288)
Swap agreements	(3,122,136)	—	(1,046,749)	—	(4,168,885)
Total value	$(4,717,710)	$(4,451,156)	$(1,046,749)	$—	$(10,215,615)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE International Fixed Income Investments
Futures contracts	$(4,498,421)	$—	$—	$—	$(4,498,421)
Forward foreign currency contracts	—	(3,948,159)	—	—	(3,948,159)
Total value	$(4,498,421)	$(3,948,159)	$—	$—	$(8,446,580)
PACE High Yield Investments
Futures contracts	$(572,269)	$—	$—	$—	$(572,269)
Forward foreign currency contracts	—	(34,920)	—	—	(34,920)
Total value	$(572,269)	$(34,920)	$—	$—	$(607,189)
PACE Alternative Strategies Investments
Futures contracts	$(1,323,259)	$—	$—	$(4,887,783)	$(6,211,042)
Written options and foreign exchange options	(110,000)	(701,409)	—	(4,909,435)	(5,720,844)
Forward foreign currency contracts	—	(34,689,951)	—	—	(34,689,951)
Swap agreements	(26,086,538)	—	(3,059,641)	(961,926)	(30,108,105)
Total value	$(27,519,797)	$(35,391,360)	$(3,059,641)	$(10,759,144)	$(76,729,942)

1  In the Statement of assets and liabilities, options and swaptions purchased are shown within Investments in securities of unaffiliated issuers, at value, swap agreements are shown at value while forward foreign currency contracts are shown using unrealized appreciation. Futures contracts are reported in the table above using the cumulative appreciation as detailed in the futures contract and centrally cleared swaps tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In the Statement of assets and liabilities, swap agreements and written options and swaptions are shown at value while forward foreign currency contracts are shown using unrealized depreciation. Futures contracts and centrally cleared swaps are reported in the table above using the cumulative appreciation/depreciation as detailed in the futures contracts and centrally cleared swaps tables at the end of the Portfolio of investments, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

Net realized and unrealized gains (losses) from derivative instruments during the six months ended January 31,2015, were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Mortgage-Backed Securities Fixed Income Investments
Net realized gain (loss)[3]
Options and swaptions purchased[4]	$(330,500)	$—	$—	$—	$(330,500)
Swap agreements	(701,367)	—	—	—	(701,367)
Options and swaptions written	334,375	—	—	—	334,375
Total net realized gain (loss)	$(697,492)	$—	$—	$—	$(697,492)
Net change in unrealized appreciation/depreciation[5]
Options and swaptions purchased[4]	$(232,170)	$—	$—	$—	$(232,170)
Swap agreements	(78,058)	—	—	—	(78,058)
Options and swaptions written	(179,635)	—	—	—	(179,635)
Total net change in unrealized appreciation/depreciation	$(489,863)	$—	$—	$—	$(489,863)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Intermediate Fixed Income Investments
Net realized gain (loss)[3]
Futures contracts	$(435,425)	$—	$—	$—	$(435,425)
Options and swaptions purchased[4]	127,490	—	—	—	127,490
Forward foreign currency contracts	179,235	—	—	—	179,235
Swap agreements	(128,453)	—	111,805	—	(16,648)
Options and swaptions written	22,809	—	—	—	22,809
Total net realized gain (loss)	$(234,344)	$—	$111,805	$—	$(122,539)
Net change in unrealized appreciation/depreciation[5]
Futures contracts	$80,599	$—	$—	$—	$80,599
Options and swaptions purchased[4]	(12,920)	—	—	—	(12,920)
Forward foreign currency contracts	—	115,801	—	—	115,801
Swap agreements	(600,455)	—	(419)	—	(600,874)
Options and swaptions written	(682,779)	—	—	—	(682,779)
Total net change in unrealized appreciation/depreciation	$(1,215,555)	$115,801	$(419)	$—	$(1,100,173)
PACE Strategic Fixed Income Investments
Net realized gain (loss)[3]
Futures contracts	$(5,177,020)	$—	$—	$—	$(5,177,020)
Options and swaptions purchased[4]	(4,602)	—	—	—	(4,602)
Options and swaptions written	487,129	(638,160)	—	—	(151,031)
Swap agreements	(1,171,169)	—	659,749	—	(511,420)
Forward foreign currency contracts	—	11,077,014	—	—	11,077,014
Total net realized gain (loss)	$(5,865,662)	$10,438,854	$659,749	$—	$5,232,941
Net change in unrealized appreciation/depreciation[5]
Options and swaptions purchased[4]	$(93,001)	$—	$—	$—	$(93,001)
Futures contracts	627,555	—	—	—	627,555
Options and swaptions written	(133,898)	(211,073)	—	—	(344,971)
Swap agreements	(1,639,375)	—	(779,679)	—	(2,419,054)
Forward foreign currency contracts	—	8,732,234	—	—	8,732,234
Total net change in unrealized appreciation/depreciation	$(1,238,719)	$8,521,161	$(779,679)	$—	$6,502,763
PACE International Fixed Income Investments
Net realized gain (loss)[3]
Futures contracts	$812,721	$—	$—	$—	$812,721
Forward foreign currency contracts	—	10,329,069	—	—	10,329,069
Total net realized gain (loss)	$812,721	$10,329,069	$—	$—	$11,141,790
Net change in unrealized appreciation/depreciation[5]
Futures contracts	$(1,780,994)	$—	$—	$—	$(1,780,994)
Forward foreign currency contracts	—	6,056,974	—	—	6,056,974
Total net change in unrealized appreciation/depreciation	$(1,780,994)	$6,056,974	$—	$—	$4,275,980

PACE Select Advisors Trust

Notes to financial statements (unaudited)

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE High Yield Investments
Net realized gain (loss)[3]
Futures contracts	$(610,502)	$—	$—	$—	$(610,502)
Forward foreign currency contracts	—	6,547,965	—	—	6,547,965
Total net realized gain (loss)	$(610,502)	$6,547,965	$—	$—	$5,937,463
Net change in unrealized appreciation/depreciation[5]
Futures contracts	$(817,317)	$—	$—	$—	$(817,317)
Forward foreign currency contracts	—	3,212,441	—	—	3,212,441
Total net change in unrealized appreciation/depreciation	$(817,317)	$3,212,441	$—	$—	$2,395,124
PACE International Equity Investments
Net realized gain (loss)[3]
Forward foreign currency contracts	$—	$701,310	$—	$—	$701,310
Total net realized gain (loss)	$—	$701,310	$—	$—	$701,310
Net change in unrealized appreciation/depreciation[5]
Forward foreign currency contracts	$—	$(78,260)	$—	$—	$(78,260)
Total net change in unrealized appreciation/depreciation	$—	$(78,260)	$—	$—	$(78,260)
PACE International Emerging Markets Equity Investments
Net realized gain (loss)[3]
Futures contracts	$—	$—	$—	$—	$—
Forward foreign currency contracts	—	3,139	—	—	3,139
Total net realized gain (loss)	$—	$3,139	$—	$—	$3,139
Net change in unrealized appreciation/depreciation[5]
Futures contracts	$—	$—	$—	$—	$—
Forward foreign currency contracts	—	—	—	—	—
Total net change in unrealized appreciation/depreciation	$—	$—	$—	$—	$—
PACE Alternative Strategies Investments
Net realized gain (loss)[3]
Futures contracts	$(1,345,982)	$193,669	$—	$3,084,585	$1,932,272
Options and swaptions purchased[4]	3,119,130	874,204	—	(359,818)	3,633,516
Options and swaptions written	(2,906,370)	(2,963,059)	—	(10,132,407)	(16,001,836)
Forward foreign currency contracts	—	25,319,168	—	—	25,319,168
Swap agreements	44,495	—	277,868	(110,115)	212,248
Total net realized gain (loss)	$(1,088,727)	$23,423,982	$277,868	$(7,517,755)	$15,095,368
Net change in unrealized appreciation/depreciation[5]
Futures contracts	$4,967,579	$—	$—	$(55,129)	$4,912,450
Options and swaptions purchased[4]	(107,317)	1,024,708	—	(995,651)	(78,260)
Written options and foreign exchange options written	(86,264)	(143,084)	—	1,677,662	1,448,314
Forward foreign currency contracts	—	9,392,930	—	—	9,392,930
Swap agreements	(4,764,359)	—	18,695	(137,753)	(4,883,417)
Total net change in unrealized appreciation/depreciation	$9,639	$10,274,554	$18,695	$489,129	$10,792,017

3  The net realized gains (losses) are shown in the Statement of operations in net realized gains (losses) from futures, options and swaptions written, swap agreements and forward foreign currency contracts.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

4  Realized and unrealized gain (loss) is included in net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

5  The net change in unrealized appreciation/depreciation is shown in the Statement of operations in net change in unrealized appreciation/depreciation on futures, options and swaptions written, swap agreements and forward foreign currency contracts.

In January 2013, Accounting Standards Update 2013-01 ("ASU 2013-01"), "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities", replaced Accounting Standards Update 2011-11 ("ASU 2011-11"), "Disclosures about Offsetting Assets and Liabilities". ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase and reverse repurchase agreements, and securities lending and borrowing transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement.

The Portfolios typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolios typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

At January 31, 2015, derivative assets and liabilities (by type) on a gross basis were as follows:

PACE Mortgage-Backed Securities Fixed Income Investments
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Options and swaptions purchased	127,123	—
Options and swaptions written	—	(2,241,747)
Swap agreements	—	(80,690)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	127,123	(2,322,437)
Derivatives not subject to a master netting agreement or similar agreements ("MNA")	—	—
Total gross amount of assets and liabilities subject to MNA or similar agreements	127,123	(2,322,437)

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of January 31, 2015.

PACE Mortgage-Backed Securities Fixed Income Investments
Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)*	Net Amount of Assets ($)
Bank of America	28,364	(28,364)	—	0
Citibank NA	2,886	—	—	2,886
Credit Suisse International	92,210	(38,547)	—	53,663
Goldman Sachs Bank USA	3,663	(3,663)	—	0
Total	127,123	(70,574)	—	56,549

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)*	Net Amount of Liabilities ($)
Bank of America	(130,626)	28,364	—	(102,262)
Credit Suisse International	(38,547)	38,547	—	0
Goldman Sachs International	(42,143)	3,663	—	(38,480)
JP Morgan Chase Bank N.A.	(2,111,121)	—	200,000	(1,911,121)
Total	(2,322,437)	70,574	200,000	(2,051,863)

*  In some instances, the actual collateral received and/or pledged may be more than the amount shown.

PACE Intermediate Fixed Income

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	595,820	(431,080)
Futures contracts	1,385,213	(1,493,474)
Options and swaptions purchased	627,357	—
Options and swaptions written	—	(1,805,304)
Swap agreements	—	(537,653)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	2,608,390	(4,267,511)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(1,416,525)	2,047,793
Total gross amount of assets and liabilities subject to MNA or similar agreements	1,191,865	(2,219,718)

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of January 31, 2015.

PACE Intermediate Fixed Income
Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)*	Net Amount of Assets ($)
Citibank NA	7,032	—	—	7,032
Credit Suisse International	308,839	(188,731)	—	120,108
Deutsche Bank AG	318,511	(212,668)	—	105,843
JP Morgan Chase Bank	525,208	(525,208)	—	0
Standard Chartered Bank	32,275	—	—	32,275
Total	1,191,865	(926,607)	—	265,258

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)*	Net Amount of Liabilities ($)
BNP Paribas	(4,874)	—	—	(4,874)
Bank of America NA	(210,137)	—	—	(210,137)
Credit Suisse International	(188,731)	188,731	—	0
Deutsche Bank AG	(212,668)	212,668	—	0
Goldman Sachs Bank USA	(197,329)	—	—	(197,329)
Goldman Sachs Capital Management	(96,004)	—	—	(96,004)
JP Morgan Chase Bank	(1,309,876)	525,208	—	(784,668)
State Street Bank and Trust Co.	(99)	—	—	(99)
Total	(2,219,718)	926,607	—	(1,293,111)

*  In some instances, the actual collateral received and/or pledged may be more than the amount shown.

PACE Strategic Fixed Income Investments
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	13,043,156	(4,123,288)
Futures contracts	126,910	(1,141,204)
Options and swaptions purchased	374,239	—
Options and swaptions written	—	(782,238)
Swap agreements	3,916,136	(4,168,885)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	17,460,441	(10,215,615)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(2,276,584)	4,310,125
Total gross amount of assets and liabilities subject to MNA or similar agreements	15,183,857	(5,905,490)

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of January 31, 2015.

PACE Strategic Fixed Income Investments
Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)*	Net Amount of Assets ($)
Bank of America	1,167,262	(830,835)	(336,427)	0
Barclays Bank PLC	44,684	(44,684)	—	0
BNP Paribas	307,044	(307,044)	—	0
Citibank NA	8,526,026	(638,737)	—	7,887,289
Credit Suisse International	1,998,980	(1,450,432)	—	548,548
Deutsche Bank AG	1,032,986	(243,030)	—	789,956
Goldman Sachs Bank USA	74,024	(71,992)	—	2,032
Goldman Sachs Capital Management	393,406	(31,231)	—	362,175
HSBC PLC	40,936	(40,936)	—	0
JPMorgan Chase Bank,	796,410	(796,410)	—	0
Morgan Stanley & Co. International PLC	293,054	(191,982)	(101,072)	0
Societe Generale	509,045	(30,492)	—	478,553
Total	15,183,857	(4,677,805)	(437,499)	10,068,553

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)*	Net Amount of Liabilities ($)
Bank of America	(830,835)	830,835	—	0
Barclays Bank PLC	(99,536)	44,684	—	(54,852)
BNP Paribas	(314,042)	307,044	—	(6,998)
Citibank N.A.	(638,737)	638,737	—	0
Credit Suisse International	(1,450,432)	1,450,432	—	0
Deutsche Bank AG	(243,030)	243,030	—	0
Goldman Sachs Bank USA	(71,992)	71,992	—	0
Goldman Sachs Capital Management	(31,231)	31,231	—	0
Goldman Sachs International	(304,930)	—	—	(304,930)
HSBC PLC	(123,482)	40,936	—	(82,546)
JPMorgan Chase Bank	(1,543,016)	796,410	—	(746,606)
Morgan Stanley & Co., Inc.	(30,156)	—	—	(30,156)
Morgan Stanley & Co. International PLC	(191,982)	191,982	—	0
Societe Generale	(30,492)	30,492	—	0
Westpac Banking Corp.	(1,597)	—	—	(1,597)
Total	(5,905,490)	4,677,805	—	(1,227,685)

*  In some instances, the actual collateral received and/or pledged may be more than the amount shown.

PACE International Fixed Income Investments
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	11,847,158	(3,948,159)
Futures contracts	4,674,319	(4,498,421)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	16,521,477	(8,446,580)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(16,521,477)	8,446,580
Total gross amount of assets and liabilities subject to MNA or similar agreements	0	0
PACE High Yield Investments
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	4,418,768	(34,920)
Futures contracts	—	(572,269)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	4,418,768	(607,189)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(4,418,768)	607,189
Total gross amount of assets and liabilities subject to MNA or similar agreements	0	0
PACE Alternative Strategies Investments
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	45,958,102	(34,689,951)
Futures contracts	9,290,048	(6,211,042)
Options and swaptions purchased	13,292,325	—
Options and swaptions written	—	(5,720,844)
Swap agreements	31,651,851	(30,108,105)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	100,192,326	(76,729,942)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(48,708,868)	39,505,607
Total gross amount of assets and liabilities subject to MNA or similar agreements	51,483,458	(37,224,335)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of January 31, 2015.

PACE Alternative Strategies Investments
Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)*	Net Amount of Assets ($)
Barclays Bank PLC	13,688,619	(11,037,275)	—	2,651,344
Bank of America N.A.	375,184	(80,793)	(294,391)	—
BNP Paribas	6,050,729	(2,193,507)	—	3,857,222
Citibank NA	5,415,177	(3,620,162)	(390,000)	1,405,015
Credit Suisse International	4,930,189	(3,600,075)	(1,330,114)	—
Deutsche Bank AG	13,396	(13,396)	—	—
Morgan Stanley & Co. International PLC	13,146,474	(13,146,474)	—	—
Royal Bank of Scotland PLC	7,863,690	(2,058,889)	—	5,804,801
Total	51,483,458	(35,750,571)	(2,014,505)	13,718,382
Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)*	Net Amount of Liabilities ($)
Barclays Bank PLC	(11,037,275)	11,037,275	—	—
Bank of America N.A.	(80,793)	80,793	—	—
BNP Paribas	(2,193,507)	2,193,507	—	—
Citibank N.A.	(3,620,162)	3,620,162	—	—
Credit Suisse International	(3,600,075)	3,600,075	—	—
Deutsche Bank AG	(13,699)	13,396	—	(303)
Morgan Stanley & Co. International PLC	(14,619,935)	13,146,474	—	(1,473,461)
Royal Bank of Scotland PLC	(2,058,889)	2,058,889	—	—
Total	(37,224,335)	35,750,571	—	(1,473,764)

*  In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Repurchase agreements—The Portfolios may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolios maintain custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolios and their counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolios generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. Moreover, repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 under the Investment Company Act or a Portfolio's investment strategies and limitations, may require the Portfolio to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolios may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the

PACE Select Advisors Trust

Notes to financial statements (unaudited)

agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Portfolio (with the exception of PACE Municipal Fixed Income Investments) may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global AM.

Under certain circumstances, the Portfolios may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Portfolios potentially assessed to a fee for uninvested cash held in a business account at a bank.

Restricted securities—The Portfolios may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Portfolio's Portfolio of investments.

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income is recorded net of withholding taxes on the ex-dividend date ("ex-date") (except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Portfolio, using reasonable diligence, becomes aware of such dividends). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

Foreign currency translation—The books and records of the Portfolios are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of operations.

The Portfolios do not generally isolate the effects of fluctuations in foreign exchange rates from the effects of fluctuations in the market prices of securities. However, the Portfolios do isolate the effects of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Forward foreign currency contracts—Certain Portfolios may enter into forward foreign currency contracts ("forward contracts") as part of its investment strategy, in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Portfolios may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if the applicable investment sub-advisor anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift a Portfolio's exposure to foreign currency fluctuations from one country to another.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

The Portfolios have no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the value of a Portfolio's total assets. The Portfolios may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Portfolios to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolios maintain cash or liquid securities in a segregated account in an amount determined pursuant to the Portfolios' segregation policies as disclosed in the Trust's Statement of Additional Information.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar or each other.

Fluctuations in the value of open forward contracts are recorded for book purposes as unrealized gains or losses on forward foreign currency contracts by the Portfolios. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Portfolios on contracts which have matured.

Securities traded on to-be-announced basis—The Portfolios may from time to time purchase securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

Option writing—Certain Portfolios may write (sell) put and call options on securities or derivative instruments in order to gain exposure to or protect against changes in the markets. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included on the Portfolio's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Portfolio purchases upon exercise of the option.

In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by a Portfolio could result in the Portfolio selling or buying a derivative instrument, security or currency at a price different from current market value.

In the normal course of trading activities, the Portfolios trade and hold certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where the Portfolios would be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). The maximum payout

PACE Select Advisors Trust

Notes to financial statements (unaudited)

for these contracts is limited to the number of put option contracts written and the related strike prices, respectively.

Purchased options—Certain Portfolios may also purchase put and call options. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss. Purchased options are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in investments in unaffiliated securities, at value.

Futures contracts—Certain Portfolios may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities. They may do this to enhance or realize gains, as a hedge and/or to manage the average duration of the Portfolio. Using futures contracts involves various market risks, including interest rate and equity risk as well as the risks that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, a Portfolio is required to deliver to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", generally are made or received by the Portfolio each day depending on the fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts that are held through swap contracts, payments may be made or received at settlement. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Loan assignments and participations—Certain Portfolios may invest in secured or unsecured fixed or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions ("Lenders") which may be in the form of participations ("Participations") in Loans or assignments ("Assignments") of all or a portion of Loans from third parties. A Portfolio may invest in multiple series or tranches of a Loan, which may have varying terms and carry different associated risks. Participations typically result in a Portfolio having a contractual relationship only with the Lender, not with the borrower. A Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Portfolio generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and a Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the Portfolio may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A Portfolio will acquire Participations only if its sub-advisor determines that the selling Lender is creditworthy. When a Portfolio purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the Portfolio is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the Portfolio. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by a

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Short sales "Against the Box"—Each Portfolio (other than PACE Money Market Investments and PACE Municipal Fixed Income Investments) may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of a Portfolio, and that Portfolio is obligated to replace the securities borrowed at a date in the future. When a Portfolio sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the Portfolio maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. Each Portfolio may incur transaction costs, including dividend and interest expense, in connection with opening, maintaining and closing short sales "against the box".

A Portfolio might make a short sale "against the box" to hedge against market risks when its sub-advisor believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for a security owned by the Portfolio. In such case, any loss in the Portfolio's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities a Portfolio owns, either directly or indirectly, and in the case where the Portfolio owns convertible securities, changes in the investment values or conversion premiums of such securities.

Uncovered short sales—PACE Mortgage-Backed Securities Fixed Income Investments (with respect to securities issued by the US Treasury and TBA securities coupon trades), PACE International Equity Investments, PACE Large Co Value Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments may engage in short sale transactions in which the Portfolio sells a security it does not own (or does not have the right to acquire at no added cost). The Portfolio must borrow the security to make delivery to the buyer. In a short sale where a Portfolio is not holding a position in the same security (or convertible into the same security), the Portfolio will maintain an account containing cash or liquid assets at such a level that the amount deposited in the account plus that amount deposited with the broker as collateral will, at minimum, equal the current value of the investment sold short. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. A Portfolio incurs transaction costs, including interest expense, in connection with opening, maintaining and closing short sales. Because PACE Large Co Value Equity Investments, PACE International Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments are multi-managed and have the ability to engage in short sales, one investment advisor may take a short position and another advisor may take a long position in the same security. A Portfolio will be required to pay the buyer for any dividends or other corporate actions and interest payable on securities while those securities are in a short position. These dividends and interest are booked as an expense or liability to the Portfolio on an accrual basis. A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security, and a Portfolio will realize a gain if the security declines in price between those same dates. Because a Portfolio's loss on a short sale arises from increases in the value of the investment sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. In addition, a Portfolio's investments held long could decline in value at the same time the value of the investment sold short increases, thereby increasing the Portfolio's potential for loss. PACE Global Real Estate Securities Investments did not engage in uncovered short sales during the six months ended January 31, 2015.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Treasury roll transactions—Certain Portfolios may enter into treasury roll transactions. In a treasury roll transaction, a Portfolio sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and date. The Portfolio receives cash from the sale of the Treasury security to use for other investment purposes. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase and sale. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Portfolio and the counterparty over the term of the borrowing. The Portfolio will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Portfolio. If the interest expense exceeds the income earned, the Portfolio's net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase may decline below the agreed upon repurchase price of those securities. During the six months ended January 31, 2015, the only Portfolios that utilized treasury roll transactions were PACE Intermediate Fixed Income Investments and PACE Strategic Fixed Income Investments.

Reverse repurchase agreements—Certain Portfolios may enter into reverse repurchase agreements with qualified third party banks, securities dealers or their affiliates. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time a Portfolio enters into a reverse repurchase agreement, the Portfolio establishes and maintains a segregated account with the Portfolio's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

There were no reverse repurchase agreements outstanding at during the six months ended January 31, 2015.

Swap agreements—Certain Portfolios may enter into interest rate swap agreements. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap agreement to comply with the terms of the agreement. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio. Therefore, the Portfolio considers the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Portfolios accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swaps within the Statement of operations.

Inflation swap agreements are used to hedge inflation risk by transferring inflation risk from one party to another through an exchange of cash flows. In an inflation swap, one party pays a fixed rate on a notional principal amount while the other party pays a floating rate linked to an inflation index on that same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional principal amount. If the average inflation rate over the term of the swap is the same as the fixed rate of the swap, the two legs will have the same value and the swap will break even.

Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or a credit event. As a buyer, the Portfolio would make periodic payments to the counterparty, and the

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Portfolio typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Portfolio would receive periodic payments from the counterparty, and the Portfolio would make payments only upon the occurrence of a credit event. If no default or credit event occurs, the Portfolio will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Portfolio typically pays full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of the value reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of January 31, 2015 for which a Portfolio is the seller of protection are disclosed under the sections "Credit default swaps on credit indices—sell protection" and "Credit default swaps on corporate and sovereign issues—sell protection" in the Portfolios of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Portfolio for the same referenced entity or entities.

Total return swap contracts involve commitments to pay interest in exchange for a market-linked return both based on notional amounts. To the extent the total return of the security or index underlying the transactions exceeds or

PACE Select Advisors Trust

Notes to financial statements (unaudited)

falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as interest and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio's exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. Only a limited number of transactions are currently eligible for clearing. Centrally cleared swaps, if any, are reported on the Statement of assets and liabilities based on variation margin received or paid, if any.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If a Portfolio's sub-adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Portfolios will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Portfolio's risk of loss will consist of the net amount of interest or other payments that the Portfolio is contractually entitled to receive. Therefore, the Portfolio would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which PACE International Fixed Income Investments, PACE High Yield Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments are authorized to invest.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. These risks are greater with respect to the securities in which PACE Small/Medium Co Value Equity Investments and PACE Small/Medium Co Growth Equity Investments tend to invest.

Investments in bonds with ratings of BB (Standard & Poor's Ratings Group) or Ba (Moody's Investors Service, Inc.) or below (commonly referred to as "high yield" bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

The ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment management and administration fees and other transactions with affiliates

The Trust has entered into an investment management and administration contract ("Management Contract") with UBS Global AM. In accordance with the Management Contract, each Portfolio paid UBS Global AM investment management and administration fees, which were accrued daily and paid monthly, in accordance with the following schedule as of January 31, 2015:

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
PACE Money Market Investments	0.350%
PACE Mortgage-Backed Securities Fixed Income Investments	0.650% up to $250 million 0.600% above $250 million up to $500 million 0.575% above $500 million up to $750 million 0.550% above $750 million up to $1 billion 0.525% above $1 billion
PACE Intermediate Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion
PACE Strategic Fixed Income Investments	0.650% up to $250 million
0.600% above $250 million up to $500 million
0.575% above $500 million up to $750 million
0.550% above $750 million up to $1 billion
0.525% above $1 billion up to $1.25 billion
0.500% above $1.25 billion
PACE Municipal Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
PACE International Fixed Income Investments	0.750% up to $500 million 0.725% above $500 million up to $1 billion 0.700% above $1 billion
PACE High Yield Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion
PACE Large Co Value Equity Investments	0.800% up to $250 million 0.770% above $250 million up to $500 million 0.730% above $500 million up to $1 billion 0.700% above $1 billion
PACE Large Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million up to $1 billion 0.750% above $1 billion up to $1.5 billion 0.725% above $1.5 billion up to $2 billion 0.700% above $2 billion
PACE Small/Medium Co Value Equity Investments	0.800% up to $500 million 0.775% above $500 million
PACE Small/Medium Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million
PACE International Equity Investments	0.900% up to $500 million 0.875% above $500 million up to $1 billion 0.850% above $1 billion up to $1.5 billion 0.825% above $1.5 billion up to $2 billion 0.800% above $2 billion
PACE International Emerging Markets Equity Investments	1.100% up to $500 million 1.075% above $500 million up to $1 billion 1.050% above $1 billion up to $1.5 billion 1.025% above $1.5 billion up to $2 billion 1.000% above $2 billion
PACE Global Real Estate Securities Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion
PACE Alternative Strategies Investments	1.400% up to $500 million 1.350% above $500 million up to $1 billion 1.300% above $1 billion up to $1.5 billion 1.275% above $1.5 billion up to $2 billion 1.250% above $2 billion

Under separate Sub-Advisory Agreements, with the exception of PACE Money Market Investments, UBS Global AM (not the Portfolios) pays the following investment sub-advisors a fee from the investment management and administration fees which UBS Global AM receives, which is accrued daily and paid monthly:

Portfolio	Investment sub-advisor
PACE Mortgage-Backed Securities Fixed Income Investments	Pacific Investment Management Company LLC
PACE Intermediate Fixed Income Investments	Babson Capital Management LLC[1] BlackRock Financial Management, Inc.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Investment sub-advisor
PACE Strategic Fixed Income Investments	Pacific Investment Management Company LLC Neuberger Berman Fixed Income LLC[2]
PACE Municipal Fixed Income Investments	Standish Mellon Asset Management Company LLC
PACE International Fixed Income Investments	Rogge Global Partners plc
PACE High Yield Investments	MacKay Shields LLC
PACE Large Co Value Equity Investments	Institutional Capital LLC[3] Los Angeles Capital Management and Equity Research, Inc. Pzena Investment Management, LLC Robeco Investment Management
PACE Large Co Growth Equity Investments	Jackson Square Partners, LLC J.P. Morgan Investment Management Mar Vista Investment Partners, LLC (formerly known as Roxbury Capital Management, LLC)
PACE Small/Medium Co Value Equity Investments	Kayne Anderson Rudnick Investment Management, LLC Metropolitan West Capital Management, LLC Systematic Financial Management, L.P.
PACE Small/Medium Co Growth Equity Investments	LMCG Investments, LLC (formerly known as Lee Munder Capital Group, LLC) Palisade Capital Management, LLC[4] Riverbridge Partners, LLC Timpani Capital Management LLC
PACE International Equity Investments	Chautauqua Capital Management, LLC Los Angeles Capital Management and Equity Research, Inc. Mondrian Investment Partners Ltd.
PACE International Emerging Markets Equity Investments	LMCG Investments, LLC (formerly known as Lee Munder Capital Group, LLC) Mondrian Investment Partners Ltd. William Blair & Company L.L.C
PACE Global Real Estate Securities Investments	Brookfield Investment Management Inc. CBRE Clarion Securities, LLC
PACE Alternative Strategies Investments.[5]	Analytic Investors, LLC AQR Capital Management LLC First Quadrant L.P. Standard Life investments (Corporate Funds) Limited

1  As of the close of business June 5, 2014, Babson Capital Management LLC became an investment sub-advisor of the Portfolio.

2  As of the close of business, January 20, 2015, Neuberger Berman Fixed Income LLC became an investment sub-advisor of the Portfolio.

3  As of the close of business, February 3, 2015, Institutional Capital LLC was terminated as an investment sub-advisor to the Portfolio and River Road Asset Management, LLC was appointed as an additional sub-advisor of the Portfolio effective on February 4, 2015.

4  As of the close of business, February 23, 2015, Palisade Capital Management, LLC was terminated as an investment sub-advisor to the Portfolio. Cash from the sale of securities previously managed by Palisade Capital Management, LLC was transferred to LMCG Investments, LLC (formerly known as Lee Munder Capital Group, LLC), Riverbridge Partners, LLC and Timpani Capital Management LLC.

5  As of the close of business March 31, 2014, UBS Global Asset Management (Americas) Inc. has the authority to allocate a portion of the Portfolio's assets to unaffiliated actively-and passively-managed pooled investment vehicles and index futures.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

At January 31, 2015, certain Portfolios owe or are owed by UBS Global AM for investment management and administration fees, net of fee waivers/expense reimbursements and/or recoupments as follows:

Portfolio	Amounts due to (owed by) UBS Global AM
PACE Money Market Investments	$(56,243)
PACE Mortgage-Backed Securities Fixed Income Investments	209,880
PACE Intermediate Fixed Income Investments	146,652
PACE Strategic Fixed Income Investments	476,728
PACE Municipal Fixed Income Investments	180,342
PACE International Fixed Income Investments	327,560
PACE High Yield Investments	282,690
PACE Large Co Value Equity Investments	902,586
PACE Large Co Growth Equity Investments	917,981
PACE Small/Medium Co Value Equity Investments	376,931
PACE Small/Medium Co Growth Equity Investments	392,257
PACE International Equity Investments	746,296
PACE International Emerging Markets Equity Investments	394,623
PACE Global Real Estate Securities Investments	61,665
PACE Alternative Strategies Investments	802,337

UBS Global AM has entered into a written fee waiver agreement with each of PACE Mortgage-Backed Securities Fixed Income Investments and PACE International Fixed Income Investments, under which UBS Global AM is contractually obligated to waive its management fees to the extent necessary to reflect the lower sub-advisory fees paid by UBS Global AM to each of these Portfolio's sub-advisors: Pacific Investment Management Company LLC and Rogge Global Partners plc. For the six months ended January 31, 2015, UBS Global AM was contractually obligated to waive $70,472 and $168,950 in investment management and administration fees for PACE Mortgage-Backed Securities Fixed Income Investments and PACE International Fixed Income Investments respectively. These management fee waivers will not be subject to future recoupment.

Additionally, PACE Alternative Strategies Investments and UBS Global AM have entered into a written fee waiver agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees to the extent necessary to offset the cost savings to UBS Global AM for allocating a portion of the fund's assets to other unaffiliated pooled investment vehicles and index futures. The fee waiver agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. For the six months ended January 31, 2015, UBS Global AM was contractually obligated to waive $141,941 in investment management and administration fees. This management fee waiver will not be subject to future recoupment.

With respect to the following Portfolios, UBS Global AM may voluntarily waive its management fees to the extent necessary to reflect lower sub-advisory fees paid. UBS Global AM also may voluntarily waive its management fees for other reasons. These voluntary fee waivers will not be subject to future recoupment. Once started, there is no

PACE Select Advisors Trust

Notes to financial statements (unaudited)

guarantee that UBS Global AM would continue to voluntarily waive a portion of its management fees. For the six months ended January 31, 2015, UBS Global AM voluntarily waived fees of:

Management fees waived
PACE Strategic Fixed Income Investments	$94,521
PACE Municipal Fixed Income Investments	43,146
PACE International Fixed Income Investments	148,749
PACE High Yield Investments	6,762
PACE Large Co Value Equity Investments	37,269
PACE International Equity Investments	160,270
PACE International Emerging Markets Equity Investments	225,742
PACE Alternative Strategies Investments	53,958

Additionally, with respect to PACE Money Market Investments, UBS Global AM may voluntarily waive fees and/or reimburse expenses from time to time in the event that the Portfolio's yield falls below a certain level. Once started, there is no guarantee that UBS Global AM would continue to voluntarily waive an additional portion of its fees and/or reimburse expenses. This management fee waiver will not be subject to future recoupment. For the six months ended January 31, 2015, UBS Global AM voluntarily waived and/or reimbursed expenses of $367,588 for PACE Money Market Investments for that purpose.

UBS Global AM is contractually obligated to waive all or a portion of its investment management and administration fees and/or to reimburse the Portfolios for certain operating expenses in order to maintain the total annual ordinary operating expenses of each class (with certain exclusions such as dividend expense, borrowing costs and interest expense, if any) through November 30, 2015 at a level not to exceed the amounts in the table below.

Each Portfolio will repay UBS Global AM for any such waived fees/reimbursed expenses during a three-year period following July 31, 2012, to the extent that ordinary operating expenses (with certain exclusions such as dividend expense, borrowing costs and interest expense) are otherwise below the applicable expense cap in effect at the time the fees or expenses were waived/reimbursed. For the six months ended January 31, 2015, UBS Global AM had the following voluntary fee waivers/expense reimbursements, and recoupments. The fee waivers/expense reimbursements, portions of which are subject to repayment by the Portfolios through July 31, 2018, and recoupments for the six months ended January 31, 2015, were as follows:

Portfolio	Class A expense cap	Class C expense cap	Class Y expense cap	Class P expense cap	Fee waivers/ expense reimbursements	Recoupments
PACE Money Market Investments	N/A	N/A	N/A	0.60%	$374,313	$—
PACE Mortgage-Backed Fixed Income Investments	0.97%	1.47%	0.72%	0.72	432,609	—
PACE Intermediate Fixed Income Investments	0.93	1.43	0.68	0.68	310,606	—
PACE Strategic Fixed Income Investments	1.06	1.56	0.81	0.81	1,670	—
PACE Municipal Fixed Income Investments	0.90	1.40	0.65	0.65	2,731	1,590
PACE International Fixed Income Investments	1.25	1.75	1.00	1.00	—	65,972
PACE High Yield Investments	1.28	1.78	1.03	1.03	84,500	—
PACE Large Co Value Equity Investments	1.27	2.02	1.02	1.02	—	—
PACE Large Co Growth Equity Investments	1.30	2.05	1.05	1.05	—	—
PACE Small/Medium Co Value Equity Investments	1.41	2.16	1.16	1.16	—	—
PACE Small/Medium Co Growth Equity Investments	1.38	2.13	1.13	1.13	—	94,595
PACE International Equity Investments	1.55	2.30	1.30	1.30	—	—

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Class A expense cap	Class C expense cap	Class Y expense cap	Class P expense cap	Fee waivers/ expense reimbursements	Recoupments
PACE International Emerging Markets Equity Investments	1.95%	2.70%	1.70%	1.70%	$—	$—
PACE Global Real Estate Securities Investments	1.45	2.20	1.20	1.20	270,649	—
PACE Alternative Strategies Investments	1.88	2.63	1.63	1.63	—	623

At January 31, 2015, the following Portfolios had remaining fee waivers/expense reimbursements subject to repayment to UBS AM and respective dates of expiration as follows:

Portfolio	Fee waivers/ expense reimbursements subject to repayment	Expires July 31, 2015	Expires July 31, 2016	Expires July 31, 2017	Expires July 31, 2018
PACE Money Market Investments	$3,323,629	$1,175,570	$918,256	$855,490	$374,313
PACE Mortgage-Backed Fixed Income Investments—Class A	109,081	5,842	27,848	49,829	25,562
PACE Mortgage-Backed Fixed Income Investments—Class C	34,886	3,791	9,140	14,845	7,110
PACE Mortgage-Backed Fixed Income Investments—Class Y	194,435	38,637	54,177	68,311	33,310
PACE Mortgage-Backed Fixed Income Investments—Class P	1,744,173	259,797	431,220	686,529	366,627
PACE Intermediate Fixed Income Investments—Class A	88,819	27,123	20,670	27,819	13,207
PACE Intermediate Fixed Income Investments—Class C	7,807	2,597	1,853	2,283	1,074
PACE Intermediate Fixed Income Investments—Class Y	6,810	2,171	1,707	2,292	640
PACE Intermediate Fixed Income Investments—Class P	1,315,090	223,059	230,478	565,867	295,686
PACE Strategic Fixed Income Investments—Class A	538	—	—	—	538
PACE Strategic Fixed Income Investments—Class Y	12,445	2,992	5,086	3,235	1,132
PACE Municipal Fixed Income Investments—Class A	29,800	11,866	14,740	3,194	—
PACE Municipal Fixed Income Investments—Class C	7,781	2,848	3,528	1,355	50
PACE Municipal Fixed Income Investments—Class Y	182	58	69	40	15
PACE Municipal Fixed Income Investments—Class P	258,190	103,000	103,670	48,854	2,666
PACE International Fixed Income Investments—Class Y	5,493	2,912	1,946	635	—
PACE International Fixed Income Investments—Class P	690,585	262,956	230,791	196,838	—
PACE High Yield Investments—Class A	734	—	—	—	734
PACE High Yield Investments—Class Y	9	—	—	—	9
PACE High Yield Investments—Class P	640,088	127,772	172,704	255,855	83,757
PACE Small/Medium Co Growth Equity Investments—Class Y	595	154	403	38	—
PACE Small/Medium Co Growth Equity Investments—Class P	216,120	188,454	27,666	—	—
PACE Global Real Estate Securities Investments—Class A	26,647	9,971	5,638	7,544	3,494
PACE Global Real Estate Securities Investments—Class C	871	416	157	229	69
PACE Global Real Estate Securities Investments—Class Y	1,571	385	519	497	170
PACE Global Real Estate Securities Investments—Class P	1,624,036	428,805	381,126	547,189	266,916
PACE Alternative Strategies Investments—Class Y	626	—	626	—	—

Under normal conditions, the Portfolios invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC ("Private Money Market"), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by UBS Global AM and is currently offered as a cash management option to mutual funds and certain other accounts managed by the Portfolios' Investment Manager. UBS Global AM acts as managing member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market's average daily members' equity, minus the aggregate operating expenses of, and incurred

PACE Select Advisors Trust

Notes to financial statements (unaudited)

by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. UBS Global AM may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market, net of fee rebates paid to borrowers, are reflected as securities lending income in the Statement of operations.

In August 2013, UBS Global AM made a voluntary cash payment of $2,430 to PACE Money Market Investments in order to address a differential between the number of shares outstanding and the Portfolio's net assets. The differential was attributable to historical, embedded capital losses that were experienced by the Portfolio over several years prior to the credit crisis of 2008. The voluntary payment to the Portfolio was not required to maintain a stable net asset value per share. The payment has removed a small, historical deviation that was reflected in the Portfolio's market price based and amortized cost net asset value per share.

During the six months ended January 31, 2015, the Portfolios listed below paid broker commissions to affiliates of the investment manager as follows:

Affiliated broker	PACE Large Co Value Equity Investments	PACE Small/ Medium Co Growth Equity Investments	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Alternative Strategies Investments
UBS AG	$—	$—	$1,987	$2,605	$4,189
UBS Securities Asia Ltd.	—	—	—	584	—
UBS Securities Private Ltd.	—	—	—	—	495
UBS Securities LLC	2,956	833	—	209	—
UBS Securities Pte Ltd.	—	—	83	2,305	—
UBS Warburg LLC	—	—	5,038	642	—

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Portfolios may conduct transactions, resulting in him being an interested trustee of the Portfolios. The Portfolios' have been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. For the six months ended January 31, 2015, the following Portfolios paid brokerage commissions to Morgan Stanley in the amounts as follows:

PACE Intermediate Fixed Income Investments	$2,459
PACE Strategic Fixed Income Investments	169
PACE Large Co Value Equity Investments	20,461
PACE Large Co Growth Equity Investments	23,570
PACE Small/Medium Co Value Equity Investments	7,251
PACE Small/Medium Co Growth Equity Investments	6,215
PACE International Equity Investments	36,218
PACE International Emerging Markets Equity Investments	14,791
PACE Global Real Estate Securities Investments	12,072
PACE Alternative Strategies Investments	757,929

PACE Select Advisors Trust

Notes to financial statements (unaudited)

During the six months ended January 31, 2015, the following Portfolios purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having aggregate values as follows:

PACE Money Market Investments	$69,086,932
PACE Mortgage-Backed Securities Fixed Income Investments	430,181,032
PACE Intermediate Fixed Income Investments	153,156,309
PACE Strategic Fixed Income Investments	3,750,116,653
PACE Municipal Fixed Income Investments	1,752,255
PACE International Fixed Income Investments	17,397,721
PACE High Yield Investments	3,618,012
PACE Small/Medium Co Growth Equity Investments	392,377
PACE International Emerging Markets Equity Investments	201,824
PACE Global Real Estate Securities Investments	70,805
PACE Alternative Strategies Investments	55,026,897

Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Service and distribution plans

UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") is the principal underwriter of each Portfolio's shares. Under separate plans of service and/or distribution pertaining to Class A and Class C shares, the Portfolios (with the exception of PACE Money Market Investments, which only offers Class P shares), pay UBS Global AM (US) monthly service fees at the annual rate of 0.25% of the average daily net assets of Class A and Class C shares and monthly distribution fees (1) at the annual rate of 0.75% of the average daily net assets of Class C shares for PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments and (2) at the annual rate of 0.50% of the average daily net assets of Class C shares for PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE International Fixed Income Investments and PACE High Yield Investments.

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A and Class C shares.

At January 31, 2015, certain Portfolios owed UBS Global AM (US) service and distribution fees, and for the six months ended January 31, 2015, certain Portfolios were informed by UBS Global AM (US) that it had earned sales charges as follows:

Portfolio	Service and distribution fees owed	Sales charges earned by distributor
PACE Mortgage-Backed Securities Fixed Income Investments—Class A	$10,894	$48
PACE Mortgage-Backed Securities Fixed Income Investments—Class C	8,543	—
PACE Intermediate Fixed Income Investments—Class A	4,614	4,401
PACE Intermediate Fixed Income Investments—Class C	1,362	—

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Service and distribution fees owed	Sales charges earned by distributor
PACE Strategic Fixed Income Investments—Class A	$3,278	$—
PACE Strategic Fixed Income Investments—Class C	8,873	—
PACE Municipal Fixed Income Investments—Class A	12,164	570
PACE Municipal Fixed Income Investments—Class C	7,056	135
PACE International Fixed Income Investments—Class A	10,459	327
PACE International Fixed Income Investments—Class C	2,582	—
PACE High Yield Investments—Class A	1,287	—
PACE High Yield Investments—Class C	2,775	8
PACE Large Co Value Equity Investments—Class A	27,710	4,434
PACE Large Co Value Equity Investments—Class C	13,190	—
PACE Large Co Growth Equity Investments—Class A	9,489	349
PACE Large Co Growth Equity Investments—Class C	3,431	6
PACE Small/Medium Co Value Equity Investments—Class A	3,953	651
PACE Small/Medium Co Value Equity Investments—Class C	4,273	—
PACE Small/Medium Co Growth Equity Investments—Class A	5,679	40
PACE Small/Medium Co Growth Equity Investments—Class C	3,318	—
PACE International Equity Investments—Class A	7,181	477
PACE International Equity Investments—Class C	2,223	—
PACE International Emerging Markets Equity Investments—Class A	1,481	1,071
PACE International Emerging Markets Equity Investments—Class C	1,574	—
PACE Global Real Estate Securities Investments—Class A	102	—
PACE Global Real Estate Securities Investments—Class C	268	—
PACE Alternative Strategies Investments—Class A	1,671	29,157
PACE Alternative Strategies Investments—Class C	5,874	505

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Portfolios pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Portfolios' transfer agent, and is compensated for these services by BNY Mellon, not the Portfolios.

Effective July 1, 2013, UBS Financial Services Inc. voluntarily agreed to waive a portion of the fee that it would otherwise have received from BNY Mellon with respect to PACE Money Market Investments so that BNY Mellon would correspondingly reduce the fees it would have charged to that Portfolio. Given that UBS Global AM has voluntarily undertaken to reduce its fees and/or reimburse expenses to keep the Portfolio's yield at or above a certain level, and that such amount exceeds the reduction in BNY Mellon's fees, the net effect of BNY Mellon's pass through of the waiver by UBS Financial Services Inc. is to partially reduce the amount that UBS Global AM would have otherwise voluntarily waived/reimbursed. For the six months ended January 31, 2015, the amount of the reduction in transfer agency and related services fees charged by BNY Mellon to the Portfolio was $156,250, which reflected an equal amount of compensation that was voluntarily waived by UBS Financial Services Inc. Voluntary fee waiver/expense reimbursement arrangements may end at any time.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

For the six months ended January 31, 2015, UBS Financial Services Inc. received from BNY Mellon, not the Portfolios, total delegated services fees as follows:

Portfolio	Delegated services fees earned
PACE Money Market Investments	$79,366
PACE Mortgage-Backed Securities Fixed Income Investments	230,002
PACE Intermediate Fixed Income Investments	196,039
PACE Strategic Fixed Income Investments	274,105
PACE Municipal Fixed Income Investments	41,889
PACE International Fixed Income Investments	279,868
PACE High Yield Investments	214,589
PACE Large Co Value Equity Investments	323,475
PACE Large Co Growth Equity Investments	311,093
PACE Small/Medium Co Value Equity Investments	300,626
PACE Small/Medium Co Growth Equity Investments	301,531
PACE International Equity Investments	299,768
PACE International Emerging Markets Equity Investments	277,681
PACE Global Real Estate Securities Investments	203,734
PACE Alternative Strategies Investments	157,783

For the six months ended January 31, 2015, each Portfolio accrued transfer agency and related services fees payable to BNY Mellon on each class as follows:

Portfolio	Class A	Class C	Class Y	Class P
PACE Money Market Investments	$—	$—	$—	$474,475
PACE Mortgage-Backed Securities Fixed Income Investments	27,140	7,487	34,635	378,756
PACE Intermediate Fixed Income Investments	15,355	1,250	686	329,759
PACE Strategic Fixed Income Investments	25,226	5,779	3,297	470,169
PACE Municipal Fixed Income Investments	9,875	2,154	30	67,195
PACE International Fixed Income Investments	35,116	2,186	4,293	464,501
PACE High Yield Investments	9,453	1,406	703	344,419
PACE Large Co Value Equity Investments	59,233	7,577	7,566	518,860
PACE Large Co Growth Equity Investments	27,400	3,153	6,126	519,602
PACE Small/Medium Co Value Equity Investments	15,080	2,340	900	509,143
PACE Small/Medium Co Growth Equity Investments	18,911	1,943	762	508,894
PACE International Equity Investments	29,913	2,326	9,441	497,212
PACE International Emerging Markets Equity Investments	11,930	1,433	8,889	471,933
PACE Global Real Estate Securities Investments	5,673	224	320	344,237
PACE Alternative Strategies Investments	20,197	1,701	2,032	245,526

Securities lending

Each Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain ownership of loaned securities to exercise certain beneficial rights; however, each Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Portfolio receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral,

PACE Select Advisors Trust

Notes to financial statements (unaudited)

net of fee rebates paid to the borrower plus reasonable administrative and custody fees. State Street Bank and Trust Company serves as the Portfolios' lending agent.

In addition, PACE Large Co Value Equity Investments and PACE International Equity Investments participate in State Street's enhanced custody program. Through this program, State Street is capable of facilitating the Portfolios' short selling activity at a lower cost. A portion of the cash collateral received in connection with the Portfolios' securities lending activity is pledged back to State Street for the financing of short sales. This amount is shown as cash collateral on deposit at custodian for securities loaned in the Statement of assets and liabilities.

At January 31, 2015, the following Portfolios had securities on loan at value, cash collateral and non-cash collateral as follows:

Portfolio	Value of securities on loan	Cash collateral		Non-cash collateral*	Total collateral	Security types held as non-cash collateral
PACE Intermediate Fixed Income Investments	$10,498,383	$10,705,380		$—	$10,705,380
PACE Strategic Fixed Income Investments	7,209,270	7,336,310		—	7,336,310
PACE High Yield Investments	37,576,622	38,668,778		—	38,668,778
PACE Large Co Value Equity Investments	33,935,161	25,974,108	**	9,284,893	35,259,001	US Treasury Notes
PACE Small/Medium Co Value Equity Investments	46,283,057	26,872,379		21,504,301	48,376,680	US Treasury Notes and US Treasury Bills
PACE Small/Medium Co Growth Equity Investments	71,854,098	72,119,494		3,077,720	75,197,214	US Treasury Notes
PACE International Equity Investments	84,664,825	84,832,325	***	3,382,731	88,215,056	US Treasury Notes
PACE International Emerging Markets Equity Investments	33,856,133	30,581,885		5,452,398	36,034,283	US Treasury Notes
PACE Global Real Estate Securities Investments	7,743,993	2,177,309		5,854,182	8,031,491	US Treasury Notes and US Treasury Bills

*  These securities are held for the benefit of the Portfolio at the Portfolio's custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of assets and liabilities.

**  $24,422,786 of the cash collateral received in connection with the Portfolio's securities lending activity was pledged back to State Street, for the financing of short sales.

***  $45,034,537 of the cash collateral received in connection with the Portfolio's securities lending activity was pledged back to State Street, for the financing of short sales.

Bank line of credit

Each Portfolio, other than PACE Money Market Investments, participates with other funds managed, advised or sub-advised by UBS Global AM in a $75 million committed credit facility with State Street Bank and Trust Company ("Committed Credit Facility"), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Portfolio at the request of shareholders and other temporary or emergency purposes. Under the Committed Credit Facility arrangement, each Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Committed Credit

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Facility. Each Portfolio borrows at prevailing rates in effect at the time of borrowings. For the six months ended January 31, 2015, the following Portfolios had borrowings as follows:

Portfolio	Average daily amount of borrowing outstanding	Days outstanding	Interest expense	Weighted average annualized interest rate
PACE Large Co Value Equity Investments	$1,744,676	3	$164	1.127%
PACE Large Co Growth Equity Investments	3,731,185	10	1,166	1.125
PACE International Equity Investments	1,039,959	3	97	1.121
PACE International Emerging Markets Equity Investments	802,016	2	51	1.140
PACE Alternative Strategies Investments	1,520,567	2	93	1.100

At January 31, 2015, there were no borrowings outstanding.

Purchases and sales of securities

For the six months ended January 31, 2015, aggregate purchases and sales of portfolio securities, excluding purchased options, short-term securities and US Government and agency securities, were as follows:

Portfolio	Purchases	Sales
PACE Mortgage-Backed Securities Fixed Income Investments	$16,459,394	$19,673,296
PACE Intermediate Fixed Income Investments	1,151,472,112	1,140,426,485
PACE Strategic Fixed Income Investments	132,598,868	95,435,430
PACE Municipal Fixed Income Investments	36,332,993	40,490,975
PACE International Fixed Income Investments	139,938,427	140,245,032
PACE High Yield Investments	59,276,867	54,796,180
PACE Large Co Value Equity Investments (long transactions)	453,232,025	523,209,959
PACE Large Co Value Equity Investments (short transactions)	91,458,384	95,032,752
PACE Large Co Growth Equity Investments	354,801,677	443,268,021
PACE Small/Medium Co Value Equity Investments	167,246,348	197,641,133
PACE Small/Medium Co Growth Equity Investments	160,376,474	184,804,802
PACE International Equity Investments (long transactions)	337,885,821	340,565,983
PACE International Equity Investments (short transactions)	86,995,501	91,083,277
PACE International Emerging Markets Equity Investments	133,891,414	123,595,457
PACE Global Real Estate Securities Investments	51,151,669	53,805,110
PACE Alternative Strategies Investments (long transactions)	240,487,807	175,815,842
PACE Alternative Strategies Investments (short transactions)	40,525,407	43,985,796

For the six months ended January 31, 2015, aggregate purchases and sales of US Government and agency securities, excluding short-term securities, were as follows:

Portfolio	Purchases	Sales
PACE Mortgage-Backed Securities Fixed Income Investments (long transactions)	$4,247,623,442	$4,260,812,260
PACE Strategic Fixed Income Investments (long transactions)	745,135,917	775,370,794

Commission recapture program

The following Portfolios participate in a brokerage commission recapture program: PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Investments. These Portfolios have established commission recapture arrangements with certain participating brokers or dealers. If a Portfolio's investment sub-advisor chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Portfolio. For the six months ended January 31, 2015, the following Portfolios recorded recaptured commissions which are reflected in the Statement of operations within the net realized gains (losses) on investment activities:

Portfolio	Amount
PACE Large Co Value Equity Investments	$18,948
PACE Large Co Growth Equity Investments	55,452
PACE Small/Medium Co Value Equity Investments	58,301
PACE Small/Medium Co Growth Equity Investments	17,988
PACE International Equity Investments	24,002
PACE International Emerging Markets Equity Investments	4,422
PACE Global Real Estate Securities Investments	17,718

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Portfolios, except PACE Money Market Investments, about which similar information is provided on the Statement of changes in net assets, were as follows:

PACE Mortgage-Backed Securities Fixed Income Investments
For the six months ended January 31, 2015:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	129,248	$1,673,080	45	$587
Shares repurchased	(906,171)	(11,750,697)	(65,209)	(843,678)
Dividends reinvested	27,637	357,344	4,813	62,318
Net decrease	(749,286)	$(9,720,273)	(60,351)	$(780,773)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	441,094	$5,719,311	3,604,472	$46,704,777
Shares repurchased	(458,375)	(5,937,786)	(4,208,884)	(54,574,091)
Dividends reinvested	35,221	455,538	300,539	3,888,723
Net increase (decrease)	17,940	$237,063	(303,873)	$(3,980,591)

For the year ended July 31, 2014:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	135,760	$1,727,928	4,500	$57,462
Shares repurchased	(822,783)	(10,448,463)	(270,214)	(3,425,556)
Dividends reinvested	79,799	1,012,888	14,748	187,371
Net decrease	(607,224)	$(7,707,647)	(250,966)	$(3,180,723)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	862,458	$10,944,560	7,828,428	$99,623,552
Shares repurchased	(1,779,838)	(22,579,962)	(10,110,106)	(128,564,760)
Dividends reinvested	96,240	1,221,484	764,291	9,706,793
Net decrease	(821,140)	$(10,413,918)	(1,517,387)	$(19,234,415)

PACE Intermediate Fixed Income Investments
For the six months ended January 31, 2015:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	102,573	$1,270,658	7,701	$94,809
Shares repurchased	(643,676)	(7,937,146)	(21,655)	(267,813)
Dividends reinvested	10,575	130,434	581	7,176
Net decrease	(530,528)	$(6,536,054)	(13,373)	$(165,828)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	9,813	$121,050	3,298,965	$40,755,168
Shares repurchased	(8,598)	(106,092)	(3,437,990)	(42,485,703)
Dividends reinvested	390	4,809	270,140	3,331,821
Net increase	1,605	$19,767	131,115	$1,601,286

For the year ended July 31, 2014:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	137,367	$1,685,157	5,955	$72,869
Shares repurchased	(450,475)	(5,520,593)	(43,809)	(538,955)
Dividends reinvested	20,669	253,651	1,106	13,588
Net decrease	(292,439)	$(3,581,785)	(36,748)	$(452,498)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	407	$5,012	7,348,586	$90,264,412
Shares repurchased	(12,355)	(152,052)	(8,070,814)	(99,050,185)
Dividends reinvested	736	9,032	460,327	5,650,534
Net decrease	(11,212)	$(138,008)	(261,901)	$(3,135,239)

PACE Strategic Fixed Income Investments
For the six months ended January 31, 2015:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	218,887	$3,070,344	21,093	$299,251
Shares repurchased	(2,350,571)	(32,930,020)	(136,327)	(1,908,974)
Dividends reinvested	23,302	325,106	6,636	92,831
Net decrease	(2,108,382)	$(29,534,570)	(108,598)	$(1,516,892)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	17,435	$243,483	6,282,690	$88,039,224
Shares repurchased	(35,469)	(496,483)	(6,446,903)	(90,324,325)
Dividends reinvested	2,792	38,984	781,969	10,931,184
Net increase (decrease)	(15,242)	$(214,016)	617,756	$8,646,083

For the year ended July 31, 2014:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	457,256	$6,368,555	56,627	$785,975
Shares repurchased	(2,195,550)	(30,574,747)	(491,046)	(6,842,706)
Dividends reinvested	176,412	2,429,917	41,632	573,431
Net decrease	(1,561,882)	$(21,776,275)	(392,787)	$(5,483,300)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	78,466	$1,087,674	13,195,775	$184,184,815
Shares repurchased	(118,643)	(1,657,906)	(11,296,836)	(157,435,317)
Dividends reinvested	10,522	145,050	3,243,921	44,709,758
Net increase (decrease)	(29,655)	$(425,182)	5,142,860	$71,459,256

PACE Municipal Fixed Income Investments
For the six months ended January 31, 2015:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	300,417	$4,012,044	9,985	$132,709
Shares repurchased	(860,784)	(11,446,794)	(31,632)	(421,613)
Dividends reinvested	37,858	502,881	4,803	63,846
Net decrease	(522,509)	$(6,931,869)	(16,844)	$(225,058)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	3,214,273	$42,795,269
Shares repurchased	(85)	(1,135)	(3,111,387)	(41,451,139)
Dividends reinvested	20	259	295,987	3,934,569
Net increase (decrease)	(65)	$(876)	398,873	$5,278,699

For the year ended July 31, 2014:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	519,213	$6,731,389	28,522	$373,050
Shares repurchased	(759,265)	(9,828,293)	(162,906)	(2,117,828)
Dividends reinvested	113,061	1,463,462	15,503	200,476
Net decrease	(126,991)	$(1,633,442)	(118,881)	$(1,544,302)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	7,457,402	$97,041,995
Shares repurchased	(162)	(2,129)	(6,116,730)	(79,376,599)
Dividends reinvested	56	729	761,107	9,863,895
Net increase (decrease)	(106)	$(1,400)	2,101,779	$27,529,291

PACE International Fixed Income Investments
For the six months ended January 31, 2015:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	97,546	$1,041,742	38	$406
Shares repurchased	(1,264,200)	(13,361,546)	(38,316)	(405,241)
Dividends reinvested	87,831	923,175	5,454	57,247
Net decrease	(1,078,823)	$(11,396,629)	(32,824)	$(347,588)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	17,567	$185,945	4,818,798	$51,141,048
Shares repurchased	(58,165)	(612,216)	(4,487,948)	(47,553,794)
Dividends reinvested	11,226	117,577	1,057,620	11,105,890
Net increase (decrease)	(29,372)	$(308,694)	1,388,470	$14,693,144

For the year ended July 31, 2014:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	149,342	$1,590,209	953	$10,078
Shares repurchased	(1,096,763)	(11,639,665)	(140,871)	(1,495,348)
Dividends reinvested	121,991	1,297,893	6,458	68,740
Net decrease	(825,430)	$(8,751,563)	(133,460)	$(1,416,530)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	64,369	$688,660	11,602,434	$123,512,262
Shares repurchased	(60,676)	(644,084)	(8,367,262)	(88,894,723)
Dividends reinvested	13,381	142,063	1,198,732	12,764,362
Net increase	17,074	$186,639	4,433,904	$47,381,901

PACE High Yield Investments
For the six months ended January 31, 2015:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	99,789	$1,039,931	11,306	$115,211
Shares repurchased	(1,746,223)	(17,704,485)	(104,321)	(1,060,735)
Dividends reinvested	39,825	410,462	9,836	99,483
Net decrease	(1,606,609)	$(16,254,092)	(83,179)	$(846,041)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,617	$17,066	5,144,196	$52,811,993
Shares repurchased	(52,643)	(548,929)	(4,216,806)	(43,308,207)
Dividends reinvested	5,157	52,480	1,697,659	17,220,829
Net increase (decrease)	(45,869)	$(479,383)	2,625,049	$26,724,615

For the year ended July 31, 2014:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	257,770	$2,726,554	39,000	$408,882
Shares repurchased	(384,449)	(4,073,314)	(64,010)	(675,675)
Dividends reinvested	91,121	963,515	13,934	147,176
Net decrease	(35,558)	$(383,245)	(11,076)	$(119,617)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	21,256	$225,559	10,287,549	$109,199,349
Shares repurchased	(20,033)	(214,471)	(5,997,261)	(63,582,056)
Dividends reinvested	8,733	92,661	1,955,256	20,732,934
Net increase	9,956	$103,749	6,245,544	$66,350,227

PACE Large Co Value Equity Investments
For the six months ended January 31, 2015:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	39,420	$984,148	14,977	$357,072
Shares repurchased	(1,229,956)	(32,368,621)	(28,243)	(706,667)
Dividends reinvested	588,967	13,976,182	64,602	1,538,181
Net increase (decrease)	(601,569)	$(17,408,291)	51,336	$1,188,586

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	50,258	$1,218,269	3,196,095	$81,400,549
Shares repurchased	(40,557)	(1,005,189)	(4,469,768)	(112,208,203)
Dividends reinvested	98,943	2,349,895	6,355,746	150,376,946
Net increase	108,644	$2,562,975	5,082,073	$119,569,292

For the year ended July 31, 2014:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	138,875	$3,313,455	15,073	$349,412
Shares repurchased	(825,664)	(19,618,213)	(53,717)	(1,281,114)
Dividends reinvested	117,852	2,796,627	7,485	178,312
Net decrease	(568,937)	$(13,508,131)	(31,159)	$(753,390)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	21,406	$512,965	6,611,809	$157,829,351
Shares repurchased	(78,848)	(1,885,982)	(8,051,978)	(192,269,704)
Dividends reinvested	17,655	419,481	1,103,624	26,133,810
Net decrease	(39,787)	$(953,536)	(336,545)	$(8,306,543)

PACE Large Co Growth Equity Investments
For the six months ended January 31, 2015:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	26,402	$689,990	2,934	$65,596
Shares repurchased	(1,032,381)	(28,089,265)	(18,434)	(424,665)
Dividends reinvested	191,398	4,698,831	22,857	489,833
Net increase (decrease)	(814,581)	$(22,700,444)	7,357	$130,764

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	32,800	$834,221	3,001,111	$80,279,096
Shares repurchased	(43,721)	(1,143,801)	(4,430,264)	(116,839,139)
Dividends reinvested	71,897	1,811,799	5,764,098	144,448,296
Net increase	60,976	$1,502,219	4,334,945	$107,888,253

For the year ended July 31, 2014:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	100,924	$2,521,260	7,604	$167,300
Shares repurchased	(357,271)	(8,893,628)	(31,255)	(711,299)
Dividends reinvested	222,204	5,346,236	17,667	380,192
Net decrease	(34,143)	$(1,026,132)	(5,984)	$(163,807)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	15,807	$397,993	6,259,563	$158,656,158
Shares repurchased	(84,881)	(2,146,436)	(7,775,654)	(197,160,102)
Dividends reinvested	54,050	1,330,717	4,125,967	101,044,914
Net increase (decrease)	(15,024)	$(417,726)	2,609,876	$62,540,970

PACE Small/Medium Co Value Equity Investments
For the six months ended January 31, 2015:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	30,205	$667,666	9,623	$175,610
Shares repurchased	(653,968)	(14,825,065)	(16,026)	(308,272)
Dividends reinvested	103,314	2,077,634	36,147	631,485
Net increase (decrease)	(520,449)	$(12,079,765)	29,744	$498,823

PACE Select Advisors Trust

Notes to financial statements (unaudited)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	4,596	$102,503	1,830,555	$41,033,909
Shares repurchased	(8,843)	(186,724)	(1,886,018)	(41,791,135)
Dividends reinvested	5,605	116,309	3,019,437	62,109,816
Net increase	1,358	$32,088	2,963,974	$61,352,590

For the year ended July 31, 2014:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	63,212	$1,427,365	7,742	$154,808
Shares repurchased	(218,356)	(4,888,494)	(29,357)	(579,750)
Dividends reinvested	169,018	3,608,529	33,980	645,613
Net increase	13,874	$147,400	12,365	$220,671

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	5,929	$135,231	3,528,915	$80,570,626
Shares repurchased	(4,046)	(92,686)	(3,278,447)	(74,764,570)
Dividends reinvested	4,575	100,610	2,553,249	55,711,895
Net increase	6,458	$143,155	2,803,717	$61,517,951

PACE Small/Medium Co Growth Equity Investments
For the six months ended January 31, 2015:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	20,590	$405,069	11,603	$208,090
Shares repurchased	(785,732)	(16,324,202)	(28,181)	(471,534)
Dividends reinvested	197,173	3,614,189	39,519	608,598
Net increase (decrease)	(567,969)	$(12,304,944)	22,941	$345,154

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	5,841	$120,624	1,886,052	$39,388,299
Shares repurchased	(9,502)	(187,220)	(1,999,427)	(40,863,420)
Dividends reinvested	5,277	102,429	3,548,002	68,015,189
Net increase	1,616	$35,833	3,434,627	$66,540,068

For the year ended July 31, 2014:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	112,552	$2,436,630	15,563	$310,048
Shares repurchased	(267,342)	(5,685,945)	(26,534)	(470,702)
Dividends reinvested	245,623	5,069,662	31,669	568,452
Net increase	90,833	$1,820,347	20,698	$407,798

PACE Select Advisors Trust

Notes to financial statements (unaudited)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	7,083	$158,288	3,380,210	$74,482,065
Shares repurchased	(4,874)	(108,202)	(3,543,072)	(78,451,875)
Dividends reinvested	3,701	80,208	2,662,457	57,056,451
Net increase	5,910	$130,294	2,499,595	$53,086,641

PACE International Equity Investments
For the six months ended January 31, 2015:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	44,166	$667,584	22	$316
Shares repurchased	(1,411,517)	(20,960,154)	(7,736)	(111,988)
Dividends reinvested	48,015	690,936	2,940	41,568
Net decrease	(1,319,336)	$(19,601,634)	(4,774)	$(70,104)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	18,057	$269,184	5,717,307	$84,537,819
Shares repurchased	(179,694)	(2,604,693)	(4,977,405)	(73,586,981)
Dividends reinvested	39,843	570,555	1,769,152	25,281,177
Net increase (decrease)	(121,794)	$(1,764,954)	2,509,054	$36,232,015

For the year ended July 31, 2014:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	155,807	$2,361,902	11,841	$175,923
Shares repurchased	(519,389)	(7,823,421)	(23,585)	(350,027)
Dividends reinvested	62,442	911,655	1,960	28,185
Net decrease	(301,140)	$(4,549,864)	(9,784)	$(145,919)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	110,070	$1,632,704	11,779,394	$177,342,787
Shares repurchased	(167,314)	(2,544,663)	(9,125,315)	(137,422,739)
Dividends reinvested	30,704	447,047	1,264,719	18,376,371
Net increase (decrease)	(26,540)	$(464,912)	3,918,798	$58,296,419

PACE International Emerging Markets Equity Investments
For the six months ended January 31, 2015:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	44,284	$588,707	—	$—
Shares repurchased	(772,111)	(9,943,657)	(10,584)	(125,603)
Dividends reinvested	2,315	28,948	331	3,841
Net decrease	(725,512)	$(9,326,002)	(10,253)	$(121,762)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	8,441	$112,479	3,873,664	$51,351,867
Shares repurchased	(98,125)	(1,299,223)	(2,637,666)	(35,006,557)
Dividends reinvested	10,330	130,671	393,751	4,957,323
Net increase (decrease)	(79,354)	$(1,056,073)	1,629,749	$21,302,633

For the year ended July 31, 2014:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	123,262	$1,571,651	3,592	$44,328
Shares repurchased	(226,329)	(2,875,805)	(30,455)	(357,357)
Dividends reinvested	4,158	52,505	—	—
Net decrease	(98,909)	$(1,251,649)	(26,863)	$(313,029)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	46,210	$587,917	10,101,508	$129,502,924
Shares repurchased	(209,590)	(2,682,375)	(4,318,210)	(55,543,646)
Dividends reinvested	5,520	70,938	151,110	1,934,203
Net increase (decrease)	(157,860)	$(2,023,520)	5,934,408	$75,893,481

PACE Global Real Estate Securities Investments
For the six months ended January 31, 2015:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	17,412	$129,062	4,103	$30,605
Shares repurchased	(732,421)	(5,481,484)	—	—
Dividends reinvested	—	—	1,101	7,950
Net decrease	(715,009)	$(5,352,422)	5,204	$38,555

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,028	$7,420	2,123,195	$15,722,014
Shares repurchased	(1,067)	(7,845)	(1,935,720)	(14,317,115)
Dividends reinvested	1,351	9,819	683,416	4,954,764
Net increase	1,312	$9,394	870,891	$6,359,663

For the year ended July 31, 2014:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	103,095	$692,811	4,337	$29,972
Shares repurchased	(143,242)	(960,149)	(1,759)	(11,990)
Dividends reinvested	13,786	88,095	380	2,423
Net increase (decrease)	(26,361)	$(179,243)	2,958	$20,405

PACE Select Advisors Trust

Notes to financial statements (unaudited)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	3,653	$24,378	4,483,611	$30,133,852
Shares repurchased	(11,372)	(77,968)	(2,953,321)	(19,954,750)
Dividends reinvested	884	5,667	384,273	2,455,504
Net increase (decrease)	(6,835)	$(47,923)	1,914,563	$12,634,606

PACE Alternative Strategies Investments
For the six months ended January 31, 2015:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	1,659,295	$17,700,657	98,178	$1,014,801
Shares repurchased	(8,202,608)	(88,267,857)	(53,145)	(550,791)
Dividends reinvested	—	—	1,210	12,551
Net decrease	(6,543,313)	$(70,567,200)	46,243	$476,561

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	19,194	$205,869	13,890,122	$150,052,045
Shares repurchased	(219,384)	(2,359,665)	(5,416,339)	(58,236,038)
Dividends reinvested	2,615	28,134	609,744	6,542,551
Net decrease	(197,575)	$(2,125,662)	9,083,527	$98,358,558

For the year ended July 31, 2014:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	2,877,286	$30,020,983	187,052	$1,916,702
Shares repurchased	(947,453)	(9,905,664)	(63,673)	(648,893)
Dividends reinvested	90,328	934,895	5,488	55,321
Net increase	2,020,161	$21,050,214	128,867	$1,323,130

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	350,112	$3,704,129	15,396,469	$161,452,259
Shares repurchased	(189,146)	(1,990,288)	(7,260,819)	(76,085,114)
Dividends reinvested	5,742	59,887	1,015,142	10,557,469
Net increase	166,708	$1,773,728	9,150,792	$95,924,614

Redemption fees

Each class of each series of the Trust, with the exception of PACE Money Market Investments, will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exemptions as noted in the prospectuses. This amount is paid to the applicable Portfolio. The redemption fees retained by the Portfolios are disclosed in the Statement of changes in net assets. For the six months ended January 31, 2015, redemption fees represent less than $0.005 per share.

Effective February 17, 2015, for purchases of shares on or after that date, the redemption fee will be calculated as a percentage of the amount redeemed within 30 days of purchase, if applicable.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Federal tax status

Each of the Portfolios intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal year ended July 31, 2014 was as follows:

Portfolio	Tax-exempt income	Ordinary income	Long term realized capital gains	Return of capital
PACE Money Market Investments	$—	$27,996	$—	$—
PACE Mortgage-Backed Securities Fixed Income Investments	—	13,090,265	—	—
PACE Intermediate Fixed Income Investments	—	6,444,331	—	—
PACE Strategic Fixed Income Investments	—	20,937,737	23,185,807	6,704,242
PACE Municipal Fixed Income Investments	10,689,173	20,458	2,811,969	—
PACE International Fixed Income Investments	—	7,509,147	—	7,875,061
PACE High Yield Investments	—	23,592,261	—	—
PACE Large Co Value Equity Investments	—	14,584,344	16,527,749	—
PACE Large Co Growth Equity Investments	—	14,515,044	98,135,891	—
PACE Small/Medium Co Value Equity Investments	—	13,484,544	48,887,589	—
PACE Small/Medium Co Growth Equity Investment	—	10,730,601	54,510,822	—
PACE International Equity Investments	—	20,719,035	—	—
PACE International Emerging Markets Equity Investments	—	2,143,512	—	—
PACE Global Real Estate Securities Investments	—	2,673,401	—	—
PACE Alternative Strategies Investments	—	12,298,860	—	—

The tax character of distributions paid and the components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Trust's fiscal year ending July 31, 2015.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Portfolios after December 22, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At July 31, 2014, the following Portfolios had post-enactment net capital losses that will be carried forward indefinitely as follows:

Portfolio	Short-term	Long-term	Total
PACE Money Market Investments	$98	$—	$98
PACE Mortgage-Backed Securities Fixed Income Investments	8,197,697	10,134,397	18,332,094
PACE Strategic Fixed Income Investments	25,959,087	—	25,959,087
PACE High Yield Investments	1,387,675	589,723	1,977,398
PACE International Fixed Income Investments	4,471,195	—	4,471,195
PACE International Emerging Markets Equity Investments	15,197,253	3,637,968	18,835,221

PACE Select Advisors Trust

Notes to financial statements (unaudited)

At July 31, 2014, the following Portfolios had pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

Portfolio	July 31, 2015	July 31, 2016	July 31, 2017	July 31, 2018	July 31, 2019	Total
PACE Money Market Investments	$—	$—	$—	$94	$23	$117
PACE International Fixed Income Investments	1,422,528	2,354,563	765,140	7,784,695	—	12,326,926
PACE International Equity Investments	—	—	—	148,263,098	—	148,263,098
PACE Global Real Estate Securities Investments	—	—	—	20,709,826	—	20,709,826
PACE Alternative Strategies Investments	—	—	—	46,571,526	—	46,571,526

Qualified late year losses are deemed to arise on the first business day of a Portfolio's next taxable year. For the year ended July 31, 2014, the following Portfolios incurred, and elected to defer losses of the following:

	Late year ordinary	Post October capital losses
	losses	Short-term	Long-term
PACE Municipal Fixed Income Investments	$—	$804,153	$—
PACE Alternative Strategic Investments	5,651,336	—	—

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Portfolios have conducted an analysis and concluded as of January 31, 2015 that, other than PACE International Emerging Markets Equity Investments, there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. As of January 31, 2015, PACE International Emerging Markets Equity Investments has recognized a liability of $415,376 related to uncertain tax positions of which $185,389 is included in payable for foreign withholding taxes and foreign capital gains taxes and $229,987 is included in deferred foreign capital gain taxes payable in the Statement of assets and liabilities. The Portfolios recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the six months ended January 31, 2015, the Portfolios did not incur any interest or penalties. Capital gains realized by the Portfolios on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Each of the tax years in the four year period ended July 31, 2014, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Regulatory developments

On July 23, 2014, the SEC amended certain regulations that govern money market funds registered under the 1940 Act. The most significant changes will not become mandatory until October 2016. The most significant change is a requirement that institutional prime and institutional municipal money market funds move to a floating net asset value and change an accounting methodology that had been used for decades. In addition, all prime and municipal money market funds will be subject to potential redemption fees/gates under limited circumstances prescribed in the new regulations. Government, Treasury, retail prime and retail municipal money market funds will continue to be permitted to transact at a stable $1.00 share price. UBS Global AM is currently evaluating the potential impact of these changes on PACE Money Market Investments and expects to update shareholders further in advance of the October 2016 deadline.

PACE Select Advisors Trust

General information (unaudited)

Monthly and quarterly portfolio holdings disclosure

Each Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Portfolios upon request by calling 1-800-647 1568.

In addition, PACE Money Market Investments discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS's Web site at the following internet address: www.ubs.com/usmoneymarketfundsholdings. In addition, at this location, you will find a link to more detailed Portfolio information appearing in filings with the SEC on Form N-MFP.

Proxy voting policies, procedures and record

You may obtain a description of each Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how a Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting a Portfolio directly at 1-800-647 1568, online on a Portfolio's Web site: www.ubs.com/ubsglobalamproxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

PACE Select Advisors Trust

Board approvals of sub-advisory agreements (unaudited)

November 2014 Board Meeting

Neuberger Berman Fixed Income LLC

Trustees' considerations

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on November 18-19, 2014, the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered and approved the proposed sub-advisory agreement between UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and Neuberger Berman Fixed Income LLC ("Neuberger Berman") (the "Sub-Advisory Agreement") with respect to PACE Strategic Fixed Income Investments (the "Portfolio"). Management discussed with the board its proposal to reallocate a portion of the assets managed by Pacific Investment Management Company LLC to Neuberger Berman. In considering the approval of the Sub-Advisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios and UBS Global AM. The board recognized its familiarity with UBS Global AM and the investment management and sub-advisory agreements for this and the other portfolios of the Trust, including the extensive materials the board had previously reviewed in connection with the annual reconsideration of the contracts for the portfolios. The board also received a memorandum from UBS Global AM discussing UBS Global AM's reasons for recommending Neuberger Berman as a sub-advisor to the Portfolio.

In its consideration of the approval of the Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Sub-Advisory Agreement—The board's evaluation of the services to be provided by Neuberger Berman to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. It reviewed the purposes and investment objective of the Portfolio and UBS Global AM's overall plan to meet the Portfolio's stated purposes and objective. The board considered management's reasons for recommending the appointment of Neuberger Berman as an additional sub-advisor to the Portfolio, including its "due diligence" concerning Neuberger Berman and its belief that Neuberger Berman's opportunistic fixed income strategy would benefit the Portfolio by, among other reasons, further diversifying the Portfolio by introducing a more dynamic, less benchmark-sensitive strategy, potentially improving the Portfolio's ability to navigate interest rate volatility and potentially improving the Portfolio's ability to generate risk-adjusted returns and reduce downside capture. The board also received materials from Neuberger Berman detailing its investment philosophy and met with representatives of Neuberger Berman, who discussed with the board their investment philosophy and process and the backgrounds and qualifications of the portfolio management team. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed Sub-Advisory Agreement.

Sub-Advisory fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS Global AM to Neuberger Berman in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by Neuberger Berman. The board noted that although the proposed contractual sub-advisory fee would result in a net increase in the sub-advisory fees paid by UBS Global AM with respect to the Portfolio, the net increase in the sub-advisory fees would have no impact on the fees paid by the Portfolio's investors. The board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Sub-Advisory Agreement.

Fund performance—The board received and considered composite performance information provided by Neuberger Berman. The board also noted that, as Neuberger Berman would be a new sub-advisor to the Portfolio,

PACE Select Advisors Trust

Board approvals of sub-advisory agreements (unaudited)

the current performance of the Portfolio was not a significant factor in the consideration of the approval of the Sub-Advisory Agreement.

Advisor profitability—Profitability of Neuberger Berman or its affiliates or UBS Global AM or its affiliates in providing services to the Portfolio was not a significant factor considered by the board, as the sub-advisory fee would be paid by UBS Global AM out of the management fee paid to it by the Portfolio, and not by the Portfolio.

Economies of scale—The board noted that, as the sub-advisory fee for the Portfolio would be paid by UBS Global AM, not by the Portfolio, consideration of economies of scale with respect specifically to the sub-advisory fee was not relevant.

Other benefits to Neuberger Berman—The board was informed by management that Neuberger Berman's relationship with the Portfolio would be limited to its provision of sub-advisory services to the Portfolio and that therefore management believed that Neuberger Berman would not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which would also potentially benefit the Portfolio). The board recognized that Neuberger Berman could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as a sub-advisor to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having a sub-advisor with an established or well-regarded reputation.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the proposed Sub-Advisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

PACE Select Advisors Trust

Board approvals of sub-advisory agreements (unaudited)

November 2014 Board Meeting

River Road Asset Management, LLC

Trustees' considerations

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on November 18-19, 2014, the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered and approved the proposed sub-advisory agreement between UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and River Road Asset Management, LLC ("River Road") (the "Sub-Advisory Agreement") with respect to PACE Large Co Value Equity Investments (the "Portfolio"). Management discussed with the board its proposal to terminate Institutional Capital LLC ("ICAP") as a sub-advisor to the Portfolio and to reallocate a portion of the assets managed by ICAP to River Road, with the remaining portion of the assets managed by ICAP proposed to be reallocated to Pzena Investment Management, LLC, a current sub-advisor to the Portfolio. In considering the approval of the Sub-Advisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios and UBS Global AM. The board recognized its familiarity with UBS Global AM and the investment management and sub-advisory agreements for this and the other portfolios of the Trust, including the extensive materials the board had previously reviewed in connection with the annual reconsideration of the contracts for the portfolios. The board also received a memorandum from UBS Global AM discussing UBS Global AM's reasons for recommending River Road as a sub-advisor to the Portfolio.

In its consideration of the approval of the Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Sub-Advisory Agreement—The board's evaluation of the services to be provided by River Road to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. It reviewed the purposes and investment objective of the Portfolio and UBS Global AM's overall plan to meet the Portfolio's stated purposes and objective. The board considered management's reasons for recommending the appointment of River Road as a sub-advisor to the Portfolio, including its "due diligence" concerning River Road and its belief that River Road's dividend all cap value strategy would benefit the Portfolio by, among other reasons, potentially improving the Portfolio's ability to generate risk-adjusted returns, potentially enhancing downside protection and complementing the strategies provided by other sub-advisors to the Portfolio. The board also received materials from River Road detailing its investment philosophy and met with representatives of River Road, who discussed with the board their investment philosophy and process and the backgrounds and qualifications of the portfolio management team. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed Sub-Advisory Agreement.

Sub-Advisory fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS Global AM to River Road in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by River Road. The board noted that the proposed contractual sub-advisory fee, with its breakpoints, was more favorable than the sub-advisory fee currently charged by ICAP and would result in a lower overall blended sub-advisory fee for the Portfolio. The board also noted that UBS Global AM voluntarily offered to split 50/50 with shareholders (via a corresponding voluntary waiver of its management fees charged to the Portfolio) any sub-advisory fee savings that UBS Global AM experienced as a result of engaging River Road as a sub-advisor. The board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Sub-Advisory Agreement.

PACE Select Advisors Trust

Board approvals of sub-advisory agreements (unaudited)

Fund performance—The board received and considered composite performance information provided by River Road. The board also noted that, as River Road would be a new sub-advisor to the Portfolio, the current performance of the Portfolio was not a significant factor in the consideration of the approval of the Sub-Advisory Agreement.

Advisor profitability—Profitability of River Road or its affiliates or UBS Global AM or its affiliates in providing services to the Portfolio was not a significant factor considered by the board, as the sub-advisory fee would be paid by UBS Global AM out of the management fee paid to it by the Portfolio, and not by the Portfolio. As noted above, the board observed that the contractual sub-advisory fee payable by UBS Global AM to River Road would be lower than the fees paid by UBS Global AM to the Portfolio's current sub-advisors. The board indicated that it would further consider the implications, if any, of this lower overall blended sub-advisory expense to UBS Global AM and the 50/50 split noted above, among other matters, when it engages in its next full UBS Global AM management contract review, or before if appropriate. In this regard, it was noted that UBS Global AM provides updated profitability data on the Portfolio on an ongoing quarterly basis, which provides the board with other opportunities to monitor the impact of the proposed changes on profitability going forward.

Economies of scale—The board noted that, as the sub-advisory fee for the Portfolio would be paid by UBS Global AM, not by the Portfolio, consideration of economies of scale with respect specifically to the sub-advisory fee was not relevant.

Other benefits to River Road—The board was informed by management that River Road's relationship with the Portfolio would be limited to its provision of sub-advisory services to the Portfolio and that therefore management believed that River Road would not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which would also potentially benefit the Portfolio). The board recognized that River Road could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as a sub-advisor to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having a sub-advisor with an established or well-regarded reputation.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the proposed Sub-Advisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

PACE Select Advisors Trust

Board approvals of sub-advisory agreements (unaudited)

December 2014 Board Meeting

Mar Vista Investment Partners, LLC

Trustees' considerations

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on December 15, 2014, the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered and approved the proposed sub-advisory agreement between UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and Mar Vista Investment Partners, LLC ("Mar Vista") (the "Sub-Advisory Agreement") with respect to PACE Large Co Growth Equity Investments (the "Portfolio"). Management discussed with the board its proposal to appoint Mar Vista as a sub-advisor to the Portfolio. It was noted that Roxbury Capital Management, LLC ("Roxbury"), an affiliate of Mar Vista, has served as a sub-advisor to the Portfolio since May 2010, and that under the current structure, the portfolio managers are employees of Mar Vista and "associated and supervised persons" of Roxbury. Management explained that, on November 20, 2014, Roxbury and Mar Vista announced that they had entered into a transaction (the "Transaction") which would result in, among other things, Mar Vista and another affiliate of Roxbury, Hood River Capital Management LLC, each having a 50% ownership interest in Roxbury. Management further explained that Roxbury and Mar Vista have proposed that Mar Vista serve as the investment adviser to the Roxbury clients currently under management of the Mar Vista investment team, and, because the Portfolio's portfolio managers are employed by Mar Vista and Mar Vista will own 50% of Roxbury upon consummation of the Transaction, management agrees with this approach. The Transaction was expected to be completed on or about December 31, 2014. Management further stated that because the change in ownership of Roxbury will constitute an "assignment," the current sub-advisory agreement with Roxbury will terminate automatically upon consummation of the Transaction and, if approved, the Sub-Advisory Agreement will become effective. Management noted that it did not expect the Mar Vista investment team, philosophy or process to be affected by the Transaction. The board recognized its familiarity with UBS Global AM and the investment management and sub-advisory agreements for this and the other portfolios of the Trust, including the extensive materials the board had previously reviewed in connection with the annual reconsideration of the contracts for the portfolios. The board also received a memorandum from UBS Global AM discussing UBS Global AM's reasons for recommending Mar Vista as a sub-advisor to the Portfolio.

In its consideration of the approval of the Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Sub-Advisory Agreement—The board's evaluation of the services to be provided by Mar Vista to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. The board considered management's reasons for recommending the appointment of Mar Vista as a sub-advisor to the Portfolio, including that the Mar Vista investment team currently manages a portion of the Portfolio's assets as "associated and supervised persons" of Roxbury and would continue to manage those assets in a materially similar manner as employees of Mar Vista, with no expected changes to investment personnel. Management noted that Roxbury would continue to provide the same non-investment related services to the Portfolio that it provided prior to the Transaction. In considering the approval of the Sub-Advisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios and UBS Global AM. The board was also able to draw on its knowledge of Roxbury, including materials it previously received from, and meetings it previously held with, representatives of Roxbury who discussed with the board the investment philosophy and the backgrounds and qualifications of the portfolio management teams at both Roxbury and Mar Vista. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed Sub-Advisory Agreement.

PACE Select Advisors Trust

Board approvals of sub-advisory agreements (unaudited)

Sub-Advisory fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS Global AM to Mar Vista in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by Mar Vista. The board noted that Mar Vista has agreed to the same fee schedule as that currently in place for Roxbury. The board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Sub-Advisory Agreement.

Fund performance—The board considered performance information provided by Mar Vista with respect to the portion of the Portfolio managed by the Mar Vista team since 2010. The board also noted that UBS Global AM believes that the investment team will continue to perform at its current level after the Transaction. The board concluded that, overall, it was satisfied with the performance of the Portfolio.

Advisor profitability—Profitability of Mar Vista or its affiliates or UBS Global AM or its affiliates in providing services to the Portfolio was not a significant factor considered by the board, as the sub-advisory fee would be paid by UBS Global AM out of the management fee paid to it by the Portfolio, and not by the Portfolio.

Economies of scale—The board noted that, as the sub-advisory fee for the Portfolio would be paid by UBS Global AM, not by the Portfolio, consideration of economies of scale with respect specifically to the sub-advisory fee was not relevant.

Other benefits to Mar Vista—The board was informed by management that Mar Vista's relationship with the Portfolio would be limited to its provision of sub-advisory services to the Portfolio and that therefore management believed that Mar Vista would not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which would also potentially benefit the Portfolio). The board recognized that Mar Vista could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as a sub-advisor to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having a sub-advisor with an established or well-regarded reputation.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the proposed Sub-Advisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

Trustees

Richard Q. Armstrong Chairman Alan S. Bernikow Richard R. Burt	Meyer Feldberg Bernard H. Garil Heather R. Higgins David Malpass

Principal Officers

Mark E. Carver President	Thomas Disbrow Vice President and Treasurer
Mark F. Kemper Vice President and Secretary

Investment Manager and
Administrator

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter

UBS Global Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

This report is not to be used in connection with the offering of shares of the Portfolios unless accompanied or preceded by an effective prospectus.

© UBS 2015. All rights reserved.
UBS Global Asset Management (Americas) Inc.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019-6028

S276

Money Market Funds

PACE® Money Market Investments

Semiannual Report
January 31, 2015

PACE Money Market Investments

February 17, 2015

Dear Shareholder,

Performance

For the six months ended January 31, 2015, the Portfolio returned 0.01% before the deduction of the maximum PACE program fee.1 Please remember that the PACE program fee is assessed outside the Portfolio at the PACE program account level. The program fee does not impact the determination of the Portfolio's net asset value per share. For comparison purposes, the median return of the Lipper Money Market Funds category was 0.01%. (Returns over various time periods are shown in the "Performance at a glance" table on page 3. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

Advisor's Comments

Throughout the reporting period, the US Federal Reserve Board (the "Fed") continued to hold the federal funds rate at a historically low range between 0% and 0.25%. The federal funds rate, or the "fed funds rate," is the rate US banks charge one another for funds they borrow on an overnight basis. This continued to depress yields on a wide range of short-term investments. As a result, the Portfolio's yield remained low during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

PACE Money
Market Investments

Investment Advisor:

UBS Global Asset Management (Americas) Inc.

Portfolio Manager:

Robert Sabatino

Objective:

Current income consistent with preservation of capital and liquidity.

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental and private issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

1

PACE Money Market Investments

We tactically adjusted the Portfolio's weighted average maturity ("WAM") throughout the six-month review period. When the reporting period began, the Portfolio had a WAM of 40 days. This was increased to 48 days at the end of the reporting period.

At the issuer level, we maintained a high level of diversification, investing in smaller positions with the goal of reducing risk and keeping the Portfolio highly liquid. To that end, we typically purchased up to 3% in single nongovernment issuers throughout the reporting period. (The Portfolio is generally able to hold up to 5% in any one issuer, subject to certain exceptions.)

Several adjustments were made to the Portfolio's sector positioning during the six-month period. We increased the Portfolio's exposure to US government and agency obligations. Conversely, we reduced our allocation to commercial paper and modestly pared our exposures to certificates of deposit and repurchase agreements. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

Sincerely,

Mark E. Carver President The UBS Funds Managing Director UBS Global Asset Management (Americas) Inc.	Robert Sabatino Portfolio Manager, PACE Money Market Investments Managing Director, UBS Global Asset Management (Americas) Inc.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. A prospectus or summary prospectus for the funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

2

PACE Money Market Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/15	6 months	1 year	5 years	10 years
PACE Money Market Investments[1]	0.01%	0.01%	0.01%	1.40%
Lipper Money Market Funds median	0.01%	0.01%	0.01%	1.38%

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/14	6 months	1 year	5 years	10 years
PACE Money Market Investments[1]	0.01%	0.01%	0.01%	1.41%

For PACE Money Market Investments1, the 7-day current yield for the period ended January 31, 2015 was 0.01% after fee waivers and/or expense reimbursements; the yield was (0.76)% before fee waivers and/or expense reimbursements. The Portfolio's yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Yields will fluctuate and reflect fee waivers and/or expense reimbursements.

1  Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. The return of an investment will fluctuate. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the payable dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

An investment in PACE Money Market Investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Not FDIC Insured. May lose value. No bank guarantee.

3

PACE Money Market Investments

Understanding your Portfolio's expenses (unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) on-going program fees; and (2) ongoing Portfolio costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2014 to January 31, 2015.

Actual expenses (unaudited)

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes (unaudited)

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

4

PACE Money Market Investments

Understanding your Portfolio's expenses (unaudited) (concluded)

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any program fees. Therefore, the second line in the table is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if program fees were included, your costs would have been higher.

	Beginning account value August 1, 2014	Ending account value January 31, 2015	Expenses paid during period[1] 08/01/14 to 01/31/15	Expense ratio during the period
Actual	$1,000.00	$1,000.10	$0.66	0.13%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.55	0.66	0.13

1  Expenses are equal to the Portfolio's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

5

PACE Money Market Investments

Portfolio statistics (unaudited)

Characteristics	01/31/15
Net assets (mm)	$224.8
Number of holdings	69
Weighted average maturity	48 days
Portfolio composition[1]	01/31/15
Commercial paper	44.4%
Repurchase agreements	15.5
Certificates of deposit	16.0
US government and agency obligations	23.4
Short-term corporate obligation	1.8
Other assets less liabilities	(1.1)
Total	100.0%
Top ten holdings[1]	01/31/15
Repurchase agreement with Goldman Sachs, Inc., 0.060% due 02/02/15	8.6%
Repurchase agreement with Barclays Capital, Inc., 0.050% due 02/02/15	6.7
Federal Home Loan Bank, 0.120% due 05/15/15	3.1
US Treasury Notes, 0.250% due 02/15/15	2.3
Mizuho Bank Ltd., 0.200% due 03/02/15	2.2
Natixis, 0.070% due 02/02/15	2.2
Manhattan Asset Funding Co. LLC, 0.170% due 02/02/15	2.2
Philip Morris International Co., 0.120% due 02/06/15	2.2
Roche Holdings, Inc., 0.100% due 02/12/15	2.2
Toyota Motor Credit Corp., 0.140% due 02/09/15	2.2
Total	33.9%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2015. The Portfolio is actively managed and its composition will vary over time.

6

PACE Money Market Investments

Statement of net assets—January 31, 2015
(unaudited)

Security description	Face amount	Value
US government and agency obligations—23.39%
Federal Home Loan Bank
0.050%, due 03/02/15[1]	$5,000,000	$4,999,799
0.070%, due 02/04/15[1]	3,100,000	3,099,982
0.085%, due 03/27/15[1]	5,000,000	4,999,362
0.090%, due 03/18/15[1]	4,000,000	3,999,550
0.106%, due 02/12/15[2,3]	2,000,000	2,000,016
0.115%, due 03/17/15[1]	3,000,000	2,999,578
0.120%, due 05/15/15[1]	7,000,000	6,997,597
0.125%, due 06/02/15	3,000,000	2,999,603
0.160%, due 05/01/15[1]	5,000,000	4,998,022
0.180%, due 03/20/15[1]	2,000,000	1,999,530
Federal Home Loan Mortgage Corp.*
0.170%, due 11/04/15[1]	1,000,000	998,697
Federal National Mortgage Association*
0.500%, due 07/02/15	2,000,000	2,002,493
US Treasury Bill
0.180%, due 02/04/16[1]	1,500,000	1,497,270
US Treasury Notes
0.250%, due 02/15/15	5,000,000	5,000,408
0.250%, due 12/15/15	4,000,000	4,000,739
Total US government and agency obligations (cost—$52,592,646)		52,592,646
Certificates of deposit—16.01%
Banking-non-US—10.23%
Credit Industriel et Commercial
0.130%, due 02/03/15	3,000,000	3,000,000
HSBC Bank USA
0.255%, due 06/10/15	2,000,000	2,000,000
Mitsubishi UFJ Trust & Banking Corp.
0.210%, due 03/09/15	3,000,000	3,000,000
Mizuho Bank Ltd.
0.200%, due 03/02/15	5,000,000	5,000,000
Natixis
0.241%, due 02/03/15[2]	2,000,000	2,000,000

7

PACE Money Market Investments

Statement of net assets—January 31, 2015
(unaudited)

Security description	Face amount	Value
Certificates of deposit—(concluded)
Banking-non-US—(concluded)
Norinchukin Bank
0.170%, due 02/04/15	$3,000,000	$3,000,000
0.140%, due 02/26/15	3,000,000	3,000,000
Rabobank Nederland NV
0.302%, due 04/10/15[2]	1,000,000	1,000,000
Toronto-Dominion Bank
0.230%, due 02/24/15	1,000,000	1,000,000
		23,000,000
Banking-US—5.78%
BMO Harris Bank N.A.
0.230%, due 02/11/15	2,000,000	2,000,000
0.300%, due 07/23/15	2,000,000	2,000,000
Citibank N.A.
0.250%, due 05/07/15	2,000,000	2,000,000
JPMorgan Chase Bank N.A.
0.240%, due 06/05/15	2,000,000	2,000,000
0.320%, due 10/28/15	2,000,000	2,000,000
Wells Fargo Bank N.A.
0.230%, due 04/08/15	3,000,000	3,000,000
		13,000,000
Total certificates of deposit (cost—$36,000,000)		36,000,000
Commercial paper[1]—44.37%
Asset backed-miscellaneous—21.79%
Albion Capital Corp.
0.180%, due 02/23/15	2,000,000	1,999,780
0.180%, due 02/26/15	4,000,000	3,999,500
Antalis US Funding Corp.
0.160%, due 02/06/15	2,000,000	1,999,956
CAFCO LLC
0.200%, due 03/18/15	3,000,000	2,999,250
Gotham Funding Corp.
0.150%, due 02/05/15	4,000,000	3,999,933
0.160%, due 03/10/15	2,000,000	1,999,671

8

PACE Money Market Investments

Statement of net assets—January 31, 2015
(unaudited)

Security description	Face amount	Value
Commercial paper[1]—(continued)
Asset backed-miscellaneous—(concluded)
LMA Americas LLC
0.160%, due 02/09/15	$3,000,000	$2,999,893
0.170%, due 02/09/15	4,000,000	3,999,849
Manhattan Asset Funding Co. LLC
0.170%, due 02/02/15	5,000,000	4,999,976
Old Line Funding LLC
0.190%, due 03/19/15	2,000,000	1,999,514
Regency Markets No. 1 LLC
0.150%, due 02/17/15	5,000,000	4,999,667
0.150%, due 02/20/15	2,000,000	1,999,842
Salisbury Receivables Co. LLC
0.170%, due 02/10/15	4,000,000	3,999,830
Victory Receivables Corp.
0.170%, due 02/04/15	3,000,000	2,999,958
0.150%, due 02/25/15	1,000,000	999,900
Working Capital Management Co.
0.160%, due 02/03/15	3,000,000	2,999,973
		48,996,492
Banking-non-US—6.58%
ASB Finance Ltd.
0.257%, due 02/23/15[2]	1,000,000	1,000,000
Caisse Centrale Desjardins
0.160%, due 02/09/15	1,000,000	999,965
HSBC USA, Inc.
0.190%, due 02/02/15	3,800,000	3,799,980
National Australia Bank Ltd.
0.415%, due 01/08/16	2,000,000	1,992,138
Natixis
0.070%, due 02/02/15	5,000,000	4,999,990
Nordea Bank AB
0.220%, due 04/14/15	2,000,000	1,999,120
		14,791,193

9

PACE Money Market Investments

Statement of net assets—January 31, 2015
(unaudited)

Security description	Face amount	Value
Commercial paper[1]—(concluded)
Banking-US—3.55%
Bedford Row Funding Corp.
0.140%, due 03/16/15	$3,000,000	$2,999,498
0.470%, due 01/04/16	2,000,000	1,991,201
BNP Paribas Finance, Inc.
0.080%, due 02/06/15	2,000,000	1,999,978
PNC Bank N.A.
0.300%, due 07/06/15	1,000,000	998,708
		7,989,385
Electric-integrated—0.89%
CNPC Finance HK Ltd.
0.290%, due 02/05/15	2,000,000	1,999,935
Finance-captive automotive—2.67%
Toyota Motor Credit Corp.
0.140%, due 02/09/15	5,000,000	4,999,845
0.210%, due 04/27/15	1,000,000	999,504
		5,999,349
Finance-non-captive diversified—1.78%
General Electric Capital Corp.
0.200%, due 02/02/15	2,000,000	1,999,989
0.350%, due 10/02/15	2,000,000	1,995,275
		3,995,264
Insurance-life—2.67%
MetLife Short Term Funding LLC
0.120%, due 02/18/15	3,000,000	2,999,830
0.120%, due 03/06/15	3,000,000	2,999,670
		5,999,500
Pharmaceuticals—2.22%
Roche Holdings, Inc.
0.100%, due 02/12/15	5,000,000	4,999,847
Tobacco—2.22%
Philip Morris International Co.
0.120%, due 02/06/15	5,000,000	4,999,917
Total commercial paper (cost—$99,770,882)		99,770,882

10

PACE Money Market Investments

Statement of net assets—January 31, 2015
(unaudited)

Security description	Face amount	Value
Short-term corporate obligation—1.78%
Banking-non-US—1.78%
Barclays Bank PLC
0.360%, due 02/05/15[4] (cost—$4,000,000)	$4,000,000	$4,000,000
Repurchase agreements—15.52%
Repurchase agreement dated 01/30/15 with Barclays Capital, Inc., 0.050% due 02/02/15, collateralized by $14,289,500 US Treasury Note, 2.500% due 05/15/24; (value—$15,300,019); proceeds: $15,000,063	15,000,000	15,000,000
Repurchase agreement dated 01/30/15 with Goldman Sachs, Inc., 0.060% due 02/02/15, collateralized by $1,821,000 Federal Home Loan Mortgage Corp. obligations, 0.875% due 10/14/16 and $17,142,000 Federal National Mortgage Association obligations, 1.750% to 5.625% due 09/12/19 to 07/15/37; (value—$19,686,546); proceeds: $19,300,097	19,300,000	19,300,000
Repurchase agreement dated 01/30/15 with State Street Bank and Trust Co., 0.000% due 02/02/15, collateralized by $609,674 Federal Home Loan Mortgage Corp. obligations, 2.060% due 10/17/22; (value—$601,976); proceeds: $590,000	590,000	590,000
Total repurchase agreements (cost—$34,890,000)		34,890,000
Total investments (cost—$227,253,528 which approximates cost for federal income tax purposes)—101.07%		227,253,528
Liabilities in excess of other assets—(1.07)%		(2,408,080)
Net assets (applicable to 224,845,215 shares of beneficial interest outstanding equivalent to $1.00 per share)—100.00%		$224,845,448

11

PACE Money Market Investments

Statement of net assets—January 31, 2015
(unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2015 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and agency obligations	$—	$52,592,646	$—	$52,592,646
Certificates of deposit	—	36,000,000	—	36,000,000
Commercial paper	—	99,770,882	—	99,770,882
Short-term corporate obligation	—	4,000,000	—	4,000,000
Repurchase agreements	—	34,890,000	—	34,890,000
Total	$—	$227,253,528	$—	$227,253,528

At January 31, 2015, there were no transfers between Level 1 and Level 2.

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	78.1%
Japan	8.8
France	4.4
United Kingdom	4.3
Canada	0.9
China	0.9
Sweden	0.9
Australia	0.9
Netherlands	0.4
New Zealand	0.4
Total	100.0%

12

PACE Money Market Investments

Statement of net assets—January 31, 2015
(unaudited)

Portfolio footnotes

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  Rates shown are the discount rates at date of purchase.

2  Variable or floating rate security. The interest rate shown is the current rate as of January 31, 2015 and changes periodically. The maturity date reflects earlier of reset date or stated maturity date.

3  Security purchased on a when-issued basis. When-issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

4  Illiquid investment as of January 31, 2015.

See accompanying notes to financial statements
13

PACE Money Market Investments

Statement of operations

For the six months ended January 31, 2015 (unaudited)
Investment income:
Interest	$156,915
Expenses:
Transfer agency and related services fees	474,475
Investment management and administration fees	390,595
Professional fees	63,228
Reports and notices to shareholders	58,875
State registration fees	15,694
Trustees' fees	12,535
Custody and accounting fees	10,808
Insurance expense	3,221
Other expenses	14,474
1,043,905
Fee waivers and/or expense reimbursements	(898,151)
Net expenses	145,754
Net investment income	11,161
Net realized gain	232
Net increase in net assets resulting from operations	$11,393

See accompanying notes to financial statements
14

PACE Money Market Investments

Statement of changes in net assets

	For the six months ended January 31, 2015 (unaudited)	For the year ended July 31, 2014
From operations:
Net investment income	$11,161	$27,332
Net realized gain	232	—
Net increase in net assets resulting from operations	11,393	27,332
Dividends and distributions to shareholders from:
Net investment income	(11,161)	(27,332)
Net realized gains	—	(664)
	(11,161)	(27,996)
Net increase (decrease) in net assets from beneficial interest transactions	12,820,095	(97,818,589)
Cash payment from investment advisor	—	2,430
Net increase (decrease) in net assets	12,820,327	(97,816,823)
Net assets:
Beginning of period	212,025,121	309,841,944
End of period	$224,845,448	$212,025,121
Accumulated undistributed net investment income	$—	$—

See accompanying notes to financial statements
15

PACE Money Market Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Six months ended January 31, 2015
(unaudited)
Net asset value, beginning of period	$1.00
Net investment income	0.000[1]
Dividends from net investment income	(0.000)[1]
Distributions from net realized gains	—
Total dividends and distributions	0.000[1]
Net asset value, end of period	$1.00
Total investment return[2]	0.01%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.94%[4]
Expenses after fee waivers and/or expense reimbursements	0.13%[4]
Net investment income	0.01%[4]
Supplemental data:
Net assets, end of period (000's)	$224,845

1  Amount represents less than $0.0005 per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include program fees; results would be lower if these fees were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

3  Payment from investment advisor as disclosed on page 23 had no impact on the Portfolio's total investment return and represents less than $0.0005 per share.

4  Annualized.

See accompanying notes to financial statements
16

	Years ended July 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.000[1]	0.000[1]	0.000[1]	0.000[1]	0.000[1]
Dividends from net investment income	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]
Distributions from net realized gains	(0.000)[1]	—	—	(0.000)[1]	(0.000)[1]
Total dividends and distributions	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.01%[3]	0.01%	0.01%	0.01%	0.01%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.91%	0.88%	0.89%	0.88%	0.90%
Expenses after fee waivers and/or expense reimbursements	0.14%	0.19%	0.19%	0.25%	0.27%
Net investment income	0.01%	0.01%	0.01%	0.01%	0.01%
Supplemental data:
Net assets, end of period (000's)	$212,025	$309,842	$337,091	$365,844	$386,217

17

PACE Money Market Investments

Notes to financial statements (unaudited)

Organization and significant accounting policies

PACE Money Market Investments (the "Portfolio") is a diversified portfolio of PACE Select Advisors Trust (the "Trust"), which was organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust has fifteen Portfolios available for investment, each having its own investment objectives and policies. Shares of the Portfolio currently are available only to participants in the PACESM Select Advisors Program and the PACESM Multi Advisor Program.

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

In the normal course of business, the Portfolio may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Portfolio attempts to maintain a stable net asset value of $1.00 per share; the Portfolio has adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable it to do so. As with any money market fund, there is no assurance, however, that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

18

PACE Money Market Investments

Notes to financial statements (unaudited)

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Portfolio's financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—Investments are valued at amortized cost. Periodic review and monitoring of the valuation of the securities held by the Portfolio is performed in an effort to ensure that amortized cost approximates market value.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Portfolio's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Portfolio's own assumptions in determining the fair value of investments.

In accordance with the requirements of US GAAP, a fair value hierarchy has been included near the end of the Portfolio's Statement of net assets.

Repurchase agreements—The Portfolio may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolio maintains custody of the underlying obligations prior to their repurchase, either through its

19

PACE Money Market Investments

Notes to financial statements (unaudited)

regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolio and its counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. Moreover, repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 under the Investment Company Act of 1940 may require the Portfolio to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolio may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global Asset Management (Americas) Inc. ("UBS Global AM").

Under certain circumstances, the Portfolio may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Portfolio potentially assessed a fee for uninvested cash held in a business account at a bank.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.
20

PACE Money Market Investments

Notes to financial statements (unaudited)

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—The ability of the issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment management and administration fees and other transactions with affiliates—The Portfolio's Board of Trustees has approved an investment management and administration contract ("Management Contract") with UBS Global AM. In accordance with the Management Contract, the Portfolio pays UBS Global AM an investment management and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets. At January 31, 2015, the Portfolio is owed $56,243 from UBS Global AM, representing investment management and administration fees net of fee waivers/expense reimbursements.

UBS Global AM has contractually undertaken to waive a portion of the Portfolio's investment management and administration fees and/or reimburse a portion of the Portfolio's other expenses, when necessary, to maintain the total ordinary annual operating expenses (excluding dividend expense, borrowing costs and interest expense, if any) through November 30, 2015 at a level not to exceed 0.60%. The Portfolio will make a payment to UBS Global AM for any previously waived fees/reimbursed expenses during the following three fiscal years to the extent that operating expenses are otherwise below the expense cap.

21

PACE Money Market Investments

Notes to financial statements (unaudited)

At January 31, 2015, the Portfolio had remaining fee waivers/expense reimbursements subject to repayment to UBS Global AM and respective dates of expiration as follows:

Fee waivers/expense reimbursements subject to repayment	Expires July 31, 2015	Expires July 31, 2016	Expires July 31, 2017	Expires July 31, 2018
$3,323,629	$1,175,570	$918,256	$855,490	$374,313

UBS Global AM may voluntarily waive fees and/or reimburse expenses from time to time in the event that the Portfolio's yield falls below a certain level. Once started, there is no guarantee that UBS Global AM would continue to voluntarily waive an additional portion of its fees and/or reimburse expenses. This management fee waiver will not be subject to future recoupment. For the six months ended January 31, 2015, UBS Global AM voluntarily waived and/or reimbursed expenses of $367,588 for that purpose.

Under normal conditions, the Portfolio invests cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC ("Private Money Market"), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by UBS Global AM and is currently offered as a cash management option to mutual funds and certain other accounts managed by the Portfolio's Investment Manager. UBS Global AM acts as managing member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market's average daily members' equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. UBS Global AM may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market, net of fee rebates

22

PACE Money Market Investments

Notes to financial statements (unaudited)

paid to borrowers, are reflected as securities lending income in the Statement of operations.

In August 2013, UBS Global AM made a voluntary cash payment of $2,430 to the Portfolio in order to address a differential between the number of shares outstanding and the Portfolio's net assets. The differential was attributable to historical, embedded capital losses that were experienced by the Portfolio over several years prior to the credit crisis of 2008. The voluntary payment to the Portfolio was not required to maintain a stable net asset value per share. The payment has removed a small, historical deviation that was reflected in the Portfolio's market price based and amortized cost net asset value per share.

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Portfolio may conduct transactions, resulting in him being an interested trustee of the Portfolio. The Portfolio has been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. During the six months ended January 31, 2015, the Portfolio purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley, having an aggregate value of $69,086,932. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Portfolio's investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

23

PACE Money Market Investments

Notes to financial statements (unaudited)

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Portfolio pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Portfolio's transfer agent, and is compensated for these services by BNY Mellon, not the Portfolio.

Effective July 1, 2013, UBS Financial Services Inc. voluntarily agreed to waive a portion of the fee that it would otherwise have received from BNY Mellon with respect to PACE Money Market Investments so that BNY Mellon would correspondingly reduce the fees it would have charged to that Portfolio. Given that UBS Global AM has voluntarily undertaken to reduce its fees and/or reimburse expenses to keep the Portfolio's yield at or above a certain level, and that such amount exceeds the reduction in BNY Mellon's fees, the net effect of BNY Mellon's pass through of the waiver by UBS Financial Services Inc. is to partially reduce the amount that UBS Global AM would have otherwise voluntarily waived/reimbursed. For the six months ended January 31, 2015, the amount of the reduction in transfer agency and related services fees charged by BNY Mellon to the Portfolio was $156,250, which reflected an equal amount of compensation that was voluntarily waived by UBS Financial Services Inc. Voluntary fee waiver/expense reimbursement arrangements may end at any time.

For the six months ended January 31, 2015, UBS Financial Services Inc. received from BNY Mellon, not the Portfolio, $79,366 of the total transfer agency and related services fees paid by the Portfolio to BNY Mellon.

Securities lending

The Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio

24

PACE Money Market Investments

Notes to financial statements (unaudited)

receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. State Street Bank and Trust Company serves as the Portfolio's lending agent. At January 31, 2015, the Portfolio did not have any securities on loan.

Other liabilities and components of net assets

At January 31, 2015, the Portfolio had the following liabilities outstanding:

Payable for shares of beneficial interest repurchased	$1,553,897
Payable for investments purchased	1,497,270
Payable to custodian	1,394
Dividends payable to shareholders	1,007
Other accrued expenses*	234,815

*  Excludes investment management and administration fees.

At January 31, 2015, the components of net assets were as follows:

Accumulated paid in capital	$224,846,418
Accumulated net realized loss	(970)
Net assets	$224,845,448

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	For the six months ended January 31, 2015	For the year ended July 31, 2014
Shares sold	125,236,122	228,597,765
Shares repurchased	(112,422,257)	(326,432,653)
Dividends reinvested	6,230	16,299
Net increase (decrease) in shares outstanding	12,820,095	(97,818,589)

25

PACE Money Market Investments

Notes to financial statements (unaudited)

Federal tax status

The Portfolio intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid to shareholders by the Portfolio during the six months ended January 31, 2015 and the fiscal year ended July 31, 2014 was ordinary income.

The components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Portfolio's fiscal year ending July 31, 2015.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Portfolio after December 22, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At July 31, 2014, the Portfolio had post-enactment short-term capital loss carryforwards of $98 and the following pre-enactment capital loss carryforwards through the indicated expiration dates for federal income tax purposes available to offset future capital gains:

	Expiration dates
Portfolio	July 31, 2018	July 31, 2019	Total
PACE Money Market Investments	$94	$23	$117

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Portfolio has conducted an analysis and

26

PACE Money Market Investments

Notes to financial statements (unaudited)

concluded as of January 31, 2015, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. The Portfolio recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the six months ended January 31, 2015, the Portfolio did not incur any interest or penalties.

Each of the tax years in the four year period ended July 31, 2014, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Regulatory developments

On July 23, 2014, the SEC amended certain regulations that govern money market funds registered under the 1940 Act. The most significant changes will not become mandatory until October 2016. The most significant change is a requirement that institutional prime and institutional municipal money market funds move to a floating net asset value and change an accounting methodology that had been used for decades. In addition, all prime and municipal money market funds will be subject to potential redemption fees/gates under limited circumstances prescribed in the new regulations. Government, Treasury, retail prime and retail municipal money market funds will continue to be permitted to transact at a stable $1.00 share price. UBS Global AM is currently evaluating the potential impact of these changes on PACE Money Market Investments and expects to update shareholders further in advance of the October 2016 deadline.

27

PACE Money Market Investments

General information (unaudited)

Monthly and quarterly portfolio holdings disclosure

The Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolio's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Portfolio upon request by calling 1-800-647 1568.

In addition, the Portfolio discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS's Web site at the following internet address: www.ubs.com/usmoneymarketfundsholdings. In addition, at this location, you will find a link to more detailed Portfolio information appearing in filings with the SEC on Form N-MFP.

Proxy voting policies, procedures and record

You may obtain a description of the Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Portfolio directly at 1-800-647 1568, online on the Portfolio's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on SEC's Web site (http://www.sec.gov).

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32

Trustees

Richard Q. Armstrong Chairman Alan S. Bernikow Richard R. Burt	Meyer Feldberg Bernard H. Garil Heather R. Higgins David Malpass

Principal Officers

Mark E. Carver President	Thomas Disbrow Vice President and Treasurer
Mark F. Kemper Vice President and Secretary	Robert Sabatino Vice President

Investment Manager and
Administrator

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter

UBS Global Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

The financial information included herein is taken from the records of the Portfolio without examination by independent registered public accountants who do not express an opinion thereon.

This report is not to be used in connection with the offering of shares of the Portfolio unless accompanied or preceded by an effective prospectus.

© UBS 2015. All rights reserved.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

S097

Item 2.  Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3.  Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Investments.

(a)         Included as part of the report to shareholders filed under Item 1 of this form.

(b)         Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.  In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Mark Kemper, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)           (1) Code of Ethics — Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)           (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)           (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)           Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

(c)            Disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934, as amended—Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PACE Select Advisors Trust

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	April 10, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	April 10, 2015

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	April 10, 2015